UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21265

Invesco Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b)	Not applicable.

Invesco Annual Report to Shareholders April 30, 2023
PWC PRF PRFZ	Invesco Dynamic Market ETF Invesco FTSE RAFI US 1000 ETF Invesco FTSE RAFI US 1500 Small-Mid ETF

2

The Market Environment

Domestic Equity

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of the second quarter of 2022 amid substantial inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the Consumer Price Index (CPI) rose 8.6% for the 12 months ended May 2022.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the US Federal Reserve (the Fed) raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which represented the largest series of increases in nearly 30 years.3 US equity markets rose in July and August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming, which sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data showed inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target benchmark federal funds rate by 0.75% in November and by 0.50% in December.3

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the likelihood of a recession and the risk of a deeper recession than initially anticipated. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread to other sectors sent investors to safe haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the benchmark federal funds rate by just 0.25% in February and March 2023, a slower pace than in 2022.3 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil. Markets stabilized in April due to milder inflation data and better-than-expected corporate earnings. For the 12 months ending March 31, 2023, the CPI came in at 5%, the smallest 12-month increase since the period ending May 2021.1 The March month-

over-month CPI rose by 0.1%, a decline from an increase of 0.4% in February.1 The labor market remained tight and the unemployment rate held at a historically low 3.5%.2 As corporate earnings season got underway, a number of companies, including some big tech names provided optimistic future guidance.

In this environment, US stocks for the fiscal year ended April 30, 2023, had returns of 2.66%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Global Equity

Global equity markets declined at the beginning of the fiscal year as record inflation, rising interest rates, recession fears and Russia’s invasion of Ukraine led to generally weaker consumer sentiment around the globe. To tame inflation, Western central banks raised interest rates, which was in contrast to some central banks in the East, that lowered their policy rate or kept rates the same. Inflation headwinds continued into the third quarter of 2022, with several central banks continuing to raise interest rates to combat inflation.

Global equity markets posted gains for the fourth quarter of 2022, after better inflation data sparked a rally in October and November. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023, as inflation remained above target levels. International stocks outperformed US stocks, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter, driven by China, which eased its zero-COVID-19 policy and started to reopen.

For the first quarter of 2023, global equity markets managed to deliver gains despite volatility and a banking crisis. January’s rally gave way to mixed global equity results in February, as inflation appeared more persistent than expected, boosting expectations that interest rates may stay higher for longer. The quarter’s largest shock came in March as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Credit Suisse, led to a selloff in US and European financial stocks. Amid the banking turmoil, some global central banks continued to raise interest rates to fight inflation. Though they lagged international developed market equities, emerging market equities also delivered gains for the quarter.

In April 2023, developed market equities posted a modest gain supported by positive economic data, while emerging market equities declined for the month. Within emerging markets, the Chinese equity market was negatively affected by renewed geopolitical tensions between the US and China. For the fiscal year ended April 30, 2023, developed market equities posted a positive return, outperforming emerging market equities, which ended the period in negative territory.

3

PWC	Management’s Discussion of Fund Performance
Invesco Dynamic Market ETF (PWC)

As an index fund, the Invesco Dynamic Market ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Market Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”), compiles and maintains the Index, which is composed of U.S. stocks that the Index Provider includes pursuant to a proprietary selection methodology. Stocks are selected from the top of each sector and size category in a manner designed to produce an index with sector and size dispersion similar to the overall broad market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 5.16%. On a net asset value (“NAV”) basis, the Fund returned 5.09%. During the same time period, the Index returned 5.64%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 2.66%.

For the fiscal year ended April 30, 2023, the health care sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and energy sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the information technology and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included O’Reilly Automotive, Inc., a consumer discretionary company (portfolio average weight of 2.24%), and ON Semiconductor Corp., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Enphase Energy Inc., an information technology company (portfolio average weight of 2.35%), and HP Inc., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Information Technology	25.51
Health Care	15.58
Consumer Discretionary	12.30
Financials	11.73
Industrials	9.35
Communication Services	7.67
Consumer Staples	7.08
Energy	5.42
Sector Types Each Less Than 3%	5.38
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
First Solar, Inc.	4.12
VeriSign, Inc.	3.95
Motorola Solutions, Inc.	3.94
Microchip Technology, Inc.	3.29
Eli Lilly and Co.	3.01
Enphase Energy, Inc.	2.96
West Pharmaceutical Services, Inc.	2.93
Boston Scientific Corp.	2.81
T-Mobile US, Inc.	2.71
General Mills, Inc.	2.64
Total	32.36

*	Excluding money market fund holdings.

4

Invesco Dynamic Market ETF (PWC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Market Intellidex® Index	5.64%	11.53%	38.75%	4.23%	23.03%	8.86%	133.70%	9.11%	471.83%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	10.03	575.68
Fund
NAV Return	5.09	10.85	36.21	3.55	19.06	8.13	118.53	8.41	402.87
Market Price Return	5.16	11.42	38.33	3.55	19.04	8.13	118.57	8.41	402.69

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

PRF	Management’s Discussion of Fund Performance
Invesco FTSE RAFI US 1000 ETF (PRF)

As an index fund, the Invesco FTSE RAFI US 1000 ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM US 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with their guidelines and mandated procedures, FTSE International Limited and Research Affiliates LLC (together, the “Index Provider”) compile and maintain the Index, which is composed of approximately 1,000 common stocks and is designed to track the performance of the largest U.S. companies based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 1.12%. On a net asset value (“NAV”) basis, the Fund returned 1.11%. During the same time period, the Index returned 1.48%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Russell 1000® Index returned 1.82%.

For the fiscal year ended April 30, 2023, the energy sector contributed most significantly to the Fund’s return, followed by the industrials and health care sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the financials and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Exxon Mobil Corp., an energy company (portfolio average weight of 2.57%), and JPMorgan Chase & Co., a financials company (portfolio average weight of 1.70%). Positions that detracted most significantly from the Fund’s return during this period included Intel Corp., an information technology company (portfolio average weight of 0.78%), and CVS Health Corp., a health care company (portfolio average weight of 0.83%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Financials	19.33
Health Care	12.89
Information Technology	12.86
Industrials	9.50
Communication Services	9.20
Consumer Staples	8.92
Consumer Discretionary	8.89
Energy	7.12
Utilities	4.58
Materials	3.49
Real Estate	3.16
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Berkshire Hathaway, Inc., Class B	2.80
Apple, Inc.	2.39
Microsoft Corp.	2.28
Exxon Mobil Corp.	2.04
JPMorgan Chase & Co.	1.86
Amazon.com, Inc.	1.58
Verizon Communications, Inc.	1.38
Chevron Corp.	1.36
AT&T, Inc.	1.33
Meta Platforms, Inc., Class A	1.24
Total	18.26

*	Excluding money market fund holdings.

6

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFITM US 1000 Index	1.48%	17.79%	63.44%	10.11%	61.85%	10.94%	182.42%	9.41%	376.67%
Russell 1000® Index	1.82	14.22	49.00	11.07	69.01	11.95	209.22	9.26	365.75
Fund
NAV Return	1.11	17.37	61.67	9.74	59.14	10.54	172.50	8.98	344.96
Market Price Return	1.12	17.29	61.37	9.71	58.95	10.54	172.42	8.99	345.93

Fund Inception: December 19, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

PRFZ	Management’s Discussion of Fund Performance
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

As an index fund, the Invesco FTSE RAFI US 1500 Small-Mid ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM US Mid Small 1500 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with their guidelines and mandated procedures, FTSE International Limited and Research Affiliates LLC (together, the “Index Provider”) compile and maintain the Index, which is composed of approximately 1,500 common stocks and is designed to track the performance of small- and medium-sized U.S. companies based on the following four fundamental measures of firm size: book value, sales, cash flow and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (2.83)%. On a net asset value (“NAV”) basis, the Fund returned (2.77)%. During the same time period, the Index returned (2.61)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates. During this same time period, the Russell 2000® Index returned (3.65)%.

For the fiscal year ended April 30, 2023, the energy sector contributed most significantly to the Fund’s return, followed by the industrials and utilities sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the real estate and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Scorpio Tankers, Inc., an energy company (portfolio average weight 0.42%), and Super Micro Computer, Inc., an information technology company (portfolio average weight 0.32%). Positions that detracted most significantly from the Fund’s return during this period included MultiPlan Corp., Class A, a health care company (portfolio average weight of 0.13%), and Office Properties Income Trust, a real estate company (portfolio average weight of 0.13%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Financials	18.05
Industrials	17.70
Consumer Discretionary	14.38
Information Technology	11.55
Health Care	10.79
Real Estate	6.25
Energy	5.80
Materials	5.04
Consumer Staples	4.66
Communication Services	4.01
Sector Types Each Less Than 3%	1.75
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
StoneCo Ltd., Class A	0.24
Brookdale Senior Living, Inc.	0.24
FTAI Aviation Ltd.	0.22
Saia, Inc.	0.22
Super Micro Computer, Inc.	0.22
XP, Inc., Class A	0.21
Coty, Inc., Class A	0.21
Boyd Gaming Corp.	0.21
Range Resources Corp.	0.21
PROG Holdings, Inc.	0.21
Total	2.19

*	Excluding money market fund holdings.

8

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFITM US Mid Small 1500 Index	(2.61)%	17.41%	61.85%	5.79%	32.52%	9.08%	138.44%	8.68%	298.39%
Russell 2000® Index	(3.65)	11.90	40.11	4.15	22.55	7.88	113.50	6.87	201.72
Fund
NAV Return	(2.77)	17.16	60.80	5.57	31.14	8.84	133.26	8.43	283.37
Market Price Return	(2.83)	17.10	60.59	5.52	30.82	8.85	133.40	8.42	283.15

Fund Inception: September 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.40% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;
•	Each Fund’s investment strategy remained appropriate for an open-end fund;
•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Funds did not breach the 15% limit on Illiquid Investments; and
•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

10

Invesco Dynamic Market ETF (PWC)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Communication Services-7.67%
AT&T, Inc.(b)	130,399	$2,304,150
EchoStar Corp., Class A(b)(c)	40,016	683,073
Madison Square Garden Sports Corp., Class A	3,751	752,076
Perion Network Ltd. (Israel)(c)	21,579	755,912
T-Mobile US, Inc.(c)	17,030	2,450,617

		6,945,828

Consumer Discretionary-12.30%
Academy Sports & Outdoors, Inc.(b)	5,374	341,355
Arcos Dorados Holdings, Inc., Class A (Brazil)	37,841	300,458
Bloomin’ Brands, Inc.	11,285	279,529
Deckers Outdoor Corp.(c)	793	380,117
Dillard’s, Inc., Class A(b)	941	280,785
Grand Canyon Education, Inc.(c)	2,654	315,030
Home Depot, Inc. (The)	6,277	1,886,490
NVR, Inc.(c)	369	2,154,960
O’Reilly Automotive, Inc.(c)	2,156	1,977,720
Penske Automotive Group, Inc.(b)	2,185	302,797
Target Hospitality Corp.(b)(c)	19,944	251,494
Taylor Morrison Home Corp., Class A(c)	9,125	393,196
Ulta Beauty, Inc.(c)	3,532	1,947,651
Upbound Group, Inc.	12,076	321,946

		11,133,528

Consumer Staples-7.08%
Archer-Daniels-Midland Co.	26,558	2,073,648
Cal-Maine Foods, Inc.	5,178	245,955
Celsius Holdings, Inc.(b)(c)	3,545	338,796
elf Beauty, Inc.(c)	4,209	390,427
General Mills, Inc.	26,963	2,389,731
Lamb Weston Holdings, Inc.	3,071	343,368
Performance Food Group Co.(c)	5,251	329,185
US Foods Holding Corp.(c)	7,847	301,325

		6,412,435

Energy-5.42%
Comstock Resources, Inc.(b)	32,622	375,153
CONSOL Energy, Inc.	7,194	426,892
Hess Midstream L.P., Class A(b)	13,419	393,713
Marathon Petroleum Corp.	14,008	1,708,976
PBF Energy, Inc., Class A	8,331	290,419
Phillips 66	17,311	1,713,789

		4,908,942

Financials-11.73%
Aflac, Inc.	19,760	1,380,236
American Equity Investment Life Holding Co.	7,373	284,156
American International Group, Inc.	22,526	1,194,779
Arch Capital Group Ltd.(c)	19,926	1,495,845
Corebridge Financial, Inc.(b)	14,164	238,805
Enova International, Inc.(b)(c)	5,887	258,557
Everest Re Group Ltd.	753	284,634
Fidelity National Financial, Inc.(b)	6,847	243,000
Genworth Financial, Inc., Class A(c)	47,214	274,313
Heartland Financial USA, Inc.	5,752	187,285
International Bancshares Corp.	6,311	269,290

	Shares	Value
Financials-(continued)
Jackson Financial, Inc., Class A(b)	6,160	$221,822
JPMorgan Chase & Co.	9,633	1,331,666
Preferred Bank(b)	4,015	193,041
Regions Financial Corp.(b)	58,022	1,059,482
RenaissanceRe Holdings Ltd. (Bermuda)	1,370	295,112
StoneX Group, Inc.(b)(c)	2,842	278,715
Synchrony Financial	38,440	1,134,364

		10,625,102

Health Care-15.58%
AmerisourceBergen Corp.	14,023	2,339,738
AMN Healthcare Services, Inc.(b)(c)	3,726	321,740
Arcus Biosciences, Inc.(b)(c)	18,877	336,954
Bausch + Lomb Corp.(c)	18,928	330,483
Boston Scientific Corp.(c)	48,783	2,542,570
Catalyst Pharmaceuticals, Inc.(c)	22,999	366,144
CONMED Corp.(b)	3,720	467,120
Cytek Biosciences, Inc.(b)(c)	31,972	367,039
DocGo, Inc.(b)(c)	38,082	323,697
Eli Lilly and Co.	6,885	2,725,496
Medpace Holdings, Inc.(c)	1,764	353,047
Organon & Co.	12,971	319,476
Supernus Pharmaceuticals, Inc.(b)(c)	9,035	333,030
Vir Biotechnology, Inc.(c)	12,994	326,799
West Pharmaceutical Services, Inc.	7,354	2,656,559

		14,109,892

Industrials-9.35%
Boise Cascade Co.	4,834	330,210
Builders FirstSource, Inc.(b)(c)	4,309	408,364
Encore Wire Corp.(b)	1,720	268,888
Expeditors International of Washington, Inc.	19,615	2,232,972
Kirby Corp.(c)	4,624	332,188
Matson, Inc.	5,059	344,164
Mueller Industries, Inc.(b)	4,625	332,306
PACCAR, Inc.	27,943	2,087,063
United Airlines Holdings, Inc.(c)	42,825	1,875,735
ZIM Integrated Shipping Services Ltd. (Israel)(b)	15,121	258,115

		8,470,005

Information Technology-25.51%
Agilysys, Inc.(c)	7,882	615,111
Axcelis Technologies, Inc.(b)(c)	5,295	626,398
Belden, Inc.	7,328	578,106
Digi International, Inc.(b)(c)	19,235	580,128
Enphase Energy, Inc.(b)(c)	16,318	2,679,416
Extreme Networks, Inc.(b)(c)	34,132	606,867
Fabrinet (Thailand)(c)	5,242	497,728
First Solar, Inc.(c)	20,444	3,732,666
Flex Ltd.(c)	27,620	568,143
Jabil, Inc.	7,741	604,959
Microchip Technology, Inc.	40,782	2,976,678
Model N, Inc.(b)(c)	18,582	572,326
Motorola Solutions, Inc.	12,257	3,571,690
Sanmina Corp.(b)(c)	10,455	546,378
Super Micro Computer, Inc.(b)(c)	7,267	766,160
VeriSign, Inc.(c)	16,138	3,579,408

		23,102,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Dynamic Market ETF (PWC)–(continued)

April 30, 2023

	Shares	Value
Materials-2.41%
Alpha Metallurgical Resources, Inc.	1,704	$249,738
Steel Dynamics, Inc.	16,253	1,689,500
Warrior Met Coal, Inc.	7,070	244,410

		2,183,648

Utilities-2.97%
NRG Energy, Inc.	11,155	381,167
PG&E Corp.(c)	115,057	1,968,625
UGI Corp.	9,958	337,377

		2,687,169

Total Common Stocks & Other Equity Interests (Cost $87,946,420)		90,578,711

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $62,302)	62,302	62,302

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $88,008,722)		90,641,013

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-15.56%
Invesco Private Government Fund, 4.83%(d)(e)(f)	3,730,945	$3,730,945
Invesco Private Prime Fund, 4.99%(d)(e)(f)	10,362,693	10,362,693

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,093,839)		14,093,638

TOTAL INVESTMENTS IN SECURITIES-115.65% (Cost $102,102,561)		104,734,651
OTHER ASSETS LESS LIABILITIES-(15.65)%		(14,169,985)

NET ASSETS-100.00%.		$90,564,666

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$111,719	$3,324,904	$(3,374,321)	$-	$-	$62,302	$2,675

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,120,222	43,386,278	(41,775,555)	-	-	3,730,945	91,412	*

Invesco Private Prime Fund	4,944,307	86,052,568	(80,634,096)	(226)	140	10,362,693	243,983	*

Total	$7,176,248	$132,763,750	$(125,783,972)	$(226)	$140	$14,155,940	$338,070

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco FTSE RAFI US 1000 ETF (PRF)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-9.20%
Activision Blizzard, Inc.	75,109	$5,836,720
Alphabet, Inc., Class A(b)	550,010	59,038,073
Alphabet, Inc., Class C(b)	491,713	53,213,181
AMC Networks, Inc., Class A(b)	27,667	489,429
AT&T, Inc.	4,484,261	79,236,892
Cable One, Inc.(c)	1,181	895,682
Charter Communications, Inc., Class A(b)	35,006	12,906,712
Cinemark Holdings, Inc.(b)(c)	66,242	1,118,165
Comcast Corp., Class A	1,413,324	58,469,214
DISH Network Corp., Class A(b)(c)	244,420	1,835,594
Electronic Arts, Inc.	23,889	3,040,592
Fox Corp., Class A(c)	70,439	2,342,801
Fox Corp., Class B	34,121	1,042,055
Frontier Communications Parent, Inc.(b)(c)	99,917	2,252,129
IAC, Inc.(b)(c)	25,347	1,312,214
Interpublic Group of Cos., Inc. (The)(c)	91,687	3,275,977
Liberty Broadband Corp., Class A(b)(c)	2,315	195,687
Liberty Broadband Corp., Class C(b)	15,867	1,345,204
Liberty Global PLC, Class A (United Kingdom)(b)	150,728	2,940,703
Liberty Global PLC, Class C (United Kingdom)(b)(c)	232,856	4,736,291
Liberty Latin America Ltd., Class A(b)	32,600	289,162
Liberty Latin America Ltd., Class C(b)	124,166	1,102,594
Liberty Media Corp.-Liberty Formula One, Class A(b)	2,246	145,496
Liberty Media Corp.-Liberty Formula One, Class C(b)(c)	20,582	1,485,815
Liberty Media Corp.-Liberty SiriusXM, Class A(b)(c)	28,348	796,579
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	58,045	1,621,777
Lions Gate Entertainment Corp., Class A(b)(c)	23,660	272,090
Lions Gate Entertainment Corp., Class B(b)	49,409	527,194
Live Nation Entertainment, Inc.(b)(c)	11,183	757,984
Lumen Technologies, Inc.(c)	2,821,811	6,687,692
Match Group, Inc.(b)	23,089	851,984
Meta Platforms, Inc., Class A(b)	307,489	73,895,757
Netflix, Inc.(b)	23,885	7,880,378
News Corp., Class A	91,189	1,605,838
News Corp., Class B	28,490	505,698
Nexstar Media Group, Inc., Class A	8,633	1,497,394
Omnicom Group, Inc.	55,088	4,989,320
Paramount Global, Class B(c)	392,147	9,148,790
Spotify Technology S.A.(b)(c)	8,858	1,183,429
Take-Two Interactive Software, Inc.(b)	13,769	1,711,349
TEGNA, Inc.	64,969	1,110,970
Telephone & Data Systems, Inc.	143,543	1,435,430
T-Mobile US, Inc.(b)	105,100	15,123,890
Verizon Communications, Inc.	2,125,502	82,533,243
Walt Disney Co. (The)(b)	306,322	31,398,005
Warner Bros Discovery, Inc.(b)	390,857	5,319,564

		549,400,737

	Shares	Value
Consumer Discretionary-8.89%
Abercrombie & Fitch Co., Class A(b)(c)	24,330	$572,728
Academy Sports & Outdoors, Inc.(c)	21,980	1,396,170
Adient PLC(b)(c)	49,950	1,845,153
ADT, Inc.(c)	94,763	634,912
Advance Auto Parts, Inc.	15,129	1,899,143
Airbnb, Inc., Class A(b)	6,252	748,177
Amazon.com, Inc.(b)	896,654	94,552,164
American Axle & Manufacturing Holdings, Inc.(b)	102,410	732,232
American Eagle Outfitters, Inc.(c)	60,703	812,813
Aptiv PLC(b)	37,520	3,859,307
Aramark(c)	68,176	2,365,707
Asbury Automotive Group, Inc.(b)(c)	7,585	1,467,394
Autoliv, Inc. (Sweden)	25,455	2,184,294
AutoNation, Inc.(b)	19,722	2,597,387
AutoZone, Inc.(b)	1,500	3,994,965
Bath & Body Works, Inc.	69,087	2,424,954
Best Buy Co., Inc.	91,310	6,804,421
Big Lots, Inc.(c)	70,248	631,530
Booking Holdings, Inc.(b)	2,454	6,592,205
BorgWarner, Inc.	70,282	3,382,673
Brunswick Corp.(c)	15,560	1,319,332
Burlington Stores, Inc.(b)	7,316	1,410,598
Caesars Entertainment, Inc.(b)	36,485	1,652,406
Capri Holdings Ltd.(b)	33,275	1,380,912
CarMax, Inc.(b)(c)	70,663	4,948,530
Carnival Corp.(b)(c)	432,826	3,986,327
Carter’s, Inc.(c)	12,424	866,822
Chipotle Mexican Grill, Inc.(b)	1,071	2,214,421
Coupang, Inc. (South Korea)(b)(c)	57,791	968,577
Cracker Barrel Old Country Store, Inc.(c)	9,756	1,035,697
D.R. Horton, Inc.	63,278	6,949,190
Dana, Inc.	80,946	1,197,191
Darden Restaurants, Inc.	20,824	3,163,790
Deckers Outdoor Corp.(b)	2,226	1,067,011
Dick’s Sporting Goods, Inc.(c)	12,803	1,856,563
Domino’s Pizza, Inc.(c)	3,312	1,051,461
eBay, Inc.	104,901	4,870,553
Expedia Group, Inc.(b)	20,089	1,887,562
Floor & Decor Holdings, Inc., Class A(b)(c)	7,919	786,673
Foot Locker, Inc.(c)	42,808	1,797,508
Ford Motor Co.	2,629,101	31,233,720
GameStop Corp., Class A(b)(c)	46,645	899,782
Gap, Inc. (The)(c)	142,443	1,367,453
Garmin Ltd.	26,906	2,641,362
General Motors Co.	909,757	30,058,371
Gentex Corp.	40,898	1,128,376
Genuine Parts Co.	24,071	4,051,390
G-III Apparel Group Ltd.(b)(c)	46,673	732,766
Goodyear Tire & Rubber Co. (The)(b)	296,557	3,164,263
Graham Holdings Co., Class B	1,314	756,299
Group 1 Automotive, Inc.(c)	7,666	1,720,864
H&R Block, Inc.(c)	38,153	1,293,768
Hanesbrands, Inc.(c)	347,503	1,820,916
Harley-Davidson, Inc.(c)	37,868	1,404,903
Hasbro, Inc.	40,709	2,410,787
Hilton Worldwide Holdings, Inc.	13,190	1,899,624
Home Depot, Inc. (The)	138,529	41,633,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2023

	Shares	Value
Consumer Discretionary-(continued)
International Game Technology PLC	28,485	$801,568
KB Home	31,165	1,365,650
Kohl’s Corp.(c)	147,866	3,257,488
Las Vegas Sands Corp.(b)	61,585	3,932,202
LCI Industries(c)	7,141	806,647
Lear Corp.(c)	28,609	3,652,225
Leggett & Platt, Inc.(c)	51,022	1,648,521
Lennar Corp., Class A	63,847	7,202,580
Lennar Corp., Class B	3,762	367,999
Light & Wonder, Inc.(b)(c)	17,714	1,067,977
Lithia Motors, Inc., Class A(c)	9,961	2,200,285
LKQ Corp.	60,147	3,472,286
Lowe’s Cos., Inc.	92,689	19,263,555
lululemon athletica, inc.(b)	5,409	2,055,041
M.D.C. Holdings, Inc.	26,301	1,077,552
M/I Homes, Inc.(b)	15,424	1,043,279
Macy’s, Inc.(c)	222,999	3,643,804
Marriott International, Inc., Class A	21,782	3,688,564
Marriott Vacations Worldwide Corp.	6,548	881,099
Mattel, Inc.(b)	59,118	1,064,124
McDonald’s Corp.	74,794	22,120,325
Meritage Homes Corp.	13,653	1,748,267
MGM Resorts International	81,918	3,679,757
Mohawk Industries, Inc.(b)	30,632	3,243,929
Murphy USA, Inc.(c)	6,014	1,655,233
Newell Brands, Inc.	179,010	2,174,971
NIKE,Inc.,Class B	94,984	12,036,372
Nordstrom, Inc.(c)	89,785	1,388,076
Norwegian Cruise Line Holdings Ltd.(b)(c)	61,972	827,326
NVR, Inc.(b)	458	2,674,720
ODP Corp. (The)(b)	25,508	1,102,201
O’Reilly Automotive, Inc.(b)	4,012	3,680,248
Penn Entertainment, Inc.(b)(c)	61,479	1,831,459
Penske Automotive Group, Inc.(c)	9,285	1,286,715
Polaris, Inc.(c)	14,213	1,544,242
Pool Corp.	2,852	1,001,965
PulteGroup, Inc.	65,462	4,395,773
PVH Corp.	25,716	2,206,690
Qurate Retail, Inc., Class A(b)(c)	901,299	717,975
Ralph Lauren Corp.	9,435	1,083,044
RH(b)(c)	2,663	679,411
Rivian Automotive, Inc., Class A(b)(c)	95,768	1,227,746
Ross Stores, Inc.	35,864	3,827,765
Royal Caribbean Cruises Ltd.(b)(c)	34,307	2,244,707
Sabre Corp.(b)(c)	151,041	604,164
Sally Beauty Holdings, Inc.(b)(c)	59,729	849,944
Service Corp. International	22,924	1,609,036
Signet Jewelers Ltd.	16,200	1,191,996
Six Flags Entertainment Corp.(b)(c)	28,291	686,623
Skechers U.S.A., Inc., Class A(b)	33,201	1,765,961
Sonic Automotive, Inc., Class A(c)	12,496	556,322
Starbucks Corp.	113,895	13,017,060
Tapestry, Inc.	54,782	2,235,653
Taylor Morrison Home Corp., Class A(b)	49,784	2,145,193
Tempur Sealy International, Inc.(c)	18,324	686,600
Tesla, Inc.(b)	48,105	7,904,133
Texas Roadhouse, Inc.	7,909	874,894
Thor Industries, Inc.(c)	20,435	1,614,774
TJX Cos., Inc. (The)	133,031	10,485,503
Toll Brothers, Inc.	35,192	2,249,121

	Shares	Value
Consumer Discretionary-(continued)
TopBuild Corp.(b)	4,747	$1,070,354
Tractor Supply Co.	10,549	2,514,882
Travel + Leisure Co.	25,814	987,902
Tri Pointe Homes, Inc.(b)	54,918	1,575,048
Ulta Beauty, Inc.(b)	3,885	2,142,306
Under Armour, Inc., Class A(b)(c)	53,144	471,387
Under Armour, Inc., Class C(b)	55,271	444,379
Urban Outfitters, Inc.(b)(c)	28,220	763,633
Vail Resorts, Inc.(c)	5,344	1,285,339
Valvoline, Inc.	21,370	738,334
VF Corp.	159,891	3,759,037
Victoria’s Secret & Co.(b)(c)	33,676	1,044,293
Wayfair, Inc., Class A(b)(c)	19,620	683,365
Whirlpool Corp.(c)	34,472	4,811,946
Williams-Sonoma, Inc.	15,124	1,830,609
Wynn Resorts Ltd.(b)	14,401	1,645,746
Yum! Brands, Inc.	27,750	3,901,095

		531,145,598

Consumer Staples-8.92%
Albertsons Cos., Inc., Class A	138,223	2,888,861
Altria Group, Inc.	570,221	27,091,200
Archer-Daniels-Midland Co.	176,300	13,765,504
B&G Foods, Inc.	71,201	1,142,064
BJ’s Wholesale Club Holdings, Inc.(b)	35,035	2,675,623
Brown-Forman Corp., Class B	18,293	1,190,691
Bunge Ltd.	71,672	6,708,499
Campbell Soup Co.(c)	44,034	2,391,046
Casey’s General Stores, Inc.	8,649	1,979,064
Church & Dwight Co., Inc.	27,243	2,645,840
Clorox Co. (The)(c)	18,735	3,102,891
Coca-Cola Co. (The)	531,986	34,126,902
Coca-Cola Europacific Partners PLC (United Kingdom)	45,253	2,917,461
Colgate-Palmolive Co.	120,880	9,646,224
Conagra Brands, Inc.	127,568	4,842,481
Constellation Brands, Inc., Class A	21,311	4,890,235
Costco Wholesale Corp.	62,031	31,215,240
Darling Ingredients, Inc.(b)(c)	25,511	1,519,690
Dollar General Corp.	30,585	6,773,354
Dollar Tree, Inc.(b)	40,400	6,209,884
Estee Lauder Cos., Inc. (The), Class A	14,491	3,575,220
Flowers Foods, Inc.(c)	42,943	1,181,362
General Mills, Inc.	121,017	10,725,737
Herbalife Ltd.(b)(c)	66,264	984,683
Hershey Co. (The)	12,697	3,467,043
Hormel Foods Corp.	48,801	1,973,512
Ingredion, Inc.	21,549	2,287,857
JM Smucker Co. (The)	26,778	4,134,791
Kellogg Co.	62,503	4,360,834
Keurig Dr Pepper, Inc.	176,174	5,760,890
Kimberly-Clark Corp.	70,649	10,236,334
Kraft Heinz Co. (The)	256,578	10,075,818
Kroger Co. (The)	409,936	19,935,188
Lamb Weston Holdings, Inc.	12,942	1,447,045
McCormick & Co., Inc.	34,527	3,033,197
Molson Coors Beverage Co., Class B(c)	75,949	4,517,447
Mondelez International, Inc., Class A	217,397	16,678,698
Monster Beverage Corp.(b)	40,839	2,286,984
Nomad Foods Ltd. (United Kingdom)(b)(c)	52,111	979,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2023

	Shares	Value
Consumer Staples-(continued)
Nu Skin Enterprises, Inc., Class A	19,198	$757,553
PepsiCo, Inc.	195,319	37,284,444
Performance Food Group Co.(b)	62,434	3,913,988
Philip Morris International, Inc.	333,814	33,371,386
Post Holdings, Inc.(b)(c)	14,211	1,285,953
Procter & Gamble Co. (The)	343,909	53,780,489
Rite Aid Corp.(b)(c)	249,533	524,019
SpartanNash Co.	24,214	593,727
Spectrum Brands Holdings, Inc.	13,314	885,381
Sprouts Farmers Market, Inc.(b)(c)	39,152	1,357,008
Sysco Corp.	131,759	10,111,186
Target Corp.	117,655	18,560,076
TreeHouse Foods, Inc.(b)	21,955	1,169,104
Tyson Foods, Inc., Class A	152,921	9,556,033
United Natural Foods, Inc.(b)	41,072	1,120,033
US Foods Holding Corp.(b)	113,280	4,349,952
Walgreens Boots Alliance, Inc.	572,308	20,173,857
Walmart, Inc.	388,413	58,638,711

		532,797,981

Energy-7.12%
Antero Resources Corp.(b)	78,692	1,809,129
APA Corp.	65,477	2,412,827
Baker Hughes Co., Class A	313,916	9,178,904
California Resources Corp.(c)	22,598	915,219
Cheniere Energy, Inc.	17,766	2,718,198
Chesapeake Energy Corp.(c)	18,566	1,535,037
Chevron Corp.	482,932	81,412,677
Civitas Resources, Inc.(c)	14,047	969,945
CNX Resources Corp.(b)(c)	77,880	1,209,476
ConocoPhillips	209,902	21,596,817
Coterra Energy, Inc.	137,629	3,523,302
Delek US Holdings, Inc.(c)	54,200	1,178,850
Devon Energy Corp.	84,154	4,496,348
Diamondback Energy, Inc.	22,338	3,176,464
DT Midstream, Inc.(c)	22,189	1,093,252
EOG Resources, Inc.	102,037	12,190,360
EQT Corp.	60,186	2,096,880
Equitrans Midstream Corp.	198,187	1,020,663
Exxon Mobil Corp.	1,030,221	121,916,353
Halliburton Co.	153,565	5,029,254
Helmerich & Payne, Inc.	35,876	1,189,648
Hess Corp.	21,407	3,105,299
HF Sinclair Corp.	49,462	2,181,769
Kinder Morgan, Inc.	760,122	13,036,092
Marathon Oil Corp.	150,455	3,634,993
Marathon Petroleum Corp.	164,199	20,032,278
Murphy Oil Corp.	40,536	1,488,077
NOV, Inc.	72,925	1,221,494
Occidental Petroleum Corp.	172,550	10,617,001
ONEOK, Inc.	117,470	7,683,713
Ovintiv, Inc.	54,897	1,980,684
PBF Energy, Inc., Class A	57,065	1,989,286
PDC Energy, Inc.	13,430	873,621
Peabody Energy Corp.(b)	36,265	871,085
Phillips 66.	189,980	18,808,020
Pioneer Natural Resources Co.	34,323	7,466,969
Schlumberger N.V.(c)	216,507	10,684,620
SM Energy Co.	29,095	816,988
Southwestern Energy Co.(b)	334,913	1,738,198

	Shares	Value
Energy-(continued)
Targa Resources Corp.	48,501	$3,663,281
TechnipFMC PLC (United Kingdom)(b)	92,082	1,260,603
Transocean Ltd.(b)(c)	312,760	1,845,284
Valero Energy Corp.	160,245	18,375,294
Weatherford International PLC(b)	12,120	783,316
Williams Cos., Inc. (The)	313,173	9,476,615
World Fuel Services Corp.	29,734	702,912

		425,007,095

Financials-19.33%
Affiliated Managers Group, Inc.	7,605	1,098,010
Aflac, Inc.	173,520	12,120,372
AGNC Investment Corp.	255,551	2,532,510
Allstate Corp. (The)	100,523	11,636,542
Ally Financial, Inc.	218,871	5,773,817
American Equity Investment Life Holding Co.(c)	35,373	1,363,275
American Express Co.	85,946	13,866,528
American Financial Group, Inc.	28,128	3,452,149
American International Group, Inc.	370,476	19,650,047
Ameriprise Financial, Inc.	15,305	4,669,862
Ameris Bancorp	14,850	497,475
Annaly Capital Management, Inc.	169,003	3,376,680
Aon PLC, Class A.	13,131	4,269,939
Apollo Commercial Real Estate Finance, Inc.(c)	69,054	698,826
Apollo Global Management, Inc.	38,105	2,415,476
Arch Capital Group Ltd.(b)(c)	65,285	4,900,945
Ares Management Corp., Class A(c)	8,745	765,975
Arthur J. Gallagher & Co.	19,241	4,003,282
Artisan Partners Asset Management, Inc., Class A(c)	21,270	737,431
Associated Banc-Corp(c)	52,736	940,283
Assurant, Inc.	19,343	2,381,704
Assured Guaranty Ltd.	23,234	1,251,616
Atlantic Union Bankshares Corp.(c)	20,810	595,582
AXIS Capital Holdings Ltd.(c)	25,855	1,461,842
Bank of America Corp.	2,061,263	60,353,781
Bank of Hawaii Corp.(c)	10,099	489,095
Bank of New York Mellon Corp. (The)	253,166	10,782,340
Bank OZK(c)	29,215	1,043,560
BankUnited, Inc.	30,512	688,046
Berkshire Hathaway, Inc., Class B(b)	508,319	167,008,207
BlackRock, Inc.	24,123	16,191,358
Blackstone Mortgage Trust, Inc., Class A(c)	69,277	1,263,612
Blackstone, Inc., Class A	69,848	6,239,522
Block, Inc., Class A(b)(c)	20,454	1,243,399
BOK Financial Corp.(c)	7,482	627,515
Bread Financial Holdings, Inc.(c)	50,236	1,386,514
Brighthouse Financial, Inc.(b)(c)	42,852	1,894,058
Brown & Brown, Inc.	22,658	1,458,949
Cadence Bank	44,361	896,979
Capital One Financial Corp.	208,158	20,253,773
Carlyle Group, Inc. (The)(c)	46,565	1,412,316
Cathay General Bancorp	18,977	604,797
Cboe Global Markets, Inc.	11,306	1,579,448
Charles Schwab Corp. (The)	142,127	7,424,714
Chimera Investment Corp.(c)	247,818	1,407,606
Chubb Ltd.	93,895	18,925,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2023

	Shares	Value
Financials-(continued)
Cincinnati Financial Corp.	37,379	$3,978,621
Citigroup, Inc.	1,306,675	61,505,192
Citizens Financial Group, Inc.	166,287	5,144,920
CME Group, Inc., Class A	51,615	9,588,519
CNO Financial Group, Inc.(c)	75,480	1,693,771
Coinbase Global, Inc., Class A(b)(c)	27,635	1,486,487
Columbia Banking System, Inc.(c)	62,324	1,331,241
Comerica, Inc.	45,269	1,963,317
Commerce Bancshares, Inc.(c)	18,015	1,006,138
Community Bank System, Inc.(c)	12,107	604,866
Corebridge Financial, Inc.(c)	65,677	1,107,314
Credicorp Ltd. (Peru)	25,674	3,478,314
Cullen/Frost Bankers, Inc.	11,117	1,225,649
Discover Financial Services	78,763	8,149,608
East West Bancorp, Inc.	25,686	1,327,709
Enstar Group Ltd.(b)(c)	4,477	1,077,166
Equitable Holdings, Inc.	116,487	3,027,497
Essent Group Ltd.	22,701	964,111
Euronet Worldwide, Inc.(b)(c)	7,858	870,195
Evercore, Inc., Class A	7,827	892,826
Everest Re Group Ltd.	8,547	3,230,766
F.N.B. Corp.(c)	112,188	1,287,918
FactSet Research Systems, Inc.	2,120	872,783
Fidelity National Financial, Inc.	100,085	3,552,017
Fidelity National Information Services, Inc.	169,663	9,962,611
Fifth Third Bancorp	211,238	5,534,436
First American Financial Corp.	44,639	2,571,653
First Citizens BancShares, Inc., Class A(c) .	1,336	1,345,592
First Financial Bancorp(c)	29,257	605,620
First Hawaiian, Inc.(c)	41,536	793,753
First Horizon Corp.	98,668	1,731,623
First Republic Bank(c)	26,022	91,337
Fiserv, Inc.(b)	79,141	9,664,699
FleetCor Technologies, Inc.(b)	8,716	1,864,527
Franklin Resources, Inc.	110,779	2,977,740
Fulton Financial Corp.	51,420	613,441
Genworth Financial, Inc., Class A(b)(c)	263,870	1,533,085
Glacier Bancorp, Inc.	22,228	738,636
Global Payments, Inc.	47,070	5,305,260
Globe Life, Inc.	21,108	2,290,640
Goldman Sachs Group, Inc. (The)	91,638	31,472,155
Hancock Whitney Corp.	23,807	869,432
Hanover Insurance Group, Inc. (The)	10,621	1,269,847
Hartford Financial Services Group, Inc. (The)	108,458	7,699,433
Home BancShares, Inc.(c)	34,970	761,297
Huntington Bancshares, Inc.	392,930	4,400,816
Independent Bank Corp.	9,071	507,976
Intercontinental Exchange, Inc.	67,239	7,324,344
Invesco Ltd.(d)	197,155	3,377,265
Jack Henry & Associates, Inc.	6,154	1,005,194
Jackson Financial, Inc., Class A(c)	51,472	1,853,507
Janus Henderson Group PLC	57,336	1,487,869
Jefferies Financial Group, Inc.	75,596	2,421,340
JPMorgan Chase & Co.	804,485	111,212,006
Kemper Corp.	23,498	1,143,178
KeyCorp.	339,828	3,826,463
KKR & Co., Inc., Class A	91,988	4,881,803
Lazard Ltd., Class A(c)	34,291	1,073,308

	Shares	Value
Financials-(continued)
Lincoln National Corp.	185,899	$4,039,585
Loews Corp.	73,188	4,213,433
LPL Financial Holdings, Inc.	6,561	1,370,199
M&T Bank Corp.	38,788	4,879,530
Markel Corp.(b)(c)	3,791	5,188,097
Marsh & McLennan Cos., Inc.	50,036	9,015,987
Mastercard, Inc., Class A	29,315	11,140,579
MetLife, Inc.	299,967	18,396,976
MFA Financial, Inc.	81,001	865,901
MGIC Investment Corp.	87,624	1,302,969
Moody’s Corp.	10,252	3,210,106
Morgan Stanley	264,659	23,811,370
Mr. Cooper Group, Inc.(b)(c)	27,157	1,257,369
MSCI, Inc.	2,426	1,170,424
Nasdaq, Inc.	34,944	1,934,849
Navient Corp.	80,292	1,328,030
New York Community Bancorp, Inc.	262,011	2,800,898
Northern Trust Corp.	54,478	4,258,000
Old National Bancorp	52,479	703,743
Old Republic International Corp.(c)	136,275	3,443,669
OneMain Holdings, Inc.	68,103	2,613,112
Pacific Premier Bancorp, Inc.	22,142	492,438
PacWest Bancorp(c)	58,785	596,668
PayPal Holdings, Inc.(b)	130,133	9,890,108
PennyMac Financial Services, Inc.(c)	11,581	723,697
PennyMac Mortgage Investment Trust	59,791	743,202
Pinnacle Financial Partners, Inc.	15,973	866,216
PNC Financial Services Group, Inc. (The)	123,463	16,081,056
Popular, Inc.	27,526	1,651,835
Primerica, Inc.	6,782	1,237,783
Principal Financial Group, Inc.(c)	78,650	5,874,369
Progressive Corp. (The)	95,303	12,999,329
Prosperity Bancshares, Inc.(c)	21,734	1,360,983
Prudential Financial, Inc.	174,858	15,212,646
Radian Group, Inc.(c)	55,810	1,354,509
Raymond James Financial, Inc.	27,626	2,500,982
Regions Financial Corp.	265,745	4,852,504
Reinsurance Group of America, Inc.	29,396	4,183,639
RenaissanceRe Holdings Ltd. (Bermuda)	7,582	1,633,239
Rithm Capital Corp.(c)	288,549	2,354,560
Robinhood Markets, Inc., Class A(b)(c)	86,255	763,357
S&P Global, Inc.	13,959	5,061,254
SEI Investments Co.	13,418	790,454
Selective Insurance Group, Inc.(c)	10,519	1,013,295
Simmons First National Corp., Class A(c)	38,860	649,351
SLM Corp.(c)	84,205	1,264,759
SoFi Technologies, Inc.(b)(c)	114,235	711,684
South State Corp.(c)	14,143	975,584
Starwood Property Trust, Inc.	125,361	2,242,708
State Street Corp.	96,725	6,989,349
Stifel Financial Corp.	21,745	1,304,048
Synchrony Financial	291,736	8,609,129
Synovus Financial Corp.	42,095	1,296,526
T. Rowe Price Group, Inc.(c)	53,406	5,999,096
Texas Capital Bancshares, Inc.(b)(c)	15,799	793,900
Travelers Cos., Inc. (The)	83,413	15,109,431
Truist Financial Corp.	402,682	13,119,380
U.S. Bancorp	425,572	14,588,608
UMB Financial Corp.	9,811	624,078
United Bankshares, Inc.(c)	33,746	1,118,005

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2023

	Shares	Value
Financials-(continued)
Unum Group.	101,162	$4,269,036
Valley National Bancorp(c)	111,360	1,044,557
Visa, Inc., Class A(c)	69,814	16,247,812
Voya Financial, Inc.(c)	37,360	2,857,293
W.R. Berkley Corp.	36,096	2,126,776
Webster Financial Corp.	23,324	869,985
Wells Fargo & Co.	1,532,297	60,908,806
Western Alliance Bancorporation	16,970	629,926
Western Union Co. (The)	178,210	1,947,835
WEX, Inc.(b)	4,944	876,818
Willis Towers Watson PLC	20,239	4,687,352
Wintrust Financial Corp.	13,576	928,191
Zions Bancorporation N.A	50,009	1,393,251

		1,154,580,287

Health Care-12.89%
Abbott Laboratories	194,508	21,487,299
AbbVie, Inc.	252,335	38,132,865
Acadia Healthcare Co., Inc.(b)	14,237	1,029,193
Agilent Technologies, Inc.	18,167	2,460,357
Align Technology, Inc.(b)	4,716	1,534,115
AmerisourceBergen Corp.	98,140	16,374,659
Amgen, Inc.	94,104	22,560,493
AMN Healthcare Services, Inc.(b)(c)	8,865	765,493
Avantor, Inc.(b)	74,204	1,445,494
Baxter International, Inc.	129,742	6,186,098
Becton, Dickinson and Co.	37,147	9,818,324
Biogen, Inc.(b)	31,540	9,595,414
BioMarin Pharmaceutical, Inc.(b)	9,191	882,704
Bio-Rad Laboratories, Inc., Class A(b)	4,491	2,024,498
Boston Scientific Corp.(b)	130,875	6,821,205
Bristol-Myers Squibb Co.	329,504	22,000,982
Cardinal Health, Inc.	231,656	19,018,958
Catalent, Inc.(b)	22,455	1,125,445
Centene Corp.(b)	256,197	17,659,659
Charles River Laboratories International, Inc.(b)	5,241	996,419
Cigna Group (The)	80,503	20,390,605
Community Health Systems, Inc.(b)	167,351	1,061,005
Cooper Cos., Inc. (The)	4,654	1,775,268
CVS Health Corp.	588,769	43,162,655
Danaher Corp.	44,474	10,536,335
DaVita, Inc.(b)	27,445	2,479,930
DENTSPLY SIRONA, Inc.	37,722	1,581,683
DexCom, Inc.(b)	6,360	771,722
Edwards Lifesciences Corp.(b)	33,359	2,934,925
Elanco Animal Health, Inc.(b)	143,710	1,360,934
Elevance Health, Inc.	48,671	22,809,664
Eli Lilly and Co.	42,562	16,848,593
Encompass Health Corp.	20,305	1,302,566
Enovis Corp.(b)	13,264	772,628
Envista Holdings Corp.(b)(c)	36,330	1,398,342
Exelixis, Inc.(b)	42,544	778,555
Gilead Sciences, Inc.	256,643	21,098,621
HCA Healthcare, Inc.	37,155	10,675,746
Henry Schein, Inc.(b)	30,873	2,494,847
Hologic, Inc.(b)	28,779	2,475,282
Horizon Therapeutics PLC(b)	12,793	1,422,070
Humana, Inc.	25,210	13,373,653
ICON PLC(b)(c)	9,800	1,888,362

	Shares	Value
Health Care-(continued)
IDEXX Laboratories, Inc.(b)	2,151	$1,058,636
Illumina, Inc.(b)	14,230	2,925,119
Incyte Corp.(b)	11,698	870,448
Intuitive Surgical, Inc.(b)	16,454	4,956,274
IQVIA Holdings, Inc.(b)	19,807	3,728,272
Jazz Pharmaceuticals PLC(b)	10,888	1,529,437
Johnson & Johnson.	421,990	69,079,763
Laboratory Corp. of America Holdings	22,317	5,059,487
McKesson Corp.	71,769	26,141,140
Medtronic PLC	289,343	26,315,746
Merck & Co., Inc.	321,608	37,136,076
Mettler-Toledo International, Inc.(b)	768	1,145,472
Moderna, Inc.(b)	24,231	3,220,058
Molina Healthcare, Inc.(b)	13,691	4,078,412
Organon & Co.	125,117	3,081,632
Owens & Minor, Inc.(b)	60,702	943,309
Patterson Cos., Inc.	35,165	953,323
PerkinElmer, Inc.	14,555	1,899,282
Perrigo Co. PLC	53,509	1,990,000
Pfizer, Inc.	1,236,969	48,105,724
Premier, Inc., Class A	29,960	998,567
Quest Diagnostics, Inc.	25,933	3,599,760
Regeneron Pharmaceuticals, Inc.(b)	10,112	8,107,700
ResMed, Inc.	8,353	2,012,739
Royalty Pharma PLC, Class A	33,647	1,182,692
Select Medical Holdings Corp.(c)	42,045	1,282,372
STERIS PLC	10,862	2,048,030
Stryker Corp.	28,449	8,524,743
Syneos Health, Inc.(b)	39,769	1,561,331
Teladoc Health, Inc.(b)(c)	96,209	2,552,425
Teleflex, Inc.(c)	5,510	1,501,585
Tenet Healthcare Corp.(b)	79,369	5,819,335
Thermo Fisher Scientific, Inc.	25,838	14,337,506
Tilray Brands, Inc., Class 2 (Canada)(b)(c)	258,097	606,528
United Therapeutics Corp.(b)	5,000	1,150,650
UnitedHealth Group, Inc.	124,256	61,145,135
Universal Health Services, Inc., Class B	18,839	2,832,444
Veeva Systems, Inc., Class A(b)	5,009	897,012
Vertex Pharmaceuticals, Inc.(b)	12,956	4,414,498
Viatris, Inc.	534,746	4,989,180
Waters Corp.(b)	3,378	1,014,616
West Pharmaceutical Services, Inc.	3,112	1,124,179
Zimmer Biomet Holdings, Inc.	31,571	4,370,689
Zoetis, Inc.	22,873	4,020,616

		769,625,607

Industrials-9.50%
3M Co.	188,602	20,033,304
A.O. Smith Corp.	16,967	1,158,676
ABM Industries, Inc.	23,848	1,015,448
Acuity Brands, Inc.(c)	5,317	836,789
AECOM	35,219	2,924,938
AerCap Holdings N.V. (Ireland)(b)	48,129	2,712,550
AGCO Corp.(c)	14,025	1,738,258
Air Lease Corp.	38,683	1,555,830
Alight, Inc., Class A(b)	101,311	937,127
Allegion PLC	9,006	994,983
Allison Transmission Holdings, Inc.	23,304	1,137,002
American Airlines Group, Inc.(b)(c)	83,537	1,139,445
AMETEK, Inc.	18,363	2,532,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2023

	Shares	Value
Industrials-(continued)
API Group Corp.(b)	37,027	$842,735
Applied Industrial Technologies, Inc.	5,191	704,211
ASGN, Inc.(b)	11,895	851,563
Atkore, Inc.(b)(c)	5,153	650,978
Automatic Data Processing, Inc.	37,096	8,161,120
Avis Budget Group, Inc.(b)(c)	9,146	1,615,824
Beacon Roofing Supply, Inc.(b)(c)	19,970	1,201,795
Boeing Co. (The)(b)(c)	79,958	16,533,715
Boise Cascade Co.	17,167	1,172,678
Booz Allen Hamilton Holding Corp.	18,921	1,811,118
Brink’s Co. (The)	12,108	760,988
Broadridge Financial Solutions, Inc.(c)	13,448	1,955,474
Builders FirstSource, Inc.(b)	37,600	3,563,352
BWX Technologies, Inc.	12,278	792,913
C.H. Robinson Worldwide, Inc.(c)	34,762	3,506,443
CACI International, Inc., Class A(b)	5,235	1,640,230
Carlisle Cos., Inc.	5,978	1,290,351
Carrier Global Corp.	132,234	5,530,026
Caterpillar, Inc.	80,679	17,652,565
Cintas Corp.	6,173	2,813,468
Clarivate PLC(b)	142,607	1,263,498
Clean Harbors, Inc.(b)	8,186	1,188,280
Concentrix Corp.	6,281	606,179
Copart, Inc.(b)	21,033	1,662,659
CoreCivic, Inc.(b)	89,305	784,991
CoStar Group, Inc.(b)	19,601	1,508,297
Crane Co.(b)(c)	8,190	590,253
Crane NXT Co.(c)	8,194	388,068
CSX Corp.	325,530	9,974,239
Cummins, Inc.(c)	30,718	7,219,959
Curtiss-Wright Corp.	5,140	872,926
Deere & Co.	29,953	11,322,833
Delta Air Lines, Inc.(b)	55,797	1,914,395
Donaldson Co., Inc.	16,286	1,034,975
Dover Corp.	18,703	2,733,630
Dun & Bradstreet Holdings, Inc.(c)	63,908	713,852
Dycom Industries, Inc.(b)(c)	9,765	904,434
Eaton Corp. PLC	58,653	9,802,089
EMCOR Group, Inc.	10,577	1,808,667
Emerson Electric Co.	108,147	9,004,319
EnerSys	8,695	721,424
Equifax, Inc.(c)	9,683	2,017,744
Expeditors International of Washington, Inc.	24,387	2,776,216
Fastenal Co.	65,209	3,510,853
FedEx Corp.	82,625	18,820,322
Flowserve Corp.	33,444	1,116,695
Fluor Corp.(b)(c)	58,776	1,708,031
Fortive Corp.	36,833	2,323,794
Fortune Brands Innovations, Inc.	27,066	1,750,900
FTI Consulting, Inc.(b)(c)	5,091	918,926
GATX Corp.(c)	9,128	1,039,770
Generac Holdings, Inc.(b)	8,844	904,034
General Dynamics Corp.	49,526	10,813,507
General Electric Co.	210,227	20,806,166
Genpact Ltd.	23,763	1,058,642
GEO Group, Inc. (The)(b)(c)	120,916	910,497
GMS, Inc.(b)	14,967	868,984
Grab Holdings Ltd., Class A (Singapore)(b)(c)	307,781	895,643

	Shares	Value
Industrials-(continued)
Graco, Inc.	14,364	$1,138,922
GXO Logistics, Inc.(b)	30,329	1,611,380
HEICO Corp.(c)	1,945	328,005
HEICO Corp., Class A	3,237	434,503
Hexcel Corp.	10,175	733,414
Hillenbrand, Inc.	15,711	716,736
Honeywell International, Inc.	92,636	18,512,378
Howmet Aerospace, Inc.	43,094	1,908,633
Hub Group, Inc., Class A(b)	9,840	741,936
Hubbell, Inc.	6,600	1,777,512
Huntington Ingalls Industries, Inc.	10,556	2,128,723
IDEX Corp.	6,470	1,334,890
Illinois Tool Works, Inc.	34,340	8,308,220
Ingersoll Rand, Inc.(c)	43,583	2,485,103
Insperity, Inc.(c)	5,947	728,270
ITT, Inc.(c)	11,241	949,190
J.B. Hunt Transport Services, Inc.	10,748	1,884,017
Jacobs Solutions, Inc.	21,931	2,532,153
JELD-WEN Holding, Inc.(b)(c)	77,360	988,661
Johnson Controls International PLC	140,487	8,406,742
KAR Auction Services, Inc.(b)(c)	57,035	772,254
KBR, Inc.(c)	21,769	1,234,955
Kennametal, Inc.(c)	27,078	702,945
Kirby Corp.(b)(c)	13,632	979,323
Knight-Swift Transportation Holdings, Inc.	34,114	1,921,300
L3Harris Technologies, Inc.	31,265	6,101,365
Landstar System, Inc.	6,019	1,059,525
Leidos Holdings, Inc.	30,919	2,883,506
Lennox International, Inc.	3,840	1,082,534
Lincoln Electric Holdings, Inc.	5,930	995,054
Lockheed Martin Corp.	40,771	18,936,091
ManpowerGroup, Inc.	34,317	2,598,140
Masco Corp.	37,640	2,014,116
MasTec, Inc.(b)(c)	16,502	1,465,543
MasterBrand, Inc.(b)	100,827	813,674
Maximus, Inc.(c)	10,941	915,215
MDU Resources Group, Inc.	61,966	1,810,647
Middleby Corp. (The)(b)	8,328	1,173,249
MillerKnoll, Inc.(c)	31,365	533,519
MSC Industrial Direct Co., Inc., Class A	14,453	1,311,321
Mueller Industries, Inc.(c)	13,405	963,149
Nordson Corp.	4,646	1,004,976
Norfolk Southern Corp.	38,961	7,910,252
Northrop Grumman Corp.	22,347	10,308,001
nVent Electric PLC	24,259	1,017,180
Old Dominion Freight Line, Inc.	4,473	1,433,104
Oshkosh Corp.	20,644	1,579,679
Otis Worldwide Corp.	44,123	3,763,692
Owens Corning	24,065	2,570,383
PACCAR, Inc.	110,995	8,290,217
Parker-Hannifin Corp.	15,134	4,916,734
Paychex, Inc.	36,291	3,986,929
Pentair PLC	26,052	1,513,100
Plug Power, Inc.(b)(c)	47,524	429,142
Quanta Services, Inc.	15,859	2,690,321
Raytheon Technologies Corp.	239,588	23,934,841
Regal Rexnord Corp.(c)	11,417	1,486,037
Republic Services, Inc.	28,334	4,097,663
Resideo Technologies, Inc.(b)(c)	57,939	1,031,314
Robert Half International, Inc.(c)	19,669	1,435,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2023

	Shares	Value
Industrials-(continued)
Rockwell Automation, Inc.	11,219	$3,179,577
Rush Enterprises, Inc., Class A	12,713	675,187
RXO, Inc.(b)(c)	36,907	667,648
Ryder System, Inc.	29,426	2,329,362
Science Applications International Corp.	12,672	1,292,924
Sensata Technologies Holding PLC	32,426	1,408,910
Snap-on, Inc.(c)	8,860	2,298,373
Southwest Airlines Co.	40,502	1,226,806
Spirit AeroSystems Holdings, Inc., Class A(c)	29,537	879,021
SS&C Technologies Holdings, Inc.	34,520	2,020,801
Stanley Black & Decker, Inc.(c)	60,650	5,236,521
Stericycle, Inc.(b)(c)	18,220	831,743
Sunrun, Inc.(b)(c)	47,185	992,772
Terex Corp.	14,997	668,716
Textron, Inc.	42,986	2,877,483
Timken Co. (The)	13,030	1,001,355
Toro Co. (The)	9,708	1,012,156
Trane Technologies PLC	24,550	4,561,635
TransDigm Group, Inc.	7,009	5,361,885
TransUnion.	21,196	1,458,497
Trinity Industries, Inc.	33,731	807,857
Triton International Ltd. (Bermuda)	20,100	1,661,667
Uber Technologies, Inc.(b)	116,696	3,623,411
UFP Industries, Inc.	13,019	1,022,252
U-Haul Holding Co.(c)	1,767	107,893
U-Haul Holding Co., Series N	16,501	892,704
Union Pacific Corp.	92,952	18,190,706
United Airlines Holdings, Inc.(b)	40,727	1,783,843
United Parcel Service, Inc., Class B	129,408	23,268,852
United Rentals, Inc.	11,449	4,134,348
Univar Solutions, Inc.(b)	59,929	2,127,479
Valmont Industries, Inc.	2,250	653,760
Verisk Analytics, Inc.	9,625	1,868,309
Veritiv Corp.(c)	8,935	1,026,363
W.W. Grainger, Inc.	4,514	3,139,803
Wabtec Corp.	26,605	2,598,510
Waste Management, Inc.(c)	52,226	8,672,127
Watsco, Inc.(c)	4,550	1,576,029
Werner Enterprises, Inc.(c)	20,600	930,502
WESCO International, Inc.	13,915	2,003,760
WillScot Mobile Mini Holdings Corp.(b)	14,534	659,844
Woodward, Inc.(c)	8,704	835,758
XPO, Inc.(b)(c)	31,394	1,386,987
Xylem, Inc.	18,445	1,915,329
ZIM Integrated Shipping Services Ltd. (Israel)(c)	71,486	1,220,266

		567,435,343

Information Technology-12.86%
Accenture PLC, Class A	64,351	18,036,942
Adobe, Inc.(b)	21,710	8,196,828
Advanced Micro Devices, Inc.(b)	48,691	4,351,515
Akamai Technologies, Inc.(b)	25,972	2,128,925
Amdocs Ltd.	19,403	1,770,524
Amkor Technology, Inc.	31,268	699,465
Amphenol Corp., Class A(c)	47,577	3,590,636
Analog Devices, Inc.	49,485	8,901,362
ANSYS, Inc.(b)	5,386	1,690,773
Apple, Inc.	841,309	142,753,311

	Shares	Value
Information Technology-(continued)
Applied Materials, Inc.	76,815	$8,682,399
Arista Networks, Inc.(b)	9,251	1,481,640
Arrow Electronics, Inc.(b)(c)	44,688	5,113,648
Autodesk, Inc.(b)	4,024	783,835
Avnet, Inc.(c)	64,473	2,660,156
Black Knight, Inc.(b)	15,288	835,336
Broadcom, Inc.	40,159	25,159,613
Cadence Design Systems, Inc.(b)	6,584	1,379,019
CDW Corp.	15,607	2,646,791
Check Point Software Technologies Ltd. (Israel)(b)	10,138	1,291,176
Ciena Corp.(b)(c)	29,154	1,342,250
Cirrus Logic, Inc.(b)	7,189	616,744
Cisco Systems, Inc.	774,093	36,575,894
Cognex Corp.	15,876	757,126
Cognizant Technology Solutions Corp., Class A	101,277	6,047,250
Coherent Corp.(b)(c)	19,694	672,353
CommScope Holding Co., Inc.(b)	193,543	954,167
Corning, Inc.	168,065	5,583,119
Dell Technologies, Inc., Class C	77,642	3,376,651
DXC Technology Co.(b)	137,235	3,273,055
Entegris, Inc.	9,556	715,936
EPAM Systems, Inc.(b)	3,114	879,518
F5, Inc.(b)	8,282	1,112,769
First Solar, Inc.(b)	10,703	1,954,154
Flex Ltd.(b)	225,510	4,638,741
Gartner, Inc.(b)	3,362	1,016,870
Gen Digital, Inc.	133,279	2,355,040
GoDaddy, Inc., Class A(b)	10,281	778,066
Hewlett Packard Enterprise Co.	595,540	8,528,133
HP, Inc.	402,172	11,948,530
Insight Enterprises, Inc.(b)(c)	11,322	1,369,396
Intel Corp.	2,094,067	65,041,721
International Business Machines Corp.	262,495	33,181,993
Intuit, Inc.	12,020	5,336,279
Jabil, Inc.	46,423	3,627,957
Juniper Networks, Inc.	73,498	2,215,965
Keysight Technologies, Inc.(b)	10,181	1,472,580
KLA Corp.	9,276	3,585,545
Kyndryl Holdings, Inc.(b)	163,853	2,369,314
Lam Research Corp.	11,587	6,072,515
Lumentum Holdings, Inc.(b)	13,928	672,026
Marvell Technology, Inc.	71,680	2,829,926
Microchip Technology, Inc.	44,779	3,268,419
Micron Technology, Inc.	274,450	17,663,602
Microsoft Corp.	442,684	136,019,086
MKS Instruments, Inc.	9,956	835,010
Motorola Solutions, Inc.	11,692	3,407,049
National Instruments Corp.	16,735	974,479
NCR Corp.(b)	64,232	1,431,731
NetApp, Inc.	41,492	2,609,432
NVIDIA Corp.	43,989	12,206,508
NXP Semiconductors N.V. (China)(c)	27,097	4,436,863
Okta, Inc.(b)	14,321	981,418
ON Semiconductor Corp.(b)	32,917	2,368,707
Oracle Corp.	160,119	15,166,472
Plexus Corp.(b)	7,666	670,545
Qorvo, Inc.(b)	21,554	1,984,692
QUALCOMM, Inc.	143,776	16,793,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2023

	Shares	Value
Information Technology-(continued)
Roper Technologies, Inc.	8,870	$4,033,899
Salesforce, Inc.(b)	86,131	17,085,806
Sanmina Corp.(b)	25,345	1,324,530
Seagate Technology Holdings PLC(c)	62,188	3,654,789
ServiceNow, Inc.(b)	3,320	1,525,274
Skyworks Solutions, Inc.	25,564	2,707,228
Snowflake, Inc., Class A(b)(c)	5,959	882,409
Synopsys, Inc.(b)	5,770	2,142,516
TD SYNNEX Corp.	14,438	1,285,559
TE Connectivity Ltd.	47,955	5,868,253
Teledyne Technologies, Inc.(b)	5,227	2,166,069
Teradyne, Inc.(c)	12,921	1,180,721
Texas Instruments, Inc.	101,634	16,993,205
Trimble, Inc.(b)	29,333	1,381,584
Twilio, Inc., Class A(b)	28,154	1,481,182
Tyler Technologies, Inc.(b)	2,229	844,858
Viasat, Inc.(b)(c)	29,876	1,046,556
Vishay Intertechnology, Inc.	43,033	916,173
VMware, Inc., Class A(b)	43,799	5,476,189
Vontier Corp.(c)	38,738	1,050,962
Western Digital Corp.(b)	164,577	5,668,032
Workday, Inc., Class A(b)(c)	5,442	1,012,974
Xerox Holdings Corp.(c)	119,921	1,879,162
Zebra Technologies Corp., Class A(b)	5,758	1,658,477
Zoom Video Communications, Inc., Class A(b)	17,428	1,070,602

		768,209,536

Materials-3.49%
Air Products and Chemicals, Inc.	28,568	8,409,276
Albemarle Corp.	8,396	1,557,122
Alcoa Corp.	79,699	2,960,021
AptarGroup, Inc.	10,076	1,194,107
Arconic Corp.(b)	64,299	1,591,400
Ashland, Inc.	9,093	923,940
Avery Dennison Corp.	12,324	2,150,291
Avient Corp.	23,374	900,133
Axalta Coating Systems Ltd.(b)(c)	51,283	1,619,004
Ball Corp.(c)	57,461	3,055,776
Berry Global Group, Inc.	53,427	3,088,615
Cabot Corp.(c)	11,974	859,254
Celanese Corp.	26,072	2,769,889
CF Industries Holdings, Inc.	34,913	2,499,073
Chemours Co. (The)	52,046	1,512,977
Cleveland-Cliffs, Inc.(b)	116,335	1,789,232
Commercial Metals Co.	23,662	1,104,779
Constellium SE(b)	92,481	1,373,343
Corteva, Inc.	98,788	6,037,923
Crown Holdings, Inc.	26,996	2,315,717
Dow, Inc.	248,478	13,517,203
DuPont de Nemours, Inc.	141,244	9,847,532
Eastman Chemical Co.	45,996	3,876,083
Ecolab, Inc.	29,494	4,950,273
Element Solutions, Inc.	38,743	703,185
FMC Corp.	15,114	1,867,788
Freeport-McMoRan, Inc.	190,595	7,225,456
Graphic Packaging Holding Co.	73,239	1,806,074
H.B. Fuller Co.	11,550	764,263
Huntsman Corp.	75,457	2,021,493
International Flavors & Fragrances, Inc.	54,033	5,239,040

	Shares	Value
Materials-(continued)
International Paper Co.	193,564	$6,408,904
Linde PLC	56,528	20,884,270
Louisiana-Pacific Corp.	15,986	955,004
LyondellBasell Industries N.V., Class A	111,690	10,566,991
Martin Marietta Materials, Inc.	6,774	2,460,317
Mosaic Co. (The)	73,791	3,161,944
Newmont Corp.	195,839	9,282,769
Nucor Corp.	51,328	7,605,783
O-I Glass, Inc.(b)	69,299	1,557,149
Olin Corp.	32,168	1,782,107
Packaging Corp. of America	21,316	2,883,202
PPG Industries, Inc.	42,030	5,895,128
Reliance Steel & Aluminum Co.	12,708	3,149,042
Royal Gold, Inc.	6,351	841,126
RPM International, Inc.	21,620	1,773,489
Scotts Miracle-Gro Co. (The)(c)	12,191	814,481
Sealed Air Corp.	28,564	1,370,786
Sherwin-Williams Co. (The)	21,614	5,134,190
Silgan Holdings, Inc.	18,215	897,271
Sonoco Products Co.	28,803	1,746,038
Southern Copper Corp. (Mexico)	12,735	978,430
Steel Dynamics, Inc.	30,716	3,192,928
Summit Materials, Inc., Class A(b)(c)	32,399	888,057
Sylvamo Corp.	18,132	830,808
Trinseo PLC	37,676	682,689
United States Steel Corp.(c)	134,805	3,084,338
Vulcan Materials Co.	14,194	2,485,653
Warrior Met Coal, Inc.	33,082	1,143,645
Westlake Corp.(c)	7,675	873,261
WestRock Co.	183,574	5,494,370

		208,354,432

Real Estate-3.16%
Alexandria Real Estate Equities, Inc.	24,721	3,069,854
American Homes 4 Rent, Class A	37,900	1,260,554
American Tower Corp.	44,844	9,165,665
Americold Realty Trust, Inc.	42,696	1,263,375
Anywhere Real Estate, Inc.(b)(c)	146,138	930,899
Apartment Income REIT Corp.	27,292	1,009,258
Apple Hospitality REIT, Inc.	70,994	1,057,101
AvalonBay Communities, Inc.	25,416	4,584,284
Boston Properties, Inc.	53,115	2,834,216
Brandywine Realty Trust(c)	130,105	511,313
Brixmor Property Group, Inc.	74,954	1,598,769
Camden Property Trust	15,885	1,748,144
CBRE Group, Inc., Class A(b)	69,395	5,319,821
Corporate Office Properties Trust	31,862	729,321
Cousins Properties, Inc.(c)	51,053	1,113,466
Crown Castle, Inc.	61,813	7,608,562
CubeSmart(c)	28,248	1,285,002
Cushman & Wakefield PLC(b)(c)	86,040	847,494
DiamondRock Hospitality Co.(c)	96,723	784,424
Digital Realty Trust, Inc.	60,414	5,990,048
DigitalBridge Group, Inc.	80,109	995,755
Douglas Emmett, Inc.(c)	78,923	1,016,528
EPR Properties	26,041	1,092,680
Equinix, Inc.	8,548	6,189,436
Equity LifeStyle Properties, Inc.	17,671	1,217,532
Equity Residential	74,025	4,682,081
Essex Property Trust, Inc.	11,583	2,545,133

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2023

	Shares	Value
Real Estate-(continued)
Extra Space Storage, Inc.(c)	13,733	$2,087,965
Federal Realty Investment Trust	14,152	1,399,491
First Industrial Realty Trust, Inc.	15,649	821,103
Gaming and Leisure Properties, Inc.	35,337	1,837,524
Healthcare Realty Trust, Inc.(c)	66,181	1,309,060
Healthpeak Properties, Inc.	115,038	2,527,385
Highwoods Properties, Inc.(c)	43,426	995,324
Host Hotels & Resorts, Inc.(c)	185,808	3,004,515
Howard Hughes Corp. (The)(b)	8,427	651,997
Hudson Pacific Properties, Inc.(c)	113,221	629,509
Invitation Homes, Inc.	86,253	2,878,263
Iron Mountain, Inc.	68,904	3,806,257
JBG SMITH Properties, (Acquired 03/20/2020 - 04/05/2023; Cost $1,163,488)(c)(e)	45,768	653,109
Jones Lang LaSalle, Inc.(b)(c)	18,485	2,570,154
Kilroy Realty Corp.	41,654	1,217,963
Kimco Realty Corp.	132,441	2,541,543
Kite Realty Group Trust(c)	40,775	844,858
Lamar Advertising Co., Class A	14,946	1,579,493
Life Storage, Inc.	10,404	1,398,090
LXP Industrial Trust	68,399	642,951
Macerich Co. (The)(c)	128,790	1,286,612
Medical Properties Trust, Inc.(c)	192,203	1,685,620
Mid-America Apartment Communities, Inc.	16,959	2,608,294
National Retail Properties, Inc.	29,003	1,261,631
Omega Healthcare Investors, Inc.	63,670	1,703,809
Outfront Media, Inc.	45,591	759,546
Paramount Group, Inc.(c)	154,247	667,890
Park Hotels & Resorts, Inc.(c)	156,159	1,881,716
Phillips Edison & Co., Inc.(c)	23,388	737,658
Physicians Realty Trust(c)	59,659	860,283
Piedmont Office Realty Trust, Inc., Class A(c)	79,873	519,973
PotlatchDeltic Corp.(c)	20,509	948,131
Prologis, Inc.	74,068	9,277,017
Public Storage	14,053	4,143,246
Rayonier, Inc.	27,690	868,358
Realty Income Corp.	81,008	5,090,543
Regency Centers Corp.	35,274	2,166,882
Rexford Industrial Realty, Inc.	15,074	840,677
RLJ Lodging Trust(c)	83,926	847,653
Sabra Health Care REIT, Inc.(c)	93,780	1,069,092
SBA Communications Corp., Class A	4,200	1,095,738
Service Properties Trust	93,914	823,626
Simon Property Group, Inc.	62,664	7,101,084
SITE Centers Corp.	58,250	718,805
SL Green Realty Corp.	53,836	1,274,298
Spirit Realty Capital, Inc.	26,409	1,015,690
STAG Industrial, Inc.	28,328	959,469
Sun Communities, Inc.	14,664	2,037,270
Sunstone Hotel Investors, Inc.(c)	74,848	713,301
UDR, Inc.	45,066	1,862,578
Uniti Group, Inc.	197,094	674,061
Ventas, Inc.	120,090	5,770,324
VICI Properties, Inc.	78,982	2,680,649
Vornado Realty Trust(c)	127,993	1,921,175
W.P. Carey, Inc.(c)	29,608	2,196,914
Welltower, Inc.(c)	101,893	8,071,963

	Shares	Value
Real Estate-(continued)
Weyerhaeuser Co.	196,170	$5,867,445
Zillow Group, Inc., Class A(b)(c)	7,413	317,128
Zillow Group, Inc., Class C(b)(c)	20,936	911,553

		189,084,971

Utilities-4.58%
AES Corp. (The)	179,600	4,249,336
ALLETE, Inc.	17,721	1,105,436
Alliant Energy Corp.	56,952	3,140,333
Ameren Corp.	57,036	5,074,493
American Electric Power Co., Inc.	135,033	12,479,750
American Water Works Co., Inc.	24,047	3,564,968
Atmos Energy Corp.	24,578	2,805,333
Avangrid, Inc.(c)	27,046	1,088,872
Avista Corp.(c)	25,514	1,124,402
Black Hills Corp.	20,541	1,341,122
CenterPoint Energy, Inc.	169,683	5,170,241
CMS Energy Corp.	69,769	4,343,818
Consolidated Edison, Inc.	105,413	10,380,018
Constellation Energy Corp.	76,388	5,912,431
Dominion Energy, Inc.	268,657	15,351,061
DTE Energy Co.	51,365	5,773,940
Duke Energy Corp.	239,691	23,700,646
Edison International	116,359	8,564,022
Entergy Corp.	65,289	7,023,791
Essential Utilities, Inc.	34,602	1,477,505
Evergy, Inc.	69,388	4,309,689
Eversource Energy	86,318	6,699,140
Exelon Corp.	312,766	13,273,789
FirstEnergy Corp.	173,578	6,908,404
Hawaiian Electric Industries, Inc.(c)	33,790	1,324,906
IDACORP, Inc.	11,430	1,270,102
National Fuel Gas Co.	22,176	1,239,638
New Jersey Resources Corp.	19,625	1,013,435
NextEra Energy, Inc.	261,107	20,008,629
NiSource, Inc.	112,143	3,191,590
NorthWestern Corp.	18,521	1,085,701
NRG Energy, Inc.	100,675	3,440,065
OGE Energy Corp.	59,513	2,234,118
ONE Gas, Inc.(c)	13,563	1,043,673
PG&E Corp.(b)	277,316	4,744,877
Pinnacle West Capital Corp.	42,123	3,304,971
PNM Resources, Inc.	22,059	1,061,700
Portland General Electric Co.(c)	26,357	1,334,191
PPL Corp.	296,197	8,506,778
Public Service Enterprise Group, Inc.	125,480	7,930,336
Sempra Energy	64,276	9,994,275
Southern Co. (The)	290,276	21,349,800
Southwest Gas Holdings, Inc.	23,363	1,308,328
Spire, Inc.	16,202	1,097,361
UGI Corp.	81,412	2,758,238
Vistra Corp.	162,951	3,888,011
WEC Energy Group, Inc.	67,407	6,482,531
Xcel Energy, Inc.	126,335	8,832,080

		273,307,874

Total Common Stocks & Other Equity Interests (Cost $5,081,731,282)		5,968,949,461

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2023

	Shares	Value
Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(f) (Cost $152,574)	152,574	$152,574

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $5,081,883,856)		5,969,102,035

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.05%
Invesco Private Government Fund, 4.83%(d)(f)(g)	84,632,506	84,632,506

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 4.99%(d)(f)(g) .	216,910,939	$216,910,939

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $301,557,657)		301,543,445

TOTAL INVESTMENTS IN SECURITIES-104.99% (Cost $5,383,441,513)		6,270,645,480
OTHER ASSETS LESS LIABILITIES-(4.99)%		(298,264,195)

NET ASSETS-100.00%		$5,972,381,285

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Invesco Ltd.	$2,923,045	$783,845	$(162,382)	$(169,884)	$2,641	$3,377,265	$125,512

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	4,450,312	198,369,107	(202,666,845)	-	-	152,574	115,760

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	72,621,826	687,673,729	(675,663,049)	-	-	84,632,506	2,504,947	*

Invesco Private Prime Fund	165,708,735	1,457,177,335	(1,405,997,755)	(35,249)	57,873	216,910,939	6,806,714	*

Total	$245,703,918	$2,344,004,016	$(2,284,490,031)	$(205,133)	$60,514	$305,073,284	$9,552,933

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	Restricted security. The value of this security at April 30, 2023 represented less than 1% of the Fund’s Net Assets.
(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-4.01%
Advantage Solutions, Inc.(b)	254,787	$326,127
AMC Entertainment Holdings, Inc., Class A(b)(c)	477,454	2,625,997
ATN International, Inc.	19,059	689,364
Bandwidth, Inc., Class A(b)	23,428	285,119
Boston Omaha Corp., Class A(b)(c)	14,825	303,320
Bumble, Inc., Class A(b)(c)	66,416	1,209,435
Cardlytics, Inc.(b)(c)	117,259	761,011
Cargurus, Inc.(b)(c)	64,296	1,057,026
Cars.com, Inc.(b)	47,864	936,698
Clear Channel Outdoor Holdings, Inc.(b)(c)	1,131,523	1,437,034
Cogent Communications Holdings, Inc.	39,234	2,708,715
Consolidated Communications Holdings, Inc.(b)	147,044	569,060
Cumulus Media, Inc., Class A(b)(c)	55,154	193,866
E.W. Scripps Co. (The), Class A(b)(c)	123,524	1,041,307
EchoStar Corp., Class A(b)	146,386	2,498,809
Entravision Communications Corp., Class A(c)	98,752	617,200
fuboTV, Inc.(b)(c)	314,978	359,075
Gannett Co., Inc.(b)(c)	489,122	929,332
Gogo, Inc.(b)	20,870	279,867
Gray Television, Inc.	316,083	2,437,000
IDT Corp., Class B(b)(c)	22,175	736,432
iHeartMedia, Inc., Class A(b)(c)	321,276	1,114,828
IMAX Corp.(b)(c)	43,811	917,840
Iridium Communications, Inc.	44,908	2,850,311
John Wiley & Sons, Inc., Class A(c)	74,517	2,874,121
Liberty Media Corp.-Liberty Braves, Class A(b)(c)	3,864	151,353
Liberty Media Corp.-Liberty Braves, Class C(b)(c)	14,544	552,963
Liberty TripAdvisor Holdings, Inc., Class A(b)	269,488	191,336
Madison Square Garden Entertainment Corp.(b)(c)	34,054	1,098,923
Madison Square Garden Sports Corp., Class A	2,683	537,942
Magnite, Inc.(b)(c)	72,083	677,580
Marcus Corp. (The)(c)	55,760	976,915
New York Times Co. (The), Class A	89,794	3,569,311
Outbrain, Inc.(b)	114,236	437,524
Pinterest, Inc., Class A(b)	138,551	3,186,673
Playstudios, Inc.(b)	87,788	384,511
Playtika Holding Corp.(b)	98,681	986,810
PubMatic, Inc., Class A(b)(c)	26,408	360,733
QuinStreet, Inc.(b)(c)	37,092	412,092
Quotient Technology, Inc.(b)(c)	130,241	367,280
Radius Global Infrastructure, Inc., Class A(b)	38,950	572,176
Roblox Corp., Class A(b)(c)	18,684	665,150
Roku, Inc., Class A(b)(c)	48,409	2,721,070
Scholastic Corp.	46,719	1,797,280
Shenandoah Telecommunications Co.(c)	69,780	1,452,122
Shutterstock, Inc.(c)	10,869	728,223
Sinclair Broadcast Group, Inc., Class A(c)	143,374	2,851,709
Sirius XM Holdings, Inc.(c)	598,888	2,275,774

	Shares	Value
Communication Services-(continued)
Skillz, Inc.(b)	748,083	$465,831
Sphere Entertainment Co.(b)(c)	34,054	958,280
Spok Holdings, Inc.	39,302	480,663
Stagwell, Inc.(b)(c)	67,903	422,357
Taboola.com Ltd. (Israel)(b)(c)	258,192	596,424
TechTarget, Inc.(b)	10,746	366,331
Thryv Holdings, Inc.(b)(c)	84,851	1,905,753
Trade Desk, Inc. (The), Class A(b)	39,684	2,553,269
TripAdvisor, Inc.(b)(c)	86,459	1,532,918
TrueCar, Inc.(b)	185,284	476,180
Vimeo, Inc.(b)	210,550	692,710
WideOpenWest, Inc.(b)(c)	139,375	1,593,056
World Wrestling Entertainment, Inc., Class A(c)	14,146	1,516,027
Yelp, Inc.(b)(c)	58,706	1,756,484
Ziff Davis, Inc.(b)(c)	46,483	3,399,767
ZipRecruiter, Inc., Class A(b)(c)	20,764	351,742
ZoomInfo Technologies, Inc., Class A(b)	70,618	1,547,240

		77,329,376

Consumer Discretionary-14.38%
1-800-Flowers.com, Inc., Class A(b)(c)	79,852	735,437
2U, Inc.(b)(c)	127,693	707,419
Aaron’s Co., Inc. (The)	123,427	1,647,750
Accel Entertainment, Inc.(b)	40,088	354,779
Acushnet Holdings Corp.(c)	30,556	1,531,772
Adtalem Global Education, Inc.(b)(c)	57,126	2,317,602
Afya Ltd., Class A (Brazil)(b)(c)	31,844	366,524
Allbirds, Inc., Class A(b)(c)	129,428	161,785
American Outdoor Brands, Inc.(b)(c)	36,297	324,495
American Public Education, Inc.(b)	64,058	365,131
America’s Car-Mart, Inc.(b)(c)	9,790	787,018
AMMO, Inc.(b)(c)	144,577	284,817
Arco Platform Ltd., Class A (Brazil)(b)(c)	24,585	267,977
Arcos Dorados Holdings, Inc., Class A (Brazil)	200,039	1,588,310
Arko Corp.(c)	150,779	1,260,512
Arrival S.A. (Luxembourg)(b)(c)	19,456	41,636
Bally’s Corp.(b)(c)	94,876	1,631,867
BARK, Inc.(b)(c)	259,695	285,665
Barnes & Noble Education, Inc.(b)(c)	168,803	263,333
Bassett Furniture Industries, Inc.	20,520	294,462
Beazer Homes USA, Inc.(b)(c)	169,343	3,608,699
Big 5 Sporting Goods Corp.(c)	128,448	1,012,170
BJ’s Restaurants, Inc.(b)(c)	33,202	1,080,393
Bloomin’ Brands, Inc.	142,673	3,534,010
Bluegreen Vacations Holding Corp.(c)	16,416	472,617
Boot Barn Holdings, Inc.(b)(c)	22,822	1,653,910
Boyd Gaming Corp.	59,007	4,095,086
Bright Horizons Family Solutions, Inc.(b)(c) .	47,929	3,648,356
Brinker International, Inc.(b)(c)	98,277	3,923,218
Buckle, Inc. (The)(c)	61,729	2,069,773
Build-A-Bear Workshop, Inc.	17,271	400,687
Caleres, Inc.(c)	79,337	1,808,884
Camping World Holdings, Inc., Class A(c)	81,994	1,835,846
CarParts.com, Inc.(b)(c)	55,171	261,511
Carriage Services, Inc.	16,902	485,256
Carvana Co.(b)(c)	186,129	1,291,735

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2023

	Shares	Value
Consumer Discretionary-(continued)
Cato Corp. (The), Class A	67,160	$554,070
Cavco Industries, Inc.(b)	7,723	2,318,599
Century Communities, Inc.	56,236	3,786,932
Cheesecake Factory, Inc. (The)(c)	63,925	2,153,633
Chegg, Inc.(b)(c)	103,030	1,852,479
Chico’s FAS, Inc.(b)(c)	349,123	1,759,580
Children’s Place, Inc. (The)(b)(c)	44,007	1,304,368
Choice Hotels International, Inc.(c)	13,533	1,725,728
Churchill Downs, Inc.(c)	8,882	2,598,251
Chuy’s Holdings, Inc.(b)(c)	18,429	642,804
Citi Trends, Inc.(b)(c)	26,469	456,855
Clarus Corp.(c)	38,182	371,511
Columbia Sportswear Co.(c)	34,931	2,918,136
Conn’s, Inc.(b)(c)	150,129	717,617
Container Store Group, Inc. (The)(b)	206,546	638,227
ContextLogic, Inc., Class A(b)(c)	76,128	548,883
Cooper-Standard Holdings, Inc.(b)(c)	158,042	2,125,665
Coursera, Inc.(b)	55,226	687,011
Crocs, Inc.(b)	16,867	2,085,942
Dave & Buster’s Entertainment, Inc.(b)	34,166	1,211,526
Denny’s Corp.(b)(c)	65,856	738,246
Designer Brands, Inc., Class A(c)	231,182	1,893,381
Despegar.com Corp. (Argentina)(b)	57,214	300,946
Destination XL Group, Inc.(b)(c)	63,077	276,908
Dillard’s, Inc., Class A(c)	4,544	1,355,884
Dine Brands Global, Inc.(c)	15,712	1,020,180
DoorDash, Inc., Class A(b)(c)	64,639	3,955,260
Dorman Products, Inc.(b)(c)	21,757	1,874,583
DraftKings, Inc., Class A(b)(c)	83,011	1,818,771
Dream Finders Homes, Inc., Class A(b)(c)	29,869	455,502
Duluth Holdings, Inc., Class B(b)(c)	58,156	364,057
El Pollo Loco Holdings, Inc.(c)	34,941	325,650
Ethan Allen Interiors, Inc.(c)	47,143	1,316,704
Etsy, Inc.(b)(c)	21,072	2,128,904
Everi Holdings, Inc.(b)(c)	81,399	1,237,265
Express, Inc.(b)(c)	1,084,524	875,753
Farfetch Ltd., Class A (United Kingdom)(b)(c)	150,253	605,520
Fisker, Inc.(b)(c)	61,025	393,001
Five Below, Inc.(b)(c)	17,935	3,539,652
Fossil Group, Inc.(b)(c)	400,062	1,344,208
Fox Factory Holding Corp.(b)(c)	17,269	1,914,614
Franchise Group, Inc.(c)	44,169	1,291,943
Frontdoor, Inc.(b)(c)	78,593	2,150,305
Full House Resorts, Inc.(b)(c)	31,171	219,444
Funko, Inc., Class A(b)(c)	71,428	704,280
Garrett Motion, Inc. (Switzerland)(b)(c)	88,584	731,704
Genesco, Inc.(b)(c)	56,271	1,950,353
Genius Sports Ltd. (United Kingdom)(b)(c)	77,979	289,302
Gentherm, Inc.(b)	27,270	1,626,656
Global-e Online Ltd. (Israel)(b)(c)	14,957	417,001
Golden Entertainment, Inc.(b)	26,642	1,123,227
GoPro, Inc., Class A(b)	209,648	897,293
Grand Canyon Education, Inc.(b)	26,170	3,106,379
Green Brick Partners, Inc.(b)(c)	36,283	1,352,267
Groupon, Inc.(b)(c)	199,088	712,735
GrowGeneration Corp.(b)(c)	99,873	341,566
Guess?, Inc.(c)	82,065	1,546,925
Haverty Furniture Cos., Inc.(c)	48,056	1,448,408
Helen of Troy Ltd.(b)(c)	33,068	3,318,043

	Shares	Value
Consumer Discretionary-(continued)
Hibbett, Inc.(c)	24,749	$1,344,613
Hilton Grand Vacations, Inc.(b)(c)	73,941	3,164,675
Holley, Inc.(b)(c)	230,996	556,700
Hooker Furnishings Corp.(c)	26,564	419,977
Hovnanian Enterprises, Inc., Class A(b)(c)	36,122	2,664,720
Hyatt Hotels Corp., Class A(b)(c)	25,736	2,941,625
Installed Building Products, Inc.(c)	14,746	1,832,485
iRobot Corp.(b)(c)	52,568	2,067,499
J Jill, Inc.(b)	10,893	269,384
Jack in the Box, Inc.	29,047	2,692,366
JAKKS Pacific, Inc.(b)	14,309	320,522
JOANN, Inc.(c)	140,471	243,015
Johnson Outdoors, Inc., Class A	9,061	525,538
Kirkland’s, Inc.(b)(c)	143,386	437,327
Kontoor Brands, Inc.(c)	74,394	3,360,377
Krispy Kreme, Inc.(c)	80,099	1,231,923
Lands’ End, Inc.(b)(c)	99,469	713,193
Latham Group, Inc.(b)	77,307	186,310
Laureate Education, Inc., Class A	296,874	3,678,269
La-Z-Boy, Inc.(c)	92,781	2,665,598
Lazydays Holdings, Inc.(b)(c)	39,620	469,497
Leslie’s, Inc.(b)(c)	104,936	1,138,556
LGI Homes, Inc.(b)(c)	33,053	3,926,696
LL Flooring Holdings, Inc.(b)	210,048	691,058
Lordstown Motors Corp., Class A(b)(c)	316,335	165,443
Lovesac Co. (The)(b)(c)	12,568	330,413
Lucid Group, Inc.(b)(c)	107,845	856,289
Malibu Boats, Inc., Class A(b)(c)	20,609	1,169,561
MarineMax, Inc.(b)(c)	62,645	1,824,222
MasterCraft Boat Holdings, Inc.(b)(c)	17,105	500,663
MercadoLibre, Inc. (Brazil)(b)	3,059	3,907,842
Mister Car Wash, Inc.(b)(c)	40,878	360,544
Modine Manufacturing Co.(b)(c)	101,077	2,113,520
Monarch Casino & Resort, Inc.(c)	8,208	569,307
Monro, Inc.(c)	43,241	2,113,620
Motorcar Parts of America, Inc.(b)(c)	43,451	211,606
Movado Group, Inc.	21,011	538,302
National Vision Holdings, Inc.(b)(c)	71,381	1,501,856
Noodles & Co.(b)	64,218	317,237
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	57,589	3,757,682
On Holding AG, Class A (Switzerland)(b)	38,350	1,244,458
OneWater Marine, Inc., Class A(b)(c)	30,656	809,318
Overstock.com, Inc.(b)(c)	99,004	2,015,721
Oxford Industries, Inc.	14,415	1,487,484
Papa John’s International, Inc.	19,979	1,494,229
Patrick Industries, Inc.	50,824	3,488,051
Peloton Interactive, Inc., Class A(b)(c)	186,913	1,659,787
Perdoceo Education Corp.(b)	110,150	1,429,747
Petco Health & Wellness Co., Inc.(b)(c)	199,908	1,991,084
PetMed Express, Inc.(c)	37,433	575,345
Planet Fitness, Inc., Class A(b)(c)	15,979	1,328,494
Playa Hotels & Resorts N.V.(b)	71,398	664,715
PlayAGS, Inc.(b)	73,037	385,635
PLBY Group, Inc.(b)(c)	160,412	267,888
Portillo’s, Inc., Class A(b)	14,093	304,691
Purple Innovation, Inc.(c)	73,431	218,090
QuantumScape Corp.(b)(c)	86,965	608,755
RCI Hospitality Holdings, Inc.(c)	4,013	300,574
Red Robin Gourmet Burgers, Inc.(b)(c)	119,124	1,556,951
Red Rock Resorts, Inc., Class A	37,938	1,851,374

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2023

	Shares	Value
Consumer Discretionary-(continued)
Revolve Group, Inc.(b)(c)	21,500	$443,975
Rocky Brands, Inc.(c)	16,217	473,861
RumbleOn, Inc., Class B(b)(c)	60,071	408,483
Ruth’s Hospitality Group, Inc.	36,142	584,055
SeaWorld Entertainment, Inc.(b)(c)	18,552	995,500
Shake Shack, Inc., Class A(b)(c)	16,273	891,923
Shoe Carnival, Inc.(c)	29,682	690,107
Skyline Champion Corp.(b)	33,512	2,485,585
Sleep Number Corp.(b)(c)	64,122	1,445,951
Smith & Wesson Brands, Inc.(c)	111,251	1,337,237
Solid Power, Inc.(b)(c)	111,128	252,261
Sonos, Inc.(b)(c)	86,796	1,834,867
Sportradar Holding AG (Switzerland)(b)(c)	37,616	435,217
Sportsman’s Warehouse Holdings, Inc.(b)(c)	154,714	962,321
Standard Motor Products, Inc.	42,085	1,515,481
Steven Madden Ltd.(c)	74,545	2,612,057
Stitch Fix, Inc., Class A(b)(c)	250,849	855,395
Stoneridge, Inc.(b)	46,849	882,167
Strategic Education, Inc.(c)	28,114	2,474,032
Stride, Inc.(b)(c)	47,138	2,025,049
Sturm Ruger & Co., Inc.	30,937	1,780,734
Sweetgreen, Inc., Class A(b)(c)	71,051	564,145
Tile Shop Holdings, Inc.(b)(c)	63,498	297,806
Tilly’s, Inc., Class A(b)(c)	93,172	699,722
Topgolf Callaway Brands Corp.(b)(c)	134,181	2,974,793
Traeger, Inc.(b)(c)	84,584	257,135
TravelCenters of America, Inc.(b)(c)	32,079	2,762,964
Tupperware Brands Corp.(b)(c)	454,702	568,378
Udemy, Inc.(b)(c)	32,962	299,625
Unifi, Inc.(b)(c)	51,529	452,425
Universal Electronics, Inc.(b)	31,679	318,374
Universal Technical Institute, Inc.(b)(c)	57,915	408,880
Upbound Group, Inc.(c)	116,833	3,114,768
Vera Bradley, Inc.(b)	129,117	676,573
Vista Outdoor, Inc.(b)(c)	116,811	2,815,145
Visteon Corp.(b)	22,573	3,169,023
VOXX International Corp.(b)(c)	42,925	548,152
Vroom, Inc.(b)(c)	1,788,156	1,446,439
Warby Parker, Inc., Class A(b)(c)	30,283	318,880
Wendy’s Co. (The)(c)	143,733	3,176,499
Wingstop, Inc.	7,869	1,574,666
Winmark Corp.	1,011	337,593
Winnebago Industries, Inc.(c)	47,053	2,735,661
Wolverine World Wide, Inc.(c)	171,358	2,868,533
WW International, Inc.(b)(c)	462,391	3,860,965
Wyndham Hotels & Resorts, Inc.	51,529	3,515,308
YETI Holdings, Inc.(b)(c)	49,163	1,939,480
Zumiez, Inc.(b)(c)	55,786	975,418

		277,347,108	(c)

Consumer Staples-4.66%
Adecoagro S.A. (Brazil)	299,316	2,532,213
Alico, Inc.(c)	12,332	290,542
Andersons, Inc. (The)	80,372	3,592,628
BellRing Brands, Inc.(b)	45,823	1,649,170
Benson Hill, Inc.(b)(c)	126,408	133,992
Beyond Meat, Inc.(b)(c)	17,595	238,236
Blue Apron Holdings, Inc., Class A(b)(c)	394,527	218,962
Boston Beer Co., Inc. (The), Class A(b)(c)	6,813	2,163,196

	Shares	Value
Consumer Staples-(continued)
Calavo Growers, Inc.	38,131	$1,218,667
Cal-Maine Foods, Inc.	27,958	1,328,005
Central Garden & Pet Co.(b)	18,477	680,693
Central Garden & Pet Co., Class A(b)	76,289	2,695,290
Chefs’ Warehouse, Inc. (The)(b)(c)	39,373	1,309,546
Coca-Cola Consolidated, Inc.	4,669	2,752,189
Coty,Inc.,ClassA(b)	346,068	4,107,827
Dole PLC(c)	205,892	2,536,589
Duckhorn Portfolio, Inc. (The)(b)	32,318	488,002
Edgewell Personal Care Co.(c)	87,262	3,810,732
elf Beauty, Inc.(b)	9,433	875,005
Energizer Holdings, Inc.(c)	107,084	3,579,818
Fresh Del Monte Produce, Inc.	85,653	2,459,098
Freshpet, Inc.(b)(c)	13,291	916,680
Grocery Outlet Holding Corp.(b)(c)	113,760	3,387,773
Hain Celestial Group, Inc. (The)(b)(c)	194,303	3,483,853
Hostess Brands, Inc.(b)	146,717	3,779,430
Ingles Markets, Inc., Class A	35,605	3,277,084
Inter Parfums, Inc.	7,815	1,186,239
J&J Snack Foods Corp.	11,339	1,737,135
John B. Sanfilippo & Son, Inc.	15,079	1,567,462
Lancaster Colony Corp.(c)	11,928	2,494,383
Medifast, Inc.(c)	14,567	1,335,066
MGP Ingredients, Inc.	7,365	726,778
Mission Produce, Inc.(b)(c)	57,642	656,542
National Beverage Corp.(b)(c)	24,131	1,199,311
Natural Grocers by Vitamin Cottage, Inc.(c)	30,591	330,077
Olaplex Holdings, Inc.(b)(c)	53,958	199,645
Pilgrim’s Pride Corp.(b)(c)	126,312	2,881,177
PriceSmart, Inc.	39,423	2,904,687
Reynolds Consumer Products, Inc.(c)	59,771	1,675,381
Seneca Foods Corp., Class A(b)	23,117	1,100,369
Simply Good Foods Co. (The)(b)(c)	48,494	1,763,727
Sovos Brands, Inc.(b)(c)	37,034	635,133
Turning Point Brands, Inc.	26,217	623,702
Universal Corp.	61,423	3,371,508
USANA Health Sciences, Inc.(b)(c)	19,235	1,276,627
Utz Brands, Inc.(c)	34,477	651,960
Vector Group Ltd.	244,068	3,109,426
Village Farms International, Inc. (Canada)(b)	335,035	257,910
Village Super Market, Inc., Class A(c)	13,451	294,442
WD-40 Co.(c)	7,099	1,351,650
Weis Markets, Inc.(c)	32,195	2,655,766
Whole Earth Brands, Inc.(b)(c)	151,859	364,462

		89,855,785

Energy-5.80%
Adams Resources & Energy, Inc.	10,431	397,421
Antero Midstream Corp.(c)	325,237	3,499,550
Arch Resources, Inc.(c)	15,518	1,897,076
Archrock, Inc.	305,033	3,138,790
Ardmore Shipping Corp. (Ireland)(c)	33,561	493,011
Berry Corp.(c)	157,795	1,205,554
Bristow Group, Inc.(b)	39,631	886,545
Cactus, Inc., Class A	18,822	761,915
Callon Petroleum Co.(b)(c)	68,454	2,268,566
ChampionX Corp.	115,520	3,128,282
Chord Energy Corp.	14,152	2,014,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2023

	Shares	Value
Energy-(continued)
Clean Energy Fuels Corp.(b)(c)	129,364	$552,384
Comstock Resources, Inc.(c)	94,900	1,091,350
CONSOL Energy, Inc.(c)	59,508	3,531,205
Core Laboratories N.V	75,579	1,701,283
Crescent Energy Co., Class A(c)	28,248	328,242
CVR Energy, Inc.(c)	87,684	2,309,597
Denbury, Inc.(b)	26,974	2,518,832
DHT Holdings, Inc.	212,130	2,013,114
Diamond Offshore Drilling, Inc.(b)	121,453	1,395,495
DMC Global, Inc.(b)	20,018	379,141
Dorian LPG Ltd.	55,205	1,226,655
Dril-Quip, Inc.(b)(c)	37,850	1,032,548
Earthstone Energy, Inc., Class A(b)(c)	27,884	378,107
Enviva, Inc.(c)	21,588	464,142
Expro Group Holdings N.V.(b)(c)	57,612	1,145,903
Forum Energy Technologies, Inc.(b)	12,412	275,050
Geopark Ltd. (Colombia)	49,709	543,319
Gevo, Inc.(b)(c)	225,190	261,220
Golar LNG Ltd. (Cameroon)(b)	104,192	2,365,158
Gran Tierra Energy, Inc. (Colombia)(b)	1,459,957	1,170,010
Green Plains, Inc.(b)(c)	70,531	2,410,044
Gulfport Energy Corp.(b)(c)	12,748	1,153,184
Hallador Energy Co.(b)(c)	39,777	319,807
Helix Energy Solutions Group, Inc.(b)(c)	343,511	2,490,455
International Seaways, Inc.(c)	30,216	1,203,201
Kosmos Energy Ltd. (Ghana)(b)	360,408	2,306,611
Liberty Energy, Inc., Class A	136,134	1,743,877
Magnolia Oil & Gas Corp., Class A(c)	80,338	1,696,739
Mammoth Energy Services, Inc.(b)(c)	86,280	318,373
Matador Resources Co.	60,209	2,952,047
Nabors Industries Ltd.(b)(c)	25,172	2,510,655
NACCO Industries, Inc., Class A	8,695	314,063
National Energy Services Reunited Corp.(b)(c)	104,356	318,286
Navigator Holdings Ltd.(b)	55,646	768,471
New Fortress Energy, Inc.	11,236	340,338
Newpark Resources, Inc.(b)(c)	259,802	1,039,208
NexTier Oilfield Solutions, Inc.(b)	187,090	1,511,687
Noble Corp. PLC(b)	29,702	1,142,042
Nordic American Tankers Ltd.(c)	282,317	996,579
Northern Oil and Gas, Inc.	16,969	562,862
Oceaneering International, Inc.(b)	101,677	1,802,733
Oil States International, Inc.(b)	128,017	901,240
Overseas Shipholding Group, Inc., Class A(b)	197,226	757,348
Par Pacific Holdings, Inc.(b)	109,245	2,559,610
Patterson-UTI Energy, Inc.	273,145	3,056,493
Permian Resources Corp.(c)	172,240	1,799,908
ProPetro Holding Corp.(b)	206,919	1,436,018
Range Resources Corp.	154,293	4,081,050
Ranger Oil Corp.	16,811	692,613
REX American Resources Corp.(b)(c)	26,536	750,703
RPC, Inc.	82,954	613,030
SandRidge Energy, Inc.(b)(c)	25,101	355,681
Scorpio Tankers, Inc. (Monaco)	34,875	1,822,219
Select Energy Services, Inc., Class A	109,769	815,584
SFL Corp. Ltd. (Norway)(c)	325,667	2,960,313
SilverBow Resources, Inc.(b)(c)	21,824	520,502
Solaris Oilfield Infrastructure, Inc., Class A(c)	38,016	291,963

	Shares	Value
Energy-(continued)
Talos Energy, Inc.(b)	144,710	$1,972,397
Teekay Corp. (Bermuda)(b)(c)	320,349	1,809,972
Teekay Tankers Ltd., Class A (Canada)(b)	28,177	1,140,887
Tellurian, Inc.(b)(c)	247,358	351,248
TETRA Technologies, Inc.(b)(c)	233,140	664,449
Texas Pacific Land Corp.(c)	1,154	1,705,208
Tidewater, Inc.(b)	21,163	952,970
Tsakos Energy Navigation Ltd. (Greece)	69,328	1,189,668
US Silica Holdings, Inc.(b)	133,090	1,736,825
VAALCO Energy, Inc.(c)	88,460	378,609
Valaris Ltd.(b)(c)	24,234	1,454,040
Vital Energy, Inc.(b)(c)	46,555	2,166,204
W&T Offshore, Inc.(b)(c)	162,057	708,189

		111,919,922

Financials-18.05%
1st Source Corp.	22,789	949,846
Acacia Research Corp.(b)(c)	84,398	324,932
AFC Gamma, Inc.(c)	23,429	283,959
Affirm Holdings, Inc.(b)(c)	164,923	1,626,141
AG Mortgage Investment Trust, Inc.(c)	81,596	452,858
Amalgamated Financial Corp.	20,439	332,747
A-Mark Precious Metals, Inc.(c)	102,430	3,666,994
Ambac Financial Group, Inc.(b)	138,390	2,207,320
Amerant Bancorp, Inc.	31,768	590,885
AMERISAFE, Inc.(c)	39,290	2,186,488
Arbor Realty Trust, Inc.(c)	247,260	2,836,072
Ares Commercial Real Estate Corp.(c)	111,556	960,497
Argo Group International Holdings Ltd.(c)	90,651	2,666,046
ARMOUR Residential REIT, Inc.(c)	159,302	812,440
Arrow Financial Corp.(c)	10,741	231,898
AssetMark Financial Holdings, Inc.(b)	16,251	498,581
Atlanticus Holdings Corp.(b)(c)	8,864	258,474
Avantax, Inc.(b)	30,784	780,990
AvidXchange Holdings, Inc.(b)(c)	60,537	449,790
Axos Financial, Inc.(b)(c)	60,423	2,457,403
B. Riley Financial, Inc.(c)	57,030	1,796,445
Banc of California, Inc.	72,619	824,226
BancFirst Corp.	15,969	1,275,763
Banco Latinoamericano de Comercio Exterior S.A., Class E (Panama)	43,047	774,846
Bancorp, Inc. (The)(b)(c)	34,460	1,099,619
Bank First Corp.(c)	5,726	391,601
Bank of Marin Bancorp	17,326	305,457
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	62,577	1,610,106
Banner Corp.	53,153	2,653,398
Bar Harbor Bankshares(c)	13,229	328,079
BayCom Corp.(c)	14,834	247,431
BCB Bancorp, Inc.	26,034	307,201
Berkshire Hills Bancorp, Inc.(c)	59,990	1,275,987
BGC Partners, Inc., Class A(c)	673,741	3,052,047
Blue Foundry Bancorp(b)(c)	34,654	333,371
Bridgewater Bancshares, Inc.(b)(c)	28,765	286,212
Bright Health Group, Inc.(b)	762,523	122,537
Brightsphere Investment Group, Inc.	55,886	1,261,906
BrightSpire Capital, Inc.	238,301	1,358,316
Broadmark Realty Capital, Inc.	393,042	1,929,836
Brookline Bancorp, Inc.	125,894	1,201,029
BRP Group, Inc., Class A(b)(c)	13,900	350,141

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2023

	Shares	Value
Financials-(continued)
Business First Bancshares, Inc.(c)	29,013	$447,380
Byline Bancorp, Inc.(c)	29,888	578,333
Cambridge Bancorp(c)	7,872	406,589
Camden National Corp.(c)	19,067	609,191
Cannae Holdings, Inc.(b)	151,732	2,767,592
Capital City Bank Group, Inc.(c)	14,938	455,011
Capitol Federal Financial, Inc.	358,015	2,219,693
Capstar Financial Holdings, Inc.	25,621	342,809
Carter Bankshares, Inc.(b)	23,220	298,377
Cass Information Systems, Inc.(c)	12,831	469,358
Central Pacific Financial Corp.	53,746	853,486
Cherry Hill Mortgage Investment Corp.(c)	55,379	306,246
City Holding Co.	15,428	1,406,879
Civista Bancshares, Inc.	14,928	236,907
CNA Financial Corp.	81,593	3,174,784
CNB Financial Corp.(c)	29,734	557,810
Cohen & Steers, Inc.(c)	23,504	1,411,650
Columbia Financial, Inc.(b)(c)	23,827	399,817
Community Trust Bancorp, Inc.	27,231	980,588
Compass Diversified Holdings(c)	150,556	2,869,597
ConnectOne Bancorp, Inc.	56,438	890,592
Consumer Portfolio Services, Inc.(b)(c)	34,249	356,532
Credit Acceptance Corp.(b)(c)	7,070	3,460,765
CrossFirst Bankshares, Inc.(b)(c)	44,943	450,778
Customers Bancorp, Inc.(b)	78,052	1,704,656
CVB Financial Corp.(c)	157,699	2,360,754
Diamond Hill Investment Group, Inc.	5,333	864,586
Dime Community Bancshares, Inc.	42,979	885,367
Donegal Group, Inc., Class A	24,629	346,776
Donnelley Financial Solutions, Inc.(b)(c)	31,012	1,341,269
Dynex Capital, Inc.	77,565	919,921
Eagle Bancorp, Inc.	47,827	1,200,458
Eastern Bankshares, Inc.	219,966	2,562,604
eHealth, Inc.(b)(c)	103,151	618,906
Ellington Financial, Inc.	56,082	716,167
Ellington Residential Mortgage REIT	39,592	291,793
Employers Holdings, Inc.	51,547	2,040,746
Encore Capital Group, Inc.(b)(c)	61,936	3,182,272
Enova International, Inc.(b)(c)	62,301	2,736,260
Enterprise Financial Services Corp.(c)	33,958	1,452,044
Equity Bancshares, Inc., Class A(c)	20,886	491,865
EVERTEC, Inc.	41,441	1,437,588
F&G Annuities & Life, Inc.	62,070	1,137,743
Farmers & Merchants Bancorp, Inc.(c)	11,640	265,392
Farmers National Banc Corp.(c)	48,862	571,197
FB Financial Corp.	38,346	1,128,523
Federal Agricultural Mortgage Corp., Class C	10,971	1,462,325
Financial Institutions, Inc.(c)	17,140	299,607
First Bancorp	240,011	2,820,129
First Bancorp/Southern Pines NC(c)	36,411	1,120,731
First Bancshares, Inc. (The)	19,083	478,983
First Busey Corp.	68,131	1,238,622
First Business Financial Services, Inc.	11,001	315,619
First Commonwealth Financial Corp.	131,967	1,646,948
First Community Bankshares, Inc.	13,316	311,728
First Financial Bankshares, Inc.(c)	81,730	2,391,420
First Financial Corp.	21,637	747,558
First Foundation, Inc.(c)	81,693	513,849
First Internet Bancorp	18,372	270,252

	Shares	Value
Financials-(continued)
First Interstate BancSystem, Inc., Class A .	94,023	$2,406,049
First Merchants Corp.(c)	74,500	2,173,910
First Mid Bancshares, Inc.(c)	14,224	374,945
First of Long Island Corp. (The)	32,453	379,700
FirstCash Holdings, Inc.	35,518	3,659,420
Five Star Bancorp	11,529	245,107
Flushing Financial Corp.	63,300	761,499
Flywire Corp.(b)(c)	12,791	373,113
Focus Financial Partners, Inc., Class A(b)	40,342	2,095,363
Franklin BSP Realty Trust, Inc.	129,547	1,636,179
Fresh Market, Inc.(b)(c)(d)	8,153	0
FS Bancorp, Inc.	7,889	235,960
German American Bancorp, Inc.(c)	25,603	744,279
Granite Point Mortgage Trust, Inc.	314,833	1,407,304
Great Ajax Corp.(c)	33,545	220,726
Great Southern Bancorp, Inc.(c)	12,199	620,685
Green Dot Corp., Class A(b)	131,538	2,261,138
Greenhill & Co., Inc.	35,972	255,401
Greenlight Capital Re Ltd., Class A(b)(c)	48,750	476,775
Hamilton Lane, Inc., Class A(c)	11,447	843,415
Hanmi Financial Corp.	57,508	929,329
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(c)	60,849	1,726,895
HarborOne Bancorp, Inc.(c)	51,640	555,130
HBT Financial, Inc.(c)	12,904	227,627
HCI Group, Inc.(c)	10,124	512,882
Heartland Financial USA, Inc.(c)	58,837	1,915,733
Heritage Commerce Corp.	88,557	752,735
Heritage Financial Corp.	51,056	899,096
Hilltop Holdings, Inc.	104,052	3,227,693
Hingham Institution for Savings (The)	1,342	261,100
Hippo Holdings, Inc.(b)(c)	37,094	676,595
HomeStreet, Inc.	43,291	422,520
HomeTrust Bancshares, Inc.(c)	16,338	340,974
Hope Bancorp, Inc.	290,351	2,642,194
Horace Mann Educators Corp.	91,629	2,866,155
Horizon Bancorp, Inc.	73,791	777,019
Houlihan Lokey, Inc.(c)	32,659	2,984,379
I3 Verticals, Inc., Class A(b)	12,645	293,996
Independent Bank Corporation	35,949	640,611
Independent Bank Group, Inc.	52,123	1,896,235
Interactive Brokers Group, Inc., Class A	20,002	1,557,156
International Bancshares Corp.(c)	76,704	3,272,960
International Money Express, Inc.(b)	18,480	476,414
Invesco Mortgage Capital, Inc.(c)(e)	62,864	666,987
James River Group Holdings Ltd.	78,078	1,520,179
Kearny Financial Corp.(c)	127,577	993,825
Kinsale Capital Group, Inc.	3,248	1,061,154
KKR Real Estate Finance Trust, Inc.(c)	137,569	1,477,491
Ladder Capital Corp.	307,173	2,872,068
Lakeland Bancorp, Inc.	72,761	1,043,393
Lakeland Financial Corp.(c)	20,675	1,047,602
Lemonade, Inc.(b)(c)	40,142	435,139
LendingClub Corp.(b)(c)	154,618	1,110,157
LendingTree, Inc.(b)(c)	29,225	696,432
Live Oak Bancshares, Inc.(c)	25,609	603,348
Macatawa Bank Corp.	35,995	336,553
MarketAxess Holdings, Inc.	9,241	2,942,057
Marqeta, Inc., Class A(b)(c)	230,615	933,991
Mercantile Bank Corp.	15,252	427,971

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2023

	Shares	Value
Financials-(continued)
Merchants Bancorp(c)	15,991	$370,991
Mercury General Corp.	92,269	2,805,900
Metrocity Bankshares, Inc.	16,581	271,099
Metropolitan Bank Holding Corp.(b)	14,234	456,769
Mid Penn Bancorp, Inc.(c)	16,741	378,681
Midland States Bancorp, Inc.	31,446	628,920
MidWestOne Financial Group, Inc.	14,964	309,755
Moelis & Co., Class A	84,677	3,207,565
MoneyGram International, Inc.(b)(c)	144,349	1,466,586
Morningstar, Inc.	8,997	1,604,255
National Bank Holdings Corp., Class A(c)	27,306	868,331
National Western Life Group, Inc., Class A(c)	4,110	1,047,968
NBT Bancorp, Inc.(c)	61,298	1,976,248
Nelnet, Inc., Class A(c)	22,280	2,145,564
New York Mortgage Trust, Inc.(c)	320,836	3,298,194
Nicolet Bankshares, Inc.(b)(c)	13,280	761,077
NMI Holdings, Inc., Class A(b)	103,001	2,410,223
Northeast Bank	7,326	269,963
Northfield Bancorp, Inc.	66,639	694,378
Northrim BanCorp, Inc.	8,665	299,376
Northwest Bancshares, Inc.	237,001	2,770,542
NU Holdings Ltd., Class A (Brazil)(b)(c)	505,758	2,609,711
OceanFirst Financial Corp.	89,209	1,427,344
Ocwen Financial Corp.(b)(c)	19,134	551,059
OFG Bancorp	65,563	1,676,446
Old Second Bancorp, Inc.	34,097	419,052
Open Lending Corp., Class A(b)(c)	42,569	299,260
Oportun Financial Corp.(b)(c)	105,708	430,232
Orchid Island Capital, Inc.(c)	61,334	656,274
Origin Bancorp, Inc.(c)	19,920	586,246
Oscar Health, Inc., Class A(b)(c)	202,428	1,362,340
Pagseguro Digital Ltd., Class A (Brazil)(b)(c)	314,917	3,098,783
Palomar Holdings, Inc.(b)(c)	9,627	483,853
Park National Corp.(c)	17,635	1,910,223
Pathward Financial, Inc.	31,133	1,386,352
Payoneer Global, Inc.(b)	85,792	468,424
Paysafe Ltd.(b)(c)	100,227	1,439,260
Peapack-Gladstone Financial Corp.	20,355	540,629
Peoples Bancorp, Inc.(c)	45,476	1,185,105
Perella Weinberg Partners(c)	30,206	238,627
Piper Sandler Cos	17,273	2,339,455
PJT Partners, Inc., Class A	9,628	662,118
PRA Group, Inc.(b)(c)	70,959	2,573,683
Preferred Bank	14,892	716,007
Premier Financial Corp.	52,507	872,141
ProAssurance Corp.	170,905	3,069,454
PROG Holdings, Inc.(b)(c)	133,407	4,032,894
Provident Financial Services, Inc.(c)	131,997	2,307,308
QCR Holdings, Inc.(c)	17,770	735,678
RBB Bancorp	20,622	256,538
Ready Capital Corp.	127,140	1,364,212
Redwood Trust, Inc.(c)	403,436	2,533,578
Regional Management Corp.(c)	15,250	408,090
Remitly Global, Inc.(b)(c)	33,285	559,188
Renasant Corp.	92,548	2,602,450
Repay Holdings Corp.(b)(c)	100,815	632,110
Republic Bancorp, Inc., Class A(c)	7,384	290,191
Republic First Bancorp, Inc.(b)(c)	157,710	193,983

	Shares	Value
Financials-(continued)
RLI Corp.	24,393	$3,391,847
Root, Inc., Class A(b)(c)	61,176	262,445
Runway Growth Finance Corp.(c)	31,909	374,612
Ryan Specialty Holdings, Inc., Class A(b)(c) .	16,469	672,923
S&T Bancorp, Inc.	57,550	1,584,351
Safety Insurance Group, Inc.	28,198	2,060,992
Sandy Spring Bancorp, Inc.(c)	75,026	1,686,584
Sculptor Capital Management, Inc.	56,325	469,187
Seacoast Banking Corp. of Florida	43,311	961,071
Selectquote, Inc.(b)	221,781	235,088
ServisFirst Bancshares, Inc.	27,626	1,395,113
Shift4 Payments, Inc., Class A(b)	12,150	823,406
Shore Bancshares, Inc.	23,533	312,518
SiriusPoint Ltd. (Bermuda)(b)	280,569	2,438,145
SmartFinancial, Inc.	16,111	347,031
South Plains Financial, Inc.	16,456	337,842
Southern First Bancshares, Inc.(b)(c)	9,936	274,035
Southern Missouri Bancorp, Inc.(c)	7,042	255,484
Southside Bancshares, Inc.(c)	45,998	1,459,517
Stellar Bancorp, Inc.(c)	23,542	540,053
StepStone Group, Inc., Class A(c)	35,464	781,272
Stewart Information Services Corp.(c)	76,696	3,194,388
Stock Yards Bancorp, Inc.(c)	20,882	1,014,865
StoneCo. Ltd., Class A (Brazil)(b)(c)	380,806	4,691,530
StoneX Group, Inc.(b)	18,764	1,840,185
Summit Financial Group, Inc.	11,993	233,024
TFS Financial Corp.(c)	54,313	653,929
Third Coast Bancshares, Inc.(b)(c)	15,758	219,667
Tiptree, Inc.	27,679	381,140
Toast, Inc., Class A(b)(c)	46,606	848,229
Tompkins Financial Corp.	17,123	1,003,750
Towne Bank	79,310	1,878,854
TPG RE Finance Trust, Inc.	211,016	1,504,544
TPG, Inc.(c)	97,525	2,825,299
Tradeweb Markets, Inc., Class A(c)	37,726	2,656,288
TriCo. Bancshares(c)	29,934	1,071,937
Triumph Financial, Inc.(b)(c)	23,445	1,218,202
Trupanion, Inc.(b)(c)	10,558	370,691
TrustCo. Bank Corp.	33,373	995,850
Trustmark Corp.	117,089	2,797,256
Two Harbors Investment Corp.	222,922	3,105,303
United Community Banks, Inc.(c)	113,941	2,837,131
United Fire Group, Inc.	35,804	963,128
Universal Insurance Holdings, Inc.	97,789	1,507,906
Univest Financial Corp.	42,597	857,052
Upstart Holdings, Inc.(b)(c)	52,551	730,459
Veritex Holdings, Inc.	64,547	1,110,854
Victory Capital Holdings, Inc., Class A	12,803	391,004
Virtu Financial, Inc., Class A(c)	182,544	3,660,007
Virtus Investment Partners, Inc.	9,037	1,646,632
Walker & Dunlop, Inc.	38,113	2,565,386
Washington Federal, Inc.(c)	102,988	2,887,784
Washington Trust Bancorp, Inc.(c)	28,412	798,661
Waterstone Financial, Inc.(c)	32,766	453,809
WesBanco, Inc.	90,648	2,413,050
West Bancorporation, Inc.(c)	13,938	240,152
Westamerica Bancorporation	30,982	1,255,081
White Mountains Insurance Group Ltd.(c)	2,280	3,265,279
WisdomTree, Inc.(c)	122,906	766,933
World Acceptance Corp.(b)(c)	11,561	1,166,505

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2023

	Shares	Value
Financials-(continued)
WSFS Financial Corp.	55,171	$1,940,364
XP, Inc., Class A (Brazil)(b)(c)	288,345	4,120,450

		348,086,837

Health Care-10.79%
10X Genomics, Inc., Class A(b)(c)	15,049	789,019
23andMe Holding Co., Class A(b)	217,672	428,814
2seventy bio, Inc.(b)(c)	32,970	313,545
Acadia Pharmaceuticals, Inc.(b)(c)	29,067	619,999
Accolade, Inc.(b)(c)	71,406	966,123
Accuray, Inc.(b)(c)	136,609	456,274
AdaptHealth Corp.(b)(c)	89,407	1,062,155
Adaptive Biotechnologies Corp.(b)(c)	52,238	372,979
Addus HomeCare Corp.(b)	11,295	923,253
Agiliti, Inc.(b)(c)	21,465	358,895
agilon health, inc.(b)(c)	40,859	991,648
Agios Pharmaceuticals, Inc.(b)(c)	46,151	1,055,473
Alignment Healthcare, Inc.(b)(c)	48,759	306,694
Alkermes PLC(b)	66,562	1,900,345
Allogene Therapeutics, Inc.(b)(c)	66,825	362,860
Alnylam Pharmaceuticals, Inc.(b)	3,738	744,610
Amedisys, Inc.(b)	33,612	2,699,044
American Well Corp., Class A(b)(c)	283,518	620,904
Amicus Therapeutics, Inc.(b)	31,312	361,340
Amneal Pharmaceuticals, Inc.(b)	365,473	705,363
Amphastar Pharmaceuticals, Inc.(b)(c)	19,928	712,825
AngioDynamics, Inc.(b)(c)	44,463	369,932
ANI Pharmaceuticals, Inc.(b)(c)	11,387	429,518
Anika Therapeutics, Inc.(b)	15,839	406,429
Apollo Medical Holdings, Inc.(b)(c)	25,146	892,432
Arcus Biosciences, Inc.(b)(c)	30,470	543,889
Arrowhead Pharmaceuticals, Inc.(b)	13,059	462,419
Artivion, Inc.(b)(c)	41,849	580,446
Arvinas, Inc.(b)	19,515	511,488
Assertio Holdings, Inc.(b)(c)	73,599	405,530
Atea Pharmaceuticals, Inc.(b)	191,143	625,038
AtriCure, Inc.(b)	15,165	667,108
Atrion Corp.(c)	688	423,326
Aurinia Pharmaceuticals, Inc. (Canada)(b) .	53,643	603,484
Avanos Medical, Inc.(b)	59,238	1,749,891
Avidity Biosciences, Inc.(b)(c)	11,350	140,740
Axonics, Inc.(b)	8,687	499,155
Azenta, Inc.(b)(c)	41,674	1,812,402
Beam Therapeutics, Inc.(b)(c)	16,474	505,917
BioLife Solutions, Inc.(b)(c)	16,314	286,474
Bionano Genomics, Inc.(b)(c)	218,425	150,255
Bio-Techne Corp.	42,042	3,358,315
Bluebird Bio, Inc.(b)(c)	52,167	226,926
Blueprint Medicines Corp.(b)(c)	23,464	1,197,837
Brookdale Senior Living, Inc.(b)(c)	1,085,048	4,654,856
Bruker Corp.	36,512	2,889,195
Butterfly Network, Inc.(b)(c)	125,933	272,015
C4 Therapeutics, Inc.(b)(c)	55,360	167,187
Cano Health, Inc.(b)(c)	241,485	280,123
CareDx, Inc.(b)(c)	33,796	273,410
CareMax, Inc.(b)(c)	68,250	171,990
Caribou Biosciences, Inc.(b)(c)	50,051	215,219
Castle Biosciences, Inc.(b)(c)	15,209	344,180
Catalyst Pharmaceuticals, Inc.(b)(c)	18,945	301,604
Celldex Therapeutics, Inc.(b)(c)	9,091	285,821

	Shares	Value
Health Care-(continued)
Certara, Inc.(b)(c)	51,173	$1,236,851
Chemed Corp.	5,743	3,165,829
Chinook Therapeutics, Inc.(b)(c)	15,064	301,431
Clover Health Investments Corp.(b)(c)	830,703	613,557
Collegium Pharmaceutical, Inc.(b)	20,894	486,203
Computer Programs and Systems, Inc.(b)	16,085	416,280
CONMED Corp.(c)	19,031	2,389,723
Corcept Therapeutics, Inc.(b)(c)	37,142	836,809
CorVel Corp.(b)	2,889	583,665
Crinetics Pharmaceuticals, Inc.(b)(c)	14,810	289,387
CRISPR Therapeutics AG (Switzerland)(b)(c)	43,923	2,149,592
Cross Country Healthcare, Inc.(b)(c)	45,218	993,892
CryoPort, Inc.(b)(c)	27,832	585,585
Cue Health, Inc.(b)	233,580	183,804
Cytek Biosciences, Inc.(b)(c)	38,410	440,947
Denali Therapeutics, Inc.(b)(c)	25,888	643,058
DocGo, Inc.(b)(c)	48,245	410,082
Doximity, Inc., Class A(b)(c)	20,824	765,282
Eagle Pharmaceuticals, Inc.(b)	12,546	352,292
Editas Medicine, Inc.(b)(c)	54,276	442,892
Embecta Corp.(c)	123,790	3,435,172
Emergent BioSolutions, Inc.(b)(c)	241,973	2,136,622
Enanta Pharmaceuticals, Inc.(b)	9,417	334,774
Enhabit, Inc.(b)(c)	183,613	2,249,259
Ensign Group, Inc. (The)(c)	29,708	2,884,350
EQRx, Inc.(b)	283,260	475,877
Evolent Health, Inc., Class A(b)(c)	30,076	1,095,067
Exact Sciences Corp.(b)(c)	62,509	4,004,952
Fate Therapeutics, Inc.(b)(c)	84,868	515,149
FibroGen, Inc.(b)(c)	13,856	237,215
Figs, Inc., Class A(b)(c)	46,630	335,736
Fulgent Genetics, Inc.(b)(c)	42,688	1,262,284
Generation Bio Co.(b)(c)	61,035	300,292
Glaukos Corp.(b)	13,483	640,577
Globus Medical, Inc., Class A(b)(c)	41,849	2,433,101
Guardant Health, Inc.(b)(c)	25,748	580,875
Haemonetics Corp.(b)	27,706	2,319,269
Halozyme Therapeutics, Inc.(b)	14,615	469,580
Health Catalyst, Inc.(b)(c)	45,121	568,525
HealthEquity, Inc.(b)	40,556	2,167,718
HealthStream, Inc.	22,417	552,355
Heska Corp.(b)(c)	6,460	756,854
ICU Medical, Inc.(b)(c)	15,450	2,922,213
ImmunoGen, Inc.(b)(c)	87,382	470,989
Inari Medical, Inc.(b)	5,601	372,018
Inmode Ltd.(b)	20,955	780,783
Innoviva, Inc.(b)(c)	93,866	1,101,048
Inogen, Inc.(b)(c)	31,918	424,829
Inovio Pharmaceuticals, Inc.(b)(c)	251,400	194,207
Insmed, Inc.(b)(c)	22,356	435,942
Inspire Medical Systems, Inc.(b)	1,087	290,914
Insulet Corp.(b)	5,008	1,592,744
Integer Holdings Corp.(b)	42,417	3,493,040
Integra LifeSciences Holdings Corp.(b)(c)	57,482	3,179,904
Intellia Therapeutics, Inc.(b)(c)	24,811	936,615
Intra-Cellular Therapies, Inc.(b)(c)	7,929	492,787
Invitae Corp.(b)(c)	1,369,639	1,862,709
Ionis Pharmaceuticals, Inc.(b)(c)	38,674	1,367,899
Iovance Biotherapeutics, Inc.(b)	74,001	417,366

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2023

	Shares	Value
Health Care-(continued)
iRhythm Technologies, Inc.(b)	3,767	$494,984
Ironwood Pharmaceuticals, Inc.(b)(c)	81,216	845,459
iTeos Therapeutics, Inc.(b)	26,811	368,383
IVERIC bio, Inc.(b)	16,941	557,189
Karuna Therapeutics, Inc.(b)(c)	2,121	420,891
Kodiak Sciences, Inc.(b)(c)	53,806	235,670
Krystal Biotech, Inc.(b)(c)	5,913	496,692
Kura Oncology, Inc.(b)(c)	36,866	359,075
Kymera Therapeutics, Inc.(b)(c)	9,252	291,808
Lantheus Holdings, Inc.(b)	15,221	1,300,634
LeMaitre Vascular, Inc.(c)	8,452	456,408
LifeStance Health Group, Inc.(b)(c)	65,582	534,493
Ligand Pharmaceuticals, Inc.(b)	10,362	791,139
LivaNova PLC(b)(c)	36,147	1,731,441
Lyell Immunopharma, Inc.(b)(c)	235,257	477,572
MacroGenics, Inc.(b)	44,047	303,484
Maravai LifeSciences Holdings, Inc., Class A(b)(c)	39,031	538,237
Masimo Corp.(b)	18,885	3,571,909
Medpace Holdings, Inc.(b)	8,983	1,797,858
Merit Medical Systems, Inc.(b)	31,105	2,528,525
Mesa Laboratories, Inc.(c)	2,551	424,767
Mirati Therapeutics, Inc.(b)(c)	21,373	947,038
ModivCare, Inc.(b)(c)	17,651	1,122,604
Multiplan Corp.(b)(c)	1,224,626	1,198,052
Myriad Genetics, Inc.(b)	74,999	1,596,729
Natera, Inc.(b)(c)	16,034	813,244
National HealthCare Corp.(c)	24,180	1,400,264
National Research Corp.	9,523	414,536
Nektar Therapeutics(b)	296,856	223,325
Neogen Corp.(b)(c)	77,616	1,336,548
NeoGenomics, Inc.(b)	99,055	1,448,184
Neurocrine Biosciences, Inc.(b)	20,493	2,070,613
Nevro Corp.(b)(c)	15,689	459,217
NextGen Healthcare, Inc.(b)(c)	47,330	792,304
Novocure Ltd.(b)(c)	7,786	513,097
Nurix Therapeutics, Inc.(b)(c)	34,847	335,577
NuVasive, Inc.(b)	57,932	2,493,393
Nuvation Bio, Inc.(b)	174,445	280,856
Oak Street Health, Inc.(b)	9,087	354,120
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(d)	4,734	0
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(d)	4,734	0
Omnicell, Inc.(b)(c)	42,533	2,584,730
OPKO Health, Inc.(b)(c)	1,110,558	1,632,520
Option Care Health, Inc.(b)	102,365	3,291,035
OraSure Technologies, Inc.(b)	99,686	677,865
Orthofix Medical, Inc.(b)(c)	35,869	675,413
Outset Medical, Inc.(b)(c)	15,050	270,749
Pacific Biosciences of California, Inc.(b)(c)	72,343	766,836
Pacira BioSciences, Inc.(b)	28,598	1,295,775
PDL BioPharma, Inc.(b)(d)	527,611	850,805
Pediatrix Medical Group, Inc.(b)(c)	220,180	3,155,179
Pennant Group, Inc. (The)(b)	30,590	424,283
Penumbra, Inc.(b)(c)	4,840	1,375,141
PetIQ, Inc.(b)(c)	78,328	923,487
Phibro Animal Health Corp., Class A	41,011	638,131
Phreesia, Inc.(b)	12,698	401,765
Prestige Consumer Healthcare, Inc.(b)	57,486	3,537,114

	Shares	Value
Health Care-(continued)
Privia Health Group, Inc.(b)	14,588	$403,066
Progyny, Inc.(b)(c)	11,294	375,413
Prothena Corp. PLC (Ireland)(b)(c)	6,348	334,032
Quanterix Corp.(b)(c)	32,119	405,984
Quantum-Si, Inc.(b)	143,967	211,631
QuidelOrtho Corp.(b)(c)	38,458	3,459,297
R1 RCM, Inc.(b)(c)	40,438	630,428
RadNet, Inc.(b)	67,095	1,855,848
Recursion Pharmaceuticals, Inc., Class A(b)(c)	48,334	230,553
REGENXBIO, Inc.(b)	35,839	693,843
Relay Therapeutics, Inc.(b)(c)	33,388	379,622
Repligen Corp.(b)(c)	12,059	1,828,506
REVOLUTION Medicines, Inc.(b)(c)	19,482	457,632
Rocket Pharmaceuticals, Inc.(b)(c)	15,534	278,369
Sage Therapeutics, Inc.(b)(c)	35,083	1,713,805
Sana Biotechnology, Inc.(b)(c)	73,227	387,371
Sangamo Therapeutics, Inc.(b)	112,167	164,885
Sarepta Therapeutics, Inc.(b)	9,319	1,144,094
Schrodinger, Inc.(b)(c)	18,853	556,541
Seagen, Inc.(b)	17,555	3,511,000
Seer, Inc.(b)(c)	87,749	293,082
Sharecare, Inc.(b)	239,405	368,684
SIGA Technologies, Inc.(c)	59,101	344,559
SNDL, Inc. (Canada)(b)(c)	495,621	738,475
SomaLogic, Inc.(b)	169,271	473,959
Sotera Health Co.(b)(c)	52,328	877,541
STAAR Surgical Co.(b)(c)	6,059	426,978
Supernus Pharmaceuticals, Inc.(b)	41,226	1,519,590
Surgery Partners, Inc.(b)(c)	40,767	1,616,819
Tandem Diabetes Care, Inc.(b)(c)	16,671	659,838
Travere Therapeutics, Inc.(b)(c)	22,876	493,435
Twist Bioscience Corp.(b)	26,266	327,800
UFP Technologies, Inc.(b)(c)	3,415	470,724
Ultragenyx Pharmaceutical, Inc.(b)	19,464	849,993
uniQure N.V. (Netherlands)(b)	29,812	578,651
US Physical Therapy, Inc.(c)	8,948	952,604
Vanda Pharmaceuticals, Inc.(b)	103,713	636,798
Varex Imaging Corp.(b)(c)	74,448	1,320,708
Veracyte, Inc.(b)(c)	44,280	1,002,499
Veradigm, Inc.(b)(c)	178,637	2,231,176
Vir Biotechnology, Inc.(b)(c)	32,493	817,199
Xencor, Inc.(b)	21,374	565,129
Xenon Pharmaceuticals, Inc. (Canada)(b)	13,289	535,281
Zimvie, Inc.(b)(c)	143,865	1,184,009

		207,970,082

Industrials-17.70%
3D Systems Corp.(b)(c)	110,901	1,015,853
AAON, Inc.	12,824	1,256,752
AAR Corp.(b)(c)	41,395	2,184,828
ACCO Brands Corp.(c)	373,220	1,709,348
ACV Auctions, Inc., Class A(b)(c)	46,391	604,475
Advanced Drainage Systems, Inc.(c)	24,869	2,131,771
Aerojet Rocketdyne Holdings, Inc.(b)(c)	70,681	3,987,115
AeroVironment, Inc.(b)	12,106	1,218,953
AerSale Corp.(b)	17,548	283,927
Air Transport Services Group, Inc.(b)	139,963	2,842,649
Alamo Group, Inc.	8,614	1,522,352
Alaska Air Group, Inc.(b)(c)	58,436	2,539,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2023

	Shares	Value
Industrials-(continued)
Albany International Corp., Class A	23,026	$2,100,201
Allegiant Travel Co.(b)(c)	8,384	871,181
Allied Motion Technologies, Inc.	9,458	325,544
Alta Equipment Group, Inc.	27,054	382,544
Ameresco, Inc., Class A(b)(c)	20,270	843,232
American Woodmark Corp.(b)(c)	49,437	2,497,557
Apogee Enterprises, Inc.	36,676	1,560,931
ArcBest Corp.	34,090	3,218,096
Archer Aviation, Inc., Class A(b)	139,013	275,246
Arcosa, Inc.	56,561	3,820,130
Argan, Inc.	24,189	973,123
Armstrong World Industries, Inc.	31,901	2,190,323
Array Technologies, Inc.(b)(c)	36,780	752,151
Astec Industries, Inc.	30,861	1,273,942
Astronics Corp.(b)	45,157	665,614
Aurora Innovation, Inc.(b)	431,698	617,328
Axon Enterprise, Inc.(b)	7,293	1,536,708
AZEK Co., Inc. (The)(b)(c)	77,831	2,112,333
AZZ, Inc.	41,319	1,558,966
Babcock & Wilcox Enterprises, Inc.(b)(c)	75,412	469,063
Barnes Group, Inc.	74,785	3,143,214
Barrett Business Services, Inc.	9,677	809,094
Bloom Energy Corp., Class A(b)(c)	21,523	358,358
Blue Bird Corp.(b)(c)	24,452	457,252
BlueLinx Holdings, Inc.(b)(c)	36,128	2,531,128
BrightView Holdings, Inc.(b)	212,076	1,172,780
Cadre Holdings, Inc.	14,336	301,916
Casella Waste Systems, Inc., Class A(b)(c)	19,954	1,775,906
Castor Maritime, Inc. (Cyprus)(b)	227,134	155,428
CBIZ, Inc.(b)	35,457	1,868,229
CECO Environmental Corp.(b)	26,184	303,996
Ceridian HCM Holding, Inc.(b)(c)	38,286	2,430,395
ChargePoint Holdings, Inc.(b)(c)	38,826	336,621
Chart Industries, Inc.(b)(c)	23,580	3,138,498
Cimpress PLC (Ireland)(b)(c)	56,927	2,957,358
CIRCOR International, Inc.(b)(c)	25,946	722,337
Civeo Corp.(b)	12,597	242,492
Columbus McKinnon Corp.	37,674	1,307,665
Comfort Systems USA, Inc.	23,105	3,453,966
Commercial Vehicle Group, Inc.(b)(c)	55,928	409,952
Conduent, Inc.(b)	437,566	1,535,857
Construction Partners, Inc., Class A(b)	34,613	897,861
Core & Main, Inc., Class A(b)(c)	74,445	1,940,037
Corporacion America Airports S.A. (Argentina)(b)	32,090	343,042
Costamare, Inc. (Monaco)(c)	135,671	1,225,109
Covenant Logistics Group, Inc., Class A(c)	28,767	1,133,132
CRA International, Inc.	4,969	522,441
CSG Systems International, Inc.	31,886	1,679,754
CSW Industrials, Inc.	6,464	870,507
Custom Truck One Source, Inc.(b)(c)	56,676	355,925
Danaos Corp. (Greece)	33,093	1,917,077
Daseke, Inc.(b)(c)	129,688	1,060,848
Deluxe Corp.	125,157	1,896,129
Desktop Metal, Inc., Class A(b)(c)	570,943	1,256,075
Diana Shipping, Inc. (Greece)	84,154	333,250
Douglas Dynamics, Inc.	26,636	780,701
Driven Brands Holdings, Inc.(b)(c)	37,926	1,164,328
Ducommun, Inc.(b)	21,103	1,055,150
DXP Enterprises, Inc.(b)	30,002	756,050

	Shares	Value
Industrials-(continued)
Eagle Bulk Shipping, Inc.(c)	19,102	$854,241
Encore Wire Corp.(c)	12,764	1,995,396
Energy Recovery, Inc.(b)	14,553	327,879
Enerpac Tool Group Corp.	33,244	789,877
Eneti, Inc.	36,740	314,862
Ennis, Inc.	47,789	928,540
EnPro Industries, Inc.	20,318	1,915,378
Esab Corp.	64,897	3,787,389
ESCO Technologies, Inc.	17,214	1,610,714
Evoqua Water Technologies Corp.(b)	48,626	2,404,556
ExlService Holdings, Inc.(b)	11,625	2,073,667
Exponent, Inc.	12,994	1,196,098
Federal Signal Corp.	38,359	1,970,885
First Advantage Corp.(b)(c)	62,117	798,825
Fiverr International Ltd.(b)	9,431	344,420
Forrester Research, Inc.(b)(c)	10,371	320,879
Forward Air Corp.(c)	19,541	2,061,771
Franklin Electric Co., Inc.	26,279	2,351,182
FREYR Battery S.A. (Norway)(b)(c)	35,523	251,148
FTAI Aviation Ltd.	146,880	4,178,736
FTAI Infrastructure, Inc.(c)	348,308	1,079,755
FuelCell Energy, Inc.(b)(c)	185,763	349,234
Gates Industrial Corp. PLC(b)(c)	223,672	3,012,862
Genco Shipping & Trading Ltd.	61,431	946,652
Gibraltar Industries, Inc.(b)	38,290	1,916,032
Global Industrial Co.	17,278	460,459
Global Ship Lease, Inc., Class A (United Kingdom)	23,619	452,068
Golden Ocean Group Ltd. (Norway)(c)	298,393	2,730,296
Gorman-Rupp Co. (The)(c)	33,598	824,831
GrafTech International Ltd.(c)	631,659	2,975,114
Granite Construction, Inc.(c)	77,073	2,938,793
Great Lakes Dredge & Dock Corp.(b)(c)	218,529	1,252,171
Greenbrier Cos., Inc. (The)	127,871	3,382,188
Griffon Corp.	55,366	1,575,163
H&E Equipment Services, Inc.	48,964	1,787,186
Harsco Corp.(b)(c)	295,591	2,030,710
Hawaiian Holdings, Inc.(b)(c)	63,831	531,712
Hayward Holdings, Inc.(b)(c)	84,051	1,011,974
Healthcare Services Group, Inc.	197,190	3,078,136
Heartland Express, Inc.(c)	62,526	905,376
Heidrick & Struggles International, Inc.	32,441	814,594
Helios Technologies, Inc.(c)	20,921	1,258,189
Herc Holdings, Inc.	24,414	2,441,888
Heritage-Crystal Clean, Inc.(b)(c)	15,211	531,777
Hillman Solutions Corp.(b)(c)	182,994	1,537,150
HireRight Holdings Corp.(b)(c)	32,353	342,942
HNI Corp.(c)	90,531	2,351,995
Huron Consulting Group, Inc.(b)	18,783	1,592,611
Hydrofarm Holdings Group, Inc.(b)(c)	394,745	619,750
Hyliion Holdings Corp.(b)	121,812	166,882
Hyster-Yale Materials Handling, Inc.(c)	27,176	1,431,088
ICF International, Inc.(c)	18,593	2,119,602
Ideanomics, Inc.(b)	2,800,933	67,222
IES Holdings, Inc.(b)(c)	11,160	482,000
INNOVATE Corp.(b)(c)	196,829	562,931
Insteel Industries, Inc.	30,766	846,988
Interface, Inc.	124,380	975,139
Janus International Group, Inc.(b)	32,544	292,896
JetBlue Airways Corp.(b)(c)	326,345	2,330,103

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2023

	Shares	Value
Industrials-(continued)
Joby Aviation, Inc.(b)(c)	115,008	$497,985
John Bean Technologies Corp.	23,257	2,528,268
Kadant, Inc.	6,147	1,142,297
Kaman Corp.	68,723	1,516,717
Kelly Services, Inc., Class A	84,380	1,384,676
Kforce, Inc.(c)	22,950	1,357,263
Kimball International, Inc., Class B	61,041	751,415
Korn Ferry	63,669	3,057,385
Kornit Digital Ltd. (Israel)(b)	48,161	879,420
Kratos Defense & Security Solutions, Inc.(b)(c)	139,285	1,796,776
Legalzoom.com, Inc.(b)(c)	38,163	357,969
Li-Cycle Holdings Corp. (Canada)(b)(c)	55,132	261,877
Limbach Holdings, Inc.(b)	35,422	600,049
Lindsay Corp.	6,084	734,582
LSI Industries, Inc.	26,345	334,318
Luxfer Holdings PLC (United Kingdom)	38,741	590,800
Lyft,Inc.,ClassA(b)(c)	261,058	2,675,844
Manitowoc Co., Inc. (The)(b)	101,429	1,550,849
Marten Transport Ltd.	67,014	1,353,013
Masonite International Corp.(b)	41,343	3,779,164
Matrix Service Co.(b)	92,327	439,477
Matson, Inc.	16,074	1,093,514
Matthews International Corp., Class A	57,596	2,181,161
Maxar Technologies, Inc.	66,436	3,502,506
Mayville Engineering Co., Inc.(b)	18,786	227,311
McGrath RentCorp.	20,365	1,810,041
Mercury Systems, Inc.(b)(c)	38,434	1,832,149
Microvast Holdings, Inc.(b)(c)	273,231	286,893
Miller Industries, Inc.	14,160	461,616
Montrose Environmental Group, Inc.(b)(c)	11,348	345,660
Moog, Inc., Class A	33,442	3,013,459
MRC Global, Inc.(b)	278,626	2,713,817
MSA Safety, Inc.	20,611	2,674,277
Mueller Water Products, Inc., Class A	154,255	2,067,017
MYR Group, Inc.(b)	24,968	3,195,654
National Presto Industries, Inc.	10,885	740,398
Nikola Corp.(b)(c)	171,375	151,753
Northwest Pipe Co.(b)	13,996	385,450
NOW, Inc.(b)	192,681	2,055,906
NV5 Global, Inc.(b)(c)	8,903	843,381
PAM Transportation Services, Inc.(b)(c)	10,409	233,682
Pangaea Logistics Solutions Ltd.(c)	79,768	495,359
Park Aerospace Corp.	29,076	380,314
Parsons Corp.(b)(c)	40,861	1,777,454
Paycom Software, Inc.(b)	7,076	2,054,658
Paycor HCM, Inc.(b)(c)	12,639	297,017
Paylocity Holding Corp.(b)	3,970	767,361
PGT Innovations, Inc.(b)	74,175	1,903,330
Pitney Bowes, Inc.(c)	874,388	3,069,102
Planet Labs PBC(b)(c)	83,676	341,398
Powell Industries, Inc.	13,272	531,676
Preformed Line Products Co.	3,845	477,857
Primoris Services Corp.	133,111	3,367,708
Proterra, Inc.(b)(c)	188,381	220,406
Proto Labs, Inc.(b)(c)	46,523	1,338,467
Quad/Graphics, Inc.(b)(c)	87,069	303,871
Quanex Building Products Corp.	47,633	909,790
Radiant Logistics, Inc.(b)	56,908	375,593
RBC Bearings, Inc.(b)(c)	15,019	3,409,463

	Shares	Value
Industrials-(continued)
Resources Connection, Inc.	60,175	$877,953
REV Group, Inc.	81,313	872,488
Rocket Lab USA, Inc.(b)(c)	65,830	258,054
Rollins, Inc.	81,731	3,453,135
Safe Bulkers, Inc. (Greece)	304,143	1,113,163
Saia, Inc.(b)(c)	13,957	4,155,976
Schneider National, Inc., Class B	93,426	2,444,958
Seanergy Maritime Holdings Corp.	78,559	381,011
Shyft Group, Inc. (The)(c)	27,595	692,083
Simpson Manufacturing Co., Inc.	28,659	3,604,729
SiteOne Landscape Supply, Inc.(b)(c)	26,149	3,863,253
Skillsoft Corp.(b)(c)	290,001	356,701
SkyWest, Inc.(b)	74,751	2,115,453
SP Plus Corp.(b)(c)	38,243	1,306,763
Spirit Airlines, Inc.(c)	77,513	1,325,472
SPX Technologies, Inc.(b)	34,919	2,223,642
Standex International Corp.	10,613	1,303,383
Star Bulk Carriers Corp. (Greece)	86,926	1,835,008
Steelcase, Inc., Class A	410,542	3,284,336
Stem, Inc.(b)(c)	77,700	328,671
Sterling Check Corp.(b)(c)	26,416	296,916
Sterling Infrastructure, Inc.(b)	42,400	1,565,408
Sun Country Airlines Holdings, Inc.(b)(c)	17,162	338,606
SunPower Corp.(b)(c)	37,117	490,687
Tecnoglass, Inc.	10,952	480,245
Tennant Co.	22,792	1,741,765
Tetra Tech, Inc.	25,116	3,475,301
Textainer Group Holdings Ltd. (China)(c)	107,045	3,757,279
Thermon Group Holdings, Inc.(b)	33,210	690,104
Titan International, Inc.(b)(c)	65,741	641,632
Titan Machinery, Inc.(b)	34,947	1,095,588
Toro Corp.(b)	22,712	76,312
TPI Composites, Inc.(b)(c)	109,743	1,356,423
Trex Co., Inc.(b)(c)	44,086	2,409,741
TriNet Group, Inc.(b)(c)	36,849	3,418,850
Triumph Group, Inc.(b)	120,708	1,304,853
TrueBlue, Inc.(b)	68,878	1,043,502
TTEC Holdings, Inc.	22,585	769,471
TuSimple Holdings, Inc., Class A(b)	370,585	448,408
Tutor Perini Corp.(b)	163,000	863,900
UniFirst Corp.	14,434	2,362,557
Universal Logistics Holdings, Inc.	14,156	362,394
Upwork, Inc.(b)(c)	39,065	373,852
V2X, Inc.(b)(c)	14,347	619,790
Verra Mobility Corp.(b)(c)	72,040	1,221,078
Vertiv Holdings Co.	239,918	3,579,577
Viad Corp.(b)	26,871	511,355
Vicor Corp.(b)(c)	6,302	270,797
View, Inc.(b)	431,230	147,481
Virgin Galactic Holdings, Inc.(b)(c)	116,440	423,842
VSE Corp.	15,025	635,407
Wabash National Corp.(c)	70,540	1,810,762
Watts Water Technologies, Inc., Class A	14,485	2,342,659
Wheels Up Experience, Inc.(b)	925,601	428,090
Willdan Group, Inc.(b)(c)	22,466	329,127
Xometry, Inc., Class A(b)(c)	10,638	147,762
Yellow Corp.(b)(c)	471,340	881,406
Zurn Elkay Water Solutions Corp.(c)	38,292	825,193

		341,185,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2023

	Shares	Value
Information Technology-11.55%
8x8, Inc.(b)(c)	85,673	$245,882
A10 Networks, Inc.	23,621	334,001
ACI Worldwide, Inc.(b)	126,582	3,206,322
ACM Research, Inc., Class A(b)(c)	52,188	487,958
Adeia, Inc.	61,719	471,533
ADTRAN Holdings, Inc.	48,903	445,995
Advanced Energy Industries, Inc.(c)	19,268	1,666,682
Alarm.com Holdings, Inc.(b)	23,310	1,111,654
Allegro MicroSystems, Inc. (Japan)(b)(c)	14,283	510,903
Alpha & Omega Semiconductor Ltd.(b)(c)	26,824	640,557
Altair Engineering, Inc., Class A(b)(c)	11,950	825,148
Alteryx, Inc., Class A(b)	8,618	354,458
Ambarella, Inc.(b)	7,342	455,057
American Software, Inc., Class A	28,709	342,785
AppFolio, Inc., Class A(b)	2,514	351,005
AppLovin Corp., Class A(b)(c)	185,095	3,146,615
Arlo Technologies, Inc.(b)	93,742	603,698
Aspen Technology, Inc.(b)(c)	1,570	277,890
Atlassian Corp., Class A(b)	5,308	783,779
Aviat Networks, Inc.(b)(c)	11,380	373,378
Avid Technology, Inc.(b)(c)	12,784	377,256
Axcelis Technologies, Inc.(b)(c)	9,703	1,147,865
AXT, Inc.(b)(c)	64,392	171,927
Badger Meter, Inc.	9,768	1,292,599
Bel Fuse, Inc., Class B	13,116	532,903
Belden, Inc.	36,554	2,883,745
Benchmark Electronics, Inc.	89,489	1,910,590
Bentley Systems, Inc., Class B(c)	49,131	2,091,015
BILL Holdings, Inc.(b)(c)	25,046	1,923,783
Blackbaud, Inc.(b)	27,585	1,913,158
Blackline, Inc.(b)(c)	6,898	384,288
Blend Labs, Inc., Class A(b)	373,036	220,875
Box,Inc.,ClassA(b)	15,860	419,656
Braze, Inc., Class A(b)(c)	9,872	290,237
C3.ai, Inc., Class A(b)(c)	23,610	420,730
CalAmp Corp.(b)(c)	89,955	228,486
Calix, Inc.(b)	16,482	753,227
CCC Intelligent Solutions Holdings, Inc.(b)(c)	77,536	673,012
Cerence, Inc.(b)(c)	53,237	1,360,205
CEVA, Inc.(b)	11,044	277,536
Cloudflare, Inc., Class A(b)(c)	13,754	647,126
Cognyte Software Ltd. (Israel)(b)	216,905	902,325
Cohu, Inc.(b)	36,515	1,235,668
CommVault Systems, Inc.(b)	13,742	800,746
Comtech Telecommunications Corp.	60,562	626,817
Confluent, Inc., Class A(b)(c)	17,144	377,168
Consensus Cloud Solutions, Inc.(b)(c)	15,787	589,329
Corsair Gaming, Inc.(b)(c)	45,604	794,422
Crowdstrike Holdings, Inc., Class A(b)	11,356	1,363,288
CTS Corp.(c)	21,093	827,057
CyberArk Software Ltd.(b)	7,474	931,260
Daktronics, Inc.(b)	133,270	641,029
Datadog, Inc., Class A(b)	13,984	942,242
Diebold Nixdorf, Inc.(b)(c)	573,533	462,784
Digi International, Inc.(b)(c)	21,022	634,024
Digital Turbine, Inc.(b)(c)	68,360	801,863
DigitalOcean Holdings, Inc.(b)(c)	20,302	640,325
Diodes, Inc.(b)	36,393	2,900,522
DocuSign, Inc.(b)	17,654	872,814

	Shares	Value
Information Technology-(continued)
Dolby Laboratories, Inc., Class A	38,548	$3,226,082
DoubleVerify Holdings, Inc.(b)(c)	13,207	388,550
Dropbox, Inc., Class A(b)	49,006	996,782
Dynatrace, Inc.(b)	31,447	1,329,579
E2open Parent Holdings, Inc.(b)(c)	358,461	2,254,720
Eastman Kodak Co.(b)(c)	329,236	1,083,186
Ebix, Inc.(c)	73,689	1,198,183
Elastic N.V.(b)	10,178	582,691
Enphase Energy, Inc.(b)(c)	6,784	1,113,933
Envestnet, Inc.(b)(c)	32,696	2,072,273
ePlus, Inc.(b)	37,536	1,634,317
Everbridge, Inc.(b)(c)	17,283	454,197
Extreme Networks, Inc.(b)	44,338	788,330
Fabrinet (Thailand)(b)(c)	23,966	2,275,572
Fair Isaac Corp.(b)	2,482	1,806,772
FARO Technologies, Inc.(b)(c)	20,393	476,177
Fastly, Inc., Class A(b)(c)	64,997	960,656
Five9, Inc.(b)	6,556	425,091
FormFactor, Inc.(b)	55,172	1,506,747
Fortinet, Inc.(b)	61,720	3,891,446
Freshworks, Inc., Class A(b)(c)	29,790	397,994
GLOBALFOUNDRIES, Inc.(b)(c)	28,938	1,701,554
Globant S.A.(b)	13,575	2,129,510
Guidewire Software, Inc.(b)(c)	28,272	2,154,044
Hackett Group, Inc. (The)(c)	23,641	438,777
Harmonic, Inc.(b)(c)	38,808	546,805
HIVE Blockchain Technologies Ltd. (Canada)(b)(c)	153,375	496,935
HubSpot, Inc.(b)	3,308	1,392,503
Ichor Holdings Ltd.(b)	40,597	1,130,626
Infinera Corp.(b)(c)	145,808	922,965
Information Services Group, Inc.	53,880	274,249
InterDigital, Inc.(c)	28,664	1,941,699
IonQ, Inc.(b)(c)	68,402	376,895
IPG Photonics Corp.(b)	29,751	3,420,770
Itron, Inc.(b)(c)	59,096	3,155,726
Jamf Holding Corp.(b)(c)	23,817	450,618
JFrog Ltd. (Israel)(b)	20,326	377,454
Kimball Electronics, Inc.(b)	34,793	700,383
Knowles Corp.(b)	146,568	2,474,068
Kulicke & Soffa Industries, Inc. (Singapore)(c)	41,502	1,977,985
Lattice Semiconductor Corp.(b)	11,669	930,019
Littelfuse, Inc.	14,749	3,572,798
LivePerson, Inc.(b)(c)	37,923	175,584
LiveRamp Holdings, Inc.(b)	50,224	1,209,896
MACOM Technology Solutions Holdings, Inc.(b)(c)	9,869	575,757
Magnachip Semiconductor Corp. (South Korea)(b)	120,607	1,070,990
Manhattan Associates, Inc.(b)	9,428	1,562,031
Marathon Digital Holdings, Inc.(b)(c)	86,548	871,538
Maxeon Solar Technologies Ltd.(b)	32,480	913,013
MaxLinear, Inc.(b)	27,801	670,838
MeridianLink, Inc.(b)(c)	17,403	260,001
Methode Electronics, Inc.(c)	42,178	1,728,876
MicroStrategy, Inc., Class A(b)(c)	3,677	1,207,453
Mirion Technologies, Inc.(b)(c)	124,583	1,009,122
Momentive Global, Inc.(b)(c)	70,411	661,159
MongoDB, Inc.(b)(c)	4,474	1,073,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2023

	Shares	Value
Information Technology-(continued)
Monolithic Power Systems, Inc.	6,126	$2,830,028
N-able, Inc.(b)(c)	43,676	556,869
nCino, Inc.(b)(c)	24,930	616,519
NETGEAR, Inc.(b)	69,417	980,862
NetScout Systems, Inc.(b)	103,911	2,827,418
New Relic, Inc.(b)	7,773	555,536
nLight, Inc.(b)(c)	33,258	291,673
Novanta, Inc.(b)(c)	8,572	1,310,144
Nutanix, Inc., Class A(b)(c)	32,391	776,736
Olo, Inc., Class A(b)(c)	48,793	334,232
ON24, Inc.(b)(c)	37,802	328,877
OneSpan, Inc.(b)(c)	29,849	439,974
Onto Innovation, Inc.(b)	26,599	2,153,987
OSI Systems, Inc.(b)	21,054	2,378,260
Ouster, Inc.(b)(c)	36,379	128,782
PagerDuty, Inc.(b)(c)	12,176	366,011
Palantir Technologies, Inc., Class A(b)(c)	288,697	2,237,402
Palo Alto Networks, Inc.(b)	17,567	3,205,275
PAR Technology Corp.(b)(c)	17,227	526,974
PC Connection, Inc.	26,078	1,050,161
Pegasystems, Inc.(c)	10,812	493,243
Perficient, Inc.(b)	15,411	1,000,482
PFSweb, Inc.	48,773	196,067
Photronics, Inc.(b)(c)	101,656	1,469,946
Power Integrations, Inc.(c)	21,666	1,576,851
PowerSchool Holdings, Inc., Class A(b)	19,166	400,186
Procore Technologies, Inc.(b)	10,781	575,813
Progress Software Corp.(c)	25,311	1,389,068
PTC, Inc.(b)	28,579	3,594,952
Pure Storage, Inc., Class A(b)	59,843	1,366,216
Q2 Holdings, Inc.(b)(c)	23,166	570,347
Qualys, Inc.(b)(c)	9,384	1,059,829
Rackspace Technology, Inc.(b)(c)	511,809	747,241
Radware Ltd. (Israel)(b)	26,276	529,461
Rambus, Inc.(b)	24,633	1,092,227
Ribbon Communications, Inc.(b)(c)	94,206	241,167
RingCentral, Inc., Class A(b)	25,757	709,863
Riot Platforms, Inc.(b)(c)	191,408	2,289,240
Rogers Corp.(b)	16,713	2,689,957
ScanSource, Inc.(b)	48,972	1,339,384
Semtech Corp.(b)	55,049	1,072,905
SentinelOne, Inc., Class A(b)	69,783	1,121,413
Silicon Laboratories, Inc.(b)(c)	16,786	2,338,290
SiTime Corp.(b)(c)	4,593	498,203
SMART Global Holdings, Inc.(b)(c)	98,042	1,511,808
SmartRent, Inc.(b)	107,163	276,481
Smartsheet, Inc., Class A(b)	15,915	650,446
SolarEdge Technologies, Inc.(b)(c)	10,119	2,890,290
SolarWinds Corp.(b)	113,107	974,982
Splunk, Inc.(b)	17,327	1,494,280
SPS Commerce, Inc.(b)	6,077	895,142
Stratasys Ltd.(b)(c)	99,717	1,431,936
Super Micro Computer, Inc.(b)(c)	39,346	4,148,249
Synaptics, Inc.(b)	23,050	2,041,308
Tenable Holdings, Inc.(b)(c)	10,847	401,231
Teradata Corp.(b)	73,475	2,844,217
Thoughtworks Holding, Inc.(b)	50,552	314,939
TTM Technologies, Inc.(b)	274,359	3,240,180
Tucows,Inc.,ClassA(b)(c)	15,991	358,039
Turtle Beach Corp.(b)(c)	54,612	593,632

	Shares	Value
Information Technology-(continued)
UiPath, Inc., Class A(b)(c)	96,448	$1,357,988
Ultra Clean Holdings, Inc.(b)(c)	67,223	1,918,544
Unisys Corp.(b)(c)	284,308	912,629
Unity Software, Inc.(b)(c)	43,506	1,173,357
Universal Display Corp.(c)	13,830	1,845,752
Upland Software, Inc.(b)	55,599	204,048
Varonis Systems, Inc.(b)(c)	28,329	656,100
Veeco Instruments, Inc.(b)(c)	35,963	662,438
Verint Systems, Inc.(b)(c)	46,926	1,712,330
VeriSign, Inc.(b)	16,484	3,656,151
Viavi Solutions, Inc.(b)(c)	201,394	1,804,490
Vishay Precision Group, Inc.(b)	14,279	536,034
Wix.com Ltd. (Israel)(b)	8,401	732,819
Wolfspeed, Inc.(b)(c)	35,044	1,631,298
Xperi, Inc.(b)(c)	119,648	1,135,460
Yext, Inc.(b)	54,253	476,341
Zscaler, Inc.(b)(c)	3,413	307,511
Zuora, Inc., Class A(b)(c)	38,145	297,150

		222,664,373

Materials-5.04%
AdvanSix, Inc.	56,702	2,136,531
Alpha Metallurgical Resources, Inc.(c)	17,168	2,516,142
Alto Ingredients, Inc.(b)	465,349	609,607
American Vanguard Corp.	34,481	663,759
Ardagh Metal Packaging S.A	234,876	958,294
ATI, Inc.(b)(c)	87,930	3,395,857
Balchem Corp.	13,176	1,731,326
Carpenter Technology Corp.	68,251	3,599,558
Century Aluminum Co.(b)(c)	117,853	1,012,357
Chase Corp.(c)	6,294	688,123
Clearwater Paper Corp.(b)	51,455	1,857,525
Coeur Mining, Inc.(b)(c)	537,137	1,826,266
Compass Minerals International, Inc.	75,888	2,483,814
Danimer Scientific, Inc.(b)(c)	205,418	649,121
Diversey Holdings Ltd.(b)	148,693	1,208,874
Eagle Materials, Inc.	23,952	3,549,926
Ecovyst, Inc.(b)	140,868	1,598,852
Ferroglobe PLC(b)(c)	165,289	667,768
FutureFuel Corp.(c)	98,814	741,105
Ginkgo Bioworks Holdings, Inc.(b)(c)	378,900	462,258
Glatfelter Corp.(c)	395,216	1,786,376
Greif, Inc., Class A	55,042	3,456,087
Hawkins, Inc.	20,648	832,940
Haynes International, Inc.(c)	13,121	616,818
Hecla Mining Co.(c)	429,084	2,595,958
Ingevity Corp.(b)	34,879	2,502,219
Innospec, Inc.	22,343	2,270,719
Intrepid Potash, Inc.(b)(c)	24,997	644,423
Kaiser Aluminum Corp.	31,552	2,073,597
Koppers Holdings, Inc.	43,320	1,421,329
Kronos Worldwide, Inc.(c)	67,736	629,945
Livent Corp.(b)(c)	53,421	1,167,249
LSB Industries, Inc.(b)(c)	79,015	705,604
Materion Corp.	15,077	1,632,990
Mativ Holdings, Inc., Class A(c)	100,534	1,947,344
McEwen Mining, Inc. (Canada)(b)(c)	61,453	503,915
Mercer International, Inc. (Germany)	154,935	1,507,518
Minerals Technologies, Inc.	52,611	3,117,728
MP Materials Corp.(b)(c)	23,505	509,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2023

	Shares	Value
Materials-(continued)
Myers Industries, Inc.(c)	40,721	$771,663
NewMarket Corp.	8,002	3,197,599
Nexa Resources S.A. (Brazil)(c)	75,818	454,908
Olympic Steel, Inc.	26,470	1,232,708
Orion Engineered Carbons S.A. (Germany)	103,613	2,508,471
Pactiv Evergreen, Inc.	98,786	780,409
Perimeter Solutions S.A.(b)	109,243	817,138
Quaker Chemical Corp.(c)	9,379	1,750,403
Ranpak Holdings Corp.(b)(c)	70,323	286,918
Rayonier Advanced Materials, Inc.(b)(c)	293,534	1,596,825
Ryerson Holding Corp.	47,577	1,796,983
Schnitzer Steel Industries, Inc., Class A	77,524	2,239,668
Sensient Technologies Corp.	42,344	3,152,934
Stepan Co.	28,428	2,621,062
SunCoke Energy, Inc.	198,783	1,546,532
TimkenSteel Corp.(b)(c)	100,730	1,686,220
Tredegar Corp.	60,570	568,147
TriMas Corp.	53,665	1,363,628
Tronox Holdings PLC, Class A(c)	244,865	3,352,202
Worthington Industries, Inc.	53,218	3,160,617

		97,164,210

Real Estate-6.25%
Acadia Realty Trust(c)	201,474	2,721,914
Agree Realty Corp.	50,974	3,465,722
Alexander & Baldwin, Inc.	138,546	2,664,240
Alexander’s, Inc.(c)	3,389	630,591
American Assets Trust, Inc.	82,900	1,508,780
Apartment Investment & Management Co., Class A	129,273	1,012,208
Armada Hoffler Properties, Inc.	81,215	951,840
Ashford Hospitality Trust, Inc.(b)(c)	297,409	1,011,191
Braemar Hotels & Resorts, Inc.	207,531	788,618
Broadstone Net Lease, Inc.	181,613	2,936,682
CareTrust REIT, Inc.(c)	90,216	1,758,310
CBL & Associates Properties, Inc.(c)	55,401	1,281,425
Centerspace	23,640	1,332,823
Chatham Lodging Trust	117,778	1,206,047
City Office REIT, Inc.	151,565	882,108
Community Healthcare Trust, Inc.	18,359	657,069
Compass, Inc., Class A(b)(c)	455,260	1,065,308
CTO Realty Growth, Inc.	28,942	487,383
Diversified Healthcare Trust	1,518,078	1,386,612
Douglas Elliman, Inc.	193,651	617,747
Easterly Government Properties, Inc.	157,631	2,217,868
EastGroup Properties, Inc.	20,933	3,486,601
Elme Communities	151,172	2,604,694
Empire State Realty Trust, Inc., Class A(c) .	329,295	2,011,992
Equity Commonwealth	113,975	2,361,562
Essential Properties Realty Trust, Inc.	96,716	2,393,721
eXp World Holdings, Inc.(c)	41,683	487,274
Farmland Partners, Inc.(c)	43,892	458,232
Forestar Group, Inc.(b)(c)	44,938	869,101
Four Corners Property Trust, Inc.(c)	66,069	1,685,420
Franklin Street Properties Corp.	470,079	545,292
Getty Realty Corp.(c)	40,904	1,363,330
Gladstone Commercial Corp.	53,898	643,542
Gladstone Land Corp.(c)	29,058	468,124
Global Medical REIT, Inc.	80,382	745,945

	Shares	Value
Real Estate-(continued)
Global Net Lease, Inc.	232,958	$2,623,107
Hersha Hospitality Trust, Class A(c)	113,243	713,431
Independence Realty Trust, Inc.(c)	207,943	3,462,251
Industrial Logistics Properties Trust	457,239	941,912
Innovative Industrial Properties, Inc.	19,486	1,335,765
InvenTrust Properties Corp.(c)	108,028	2,436,031
Kennedy-Wilson Holdings, Inc.(c)	213,166	3,576,926
LTC Properties, Inc.	45,947	1,536,927
Marcus & Millichap, Inc.(c)	34,285	1,078,949
National Health Investors, Inc.	56,035	2,788,862
National Storage Affiliates Trust	56,885	2,192,917
Necessity Retail REIT, Inc. (The)	334,357	1,842,307
NETSTREIT Corp.(c)	40,669	740,989
Newmark Group, Inc., Class A(c)	251,964	1,597,452
NexPoint Residential Trust, Inc.(c)	21,499	922,952
Offerpad Solutions, Inc.(b)	461,271	215,552
Office Properties Income Trust(c)	214,840	1,400,757
One Liberty Properties, Inc.(c)	26,676	587,406
Opendoor Technologies, Inc.(b)(c)	1,825,605	2,519,335
Orion Office REIT, Inc.	121,810	747,913
Pebblebrook Hotel Trust(c)	257,402	3,662,830
Plymouth Industrial REIT, Inc.(c)	25,986	525,957
RE/MAX Holdings, Inc., Class A	30,263	584,379
Redfin Corp.(b)(c)	113,553	845,970
Retail Opportunity Investments Corp.	185,957	2,423,020
RMR Group, Inc. (The), Class A	27,652	656,735
RPT Realty	182,630	1,698,459
Ryman Hospitality Properties, Inc.	38,172	3,422,502
Safehold, Inc.(b)(c)	37,957	1,052,168
Saul Centers, Inc.	17,617	634,741
Seritage Growth Properties, Class A(b)(c)	58,211	436,000
St. Joe Co. (The)	12,090	496,899
Star Holdings(b)	13,446	217,018
Summit Hotel Properties, Inc.(c)	266,601	1,716,910
Tanger Factory Outlet Centers, Inc.	170,128	3,336,210
Tejon Ranch Co.(b)(c)	17,950	310,176
Terreno Realty Corp.	43,008	2,648,863
UMH Properties, Inc.	50,931	774,151
Universal Health Realty Income Trust	12,353	537,356
Urban Edge Properties(c)	198,345	2,909,721
Urstadt Biddle Properties, Inc.(c)	2,885	46,102
Urstadt Biddle Properties, Inc., Class A	48,825	840,767
Veris Residential, Inc.(b)(c)	147,394	2,409,892
WeWork, Inc., Class A(b)(c)	477,650	201,329
Whitestone REIT	106,492	953,103
Xenia Hotels & Resorts, Inc.(c)	258,986	3,278,763

		120,591,078

Utilities-1.70%
American States Water Co.	21,869	1,940,874
Artesian Resources Corp., Class A	7,231	396,114
Atlantica Sustainable Infrastructure PLC (Spain)	136,135	3,623,914
California Water Service Group	45,506	2,551,976
Chesapeake Utilities Corp.	14,982	1,850,277
Clearway Energy, Inc., Class A(c)	33,475	970,105
Clearway Energy, Inc., Class C(c)	80,637	2,448,946
Genie Energy Ltd., Class B(c)	25,697	400,102
MGE Energy, Inc.	35,884	2,749,073
Middlesex Water Co.	9,367	683,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2023

	Shares	Value
Utilities-(continued)
Northwest Natural Holding Co.	57,506	$2,700,482
Ormat Technologies, Inc.(c)	31,818	2,730,303
Otter Tail Corp.(c)	42,932	3,088,957
ReNew Energy Global PLC, Class A (India)(b)(c)	311,816	1,596,498
SJW Group	24,264	1,842,123
Spruce Power Holding Corp.(b)	264,759	185,702
Sunnova Energy International, Inc.(b)(c)	65,649	1,179,056
Unitil Corp.	24,456	1,359,509
Via Renewables, Inc.(c)	9,125	94,444
York Water Co. (The)	8,318	349,689

		32,741,748

Total Common Stocks & Other Equity Interests (Cost $2,042,087,534)		1,926,856,109

Closed-End Funds-0.05%
BP Prudhoe Bay Royalty Trust(c)	37,566	261,084
Mesabi Trust(c)	14,132	328,004
Sabine Royalty Trust	4,726	355,064

Total Closed-End Funds (Cost $937,310)		944,152

Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(e)(f) (Cost $2,412,621)	2,412,621	2,412,621

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $2,045,437,465)		1,930,212,882

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-29.23%
Invesco Private Government Fund, 4.83%(e)(f)(g)	161,246,789	$161,246,789
Invesco Private Prime Fund, 4.99%(e)(f)(g)	402,326,336	402,326,336

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $563,642,725)		563,573,125

TOTAL INVESTMENTS IN SECURITIES-129.33% (Cost $2,609,080,190)		2,493,786,007
OTHER ASSETS LESS LIABILITIES-(29.33)%		(565,588,895)

NET ASSETS-100.00%		$1,928,197,112

Investment Abbreviations:

REIT-Real Estate Investment Trust

Rts.  -Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Invesco Mortgage Capital, Inc.	$979,998	$384,977	$(267,658)	$(268,153)	$(162,177)	$666,987	$191,940

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	615,203	119,602,175	(117,804,757)	-	-	2,412,621	89,099

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$129,773,116	$557,499,423	$(526,025,750)	$-	$-	$161,246,789	$4,301,700	*

Invesco Private Prime Fund	301,916,900	1,229,928,962	(1,129,526,247)	(101,995)	108,716	402,326,336	11,696,168	*

Total	$433,285,217	$1,907,415,537	$(1,773,624,412)	$(370,148)	$(53,461)	$566,652,733	$16,278,907

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 21.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Statements of Assets and Liabilities

April 30, 2023

	Invesco Dynamic Market ETF (PWC)	Invesco FTSE RAFI US 1000 ETF (PRF)	Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Assets:
Unaffiliated investments in securities, at value(a)	$90,578,711	$5,965,572,196	$1,927,133,274
Affiliated investments in securities, at value	14,155,940	305,073,284	566,652,733
Cash	-	-	482,342
Receivable for:
Dividends	77,846	8,480,006	694,694
Securities lending	12,103	140,029	596,855
Investments sold	-	4,728,283	21,764
Other assets	26,433	-	1,529

Total assets	104,851,033	6,283,993,798	2,495,583,191

Liabilities:
Due to custodian	-	90	-
Payable for:
Investments purchased	-	-	743,324
Investments purchased - affiliated broker	-	-	1,178,606
Collateral upon return of securities loaned	14,093,839	301,557,657	563,642,725
Fund shares repurchased	-	4,762,676	-
Accrued advisory fees	37,979	1,367,170	431,185
Accrued trustees’ and officer’s fees	84,870	396,487	152,766
Accrued expenses	69,679	3,528,433	1,237,473

Total liabilities	14,286,367	311,612,513	567,386,079

Net Assets	$90,564,666	$5,972,381,285	$1,928,197,112

Net assets consist of:
Shares of beneficial interest	$259,564,294	$5,537,014,654	$2,519,679,408
Distributable earnings (loss)	(168,999,628)	435,366,631	(591,482,296)

Net Assets	$90,564,666	$5,972,381,285	$1,928,197,112

Shares outstanding (unlimited amount authorized, $0.01 par value)	830,000	37,620,000	12,040,000
Net asset value	$109.11	$158.76	$160.15

Market price	$109.09	$158.70	$160.06

Unaffiliated investments in securities, at cost	$87,946,420	$5,076,920,257	$2,041,863,065

Affiliated investments in securities, at cost	$14,156,141	$306,521,256	$567,217,125

(a) Includes securities on loan with an aggregate value of:	$13,941,531	$298,232,234	$554,140,748

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Statements of Operations

For the year ended April 30, 2023

	Invesco Dynamic Market ETF (PWC)	Invesco FTSE RAFI US 1000 ETF (PRF)	Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Investment income:
Unaffiliated dividend income	$1,659,751	$140,968,107	$32,996,820
Affiliated dividend income	2,675	241,272	281,039
Securities lending income, net	181,097	882,450	2,698,473
Foreign withholding tax	(39,098)	(134,806)	(35,063)

Total investment income	1,804,425	141,957,023	35,941,269

Expenses:
Advisory fees	486,811	16,882,712	5,719,474
Sub-licensing fees	29,208	5,239,565	1,775,044
Accounting & administration fees	19,121	391,695	148,814
Professional fees	36,687	80,352	52,235
Custodian & transfer agent fees	6,709	49,519	61,447
Trustees’ and officer’s fees	2,170	33,308	14,664
Recapture (Note 3)	-	78,677	16,590
Other expenses	33,926	238,576	133,319

Total expenses	614,632	22,994,404	7,921,587

Less: Waivers	(30,545)	(294,108)	(234,038)

Net expenses	584,087	22,700,296	7,687,549

Net investment income	1,220,338	119,256,727	28,253,720

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(8,444,452)	(107,857,569)	(104,191,398)
Affiliated investment securities	140	57,873	(78,846)
Unaffiliated in-kind redemptions	4,752,568	258,587,274	167,952,504
Affiliated in-kind redemptions	-	2,641	25,385
Foreign currencies	-	-	(61)

Net realized gain (loss)	(3,691,744)	150,790,219	63,707,584

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	6,399,439	(199,689,688)	(130,432,074)
Affiliated investment securities	(226)	(205,133)	(370,148)

Change in net unrealized appreciation (depreciation)	6,399,213	(199,894,821)	(130,802,222)

Net realized and unrealized gain (loss)	2,707,469	(49,104,602)	(67,094,638)

Net increase (decrease) in net assets resulting from operations	$3,927,807	$70,152,125	$(38,840,918)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Statements of Changes in Net Assets

For the years ended April 30, 2023 and 2022

	Invesco Dynamic Market ETF (PWC)		Invesco FTSE RAFI US 1000 ETF (PRF)
	2023	2022	2023	2022
Operations:
Net investment income	$1,220,338	$810,135	$119,256,727	$97,822,609
Net realized gain (loss)	(3,691,744)	(1,568,793)	150,790,219	227,317,774
Change in net unrealized appreciation (depreciation)	6,399,213	(16,445,589)	(199,894,821)	(154,982,707)

Net increase (decrease) in net assets resulting from operations	3,927,807	(17,204,247)	70,152,125	170,157,676

Distributions to Shareholders from:
Distributable earnings	(1,393,641)	(923,364)	(121,245,950)	(93,773,617)

Shareholder Transactions:
Proceeds from shares sold	24,564,978	132,946,783	1,013,641,362	963,003,179
Value of shares repurchased	(41,935,463)	(145,228,068)	(639,141,302)	(501,081,108)

Net increase (decrease) in net assets resulting from share transactions	(17,370,485)	(12,281,285)	374,500,060	461,922,071

Net increase (decrease) in net assets	(14,836,319)	(30,408,896)	323,406,235	538,306,130

Net assets:
Beginning of year	105,400,985	135,809,881	5,648,975,050	5,110,668,920

End of year	$90,564,666	$105,400,985	$5,972,381,285	$5,648,975,050

Changes in Shares Outstanding:
Shares sold	230,000	1,070,000	6,650,000	5,770,000
Shares repurchased	(400,000)	(1,180,000)	(4,250,000)	(2,960,000)
Shares outstanding, beginning of year	1,000,000	1,110,000	35,220,000	32,410,000

Shares outstanding, end of year	830,000	1,000,000	37,620,000	35,220,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
2023	2022

$28,253,720	$19,557,050
63,707,584	220,230,506
(130,802,222)	(350,991,411)

(38,840,918)	(111,203,855)

(26,785,262)	(20,080,760)

698,742,061	584,200,712
(500,211,412)	(607,192,187)

198,530,649	(22,991,475)

132,904,469	(154,276,090)

1,795,292,643	1,949,568,733

$1,928,197,112	$1,795,292,643

4,410,000	3,230,000
(3,120,000)	(3,270,000)
10,750,000	10,790,000

12,040,000	10,750,000

41

Financial Highlights

Invesco Dynamic Market ETF (PWC)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$105.40	$122.35	$82.74	$98.73	$96.96

Net investment income(a)	1.31	0.77	0.75	1.15	0.90
Net realized and unrealized gain (loss) on investments	3.90	(16.84)	39.76	(15.99)	1.99

Total from investment operations	5.21	(16.07)	40.51	(14.84)	2.89

Distributions to shareholders from:
Net investment income	(1.50)	(0.88)	(0.90)	(1.15)	(1.12)

Net asset value at end of year	$109.11	$105.40	$122.35	$82.74	$98.73

Market price at end of year(b)	$109.09	$105.30	$122.40	$81.40	$98.63

Net Asset Value Total Return(c)	5.09%	(13.20)%	49.27%	(15.04)%	3.00%
Market Price Total Return(c)	5.16%	(13.32)%	51.78%	(16.32)%	2.89%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$90,565	$105,401	$135,810	$115,831	$157,975
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.58%	0.59%
Expenses, prior to Waivers	0.63%	0.60%	0.62%	0.58%	0.59%
Net investment income	1.25%	0.64%	0.75%	1.22%	0.91%
Portfolio turnover rate(d)	233%	228%	321%	313%	240%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco FTSE RAFI US 1000 ETF (PRF)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$160.39	$157.69	$104.17	$117.81	$111.04

Net investment income(a)	3.19	2.91	2.43	2.60	2.40
Net realized and unrealized gain (loss) on investments	(1.60)	2.58	53.64	(13.40)	6.72

Total from investment operations	1.59	5.49	56.07	(10.80)	9.12

Distributions to shareholders from:
Net investment income	(3.22)	(2.79)	(2.55)	(2.84)	(2.35)

Net asset value at end of year	$158.76	$160.39	$157.69	$104.17	$117.81

Market price at end of year(b)	$158.70	$160.32	$157.68	$104.31	$117.82

Net Asset Value Total Return(c)	1.11%	3.45%	54.54%	(9.18)%	8.40%
Market Price Total Return(c)	1.12%	3.41%	54.32%	(9.06)%	8.32%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$5,972,381	$5,648,975	$5,110,669	$4,010,580	$5,590,025
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.39%	0.39%	0.40%	0.39%	0.40%
Net investment income	2.05%	1.76%	1.94%	2.24%	2.13%
Portfolio turnover rate(d)	9%	10%	11%	8%	10%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights–(continued)

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$167.00	$180.68	$103.08	$132.17	$130.30

Net investment income(a)	2.33	1.86	1.18	1.48	1.76
Net realized and unrealized gain (loss) on investments	(7.00)	(13.62)	77.79	(28.58)	1.75

Total from investment operations	(4.67)	(11.76)	78.97	(27.10)	3.51

Distributions to shareholders from:
Net investment income	(2.18)	(1.92)	(1.37)	(1.99)	(1.64)

Net asset value at end of year	$160.15	$167.00	$180.68	$103.08	$132.17

Market price at end of year(b)	$160.06	$166.99	$180.64	$103.16	$132.22

Net Asset Value Total Return(c)	(2.77)%	(6.60)%	77.05%	(20.65)%	2.75%
Market Price Total Return(c)	(2.83)%	(6.59)%	76.88%	(20.62)%	2.60%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,928,197	$1,795,293	$1,949,569	$1,437,974	$2,094,831
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.43%	1.01%	0.87%	1.20%	1.33%
Portfolio turnover rate(d)	27%	28%	25%	21%	24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Dynamic Market ETF (PWC)	“Dynamic Market ETF”

Invesco FTSE RAFI US 1000 ETF (PRF)	“FTSE RAFI US 1000 ETF”

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)	“FTSE RAFI US 1500 Small-Mid ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Shares of Dynamic Market ETF and FTSE RAFI US 1000 ETF are listed and traded on NYSE Arca, Inc., and Shares of FTSE RAFI US 1500 Small-Mid ETF are listed and traded on The Nasdaq Stock Market LLC.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Market ETF	Dynamic Market Intellidex® Index

FTSE RAFI US 1000 ETF	FTSE RAFITM US 1000 Index

FTSE RAFI US 1500 Small-Mid ETF	FTSE RAFITM US Mid Small 1500 Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller,

44

odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

45

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects

46

of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount
Dynamic Market ETF	$13,946

FTSE RAFI US 1000 ETF	39,927

FTSE RAFI US 1500 Small-Mid ETF	139,341

J.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares

47

may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

48

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, Dynamic Market ETF accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets, and each of FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund. For the FTSE RAFI US 1000 ETF and the FTSE RAFI US 1500 Small-Mid ETF, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each Fund from exceeding 0.39% of the Fund’s average daily net assets per year (an “Expense Cap”), through at least August 31, 2025. For Dynamic Market ETF, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of the Fund from exceeding 0.60% of the Fund’s average daily net assets per year (an “Expense Cap”), through at least August 31, 2025. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2025. During its term, the Expense Agreement cannot be terminated or amended to increase a Fund’s Expense Cap without approval of the Board of Trustees.

Further, through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2023, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Market ETF	$30,545

FTSE RAFI US 1000 ETF	294,108

FTSE RAFI US 1500 Small-Mid ETF	234,038

For FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF, the fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. For Dynamic Market ETF, the expenses borne by the Adviser are not subject to recapture.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2023 are as follows:

	Total
	Potential	Potential Recapture Amounts Expiring
	Recapture
	Amounts	4/30/24	4/30/25	4/30/26
FTSE RAFI US 1000 ETF	$665,816	$389,323	$ 65,117	$211,376

FTSE RAFI US 1500 Small-Mid ETF	515,455	181,732	120,438	213,285

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Dynamic Market ETF	ICE Data Indices, LLC

FTSE RAFI US 1000 ETF	FTSE International Limited and Research Affiliates LLC

FTSE RAFI US 1500 Small-Mid ETF	FTSE International Limited and Research Affiliates LLC

49

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Dynamic Market ETF	$ 54,801

FTSE RAFI US 1000 ETF	125,962

FTSE RAFI US 1500 Small-Mid ETF	156,035

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.

Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Dynamic Market ETF

Investments in Securities

Common Stocks & Other Equity Interests	$90,578,711	$-	$-	$90,578,711

Money Market Funds	62,302	14,093,638	-	14,155,940

Total Investments	$90,641,013	$14,093,638	$-	$104,734,651

FTSE RAFI US 1000 ETF

Investments in Securities

Common Stocks & Other Equity Interests	$5,968,949,461	$-	$-	$5,968,949,461

Money Market Funds	152,574	301,543,445	-	301,696,019

Total Investments	$5,969,102,035	$301,543,445	$-	$6,270,645,480

FTSE RAFI US 1500 Small-Mid ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,926,005,304	$-	$850,805	$1,926,856,109

Closed-End Funds	944,152	-	-	944,152

Money Market Funds	2,412,621	563,573,125	-	565,985,746

Total Investments	$1,929,362,077	$563,573,125	$850,805	$2,493,786,007

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NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2023 and 2022:

	2023	2022
	Ordinary Income*	Ordinary Income*

Dynamic Market ETF	$1,393,641	$923,364

FTSE RAFI US 1000 ETF	121,245,950	93,773,617

FTSE RAFI US 1500 Small-Mid ETF	26,785,262	20,080,760

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Dynamic Market ETF	$3,197	$(81,259)	$2,593,993	$(171,515,559)	$259,564,294	$90,564,666

FTSE RAFI US 1000 ETF	4,144,075	(369,298)	769,614,754	(338,022,900)	5,537,014,654	5,972,381,285

FTSE RAFI US 1500 Small-Mid ETF	2,184,843	(141,531)	(208,610,151)	(384,915,457)	2,519,679,408	1,928,197,112

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Dynamic Market ETF	$170,438,732	$1,076,827	$171,515,559

FTSE RAFI US 1000 ETF	34,024,027	303,998,873	338,022,900

FTSE RAFI US 1500 Small-Mid ETF	87,603,934	297,311,523	384,915,457

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended April 30, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Dynamic Market ETF	$232,075,792	$231,321,844

FTSE RAFI US 1000 ETF	551,170,781	544,635,211

FTSE RAFI US 1500 Small-Mid ETF	545,309,368	538,024,119

For the fiscal year ended April 30, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

Dynamic Market ETF	$24,563,356	$42,588,698

FTSE RAFI US 1000 ETF	1,003,729,557	629,202,159

FTSE RAFI US 1500 Small-Mid ETF	696,139,953	497,095,445

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

51

As of April 30, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

Dynamic Market ETF	$7,303,793	$(4,709,800)	$2,593,993	$102,140,658

FTSE RAFI US 1000 ETF	1,230,610,649	(460,995,895)	769,614,754	5,501,030,726

FTSE RAFI US 1500 Small-Mid ETF	192,022,582	(400,632,733)	(208,610,151)	2,702,396,158

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Dynamic Market ETF	$ 7,006	$ (4,572,794)	$ 4,565,788

FTSE RAFI US 1000 ETF	47,644	(234,320,974)	234,273,330

FTSE RAFI US 1500 Small-Mid ETF	51,751	(157,132,947)	157,081,196

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 10–Subsequent Event

On June 22, 2023, the Board approved changes to Invesco Dynamic Market ETF’s name, ticker symbol, investment objective, underlying index and principal investment strategy. The Board also approved a reduction in the annual advisory fee of the Fund, as well as a change in the advisory fee structure. The Fund’s name will change to Invesco Bloomberg MVP Multi-factor ETF, and its ticker symbol will change to BMVP. The Fund’s underlying index will change to Bloomberg MVP Index (the “New Underlying Index”), the investment objective will change to track the investment results (before fees and expenses) of the New Underlying Index, and the principal investment strategy will change to generally invest at least 90% of the Fund’s total assets in the components of the New Underlying Index. The Fund’s annual advisory fee will be reduced to 0.29% of the Fund’s average daily

52

net assets and will become a unitary fee. Out of the Fund’s unitary advisory fee, the Adviser will pay substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). These changes will be effective after the close of markets on August 25, 2023.

53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Market ETF, Invesco FTSE RAFI US 1000 ETF and Invesco FTSE RAFI US 1500 Small-Mid ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Market ETF, Invesco FTSE RAFI US 1000 ETF and Invesco FTSE RAFI US 1500 Small-Mid ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023, and each of the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopersLLP

Chicago, Illinois

June 26, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

54

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Dynamic Market ETF (PWC)

Actual	$1,000.00	$1,031.30	0.62%	$3.12

Hypothetical (5% return before expenses)	1,000.00	1,021.72	0.62	3.11

Invesco FTSE RAFI US 1000 ETF (PRF)

Actual	1,000.00	1,038.30	0.39	1.97

Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

Actual	1,000.00	987.20	0.39	1.92

Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

55

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco Dynamic Market ETF	0%	100%	100%	0%	0%

Invesco FTSE RAFI US 1000 ETF	0%	100%	100%	0%	0%

Invesco FTSE RAFI US 1500 Small-Mid ETF	13%	86%	78%	0%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

56

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	216	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	216	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	216	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	216	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	216	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	216	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	216	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	216	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	216	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	216	None

*	These are the dates the Interested Trustee began serving the Trust in her current positions. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

65

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

66

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

67

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF	Invesco Dynamic Semiconductors ETF

Invesco BuyBack AchieversTM ETF	Invesco Dynamic Software ETF

Invesco Dividend AchieversTM ETF	Invesco Financial Preferred ETF

Invesco DWA Basic Materials Momentum ETF	Invesco FTSE RAFI US 1000 ETF

Invesco DWA Consumer Cyclicals Momentum ETF	Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco DWA Consumer Staples Momentum ETF	Invesco Global Listed Private Equity ETF

Invesco DWA Energy Momentum ETF	Invesco Golden Dragon China ETF

Invesco DWA Financial Momentum ETF	Invesco High Yield Equity Dividend AchieversTM ETF

Invesco DWA Healthcare Momentum ETF	Invesco International Dividend AchieversTM ETF

Invesco DWA Industrials Momentum ETF	Invesco MSCI Sustainable Future ETF

Invesco DWA Momentum ETF	Invesco S&P 100 Equal Weight ETF

Invesco DWA Technology Momentum ETF	Invesco S&P 500 GARP ETF

Invesco DWA Utilities Momentum ETF	Invesco S&P 500® Quality ETF

Invesco Dynamic Biotechnology & Genome ETF	Invesco S&P 500 Value with Momentum ETF

Invesco Dynamic Building & Construction ETF	Invesco S&P MidCap Momentum ETF

Invesco Dynamic Energy Exploration & Production ETF	Invesco S&P MidCap Quality ETF

Invesco Dynamic Food & Beverage ETF	Invesco S&P MidCap Value with Momentum ETF

Invesco Dynamic Large Cap Growth ETF	Invesco S&P SmallCap Momentum ETF

Invesco Dynamic Large Cap Value ETF	Invesco S&P SmallCap Value with Momentum ETF

Invesco Dynamic Leisure and Entertainment ETF	Invesco S&P Spin-Off ETF

Invesco Dynamic Market ETF	Invesco Water Resources ETF

Invesco Dynamic Media ETF	Invesco WilderHill Clean Energy ETF

Invesco Dynamic Networking ETF	Invesco Zacks Mid-Cap ETF

Invesco Dynamic Oil & Gas Services ETF	Invesco Zacks Multi-Asset Income ETF

Invesco Dynamic Pharmaceuticals ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration

68

Approval of Investment Advisory Contracts–(continued)

statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2025, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF,

69

Approval of Investment Advisory Contracts–(continued)

Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco DWA Basic Materials Momentum ETF	X		X

Invesco DWA Consumer Cyclicals Momentum ETF	X		X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF			X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF			X

Invesco Dynamic Leisure and Entertainment ETF	X		X

Invesco Dynamic Market ETF			X

Invesco Dynamic Media ETF	X		X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF			X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF	X	N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF			X

Invesco International Dividend AchieversTM ETF	X		X

70

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF		X	X

Invesco DWA Basic Materials Momentum ETF			X

Invesco DWA Consumer Cyclicals Momentum ETF			X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF		X	X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF			X

Invesco Dynamic Leisure and Entertainment ETF			X

Invesco Dynamic Market ETF			X

71

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Dynamic Media ETF			X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF			X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF		N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF		X	X

Invesco International Dividend AchieversTM ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF’s, Invesco Dynamic Oil & Gas ETF’s, Invesco S&P Spin-Off ETF’s, Invesco Global Listed Private Equity ETF’s, Invesco Zacks Mid-Cap ETF’s and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco FTSE RAFI US 1000 ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

72

Approval of Investment Advisory Contracts–(continued)

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

73

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2023

PKW    Invesco BuyBack AchieversTM ETF

PFM     Invesco Dividend AchieversTM ETF

DJD     Invesco Dow Jones Industrial Average Dividend ETF

PGF     Invesco Financial Preferred ETF

PEY     Invesco High Yield Equity Dividend AchieversTM ETF

PID     Invesco International Dividend AchieversTM ETF

2

The Market Environment

Domestic Equity

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of the second quarter of 2022 amid substantial inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the Consumer Price Index (CPI) rose 8.6% for the 12 months ended May 2022.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the US Federal Reserve (the Fed) raised the benchmark federal funds rate three more times by 0.50% in May, by 0.75% in June and another 0.75% in July, which represented the largest series of increases in nearly 30 years.3 US equity markets rose in July and August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming, which sparked sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data showed inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target benchmark federal funds rate by 0.75% in November and by 0.50% in December.3

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the likelihood of a recession and the risk of a deeper recession than initially anticipated. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread to other sectors sent investors to safe haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the benchmark federal funds rate by just 0.25% in February and March 2023, a slower pace than in 2022.3 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil. Markets stabilized in April due to milder inflation data and better-than-expected corporate earnings. For the 12 months ending

March 31, 2023, the CPI came in at 5%, the smallest 12-month increase since the period ending May 2021.1 The March month-over-month CPI rose by 0.1%, a decline from an increase of 0.4% in February.1 The labor market remained tight and the unemployment rate held at a historically low 3.5%.2 As corporate earnings season got underway, a number of companies, including some big tech names provided optimistic future guidance.

In this environment, US stocks for the fiscal year ended April 30, 2023, had returns of 2.66%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Global Equity

Global equity markets declined at the beginning of the fiscal year as record inflation, rising interest rates, recession fears and Russia’s invasion of Ukraine led to generally weaker consumer sentiment around the globe. To tame inflation, Western central banks raised interest rates, which was in contrast to some central banks in the East, that lowered their policy rate or kept rates the same. Inflation headwinds continued into the third quarter of 2022, with several central banks continuing to raise interest rates to combat inflation.

Global equity markets posted gains for the fourth quarter of 2022, after better inflation data sparked a rally in October and November. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023, as inflation remained above target levels. International stocks outperformed US stocks, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter, driven by China, which eased its zero-COVID-19 policy and started to reopen.

For the first quarter of 2023, global equity markets managed to deliver gains despite volatility and a banking crisis. January’s rally gave way to mixed global equity results in February, as inflation appeared more persistent than expected, boosting expectations that interest rates may stay higher for longer. The quarter’s largest shock came in March as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Credit Suisse, led to a selloff in US and European financial stocks. Amid the banking turmoil, some global central banks continued to raise interest rates to fight inflation. Though they lagged international developed market equities, emerging market equities also delivered gains for the quarter.

In April 2023, developed market equities posted a modest gain supported by positive economic data, while emerging market equities declined for the month. Within emerging markets, the Chinese equity market was negatively affected by renewed geopolitical tensions between the US and China. For the fiscal year ended April 30, 2023, developed market equities posted a positive return, outperforming emerging market equities, which ended the period in negative territory.

3

PKW	Management’s Discussion of Fund Performance
Invesco BuyBack AchieversTM ETF (PKW)

As an index fund, the Invesco BuyBack AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ US BuyBack AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes U.S. exchange-listed common stocks in the Index pursuant to a proprietary selection methodology that identifies a universe of “BuyBack AchieversTM”. To qualify for the universe of “BuyBack AchieversTM,” an issuer must have effected a net reduction in shares outstanding of 5% or more in the past 12 months. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 3.48%. On a net asset value (“NAV”) basis, the Fund returned 3.45%. During the same time period, the Index returned 3.99%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 2.66%.

For the fiscal year ended April 30, 2023, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and health care sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the real estate and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Marathon Petroleum Corp., an energy company (portfolio average weight of 2.84%) and Oracle Corp., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included ConocoPhillips, an energy company (portfolio average weight of 1.02%) and Charter Communications Inc., Class A, a communication services company (portfolio average weight of 3.37%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Consumer Discretionary	23.98
Financials	21.29
Health Care	15.57
Energy	9.15
Communication Services	7.99
Information Technology	6.86
Industrials	6.44
Materials	5.92
Sector Types Each Less Than 3%	2.74
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Comcast Corp., Class A	5.39
Morgan Stanley	4.92
Amgen, Inc.	4.17
ConocoPhillips	4.08
Lowe’s Cos., Inc.	4.03
Booking Holdings, Inc.	3.29
HCA Healthcare, Inc.	2.59
Cigna Group (The)	2.45
O’Reilly Automotive, Inc.	1.84
Charter Communications, Inc., Class A	1.83
Total	34.59

*	Excluding money market fund holdings.

4

Invesco BuyBack AchieversTM ETF (PKW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
								Average Annualized	Cumulative
Nasdaq US BuyBack Achievers™ Index	3.99%	18.74%	67.43%	10.80%	67.02%	11.59%	199.31%	9.77%	359.63%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	8.96	307.17
Fund
NAV Return	3.45	18.04	64.45	10.16	62.25	10.91	181.61	9.04	312.31
Market Price Return	3.48	18.02	64.37	10.16	62.19	10.90	181.52	9.03	311.67

Fund Inception: December 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

PFM	Management’s Discussion of Fund Performance
Invesco Dividend AchieversTM ETF (PFM)

As an index fund, the Invesco Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ US Broad Dividend AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes U.S. exchange-listed common stocks in the Index pursuant to a proprietary selection methodology that identifies a universe of “Dividend AchieversTM.” To qualify for the universe of “Dividend AchieversTM,” an issuer must have increased its annual regular cash dividend payments for at least each of its last ten consecutive calendar or fiscal years. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 3.56%. On a net asset value (“NAV”) basis, the Fund returned 3.64%. During the same time period, the Index returned 4.17%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the Russell 3000® Value Index returned 0.67%.

For the fiscal year ended April 30, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the energy and consumer discretionary sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the consumer staples and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Exxon Mobil Corp., an energy company (portfolio average weight of 2.69%) and Microsoft Corp., an information technology company (portfolio average weight of 3.96%). Positions that detracted most significantly from the Fund’s return during this period included Pfizer, Inc., a health care company (portfolio average weight of 1.67%) and Target Corp., a consumer staples company (portfolio average weight of 0.48%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Information Technology	19.79
Financials	16.59
Health Care	14.93
Consumer Staples	13.52
Industrials	11.89
Consumer Discretionary	6.29
Energy	5.26
Utilities	4.85
Sector Types Each Less Than 3%	6.82
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Microsoft Corp.	4.77
Apple, Inc.	4.46
Exxon Mobil Corp.	2.76
UnitedHealth Group, Inc.	2.63
Johnson & Johnson	2.44
Walmart, Inc.	2.33
JPMorgan Chase & Co.	2.33
Visa, Inc., Class A	2.17
Procter & Gamble Co. (The)	2.11
Mastercard, Inc., Class A	2.06
Total	28.06

*	Excluding money market fund holdings.

6

Invesco Dividend AchieversTM ETF (PFM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
								Average Annualized	Cumulative
Nasdaq US Broad Dividend Achievers™ Index	4.17%	13.83%	47.51%	11.01%	68.60%	10.26%	165.51%	8.28%	306.28%
Russell 3000® Value Index	0.67	14.46	49.94	7.48	43.45	8.98	136.35	7.27	244.46
Fund
NAV Return	3.64	13.24	45.22	10.47	64.50	9.68	151.99	7.67	267.59
Market Price Return	3.56	13.18	44.97	10.44	64.33	9.69	152.05	7.66	267.50

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.52%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

DJD	Management’s Discussion of Fund Performance
Invesco Dow Jones Industrial Average Dividend ETF (DJD)

As an index fund, the Invesco Dow Jones Industrial Average Dividend ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dow Jones Industrial Average Yield Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

The Index is designed to provide exposure to dividend-paying equity securities of companies included in the Dow Jones Industrial AverageTM (the “Benchmark Index”), which is a price- weighted index of 30 U.S. companies that meet certain size, listing and liquidity requirements. The Index includes all constituents of the Benchmark Index that pay dividends. The Index is calculated using a yield-weighted methodology that weights all dividend- paying constituents of the Benchmark Index by their indicated annual dividend yield. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 0.39%. On a net asset value (“NAV”) basis, the Fund returned 0.37%. During the same time period, the Index returned 0.40%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 5.64%. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the consumer discretionary sector during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection within the information technology and industrials sectors.

For the fiscal year ended April 30, 2023, the health care sector contributed most significantly to the Fund’s return, followed by the financials and consumer discretionary sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the industrials and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Merck & Co., Inc., a health care company (portfolio average weight of 5.11%) and JPMorgan Chase & Co., a financials company (portfolio average weight of 4.23%). Positions that detracted most significantly from the Fund’s return during this period included 3M Co., an industrials company (portfolio average weight of 5.88%) and Dow, Inc., a materials company (portfolio average weight of 6.70%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Consumer Staples	17.17
Information Technology	15.63
Health Care	14.22
Financials	12.35
Industrials	12.18
Communication Services	8.81
Consumer Discretionary	8.40
Materials	6.12
Energy	4.91
Money Market Funds Plus Other Assets Less Liabilities	0.21

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Verizon Communications, Inc.	8.81
Walgreens Boots Alliance, Inc.	7.09
3M Co.	7.04
International Business Machines Corp.	6.37
Dow, Inc.	6.12
Chevron Corp.	4.91
Amgen, Inc.	4.79
Coca-Cola Co. (The)	4.15
Johnson & Johnson	3.95
Cisco Systems, Inc.	3.88
Total	57.11

*	Excluding money market fund holdings.

8

Invesco Dow Jones Industrial Average Dividend ETF (DJD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2023

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
						Average Annualized	Cumulative
Dow Jones Industrial Average Yield Weighted Index	0.40%	13.27%	45.32%	8.99%	53.77%	11.08%	116.96%
Dow Jones Industrial Average TM	5.64	14.19	48.90	9.49	57.37	11.75	126.84
Fund
NAV Return	0.37	13.19	45.01	8.95	53.50	10.92	114.71
Market Price Return	0.39	13.14	44.83	8.93	53.36	10.92	114.70

Guggenheim Dow Jones Industrial Average Dividend ETF (Predecessor Fund) Inception: December 16, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

PGF	Management’s Discussion of Fund Performance
Invesco Financial Preferred ETF (PGF)

As an index fund, the Invesco Financial Preferred ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

ICE Data Indices, LLC (the “Index Provider”) compiles and calculates the Index, a market capitalization weighted index designed to track the performance of exchange-listed, fixed rate U.S. dollar denominated preferred securities, and securities that the Index Provider believes are functionally equivalent to preferred securities, issued in the U.S. domestic market by financial companies. The Index Provider considers financial companies to be banking, brokerage, finance, investment and insurance companies. Securities that qualify for the Index must be listed on either The Nasdaq Stock Market or the New York Stock Exchange as their primary listing exchange. The Index only includes securities with no final maturity date (i.e., perpetuals) and whose payments are “qualified dividend income” under the U.S. tax code. Further, the Index only includes securities that are rated at least B3 by Moody’s Investors Service or B- by S&P Global Ratings, that have a minimum amount outstanding of $250 million, and that meet other minimum liquidity, trading volume and other requirements, as determined by the Index Provider. The Index may include securities of large-, mid- and small-capitalization companies.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 0.92%. On a net asset value (“NAV”) basis, the Fund returned 0.46%. During the same time period, the Index returned 0.72%. The Fund’s performance, on a NAV basis, differed from the return of the Index due to fees and expenses that the Fund incurred during the period, which were partially offset by positive effects of the Fund’s sampling methodology.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned (0.17)%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 240 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. preferred stock market.

The performance of the Fund differed from the Benchmark Index primarily because the Fund seeks to track an Index that employs a methodology that focuses on financials sector preferred securities, whereas the Benchmark Index includes preferred stocks from across the U.S. preferred stock market, including convertible preferred stocks. As such, the Fund had an overweight allocation to the financials sector compared to the Benchmark Index.

Relative to the Benchmark Index, the majority of the Fund’s outperformance during the period can be primarily attributed to the Fund’s underweight allocation to convertible preferred securities.

For the fiscal year ended April 30, 2023, the capital markets, financial services and insurance industries contributed most significantly to the Fund’s performance. The banks industry detracted most significantly from the Fund’s return, followed by the trading companies & distributors industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included JPMorgan Chase & Co, Series MM, Pfd., 4.20% a banking company (portfolio average weight of 2.23%) and JPMorgan Chase & Co, Series LL, Pfd., 4.625%, a banking company (portfolio average weight of 2.21%). The positions that detracted most significantly from the Fund’s return during this period were Signature Bank, Series A, Pfd., 5.00%, a banking company (no longer held by end of fiscal year) and First Republic Bank, Series N, Pfd., 4.50%, a banking company (no longer held by end of fiscal year).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Banks	54.78
Insurance	18.24
Capital Markets	17.35
Consumer Finance	5.10
Industry Types Each Less Than 3%	3.04
Money Market Funds Plus Other Assets Less Liabilities	1.49
Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
JPMorgan Chase & Co., Series EE, Pfd., 6.00%,	2.76
JPMorgan Chase & Co., Series DD, Pfd., 5.75%,	2.50
Wells Fargo & Co., Series Q, Pfd., 5.85%,	2.44
Wells Fargo & Co., Series Z, Pfd., 4.75%,	2.37
JPMorgan Chase & Co., Series MM, Pfd., 4.20%,	2.36
Citigroup, Inc., Series K, Pfd., 6.88%,	2.35
JPMorgan Chase & Co., Series LL, Pfd., 4.63%,	2.32
Bank of America Corp., Series GG, Pfd., 6.00%,	1.95
Bank of America Corp., Series KK, Pfd., 5.38%,	1.91
JPMorgan Chase & Co., Series JJ, Pfd., 4.55%,	1.88
Total	22.84

*	Excluding money market fund holdings.

10

Invesco Financial Preferred ETF (PGF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
								Average Annualized	Cumulative
Blended–ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index	0.72%	(1.10)%	(3.26)%	1.32%	6.79%	3.54%	41.66%	3.90%	87.43%
S&P U.S. Preferred Stock Index	(0.17)	1.82	5.55	2.50	13.15	3.65	43.11	4.05	91.80
Fund
NAV Return	0.46	(1.45)	(4.29)	1.00	5.08	3.24	37.58	3.22	68.14
Market Price Return	0.92	(1.46)	(4.33)	1.02	5.21	3.23	37.45	3.17	66.98

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended–ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index is comprised of the performance of the Wells Fargo Hybrid and Preferred Securities Financial Index from Fund Inception through the conversion date, June 30, 2021, followed by the performance of the Index starting from the conversion date through April 30, 2023.

11

PEY	Management’s Discussion of Fund Performance
Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

As an index fund, the Invesco High Yield Equity Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ US Dividend AchieversTM 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index that have a consistent record of dividend increases, principally on the basis of dividend yield and consistent growth in dividends. The Underlying Index is composed of the 50 issuers with the highest modified dividend yield chosen from the NASDAQ US Broad Dividend AchieversTM Index. To qualify for inclusion in the Index, an issuer must have, among other things, increased its annual regular cash dividend payments for at least each of its last ten consecutive calendar or fiscal years, and must have a minimum market capitalization of $1 billion. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (0.96)%. On a net asset value (“NAV”) basis, the Fund returned (0.81)%. During the same time period, the Index returned (0.36)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the Dow Jones U.S. Select Dividend Index returned (0.84)%.

For the fiscal year ended April 30, 2023, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the multi-utilities and electric utilities industries, respectively. The textiles apparel & luxury goods industry detracted most significantly from the Fund’s return, followed by the wireless telecommunication services and commercial services & supplies industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Cardinal Health Inc., a health care providers & services company (no longer held at fiscal year-end) and Unum Group, an insurance company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included V.F. Corp., a textiles apparel & luxury goods company (portfolio average weight of 2.09%) and Telephone and Data Systems, Inc., a wireless telecommunication services company (portfolio average weight of 2.36%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Electric Utilities	14.73
Banks	10.09
Tobacco	9.12
Multi-Utilities	6.00
Diversified Telecommunication Services	5.66
Insurance	5.40
Household Durables	4.45
Chemicals	3.79
Capital Markets	3.57
Gas Utilities	3.47
Textiles, Apparel & Luxury Goods	3.47
Oil, Gas & Consumable Fuels	3.38
Industry Types Each Less Than 3%	26.82
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Altria Group, Inc.	3.66
VF Corp.	3.47
Universal Corp.	3.05
Verizon Communications, Inc.	3.01
Cogent Communications Holdings, Inc.	2.65
Kennedy-Wilson Holdings, Inc.	2.61
3M Co.	2.47
Walgreens Boots Alliance, Inc.	2.42
Philip Morris International, Inc.	2.41
Whirlpool Corp.	2.32
Total	28.07

*	Excluding money market fund holdings.

12

Invesco High Yield Equity Dividend AchieversTM ETF (PEY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
								Average Annualized	Cumulative
Nasdaq US Dividend Achievers™ 50 Index	(0.36)%	17.53%	62.33%	8.14%	47.88%	11.14%	187.58%	6.36%	210.90%
Dow Jones U.S. Select Dividend Index	(0.84)	17.98	64.24	8.33	49.20	10.16	163.05	8.07	317.12
Fund
NAV Return	(0.81)	16.91	59.81	7.59	44.20	10.58	173.44	5.87	185.48
Market Price Return	(0.96)	16.81	59.40	7.58	44.12	10.59	173.57	5.87	185.52

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.52%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

13

PID	Management’s Discussion of Fund Performance
Invesco International Dividend AchieversTM ETF (PID)

As an index fund, the Invesco International Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ International Dividend AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes dividend- paying common stocks and other securities in the Index pursuant to a proprietary selection methodology that identifies companies that have increased their aggregate annual regular cash dividend payments consistently for at least each of the last five consecutive calendar years. The Index is composed of Global Depositary Receipts (“GDRs”) that are listed on the London Stock Exchange or the London International Exchange, American Depository Receipts (“ADRs”), non-U.S. common or ordinary stocks, limited partnership interests and shares of limited liability companies traded on the New York Stock Exchange, The Nasdaq Stock Market, Cboe Exchange or NYSE American. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 2.68%. On a net asset value (“NAV”) basis, the Fund returned 2.68%. During the same time period, the Index returned 2.43%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, exceeded the return of the Index as the fees and expenses that the Fund incurred during the period were entirely offset by securities lending income and preferential dividend tax rates obtained by the Fund relative to the Index. During this same time period, the MSCI EAFE® Index (Net) returned 8.42%.

For the fiscal year ended April 30, 2023, the health care sector contributed most significantly to the Fund’s return, followed by the materials and industrials sectors, respectively. The utilities sector detracted most significantly from the Fund’s return, followed by the financials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2023, included Sumitomo Mitsui Financial Group Inc., Sponsored ADR, a financials company (portfolio average weight of 3.38%) and Restaurant Brands International Inc., a consumer discretionary company (portfolio average weight of 2.75%). Positions that detracted most significantly from the Fund’s return during this period included Banco Santander (Brasil) S.A., Sponsored ADR, a financials company (no longer held at fiscal year-end) and Algonquin Power & Utilities Corp., a utilities company (portfolio average weight of 3.50%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Utilities	22.30
Financials	14.71
Energy	12.97
Health Care	10.23
Materials	10.01
Communication Services	9.43
Information Technology	7.39
Industrials	5.85
Consumer Discretionary	5.06
Sector Types Each Less Than 3%	2.00
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Algonquin Power & Utilities Corp.	4.24
BCE, Inc.	4.13
Brookfield Renewable Partners L.P.	4.05
Enbridge, Inc.	4.03
TC Energy Corp.	3.97
National Grid PLC, ADR	3.89
TELUS Corp.	3.84
Atlantica Sustainable Infrastructure PLC	3.67
Rio Tinto PLC, ADR	3.49
Canadian Imperial Bank of Commerce	3.48
Total	38.79

*	Excluding money market fund holdings.

14

Invesco International Dividend AchieversTM ETF (PID) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
								Average Annualized	Cumulative
Blended–Nasdaq International Dividend Achievers™ Index (Net)	2.43%	18.69%	67.20%	6.75%	38.62%	4.44%	54.45%	5.05%	138.46%
MSCI EAFE® Index (Net)	8.42	11.68	39.31	3.63	19.53	4.76	59.18	4.48	116.67
Fund
NAV Return	2.68	18.69	67.19	6.69	38.26	4.27	51.95	4.62	121.71
Market Price Return	2.68	18.89	68.06	6.73	38.51	4.26	51.75	4.63	121.93

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.53%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-NASDAQ International Dividend Achievers™ Index (Net) is comprised of gross total returns of the Index from Fund inception through the conversion date, March 9, 2015, and net returns of the Index starting at the conversion date through April 30, 2023.

-	Net returns reflect invested dividends net of withholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

15

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

16

Invesco BuyBack AchieversTM ETF (PKW)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-7.99%
Charter Communications, Inc., Class A(b)(c)	47,765	$17,610,956
Comcast Corp., Class A	1,253,387	51,852,620
Cumulus Media, Inc., Class A(b)(c)	5,425	19,069
Liberty Broadband Corp., Class C(b)	39,426	3,342,536
Liberty Latin America Ltd., Class C(b)	53,569	475,693
Nexstar Media Group, Inc., Class A(c)	11,505	1,995,542
Outbrain, Inc.(b)(c)	16,168	61,923
Playtika Holding Corp.(b)	114,294	1,142,940
Sinclair Broadcast Group, Inc., Class A(c)	14,037	279,196
TrueCar, Inc.(b)	27,067	69,562

		76,850,037

Consumer Discretionary-23.98%
Abercrombie & Fitch Co., Class A(b)(c)	15,401	362,540
Academy Sports & Outdoors, Inc.(c)	23,979	1,523,146
Accel Entertainment, Inc.(b)	26,852	237,640
Adtalem Global Education, Inc.(b)(c)	14,222	576,986
AutoNation, Inc.(b)	14,674	1,932,566
AutoZone, Inc.(b)	5,757	15,332,676
Bally’s Corp.(b)(c)	14,506	249,503
Bassett Furniture Industries, Inc.	2,795	40,108
Bath & Body Works, Inc.	71,582	2,512,528
Best Buy Co., Inc.	68,227	5,084,276
Big Lots, Inc.(c)	8,885	79,876
Bluegreen Vacations Holding Corp.	4,185	120,486
Booking Holdings, Inc.(b)	11,780	31,644,732
Boyd Gaming Corp.	32,009	2,221,425
Brunswick Corp.(c)	22,249	1,886,493
Build-A-Bear Workshop, Inc.	4,533	105,166
Caleres, Inc.(c)	10,913	248,816
Capri Holdings Ltd.(b)(c)	39,335	1,632,402
Carriage Services, Inc.	4,521	129,798
Carter’s, Inc.(c)	11,714	817,286
Cato Corp. (The), Class A	5,896	48,642
Century Communities, Inc.(c)	9,942	669,494
Chegg, Inc.(b)(c)	39,598	711,972
Children’s Place, Inc. (The)(b)(c)	3,787	112,247
Chuy’s Holdings, Inc.(b)(c)	5,519	192,503
Conn’s, Inc.(b)(c)	7,311	34,947
Cracker Barrel Old Country Store, Inc.(c)	6,931	735,795
Darden Restaurants, Inc.(c)	38,082	5,785,798
Denny’s Corp.(b)(c)	17,542	196,646
Designer Brands, Inc., Class A(c)	17,193	140,811
Dillard’s, Inc., Class A(c)	4,091	1,220,713
Dine Brands Global, Inc.(c)	4,842	314,391
eBay, Inc.(c)	167,991	7,799,822
Foot Locker, Inc.(c)	29,234	1,227,536
Franchise Group, Inc.(c)	10,928	319,644
Genesco, Inc.(b)(c)	3,902	135,243
Grand Canyon Education, Inc.(b)	9,712	1,152,814
Green Brick Partners, Inc.(b)	14,404	536,837
Group 1 Automotive, Inc.(c)	4,414	990,855
Guess?, Inc.(c)	17,154	323,353
H&R Block, Inc.(c)	47,696	1,617,371
Haverty Furniture Cos., Inc.(c)	4,571	137,770
Hibbett, Inc.(c)	3,895	211,615
Hooker Furnishings Corp.(c)	3,489	55,161

	Shares	Value
Consumer Discretionary-(continued)
Kohl’s Corp.(c)	34,652	$763,384
Laureate Education, Inc., Class A	49,130	608,721
Lazydays Holdings, Inc.(b)(c)	3,224	38,204
Lennar Corp., Class A	78,997	8,911,652
LKQ Corp.	83,636	4,828,306
Lowe’s Cos., Inc.	186,601	38,781,286
M/I Homes, Inc.(b)	8,658	585,627
Macy’s, Inc.(c)	84,920	1,387,593
Marriott Vacations Worldwide Corp.(c)	11,718	1,576,774
MasterCraft Boat Holdings, Inc.(b)(c)	5,455	159,668
MGM Resorts International	116,679	5,241,221
Mohawk Industries, Inc.(b)	19,882	2,105,504
Monro, Inc.(c)	9,824	480,197
Murphy USA, Inc.	6,816	1,875,968
NVR, Inc.(b)	1,017	5,939,280
ODP Corp. (The)(b)	12,578	543,495
O’Reilly Automotive, Inc.(b)	19,265	17,671,977
Oxford Industries, Inc.(c)	4,936	509,346
Penske Automotive Group, Inc.(c)	21,612	2,994,991
PulteGroup, Inc.	70,188	4,713,124
PVH Corp.	19,623	1,683,850
Ralph Lauren Corp.	12,860	1,476,199
Red Rock Resorts, Inc., Class A(c)	18,197	888,014
Sally Beauty Holdings, Inc.(b)(c)	33,583	477,886
SeaWorld Entertainment, Inc.(b)(c)	20,001	1,073,254
Service Corp. International	47,928	3,364,066
Signet Jewelers Ltd.	14,150	1,041,157
Sonic Automotive, Inc., Class A(c)	7,511	334,390
Sportsman’s Warehouse Holdings, Inc.(b)	11,605	72,183
Tapestry, Inc.	73,985	3,019,328
Taylor Morrison Home Corp., Class A(b)	33,887	1,460,191
Tempur Sealy International, Inc.	53,850	2,017,759
Tile Shop Holdings, Inc.(b)(c)	13,635	63,948
Toll Brothers, Inc.	34,649	2,214,418
Travel + Leisure Co.	24,269	928,775
Tri Pointe Homes, Inc.(b)(c)	31,614	906,689
Tupperware Brands Corp.(b)(c)	13,674	17,092
Ulta Beauty, Inc.(b)	15,706	8,660,760
Upbound Group, Inc.(c)	17,438	464,897
Urban Outfitters, Inc.(b)(c)	28,844	780,519
Vera Bradley, Inc.(b)	9,470	49,623
Victoria’s Secret & Co.(b)(c)	24,327	754,380
Whirlpool Corp.(c)	17,054	2,380,568
Williams-Sonoma, Inc.(c)	20,723	2,508,312
Winmark Corp.	1,084	361,969
Winnebago Industries, Inc.(c)	9,561	555,876
Wyndham Hotels & Resorts, Inc.	27,137	1,851,286
Zumiez, Inc.(b)(c)	6,016	105,190

		230,639,326

Consumer Staples-0.52%
Edgewell Personal Care Co.(c)	16,160	705,707
Hain Celestial Group, Inc. (The)(b)(c)	27,979	501,663
Herbalife Ltd.(b)(c)	30,894	459,085
Medifast, Inc.(c)	3,354	307,394
Post Holdings, Inc.(b)	18,436	1,668,274
Seneca Foods Corp., Class A(b)	1,768	84,157

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco BuyBack AchieversTM ETF (PKW)–(continued)

April 30, 2023

	Shares	Value
Consumer Staples-(continued)
Sprouts Farmers Market, Inc.(b)(c)	32,500	$1,126,450
Turning Point Brands, Inc.	5,375	127,871

		4,980,601

Energy-9.15%
APA Corp.	97,298	3,585,431
California Resources Corp.(c)	22,570	914,085
CNX Resources Corp.(b)(c)	52,554	816,164
ConocoPhillips	380,922	39,193,065
Delek US Holdings, Inc.(c)	21,407	465,602
Magnolia Oil & Gas Corp., Class A(c)	60,084	1,268,974
Marathon Oil Corp.	197,020	4,760,003
Marathon Petroleum Corp.	138,186	16,858,692
PDC Energy, Inc.(c)	27,657	1,799,088
Range Resources Corp.	75,290	1,991,420
Valero Energy Corp.	115,098	13,198,288
Western Midstream Partners L.P.	120,177	3,181,085

		88,031,897

Financials-21.29%
Acacia Research Corp.(b)(c)	18,326	70,555
Affiliated Managers Group, Inc.	11,221	1,620,088
Aflac, Inc.	191,574	13,381,444
Allstate Corp. (The)	82,397	9,538,277
Ally Financial, Inc.	94,124	2,482,991
Amerant Bancorp, Inc.(c)	10,394	193,328
American Equity Investment Life Holding Co.	26,528	1,022,389
American International Group, Inc.	229,567	12,176,234
Assurant, Inc.	16,559	2,038,910
Assured Guaranty Ltd.	18,558	999,720
Bank OZK(c)	36,626	1,308,281
BankUnited, Inc.	23,740	535,337
Berkshire Hills Bancorp, Inc.(c)	13,856	294,717
Brighthouse Financial, Inc.(b)	21,219	937,880
Brightsphere Investment Group, Inc.	12,755	288,008
Cannae Holdings, Inc.(b)	23,978	437,359
Capital One Financial Corp.	119,241	11,602,149
Carter Bankshares, Inc.(b)(c)	7,365	94,640
CNO Financial Group, Inc.	35,926	806,179
Credit Acceptance Corp.(b)(c)	4,016	1,965,832
Discover Financial Services	81,155	8,397,108
Donnelley Financial Solutions, Inc.(b)(c)	9,198	397,814
Eastern Bankshares, Inc.	55,125	642,206
Encore Capital Group, Inc.(b)(c)	7,218	370,861
Enova International, Inc.(b)(c)	9,873	433,622
Equitable Holdings, Inc.	113,557	2,951,346
Equity Bancshares, Inc., Class A(c)	4,928	116,054
Euronet Worldwide, Inc.(b)(c)	15,591	1,726,547
EVERTEC, Inc.	20,334	705,387
Federated Hermes, Inc., Class B	27,935	1,156,230
First American Financial Corp.	32,323	1,862,128
First Bancorp	56,642	665,544
First Financial Corp.	3,719	128,491
First Internet Bancorp	2,793	41,085
FleetCor Technologies, Inc.(b)	22,996	4,919,304
Global Payments, Inc.	82,539	9,302,971
Great Southern Bancorp, Inc.(c)	3,783	192,479
HarborOne Bancorp, Inc.	15,053	161,820
Hartford Financial Services Group, Inc. (The)	97,956	6,953,896

	Shares	Value
Financials-(continued)
HCI Group, Inc.	2,726	$138,099
Hilltop Holdings, Inc.	20,243	627,938
HomeStreet, Inc.	5,761	56,227
Jefferies Financial Group, Inc.	73,063	2,340,208
Kearny Financial Corp.(c)	20,700	161,253
Lincoln National Corp.	52,950	1,150,604
Loews Corp.	72,242	4,158,972
MetLife, Inc.	242,300	14,860,259
MFA Financial, Inc.	31,888	340,883
MGIC Investment Corp.	91,138	1,355,222
Morgan Stanley	526,283	47,349,682
Mr. Cooper Group, Inc.(b)	21,941	1,015,868
Navient Corp.	40,346	667,323
Northrim BanCorp, Inc.	1,704	58,873
Ocwen Financial Corp.(b)(c)	2,338	67,334
OneMain Holdings, Inc.	37,802	1,450,463
Oppenheimer Holdings, Inc., Class A(c)	3,334	124,658
Pathward Financial, Inc.(c)	8,721	388,346
PennyMac Financial Services, Inc.(c)	15,656	978,343
PennyMac Mortgage Investment Trust(c)	27,326	339,662
Popular, Inc.	22,521	1,351,485
PRA Group, Inc.(b)(c)	12,197	442,385
Primerica, Inc.	11,466	2,092,660
Principal Financial Group, Inc.(c)	76,068	5,681,519
PROG Holdings, Inc.(b)(c)	15,334	463,547
Radian Group, Inc.(c)	49,074	1,191,026
RenaissanceRe Holdings Ltd. (Bermuda)(c)	13,690	2,948,963
SLM Corp.	75,469	1,133,544
Synchrony Financial	136,749	4,035,463
Virtu Financial, Inc., Class A	30,663	614,793
Voya Financial, Inc.(c)	30,443	2,328,281
Waterstone Financial, Inc.	6,821	94,471
WesBanco, Inc.	18,539	493,508
White Mountains Insurance Group Ltd.(c)	803	1,150,008
World Acceptance Corp.(b)(c)	1,894	191,105

		204,762,186

Health Care-15.57%
Amgen, Inc.	167,083	40,056,478
AMN Healthcare Services, Inc.(b)(c)	12,850	1,109,598
Cardinal Health, Inc.	80,616	6,618,574
Cigna Group (The)	92,942	23,541,279
Corcept Therapeutics, Inc.(b)(c)	33,762	760,658
DaVita, Inc.(b)	28,286	2,555,923
Emergent BioSolutions, Inc.(b)(c)	15,286	134,975
HCA Healthcare, Inc.	86,754	24,927,027
Ironwood Pharmaceuticals, Inc.(b)(c)	48,236	502,137
Laboratory Corp. of America Holdings	27,692	6,278,053
McKesson Corp.	42,849	15,607,320
Medpace Holdings, Inc.(b)	9,716	1,944,560
Moderna, Inc.(b)	120,680	16,037,165
Quest Diagnostics, Inc.	34,833	4,835,169
Select Medical Holdings Corp.(c)	39,794	1,213,717
Theravance Biopharma, Inc.(b)(c)	20,632	223,445
Universal Health Services, Inc., Class B	19,843	2,983,395
Veradigm, Inc.(b)(c)	34,188	427,008

		149,756,481

Industrials-6.44%
Acuity Brands, Inc.(c)	10,029	1,578,364
Allison Transmission Holdings, Inc.	28,745	1,402,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco BuyBack AchieversTM ETF (PKW)–(continued)

April 30, 2023

	Shares	Value
Industrials-(continued)
Apogee Enterprises, Inc.	6,828	$290,600
Argan, Inc.	4,142	166,633
Atkore, Inc.(b)(c)	12,361	1,561,565
Avis Budget Group, Inc.(b)(c)	12,350	2,181,874
Barrett Business Services, Inc.	2,129	178,006
Beacon Roofing Supply, Inc.(b)(c)	20,105	1,209,919
BlueLinx Holdings, Inc.(b)	2,794	195,748
BrightView Holdings, Inc.(b)	28,505	157,633
Brink’s Co. (The)	14,594	917,233
Builders FirstSource, Inc.(b)	43,184	4,092,548
C.H. Robinson Worldwide, Inc.(c)	35,949	3,626,176
Covenant Logistics Group, Inc., Class A(c)	3,427	134,989
EMCOR Group, Inc.	14,922	2,551,662
Encore Wire Corp.(c)	5,634	880,763
Enerpac Tool Group Corp.(c)	17,892	425,114
Expeditors International of Washington, Inc.	48,312	5,499,838
Fortune Brands Innovations, Inc.	39,730	2,570,134
Gibraltar Industries, Inc.(b)	9,648	482,786
Hayward Holdings, Inc.(b)(c)	66,530	801,021
HNI Corp.(c)	13,041	338,805
Huron Consulting Group, Inc.(b)	6,139	520,526
JELD-WEN Holding, Inc.(b)	26,630	340,331
KAR Auction Services, Inc.(b)(c)	34,081	461,457
Landstar System, Inc.	11,272	1,984,210
ManpowerGroup, Inc.	15,891	1,203,108
Masco Corp.	70,467	3,770,689
Matson, Inc.(c)	11,286	767,787
Owens Corning.	28,404	3,033,831
RCM Technologies, Inc.(b)(c)	2,993	33,641
REV Group, Inc.	18,404	197,475
Ryder System, Inc.	14,484	1,146,553
SP Plus Corp.(b)(c)	6,147	210,043
Stanley Black & Decker, Inc.(c)	47,891	4,134,909
Textron, Inc.	63,726	4,265,818
TriNet Group, Inc.(b)(c)	18,769	1,741,388
Trinity Industries, Inc.	25,392	608,138
TrueBlue, Inc.(b)(c)	10,042	152,136
Veritiv Corp.(c)	4,238	486,819
Werner Enterprises, Inc.	19,791	893,959
WillScot Mobile Mini Holdings Corp.(b)	64,391	2,923,351
Woodward, Inc.	18,689	1,794,518

		61,914,567

Information Technology-6.86%
A10 Networks, Inc.(c)	23,185	327,836
Arrow Electronics, Inc.(b)	18,237	2,086,860
Avnet, Inc.	28,593	1,179,747
Dell Technologies, Inc., Class C	80,533	3,502,380
DigitalOcean Holdings, Inc.(b)(c)	30,338	956,861
Dolby Laboratories, Inc., Class A	18,692	1,564,333
Dropbox, Inc., Class A(b)(c)	86,079	1,750,847
DXC Technology Co.(b)	71,242	1,699,122
Fair Isaac Corp.(b)	7,871	5,729,694
GoDaddy, Inc., Class A(b)	48,039	3,635,592
HP, Inc.	308,312	9,159,950
IPG Photonics Corp.(b)	14,802	1,701,934
Jabil, Inc.	41,702	3,259,011
KLA Corp.	43,331	16,749,165

	Shares	Value
Information Technology-(continued)
Kulicke & Soffa Industries, Inc. (Singapore)(c)	17,738	$845,393
Lumentum Holdings, Inc.(b)(c)	21,434	1,034,190
OSI Systems, Inc.(b)(c)	5,273	595,638
Power Integrations, Inc.(c)	17,895	1,302,398
Qorvo, Inc.(b)	31,256	2,878,052
Sanmina Corp.(b)	18,260	954,268
Silicon Laboratories, Inc.(b)(c)	10,012	1,394,672
Teradata Corp.(b)(c)	31,541	1,220,952
Vontier Corp.	48,495	1,315,669
Xerox Holdings Corp.(c)	48,453	759,259
Yext, Inc.(b)(c)	38,207	335,457

		65,939,280

Materials-5.92%
Alcoa Corp.	55,806	2,072,635
Alpha Metallurgical Resources, Inc.(c)	4,697	688,392
Berry Global Group, Inc.	38,103	2,202,734
CF Industries Holdings, Inc.	61,256	4,384,705
Chemours Co. (The)(c)	46,562	1,353,557
Crown Holdings, Inc.	37,577	3,223,355
Eagle Materials, Inc.(c)	11,321	1,677,885
Eastman Chemical Co.	37,279	3,141,501
Huntsman Corp.(c)	57,472	1,539,675
International Paper Co.	109,150	3,613,957
Louisiana-Pacific Corp.(c)	22,535	1,346,241
LSB Industries, Inc.(b)(c)	25,125	224,366
Mosaic Co. (The)	105,288	4,511,591
NewMarket Corp.	3,031	1,211,188
Nucor Corp.	78,829	11,680,881
Olin Corp.	40,949	2,268,575
Reliance Steel & Aluminum Co.	18,455	4,573,149
Steel Dynamics, Inc.	53,687	5,580,764
United States Steel Corp.	71,090	1,626,539

		56,921,690

Real Estate-1.67%
Anywhere Real Estate, Inc.(b)(c)	33,613	214,115
CBRE Group, Inc., Class A(b)	96,966	7,433,414
City Office REIT, Inc.(c)	12,184	70,911
Empire State Realty Trust, Inc., Class A(c)	49,253	300,936
Equity Commonwealth(c)	34,282	710,323
Howard Hughes Corp. (The)(b)(c)	15,583	1,205,657
Hudson Pacific Properties, Inc.(c)	43,231	240,364
JBG SMITH Properties, (Acquired 01/31/2023 - 04/28/2023; Cost $717,729)(c)(d)	35,902	512,322
Jones Lang LaSalle, Inc.(b)(c)	14,895	2,071,001
National Health Investors, Inc.	13,576	675,677
Newmark Group, Inc., Class A(c)	47,698	302,405
Zillow Group, Inc., Class C(b)(c)	53,391	2,324,644

		16,061,769

Utilities-0.55%
NRG Energy, Inc.	72,678	2,483,407
Vistra Corp.	119,358	2,847,882

		5,331,289

Total Common Stocks & Other Equity Interests (Cost $1,022,623,716)		961,189,123

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco BuyBack AchieversTM ETF (PKW)–(continued)

April 30, 2023

	Shares	Value
Money Market Funds-0.16%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(e)(f) (Cost $1,506,793)	1,506,793	$1,506,793

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $1,024,130,509)		962,695,916

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-9.18%
Invesco Private Government Fund, 4.83%(e)(f)(g)	24,713,158	24,713,158

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 4.99%(e)(f)(g)	63,589,279	$63,589,279

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $88,313,200)		88,302,437

TOTAL INVESTMENTS IN SECURITIES-109.28% (Cost $1,112,443,709)		1,050,998,353
OTHER ASSETS LESS LIABILITIES-(9.28)%		(89,284,905)

NET ASSETS-100.00%		$961,713,448

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)	Restricted security. The value of this security at April 30, 2023 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,613,071	$31,912,206	$(32,018,484)	$-	$-	$1,506,793	$37,893

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	44,257,780	335,024,868	(354,569,490)	-	-	24,713,158	943,875	*

Invesco Private Prime Fund	103,222,386	712,920,939	(752,563,201)	(18,185)	27,340	63,589,279	2,586,010	*

Total	$149,093,237	$1,079,858,013	$(1,139,151,175)	$(18,185)	$27,340	$89,809,230	$3,567,778

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Dividend AchieversTM ETF (PFM)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-2.04%
Cogent Communications Holdings, Inc.	1,879	$129,726
Comcast Corp., Class A	163,827	6,777,523
Interpublic Group of Cos., Inc. (The)	14,994	535,736
John Wiley & Sons, Inc., Class A	1,795	69,233
Telephone & Data Systems, Inc.	4,083	40,830
Verizon Communications, Inc.	163,568	6,351,345

		13,904,393

Consumer Discretionary-6.29%
Best Buy Co., Inc.	8,771	653,615
Brunswick Corp.(b)	2,775	235,292
Churchill Downs, Inc.(b)	1,442	421,828
Dillard’s, Inc., Class A(b)	507	151,284
Genuine Parts Co.	5,484	923,012
Haverty Furniture Cos., Inc.(b)	574	17,300
Home Depot, Inc. (The)	39,720	11,937,449
Leggett & Platt, Inc.(b)	5,174	167,172
Lithia Motors, Inc., Class A	1,055	233,039
Lowe’s Cos., Inc.	23,552	4,894,812
McDonald’s Corp.	28,495	8,427,396
Monro, Inc.(b)	1,211	59,194
NIKE, Inc., Class B	48,520	6,148,454
PetMed Express, Inc.(b)	814	12,511
Polaris, Inc.(b)	2,215	240,660
Pool Corp.(b)	1,509	530,142
Service Corp. International	5,950	417,631
Shoe Carnival, Inc.(b)	1,048	24,366
Starbucks Corp.	44,768	5,116,535
Thor Industries, Inc.(b)	2,080	164,362
Tractor Supply Co.	4,280	1,020,352
VF Corp.	15,116	355,377
Whirlpool Corp.(b)	2,118	295,652
Williams-Sonoma, Inc.	2,583	312,646

		42,760,081

Consumer Staples-13.52%
Altria Group, Inc.	69,537	3,303,703
Andersons, Inc. (The)	1,294	57,842
Archer-Daniels-Midland Co.	21,348	1,666,852
Brown-Forman Corp., Class B	12,078	786,157
Casey’s General Stores, Inc.	1,438	329,043
Church & Dwight Co., Inc.	9,500	922,640
Clorox Co. (The)(b)	4,817	797,791
Coca-Cola Co. (The)	168,622	10,817,101
Colgate-Palmolive Co.	32,344	2,581,051
Costco Wholesale Corp.	17,273	8,692,119
Flowers Foods, Inc.(b)	8,227	226,325
Hershey Co. (The)	5,719	1,561,630
Hormel Foods Corp.(b)	21,287	860,846
Ingredion, Inc.	2,560	271,795
J&J Snack Foods Corp.(b)	742	113,674
JM Smucker Co. (The)	4,148	640,493
Kellogg Co.	13,307	928,429
Kimberly-Clark Corp.	13,138	1,903,565
Kroger Co. (The)	27,873	1,355,464
Lancaster Colony Corp.(b)	1,064	222,504
McCormick & Co., Inc.	9,758	857,240
Nu Skin Enterprises, Inc., Class A	1,923	75,882

	Shares	Value
Consumer Staples-(continued)
PepsiCo, Inc.	53,630	$10,237,431
Philip Morris International, Inc.	60,372	6,035,389
Procter & Gamble Co. (The)	91,915	14,373,668
SpartanNash Co.	1,361	33,372
Sysco Corp.	19,772	1,517,303
Target Corp.	17,930	2,828,457
Tootsie Roll Industries, Inc.(b)	1,601	65,449
Tyson Foods, Inc., Class A	11,122	695,014
Universal Corp.	947	51,981
Walgreens Boots Alliance, Inc.	33,583	1,183,801
Walmart, Inc.	105,081	15,864,078
WD-40 Co.(b)	524	99,770

		91,957,859

Energy-5.26%
Chevron Corp.	74,302	12,525,831
Enterprise Products Partners L.P.	84,535	2,224,116
Exxon Mobil Corp.	158,606	18,769,434
Magellan Midstream Partners L.P.	7,904	441,043
Phillips 66	18,069	1,788,831

		35,749,255

Financials-16.59%
1st Source Corp.	953	39,721
Aflac, Inc.	23,841	1,665,294
Allstate Corp. (The)	10,262	1,187,929
American Equity Investment Life Holding Co.	3,301	127,221
American Financial Group, Inc.	3,317	407,095
Ameriprise Financial, Inc.	4,096	1,249,772
Aon PLC, Class A	7,982	2,595,587
Arbor Realty Trust, Inc.(b)	6,998	80,267
Arthur J. Gallagher & Co.	8,269	1,720,448
Associated Banc-Corp	5,854	104,377
Assurant, Inc.	2,057	253,278
Assured Guaranty Ltd.	2,330	125,517
Atlantic Union Bankshares Corp.(b)	2,913	83,370
AXIS Capital Holdings Ltd.(b)	3,298	186,469
BancFirst Corp.(b)	1,269	101,380
Bank of Marin Bancorp.	618	10,895
Bank of New York Mellon Corp. (The)	31,317	1,333,791
Bank OZK(b)	4,564	163,026
BlackRock, Inc.	5,847	3,924,506
BOK Financial Corp.(b)	2,610	218,901
Brown & Brown, Inc.	11,071	712,862
Cadence Bank	7,100	143,562
Cambridge Bancorp	301	15,547
Cass Information Systems, Inc.(b)	529	19,351
Cboe Global Markets, Inc.	4,114	574,726
Chubb Ltd.	16,107	3,246,527
Cincinnati Financial Corp.	6,117	651,093
City Holding Co.(b)	569	51,887
CME Group, Inc., Class A	14,015	2,603,567
CNO Financial Group, Inc.	4,437	99,566
Cohen & Steers, Inc.(b)	1,910	114,715
Commerce Bancshares, Inc.	4,860	271,431
Community Bank System, Inc.	2,088	104,316
Community Trust Bancorp, Inc.	694	24,991
Cullen/Frost Bankers, Inc.	2,498	275,405
Discover Financial Services	10,208	1,056,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2023

	Shares	Value
Financials-(continued)
Erie Indemnity Co., Class A(b)	1,782	$387,282
Evercore, Inc., Class A	1,489	169,850
FactSet Research Systems, Inc.	1,476	607,654
Federal Agricultural Mortgage Corp., Class C	358	47,718
Fidelity National Financial, Inc.	10,593	375,946
Fifth Third Bancorp	26,437	692,649
First American Financial Corp.	4,009	230,959
First Community Bankshares, Inc.	626	14,655
First Financial Bankshares, Inc.(b)	5,551	162,422
First Financial Corp.	464	16,031
First Merchants Corp.(b)	2,313	67,493
First of Long Island Corp. (The)	874	10,226
Franklin Resources, Inc.	19,492	523,945
German American Bancorp, Inc.	1,138	33,082
Glacier Bancorp, Inc.(b)	4,307	143,122
Globe Life, Inc.	3,753	407,276
Goldman Sachs Group, Inc. (The)	13,060	4,485,326
Hanover Insurance Group, Inc. (The)	1,374	164,275
Hartford Financial Services Group, Inc. (The)	12,198	865,936
Heritage Financial Corp.	1,355	23,862
Hingham Institution for Savings (The)	83	16,148
Home BancShares, Inc.(b)	7,916	172,331
Horace Mann Educators Corp.	1,576	49,297
Horizon Bancorp, Inc.	1,695	17,848
Huntington Bancshares, Inc.	56,202	629,462
Independent Bank Corp.	1,739	97,384
International Bancshares Corp.	2,413	102,963
Jack Henry & Associates, Inc.	2,851	465,682
JPMorgan Chase & Co.	114,682	15,853,640
KeyCorp	36,254	408,220
Lakeland Financial Corp.(b)	981	49,707
Lincoln National Corp.	6,589	143,179
MarketAxess Holdings, Inc.	1,451	461,955
Marsh & McLennan Cos., Inc.	19,269	3,472,081
Mastercard, Inc., Class A	36,847	14,002,965
Mercantile Bank Corp.	612	17,173
MetLife, Inc.	30,166	1,850,081
MidWestOne Financial Group, Inc.	603	12,482
Moody’s Corp.	7,136	2,234,424
Morningstar, Inc.	1,639	292,250
Nasdaq, Inc.	19,036	1,054,023
NBT Bancorp, Inc.(b)	1,655	53,357
Northwest Bancshares, Inc.	4,947	57,830
Old Republic International Corp.	11,555	291,995
PNC Financial Services Group, Inc. (The)	15,574	2,028,514
Premier Financial Corp.	1,372	22,789
Primerica, Inc.	1,414	258,069
Principal Financial Group, Inc.(b)	9,464	706,866
Prosperity Bancshares, Inc.	3,553	222,489
Prudential Financial, Inc.	14,257	1,240,359
Raymond James Financial, Inc.	8,394	759,909
Regions Financial Corp.	36,397	664,609
Reinsurance Group of America, Inc.	2,595	369,320
RenaissanceRe Holdings Ltd. (Bermuda)	1,687	363,397
RLI Corp.(b)	1,756	244,172
S&P Global, Inc.	12,543	4,547,841
S&T Bancorp, Inc.	1,505	41,433
Sandy Spring Bancorp, Inc.(b)	1,724	38,756
SEI Investments Co.	5,225	307,805
Simmons First National Corp., Class A(b)	4,951	82,731

	Shares	Value
Financials-(continued)
South State Corp.(b)	2,957	$203,974
Southern Missouri Bancorp, Inc.(b)	436	15,818
Southside Bancshares, Inc.(b)	1,211	38,425
State Street Corp.	13,409	968,934
Stock Yards Bancorp, Inc.(b)	1,129	54,869
T. Rowe Price Group, Inc.(b)	8,743	982,101
Tompkins Financial Corp.(b)	559	32,769
Towne Bank	2,914	69,033
Travelers Cos., Inc. (The)	9,040	1,637,506
TriCo Bancshares(b)	1,286	46,052
Truist Financial Corp.	51,709	1,684,679
U.S. Bancorp	59,635	2,044,288
UMB Financial Corp.	1,886	119,968
United Bankshares, Inc.(b)	5,241	173,634
Unum Group	7,672	323,758
Visa, Inc., Class A(b)	63,319	14,736,231
W.R. Berkley Corp.	10,267	604,932
Washington Federal, Inc.(b)	2,539	71,194
Washington Trust Bancorp, Inc.(b)	662	18,609
WesBanco, Inc.	2,299	61,199
Westamerica Bancorporation	1,038	42,049
Zions Bancorporation N.A	5,781	161,059

		112,770,938

Health Care-14.93%
Abbott Laboratories	67,683	7,476,941
Agilent Technologies, Inc.	11,517	1,559,747
AmerisourceBergen Corp.	7,871	1,313,276
Amgen, Inc.	20,789	4,983,955
Atrion Corp.(b)	68	41,840
Becton, Dickinson and Co.	11,055	2,921,947
Bristol-Myers Squibb Co.	81,740	5,457,780
Cardinal Health, Inc.	10,043	824,530
Chemed Corp.	577	318,071
Elevance Health, Inc.	9,247	4,333,607
Ensign Group, Inc. (The)(b)	2,165	210,200
Humana, Inc.	4,873	2,585,078
Johnson & Johnson	101,473	16,611,130
LeMaitre Vascular, Inc.(b)	849	45,846
McKesson Corp.	5,334	1,942,856
Medtronic PLC	51,797	4,710,937
Merck & Co., Inc.	98,862	11,415,595
National HealthCare Corp.(b)	592	34,283
Perrigo Co. PLC	5,240	194,876
Pfizer, Inc.	218,833	8,510,415
Quest Diagnostics, Inc.	4,329	600,909
ResMed, Inc.	5,719	1,378,050
STERIS PLC	3,864	728,557
Stryker Corp.	14,752	4,420,437
UnitedHealth Group, Inc.	36,345	17,885,011
West Pharmaceutical Services, Inc.	2,895	1,045,790

		101,551,664

Industrials-11.89%
3M Co.	21,444	2,277,782
A.O. Smith Corp.	4,867	332,367
ABM Industries, Inc.	2,565	109,218
Apogee Enterprises, Inc.	857	36,474
Applied Industrial Technologies, Inc.	1,489	201,998
Automatic Data Processing, Inc.	16,140	3,550,800
Booz Allen Hamilton Holding Corp.(b)	5,155	493,437

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2023

	Shares	Value
Industrials-(continued)
Brady Corp., Class A	1,780	$90,833
Broadridge Financial Solutions, Inc.(b)	4,592	667,723
C.H. Robinson Worldwide, Inc.(b)	4,525	456,437
Carlisle Cos., Inc.	1,989	429,326
Caterpillar, Inc.	20,109	4,399,849
Cintas Corp.	3,955	1,802,570
Comfort Systems USA, Inc.	1,379	206,147
CSX Corp.	80,328	2,461,250
Cummins, Inc.	5,506	1,294,130
Donaldson Co., Inc.	4,740	301,227
Douglas Dynamics, Inc.(b)	883	25,881
Dover Corp.	5,441	795,256
Eaton Corp. PLC	15,540	2,597,045
Emerson Electric Co.	22,250	1,852,535
Expeditors International of Washington, Inc.	6,190	704,670
Fastenal Co.	22,233	1,197,025
Franklin Electric Co., Inc.	1,782	159,435
GATX Corp.	1,362	155,145
General Dynamics Corp.	10,690	2,334,055
Gorman-Rupp Co. (The)(b)	1,007	24,722
Graco, Inc.	6,542	518,715
Griffon Corp.	2,221	63,187
HEICO Corp.(b)	2,120	357,517
Hillenbrand, Inc.	2,693	122,855
HNI Corp.(b)	1,598	41,516
Honeywell International, Inc.	26,016	5,199,037
Hubbell, Inc.	2,083	560,994
Huntington Ingalls Industries, Inc.	1,538	310,153
Hyster-Yale Materials Handling, Inc.(b)	516	27,173
IDEX Corp.	2,948	608,231
Illinois Tool Works, Inc.	11,890	2,876,667
Insperity, Inc.(b)	1,460	178,792
ITT, Inc.(b)	3,221	271,981
J.B. Hunt Transport Services, Inc.	4,037	707,646
L3Harris Technologies, Inc.	7,402	1,444,500
Lennox International, Inc.	1,369	385,935
Lincoln Electric Holdings, Inc.	2,237	375,369
Lindsay Corp.(b)	425	51,314
Lockheed Martin Corp.	9,934	4,613,846
ManpowerGroup, Inc.	1,968	148,997
Matthews International Corp., Class A	1,174	44,459
McGrath RentCorp	941	83,636
MDU Resources Group, Inc.	7,917	231,335
MSA Safety, Inc.	1,513	196,312
Nordson Corp.	2,224	481,073
Northrop Grumman Corp.	5,956	2,747,324
Paychex, Inc.	14,044	1,542,874
Raytheon Technologies Corp.	57,048	5,699,095
Regal Rexnord Corp.	2,570	334,511
Republic Services, Inc.	12,313	1,780,706
Robert Half International, Inc.(b)	4,185	305,505
Rockwell Automation, Inc.	4,462	1,264,575
Ryder System, Inc.	1,786	141,380
Snap-on, Inc.(b)	2,064	535,422
Standex International Corp.	461	56,615
Stanley Black & Decker, Inc.(b)	5,949	513,637
Tennant Co.(b)	715	54,640
Toro Co. (The)	4,069	424,234
Trane Technologies PLC	8,923	1,657,983
Trinity Industries, Inc.	3,160	75,682

	Shares	Value
Industrials-(continued)
UFP Industries, Inc.	2,393	$187,898
Union Pacific Corp.	23,828	4,663,140
United Parcel Service, Inc., Class B	28,237	5,077,295
W.W. Grainger, Inc.	1,954	1,359,144
Waste Management, Inc.(b)	15,901	2,640,361
Watts Water Technologies, Inc., Class A	1,054	170,463
Xylem, Inc.	7,024	729,372

		80,820,433

Information Technology-19.79%
Accenture PLC, Class A	24,517	6,871,870
Amphenol Corp., Class A(b)	23,162	1,748,036
Analog Devices, Inc.	19,704	3,544,356
Apple, Inc.	178,611	30,306,713
Badger Meter, Inc.	1,130	149,533
Broadcom, Inc.	16,239	10,173,733
Cisco Systems, Inc.	159,519	7,537,273
Corning, Inc.	32,968	1,095,197
HP, Inc.	38,373	1,140,062
International Business Machines Corp.	35,321	4,464,928
Intuit, Inc.	10,926	4,850,598
KLA Corp.	5,394	2,084,997
Littelfuse, Inc.	956	231,581
Microchip Technology, Inc.	21,339	1,557,534
Microsoft Corp.	105,559	32,434,058
Motorola Solutions, Inc.	6,521	1,900,219
Oracle Corp.	105,013	9,946,831
Power Integrations, Inc.(b)	2,214	161,135
QUALCOMM, Inc.	43,427	5,072,274
Roper Technologies, Inc.	4,133	1,879,606
TE Connectivity Ltd.	12,329	1,508,700
Texas Instruments, Inc.	35,286	5,899,819

		134,559,053

Materials-2.83%
Air Products and Chemicals, Inc.	8,654	2,547,391
Albemarle Corp.	4,573	848,109
AptarGroup, Inc.	2,538	300,778
Ashland, Inc.	2,109	214,295
Avery Dennison Corp.	3,153	550,135
Avient Corp.	3,540	136,325
Balchem Corp.	1,241	163,067
Cabot Corp.	2,188	157,011
Celanese Corp.	4,215	447,802
Eastman Chemical Co.	4,629	390,086
Ecolab, Inc.	11,077	1,859,164
H.B. Fuller Co.	2,091	138,361
Hawkins, Inc.	812	32,756
International Flavors & Fragrances, Inc.	9,925	962,328
Kaiser Aluminum Corp.(b)	615	40,418
LyondellBasell Industries N.V., Class A	12,140	1,148,565
Materion Corp.(b)	793	85,890
Nucor Corp.	9,983	1,479,281
Packaging Corp. of America	3,495	472,734
PPG Industries, Inc.	9,159	1,284,641
Quaker Chemical Corp.(b)	693	129,335
Reliance Steel & Aluminum Co.	2,291	567,710
Royal Gold, Inc.	2,548	337,457
RPM International, Inc.	5,026	412,283
Scotts Miracle-Gro Co. (The)(b)	2,174	145,245
Sensient Technologies Corp.	1,624	120,923

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2023

	Shares	Value
Materials-(continued)
Sherwin-Williams Co. (The)	10,074	$2,392,978
Silgan Holdings, Inc.	4,277	210,685
Sonoco Products Co.	3,803	230,538
Steel Dynamics, Inc.	6,688	695,218
Stepan Co.	858	79,108
Westlake Corp.(b)	4,965	564,918
Worthington Industries, Inc.	1,933	114,801

		19,260,336

Real Estate-1.95%
Agree Realty Corp.	3,509	238,577
Alexandria Real Estate Equities, Inc.	6,746	837,718
American Tower Corp.	18,136	3,706,817
CTO Realty Growth, Inc.	888	14,954
CubeSmart.	8,742	397,674
Digital Realty Trust, Inc.	11,335	1,123,865
EastGroup Properties, Inc.	1,681	279,987
Equity LifeStyle Properties, Inc.	7,244	499,112
Essex Property Trust, Inc.	2,504	550,204
Extra Space Storage, Inc.(b)	5,259	799,578
Healthcare Realty Trust, Inc.(b)	14,812	292,981
Kennedy-Wilson Holdings, Inc.(b)	5,368	90,075
Medical Properties Trust, Inc.(b)	23,268	204,060
Mid-America Apartment Communities, Inc.	4,529	696,560
National Retail Properties, Inc.	7,062	307,197
Realty Income Corp.	25,722	1,616,371
STAG Industrial, Inc.	6,979	236,379
Terreno Realty Corp.	3,222	198,443
UDR, Inc.	12,819	529,809
Universal Health Realty Income Trust	533	23,186
W.P. Carey, Inc.(b)	8,212	609,331

		13,252,878

Utilities-4.85%
AES Corp. (The)	26,009	615,373
ALLETE, Inc.	2,224	138,733
Alliant Energy Corp.	9,765	538,442
American Electric Power Co., Inc.	20,034	1,851,542
American States Water Co.	1,426	126,558
American Water Works Co., Inc.	7,085	1,050,351
Artesian Resources Corp., Class A(b)	332	18,187
Atmos Energy Corp.	5,574	636,216
Avista Corp.(b)	2,925	128,905
Black Hills Corp.	2,566	167,534
Brookfield Infrastructure Partners L.P. (Canada)	17,837	621,263
California Water Service Group	2,130	119,450
Chesapeake Utilities Corp.	685	84,598
CMS Energy Corp.	11,352	706,776
Consolidated Edison, Inc.	13,835	1,362,332
DTE Energy Co.	8,004	899,730
Duke Energy Corp.	29,983	2,964,719
Edison International	14,896	1,096,346
Essential Utilities, Inc.	10,222	436,479
Evergy, Inc.	8,942	555,388

	Shares	Value
Utilities-(continued)
Eversource Energy	13,564	$1,052,702
IDACORP, Inc.	1,966	218,462
MGE Energy, Inc.(b)	1,395	106,871
Middlesex Water Co.	681	49,699
National Fuel Gas Co.	3,572	199,675
New Jersey Resources Corp.	3,768	194,580
NextEra Energy, Inc.	77,413	5,932,158
NiSource, Inc.	16,069	457,324
Northwest Natural Holding Co.	1,371	64,382
NorthWestern Corp.	2,321	136,057
OGE Energy Corp.	7,786	292,286
Pinnacle West Capital Corp.	4,397	344,989
Portland General Electric Co.	3,476	175,955
Public Service Enterprise Group, Inc.	19,431	1,228,039
Sempra Energy	12,256	1,905,685
SJW Group(b)	1,190	90,345
Southern Co. (The)	42,403	3,118,741
Southwest Gas Holdings, Inc.(b)	2,606	145,936
Spire, Inc.	2,042	138,305
UGI Corp.	8,146	275,986
WEC Energy Group, Inc.	12,289	1,181,833
Xcel Energy, Inc.	21,419	1,497,402
York Water Co. (The)	551	23,164

		32,949,498

Total Common Stocks & Other Equity Interests (Cost $573,485,855)		679,536,388

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(c)(d) (Cost $500,280)	500,280	500,280

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $573,986,135)		680,036,668

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.76%
Invesco Private Government Fund, 4.83%(c)(d)(e)	9,116,113	9,116,113
Invesco Private Prime Fund, 4.99%(c)(d)(e)	23,206,857	23,206,857

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $32,323,634)		32,322,970

TOTAL INVESTMENTS IN SECURITIES-104.77% (Cost $606,309,769)		712,359,638
OTHER ASSETS LESS LIABILITIES-(4.77)%		(32,420,208)

NET ASSETS-100.00%		$679,939,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$376,010	$20,547,619	$(20,423,349)	$-	$-	$500,280	$16,092

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	4,539,079	133,228,790	(128,651,756)	-	-	9,116,113	260,754	*

Invesco Private Prime Fund	10,586,044	307,028,430	(294,413,502)	(665)	6,550	23,206,857	710,697	*

Total	$15,501,133	$460,804,839	$(443,488,607)	$(665)	$6,550	$32,823,250	$987,543

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.79%
Communication Services-8.81%
Verizon Communications, Inc.	630,173	$24,469,618

Consumer Discretionary-8.40%
Home Depot, Inc. (The)(b)	33,794	10,156,449
McDonald’s Corp.	30,184	8,926,918
NIKE, Inc., Class B	33,456	4,239,544

		23,322,911

Consumer Staples-17.17%
Coca-Cola Co. (The)	179,597	11,521,148
Procter & Gamble Co. (The)	66,442	10,390,200
Walgreens Boots Alliance, Inc.(b)	558,524	19,687,971
Walmart, Inc.	40,196	6,068,390

		47,667,709

Energy-4.91%
Chevron Corp.	80,897	13,637,616

Financials-12.35%
American Express Co.	24,756	3,994,133
Goldman Sachs Group, Inc. (The)	29,843	10,249,280
JPMorgan Chase & Co.	71,665	9,906,970
Travelers Cos., Inc. (The)	39,245	7,108,839
Visa, Inc., Class A(b)	13,006	3,026,886

		34,286,108

Health Care-14.22%
Amgen, Inc.	55,500	13,305,570
Johnson & Johnson	66,907	10,952,676
Merck & Co., Inc.	87,603	10,115,518
UnitedHealth Group, Inc.	10,345	5,090,671

		39,464,435

Industrials-12.18%
3M Co.	183,990	19,543,418
Caterpillar, Inc.	30,304	6,630,515
Honeywell International, Inc.	38,194	7,632,689

		33,806,622

	Shares	Value
Information Technology-15.63%
Apple, Inc.	14,413	$2,445,598
Cisco Systems, Inc.	228,164	10,780,749
Intel Corp.	252,893	7,854,856
International Business Machines Corp.	139,895	17,684,127
Microsoft Corp.	15,045	4,622,727

		43,388,057

Materials-6.12%
Dow, Inc.(b)	312,335	16,991,024

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.79% (Cost $286,800,100)		277,034,100

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.58%
Invesco Private Government Fund, 4.83%(c)(d)(e)	2,005,613	2,005,613
Invesco Private Prime Fund, 4.99%(c)(d)(e)	5,157,290	5,157,290

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,162,903)		7,162,903

TOTAL INVESTMENTS IN SECURITIES-102.37% (Cost $293,963,003)		284,197,003
OTHER ASSETS LESS LIABILITIES-(2.37)%		(6,582,834)

NET ASSETS-100.00%		$277,614,169

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$109,718	$10,344,616	$(10,454,334)	$-	$-	$-	$7,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Dow Jones Industrial Average Dividend ETF (DJD)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$3,630,562	$83,580,864	$(85,205,813)	$-	$-	$2,005,613	$68,909	*

Invesco Private Prime Fund	8,467,759	172,793,508	(176,102,278)	(106)	(1,593)	5,157,290	178,465	*

Total	$12,208,039	$266,718,988	$(271,762,425)	$(106)	$(1,593)	$7,162,903	$255,254

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Financial Preferred ETF (PGF)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Preferred Stocks-98.51%
Banks-54.78%
Bank of America Corp.
Series PP, Pfd., 4.13%	593,912	$10,886,407
Series QQ, Pfd., 4.25%	832,705	15,729,797
Series NN, Pfd., 4.38%(b)	713,753	13,882,496
Series SS, Pfd., 4.75%(b)	442,015	9,238,113
Series LL, Pfd., 5.00%(b)	847,365	18,870,819
Series KK, Pfd., 5.38%	893,809	21,165,397
Series HH, Pfd., 5.88%(b)	544,055	13,536,088
Series GG, Pfd., 6.00%(b)	864,160	21,517,584
Bank OZK, Series A, Pfd., 4.63%	239,233	3,743,996
Citigroup, Inc.
Series K, Pfd., 6.88%(c)	1,023,777	25,973,222
Series J, Pfd., 7.13%(b)(c)	646,328	16,423,194
Citizens Financial Group, Inc.
Series E, Pfd., 5.00%	312,238	6,119,865
Series D, Pfd., 6.35%(c)	204,483	4,690,840
Fifth Third Bancorp
Series K, Pfd., 4.95%(b)	170,859	3,895,585
Series I, Pfd., 6.63%(c)	309,515	7,583,118
First Citizens BancShares, Inc., Series A, Pfd., 5.38%	238,495	5,249,275
Huntington Bancshares, Inc.
Series H, Pfd., 4.50%(b)	337,962	6,475,352
Series J, Pfd., 6.88%(c)	226,755	5,623,524
JPMorgan Chase & Co.
Series MM, Pfd., 4.20%(b)	1,291,603	26,077,465
Series JJ, Pfd., 4.55%(b)	973,106	20,727,158
Series LL, Pfd., 4.63%(b)	1,193,809	25,619,141
Series GG, Pfd., 4.75%(b)	581,961	13,047,566
Series DD, Pfd., 5.75%(b)	1,097,607	27,670,672
Series EE, Pfd., 6.00%(b)	1,193,722	30,535,409
KeyCorp
Series G, Pfd., 5.63%	307,767	6,472,340
Series F, Pfd., 5.65%	290,671	6,246,520
Series E, Pfd., 6.13%(c)	341,966	7,690,815
Pfd., 6.20%(c)	410,300	9,108,660
M&T Bank Corp., Series H, Pfd., 5.63%(c)	171,611	3,953,917
New York Community Bancorp, Inc., Series A, Pfd., 6.38%(c)	353,938	8,285,689
Regions Financial Corp.
Series E, Pfd., 4.45%	271,964	5,140,120
Series C, Pfd., 5.70%(b)(c)	346,705	8,022,754
Series B, Pfd., 6.38%(c)	339,661	8,138,278
Synovus Financial Corp., Series E, Pfd., 5.88%(b)(c)	238,999	5,057,219
Texas Capital Bancshares, Inc., Series B, Pfd., 5.75%	205,277	4,175,334
Truist Financial Corp.
Series R, Pfd., 4.75%(b)	634,386	13,632,955
Series O, Pfd., 5.25%(b)	392,403	9,237,167
U.S. Bancorp
Series L, Pfd., 3.75%(b)	341,856	5,835,482
Series M, Pfd., 4.00%(b)	512,846	9,277,384
Series O, Pfd., 4.50%(b)	307,701	6,301,716
Series K, Pfd., 5.50%(b)	393,187	9,369,646
Washington Federal, Inc., Series A, Pfd., 4.88%(b)	204,692	3,213,664

	Shares	Value
Banks-(continued)
Wells Fargo & Co.
Series DD, Pfd., 4.25%(b)	802,538	$14,333,329
Series CC, Pfd., 4.38%	675,709	12,331,689
Series AA, Pfd., 4.70%	750,958	14,838,930
Series Z, Pfd., 4.75%(b)	1,301,532	26,186,824
Series Y, Pfd., 5.63%(b)	442,548	10,466,260
Series Q, Pfd., 5.85%(b)(c)	1,109,883	26,947,959
Series R, Pfd., 6.63%(b)(c)	541,175	13,426,552
Western Alliance Bancorporation, Series A, Pfd., 4.25%(c)	207,982	3,286,116

		605,259,402

Capital Markets-17.35%
Apollo Asset Management, Inc.
Series A, Pfd., 6.38%(b)	189,988	4,694,603
Series B, Pfd., 6.38%(b)	203,493	5,152,443
Charles Schwab Corp. (The)
Series J, Pfd., 4.45%(b)	410,061	8,496,464
Series D, Pfd., 5.95%(b)	513,489	12,924,518
Goldman Sachs Group, Inc. (The)
Series J, Pfd., 5.50%(c)	682,461	17,129,771
Series K, Pfd., 6.38%(c)	478,564	12,074,170
Morgan Stanley
Series O, Pfd., 4.25%(b)	832,609	16,244,202
Series L, Pfd., 4.88%(b)	320,209	7,380,817
Series K, Pfd., 5.85%(c)	640,490	16,018,655
Series I, Pfd., 6.38%(c)	642,131	16,136,752
Series P, Pfd., 6.50%(b)	642,694	16,800,021
Series F, Pfd., 6.88%(b)(c)	544,464	13,818,496
Series E, Pfd., 7.13%(c)	552,451	14,076,452
Northern Trust Corp., Series E, Pfd., 4.70%(b)	274,888	6,184,980
State Street Corp.
Series G, Pfd., 5.35%(b)(c)	341,750	8,687,285
Series D, Pfd., 5.90%(b)(c)	513,659	12,481,914
Stifel Financial Corp., Series D, Pfd., 4.50%	207,277	3,395,197

		191,696,740

Consumer Finance-5.10%
Capital One Financial Corp.
Series N, Pfd., 4.25%	272,210	4,758,231
Series L, Pfd., 4.38%	432,380	7,570,974
Series J, Pfd., 4.80%	800,733	15,582,264
Series I, Pfd., 5.00%	960,896	19,717,586
Synchrony Financial, Series A, Pfd., 5.63%	515,221	8,732,996

		56,362,051

Financial Services-2.70%
Equitable Holdings, Inc.
Series C, Pfd., 4.30%	204,774	3,612,213
Series A, Pfd., 5.25%(b)	548,442	11,775,050
Jackson Financial, Inc., Pfd., 8.00%(c)	378,160	9,427,529
Voya Financial, Inc., Series B, Pfd., 5.35%(b)(c)	204,972	5,001,317

		29,816,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Financial Preferred ETF (PGF)–(continued)

April 30, 2023

	Shares	Value
Insurance-18.24%
Allstate Corp. (The)
Series I, Pfd., 4.75%	201,879	$4,830,964
Series H, Pfd., 5.10%	788,981	18,817,197
American Equity Investment Life Holding Co.
Series A, Pfd., 5.95%(c)	290,922	6,708,661
Series B, Pfd., 6.63%(c)	189,553	4,526,526
American International Group, Inc., Series A, Pfd., 5.85%	343,682	8,657,350
Arch Capital Group Ltd.
Series G, Pfd., 4.55%	356,653	6,840,605
Series F, Pfd., 5.45%	214,550	4,979,705
Aspen Insurance Holdings Ltd.
Pfd., 5.63% (Bermuda)	180,873	3,707,897
Pfd., 5.63% (Bermuda)	183,213	3,757,699
Pfd., 5.95% (Bermuda)(b)(c)	177,775	4,287,933
Athene Holding Ltd.
Series D, Pfd., 4.88%	389,952	6,516,098
Series B, Pfd., 5.63%(b)	233,023	4,676,772
Series A, Pfd., 6.35%(c)	587,529	12,743,504
Series C, Pfd., 6.38%(b)(c)	403,459	9,098,000
Series E, Pfd., 7.75%(c)	328,245	8,114,216
AXIS Capital Holdings Ltd., Series E, Pfd., 5.50%	377,626	8,575,886
Brighthouse Financial, Inc.
Series D, Pfd., 4.63%	239,678	3,674,264
Series C, Pfd., 5.38%	397,126	6,929,849
Series A, Pfd., 6.60%	290,382	6,951,745
Series B, Pfd., 6.75%(b)	270,668	6,766,700
Enstar Group Ltd., Series D, Pfd., 7.00%(c)	274,888	6,294,935
Hartford Financial Services Group, Inc. (The), Series G, Pfd., 6.00%(b)	237,191	5,872,849
Lincoln National Corp., Series D, Pfd., 9.00%(b)	342,939	9,043,301
MetLife, Inc.
Series F, Pfd., 4.75%(b)	681,068	14,867,714
Series E, Pfd., 5.63%(b)	551,858	13,796,450

	Shares	Value
Insurance-(continued)
RenaissanceRe Holdings Ltd.
Series G, Pfd., 4.20% (Bermuda)	352,936	$6,469,317
Series F, Pfd., 5.75% (Bermuda)	164,130	3,965,381

		201,471,518

Trading Companies & Distributors-0.34%
Air Lease Corp., Series A, Pfd., 6.15%(c)	170,911	3,741,242

Total Preferred Stocks (Cost $1,267,835,498)		1,088,347,062

Money Market Funds-0.57%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $6,322,226)	6,322,226	6,322,226

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.08% (Cost $1,274,157,724)		1,094,669,288

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.61%
Invesco Private Government Fund, 4.83%(d)(e)(f)	11,165,777	11,165,777
Invesco Private Prime Fund, 4.99%(d)(e)(f)	28,711,998	28,711,998

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $39,879,413)		39,877,775

TOTAL INVESTMENTS IN SECURITIES-102.69% (Cost $1,314,037,137)		1,134,547,063
OTHER ASSETS LESS LIABILITIES-(2.69)%		(29,666,944)

NET ASSETS-100.00%		$1,104,880,119

Investment Abbreviations:

Pfd. -Preferred

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$84,238,995	$(77,916,769)	$-	$-	$6,322,226	$64,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Financial Preferred ETF (PGF)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$7,543,720	$149,256,552	$(145,634,495)	$-	$-	$11,165,777	$409,367	*

Invesco Private Prime Fund	17,575,099	363,571,728	(352,437,658)	(4,205)	7,034	28,711,998	1,117,599	*

Total	$25,118,819	$597,067,275	$(575,988,922)	$(4,205)	$7,034	$46,200,001	$1,591,443

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Banks-10.09%
Huntington Bancshares, Inc.	1,721,177	$19,277,182
KeyCorp	1,558,164	17,544,927
Northwest Bancshares, Inc.(b)	2,729,126	31,903,483
PNC Financial Services Group, Inc. (The)	156,748	20,416,427
Sandy Spring Bancorp, Inc.	816,033	18,344,422
Truist Financial Corp.	602,975	19,644,926
U.S. Bancorp	537,683	18,431,773

		145,563,140

Capital Markets-3.57%
Franklin Resources, Inc.	877,750	23,593,920
T. Rowe Price Group, Inc.(b)	248,091	27,868,062

		51,461,982

Chemicals-3.79%
Eastman Chemical Co.	275,563	23,221,694
LyondellBasell Industries N.V., Class A(b)	332,353	31,443,917

		54,665,611

Commercial Services & Supplies-1.54%
HNI Corp.(b)	854,001	22,186,946

Consumer Staples Distribution & Retail-2.42%
Walgreens Boots Alliance, Inc.(b)	989,689	34,886,537

Containers & Packaging-1.55%
Packaging Corp. of America(b)	165,568	22,394,728

Diversified Telecommunication Services-5.66%
Cogent Communications Holdings, Inc.(b)	552,630	38,153,575
Verizon Communications, Inc.	1,118,212	43,420,172

		81,573,747

Electric Utilities-14.73%
ALLETE, Inc.(b)	457,241	28,522,693
Duke Energy Corp.	293,318	29,003,284
Edison International	421,733	31,039,549
Evergy, Inc.	438,933	27,262,129
OGE Energy Corp.	841,650	31,595,541
Pinnacle West Capital Corp.	411,669	32,299,550
Southern Co. (The)	445,660	32,778,293

		212,501,039

Food Products-1.70%
Kellogg Co.	352,138	24,568,668

Gas Utilities-3.47%
Northwest Natural Holding Co.	539,526	25,336,141
Spire, Inc.(b)	364,796	24,707,633

		50,043,774

Household Durables-4.45%
Leggett & Platt, Inc.(b)	953,049	30,793,013
Whirlpool Corp.(b)	239,568	33,441,297

		64,234,310

Household Products-1.94%
Kimberly-Clark Corp.	193,324	28,010,714

Industrial Conglomerates-2.47%
3M Co.	335,113	35,595,703

Insurance-5.40%
Fidelity National Financial, Inc.	704,877	25,016,085

	Shares	Value
Insurance-(continued)
Lincoln National Corp.	1,165,622	$25,328,966
Prudential Financial, Inc.	315,997	27,491,739

		77,836,790

IT Services-2.25%
International Business Machines Corp.	257,204	32,513,158

Machinery-1.69%
Stanley Black & Decker, Inc.(b)	282,708	24,409,009

Metals & Mining-1.45%
Kaiser Aluminum Corp.	318,967	20,962,511

Multi-Utilities-6.00%
Avista Corp.(b)	685,908	30,227,966
Black Hills Corp.	421,578	27,524,828
NorthWestern Corp.(b)	491,815	28,830,195

		86,582,989

Oil, Gas & Consumable Fuels-3.38%
Chevron Corp.	145,456	24,520,972
Phillips 66	245,296	24,284,304

		48,805,276

Personal Care Products-1.74%
Nu Skin Enterprises, Inc., Class A(b)	634,218	25,026,242

Pharmaceuticals-1.72%
Pfizer, Inc.	637,345	24,786,347

Real Estate Management & Development-2.61%
Kennedy-Wilson Holdings, Inc.(b)	2,240,108	37,589,012

Specialty Retail-1.72%
Best Buy Co., Inc.	332,038	24,743,472

Textiles, Apparel & Luxury Goods-3.47%
VF Corp.	2,125,890	49,979,674

Tobacco-9.12%
Altria Group, Inc.	1,112,235	52,842,285
Philip Morris International, Inc.	346,864	34,675,994
Universal Corp.	801,927	44,017,773

		131,536,052

Wireless Telecommunication Services-2.02%
Telephone & Data Systems, Inc.	2,913,124	29,131,240

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $1,456,553,644)		1,441,588,671

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.64%
Invesco Private Government Fund, 4.83%(c)(d)(e)	51,045,465	51,045,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)–(continued)

April 30, 2023

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 4.99%(c)(d)(e)	131,259,768	$131,259,768

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $182,307,899)		182,305,233

TOTAL INVESTMENTS IN SECURITIES-112.59% (Cost $1,638,861,543)		1,623,893,904
OTHER ASSETS LESS LIABILITIES-(12.59)%		(181,602,127)

NET ASSETS-100.00%		$1,442,291,777

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ -	$52,904,792	$(52,904,792)	$-	$-	$-	$23,482

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	32,170,853	500,592,710	(481,718,098)	-	-	51,045,465	1,172,231	*

Invesco Private Prime Fund	75,046,247	1,035,393,573	(979,204,936)	(6,024)	30,908	131,259,768	3,182,478	*

Total	$107,217,100	$1,588,891,075	$(1,513,827,826)	$(6,024)	$30,908	$182,305,233	$4,378,191

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco International Dividend AchieversTM ETF (PID)

April 30, 2023

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Australia-3.49%
Rio Tinto PLC, ADR	591,658	$37,860,195

Canada-59.51%
Agnico Eagle Mines Ltd.	563,913	31,990,784
Algonquin Power & Utilities Corp.(a)	5,407,358	46,070,690
BCE, Inc.(a)	932,345	44,817,824
Brookfield Corp.	278,408	9,037,124
Brookfield Infrastructure Partners L.P.	1,002,185	34,906,103
Brookfield Renewable Partners L.P.	1,420,044	44,021,364
Canadian Imperial Bank of Commerce	900,601	37,780,212
Canadian National Railway Co.	129,549	15,451,309
Canadian Natural Resources Ltd.(a)	552,947	33,713,179
Enbridge, Inc.	1,099,584	43,719,460
FirstService Corp.	32,054	4,831,820
Fortis, Inc.(a)	799,243	35,094,760
Franco-Nevada Corp.	58,755	8,917,834
Imperial Oil Ltd.	344,008	17,520,327
Magna International, Inc.	435,163	22,698,102
Open Text Corp.	586,066	22,206,041
Restaurant Brands International, Inc.	387,802	27,196,554
Ritchie Bros. Auctioneers, Inc.	211,456	12,093,169
Royal Bank of Canada	280,123	27,819,015
Stantec, Inc.	121,614	7,302,921
TC Energy Corp.(a)	1,036,427	43,053,178
TELUS Corp.(a)	1,965,767	41,693,918
TFI International, Inc.	58,197	6,273,637
Toronto-Dominion Bank (The)(a)	463,354	28,093,153

		646,302,478

Denmark-0.93%
Novo Nordisk A/S, ADR	60,096	10,041,441

Germany-4.54%
Fresenius Medical Care AG& Co. KGaA, ADR	1,368,741	33,150,907
SAP SE, ADR	119,654	16,185,597

		49,336,504

India-1.61%
Infosys Ltd., ADR.	937,113	14,562,736
Reliance Industries Ltd., GDR(b)	48,369	2,882,792

		17,445,528

Ireland-1.78%
CRH PLC, ADR(a)	398,627	19,333,409

Japan-4.76%
Mitsubishi UFJ Financial Group, Inc., ADR	3,290,651	20,665,289
Sony Group Corp., ADR	56,066	5,027,438
Sumitomo Mitsui Financial Group, Inc., ADR(a)	3,172,477	26,046,036

		51,738,763

	Shares	Value
Mexico-1.46%
America Movil S.A.B. de C.V., ADR(c)	739,959	$15,901,719

Spain-3.67%
Atlantica Sustainable Infrastructure PLC	1,494,937	39,795,223

Switzerland-4.65%
Logitech International S.A., Class R(a)	243,639	14,486,775
Novartis AG, ADR	350,917	35,993,557

		50,480,332

United Kingdom-6.98%
Diageo PLC, ADR(a)	90,510	16,789,605
National Grid PLC, ADR(a)	589,365	42,228,002
RELX PLC, ADR	508,194	16,826,304

		75,843,911

United States-6.57%
Amdocs Ltd.	140,647	12,834,039
Linde PLC	28,822	10,648,288
Sanofi, ADR	594,323	31,885,429
Waste Connections, Inc.	40,423	5,624,860
Willis Towers Watson PLC	44,514	10,309,442

		71,302,058

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $985,546,382)		1,085,381,561

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.64%
Invesco Private Government Fund, 4.83%(d)(e)(f)	32,341,411	32,341,411
Invesco Private Prime Fund, 4.99%(d)(e)(f)	83,231,809	83,231,809

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $115,573,830)		115,573,220

TOTAL INVESTMENTS IN SECURITIES-110.59% (Cost $1,101,120,212)		1,200,954,781
OTHER ASSETS LESS LIABILITIES-(10.59)%		(114,982,615)

NET ASSETS-100.00%		$1,085,972,166

Investment Abbreviations:

ADR-American Depositary Receipt

GDR-Global Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco International Dividend AchieversTM ETF (PID)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at April 30, 2023.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2023 represented less than 1% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$34,165,993	$(34,165,993)	$-	$-	$-	$12,983

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	62,607,584	617,299,525	(647,565,698)	-	-	32,341,411	1,824,964	*

Invesco Private Prime Fund	146,030,600	1,107,393,318	(1,170,204,933)	(15,028)	27,852	83,231,809	5,071,718	*

Total	$208,638,184	$1,758,858,836	$(1,851,936,624)	$(15,028)	$27,852	$115,573,220	$6,909,665

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

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35

Statements of Assets and Liabilities

April 30, 2023

	Invesco BuyBack AchieversTM ETF (PKW)	Invesco Dividend AchieversTM ETF (PFM)	Invesco Dow Jones Industrial Average Dividend ETF (DJD)	Invesco Financial Preferred ETF (PGF)
Assets:
Unaffiliated investments in securities, at value(a)	$961,189,123	$679,536,388	$277,034,100	$1,088,347,062
Affiliated investments in securities, at value	89,809,230	32,823,250	7,162,903	46,200,001
Cash	-	-	-	150,778
Foreign currencies, at value	-	-	-	-
Receivable for:
Dividends	917,032	666,114	616,741	1,762,304
Securities lending	10,253	4,023	1,360	102,519
Investments sold	10,120,217	41,422	861,856	9,554,509
Fund shares sold	-	-	-	3,705,199
Foreign tax reclaims	-	-	-	-
Other assets	30,207	20,929	-	18,581

Total assets	1,062,076,062	713,092,126	285,676,960	1,149,840,953

Liabilities:
Due to custodian	287	-	19,682	-
Payable for:
Investments purchased	7,876,451	-	-	3,816,280
Collateral upon return of securities loaned.	88,313,200	32,323,634	7,162,903	39,879,413
Fund shares repurchased	2,555,247	-	863,972	-
Accrued unitary management fees	-	-	16,234	-
Accrued advisory fees.	405,050	219,825	-	450,182
Accrued trustees’ and officer’s fees	182,755	81,914	-	255,630
Accrued expenses	1,029,624	527,323	-	559,329

Total liabilities.	100,362,614	33,152,696	8,062,791	44,960,834

Net Assets	$961,713,448	$679,939,430	$277,614,169	$1,104,880,119

Net assets consist of:
Shares of beneficial interest	$1,572,758,491	$601,803,922	$302,915,866	$1,421,286,709
Distributable earnings (loss)	(611,045,043)	78,135,508	(25,301,697)	(316,406,590)

Net Assets	$961,713,448	$679,939,430	$277,614,169	$1,104,880,119

Shares outstanding (unlimited amount authorized, $0.01 par value)	11,150,000	18,210,000	6,380,000	74,550,000
Net asset value	$86.25	$37.34	$43.51	$14.82

Market price	$86.25	$37.33	$43.51	$14.83

Unaffiliated investments in securities, at cost	$1,022,623,716	$573,485,855	$286,800,100	$1,267,835,498

Affiliated investments in securities, at cost	$89,819,993	$32,823,914	$7,162,903	$46,201,639

Foreign currencies, at cost	$-	$-	$-	$-

(a) Includes securities on loan with an aggregate value of:	$87,572,805	$32,095,879	$7,089,103	$38,844,999

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	Invesco International Dividend AchieversTM ETF (PID)

$1,441,588,671	$1,085,381,561
182,305,233	115,573,220
-	-
-	836,973

3,356,185	1,270,302
17,973	86,336
-	-
-	4,552
-	461,942
22,542	24,295

1,627,290,604	1,203,639,181

1,113,318	842,650

-	4,625
182,307,899	115,573,830
-	-
-	-
478,844	350,449
106,859	158,822
991,907	736,639

184,998,827	117,667,015

$1,442,291,777	$1,085,972,166

$1,720,252,555	$1,446,148,542
(277,960,778)	(360,176,376)

$1,442,291,777	$1,085,972,166

72,190,000	59,650,000
$19.98	$18.21

$19.97	$18.22

$1,456,553,644	$985,546,382

$182,307,899	$115,573,830

$-	$836,386

$181,170,645	$113,272,473

37

Statements of Operations

For the year ended April 30, 2023

	Invesco BuyBack AchieversTM ETF (PKW)	Invesco Dividend AchieversTM ETF (PFM)	Invesco Dow Jones Industrial Average Dividend ETF (DJD)	Invesco Financial Preferred ETF (PGF)	Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	Invesco International Dividend AchieversTM ETF (PID)
Investment income:
Unaffiliated dividend income	$22,313,620	$16,543,407	$9,271,586	$70,790,437	$66,419,655	$34,922,597
Affiliated dividend income	37,893	16,092	7,880	64,477	23,482	12,983
Securities lending income, net	1,328,312	48,713	29,920	2,144,563	230,230	3,003,897
Foreign withholding tax	(17,837)	(359)	-	-	-	(3,182,282)

Total investment income	23,661,988	16,607,853	9,309,386	72,999,477	66,673,367	34,757,195

Expenses:
Unitary management fees.	-	-	182,498	-	-	-
Advisory fees	6,279,930	2,743,061	-	6,076,785	5,597,302	3,475,866
Sub-licensing fees	1,255,977	685,759	-	370,678	1,399,313	868,959
Accounting & administration fees	124,178	69,442	-	100,100	94,431	64,011
Custodian & transfer agent fees	12,954	9,990	-	26,217	20,794	36,130
Trustees’ and officer’s fees	7,375	8,251	-	953	12,350	3,443
Other expenses.	128,686	118,916	-	179,273	139,313	153,916

Total expenses	7,809,100	3,635,419	182,498	6,754,006	7,263,503	4,602,325

Less: Waivers	(1,222)	(559)	(260)	(2,122)	(936)	(503)

Net expenses	7,807,878	3,634,860	182,238	6,751,884	7,262,567	4,601,822

Net investment income	15,854,110	12,972,993	9,127,148	66,247,593	59,410,800	30,155,373

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(67,320,479)	(8,679,568)	(10,262,178)	(98,929,171)	(71,248,125)	(38,885,902)
Affiliated investment securities	27,340	6,550	(1,593)	7,034	30,908	27,852
In-kind redemptions	64,173,455	30,875,370	14,286,763	(20,792,654)	51,858,406	1,694,587
Foreign currencies	-	-	-	-	-	(20,269)

Net realized gain (loss)	(3,119,684)	22,202,352	4,022,992	(119,714,791)	(19,358,811)	(37,183,732)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	47,180,506	(12,546,938)	(11,509,918)	55,250,932	(62,218,101)	47,645,618
Affiliated investment securities	(18,185)	(665)	(106)	(4,205)	(6,024)	(15,028)
Foreign currencies	-	-	-	-	-	553

Change in net unrealized appreciation (depreciation)	47,162,321	(12,547,603)	(11,510,024)	55,246,727	(62,224,125)	47,631,143

Net realized and unrealized gain (loss)	44,042,637	9,654,749	(7,487,032)	(64,468,064)	(81,582,936)	10,447,411

Net increase (decrease) in net assets resulting from operations	$59,896,747	$22,627,742	$1,640,116	$1,779,529	$(22,172,136)	$40,602,784

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

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39

Statements of Changes in Net Assets

For the years ended April 30, 2023 and 2022

	Invesco BuyBack AchieversTM ETF (PKW)		Invesco Dividend AchieversTM ETF (PFM)
	2023	2022	2023	2022

Operations:
Net investment income	$15,854,110	$13,561,281	$12,972,993	$12,298,412
Net realized gain (loss)	(3,119,684)	306,944,615	22,202,352	31,053,463
Change in net unrealized appreciation (depreciation)	47,162,321	(360,848,917)	(12,547,603)	(16,226,427)

Net increase (decrease) in net assets resulting from operations	59,896,747	(40,343,021)	22,627,742	27,125,448

Distributions to Shareholders from:
Distributable earnings	(16,348,748)	(13,422,838)	(13,464,204)	(13,107,685)

Shareholder Transactions:
Proceeds from shares sold	743,282,119	2,252,237,604	59,714,340	150,154,995
Value of shares repurchased	(1,177,563,994)	(2,690,143,843)	(93,589,004)	(74,476,740)

Net increase (decrease) in net assets resulting from share transactions	(434,281,875)	(437,906,239)	(33,874,664)	75,678,255

Net increase (decrease) in net assets	(390,733,876)	(491,672,098)	(24,711,126)	89,696,018

Net assets:
Beginning of year	1,352,447,324	1,844,119,422	704,650,556	614,954,538

End of year	$961,713,448	$1,352,447,324	$679,939,430	$704,650,556

Changes in Shares Outstanding:
Shares sold	8,770,000	24,680,000	1,660,000	3,980,000
Shares repurchased	(13,620,000)	(29,720,000)	(2,620,000)	(1,940,000)
Shares outstanding, beginning of year	16,000,000	21,040,000	19,170,000	17,130,000

Shares outstanding, end of year	11,150,000	16,000,000	18,210,000	19,170,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Dow Jones Industrial Average Dividend ETF (DJD)		Invesco Financial Preferred ETF (PGF)		Invesco High Yield Equity Dividend AchieversTM ETF (PEY)		Invesco International Dividend AchieversTM ETF (PID)
2023	2022	2023	2022	2023	2022	2023	2022

$9,127,148	$5,353,998	$66,247,593	$81,271,486	$59,410,800	$41,205,809	$30,155,373	$17,891,427
4,022,992	12,259,207	(119,714,791)	(12,462,028)	(19,358,811)	79,780,048	(37,183,732)	64,738,848
(11,510,024)	(7,855,266)	55,246,727	(285,771,109)	(62,224,125)	(69,366,090)	47,631,143	(28,952,371)

1,640,116	9,757,939	1,779,529	(216,961,651)	(22,172,136)	51,619,767	40,602,784	53,677,904

(8,679,403)	(5,064,485)	(67,814,596)	(81,068,351)	(59,133,912)	(40,404,752)	(30,709,658)	(21,523,716)

200,291,700	95,391,520	103,616,841	77,281,439	637,280,106	584,935,091	309,440,797	360,195,991
(121,397,362)	(49,084,102)	(274,009,942)	(265,030,321)	(266,937,388)	(372,374,068)	(8,781,817)	(196,500,293)

78,894,338	46,307,418	(170,393,101)	(187,748,882)	370,342,718	212,561,023	300,658,980	163,695,698

71,855,051	51,000,872	(236,428,168)	(485,778,884)	289,036,670	223,776,038	310,552,106	195,849,886

205,759,118	154,758,246	1,341,308,287	1,827,087,171	1,153,255,107	929,479,069	775,420,060	579,570,174

$277,614,169	$205,759,118	$1,104,880,119	$1,341,308,287	$1,442,291,777	$1,153,255,107	$1,085,972,166	$775,420,060

4,570,000	2,120,000	6,750,000	4,150,000	30,470,000	27,460,000	17,980,000	19,000,000
(2,780,000)	(1,090,000)	(18,100,000)	(14,950,000)	(13,160,000)	(17,580,000)	(520,000)	(10,350,000)
4,590,000	3,560,000	85,900,000	96,700,000	54,880,000	45,000,000	42,190,000	33,540,000

6,380,000	4,590,000	74,550,000	85,900,000	72,190,000	54,880,000	59,650,000	42,190,000

41

Financial Highlights

Invesco BuyBack AchieversTM ETF (PKW)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$84.53	$87.65	$54.42	$63.60	$56.93

Net investment income(a)	1.06	0.76	0.88	1.01	0.73
Net realized and unrealized gain (loss) on investments	1.78	(3.16)	33.35	(9.13)	6.67

Total from investment operations	2.84	(2.40)	34.23	(8.12)	7.40

Distributions to shareholders from:
Net investment income	(1.12)	(0.72)	(1.00)	(1.06)	(0.73)

Net asset value at end of year	$86.25	$84.53	$87.65	$54.42	$63.60

Market price at end of year(b)	$86.25	$84.50	$87.72	$54.45	$63.62

Net Asset Value Total Return(c)	3.45%	(2.79)%	63.54%	(12.81)%	13.16%
Market Price Total Return(c)	3.48%	(2.90)%	63.58%	(12.79)%	13.16%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$961,713	$1,352,447	$1,844,119	$718,331	$1,313,404
Ratio to average net assets of:
Expenses	0.62%	0.61%	0.64%	0.62%	0.62%
Net investment income	1.26%	0.83%	1.27%	1.60%	1.25%
Portfolio turnover rate(d)	60%	80%	93%	56%	76%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dividend AchieversTM ETF (PFM)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$36.76	$35.90	$27.27	$28.52	$25.22

Net investment income(a)	0.68	0.68	0.62	0.61	0.59
Net realized and unrealized gain (loss) on investments	0.61	0.90	8.61	(1.20)	3.29

Total from investment operations	1.29	1.58	9.23	(0.59)	3.88

Distributions to shareholders from:
Net investment income	(0.71)	(0.72)	(0.60)	(0.66)	(0.58)

Net asset value at end of year	$37.34	$36.76	$35.90	$27.27	$28.52

Market price at end of year(b)	$37.33	$36.78	$35.90	$27.31	$28.52

Net Asset Value Total Return(c)	3.64%	4.40%	34.21%	(2.04)%	15.63%
Market Price Total Return(c)	3.56%	4.46%	34.02%	(1.89)%	15.53%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$679,939	$704,651	$614,955	$306,780	$299,475
Ratio to average net assets of:
Expenses	0.53%	0.52%	0.53%	0.53%	0.54%
Net investment income	1.89%	1.80%	1.97%	2.13%	2.22%
Portfolio turnover rate(d)	8%	12%	28%	20%	13%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights–(continued)

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$44.83	$43.47	$33.17	$36.98		$33.32

Net investment income(a)	1.51	1.36	1.27	1.10		0.91
Net realized and unrealized gain (loss) on investments	(1.42)	1.29	10.40	(3.80)		3.74

Total from investment operations	0.09	2.65	11.67	(2.70)		4.65

Distributions to shareholders from:
Net investment income	(1.41)	(1.29)	(1.37)	(1.11)		(0.99)

Net asset value at end of year.	$43.51	$44.83	$43.47	$33.17		$36.98

Market price at end of year(b)	$43.51	$44.82	$43.52	$33.21		$37.02

Net Asset Value Total Return(c)	0.37%	6.19%	36.03%	(7.33)%		14.24%
Market Price Total Return(c)	0.39%	6.04%	36.03%	(7.32)%		14.25%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$277,614	$205,759	$154,758	$116,108		$73,967
Ratio to average net assets of:
Expenses, after Waivers	0.07%	0.07%	0.07%	0.08	%(d)	0.09%
Expenses, prior to Waivers	0.07%	0.07%	0.07%	0.08	%(d)	0.10%
Net investment income	3.50%	3.04%	3.43%	3.04	%(d)	2.62%
Portfolio turnover rate(e)	20%	15%	50%	14%		20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Financial Preferred ETF (PGF)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$15.61	$18.89	$18.05	$18.33	$18.32

Net investment income(a)	0.84	0.87	0.94	0.94	0.97
Net realized and unrealized gain (loss) on investments	(0.77)	(3.28)	0.82	(0.27)	0.05

Total from investment operations	0.07	(2.41)	1.76	0.67	1.02

Distributions to shareholders from:
Net investment income	(0.86)	(0.87)	(0.92)	(0.95)	(1.01)

Net asset value at end of year	$14.82	$15.61	$18.89	$18.05	$18.33

Market price at end of year(b)	$14.83	$15.55	$18.96	$18.07	$18.35

Net Asset Value Total Return(c)	0.46%	(13.34)%	9.94%	3.78%	5.79%
Market Price Total Return(c)	0.92%	(13.99)%	10.22%	3.77%	5.97%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,104,880	$1,341,308	$1,827,087	$1,462,590	$1,385,773
Ratio to average net assets of:
Expenses	0.56%	0.57%	0.62%	0.61%	0.62%
Net investment income	5.45%	4.71%	5.02%	5.10%	5.35%
Portfolio turnover rate(d)	15%	23%	23%	31%	21%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Financial Highlights–(continued)

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$21.01	$20.66	$14.21	$18.25	$17.12

Net investment income(a)	0.87	0.85	0.69	0.75	0.63
Net realized and unrealized gain (loss) on investments	(1.04)	0.33	6.51	(4.03)	1.17

Total from investment operations	(0.17)	1.18	7.20	(3.28)	1.80

Distributions to shareholders from:
Net investment income	(0.86)	(0.83)	(0.75)	(0.76)	(0.67)

Net asset value at end of year	$19.98	$21.01	$20.66	$14.21	$18.25

Market price at end of year(b)	$19.97	$21.03	$20.65	$14.24	$18.26

Net Asset Value Total Return(c)	(0.81)%	5.87%	52.20%	(18.57)%	10.79%
Market Price Total Return(c)	(0.96)%	6.01%	51.80%	(18.44)%	10.86%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,442,292	$1,153,255	$929,479	$630,938	$834,224
Ratio to average net assets of:
Expenses	0.52%	0.52%	0.53%	0.52%	0.53%
Net investment income	4.25%	4.07%	4.20%	4.30%	3.58%
Portfolio turnover rate(d)	57%	49%	74%	51%	50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco International Dividend AchieversTM ETF (PID)

	Years Ended April 30,
	2023		2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$18.38		$17.28	$12.12	$16.44	$15.92

Net investment income(a)	0.60		0.51	0.45	0.61	0.58
Net realized and unrealized gain (loss) on investments	(0.16	)(b)	1.21	5.21	(4.20)	0.48

Total from investment operations.	0.44		1.72	5.66	(3.59)	1.06

Distributions to shareholders from:
Net investment income	(0.61)		(0.62)	(0.50)	(0.73)	(0.54)

Net asset value at end of year	$18.21		$18.38	$17.28	$12.12	$16.44

Market price at end of year(c)	$18.22		$18.40	$17.25	$12.07	$16.45

Net Asset Value Total Return(d)	2.74%		10.11%	47.87%	(22.71)%	6.99%
Market Price Total Return(d)	2.68%		10.43%	48.23%	(23.07)%	7.13%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,085,972		$775,420	$579,570	$510,252	$766,283
Ratio to average net assets of:
Expenses	0.53%		0.53%	0.56%	0.53%	0.54%
Net investment income	3.47%		2.79%	3.18%	3.92%	3.70%
Portfolio turnover rate(e)	38%		44%	69%	45%	47%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco BuyBack AchieversTM ETF (PKW)	“BuyBack AchieversTM ETF”

Invesco Dividend AchieversTM ETF (PFM)	“Dividend AchieversTM ETF”

Invesco Dow Jones Industrial Average Dividend ETF (DJD)	“Dow Jones Industrial Average Dividend ETF”

Invesco Financial Preferred ETF (PGF)	“Financial Preferred ETF”

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	“High Yield Equity Dividend AchieversTM ETF”

Invesco International Dividend AchieversTM ETF (PID)	“International Dividend AchieversTM ETF”

    Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market LLC, except for Shares of Dow Jones Industrial Average Dividend ETF and Financial Preferred ETF, which are listed and traded on NYSE Arca, Inc.

    The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

    The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

BuyBack AchieversTM ETF	NASDAQ US BuyBack AchieversTM Index

Dividend AchieversTM ETF	NASDAQ US Broad Dividend AchieversTM Index

Dow Jones Industrial Average Dividend ETF	Dow Jones Industrial Average Yield Weighted

Financial Preferred ETF	ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index

High Yield Equity Dividend AchieversTM ETF	NASDAQ US Dividend AchieversTM 50 Index

International Dividend AchieversTM ETF	NASDAQ International Dividend AchieversTM Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

    Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

45

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest

46

income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except for Financial Preferred ETF and High Yield Equity Dividend Achievers™ ETF, which declare and pay dividends from net investment income, if any, monthly) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - Certain Funds are subject to foreign withholding tax imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. Certain Funds may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. Certain Funds will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign tax reclaims on the Statements of Assets and Liabilities. There is no guarantee that a Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statements of Operations, and any related interest is included in Unaffiliated interest

47

income. Certain Funds may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are excluded from the unitary management fee and are reflected on the Statements of Operations as Professional fees, if any. In the event tax refunds received by a Fund during the fiscal year exceed the foreign withholding taxes paid by a Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended April 30, 2023, the Funds did not enter into any closing agreements.

G.

Expenses - Each Fund (except for Dow Jones Industrial Average Dividend ETF) is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Dow Jones Industrial Average Dividend ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be

48

indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

BuyBack AchieversTM ETF	$89,331

Dividend AchieversTM ETF	3,259

Dow Jones Industrial Average Dividend ETF	1,861

Financial Preferred ETF	178,303

High Yield Equity Dividend AchieversTM ETF	11,888

International Dividend AchieversTM ETF	208,258

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

L.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts,

49

may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Dividend Paying Security Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

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Non-Diversified Fund Risk. Because Dow Jones Industrial Average Dividend ETF and Financial Preferred ETF are non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If a Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except Dow Jones Industrial Average Dividend ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.40% of the Fund’s average daily net assets, except for BuyBack AchieversTM ETF and Financial Preferred ETF, each of which accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

    Pursuant to another Investment Advisory Agreement, Dow Jones Industrial Average Dividend ETF accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee of 0.07% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Dow Jones Industrial Average Dividend ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

    The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except Dow Jones Industrial Average Dividend ETF), pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each Fund (except for BuyBack Achievers™ ETF and Financial Preferred ETF) from exceeding 0.50% of the Fund’s average daily net assets per year (0.60% of the Fund’s average daily net assets per year for BuyBack Achievers™ ETF and Financial Preferred ETF) (the “Expense Cap”), through at least August 31, 2025. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2025. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. For each Fund (excluding the Dow Jones Industrial Average Dividend ETF), the Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap.

    Further, through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

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    For the fiscal year ended April 30, 2023, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

BuyBack AchieversTM ETF	$1,222

Dividend AchieversTM ETF	559

Dow Jones Industrial Average Dividend ETF	260

Financial Preferred ETF	2,122

High Yield Equity Dividend AchieversTM ETF	936

International Dividend AchieversTM ETF	503

    The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

    There are no amounts available for potential recapture by the Adviser as of April 30, 2023.

    The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

    The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

BuyBack AchieversTM ETF	Nasdaq, Inc.

Dividend AchieversTM ETF	Nasdaq, Inc.

Dow Jones Industrial Average Dividend ETF	S&P Dow Jones Indices LLC

Financial Preferred ETF	ICE Data Indices, LLC

High Yield Equity Dividend AchieversTM ETF	Nasdaq, Inc.

International Dividend AchieversTM ETF	Nasdaq, Inc.

    Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for Dow Jones Industrial Average Dividend ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

    The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

    For the fiscal year ended April 30, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

BuyBack AchieversTM ETF	$151,393

Dividend AchieversTM ETF	6,709

Dow Jones Industrial Average Dividend ETF	10,306

High Yield Equity Dividend AchieversTM ETF	94,265

International Dividend AchieversTM ETF	27,030

    Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

    For the fiscal year ended April 30, 2023, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

High Yield Equity Dividend AchieversTM ETF	$-	$6,378,136	$(3,409,805)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

52

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

BuyBack AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$961,189,123	$-	$-	$961,189,123

Money Market Funds	1,506,793	88,302,437	-	89,809,230

Total Investments	$962,695,916	$88,302,437	$-	$1,050,998,353

Dividend AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$679,536,388	$-	$-	$679,536,388

Money Market Funds	500,280	32,322,970	-	32,823,250

Total Investments	$680,036,668	$32,322,970	$-	$712,359,638

Dow Jones Industrial Average Dividend ETF

Investments in Securities

Common Stocks & Other Equity Interests	$277,034,100	$-	$-	$277,034,100

Money Market Funds	-	7,162,903	-	7,162,903

Total Investments	$277,034,100	$7,162,903	$-	$284,197,003

Financial Preferred ETF

Investments in Securities

Preferred Stocks	$1,088,347,062	$-	$-	$1,088,347,062

Money Market Funds	6,322,226	39,877,775	-	46,200,001

Total Investments	$1,094,669,288	$39,877,775	$-	$1,134,547,063

High Yield Equity Dividend AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,441,588,671	$-	$-	$1,441,588,671

Money Market Funds	-	182,305,233	-	182,305,233

Total Investments	$1,441,588,671	$182,305,233	$-	$1,623,893,904

International Dividend AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,085,381,561	$-	$-	$1,085,381,561

Money Market Funds	-	115,573,220	-	115,573,220

Total Investments	$1,085,381,561	$115,573,220	$-	$1,200,954,781

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NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2023 and 2022:

	2023	2022
	Ordinary Income*	Ordinary Income*

BuyBack AchieversTM ETF	$16,348,748	$13,422,838

Dividend AchieversTM ETF	13,464,204	13,107,685

Dow Jones Industrial Average Dividend ETF	8,679,403	5,064,485

Financial Preferred ETF	67,814,596	81,068,351

High Yield Equity Dividend AchieversTM ETF	59,133,912	40,404,752

International Dividend AchieversTM ETF	30,709,658	21,523,716

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

BuyBack AchieversTM ETF	$530,784	$(167,815)	$(66,906,864)	$-	$(544,501,148)	$1,572,758,491	$961,713,448

Dividend AchieversTM ETF	746,054	(1,734,894)	95,100,770	-	(15,976,422)	601,803,922	679,939,430

Dow Jones Industrial Average Dividend ETF	777,591	-	(12,899,365)	-	(13,179,923)	302,915,866	277,614,169

Financial Preferred ETF	-	(240,191)	(184,490,275)	-	(131,676,124)	1,421,286,709	1,104,880,119

High Yield Equity Dividend AchieversTM ETF	1,690,776	(97,984)	(31,984,562)	-	(247,569,008)	1,720,252,555	1,442,291,777

International Dividend AchieversTM ETF	518,816	(1,021,220)	85,215,831	515	(444,890,318)	1,446,148,542	1,085,972,166

    Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Funds have capital loss carryforwards as of April 30, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*

BuyBack AchieversTM ETF	$381,130,046	$163,371,102	$544,501,148

Dividend AchieversTM ETF	3,130,908	12,845,514	15,976,422

Dow Jones Industrial Average Dividend ETF	4,996,945	8,182,978	13,179,923

Financial Preferred ETF	12,429,581	119,246,543	131,676,124

High Yield Equity Dividend AchieversTM ETF	89,623,775	157,945,233	247,569,008

International Dividend AchieversTM ETF	194,403,696	250,486,622	444,890,318

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

BuyBack AchieversTM ETF	$743,568,026	$744,442,045

Dividend AchieversTM ETF	57,571,941	58,494,759

Dow Jones Industrial Average Dividend ETF	52,812,794	53,061,009

Financial Preferred ETF	180,098,726	193,437,869

High Yield Equity Dividend AchieversTM ETF	799,756,693	796,739,433

International Dividend AchieversTM ETF	336,099,690	335,269,514

54

    For the fiscal year ended April 30, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

BuyBack AchieversTM ETF	$743,340,609	$1,176,781,573

Dividend AchieversTM ETF	58,635,489	91,686,703

Dow Jones Industrial Average Dividend ETF	199,901,896	120,491,477

Financial Preferred ETF	101,810,242	273,358,033

High Yield Equity Dividend AchieversTM ETF	636,336,279	268,049,025

International Dividend AchieversTM ETF	309,337,267	8,779,511

    Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

    As of April 30, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

BuyBack AchieversTM ETF	$41,348,501	$(108,255,365)	$(66,906,864)	$1,117,905,217

Dividend AchieversTM ETF	125,533,330	(30,432,560)	95,100,770	617,258,868

Dow Jones Industrial Average Dividend ETF	10,257,817	(23,157,182)	(12,899,365)	297,096,368

Financial Preferred ETF	333,293	(184,823,568)	(184,490,275)	1,319,037,338

High Yield Equity Dividend AchieversTM ETF	64,132,149	(96,116,711)	(31,984,562)	1,655,878,466

International Dividend AchieversTM ETF	122,074,131	(36,858,300)	85,215,831	1,115,738,950

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and partnership reclasses, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

BuyBack AchieversTM ETF	$-	$(47,544,747)	$47,544,747

Dividend AchieversTM ETF	41,993	(29,226,342)	29,184,349

Dow Jones Industrial Average Dividend ETF	-	(13,375,593)	13,375,593

Financial Preferred ETF	296,818	35,157,295	(35,454,113)

High Yield Equity Dividend AchieversTM ETF	212,977	(49,246,605)	49,033,628

International Dividend AchieversTM ETF	(1,033,010)	(406,150)	1,439,160

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Dow Jones Industrial Average Dividend ETF. The Interested Trustee does not receive any Trustees’ fees.

    The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

55

    To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

    Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

    Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco BuyBack Achievers™ ETF, Invesco Dividend Achievers™ ETF, Invesco Dow Jones Industrial Average Dividend ETF, Invesco Financial Preferred ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco BuyBack Achievers™ ETF, Invesco Dividend Achievers™ ETF, Invesco Dow Jones Industrial Average Dividend ETF, Invesco Financial Preferred ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF (six of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023, and each of the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 26, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

57

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Dow Jones Industrial Average Dividend ETF), you incur advisory fees and other Fund expenses. As a shareholder of the Dow Jones Industrial Average Dividend ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2022	April 30, 2023	Six-Month Period	Six-Month Period(1)

Invesco BuyBack AchieversTM ETF (PKW)

Actual	$1,000.00	$1,023.40	0.62%	$3.11

Hypothetical (5% return before expenses)	1,000.00	1,021.72	0.62	3.11

Invesco Dividend AchieversTM ETF (PFM)

Actual	1,000.00	1,056.30	0.54	2.75

Hypothetical (5% return before expenses)	1,000.00	1,022.12	0.54	2.71

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

Actual	1,000.00	1,040.20	0.07	0.35

Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.07	0.35

Invesco Financial Preferred ETF (PGF)

Actual	1,000.00	1,062.00	0.56	2.86

Hypothetical (5% return before expenses)	1,000.00	1,022.02	0.56	2.81

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

Actual	1,000.00	991.50	0.52	2.57

Hypothetical (5% return before expenses)	1,000.00	1,022.22	0.52	2.61

58

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2022	April 30, 2023	Six-Month Period	Six-Month Period(1)

Invesco International Dividend AchieversTM ETF (PID)

Actual	$1,000.00	$1,140.60	0.54%	$2.87

Hypothetical (5% return before expenses)	1,000.00	1,022.12	0.54	2.71

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

59

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2023:

			Corporate
	Qualified	Qualified	Dividends	U.S.	Business
	Business	Dividend	Received	Treasury	Interest
	Income*	Income*	Deduction*	Obligations*	Income*

Invesco BuyBack AchieversTM ETF	0%	100%	100%	0%	0%

Invesco Dividend AchieversTM ETF	0%	100%	100%	0%	0%

Invesco Dow Jones Industrial Average Dividend ETF	0%	100%	100%	0%	0%

Invesco Financial Preferred ETF	0%	100%	93%	0%	0%

Invesco High Yield Equity Dividend AchieversTM ETF	0%	100%	100%	0%	0%

Invesco International Dividend AchieversTM ETF	0%	71%	1%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes	Foreign Source
	Per Share	Income Per Share

Invesco International Dividend AchieversTM ETF	$0.0387	$0.5997

60

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	216	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	216	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	216	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	216	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	216	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	216	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	216	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

65

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	216	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	216	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

66

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

67

Trustees and Officers–(continued)

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	216	None

*	These are the dates the Interested Trustee began serving the Trust in her current positions. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

68

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

69

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

70

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

71

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF	Invesco S&P 500® Equal Weight Materials ETF
Invesco NASDAQ Internet ETF	Invesco S&P 500® Equal Weight Real Estate ETF
Invesco Raymond James SB-1 Equity ETF	Invesco S&P 500® Equal Weight Technology ETF
Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500® Equal Weight Communication Services ETF	Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P 500® Top 50 ETF
Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P MidCap 400® Equal Weight ETF
Invesco S&P 500® Equal Weight ETF	Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P 500® Equal Weight Financials ETF	Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P 500® Equal Weight Industrials ETF	Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

72

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Raymond James SB-1 Equity ETF			X

Invesco S&P 500 BuyWrite ETF	X	N/A	X

Invesco S&P 500® Equal Weight Communication Services ETF			X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF			X

Invesco S&P 500® Equal Weight ETF	X	X	X

Invesco S&P 500® Equal Weight Financials ETF			X

Invesco S&P 500® Equal Weight Health Care ETF			X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF			X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF		X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF			X

Invesco S&P MidCap 400® Equal Weight ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that

73

Approval of Investment Advisory Contracts–(continued)

the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco S&P 500® Equal Weight ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

74

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF	Invesco Dynamic Semiconductors ETF
Invesco BuyBack AchieversTM ETF	Invesco Dynamic Software ETF
Invesco Dividend AchieversTM ETF	Invesco Financial Preferred ETF
Invesco DWA Basic Materials Momentum ETF	Invesco FTSE RAFI US 1000 ETF
Invesco DWA Consumer Cyclicals Momentum ETF	Invesco FTSE RAFI US 1500 Small-Mid ETF
Invesco DWA Consumer Staples Momentum ETF	Invesco Global Listed Private Equity ETF
Invesco DWA Energy Momentum ETF	Invesco Golden Dragon China ETF
Invesco DWA Financial Momentum ETF	Invesco High Yield Equity Dividend AchieversTM ETF
Invesco DWA Healthcare Momentum ETF	Invesco International Dividend AchieversTM ETF
Invesco DWA Industrials Momentum ETF	Invesco MSCI Sustainable Future ETF
Invesco DWA Momentum ETF	Invesco S&P 100 Equal Weight ETF
Invesco DWA Technology Momentum ETF	Invesco S&P 500 GARP ETF
Invesco DWA Utilities Momentum ETF	Invesco S&P 500® Quality ETF
Invesco Dynamic Biotechnology & Genome ETF	Invesco S&P 500 Value with Momentum ETF
Invesco Dynamic Building & Construction ETF	Invesco S&P MidCap Momentum ETF
Invesco Dynamic Energy Exploration & Production ETF	Invesco S&P MidCap Quality ETF
Invesco Dynamic Food & Beverage ETF	Invesco S&P MidCap Value with Momentum ETF
Invesco Dynamic Large Cap Growth ETF	Invesco S&P SmallCap Momentum ETF
Invesco Dynamic Large Cap Value ETF	Invesco S&P SmallCap Value with Momentum ETF
Invesco Dynamic Leisure and Entertainment ETF	Invesco S&P Spin-Off ETF
Invesco Dynamic Market ETF	Invesco Water Resources ETF
Invesco Dynamic Media ETF	Invesco WilderHill Clean Energy ETF
Invesco Dynamic Networking ETF	Invesco Zacks Mid-Cap ETF
Invesco Dynamic Oil & Gas Services ETF	Invesco Zacks Multi-Asset Income ETF
Invesco Dynamic Pharmaceuticals ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration

75

Approval of Investment Advisory Contracts–(continued)

statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2025, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF,

76

Approval of Investment Advisory Contracts–(continued)

Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

		Equal to/Lower	Lower than
	Equal	than Open-End	Open-End
	to/Lower	Index Fund	Active Fund
Invesco Fund	than ETF Peer Median	Peer Median*	Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco DWA Basic Materials Momentum ETF	X		X

Invesco DWA Consumer Cyclicals Momentum ETF	X		X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF			X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF			X

Invesco Dynamic Leisure and Entertainment ETF	X		X

Invesco Dynamic Market ETF			X

Invesco Dynamic Media ETF	X		X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF			X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF	X	N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF			X

Invesco International Dividend AchieversTM ETF	X		X

77

Approval of Investment Advisory Contracts–(continued)

		Equal to/Lower	Lower than
	Equal	than Open-End	Open-End
	to/Lower	Index Fund	Active Fund
Invesco Fund	than ETF Peer Median	Peer Median*	Peer Median

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

	Equal	Equal
	to/Lower	to/Lower than	Lower than
	than ETF	Open-End	Open-End
	Peer	Index Fund	Active Fund
Invesco Fund	Median	Peer Median*	Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF		X	X

Invesco DWA Basic Materials Momentum ETF			X

Invesco DWA Consumer Cyclicals Momentum ETF			X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF		X	X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF			X

78

Approval of Investment Advisory Contracts–(continued)

	Equal	Equal
	to/Lower	to/Lower than	Lower than
	than ETF	Open-End	Open-End
	Peer	Index Fund	Active Fund
Invesco Fund	Median	Peer Median*	Peer Median

Invesco Dynamic Leisure and Entertainment ETF			X

Invesco Dynamic Market ETF			X

Invesco Dynamic Media ETF			X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF			X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF		N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF		X	X

Invesco International Dividend AchieversTM ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF’s, Invesco Dynamic Oil & Gas ETF’s, Invesco S&P Spin-Off ETF’s, Invesco Global Listed Private Equity ETF’s, Invesco Zacks Mid-Cap ETF’s and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco FTSE RAFI US 1000 ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

79

Approval of Investment Advisory Contracts–(continued)

Based on all of the information provided, the Board determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

80

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
April 30, 2023

PBE	Invesco Dynamic Biotechnology & Genome ETF

PKB	Invesco Dynamic Building & Construction ETF

PXE	Invesco Dynamic Energy Exploration & Production ETF

PBJ	Invesco Dynamic Food & Beverage ETF

PEJ	Invesco Dynamic Leisure and Entertainment ETF

PBS	Invesco Dynamic Media ETF

PXQ	Invesco Dynamic Networking ETF

PXJ	Invesco Dynamic Oil & Gas Services ETF

PJP	Invesco Dynamic Pharmaceuticals ETF

PSI	Invesco Dynamic Semiconductors ETF

PSJ	Invesco Dynamic Software ETF

2

The Market Environment

Domestic Equity

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of the second quarter of 2022 amid substantial inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the Consumer Price Index (CPI) rose 8.6% for the 12 months ended May 2022.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the US Federal Reserve (the Fed) raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which represented the largest series of increases in nearly 30 years.3 US equity markets rose in July and August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming, which sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data showed inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target benchmark federal funds rate by 0.75% in November and by 0.50% in December.3

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the likelihood of a recession and the risk of a deeper recession than initially anticipated. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread to other sectors sent investors to safe haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the benchmark federal funds rate by just 0.25% in February and March 2023, a slower pace than in 2022.3 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil. Markets stabilized in April due to milder inflation data and better-than-expected corporate earnings. For the 12 months ending March 31, 2023, the CPI came in at 5%, the smallest 12-month increase since the period ending May 2021.1 The March month-over-

month CPI rose by 0.1%, a decline from an increase of 0.4% in February.1 The labor market remained tight and the unemployment rate held at a historically low 3.5%.2 As corporate earnings season got underway, a number of companies, including some big tech names provided optimistic future guidance.

In this environment, US stocks for the fiscal year ended April 30, 2023, had returns of 2.66%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Global Equity

Global equity markets declined at the beginning of the fiscal year as record inflation, rising interest rates, recession fears and Russia’s invasion of Ukraine led to generally weaker consumer sentiment around the globe. To tame inflation, Western central banks raised interest rates, which was in contrast to some central banks in the East, that lowered their policy rate or kept rates the same. Inflation headwinds continued into the third quarter of 2022, with several central banks continuing to raise interest rates to combat inflation.

Global equity markets posted gains for the fourth quarter of 2022, after better inflation data sparked a rally in October and November. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023, as inflation remained above target levels. International stocks outperformed US stocks, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter, driven by China, which eased its zero-COVID-19 policy and started to reopen.

For the first quarter of 2023, global equity markets managed to deliver gains despite volatility and a banking crisis. January’s rally gave way to mixed global equity results in February, as inflation appeared more persistent than expected, boosting expectations that interest rates may stay higher for longer. The quarter’s largest shock came in March as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Credit Suisse, led to a selloff in US and European financial stocks. Amid the banking turmoil, some global central banks continued to raise interest rates to fight inflation. Though they lagged international developed market equities, emerging market equities also delivered gains for the quarter.

In April 2023, developed market equities posted a modest gain supported by positive economic data, while emerging market equities declined for the month. Within emerging markets, the Chinese equity market was negatively affected by renewed geopolitical tensions between the US and China. For the fiscal year ended April 30, 2023, developed market equities posted a positive return, outperforming emerging market equities, which ended the period in negative territory.

3

PBE	Management’s Discussion of Fund Performance
Invesco Dynamic Biotechnology & Genome ETF (PBE)

As an index fund, the Invesco Dynamic Biotechnology & Genome ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Biotech & Genome Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. biotechnology and genome companies. These companies are engaged principally in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. These companies may include, for example, biopharmaceutical companies that actively participate in the research and development, animal testing and partial human testing phases of drug development, typically using biotechnological techniques that required the use of living organisms, cells and/or components of cells; outsourced services companies that utilize drug delivery technologies in the development of therapeutics for the biopharmaceutical industry or provide biopharmaceutical companies with novel biological targets and drug leads, and scientific products such as bio-analytical instruments, reagents, and chemicals. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 11.29%. On a net asset value (“NAV”) basis, the Fund returned 11.25%. During the same time period, the Index returned 11.83%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Biotechnology Index (the “Benchmark Index”) returned 13.79%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the biotechnology industry. It is important to note, however, that the Index includes stocks from its proprietary “Biotechnology & Genome Group Universe” of which approximately 95% are considered pharmaceuticals, biotechnology and life sciences, while the remaining 5% of the Index contains stocks in other industry groups including materials, health care equipment & services, and technology hardware & equipment. The Benchmark Index contains 100% biotechnology companies. This Benchmark Index is relevant as a comparison, but the disparity compared to pure biotechnology exposure may produce potentially significant differences in performance when compared to the Fund.

Relative to the Benchmark Index, the Fund was most overweight in the life sciences tools & services sub-industry and most underweight in the biotechnology sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocations to the health care services and life sciences tools & services sub-industries.

For the fiscal year ended April 30, 2023, the biotechnology sub-industry contributed most significantly to the Fund’s return. The health care services sub-industry detracted most significantly from the Fund’s return, followed by the pharmaceuticals sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Chemocentryx, Inc., a pharmaceuticals company (no longer held at fiscal year-end), and PTC Therapeutics, Inc., a biotechnology company (portfolio average weight of 2.03%). Positions that detracted most significantly from the Fund’s return during this period included Emergent BioSolutions Inc., a biotechnology company (no longer held at fiscal year-end), and Fulgent Genetics, Inc., a health care services company (portfolio average weight of 2.48%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Biotechnology	90.33
Pharmaceuticals	4.61
Sub-Industry Types Each Less Than 3%	5.04
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Vertex Pharmaceuticals, Inc.	5.96
Biogen, Inc.	5.72
Regeneron Pharmaceuticals, Inc.	5.50
Amgen, Inc.	5.15
Gilead Sciences, Inc.	4.97
Incyte Corp.	4.85
BioMarin Pharmaceutical, Inc.	4.64
United Therapeutics Corp.	4.61
PTC Therapeutics, Inc.	3.44
Avid Bioservices, Inc.	3.25
Total	48.09

*	Excluding money market fund holdings.

4

Invesco Dynamic Biotechnology & Genome ETF (PBE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Biotech & Genome Intellidex® Index	11.83%	6.23%	19.88%	6.05%	34.13%	8.87%	133.98%	9.05%	369.91%
S&P Composite 1500® Biotechnolgy Index	13.79	7.70	24.94	9.10	54.59	10.93	182.21	12.65	738.78
Fund
NAV Return	11.25	5.60	17.76	5.46	30.46	8.58	127.69	8.65	339.49
Market Price Return	11.29	5.52	17.49	5.43	30.28	8.57	127.58	8.64	339.13

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

PKB	Management’s Discussion of Fund Performance
Invesco Dynamic Building & Construction ETF (PKB)

As an index fund, the Invesco Dynamic Building & Construction ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Building & Construction Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. building and construction companies. These companies are engaged primarily in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large- scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. These companies also may include manufacturers of building materials for home improvement and general construction projects and specialized machinery used for building and construction, companies that provide installation, maintenance or repair work, and land developers. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 15.50%. On a net asset value (“NAV”) basis, the Fund returned 15.53%. During the same time period, the Index returned 16.24%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Construction & Engineering Index (the “Benchmark Index”) returned 33.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 15 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the building & construction industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the homebuilding sub-industry and most underweight in the construction & engineering sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the construction materials and building products sub-industries.

For the fiscal year ended April 30, 2023, the homebuilding sub-industry contributed most significantly to the Fund’s return. The gas utilities sub-industry detracted most significantly from the Fund’s return, followed by the electrical components & equipment sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Lennar Corp., Class A, a homebuilding company (portfolio average weight of 3.92%) and D.R. Horton, Inc., a homebuilding company (portfolio average weight of 4.02%). Positions that detracted most significantly from the Fund’s return during this period included Southwest Gas Holdings, Inc., a gas utilities company (portfolio average weight of 2.69%) and Dream Finders Homes, Inc., Class A, a homebuilding company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Homebuilding	54.82
Building Products	14.13
Construction & Engineering	9.82
Construction Materials	5.01
Other Specialty Retail	4.69
Home Improvement Retail	4.68
Sub-Industry Types Each Less Than 3%	6.86
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
PulteGroup, Inc.	5.86
D.R. Horton, Inc.	5.60
Lennar Corp., Class A	5.43
NVR, Inc.	5.35
Trane Technologies PLC	4.76
Tractor Supply Co.	4.69
Home Depot, Inc. (The)	4.68
Carlisle Cos., Inc.	3.83
Tecnoglass, Inc.	3.21
Tri Pointe Homes, Inc.	3.12
Total	46.53

*	Excluding money market fund holdings.

6

Invesco Dynamic Building & Construction ETF (PKB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Building & Construction Intellidex® Index	16.24%	23.78%	89.64%	10.57%	65.28%	10.27%	165.74%	8.12%	292.54%
S&P Composite 1500® Construction & Engineering Index	33.82	39.73	172.83	17.83	127.17	11.25	190.53	9.83	416.76
Fund
NAV Return	15.53	23.04	86.26	9.88	60.17	9.55	149.04	7.31	243.90
Market Price Return	15.50	22.93	85.79	9.87	60.09	9.56	149.23	7.30	243.60

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

PXE	Management’s Discussion of Fund Performance
Invesco Dynamic Energy Exploration & Production ETF (PXE)

As an index fund, the Invesco Dynamic Energy Exploration & Production ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Energy Exploration & Production Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. companies involved in the exploration and production of natural resources used to produce energy. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. These companies may include petroleum refineries that process the crude oil into finished products, such as gasoline and automotive lubricants, and companies involved in gathering and processing natural gas, and manufacturing natural gas liquid. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (0.34)%. On a net asset value (“NAV”) basis, the Fund returned (0.52)%. During the same time period, the Index returned 0.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period and differences in the treatment of a corporate action that was not tracked due to delayed announcements from the Index Provider, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Oil & Gas Exploration & Production Index (the “Benchmark Index”) returned 6.72%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas exploration & production sub-industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas refining & marketing sub-industry and most underweight in the oil & gas exploration & production sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection in the oil & gas exploration & production sub-industry.

For the fiscal year ended April 30, 2023, the oil & gas refining & marketing sub-industry contributed most significantly to the Fund’s return, followed by the integrated oil & gas sub-industry. The oil & gas exploration & production sub-industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Marathon Petroleum Corp., an oil & gas refining & marketing company (portfolio average weight of 5.20%) and Chord Energy Corp., an oil & gas exploration & production company (portfolio average weight of 3.17%). Positions that detracted most significantly from the Fund’s return during this period included Vital Energy, Inc., an oil & gas exploration & production company (no longer held at fiscal year-end) and Callon Petroleum Co., an oil & gas exploration & production company (portfolio average weight of 2.44%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Oil & Gas Exploration & Production	73.43
Oil & Gas Refining & Marketing	23.83
Gas Utilities	2.76
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Diamondback Energy, Inc.	5.49
Pioneer Natural Resources Co.	5.40
Devon Energy Corp.	5.15
Phillips 66	5.07
Marathon Petroleum Corp.	5.06
ConocoPhillips	5.02
Marathon Oil Corp.	4.85
Valero Energy Corp.	4.43
EQT Corp.	3.19
Civitas Resources, Inc.	3.19
Total	46.85

*	Excluding money market fund holdings.

8

Invesco Dynamic Energy Exploration & Production ETF (PXE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Energy Exploration & Production Intellidex® Index	0.37%	43.86%	197.74%	5.53%	30.90%	2.15%	23.68%	5.62%	160.70%
S&P Composite 1500® Oil & Gas Exploration & Production Index	6.72	44.28	200.33	7.32	42.37	2.46	27.46	4.40	112.40
Fund
NAV Return	(0.52)	42.92	191.93	4.89	26.97	1.58	17.00	5.00	134.93
Market Price Return	(0.34)	42.97	192.23	4.84	26.66	1.60	17.17	4.99	134.69

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

PBJ	Management’s Discussion of Fund Performance
Invesco Dynamic Food & Beverage ETF (PBJ)

As an index fund, the Invesco Dynamic Food & Beverage ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Food & Beverage Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. food and beverage companies. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. These companies may include consumer manufacturing of agricultural inputs like livestock and crops, as well as processed food and beverage products; food and beverage stores such as grocery stores, supermarkets, wholesale distributors of grocery items; and food and beverage services like restaurants, bars, snack bars, coffeehouses and other establishments providing food and refreshment. Companies with focused operations, such as tobacco growers and manufacturers or pet supplies stores, are specifically excluded from this universe. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 3.19%. On a net asset value (“NAV”) basis, the Fund returned 3.25%. During the same time period, the Index returned 3.88%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Food Beverage & Tobacco Index (the “Benchmark Index”) returned 5.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the food & beverage industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the food distributors sub-industry and most underweight in the soft drinks & non-alcoholic beverages sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the food retail sub-industry, followed by the Fund’s security selection in the packaged foods & meats sub-industry.

For the fiscal year ended April 30, 2023, the packaged foods & meats sub-industry contributed most significantly to the Fund’s return, followed by the soft drinks & non-alcoholic beverages sub-industry. The food retail and agricultural products & services sub-industries detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included General Mills, Inc., a packaged foods & meats company (portfolio average weight of 5.20%) and Performance Food Group Co., a food distributors company (portfolio average weight of 2.69%). Positions that detracted most significantly from the Fund’s return during this period included Andersons, Inc., a food distributors company (portfolio average weight of 1.94%) and Tyson Foods, Inc., Class A, a packaged foods & meats company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Packaged Foods & Meats	45.13
Soft Drinks & Non-alcoholic Beverages	15.75
Food Distributors	12.85
Food Retail	10.89
Agricultural Products & Services	7.26
Sub-Industry Types Each Less Than 3%	8.11
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Mondelez International, Inc., Class A	5.55
Hershey Co. (The)	5.47
General Mills, Inc.	5.33
PepsiCo, Inc.	5.22
Coca-Cola Co. (The)	5.17
Sysco Corp.	4.82
Kraft Heinz Co. (The)	4.75
Archer-Daniels-Midland Co.	4.63
Hostess Brands, Inc.	2.97
Lamb Weston Holdings, Inc.	2.93
Total	46.84

*	Excluding money market fund holdings.

10

Invesco Dynamic Food & Beverage ETF (PBJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Food & Beverage Intellidex® Index	3.88%	18.14%	64.90%	9.60%	58.14%	9.22%	141.47%	8.87%	355.62%
S&P Composite 1500® Food Beverage & Tobacco Index	5.97	15.25	53.08	10.81	67.04	9.50	147.79	11.11	555.85
Fund
NAV Return	3.25	17.50	62.23	9.00	53.83	8.55	127.19	8.18	306.78
Market Price Return	3.19	17.48	62.16	9.03	54.10	8.56	127.35	8.18	306.88

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

11

PEJ	Management’s Discussion of Fund Performance
Invesco Dynamic Leisure and Entertainment ETF (PEJ)

As an index fund, the Invesco Dynamic Leisure and Entertainment ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Leisure & Entertainment Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. leisure and entertainment companies. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries. These companies may include hospitality industry companies such as hotels, restaurants and bars, cruise lines, casinos, and all other recreation and amusement businesses, as well as entertainment programming companies engaged in the production of motion pictures, music by recording artists, programming for radio and television, related post-production and movie theaters. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (3.75)%. On a net asset value (“NAV”) basis, the Fund returned (3.71)%. During the same time period, the Index returned (3.12)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Hotels Restaurants & Leisure Index (the “Benchmark Index”) returned 15.71%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the leisure & entertainment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the movies & entertainment sub-industry and most underweight in the restaurants sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative underweight allocation to the restaurants sub-industry, followed by its relative overweight allocation to the movies & entertainment sub-industry.

For the fiscal year ended April 30, 2023, the restaurants sub-industry contributed most significantly to the Fund’s return, followed by the food distributors sub-industry. The hotels, resorts & cruise lines sub-industry detracted most significantly from the Fund’s return, followed by the movies & entertainment sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included World Wrestling Entertainment, Inc., Class A, a movies & entertainment company (portfolio average weight of 2.95%) and Performance Food Group Co., a food distributors company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Live Nation Entertainment, Inc., a movies & entertainment company (portfolio average weight of 4.94%) and Warner Bros. Discovery, Inc., Series A, a movies & entertainment company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Movies & Entertainment	27.80
Restaurants	23.39
Casinos & Gaming	13.84
Hotels, Resorts & Cruise Lines	10.65
Food Distributors	7.50
Passenger Airlines	7.48
Broadcasting	7.21
Interactive Media & Services	2.13
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Las Vegas Sands Corp.	5.54
Booking Holdings, Inc.	5.43
Yum! Brands, Inc.	5.26
Yum China Holdings, Inc.	4.93
Sysco Corp.	4.89
Warner Music Group Corp., Class A	4.67
Fox Corp., Class A	4.50
Live Nation Entertainment, Inc.	4.42
Cinemark Holdings, Inc.	3.61
World Wrestling Entertainment, Inc., Class A	3.31
Total	46.56

*	Excluding money market fund holdings.

12

Invesco Dynamic Leisure and Entertainment ETF (PEJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Leisure & Entertainment Intellidex® Index	(3.12)%	16.11%	56.52%	(0.40)%	(2.00)%	5.63%	72.91%	7.43%	259.69%
S&P Composite 1500® Hotels Restaurants & Leisure Index	15.71	18.07	64.60	9.72	59.02	12.33	219.85	11.75	626.48
Fund
NAV Return	(3.71)	15.52	54.16	(0.97)	(4.75)	4.94	61.89	6.77	222.26
Market Price Return	(3.75)	15.37	53.58	(1.01)	(4.95)	4.94	61.95	6.77	222.20

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

13

PBS	Management’s Discussion of Fund Performance
Invesco Dynamic Media ETF (PBS)

As an index fund, the Invesco Dynamic Media ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Media Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. media companies. These companies are engaged principally in the development, production, sale and distribution of goods or services used in the media industry. These companies produce and distribute information and entertainment content and may include television and radio stations, broadcast and cable networks, motion picture companies, music producers, print publishers, and providers of content delivered via the internet, as well as direct to home satellite services, traditional cable services, and advertising and related services. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (13.50)%. On a net asset value (“NAV”) basis, the Fund returned (13.54)%. During the same time period, the Index returned (14.47)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to revenue generated by the Fund’s securities lending program, partially offset by the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Media Index (the “Benchmark Index”) returned (1.62)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the media industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the interactive media & services sub-industry and most underweight in the cable & satellite sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the interactive media & services sub-industry.

For the fiscal year ended April 30, 2023, the movies & entertainment sub-industry contributed most significantly to the Fund’s return, followed by the IT consulting & other services sub-industry. The broadcasting sub-industry detracted most significantly from the Fund’s return, followed by the interactive media & services sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Netflix, Inc., a movies & entertainment company (portfolio average weight of 5.42%) and Meta Platforms Inc., Class A, an interactive media & services company (portfolio average weight of 5.32%). Positions that detracted most significantly from the Fund’s return during this period included iHeartMedia, Inc., Class A, a broadcasting company (portfolio average weight of 2.37%) and Gray Television, Inc., a broadcasting company (portfolio average weight of 1.88%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Interactive Media & Services	36.39
Broadcasting	23.21
Movies & Entertainment	17.10
Publishing	10.67
Advertising	8.08
Cable & Satellite	4.53
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Meta Platforms, Inc., Class A	7.41
Paramount Global, Class B	5.40
Omnicom Group, Inc.	5.26
Netflix, Inc.	5.19
Warner Music Group Corp., Class A	5.07
Pinterest, Inc., Class A	4.99
Fox Corp., Class A	4.88
Sirius XM Holdings, Inc.	4.53
World Wrestling Entertainment, Inc., Class A	3.59
Cars.com, Inc.	3.29
Total	49.61

*	Excluding money market fund holdings.

14

Invesco Dynamic Media ETF (PBS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Media Intellidex® Index	(14.47)%	8.23%	26.79%	4.42%	24.15%	6.69%	91.16%	6.01%	183.33%
S&P Composite 1500® Media Index	(1.62)	3.61	11.21	4.98	27.52	7.08	98.28	7.75	279.29
Fund
NAV Return	(13.54)	8.18	26.59	4.15	22.55	6.18	82.15	5.46	158.37
Market Price Return	(13.50)	8.19	26.65	4.12	22.40	6.18	82.14	5.46	158.24

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

15

PXQ	Management’s Discussion of Fund Performance
Invesco Dynamic Networking ETF (PXQ)

As an index fund, the Invesco Dynamic Networking ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Networking Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. networking companies. These companies are principally engaged in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions. These companies may include communications equipment companies that offer a broad range of access, transport, and connectivity equipment and devices which span across a diverse set of markets including enterprise networking, home networking, satellite, wireless (terrestrial), wireline wide area networking, and cable (CATV). Such companies also may provide integrated circuits specialized to facilitate communications within a network; software that enables, manages, supports, and secures enterprise networks; and equipment used to build storage networks, which are specialized, high speed networks dedicated to accessing storage data. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (8.66)%. On a net asset value (“NAV”) basis, the Fund returned (8.77)%. During the same time period, the Index returned (8.28)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, partially offset by revenue generated from the Fund’s securities lending program.

During this same time period, the S&P Composite 1500® Communications Equipment Index (the “Benchmark Index”) returned 5.46%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the communications equipment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the systems software sub-industry and most underweight in the communications equipment sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the communications equipment sub-industry, followed by the Fund’s relative overweight allocation to the systems software sub-industry.

For the fiscal year ended April 30, 2023, the technology hardware storage & peripherals sub-industry contributed most significantly to the Fund’s return, followed by the electronic components sub-industry. The communications equipment sub-industry detracted most significantly from the Fund’s return, followed by the systems software and application software sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Extreme Networks, Inc., a communications equipment company (portfolio average weight of 2.96%) and Motorola Solutions, Inc., a communications equipment company (portfolio average weight of 4.39%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended April 30, 2023, included Clearfield, Inc., a communications equipment company (portfolio average weight of 1.48%) and CrowdStrike Holdings, Inc., Class A, a systems software company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Communications Equipment	43.32
Systems Software	29.93
Application Software	10.76
Electronic Components	7.38
Technology Hardware, Storage & Peripherals	5.77
Consumer Electronics	2.88
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Arista Networks, Inc.	6.02
Apple, Inc.	5.77
Palo Alto Networks, Inc.	5.52
VMware, Inc., Class A	5.52
Motorola Solutions, Inc.	5.48
Fortinet, Inc.	5.33
Amphenol Corp., Class A	4.89
Cisco Systems, Inc.	4.80
Harmonic, Inc.	2.98
Garmin Ltd.	2.88
Total	49.19

*	Excluding money market fund holdings.

16

Invesco Dynamic Networking ETF (PXQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Networking Intellidex® Index	(8.28)%	8.99%	29.45%	8.90%	53.15%	12.34%	220.13%	10.21%	466.78%
S&P Composite 1500® Communications Equipment Index	5.46	10.96	36.61	6.84	39.20	10.61	174.19	6.97	233.21
Fund
NAV Return	(8.77)	8.93	29.24	8.61	51.14	11.93	208.64	9.66	419.11
Market Price Return	(8.66)	8.95	29.34	8.59	50.99	11.94	208.80	9.66	418.74

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

17

PXJ	Management’s Discussion of Fund Performance
Invesco Dynamic Oil & Gas Services ETF (PXJ)

As an index fund, the Invesco Dynamic Oil & Gas Services ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Oil Services Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. companies that assist in the production, processing and distribution of oil and gas. The Index may include companies engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 13.10%. On a net asset value (“NAV”) basis, the Fund returned 13.10%. During the same time period, the Index returned 13.75%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Energy Equipment & Services Index (the “Benchmark Index”) returned 6.81%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas services industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas drilling sub-industry and most underweight in the oil & gas equipment & services sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to security selection in the oil & gas drilling sub-industry, followed by the Fund’s relative overweight allocation to the oil & gas storage & transportation sub-industry.

For the fiscal year ended April 30, 2023, the oil & gas equipment & services sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas storage & transportation sub-industry. The oil & gas drilling sub-industry detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included TechnipFMC plc, an oil & gas equipment & services company (portfolio average weight of 4.99%) and Weatherford International plc, an oil & gas equipment & services company (portfolio average weight of 3.20%). Positions that detracted most significantly from the Fund’s return during this period included ProPetro Holding Corp., an oil & gas equipment & services company (portfolio average weight of 2.75%) and Core Laboratories Inc., an oil & gas equipment & services company (portfolio average weight of 1.40%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Oil & Gas Equipment & Services	65.90
Oil & Gas Storage & Transportation	17.23
Oil & Gas Drilling	16.87
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
TechnipFMC PLC	5.55
Baker Hughes Co., Class A	5.41
Schlumberger N.V.	5.15
ChampionX Corp.	5.03
Halliburton Co.	5.02
Transocean Ltd.	4.81
Helmerich & Payne, Inc.	4.43
NOV, Inc.	4.35
Archrock, Inc.	3.40
Teekay Tankers Ltd., Class A	3.27
Total	46.42

*	Excluding money market fund holdings.

18

Invesco Dynamic Oil & Gas Services ETF (PXJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Oil Services Intellidex® Index	13.75%	30.93%	124.47%	(10.14)%	(41.39)%	(11.95)%	(71.98)%	(5.01)%	(59.37)%
S&P Composite 1500® Energy Equipment & Services Index	6.81	37.00	157.12	(8.30)	(35.17)	(5.74)	(44.64)	(0.66)	(10.98)
Fund
NAV Return	13.10	29.32	116.28	(11.04)	(44.28)	(12.66)	(74.18)	(5.69)	(64.16)
Market Price Return	13.10	29.14	115.38	(11.04)	(44.28)	(12.66)	(74.17)	(5.69)	(64.15)

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.74% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

19

PJP	Management’s Discussion of Fund Performance
Invesco Dynamic Pharmaceuticals ETF (PJP)

As an index fund, the Invesco Dynamic Pharmaceuticals ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Pharmaceutical Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. pharmaceuticals companies. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. In accordance with the Index methodology, the various types of companies may include companies from the following segments of the pharmaceutical industry:

- Big Pharmaceutical: Large, vertically integrated drug companies that actively participate in all major phases of the drug development process, including research and development, animal and human testing, manufacturing and sales and marketing.

- Specialty Pharmaceutical: Midsize, often vertically integrated drug companies specializing in one or two therapeutic areas using both traditional chemical techniques and biotechnological techniques (involving living organisms, cells, and/or components of cells) to develop drugs.

- Generic Pharmaceutical: Generally midsize to small non-vertically integrated drug companies that actively participate only in the manufacturing and sometimes sales and marketing of patent- expired drugs.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 3.10%. On a net asset value (“NAV”) basis, the Fund returned 3.17%. During the same time period, the Index returned 3.63%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by litigation proceeds.

During this same time period, the S&P Composite 1500® Pharmaceuticals Index (the “Benchmark Index”) returned 3.62%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the pharmaceuticals industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the pharmaceuticals sub-industry, followed by the Fund’s relative overweight allocation to the life sciences tools & services sub-industry.

For the fiscal year ended April 30, 2023, the biotechnology sub-industry contributed most significantly to the Fund’s return. The life sciences tools & services sub-industry detracted most significantly from the Fund’s return, followed by the health care equipment sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Gilead Sciences, Inc., a biotechnology company (portfolio average weight of 5.91%) and Eli Lilly and Co., a pharmaceuticals company (portfolio average weight of 6.05%). Positions that detracted most significantly from the Fund’s return during this period included Emergent BioSolutions Inc., a biotechnology company (no longer held at fiscal year-end) and Bausch Health Co. Inc., a pharmaceuticals company (portfolio average weight of 3.03%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Pharmaceuticals	54.49
Biotechnology	39.50
Health Care Equipment	6.00
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Eli Lilly and Co.	6.81
Abbott Laboratories	6.00
Merck & Co., Inc.	5.96
Johnson & Johnson	5.84
Amgen, Inc.	5.67
AbbVie, Inc.	5.60
Gilead Sciences, Inc.	5.47
Pfizer, Inc.	5.13
Amphastar Pharmaceuticals, Inc.	3.79
Biogen, Inc.	3.78
Total	54.05

*	Excluding money market fund holdings.

20

Invesco Dynamic Pharmaceuticals ETF (PJP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Pharmaceutical Intellidex® Index	3.63%	8.96%	29.36%	6.34%	36.00%	8.88%	134.05%	11.68%	618.82%
S&P Composite 1500® Pharmaceuticals Index	3.62	12.14	41.03	12.56	80.67	11.05	185.19	9.63	416.58
Fund
NAV Return	3.17	8.41	27.42	5.77	32.37	8.29	121.78	11.04	548.09
Market Price Return	3.10	8.43	27.48	5.75	32.25	8.29	121.69	11.04	548.33

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

21

PSI	Management’s Discussion of Fund Performance
Invesco Dynamic Semiconductors ETF (PSI)

As an index fund, the Invesco Dynamic Semiconductors ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Semiconductor Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. semiconductor companies. These companies are principally engaged in the manufacture of semiconductors. These companies manufacture semiconductors that serve as the core electronic components of virtually all electronic equipment, make or test chips for third parties, and provide equipment or services used in the production of semiconductors and other thin film products like flat panel displays and thin film heads. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 2.48%. On a net asset value (“NAV”) basis, the Fund returned 2.49%. During the same time period, the Index returned 3.03%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Semiconductor Index (the “Benchmark Index”) returned 13.99%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the semiconductors industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductor materials & equipment sub-industry and most underweight in the semiconductors sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the semiconductors sub-industry, followed by the Fund’s relative overweight allocation to the semiconductor materials & equipment sub-industry.

For the fiscal year ended April 30, 2023, the semiconductor materials & equipment sub-industry contributed most significantly to the Fund’s return, followed by the electronic components sub-industry. The semiconductors sub-industry detracted most significantly from the Fund’s return, followed by the specialty chemicals sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Axcelis Technologies, Inc., a semiconductors materials & equipment company (portfolio average weight of 3.00%) and NVIDIA Corp., a semiconductors company (portfolio average weight of 5.22%). Positions that detracted most significantly from the Fund’s return during this period included Intel Corp., a semiconductors company (no longer held at fiscal year-end) and FormFactor, Inc., a semiconductors materials & equipment company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Semiconductors	62.70
Semiconductor Materials & Equipment	34.44
Electronic Components	2.85
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
NVIDIA Corp.	6.91
Micron Technology, Inc.	5.75
Lam Research Corp.	5.64
Broadcom, Inc.	5.54
Applied Materials, Inc.	5.22
Texas Instruments, Inc.	5.03
Analog Devices, Inc.	4.97
QUALCOMM, Inc.	4.85
KLA Corp.	2.87
Vishay Intertechnology, Inc.	2.85
Total	49.63

*	Excluding money market fund holdings.

22

Invesco Dynamic Semiconductors ETF (PSI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Semiconductor Intellidex® Index	3.03%	21.63%	79.96%	19.19%	140.57%	23.61%	733.10%	13.22%	817.88%
S&P Composite 1500® Semiconductor Index	13.99	22.21	82.53	19.32	141.88	21.60	606.68	12.43	709.28
Fund
NAV Return	2.49	20.97	77.03	18.49	133.58	22.78	678.39	12.44	711.63
Market Price Return	2.48	20.89	76.68	18.47	133.38	22.80	679.80	12.44	710.97

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

23

PSJ	Management’s Discussion of Fund Performance
Invesco Dynamic Software ETF (PSJ)

As an index fund, the Invesco Dynamic Software ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Software Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. software companies. These companies are principally engaged in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services. These companies may include companies that design and market computer applications targeted toward various end user markets, including home/office, design/engineering, and IT infrastructure; as well as distributors of third-party software applications, primarily to resellers, retailers, and corporations. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (0.67)%. On a net asset value (“NAV”) basis, the Fund returned (0.71)%. During the same time period, the Index returned (1.46)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to revenue generated by the Fund’s securities lending program, partially offset by the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Software & Services Index (the “Benchmark Index”) returned 7.12%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 90 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the software industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the health care technology sub-industry, followed by the Fund’s relative overweight allocation to the interactive home entertainment sub-industry.

For the fiscal year ended April 30, 2023, the application software sub-industry contributed most significantly to the Fund’s return, followed by the advertising sub-industry. The health care technology sub-industry detracted most significantly from the Fund’s return, followed by the data processing & outsourced services sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Cadence Design Systems, Inc., an application software company (portfolio average weight of 5.27%) and Fair Isaac Corp., an application software company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Playtika Holding Corp., an interactive home entertainment company (no longer held at fiscal year-end) and MultiPlan Corp., Class A, a health care technology company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Application Software	34.62
Interactive Home Entertainment	15.44
Advertising	14.28
Human Resource & Employment Services	9.81
Systems Software	8.77
Interactive Media & Services	4.54
Sub-Industry Types Each Less Than 3%	12.55
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Electronic Arts, Inc.	5.67
Trade Desk, Inc. (The), Class A	5.66
Cadence Design Systems, Inc.	5.43
Fortinet, Inc.	5.27
Synopsys, Inc.	5.26
Activision Blizzard, Inc.	5.04
Paycom Software, Inc.	4.89
Roblox Corp., Class A	4.73
Integral Ad Science Holding Corp.	3.85
N-able, Inc.	3.50
Total	49.30

*	Excluding money market fund holdings.

24

Invesco Dynamic Software ETF (PSJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Software Intellidex® Index	(1.46)%	1.98%	6.07%	8.44%	49.97%	13.85%	265.83%	12.13%	671.87%
S&P Composite 1500® Software & Services Index	7.12	13.21	45.10	16.29	112.64	17.98	422.41	13.45	851.55
Fund
NAV Return	(0.71)	1.85	5.66	8.11	47.67	13.27	247.65	11.52	599.98
Market Price Return	(0.67)	1.86	5.69	8.08	47.46	13.28	248.05	11.51	599.33

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

25

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

26

Invesco Dynamic Biotechnology & Genome ETF (PBE)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Biotechnology-90.33%
Acadia Pharmaceuticals, Inc.(b)(c)	377,211	$8,045,911
Alkermes PLC(b)	252,923	7,220,952
Amgen, Inc.	54,050	12,957,946
Amicus Therapeutics, Inc.(b)(c)	545,317	6,292,958
Avid Bioservices, Inc.(b)(c)	452,556	8,168,636
Biogen, Inc.(b)	47,353	14,406,203
BioMarin Pharmaceutical, Inc.(b)	121,513	11,670,109
Catalyst Pharmaceuticals, Inc.(b)	460,569	7,332,258
Dynavax Technologies Corp.(b)(c)	654,583	6,814,209
Exelixis, Inc.(b)	402,503	7,365,805
FibroGen, Inc.(b)	310,782	5,320,588
Gilead Sciences, Inc.	152,135	12,507,018
Halozyme Therapeutics, Inc.(b)	141,435	4,544,307
Incyte Corp.(b)	164,056	12,207,407
Ionis Pharmaceuticals, Inc.(b)(c)	183,721	6,498,212
Ironwood Pharmaceuticals, Inc.(b)(c)	603,409	6,281,488
Neurocrine Biosciences, Inc.(b)	68,785	6,950,036
PTC Therapeutics, Inc.(b)	157,059	8,660,233
Regeneron Pharmaceuticals, Inc.(b)	17,249	13,830,076
REGENXBIO, Inc.(b)(c)	330,526	6,398,983
Sarepta Therapeutics, Inc.(b)	57,614	7,073,271
United Therapeutics Corp.(b)	50,448	11,609,598
Veracyte, Inc.(b)(c)	309,141	6,998,952
Vericel Corp.(b)(c)	245,497	7,735,610
Vertex Pharmaceuticals, Inc.(b)	44,026	15,000,979
Xencor, Inc.(b)	205,732	5,439,554

		227,331,299

Health Care Services-2.66%
Fulgent Genetics, Inc.(b)(c)	226,060	6,684,595

Life Sciences Tools & Services-2.38%
Repligen Corp.(b)(c)	39,459	5,983,168

	Shares	Value
Pharmaceuticals-4.61%
Cassava Sciences, Inc.(b)(c)	278,607	$6,469,255
Catalent, Inc.(b)	102,296	5,127,075

		11,596,330

Total Common Stocks & Other Equity Interests (Cost $238,374,884)		251,595,392

Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $294,606)	294,606	294,606

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $238,669,490)		251,889,998

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-14.75%
Invesco Private Government Fund, 4.83%(d)(e)(f)	10,396,545	10,396,545
Invesco Private Prime Fund, 4.99%(d)(e)(f)	26,733,973	26,733,973

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $37,135,605)		37,130,518

TOTAL INVESTMENTS IN SECURITIES-114.85% (Cost $275,805,095)		289,020,516
OTHER ASSETS LESS LIABILITIES-(14.85)%		(37,363,495)

NET ASSETS-100.00%		$251,657,021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$138,087	$6,349,505	$(6,192,986)	$ -	$ -	$ 294,606	$5,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Dynamic Biotechnology & Genome ETF (PBE)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$16,183,722	$134,293,908	$(140,081,085)	$-	$-	$10,396,545	$487,996	*

Invesco Private Prime Fund	37,737,721	275,353,606	(286,363,846)	(6,420)	12,912	26,733,973	1,332,017	*

Total	$54,059,530	$415,997,019	$(432,637,917)	$(6,420)	$12,912	$37,425,124	$1,825,073

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Dynamic Building & Construction ETF (PKB)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Building Products-14.13%
Apogee Enterprises, Inc.	100,859	$4,292,559
Carlisle Cos., Inc.	32,558	7,027,645
Tecnoglass, Inc.	134,279	5,888,134
Trane Technologies PLC	47,020	8,736,786

		25,945,124

Construction & Engineering-9.82%
AECOM	51,978	4,316,773
EMCOR Group, Inc.	31,508	5,387,868
Granite Construction, Inc.(b)	108,457	4,135,465
Valmont Industries, Inc.	14,429	4,192,490

		18,032,596

Construction Machinery & Heavy Transportation Equipment-2.01%
Terex Corp.	82,579	3,682,198

Construction Materials-5.01%
Eagle Materials, Inc.	33,524	4,968,592
Summit Materials, Inc., Class A(c)	154,091	4,223,634

		9,192,226

Forest Products-2.65%
Louisiana-Pacific Corp.	81,335	4,858,953

Gas Utilities-2.20%
Southwest Gas Holdings, Inc.(b)	72,275	4,047,400

Home Improvement Retail-4.68%
Home Depot, Inc. (The)	28,619	8,601,154

Homebuilding-54.82%
Cavco Industries, Inc.(c)	17,042	5,116,349
Century Communities, Inc.	79,341	5,342,823
D.R. Horton, Inc.	93,716	10,291,891
Green Brick Partners, Inc.(b)(c)	152,375	5,679,016
Installed Building Products, Inc.(b)	44,645	5,548,034
Lennar Corp., Class A	88,324	9,963,831
M.D.C. Holdings, Inc.	126,830	5,196,225
M/I Homes, Inc.(c)	83,919	5,676,281
Meritage Homes Corp.	43,130	5,522,797
NVR, Inc.(c)	1,681	9,817,040

	Shares	Value
Homebuilding-(continued)
PulteGroup, Inc.	160,309	$10,764,750
Skyline Champion Corp.(c)	67,549	5,010,109
Taylor Morrison Home Corp., Class A(c)	132,769	5,721,016
Toll Brothers, Inc.	82,719	5,286,571
Tri Pointe Homes, Inc.(b)(c)	199,636	5,725,561

		100,662,294

Other Specialty Retail-4.69%
Tractor Supply Co.(b)	36,151	8,618,398

Total Common Stocks & Other Equity Interests (Cost $167,008,537)		183,640,343

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $152,257)	152,257	152,257

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $167,160,794)		183,792,600

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.45%
Invesco Private Government Fund, 4.83%(d)(e)(f)	3,829,706	3,829,706
Invesco Private Prime Fund, 4.99%(d)(e)(f)	9,847,815	9,847,815

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,677,634)		13,677,521

TOTAL INVESTMENTS IN SECURITIES-107.54% (Cost $180,838,428)		197,470,121
OTHER ASSETS LESS LIABILITIES-(7.54)%		(13,849,349)

NET ASSETS-100.00%		$183,620,772

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$142,552	$8,005,548	$(7,995,843)	$ -	$ -	$ 152,257	$4,558

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Dynamic Building & Construction ETF (PKB)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$834,839	$54,683,964	$(51,689,097)	$-	$-	$3,829,706	$130,167	*

Invesco Private Prime Fund	1,948,889	128,283,714	(120,386,623)	(113)	1,948	9,847,815	353,045	*

Total	$2,926,280	$190,973,226	$(180,071,563)	$(113)	$1,948	$13,829,778	$487,770

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Dynamic Energy Exploration & Production ETF (PXE)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Gas Utilities-2.76%
National Fuel Gas Co.	80,410	$4,494,919

Oil & Gas Exploration & Production-73.43%
Antero Resources Corp.(b)	187,269	4,305,314
APA Corp.	118,978	4,384,339
California Resources Corp.(c)	116,842	4,732,101
Callon Petroleum Co.(b)(c)	128,253	4,250,304
Chord Energy Corp.	35,975	5,120,322
Civitas Resources, Inc.	75,054	5,182,479
Comstock Resources, Inc.(c)	400,691	4,607,947
ConocoPhillips	79,279	8,157,016
Devon Energy Corp.	156,586	8,366,390
Diamondback Energy, Inc.	62,817	8,932,577
Earthstone Energy, Inc., Class A(b)(c)	360,223	4,884,624
EQT Corp.	148,755	5,182,625
Marathon Oil Corp.	326,563	7,889,762
Matador Resources Co.	78,002	3,824,438
Murphy Oil Corp.	115,933	4,255,901
Ovintiv, Inc.	105,753	3,815,568
PDC Energy, Inc.	73,383	4,773,564
Permian Resources Corp.(c)	485,808	5,076,694
Pioneer Natural Resources Co.	40,315	8,770,528
SM Energy Co.	153,321	4,305,254
Southwestern Energy Co.(b)	937,450	4,865,366
Talos Energy, Inc.(b)(c)	270,791	3,690,881

		119,373,994

Oil & Gas Refining & Marketing-23.83%
Delek US Holdings, Inc.(c)	170,845	3,715,879
HF Sinclair Corp.	85,799	3,784,594
Marathon Petroleum Corp.	67,441	8,227,802
Par Pacific Holdings, Inc.(b)	170,845	4,002,898
PBF Energy, Inc., Class A	102,325	3,567,049

	Shares	Value
Oil & Gas Refining & Marketing-(continued)
Phillips 66	83,294	$8,246,106
Valero Energy Corp.	62,795	7,200,703

		38,745,031

Total Common Stocks & Other Equity Interests (Cost $192,701,148)		162,613,944

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $108,993)	108,993	108,993

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $192,810,141)		162,722,937

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.79%
Invesco Private Government Fund, 4.83%(d)(e)(f)	5,820,927	5,820,927
Invesco Private Prime Fund, 4.99%(d)(e)(f)	14,968,098	14,968,098

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $20,789,065)		20,789,025

TOTAL INVESTMENTS IN SECURITIES-112.88% (Cost $213,599,206)		183,511,962
OTHER ASSETS LESS LIABILITIES-(12.88)%		(20,939,248)

NET ASSETS-100.00%		$162,572,714

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$340,711	$23,800,236	$(24,031,954)	$ -	$ -	$ 108,993	$6,329

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Dynamic Energy Exploration & Production ETF (PXE)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$11,513,827	$170,764,260	$(176,457,160)	$-	$-	$5,820,927	$350,972	*

Invesco Private Prime Fund	26,845,754	427,109,427	(438,984,500)	(2,544)	(39)	14,968,098	956,657	*

Total	$38,700,292	$621,673,923	$(639,473,614)	$(2,544)	$(39)	$20,898,018	$1,313,958

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Dynamic Food & Beverage ETF (PBJ)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Agricultural Products & Services-7.26%
Archer-Daniels-Midland Co.	199,066	$15,543,073
Fresh Del Monte Produce, Inc.	308,715	8,863,208

		24,406,281

Brewers-2.92%
Molson Coors Beverage Co., Class B	164,744	9,798,973

Distillers & Vintners-2.70%
MGP Ingredients, Inc.	92,087	9,087,145

Food Distributors-12.85%
Andersons, Inc. (The)	198,976	8,894,227
Performance Food Group Co.(b)	150,647	9,444,061
Sysco Corp.	210,962	16,189,224
US Foods Holding Corp.(b)	225,127	8,644,877

		43,172,389

Food Retail-10.89%
Albertsons Cos., Inc., Class A	411,668	8,603,861
Kroger Co. (The)	198,084	9,632,825
Sprouts Farmers Market, Inc.(b)(c)	279,258	9,679,082
Weis Markets, Inc.(c)	104,983	8,660,048

		36,575,816

Packaged Foods & Meats-45.13%
Cal-Maine Foods, Inc.	148,546	7,055,935
Campbell Soup Co.	165,670	8,995,881
Conagra Brands, Inc.	243,083	9,227,431
General Mills, Inc.	202,145	17,916,111
Hershey Co. (The)	67,264	18,367,108
Hostess Brands, Inc.(b)(c)	387,484	9,981,588
JM Smucker Co. (The)	58,924	9,098,455
Kraft Heinz Co. (The)	406,419	15,960,074
Lamb Weston Holdings, Inc.	88,095	9,849,902
Lancaster Colony Corp.	45,482	9,511,196
Mondelez International, Inc., Class A	243,303	18,666,206

	Shares	Value
Packaged Foods & Meats-(continued)
Post Holdings, Inc.(b)(c)	96,490	$8,731,380
Tootsie Roll Industries, Inc.	202,954	8,296,759

		151,658,026

Restaurants-2.49%
Arcos Dorados Holdings, Inc., Class A (Brazil)	1,054,715	8,374,437

Soft Drinks & Non-alcoholic Beverages-15.75%
Celsius Holdings, Inc.(b)(c)	101,698	9,719,278
Coca-Cola Co. (The)	270,969	17,382,661
PepsiCo, Inc.	91,974	17,556,917
Primo Water Corp.	544,579	8,272,155

		52,931,011

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $314,816,379)		336,004,078

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.83%
Invesco Private Government Fund, 4.83%(d)(e)(f)	8,310,046	8,310,046
Invesco Private Prime Fund, 4.99%(d)(e)(f)	21,368,689	21,368,689

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $29,678,735)		29,678,735

TOTAL INVESTMENTS IN SECURITIES-108.82% (Cost $344,495,114)		365,682,813
OTHER ASSETS LESS LIABILITIES-(8.82)%		(29,635,983)

NET ASSETS-100.00%		$336,046,830

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$364,851	$19,698,102	$(20,062,953)	$ -	$ -	$ -	$4,297

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco Dynamic Food & Beverage ETF (PBJ)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$11,654,821	$108,041,720	$(111,386,495)	$-	$-	$8,310,046	$293,345	*

Invesco Private Prime Fund	27,185,071	234,339,026	(240,158,836)	-	3,428	21,368,689	808,878	*

Total	$39,204,743	$362,078,848	$(371,608,284)	$-	$3,428	$29,678,735	$1,106,520

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Broadcasting-7.21%
Fox Corp., Class A(b)	613,409	$20,401,983
Paramount Global, Class B(b)	527,775	12,312,991

		32,714,974

Casinos & Gaming-13.84%
Boyd Gaming Corp.	186,153	12,919,018
International Game Technology PLC(b)	464,574	13,073,112
Las Vegas Sands Corp.(c)	393,710	25,138,383
Light & Wonder, Inc.(b)(c)	193,264	11,651,887

		62,782,400

Food Distributors-7.50%
Sysco Corp.	288,843	22,165,812
US Foods Holding Corp.(c)	308,239	11,836,377

		34,002,189

Hotels, Resorts & Cruise Lines-10.65%
Booking Holdings, Inc.(c)	9,164	24,617,345
Hilton Grand Vacations, Inc.(b)(c)	266,629	11,411,721
Hyatt Hotels Corp., Class A(b)(c)	107,324	12,267,133

		48,296,199

Interactive Media & Services-2.13%
TripAdvisor, Inc.(b)(c)	544,658	9,656,786

Movies & Entertainment-27.80%
Cinemark Holdings, Inc.(b)(c)	969,679	16,368,181
Endeavor Group Holdings, Inc., Class A(b)(c)	563,924	14,537,961
Liberty Media Corp.-Liberty Formula One, Class C(c)	175,319	12,656,278
Lions Gate Entertainment Corp., Class A(b)(c)	1,181,834	13,591,091
Live Nation Entertainment, Inc.(b)(c)	295,624	20,037,395
Madison Square Garden Sports Corp., Class A	63,546	12,740,973
Warner Music Group Corp., Class A	695,289	21,185,456
World Wrestling Entertainment, Inc., Class A(b)	139,998	15,003,586

		126,120,921

Passenger Airlines-7.48%
Alaska Air Group, Inc.(c)	253,297	11,008,288
Copa Holdings S.A., Class A (Panama)(b)	132,271	11,946,717
United Airlines Holdings, Inc.(c)	251,089	10,997,698

		33,952,703

	Shares	Value
Restaurants-23.39%
Arcos Dorados Holdings, Inc., Class A (Brazil)	1,444,133	$11,466,416
Bloomin’ Brands, Inc.(b)	430,684	10,668,043
Brinker International, Inc.(b)(c)	312,399	12,470,968
Darden Restaurants, Inc.	81,848	12,435,167
Texas Roadhouse, Inc.(b)	115,703	12,799,066
Yum China Holdings, Inc. (China)(b)	365,818	22,380,745
Yum! Brands, Inc.	169,874	23,880,887

		106,101,292

Total Common Stocks & Other Equity Interests (Cost $444,607,917)		453,627,464

Money Market Funds-0.09%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $392,263)	392,263	392,263

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $445,000,180)		454,019,727

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-23.54%
Invesco Private Government Fund, 4.83%(d)(e)(f)	29,897,937	29,897,937
Invesco Private Prime Fund, 4.99%(d)(e)(f)	76,880,409	76,880,409

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $106,785,946)		106,778,346

TOTAL INVESTMENTS IN SECURITIES-123.63% (Cost $551,786,126)		560,798,073
OTHER ASSETS LESS LIABILITIES-(23.63)%		(107,177,104)

NET ASSETS-100.00%		$453,620,969

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Dynamic Leisure and Entertainment ETF (PEJ)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$100,344,686	$(99,952,423)	$-	$-	$392,263	$11,652

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	33,799,807	346,261,989	(350,163,859)	-	-	29,897,937	874,164	*

Invesco Private Prime Fund	78,835,195	722,059,918	(724,028,193)	(8,782)	22,271	76,880,409	2,377,608	*

Investments in Other Affiliates:

Manchester United PLC, Class A	41,148,669	2,411,581	(40,351,378)	3,718,614	(6,927,486)	-	-

Total	$153,783,671	$1,171,078,174	$(1,214,495,853)	$3,709,832	$(6,905,215)	$107,170,609	$3,263,424

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Dynamic Media ETF (PBS)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Advertising-8.08%
Interpublic Group of Cos., Inc. (The)	25,212	$900,825
Omnicom Group, Inc.	18,491	1,674,730

		2,575,555

Broadcasting-23.21%
E.W. Scripps Co. (The), Class A(b)(c)	65,224	549,838
Fox Corp., Class A(c)	46,746	1,554,772
Gray Television, Inc.	73,370	565,683
iHeartMedia, Inc., Class A(b)(c)	128,092	444,479
Nexstar Media Group, Inc., Class A	4,735	821,286
Paramount Global, Class B(c)	73,738	1,720,308
Sinclair Broadcast Group, Inc., Class A(c)	48,616	966,972
TEGNA, Inc.	45,164	772,304

		7,395,642

Cable & Satellite-4.53%
Sirius XM Holdings, Inc.(c)	379,958	1,443,840

Interactive Media & Services-36.39%
Angi, Inc., Class A(b)	374,903	862,277
Cargurus, Inc.(b)	55,827	917,796
Cars.com, Inc.(b)(c)	53,589	1,048,737
Getty Images Holdings, Inc.(b)(c)	146,391	941,294
Meta Platforms, Inc., Class A(b)	9,826	2,361,384
Pinterest, Inc., Class A(b)	69,154	1,590,542
Rumble Inc.(b)(c)	96,471	767,909
Shutterstock, Inc.(c)	12,247	820,549
Taboola.com Ltd. (Israel)(b)	235,271	543,476
Yelp, Inc.(b)(c)	30,508	912,799
Ziff Davis, Inc.(b)(c)	11,314	827,506

		11,594,269

Movies & Entertainment-17.10%
Lions Gate Entertainment Corp., Class A(b)(c)	90,065	1,035,748
Netflix, Inc.(b)	5,010	1,652,949
Warner Music Group Corp., Class A	52,987	1,614,514
World Wrestling Entertainment, Inc., Class A(c)	10,670	1,143,504

		5,446,715

	Shares	Value
Publishing-10.67%
John Wiley & Sons, Inc., Class A(c)	20,932	$807,347
New York Times Co. (The), Class A(c)	22,959	912,620
News Corp., Class A	50,507	889,429
Scholastic Corp	20,549	790,520

		3,399,916

Total Common Stocks & Other Equity Interests (Cost $36,995,219)		31,855,937

Money Market Funds-0.25%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $79,956)	79,956	79,956

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.23% (Cost $37,075,175)		31,935,893

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-32.99%
Invesco Private Government Fund, 4.83%(d)(e)(f)	2,942,832	2,942,832
Invesco Private Prime Fund, 4.99%(d)(e)(f)	7,567,281	7,567,281

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,511,457)		10,510,113

TOTAL INVESTMENTS IN SECURITIES-133.22% (Cost $47,586,632)		42,446,006
OTHER ASSETS LESS LIABILITIES-(33.22)%		(10,584,080)

NET ASSETS-100.00%		$31,861,926

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$85,837	$1,302,271	$(1,308,152)	$ -	$-	$79,956	$1,854

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco Dynamic Media ETF (PBS)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$1,846,466	$23,584,734	$(22,488,368)	$-	$-	$2,942,832	$83,669	*

Invesco Private Prime Fund	4,304,883	44,355,505	(41,093,504)	(1,376)	1,773	7,567,281	224,930	*

Total	$6,237,186	$69,242,510	$(64,890,024)	$(1,376)	$1,773	$10,590,069	$310,453

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Dynamic Networking ETF (PXQ)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Application Software-10.76%
Dynatrace, Inc.(b)	23,922	$1,011,421
ForgeRock, Inc., Class A(b)(c)	50,384	1,009,192
InterDigital, Inc.(c)	14,166	959,605
New Relic, Inc.(b)	13,811	987,072

		3,967,290

Communications Equipment-43.32%
Arista Networks, Inc.(b)	13,859	2,219,658
Calix, Inc.(b)	20,048	916,194
Cisco Systems, Inc.	37,517	1,772,678
Clearfield, Inc.(b)(c)	16,938	739,852
CommScope Holding Co., Inc.(b)	134,843	664,776
Digi International, Inc.(b)(c)	30,557	921,599
Extreme Networks, Inc.(b)(c)	54,222	964,067
F5, Inc.(b)	7,106	954,762
Harmonic, Inc.(b)(c)	77,913	1,097,794
Infinera Corp.(b)(c)	146,285	925,984
Juniper Networks, Inc.	32,321	974,478
Motorola Solutions, Inc.	6,942	2,022,899
NetScout Systems, Inc.(b)(c)	34,668	943,316
Ubiquiti, Inc.(c)	3,711	862,993

		15,981,050

Consumer Electronics-2.88%
Garmin Ltd.	10,819	1,062,101

Electronic Components-7.38%
Amphenol Corp., Class A(c)	23,921	1,805,318
Belden, Inc.	11,639	918,201

		2,723,519

Systems Software-29.93%
A10 Networks, Inc.(c)	69,067	976,607
Check Point Software Technologies Ltd. (Israel)(b)	8,110	1,032,890
Fortinet, Inc.(b)	31,216	1,968,169
Palo Alto Networks, Inc.(b)	11,169	2,037,896

	Shares	Value
Systems Software-(continued)
Qualys, Inc.(b)(c)	8,624	$973,995
Rapid7, Inc.(b)	21,161	1,028,636
SolarWinds Corp.(b)(c)	114,629	988,102
VMware, Inc., Class A(b)	16,278	2,035,238

		11,041,533

Technology Hardware, Storage & Peripherals-5.77%
Apple, Inc.	12,552	2,129,823

Total Common Stocks & Other Equity Interests (Cost $35,977,633)		36,905,316

Money Market Funds-0.26%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $94,897)	94,897	94,897

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.30% (Cost $36,072,530)		37,000,213

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-24.46%
Invesco Private Government Fund, 4.83%(d)(e)(f)	2,545,282	2,545,282
Invesco Private Prime Fund, 4.99%(d)(e)(f)	6,478,220	6,478,220

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,023,502)		9,023,502

TOTAL INVESTMENTS IN SECURITIES-124.76% (Cost $45,096,032)		46,023,715
OTHER ASSETS LESS LIABILITIES-(24.76)%		(9,134,941)

NET ASSETS-100.00%		$36,888,774

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$41,355	$1,262,694	$(1,209,152)	$-	$-	$94,897	$2,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Dynamic Networking ETF (PXQ)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$1,436,610	$34,931,315	$(33,822,643)	$-	$-	$2,545,282	$60,955	*

Invesco Private Prime Fund	3,350,983	69,541,671	(66,414,740)	-	306	6,478,220	163,835	*

Total	$4,828,948	$105,735,680	$(101,446,535)	$-	$306	$9,118,399	$227,118

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Dynamic Oil & Gas Services ETF (PXJ)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Oil & Gas Drilling-16.87%
Diamond Offshore Drilling, Inc.(b)	221,570	$2,545,839
Helmerich & Payne, Inc.	110,570	3,666,501
Nabors Industries Ltd.(b)(c)	16,838	1,679,422
Patterson-UTI Energy, Inc.	186,335	2,085,089
Transocean Ltd.(b)(c)	674,715	3,980,819

		13,957,670

Oil & Gas Equipment & Services-65.90%
Archrock, Inc.(c)	273,012	2,809,293
Baker Hughes Co., Class A(c)	153,143	4,477,901
Cactus, Inc., Class A(c)	52,108	2,109,332
ChampionX Corp.(c)	153,732	4,163,063
Core Laboratories N.V.	110,033	2,476,843
Dril-Quip, Inc.(b)(c)	87,997	2,400,558
Halliburton Co.	126,806	4,152,896
Helix Energy Solutions Group, Inc.(b)	294,728	2,136,778
Liberty Energy, Inc., Class A	167,607	2,147,046
NexTier Oilfield Solutions, Inc.(b)	274,804	2,220,416
NOV, Inc.	214,624	3,594,952
Oceaneering International, Inc.(b)	128,176	2,272,560
ProFrac Holding Corp., Class A(b)(c)	129,825	1,454,040
ProPetro Holding Corp.(b)	278,140	1,930,292
RPC, Inc.	286,010	2,113,614
Schlumberger N.V.	86,389	4,263,297
TechnipFMC PLC (United Kingdom)(b)(c)	335,617	4,594,597
USA Compression Partners L.P.	124,034	2,592,311
Weatherford International PLC(b)	40,294	2,604,201

		54,513,990

Oil & Gas Storage & Transportation-17.23%
DHT Holdings, Inc.	230,518	2,187,616
Frontline PLC (Norway)(c)	146,506	2,266,448
International Seaways, Inc.(c)	58,593	2,333,173

	Shares	Value
Oil & Gas Storage & Transportation-(continued)
Navigator Holdings Ltd.(b)(c)	188,495	$2,603,116
Scorpio Tankers, Inc. (Monaco)(c)	41,323	2,159,127
Teekay Tankers Ltd., Class A (Canada)(b)	66,835	2,706,149

		14,255,629

Total Common Stocks & Other Equity Interests (Cost $91,500,757)		82,727,289

Money Market Funds-0.10%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $82,865)	82,865	82,865

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $91,583,622)		82,810,154

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.78%
Invesco Private Government Fund, 4.83%(d)(e)(f)	2,959,918	2,959,918
Invesco Private Prime Fund, 4.99%(d)(e)(f)	7,611,218	7,611,218

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,571,157)		10,571,136

TOTAL INVESTMENTS IN SECURITIES-112.88% (Cost $102,154,779)		93,381,290
OTHER ASSETS LESS LIABILITIES-(12.88)%		(10,654,088)

NET ASSETS-100.00%		$82,727,202

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$126,244	$1,817,808	$(1,861,187)	$-	$-	$82,865	$3,026

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Dynamic Oil & Gas Services ETF (PXJ)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$5,339,810	$45,499,131	$(47,879,023)	$-	$-	$2,959,918	$91,640	*

Invesco Private Prime Fund	12,457,065	92,397,547	(97,239,485)	(222)	(3,687)	7,611,218	243,384	*

Total	$17,923,119	$139,714,486	$(146,979,695)	$(222)	$(3,687)	$10,654,001	$338,050

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Dynamic Pharmaceuticals ETF (PJP)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Biotechnology-39.50%
AbbVie, Inc.	113,222	$17,110,109
Amgen, Inc.	72,239	17,318,578
Biogen, Inc.(b)	37,976	11,553,438
Enanta Pharmaceuticals, Inc.(b)	210,807	7,494,189
Geron Corp.(b)	3,741,055	9,202,995
Gilead Sciences, Inc.	203,319	16,714,855
Horizon Therapeutics PLC(b)	93,967	10,445,372
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(d)	39,023	0
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(d)	39,023	0
Regeneron Pharmaceuticals, Inc.(b)	13,833	11,091,161
Travere Therapeutics, Inc.(b)(c)	484,762	10,456,316
United Therapeutics Corp.(b)	40,446	9,307,838

		120,694,851

Health Care Equipment-6.00%
Abbott Laboratories	166,034	18,341,776

Pharmaceuticals-54.49%
Amphastar Pharmaceuticals, Inc.(b)(c)	324,077	11,592,234
Bausch Health Cos., Inc.(b)(c)	1,165,382	8,588,865
Corcept Therapeutics, Inc.(b)(c)	472,560	10,646,777
Eli Lilly and Co.	52,551	20,802,839
Jazz Pharmaceuticals PLC(b)(c)	71,195	10,000,762
Johnson & Johnson	108,924	17,830,859
Ligand Pharmaceuticals, Inc.(b)(c)	145,669	11,121,828
Merck & Co., Inc.	157,785	18,219,434
Pacira BioSciences, Inc.(b)(c)	250,980	11,371,904
Perrigo Co. PLC(c)	282,033	10,488,807
Pfizer, Inc.	403,015	15,673,253
Prestige Consumer Healthcare, Inc.(b)	168,874	10,390,817
Supernus Pharmaceuticals, Inc.(b)	265,980	9,804,023

		166,532,402

Total Common Stocks & Other Equity Interests (Cost $259,258,272)		305,569,029

	Shares	Value

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(e)(f) (Cost $106,731)	106,731	$106,731

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $259,365,003)		305,675,760

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.36%
Invesco Private Government Fund, 4.83%(e)(f)(g)	10,601,820	10,601,820
Invesco Private Prime Fund, 4.99%(e)(f)(g)	27,164,158	27,164,158

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $37,766,648)		37,765,978

TOTAL INVESTMENTS IN SECURITIES-112.38% (Cost $297,131,651)		343,441,738
OTHER ASSETS LESS LIABILITIES-(12.38)%		(37,841,148)

NET ASSETS-100.00%		$305,600,590

Investment Abbreviations:

Rts.-Rights

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Dynamic Pharmaceuticals ETF (PJP)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$137,871	$5,547,577	$(5,578,717)	$-	$-	$106,731	$4,748

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	18,280,630	127,490,630	(135,169,440)	-	-	10,601,820	268,997	*

Invesco Private Prime Fund	42,636,270	271,997,068	(287,468,716)	(943)	479	27,164,158	727,107	*

Total	$61,054,771	$405,035,275	$(428,216,873)	$(943)	$479	$37,872,709	$1,000,852

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Dynamic Semiconductors ETF (PSI)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Electronic Components-2.85%
Vishay Intertechnology, Inc.	685,218	$14,588,291

Semiconductor Materials & Equipment-34.44%
Amkor Technology, Inc.	577,676	12,922,612
Applied Materials, Inc.	236,105	26,686,948
Axcelis Technologies, Inc.(b)(c)	118,784	14,052,147
Camtek Ltd. (Israel)(b)(c)	543,760	14,328,076
Cohu, Inc.(b)	418,457	14,160,585
Ichor Holdings Ltd.(b)(c)	441,567	12,297,641
KLA Corp.	37,940	14,665,327
Kulicke & Soffa Industries, Inc. (Singapore)(c)	275,960	13,152,254
Lam Research Corp.	54,940	28,792,955
Photronics, Inc.(b)	875,326	12,657,214
Ultra Clean Holdings, Inc.(b)(c)	430,318	12,281,276

		175,997,035

Semiconductors-62.70%
Allegro MicroSystems, Inc. (Japan)(b)(c)	334,043	11,948,718
Analog Devices, Inc.	141,290	25,415,245
Broadcom, Inc.	45,178	28,304,017
Cirrus Logic, Inc.(b)	141,206	12,114,063
Diodes, Inc.(b)	161,343	12,859,037
Impinj, Inc.(b)(c)	115,952	10,251,316
Lattice Semiconductor Corp.(b)	173,359	13,816,712
MACOM Technology Solutions Holdings, Inc.(b)(c)	219,854	12,826,282
Microchip Technology, Inc.	177,926	12,986,819
Micron Technology, Inc.	456,150	29,357,814
Monolithic Power Systems, Inc.	29,787	13,760,700
NVIDIA Corp.	127,218	35,301,723
NXP Semiconductors N.V. (China)	78,948	12,926,946
ON Semiconductor Corp.(b)	181,081	13,030,589
QUALCOMM, Inc.	212,389	24,807,035

	Shares	Value
Semiconductors-(continued)
Silicon Laboratories, Inc.(b)(c)	82,122	$11,439,595
Skyworks Solutions, Inc.	127,615	13,514,429
Texas Instruments, Inc.	153,871	25,727,231

		320,388,271

Total Common Stocks & Other Equity Interests (Cost $505,238,171)		510,973,597

Money Market Funds-0.10%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $483,981)	483,981	483,981

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $505,722,152)		511,457,578

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-9.03%
Invesco Private Government Fund, 4.83%(d)(e)(f)	12,923,048	12,923,048
Invesco Private Prime Fund, 4.99%(d)(e)(f)	33,230,696	33,230,696

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $46,154,494)		46,153,744

TOTAL INVESTMENTS IN SECURITIES-109.12% (Cost $551,876,646)		557,611,322
OTHER ASSETS LESS LIABILITIES-(9.12)%		(46,598,470)

NET ASSETS-100.00%		$511,012,852

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$114,354	$6,150,369	$(5,780,742)	$-	$-	$483,981	$7,766

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Dynamic Semiconductors ETF (PSI)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$11,548,793	$256,950,040	$(255,575,785)	$-	$-	$12,923,048	$635,685	*

Invesco Private Prime Fund	26,909,169	514,451,954	(508,139,541)	(2,010)	11,124	33,230,696	1,760,489	*

Total	$38,572,316	$777,552,363	$(769,496,068)	$(2,010)	$11,124	$46,637,725	$2,403,940

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Dynamic Software ETF (PSJ)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Advertising-14.28%
Integral Ad Science Holding Corp.(b)(c)	440,458	$6,928,404
Magnite, Inc.(b)(c)	361,526	3,398,345
Perion Network Ltd. (Israel)(b)	148,106	5,188,153
Trade Desk, Inc. (The), Class A(b)	158,371	10,189,590

		25,704,492

Aerospace & Defense-2.65%
Parsons Corp.(b)(c)	109,573	4,766,426

Application Software-34.62%
Agilysys, Inc.(b)(c)	60,381	4,712,133
Blackbaud, Inc.(b)	84,420	5,854,949
Box,Inc.,Class A(b)(c)	146,206	3,868,611
Cadence Design Systems, Inc.(b)	46,653	9,771,471
Intapp, Inc.(b)(c)	130,380	5,256,922
Manhattan Associates, Inc.(b)	34,273	5,678,351
Model N, Inc.(b)(c)	142,343	4,384,164
Nutanix, Inc., Class A(b)(c)	176,152	4,224,125
PowerSchool Holdings, Inc., Class A(b)	206,500	4,311,720
SPS Commerce, Inc.(b)(c)	32,656	4,810,229
Synopsys, Inc.(b)	25,508	9,471,630

		62,344,305

Communications Equipment-2.53%
NetScout Systems, Inc.(b)	167,143	4,547,961

Health Care Technology-1.96%
Veradigm, Inc.(b)(c)	282,228	3,525,028

Human Resource & Employment Services-9.81%
Ceridian HCM Holding, Inc.(b)(c)	66,545	4,224,277
Paycom Software, Inc.(b)	30,312	8,801,695
Paylocity Holding Corp.(b)(c)	24,036	4,645,918

		17,671,890

Interactive Home Entertainment-15.44%
Activision Blizzard, Inc.	116,721	9,070,389
Electronic Arts, Inc.	80,231	10,211,802
Roblox Corp., Class A(b)(c)	239,284	8,518,510

		27,800,701

Interactive Media & Services-4.54%
Bumble, Inc., Class A(b)(c)	217,686	3,964,062
ZoomInfo Technologies, Inc., Class A(b)	192,097	4,208,845

		8,172,907

	Shares	Value
Semiconductor Materials & Equipment-2.62%
PDF Solutions, Inc.(b)(c)	131,077	$4,725,326

Semiconductors-2.79%
Rambus, Inc.(b)	113,479	5,031,659

Systems Software-8.77%
Fortinet, Inc.(b)	150,520	9,490,286
N-able, Inc.(b)(c)	494,183	6,300,833

		15,791,119

Total Common Stocks & Other Equity Interests (Cost $176,571,574)		180,081,814

Money Market Funds-0.09%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $154,502)	154,502	154,502

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $176,726,076)		180,236,316

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-11.24%
Invesco Private Government Fund, 4.83%(d)(e)(f)	5,666,175	5,666,175
Invesco Private Prime Fund, 4.99%(d)(e)(f)	14,570,164	14,570,164

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $20,237,518)		20,236,339

TOTAL INVESTMENTS IN SECURITIES-111.34% (Cost $196,963,594)		200,472,655
OTHER ASSETS LESS LIABILITIES-(11.34)%		(20,414,794)

NET ASSETS-100.00%		$180,057,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Dynamic Software ETF (PSJ)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$10,951	$23,342,403	$(23,198,852)	$-	$-	$154,502	$3,753

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	11,459,301	124,564,958	(130,358,084)	-	-	5,666,175	308,792	*

Invesco Private Prime Fund	26,722,975	280,104,594	(292,261,704)	(2,488)	6,787	14,570,164	843,013	*

Total	$38,193,227	$428,011,955	$(445,818,640)	$(2,488)	$6,787	$20,390,841	$1,155,558

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

(This Page Intentionally Left Blank)

49

Statements of Assets and Liabilities

April 30, 2023

	Invesco Dynamic Biotechnology & Genome ETF (PBE)	Invesco Dynamic Building & Construction ETF (PKB)	Invesco Dynamic Energy Exploration & Production ETF (PXE)	Invesco Dynamic Food & Beverage ETF (PBJ)
Assets:
Unaffiliated investments in securities, at value(a)	$251,595,392	$183,640,343	$162,613,944	$336,004,078
Affiliated investments in securities, at value	37,425,124	13,829,778	20,898,018	29,678,735
Cash	-	-	2,993	-
Receivable for:
Dividends	1,258	33,572	53,531	622,370
Securities lending	32,443	1,699	2,609	3,398
Investments sold	-	-	-	-
Fund shares sold	-	-	-	-
Other assets	33,995	32,929	47,139	38,778

Total assets	289,088,212	197,538,321	183,618,234	366,347,359

Liabilities:
Due to custodian	-	-	-	303,318
Payable for:
Investments purchased	-	-	-	-
Investments purchased - affiliated broker	-	-	-	-
Collateral upon return of securities loaned	37,135,605	13,677,634	20,789,065	29,678,735
Fund shares repurchased	-	-	-	-
Expenses recaptured	-	-	2,260	-
Accrued advisory fees	103,977	70,078	70,251	134,522
Accrued trustees’ and officer’s fees	82,010	57,246	58,501	67,793
Accrued expenses	109,599	112,591	125,443	116,161

Total liabilities	37,431,191	13,917,549	21,045,520	30,300,529

Net Assets	$251,657,021	$183,620,772	$162,572,714	$336,046,830

Net assets consist of:
Shares of beneficial interest	$540,664,294	$274,524,336	$328,158,586	$424,951,699
Distributable earnings (loss)	(289,007,273)	(90,903,564)	(165,585,872)	(88,904,869)

Net Assets	$251,657,021	$183,620,772	$162,572,714	$336,046,830

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,020,000	3,860,000	6,090,000	7,120,000
Net asset value	$62.60	$47.57	$26.70	$47.20

Market price	$62.59	$47.56	$26.70	$47.21

Unaffiliated investments in securities, at cost	$238,374,884	$167,008,537	$192,701,148	$314,816,379

Affiliated investments in securities, at cost	$37,430,211	$13,829,891	$20,898,058	$29,678,735

(a) Includes securities on loan with an aggregate value of:	$36,934,711	$13,419,390	$20,889,347	$29,131,670

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Dynamic Leisure and Entertainment ETF (PEJ)	Invesco Dynamic Media ETF (PBS)	Invesco Dynamic Networking ETF (PXQ)	Invesco Dynamic Oil & Gas Services ETF (PXJ)	Invesco Dynamic Pharmaceuticals ETF (PJP)	Invesco Dynamic Semiconductors ETF (PSI)	Invesco Dynamic Software ETF (PSJ)
$453,627,464	$31,855,937	$36,905,316	$82,727,289	$305,569,029	$510,973,597	$180,081,814
107,170,609	10,590,069	9,118,399	10,654,001	37,872,709	46,637,725	20,390,841
-	-	-	-	-	-	-
101,813	4,339	299	673	255,965	1,922	162
11,357	70,881	1,107	2,759	6,915	6,366	2,214
-	19,519	-	1,884,952	-	-	-
2,485,683	-	-	-	-	-	-
145,710	21,846	19,250	24,473	41,977	68,540	35,806

563,542,636	42,562,591	46,044,371	95,294,147	343,746,595	557,688,150	200,510,837

511	-	-	-	-	-	-
2,479,592	29,964	-	-	-	-	-
-	6,242	-	-	-	-	-
106,785,946	10,511,457	9,023,502	10,571,157	37,766,648	46,154,494	20,237,518
-	19,519	-	1,813,847	-	-	-
13,880	-	-	-	-	-	-
185,274	5,669	8,241	30,163	126,586	218,606	69,521
61,570	60,031	50,891	68,584	126,121	56,984	58,372
394,894	67,783	72,963	83,194	126,650	245,214	87,565

109,921,667	10,700,665	9,155,597	12,566,945	38,146,005	46,675,298	20,452,976

$453,620,969	$31,861,926	$36,888,774	$82,727,202	$305,600,590	$511,012,852	$180,057,861

$989,365,162	$141,204,214	$91,313,731	$198,497,229	$733,102,367	$644,875,937	$367,969,689
(535,744,193)	(109,342,288)	(54,424,957)	(115,770,027)	(427,501,777)	(133,863,085)	(187,911,828)

$453,620,969	$31,861,926	$36,888,774	$82,727,202	$305,600,590	$511,012,852	$180,057,861

10,950,000	930,000	510,000	17,060,000	3,940,000	4,590,000	1,860,000
$41.43	$34.26	$72.33	$4.85	$77.56	$111.33	$96.81

$41.41	$34.24	$72.28	$4.85	$77.54	$111.31	$96.79

$444,607,917	$36,995,219	$35,977,633	$91,500,757	$259,258,272	$505,238,171	$176,571,574

$107,178,209	$10,591,413	$9,118,399	$10,654,022	$37,873,379	$46,638,475	$20,392,020

$105,680,869	$10,353,839	$8,847,766	$10,491,462	$37,681,986	$45,266,679	$19,698,717

51

Statements of Operations

For the year ended April 30, 2023

	Invesco Dynamic Biotechnology & Genome ETF (PBE)	Invesco Dynamic Building & Construction ETF (PKB)	Invesco Dynamic Energy Exploration & Production ETF (PXE)	Invesco Dynamic Food & Beverage ETF (PBJ)
Investment income:
Unaffiliated dividend income	$881,848	$1,380,473	$10,782,464	$9,521,422
Affiliated dividend income	5,060	4,558	6,329	4,297
Securities lending income, net	288,415	25,009	202,518	48,220
Foreign withholding tax	-	-	-	(6,523)

Total investment income	1,175,323	1,410,040	10,991,311	9,567,416

Expenses:
Advisory fees	1,221,350	635,384	1,378,598	1,629,975
Sub-licensing fees	73,280	38,122	82,714	97,797
Accounting & administration fees	26,973	20,987	32,072	27,367
Professional fees	37,353	36,576	37,914	38,085
Printing fees	10,358	20,529	18,781	32,089
Custodian & transfer agent fees	15,643	9,057	10,733	7,001
Trustees’ and officer’s fees	3,695	4,815	5,915	5,314
Recapture (Note 3)	-	-	80,916	5,173
Tax expenses	-	-	374	-
Other expenses	25,774	22,569	15,767	20,576

Total expenses	1,414,426	788,039	1,663,784	1,863,377

Less: Waivers	(130)	(123)	(278)	(183)

Net expenses	1,414,296	787,916	1,663,506	1,863,194

Net investment income (loss)	(238,973)	622,124	9,327,805	7,704,222

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(27,307,770)	(12,701,973)	(13,896,432)	(25,490,456)
Affiliated investment securities	12,912	1,948	(39)	3,428
In-kind redemptions	16,323,992	(196,174)	79,378,542	20,108,861

Net realized gain (loss)	(10,970,866)	(12,896,199)	65,482,071	(5,378,167)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	35,134,527	31,328,368	(96,930,382)	5,360,645
Affiliated investment securities	(6,420)	(113)	(2,544)	-

Change in net unrealized appreciation (depreciation)	35,128,107	31,328,255	(96,932,926)	5,360,645

Net realized and unrealized gain (loss)	24,157,241	18,432,056	(31,450,855)	(17,522)

Net increase (decrease) in net assets resulting from operations	$23,918,268	$19,054,180	$(22,123,050)	$7,686,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Dynamic Leisure and Entertainment ETF (PEJ)	Invesco Dynamic Media ETF (PBS)	Invesco Dynamic Networking ETF (PXQ)	Invesco Dynamic Oil & Gas Services ETF (PXJ)	Invesco Dynamic Pharmaceuticals ETF (PJP)	Invesco Dynamic Semiconductors ETF (PSI)	Invesco Dynamic Software ETF (PSJ)
$7,510,241	$369,185	$209,188	$992,170	$4,549,147	$5,577,956	$370,431
11,652	1,854	2,328	3,026	4,748	7,766	3,753
428,046	625,217	56,977	32,742	51,799	344,465	3,272,128
-	-	-	(186)	-	(32,998)	(13,414)

7,949,939	996,256	268,493	1,027,752	4,605,694	5,897,189	3,632,898

3,727,831	175,347	189,357	310,228	1,587,534	2,638,179	1,003,895
223,666	10,521	11,361	18,613	95,250	158,287	60,233
135,017	14,752	15,057	16,027	22,195	60,295	27,001
43,333	35,977	36,980	36,051	38,048	40,741	37,199
118,688	15,918	14,443	19,447	22,576	36,988	35,677
27,916	3,375	6,740	5,620	5,299	13,055	78,515
12,185	3,529	4,272	2,981	1,112	8,983	5,566
-	-	1,727	-	-	-	-
-	-	-	-	-	-	-
44,308	20,018	19,227	15,223	24,382	33,120	35,538

4,332,944	279,437	299,164	424,190	1,796,396	2,989,648	1,283,624

(661)	(58,564)	(60,648)	(33,397)	(174)	(217)	(18,840)

4,332,283	220,873	238,516	390,793	1,796,222	2,989,431	1,264,784

3,617,656	775,383	29,977	636,959	2,809,472	2,907,758	2,368,114

(227,466,953)	(13,936,866)	(8,186,141)	1,226,026	(38,448,195)	(105,884,216)	(59,047,836)
(6,905,215)	1,773	306	(3,687)	479	11,124	6,787
(38,464,345)	568,558	1,044,509	1,986,178	16,899,210	9,487,132	785,733

(272,836,513)	(13,366,535)	(7,141,326)	3,208,517	(21,548,506)	(96,385,960)	(58,255,316)

141,528,185	7,383,172	2,778,829	(11,014,075)	27,041,851	97,548,154	52,442,567
3,709,832	(1,376)	-	(222)	(943)	(2,010)	(2,488)

145,238,017	7,381,796	2,778,829	(11,014,297)	27,040,908	97,546,144	52,440,079

(127,598,496)	(5,984,739)	(4,362,497)	(7,805,780)	5,492,402	1,160,184	(5,815,237)

$(123,980,840)	$(5,209,356)	$(4,332,520)	$(7,168,821)	$8,301,874	$4,067,942	$(3,447,123)

53

Statements of Changes in Net Assets

For the years ended April 30, 2023 and 2022

	Invesco Dynamic Biotechnology & Genome ETF (PBE)		Invesco Dynamic Building & Construction ETF (PKB)
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$(238,973)	$(374,703)	$622,124	$772,861
Net realized gain (loss)	(10,970,866)	(21,173,123)	(12,896,199)	14,530,032
Change in net unrealized appreciation (depreciation)	35,128,107	(53,263,434)	31,328,255	(67,504,990)

Net increase (decrease) in net assets resulting from operations	23,918,268	(74,811,260)	19,054,180	(52,202,097)

Distributions to Shareholders from:
Distributable earnings	-	-	(597,983)	(775,962)

Shareholder Transactions:
Proceeds from shares sold	90,047,476	75,848,619	68,792,752	262,827,248
Value of shares repurchased	(70,499,457)	(80,679,558)	(50,950,001)	(342,320,529)

Net increase (decrease) in net assets resulting from share transactions	19,548,019	(4,830,939)	17,842,751	(79,493,281)

Net increase (decrease) in net assets	43,466,287	(79,642,199)	36,298,948	(132,471,340)

Net assets:
Beginning of year	208,190,734	287,832,933	147,321,824	279,793,164

End of year	$251,657,021	$208,190,734	$183,620,772	$147,321,824

Changes in Shares Outstanding:
Shares sold	1,480,000	1,050,000	1,540,000	5,050,000
Shares repurchased	(1,160,000)	(1,170,000)	(1,240,000)	(6,930,000)
Shares outstanding, beginning of year	3,700,000	3,820,000	3,560,000	5,440,000

Shares outstanding, end of year	4,020,000	3,700,000	3,860,000	3,560,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Dynamic Energy Exploration & Production ETF (PXE)		Invesco Dynamic Food & Beverage ETF (PBJ)		Invesco Dynamic Leisure and Entertainment ETF (PEJ)		Invesco Dynamic Media ETF (PBS)
2023	2022	2023	2022	2023	2022	2023	2022
$9,327,805	$3,287,551	$7,704,222	$944,073	$3,617,656	$5,394,365	$775,383	$106,392
65,482,071	14,207,105	(5,378,167)	9,338,352	(272,836,513)	118,870,100	(13,366,535)	6,982,328
(96,932,926)	67,347,165	5,360,645	3,401,747	145,238,017	(136,953,823)	7,381,796	(20,717,644)

(22,123,050)	84,841,821	7,686,700	13,684,172	(123,980,840)	(12,689,358)	(5,209,356)	(13,628,924)

(9,616,549)	(2,912,994)	(6,857,863)	(1,060,636)	(3,846,251)	(5,931,416)	(672,062)	(290,662)

375,874,783	182,255,982	236,684,423	295,475,317	111,142,758	1,001,348,301	10,335,959	81,740,045
(445,778,697)	(59,561,855)	(204,319,168)	(88,981,438)	(879,116,414)	(1,420,572,743)	(11,042,508)	(112,055,816)

(69,903,914)	122,694,127	32,365,255	206,493,879	(767,973,656)	(419,224,442)	(706,549)	(30,315,771)

(101,643,513)	204,622,954	33,194,092	219,117,415	(895,800,747)	(437,845,216)	(6,587,967)	(44,235,357)

264,216,227	59,593,273	302,852,738	83,735,323	1,349,421,716	1,787,266,932	38,449,893	82,685,250

$162,572,714	$264,216,227	$336,046,830	$302,852,738	$453,620,969	$1,349,421,716	$31,861,926	$38,449,893

11,490,000	8,470,000	5,170,000	6,510,000	2,710,000	20,770,000	300,000	1,560,000
(14,890,000)	(2,930,000)	(4,540,000)	(2,050,000)	(22,930,000)	(28,450,000)	(320,000)	(2,200,000)
9,490,000	3,950,000	6,490,000	2,030,000	31,170,000	38,850,000	950,000	1,590,000

6,090,000	9,490,000	7,120,000	6,490,000	10,950,000	31,170,000	930,000	950,000

55

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2023 and 2022

	Invesco Dynamic Networking ETF (PXQ)		Invesco Dynamic Oil & Gas Services ETF (PXJ)
	2023	2022	2023	2022
Operations:
Net investment income	$29,977	$1,094,891	$636,959	$44,996
Net realized gain (loss)	(7,141,326)	4,954,846	3,208,517	(4,015,700)
Change in net unrealized appreciation (depreciation)	2,778,829	(9,231,646)	(11,014,297)	11,505,886

Net increase (decrease) in net assets resulting from operations	(4,332,520)	(3,181,909)	(7,168,821)	7,535,182

Distributions to Shareholders from:
Distributable earnings	(598,396)	(519,279)	(636,965)	(138,481)

Shareholder Transactions:
Proceeds from shares sold	8,138,121	43,601,425	94,100,045	47,048,626
Value of shares repurchased.	(11,400,298)	(36,666,587)	(71,513,523)	(42,416,400)

Net increase (decrease) in net assets resulting from share transactions	(3,262,177)	6,934,838	22,586,522	4,632,226

Net increase (decrease) in net assets	(8,193,093)	3,233,650	14,780,736	12,028,927

Net assets:
Beginning of year	45,081,867	41,848,217	67,946,466	55,917,539

End of year	$36,888,774	$45,081,867	$82,727,202	$67,946,466

Changes in Shares Outstanding:
Shares sold	110,000	470,000	18,480,000	10,540,000
Shares repurchased	(160,000)	(400,000)	(17,110,000)	(12,000,000)
Shares outstanding, beginning of year	560,000	490,000	15,690,000	17,150,000

Shares outstanding, end of year	510,000	560,000	17,060,000	15,690,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Dynamic Pharmaceuticals ETF (PJP)		Invesco Dynamic Semiconductors ETF (PSI)		Invesco Dynamic Software ETF (PSJ)
2023	2022	2023	2022	2023	2022
$2,809,472	$3,592,671	$2,907,758	$1,919,551	$2,368,114	$1,957,130
(21,548,506)	30,141,042	(96,385,960)	118,746,733	(58,255,316)	(82,001,377)
27,040,908	(37,448,594)	97,546,144	(212,525,790)	52,440,079	(88,601,357)

8,301,874	(3,714,881)	4,067,942	(91,859,506)	(3,447,123)	(168,645,604)

(3,108,674)	(3,500,523)	(3,263,542)	(1,713,558)	(2,689,882)	(23,142,175)

39,783,422	113,139,478	85,135,316	644,996,347	2,006,325	188,174,802
(59,858,382)	(143,944,893)	(165,236,558)	(594,389,766)	(56,049,648)	(378,234,226)

(20,074,960)	(30,805,415)	(80,101,242)	50,606,581	(54,043,323)	(190,059,424)

(14,881,760)	(38,020,819)	(79,296,842)	(42,966,483)	(60,180,328)	(381,847,203)

320,482,350	358,503,169	590,309,694	633,276,177	240,238,189	622,085,392

$305,600,590	$320,482,350	$511,012,852	$590,309,694	$180,057,861	$240,238,189

520,000	1,430,000	730,000	4,740,000	20,000	1,220,000
(800,000)	(1,800,000)	(1,540,000)	(4,570,000)	(590,000)	(2,600,000)
4,220,000	4,590,000	5,400,000	5,230,000	2,430,000	3,810,000

3,940,000	4,220,000	4,590,000	5,400,000	1,860,000	2,430,000

57

Financial Highlights

Invesco Dynamic Biotechnology & Genome ETF (PBE)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$56.27	$75.35	$53.16	$52.22	$48.02

Net investment income (loss)(a)	(0.06)	(0.10)	(0.19)	0.00 (b)	(0.16)
Net realized and unrealized gain (loss) on investments	6.39	(18.98)	22.38	0.97	4.36

Total from investment operations	6.33	(19.08)	22.19	0.97	4.20

Distributions to shareholders from:
Net investment income	-	-	-	(0.03)	(0.00	)(c)

Net asset value at end of year	$62.60	$56.27	$75.35	$53.16	$52.22

Market price at end of year(d)	$62.59	$56.24	$75.31	$53.27	$52.22

Net Asset Value Total Return(e)	11.25%	(25.32)%	41.74%	1.87%	8.75%
Market Price Total Return(e)	11.29%	(25.32)%	41.37%	2.08%	8.62%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$251,657	$208,191	$287,833	$220,611	$248,027
Ratio to average net assets of:
Expenses	0.58%	0.57%	0.59%	0.58%	0.57%
Net investment income (loss)	(0.10)%	(0.14)%	(0.30)%	0.01%	(0.29)%
Portfolio turnover rate(f)	71%	121%	151%	252%	117%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Building & Construction ETF (PKB)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$41.38	$51.43	$25.83	$30.04	$30.33

Net investment income(a)	0.21	0.14	0.10	0.12	0.13
Net realized and unrealized gain (loss) on investments	6.18	(10.05)	25.62	(4.19)	(0.29)

Total from investment operations	6.39	(9.91)	25.72	(4.07)	(0.16)

Distributions to shareholders from:
Net investment income	(0.20)	(0.14)	(0.12)	(0.14)	(0.13)

Net asset value at end of year	$47.57	$41.38	$51.43	$25.83	$30.04

Market price at end of year(b)	$47.56	$41.38	$51.48	$25.89	$30.05

Net Asset Value Total Return(c)	15.53%	(19.31)%	99.81%	(13.59)%	(0.47)%
Market Price Total Return(c)	15.50%	(19.39)%	99.54%	(13.42)%	(0.47)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$183,621	$147,322	$279,793	$69,753	$118,639
Ratio to average net assets of:
Expenses	0.62%	0.57%	0.60%	0.59%	0.60%
Net investment income	0.49%	0.29%	0.25%	0.38%	0.44%
Portfolio turnover rate(d)	118%	151%	136%	139%	148%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights–(continued)

Invesco Dynamic Energy Exploration & Production ETF (PXE)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$27.84	$15.09	$10.12	$19.55		$24.06

Net investment income(a)	1.01	0.51	0.15	0.26		0.20
Net realized and unrealized gain (loss) on investments	(1.12)	12.68	5.22	(9.41)		(4.48)

Total from investment operations	(0.11)	13.19	5.37	(9.15)		(4.28)

Distributions to shareholders from:
Net investment income	(1.03)	(0.44)	(0.40)	(0.28)		(0.23)

Net asset value at end of year	$26.70	$27.84	$15.09	$10.12		$19.55

Market price at end of year(b)	$26.70	$27.79	$15.12	$10.11		$19.57

Net Asset Value Total Return(c)	(0.52)%	88.75%	55.47%	(47.06)%		(17.84)%
Market Price Total Return(c)	(0.34)%	88.04%	55.94%	(47.17)%		(17.96)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$162,573	$264,216	$59,593	$16,693		$40,078
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.63%	0.63%	0.65	%(d)	0.63%
Expenses, prior to Waivers	0.60%	0.63%	0.95%	0.86	%(d)	0.64%
Net investment income	3.38%	2.41%	1.30%	1.80	%(d)	0.82%
Portfolio turnover rate(e)	94%	63%	73%	126%		110%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights–(continued)

Invesco Dynamic Food & Beverage ETF (PBJ)

	Years Ended April 30,
	2023		2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$46.66		$41.25	$30.36	$34.21		$32.81

Net investment income(a)	1.07	(b)	0.34	0.47	0.41		0.34
Net realized and unrealized gain (loss) on investments	0.40	(c)	5.46	10.87	(3.81)		1.39

Total from investment operations	1.47		5.80	11.34	(3.40)		1.73

Distributions to shareholders from:
Net investment income	(0.93)		(0.39)	(0.45)	(0.45)		(0.33)

Net asset value at end of year	$47.20		$46.66	$41.25	$30.36		$34.21

Market price at end of year(d)	$47.21		$46.70	$41.27	$30.38		$34.19

Net Asset Value Total Return(e)	3.25%		14.14%	37.65%	(10.00)%		5.37%
Market Price Total Return(e)	3.19%		14.18%	37.63%	(9.90)%		5.47%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$336,047		$302,853	$83,735	$63,746		$71,831
Ratio to average net assets of:
Expenses, after Waivers	0.57%		0.63%	0.63%	0.64	%(f)	0.63%
Expenses, prior to Waivers	0.57%		0.63%	0.68%	0.64	%(f)	0.65%
Net investment income	2.36	%(b)	0.78%	1.35%	1.23	%(f)	1.05%
Portfolio turnover rate(g)	95%		98%	116%	136%		122%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.66 and 1.44%, respectively.

(c)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights–(continued)

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

	Years Ended April 30,
	2023	2022	2021		2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$43.29	$46.00	$27.39		$44.80		$44.89

Net investment income(a)	0.19	0.18	0.31	(b)	0.18		0.19
Net realized and unrealized gain (loss) on investments	(1.82)	(2.68)	18.62		(17.35)		(0.05)

Total from investment operations	(1.63)	(2.50)	18.93		(17.17)		0.14

Distributions to shareholders from:
Net investment income	(0.23)	(0.21)	(0.32)		(0.24)		(0.23)

Net asset value at end of year	$41.43	$43.29	$46.00		$27.39		$44.80

Market price at end of year(c)	$41.41	$43.29	$45.93		$27.48		$44.78

Net Asset Value Total Return(d)	(3.71)%	(5.47)%	69.34%		(38.42)%		0.33%
Market Price Total Return(d)	(3.75)%	(5.32)%	68.53%		(38.19)%		0.12%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$453,621	$1,349,422	$1,787,267		$135,590		$67,201
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.54%	0.55%		0.64	%(e)	0.63%
Expenses, prior to Waivers	0.58%	0.55%	0.55%		0.70	%(e)	0.63%
Net investment income	0.49%	0.38%	0.76	%(b)	0.47	%(e)	0.42%
Portfolio turnover rate(f)	165%	153%	126%		163%		207%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.01 and 0.02%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights–(continued)

Invesco Dynamic Media ETF (PBS)

	Years Ended April 30,
	2023	2022	2021		2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$40.47	$52.00	$27.88		$34.65		$29.14

Net investment income(a)	0.78	0.06	0.40	(b)	0.12		0.16
Net realized and unrealized gain (loss) on investments	(6.30)	(11.42)	23.96		(6.75)		5.58

Total from investment operations	(5.52)	(11.36)	24.36		(6.63)		5.74

Distributions to shareholders from:
Net investment income	(0.69)	(0.17)	(0.24)		(0.14)		(0.23)

Net asset value at end of year	$34.26	$40.47	$52.00		$27.88		$34.65

Market price at end of year(c)	$34.24	$40.43	$51.96		$27.85		$34.65

Net Asset Value Total Return(d)	(13.54)%	(21.90)%	87.47%		(19.20)%		19.81%
Market Price Total Return(d)	(13.50)%	(21.92)%	87.53%		(19.28)%		19.73%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$31,862	$38,450	$82,685		$30,668		$88,348
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%		0.64	%(e)	0.63%
Expenses, prior to Waivers	0.80%	0.64%	0.72%		0.67	%(e)	0.67%
Net investment income	2.21%	0.12%	0.94	%(b)	0.36	%(e)	0.49%
Portfolio turnover rate(f)	91%	99%	99%		146%		103%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.04 and 0.08%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights–(continued)

Invesco Dynamic Networking ETF (PXQ)

	Years Ended April 30,
	2023	2022		2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$80.50	$85.40		$57.59	$63.16		$50.08

Net investment income(a)	0.06	2.23	(b)	0.08	0.10		0.66
Net realized and unrealized gain (loss) on investments	(7.12)	(6.10)		27.86	(5.51)		13.13

Total from investment operations	(7.06)	(3.87)		27.94	(5.41)		13.79

Distributions to shareholders from:
Net investment income	(1.11)	(1.03)		(0.13)	(0.16)		(0.71)

Net asset value at end of year	$72.33	$80.50		$85.40	$57.59		$63.16

Market price at end of year(c)	$72.28	$80.36		$85.46	$57.51		$63.14

Net Asset Value Total Return(d)	(8.77)%	(4.67)%		48.59%	(8.56)%		27.90%
Market Price Total Return(d)	(8.66)%	(4.91)%		48.90%	(8.66)%		27.81%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$36,889	$45,082		$41,848	$46,070		$101,051
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%		0.63%	0.64	%(e)	0.63%
Expenses, prior to Waivers	0.79%	0.69%		0.73%	0.65	%(e)	0.64%
Net investment income	0.08%	2.42	%(b)	0.11%	0.17	%(e)	1.21%
Portfolio turnover rate(f)	109%	109%		103%	99%		98%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.47 and 1.60%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Financial Highlights–(continued)

Invesco Dynamic Oil & Gas Services ETF (PXJ)

	Years Ended April 30,
	2023	2022	2021		2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$4.33	$3.26	$2.39		$6.87		$9.70

Net investment income(a)	0.05	0.00	0.07	(b)	0.07		0.04
Net realized and unrealized gain (loss) on investments	0.51 (c)	1.09	0.94	(c)	(4.47)		(2.81)

Total from investment operations	0.56	1.09	1.01		(4.40)		(2.77)

Distributions to shareholders from:
Net investment income	(0.04)	(0.02)	(0.14)		(0.08)		(0.06)

Net asset value at end of year	$4.85	$4.33	$3.26		$2.39		$6.87

Market price at end of year(d)	$4.85	$4.33	$3.27		$2.40		$6.87

Net Asset Value Total Return(e)	13.10%	33.40%	43.34%		(63.87)%		(28.69)%
Market Price Total Return(e)	13.10%	33.00%	43.19%		(63.72)%		(28.69)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$82,727	$67,946	$55,918		$5,971		$17,519
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%		0.67	%(f)	0.63%
Expenses, prior to Waivers	0.68%	0.74%	1.17%		1.09	%(f)	0.83%
Net investment income	1.03%	0.12%	2.32	%(b)	1.51	%(f)	0.48%
Portfolio turnover rate(g)	64%	109%	63%		82%		81%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.03 and 1.07%, respectively.

(c)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.04%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Financial Highlights–(continued)

Invesco Dynamic Pharmaceuticals ETF (PJP)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$75.94	$78.11	$62.54	$62.65	$61.49

Net investment income(a)	0.67	0.73	0.53	0.55	0.69
Net realized and unrealized gain (loss) on investments	1.70 (b)	(2.19)	15.60	(0.08)	1.17

Total from investment operations	2.37	(1.46)	16.13	0.47	1.86

Distributions to shareholders from:
Net investment income	(0.75)	(0.71)	(0.56)	(0.58)	(0.70)

Net asset value at end of year	$77.56	$75.94	$78.11	$62.54	$62.65

Market price at end of year(c)	$77.54	$75.97	$78.17	$62.49	$62.64

Net Asset Value Total Return(d)	3.17%	(1.91)%	25.91%	0.83%	3.02%
Market Price Total Return(d)	3.10%	(1.94)%	26.10%	0.77%	2.94%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$305,601	$320,482	$358,503	$356,497	$416,591
Ratio to average net assets of:
Expenses	0.57%	0.56%	0.58%	0.56%	0.56%
Net investment income	0.88%	0.92%	0.76%	0.92%	1.03%
Portfolio turnover rate(e)	36%	40%	48%	63%	81%

(a)	Based on average shares outstanding.
(b)

Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net realized and unrealized gain (loss) on investments per share would have been $1.58. Total returns would have been lower.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Semiconductors ETF (PSI)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$109.32	$121.09	$63.60	$58.09	$48.91

Net investment income(a)	0.59	0.35	0.19	0.29	0.38
Net realized and unrealized gain (loss) on investments	2.09	(11.81)	57.49	5.60	9.19

Total from investment operations	2.68	(11.46)	57.68	5.89	9.57

Distributions to shareholders from:
Net investment income	(0.67)	(0.31)	(0.19)	(0.38)	(0.39)

Net asset value at end of year	$111.33	$109.32	$121.09	$63.60	$58.09

Market price at end of year(b)	$111.31	$109.31	$120.96	$63.71	$58.04

Net Asset Value Total Return(c)	2.49%	(9.50)%	90.85%	10.23%	19.71%
Market Price Total Return(c)	2.48%	(9.41)%	90.32%	10.51%	19.53%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$511,013	$590,310	$633,276	$228,946	$200,423
Ratio to average net assets of:
Expenses	0.57%	0.55%	0.56%	0.57%	0.58%
Net investment income	0.55%	0.26%	0.20%	0.49%	0.73%
Portfolio turnover rate(d)	108%	84%	95%	94%	98%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Dynamic Software ETF (PSJ)

	Years Ended April 30,

	2023	2022		2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$98.86	$163.28		$98.85	$96.10	$70.81

Net investment income (loss)(a)	1.13	0.63	(b)	(0.43)	0.03	(0.22)
Net realized and unrealized gain (loss) on investments	(1.90)	(57.12)		64.86	2.83	25.51

Total from investment operations	(0.77)	(56.49)		64.43	2.86	25.29

Distributions to shareholders from:
Net investment income	(1.28)	(0.71)		-	(0.11)	-
Net realized gains	-	(7.22)		-	-	-

Total distributions	(1.28)	(7.93)		-	(0.11)	-

Net asset value at end of year	$96.81	$98.86		$163.28	$98.85	$96.10

Market price at end of year(c)	$96.79	$98.80		$163.23	$98.80	$96.13

Net Asset Value Total Return(d)	(0.71)%	(35.58)%		65.17%	2.99%	35.71%
Market Price Total Return(d)	(0.67)%	(35.59)%		65.21%	2.91%	35.58%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$180,058	$240,238		$622,085	$400,339	$437,243
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.56%		0.56%	0.56%	0.58%
Expenses, prior to Waivers	0.64%	0.56%		0.56%	0.56%	0.58%
Net investment income (loss)	1.18%	0.44	%(b)	(0.31)%	0.03%	(0.27)%
Portfolio turnover rate(e)	190%	209%		176%	190%	157%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $(0.36) and (0.26)%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Dynamic Biotechnology & Genome ETF (PBE)	“Dynamic Biotechnology & Genome ETF”

Invesco Dynamic Building & Construction ETF (PKB)	“Dynamic Building & Construction ETF”

Invesco Dynamic Energy Exploration & Production ETF (PXE)	“Dynamic Energy Exploration & Production ETF”

Invesco Dynamic Food & Beverage ETF (PBJ)	“Dynamic Food & Beverage ETF”

Invesco Dynamic Leisure and Entertainment ETF (PEJ)	“Dynamic Leisure and Entertainment ETF”

Invesco Dynamic Media ETF (PBS)	“Dynamic Media ETF”

Invesco Dynamic Networking ETF (PXQ)	“Dynamic Networking ETF”

Invesco Dynamic Oil & Gas Services ETF (PXJ)	“Dynamic Oil & Gas Services ETF”

Invesco Dynamic Pharmaceuticals ETF (PJP)	“Dynamic Pharmaceuticals ETF”

Invesco Dynamic Semiconductors ETF (PSI)	“Dynamic Semiconductors ETF”

Invesco Dynamic Software ETF (PSJ)	“Dynamic Software ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Dynamic Biotechnology & Genome ETF	Dynamic Biotech & Genome Intellidex® Index

Dynamic Building & Construction ETF	Dynamic Building & Construction Intellidex® Index

Dynamic Energy Exploration & Production ETF	Dynamic Energy Exploration & Production Intellidex® Index

Dynamic Food & Beverage ETF	Dynamic Food & Beverage Intellidex® Index

Dynamic Leisure and Entertainment ETF	Dynamic Leisure & Entertainment Intellidex® Index

Dynamic Media ETF	Dynamic Media Intellidex® Index

Dynamic Networking ETF	Dynamic Networking Intellidex® Index

Dynamic Oil & Gas Services ETF	Dynamic Oil Services Intellidex® Index

Dynamic Pharmaceuticals ETF	Dynamic Pharmaceutical Intellidex® Index

Dynamic Semiconductors ETF	Dynamic Semiconductor Intellidex® Index

Dynamic Software ETF	Dynamic Software Intellidex® Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued

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based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value. Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing

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fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees paid

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to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

Dynamic Biotechnology & Genome ETF	$18,323

Dynamic Building & Construction ETF	1,455

Dynamic Energy Exploration & Production ETF	16,785

Dynamic Food & Beverage ETF	3,283

Dynamic Leisure and Entertainment ETF	19,776

Dynamic Media ETF	18,784

Dynamic Networking ETF	2,325

Dynamic Oil & Gas Services ETF	2,432

Dynamic Pharmaceuticals ETF	1,863

Dynamic Semiconductors ETF	28,874

Dynamic Software ETF	31,842

J.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

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Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2025. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2025. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Biotechnology & Genome ETF, Dynamic Building & Construction ETF, Dynamic Energy Exploration & Production ETF, Dynamic Food & Beverage ETF, Dynamic Leisure and Entertainment ETF, Dynamic Pharmaceuticals ETF and Dynamic Semiconductors ETF.

Further, through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2023, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Biotechnology & Genome ETF	$130

Dynamic Building & Construction ETF	123

Dynamic Energy Exploration & Production ETF	278

Dynamic Food & Beverage ETF	183

Dynamic Leisure and Entertainment ETF	661

Dynamic Media ETF	58,564

Dynamic Networking ETF	60,648

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Dynamic Oil & Gas Services ETF	$33,397

Dynamic Pharmaceuticals ETF	174

Dynamic Semiconductors ETF	217

Dynamic Software ETF	18,840

The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2023 are as follows:

	Total Potential Recapture	Potential Recapture Amounts Expiring
	Amounts	4/30/24	4/30/25	4/30/26

Dynamic Media ETF	$116,241	$45,381	$12,359	$58,501

Dynamic Networking ETF	135,167	48,084	28,238	58,845

Dynamic Oil & Gas Services ETF	153,750	81,170	39,278	33,302

Dynamic Software ETF	18,714	-	-	18,714

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with ICE Data Indices, LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Dynamic Biotechnology & Genome ETF	$34,299

Dynamic Building & Construction ETF	23,890

Dynamic Energy Exploration & Production ETF	53,353

Dynamic Food & Beverage ETF	36,040

Dynamic Leisure and Entertainment ETF	118,763

Dynamic Media ETF	18,749

Dynamic Networking ETF	10,336

Dynamic Oil & Gas Services ETF	19,048

Dynamic Pharmaceuticals ETF	24,538

Dynamic Semiconductors ETF	54,090

Dynamic Software ETF	67,983

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold-affiliated broker and/or payable caption Investments purchased-affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

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Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Dynamic Biotechnology & Genome ETF

Investments in Securities

Common Stocks & Other Equity Interests	$251,595,392	$-	$-	$251,595,392

Money Market Funds	294,606	37,130,518	-	37,425,124

Total Investments	$251,889,998	$37,130,518	$-	$289,020,516

Dynamic Building & Construction ETF

Investments in Securities

Common Stocks & Other Equity Interests	$183,640,343	$-	$-	$183,640,343

Money Market Funds	152,257	13,677,521	-	13,829,778

Total Investments	$183,792,600	$13,677,521	$-	$197,470,121

Dynamic Energy Exploration & Production ETF

Investments in Securities

Common Stocks & Other Equity Interests	$162,613,944	$-	$-	$162,613,944

Money Market Funds	108,993	20,789,025	-	20,898,018

Total Investments	$162,722,937	$20,789,025	$-	$183,511,962

Dynamic Food & Beverage ETF

Investments in Securities

Common Stocks & Other Equity Interests	$336,004,078	$-	$-	$336,004,078

Money Market Funds	-	29,678,735	-	29,678,735

Total Investments	$336,004,078	$29,678,735	$-	$365,682,813

Dynamic Leisure and Entertainment ETF

Investments in Securities

Common Stocks & Other Equity Interests	$453,627,464	$-	$-	$453,627,464

Money Market Funds	392,263	106,778,346	-	107,170,609

Total Investments	$454,019,727	$106,778,346	$-	$560,798,073

Dynamic Media ETF

Investments in Securities

Common Stocks & Other Equity Interests	$31,855,937	$-	$-	$31,855,937

Money Market Funds	79,956	10,510,113	-	10,590,069

Total Investments	$31,935,893	$10,510,113	$-	$42,446,006

Dynamic Networking ETF

Investments in Securities

Common Stocks & Other Equity Interests	$36,905,316	$-	$-	$36,905,316

Money Market Funds	94,897	9,023,502	-	9,118,399

Total Investments	$37,000,213	$9,023,502	$-	$46,023,715

Dynamic Oil & Gas Services ETF

Investments in Securities

Common Stocks & Other Equity Interests	$82,727,289	$-	$-	$82,727,289

Money Market Funds	82,865	10,571,136	-	10,654,001

Total Investments	$82,810,154	$10,571,136	$-	$93,381,290

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	Level 1	Level 2	Level 3	Total

Dynamic Pharmaceuticals ETF

Investments in Securities

Common Stocks & Other Equity Interests	$305,569,029	$-	$0	$305,569,029

Money Market Funds	106,731	37,765,978	-	37,872,709

Total Investments	$305,675,760	$37,765,978	$0	$343,441,738

Dynamic Semiconductors ETF

Investments in Securities

Common Stocks & Other Equity Interests	$510,973,597	$-	$-	$510,973,597

Money Market Funds	483,981	46,153,744	-	46,637,725

Total Investments	$511,457,578	$46,153,744	$-	$557,611,322

Dynamic Software ETF

Investments in Securities

Common Stocks & Other Equity Interests	$180,081,814	$-	$-	$180,081,814

Money Market Funds	154,502	20,236,339	-	20,390,841

Total Investments	$180,236,316	$20,236,339	$-	$200,472,655

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2023 and 2022:

	2023	2022
	Ordinary Income*	Ordinary Income*	Long-Term Capital Gains

Dynamic Biotechnology & Genome ETF	$-	$-	$-

Dynamic Building & Construction ETF	597,983	775,962	-

Dynamic Energy Exploration & Production ETF	9,616,549	2,912,994	-

Dynamic Food & Beverage ETF	6,857,863	1,060,636	-

Dynamic Leisure and Entertainment ETF	3,846,251	5,931,416	-

Dynamic Media ETF	672,062	290,662	-

Dynamic Networking ETF	598,396	519,279	-

Dynamic Oil & Gas Services ETF	636,965	138,481	-

Dynamic Pharmaceuticals ETF	3,108,674	3,500,523	-

Dynamic Semiconductors ETF	3,263,542	1,713,558	-

Dynamic Software ETF	2,689,882	9,574,184	13,567,991
* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets

Dynamic Biotechnology & Genome ETF	$-	$(77,928)	$10,155,143	$(298,957,784)	$(126,704)	$540,664,294	$251,657,021

Dynamic Building & Construction ETF	24,161	(53,142)	16,478,465	(107,353,048)	-	274,524,336	183,620,772

Dynamic Energy Exploration & Production ETF	-	(55,276)	(34,149,051)	(131,381,545)	-	328,158,586	162,572,714

Dynamic Food & Beverage ETF	871,074	(64,297)	17,651,456	(107,363,102)	-	424,951,699	336,046,830

Dynamic Leisure and Entertainment ETF	-	(57,862)	8,407,319	(544,093,650)	-	989,365,162	453,620,969

Dynamic Media ETF	103,852	(56,638)	(6,149,066)	(103,240,436)	-	141,204,214	31,861,926

Dynamic Networking ETF	9,615	(47,491)	849,158	(55,236,239)	-	91,313,731	36,888,774

Dynamic Oil & Gas Services ETF	122,928	(502,950)	(9,283,914)	(106,106,091)	-	198,497,229	82,727,202

Dynamic Pharmaceuticals ETF	115,810	(120,955)	44,102,238	(471,598,870)	-	733,102,367	305,600,590

Dynamic Semiconductors ETF	-	(53,102)	2,503,842	(136,313,825)	-	644,875,937	511,012,852

Dynamic Software ETF	-	(53,223)	2,185,905	(189,720,664)	(323,846)	367,969,689	180,057,861

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Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Dynamic Biotechnology & Genome ETF	$259,186,035	$39,771,749	$298,957,784

Dynamic Building & Construction ETF	99,459,024	7,894,024	107,353,048

Dynamic Energy Exploration & Production ETF	96,514,158	34,867,387	131,381,545

Dynamic Food & Beverage ETF	97,483,681	9,879,421	107,363,102

Dynamic Leisure and Entertainment ETF	454,713,680	89,379,970	544,093,650

Dynamic Media ETF	91,395,763	11,844,673	103,240,436

Dynamic Networking ETF	45,607,213	9,629,026	55,236,239

Dynamic Oil & Gas Services ETF	57,758,745	48,347,346	106,106,091

Dynamic Pharmaceuticals ETF	189,362,805	282,236,065	471,598,870

Dynamic Semiconductors ETF	136,313,825	-	136,313,825

Dynamic Software ETF	175,559,773	14,160,891	189,720,664

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended April 30, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Dynamic Biotechnology & Genome ETF	$172,832,514	$172,432,449

Dynamic Building & Construction ETF	154,409,286	154,338,399

Dynamic Energy Exploration & Production ETF	265,264,917	259,896,889

Dynamic Food & Beverage ETF	314,423,322	312,556,699

Dynamic Leisure and Entertainment ETF	1,241,422,777	1,247,487,194

Dynamic Media ETF	31,831,173	31,721,911

Dynamic Networking ETF	42,373,368	42,888,390

Dynamic Oil & Gas Services ETF	41,386,813	40,616,197

Dynamic Pharmaceuticals ETF	114,492,508	114,337,054

Dynamic Semiconductors ETF	571,249,010	572,002,998

Dynamic Software ETF	382,566,319	382,995,020

For the fiscal year ended April 30, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

Dynamic Biotechnology & Genome ETF	$90,154,054	$71,378,425

Dynamic Building & Construction ETF	68,846,537	50,987,629

Dynamic Energy Exploration & Production ETF	375,240,084	450,235,676

Dynamic Food & Beverage ETF	236,573,334	204,985,819

Dynamic Leisure and Entertainment ETF	110,967,399	874,112,423

Dynamic Media ETF	10,197,254	10,934,651

Dynamic Networking ETF	8,141,297	11,405,203

Dynamic Oil & Gas Services ETF	94,056,600	71,733,560

Dynamic Pharmaceuticals ETF	39,755,826	59,831,681

Dynamic Semiconductors ETF	85,151,078	165,227,497

Dynamic Software ETF	2,007,726	55,988,312

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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As of April 30, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

Dynamic Biotechnology & Genome ETF	$29,827,422	$(19,672,279)	$10,155,143	$278,865,373

Dynamic Building & Construction ETF	21,315,105	(4,836,640)	16,478,465	180,991,656

Dynamic Energy Exploration & Production ETF	2,480,953	(36,630,004)	(34,149,051)	217,661,013

Dynamic Food & Beverage ETF	28,265,049	(10,613,593)	17,651,456	348,031,357

Dynamic Leisure and Entertainment ETF	41,224,766	(32,817,447)	8,407,319	552,390,754

Dynamic Media ETF	1,744,656	(7,893,722)	(6,149,066)	48,595,072

Dynamic Networking ETF	3,769,004	(2,919,846)	849,158	45,174,557

Dynamic Oil & Gas Services ETF	3,475,378	(12,759,292)	(9,283,914)	102,665,204

Dynamic Pharmaceuticals ETF	56,428,032	(12,325,794)	44,102,238	299,339,500

Dynamic Semiconductors ETF	46,463,535	(43,959,693)	2,503,842	555,107,480

Dynamic Software ETF	17,767,715	(15,581,810)	2,185,905	198,286,750

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Dynamic Biotechnology & Genome ETF	$256,943	$(16,145,901)	$15,888,958

Dynamic Building & Construction ETF	-	305,425	(305,425)

Dynamic Energy Exploration & Production ETF	(90,760)	(74,213,570)	74,304,330

Dynamic Food & Beverage ETF	-	(18,627,503)	18,627,503

Dynamic Leisure and Entertainment ETF	229,756	47,210,659	(47,440,415)

Dynamic Media ETF	-	55,991	(55,991)

Dynamic Networking ETF	-	(867,421)	867,421

Dynamic Oil & Gas Services ETF	(179,433)	(541,628)	721,061

Dynamic Pharmaceuticals ETF	-	(16,437,846)	16,437,846

Dynamic Semiconductors ETF	99,878	(7,157,661)	7,057,783

Dynamic Software ETF	-	1,091,310	(1,091,310)

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at

77

least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 10—Subsequent Event

On June 22, 2023, the Board approved changes to the fund name, ticker symbol, investment objective, underlying index and principal investment strategy for each fund, as shown in the table below. The investment objective of each fund will change to track the investment results (before fees and expenses) of the New Underlying Index, and each fund’s principal investment strategy of each fund will change to generally invest at least 90% of its total assets in the components of its respective New Underlying Index.

For Invesco Dynamic Networking ETF, the Board also approved a reduction in the annual advisory fee of the Fund, as well as a change in the advisory fee structure. The Fund’s annual advisory fee will be reduced to 0.40% of the Fund’s average daily net assets and will become a unitary fee. Out of the Fund’s unitary advisory fee, the Adviser will pay substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

These changes will be effective after the close of markets on August 25, 2023.

Current Fund Name	Current Ticker Symbol	Current Underlying Index	New Fund Name	New Ticker Symbol	New Underlying Index

Invesco Dynamic Media ETF	PBS	Dynamic Media Intellidex® Index	Invesco Next Gen Media and Gaming ETF	GGME	STOXX World AC NexGen Media Index

Invesco Dynamic Networking ETF	PXQ	Dynamic Networking Intellidex® Index	Invesco Next Gen Connectivity ETF	KNCT	STOXX World AC NexGen Connectivity Index

Invesco Dynamic Software ETF	PSJ	Dynamic Software Intellidex® Index	Invesco AI and Next Gen Software ETF	IGPT	STOXX World AC NexGen Software Development Index

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF and Invesco Dynamic Software ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF and Invesco Dynamic Software ETF (eleven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023, and each of the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 26, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

79

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Dynamic Biotechnology & Genome ETF (PBE)

Actual	$1,000.00	$988.00	0.59%	$2.91

Hypothetical (5% return before expenses)	1,000.00	1,021.87	0.59	2.96

Invesco Dynamic Building & Construction ETF (PKB)

Actual	1,000.00	1,192.50	0.64	3.48

Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.64	3.21

Invesco Dynamic Energy Exploration & Production ETF (PXE)

Actual	1,000.00	816.20	0.58	2.61

Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.58	2.91

Invesco Dynamic Food & Beverage ETF (PBJ)

Actual	1,000.00	1,022.00	0.59	2.96

Hypothetical (5% return before expenses)	1,000.00	1,021.87	0.59	2.96

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

Actual	1,000.00	1,079.30	0.63	3.25

Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

Invesco Dynamic Media ETF (PBS)

Actual	1,000.00	1,022.30	0.63	3.16

Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

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Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Dynamic Networking ETF (PXQ)

Actual	$1,000.00	$933.90	0.63%	$3.02

Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

Invesco Dynamic Oil & Gas Services ETF (PXJ)

Actual	1,000.00	977.80	0.63	3.09

Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

Invesco Dynamic Pharmaceuticals ETF (PJP)

Actual	1,000.00	1,018.30	0.58	2.90

Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.58	2.91

Invesco Dynamic Semiconductors ETF (PSI)

Actual	1,000.00	1,191.90	0.58	3.15

Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.58	2.91

Invesco Dynamic Software ETF (PSJ)

Actual	1,000.00	1,019.20	0.65	3.25

Hypothetical (5% return before expenses)	1,000.00	1,021.57	0.65	3.26

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

81

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco Dynamic Biotechnology & Genome ETF	0%	0%	0%	0%	0%

Invesco Dynamic Building & Construction ETF	0%	100%	100%	0%	0%

Invesco Dynamic Energy Exploration & Production ETF	0%	100%	100%	0%	0%

Invesco Dynamic Food & Beverage ETF	0%	100%	100%	0%	0%

Invesco Dynamic Leisure and Entertainment ETF	0%	100%	100%	0%	0%

Invesco Dynamic Media ETF	0%	44%	44%	0%	0%

Invesco Dynamic Networking ETF	0%	58%	53%	0%	0%

Invesco Dynamic Oil & Gas Services ETF	0%	100%	76%	0%	0%

Invesco Dynamic Pharmaceuticals ETF	0%	100%	100%	0%	0%

Invesco Dynamic Semiconductors ETF	0%	100%	100%	0%	0%

Invesco Dynamic Software ETF	0%	11%	12%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

82

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	216	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	216	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

83

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	216	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

84

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	216	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

85

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	216	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	216	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

86

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	216	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

87

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	216	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	216	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

88

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

89

Trustees and Officers–(continued)

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	216	None

*	These are the dates the Interested Trustee began serving the Trust in her current positions. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

90

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

91

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

93

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF	Invesco Dynamic Semiconductors ETF

Invesco BuyBack AchieversTM ETF	Invesco Dynamic Software ETF

Invesco Dividend AchieversTM ETF	Invesco Financial Preferred ETF

Invesco DWA Basic Materials Momentum ETF	Invesco FTSE RAFI US 1000 ETF

Invesco DWA Consumer Cyclicals Momentum ETF	Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco DWA Consumer Staples Momentum ETF	Invesco Global Listed Private Equity ETF

Invesco DWA Energy Momentum ETF	Invesco Golden Dragon China ETF

Invesco DWA Financial Momentum ETF	Invesco High Yield Equity Dividend AchieversTM ETF

Invesco DWA Healthcare Momentum ETF	Invesco International Dividend AchieversTM ETF

Invesco DWA Industrials Momentum ETF	Invesco MSCI Sustainable Future ETF

Invesco DWA Momentum ETF	Invesco S&P 100 Equal Weight ETF

Invesco DWA Technology Momentum ETF	Invesco S&P 500 GARP ETF

Invesco DWA Utilities Momentum ETF	Invesco S&P 500® Quality ETF

Invesco Dynamic Biotechnology & Genome ETF	Invesco S&P 500 Value with Momentum ETF

Invesco Dynamic Building & Construction ETF	Invesco S&P MidCap Momentum ETF

Invesco Dynamic Energy Exploration & Production ETF	Invesco S&P MidCap Quality ETF

Invesco Dynamic Food & Beverage ETF	Invesco S&P MidCap Value with Momentum ETF

Invesco Dynamic Large Cap Growth ETF	Invesco S&P SmallCap Momentum ETF

Invesco Dynamic Large Cap Value ETF	Invesco S&P SmallCap Value with Momentum ETF

Invesco Dynamic Leisure and Entertainment ETF	Invesco S&P Spin-Off ETF

Invesco Dynamic Market ETF	Invesco Water Resources ETF

Invesco Dynamic Media ETF	Invesco WilderHill Clean Energy ETF

Invesco Dynamic Networking ETF	Invesco Zacks Mid-Cap ETF

Invesco Dynamic Oil & Gas Services ETF	Invesco Zacks Multi-Asset Income ETF

Invesco Dynamic Pharmaceuticals ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration

94

Approval of Investment Advisory Contracts–(continued)

statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2025, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF,

95

Approval of Investment Advisory Contracts–(continued)

Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco DWA Basic Materials Momentum ETF	X		X

Invesco DWA Consumer Cyclicals Momentum ETF	X		X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF			X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF			X

Invesco Dynamic Leisure and Entertainment ETF	X		X

Invesco Dynamic Market ETF			X

Invesco Dynamic Media ETF	X		X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF			X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF	X	N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF			X

Invesco International Dividend AchieversTM ETF	X		X

96

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF		X	X

Invesco DWA Basic Materials Momentum ETF			X

Invesco DWA Consumer Cyclicals Momentum ETF			X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF		X	X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF			X

97

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Dynamic Leisure and Entertainment ETF			X

Invesco Dynamic Market ETF			X

Invesco Dynamic Media ETF			X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF			X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF		N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF		X	X

Invesco International Dividend AchieversTM ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF			X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF’s, Invesco Dynamic Oil & Gas ETF’s, Invesco S&P Spin-Off ETF’s, Invesco Global Listed Private Equity ETF’s, Invesco Zacks Mid-Cap ETF’s and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco FTSE RAFI US 1000 ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

98

Approval of Investment Advisory Contracts–(continued)

Based on all of the information provided, the Board determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

99

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-7	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2023

RSP    Invesco S&P 500® Equal Weight ETF

EWCO   Invesco S&P 500® Equal Weight Communication Services ETF

RCD    Invesco S&P 500® Equal Weight Consumer Discretionary ETF

RHS    Invesco S&P 500® Equal Weight Consumer Staples ETF

RYE    Invesco S&P 500® Equal Weight Energy ETF

RYF    Invesco S&P 500® Equal Weight Financials ETF

RYH    Invesco S&P 500® Equal Weight Health Care ETF

RGI   Invesco S&P 500® Equal Weight Industrials ETF

RTM    Invesco S&P 500® Equal Weight Materials ETF

EWRE   Invesco S&P 500® Equal Weight Real Estate ETF

RYT    Invesco S&P 500® Equal Weight Technology ETF

RYU    Invesco S&P 500® Equal Weight Utilities ETF

EWMC   Invesco S&P MidCap 400® Equal Weight ETF

2

The Market Environment

Domestic Equity

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of the second quarter of 2022 amid substantial inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the Consumer Price Index (CPI) rose 8.6% for the 12 months ended May 2022.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the US Federal Reserve (the Fed) raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which represented the largest series of increases in nearly 30 years.3 US equity markets rose in July and August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming, which sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data showed inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target benchmark federal funds rate by 0.75% in November and by 0.50% in December.3

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the likelihood of a recession and the risk of a deeper recession than initially anticipated. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread to other sectors sent investors to safe haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the benchmark federal funds rate by just 0.25% in February and March 2023, a slower pace than in 2022.3 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil. Markets stabilized in April due to milder inflation data and better-than-

expected corporate earnings. For the 12 months ending March 31, 2023, the CPI came in at 5%, the smallest 12-month increase since the period ending May 2021.1 The March month-over-month CPI rose by 0.1%, a decline from an increase of 0.4% in February.1 The labor market remained tight and the unemployment rate held at a historically low 3.5%.2 As corporate earnings season got underway, a number of companies, including some big tech names provided optimistic future guidance.

In this environment, US stocks for the fiscal year ended April 30, 2023, had returns of 2.66%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

3

RSP	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight ETF (RSP)

As an index fund, the Invesco S&P 500® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of all of the components of the S&P 500® Index. Unlike the S&P 500® Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 0.29%. On a net asset value (“NAV”) basis, the Fund returned 0.30%. During the same time period, the Index returned 0.45%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on float-adjusted market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to and security selection within the information technology sector and to the Fund’s security selection within the financials sector.

For the fiscal year ended April 30, 2023, the health care sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. The financials sector detracted most significantly from the Fund’s performance during the period, followed by the real estate and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Netflix, Inc., a communication services company (portfolio average weight of 0.21%) and General Electric Co., an industrials company (portfolio average weight of 0.21%). Positions that detracted most significantly from the Fund’s return during this period included Signature Bank, a financials company (no longer held at fiscal year-end) and SVB Financial Group, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Industrials	14.66
Financials	13.80
Health Care	13.57
Information Technology	12.69
Consumer Discretionary	10.76
Consumer Staples	7.72
Utilities	6.23
Real Estate	6.00
Materials	5.67
Energy	4.54
Communication Services	4.33
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Intuitive Surgical, Inc.	0.26
Meta Platforms, Inc., Class A	0.26
Chipotle Mexican Grill, Inc.	0.26
Universal Health Services, Inc., Class B	0.25
Eli Lilly and Co.	0.24
PulteGroup, Inc.	0.24
Baxter International, Inc.	0.24
McCormick & Co., Inc.	0.24
Microsoft Corp.	0.24
Tyler Technologies, Inc.	0.24
Total	2.47

*	Excluding money market fund holdings.

4

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Index	0.45%	16.83%	59.45%	9.95%	60.65%	11.26%	190.66%	11.25%	744.86%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	10.05	579.61
Fund
NAV Return	0.30	16.60	58.52	9.75	59.21	10.97	183.14	10.80	678.60
Market Price Return	0.29	16.52	58.22	9.74	59.15	10.97	183.06	10.80	678.55

Guggenheim S&P 500® Equal Weight ETF (the “Predecessor Fund”) Inception: April 24, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

5

EWCO	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

Effective after the close of markets on June 6, 2023, the ticker symbol of Invesco S&P 500® Equal Weight Communication Services ETF (the “Fund”) changed from EWCO to RSPC.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Communication Services Plus Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the” Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Communication Services Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the communication services sector, as defined according to the Global Industry Classification Standard (“GICS”), with a 22 company minimum count at each quarterly rebalance. The communication services sector includes companies that facilitate communication or offer related content and information through various mediums and is comprised of companies from the following industries: diversified telecommunications services; wireless telecommunication services; media; entertainment; and interactive media & services. In the event there are fewer than 22 companies eligible for inclusion in the Index at a quarterly rebalance, the Index will be supplemented with the largest communication services companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 company minimum is reached. Any supplementary companies that are added to the Index will remain in the Index until the next quarterly rebalance, at which point those companies will be reviewed.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (7.88)%. On a net asset value (“NAV”) basis, the Fund returned (7.91)%. During the same time period, the Index returned (7.62)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the media industry and most underweight in the software industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation and security selection within the media industry, as well as the Fund’s overweight allocation and security selection within the entertainment industry.

For the fiscal year ended April 30, 2023, the wireless telecommunication services industry contributed most significantly to the Fund’s return, followed by the entertainment industry. The diversified telecommunication services industry detracted most significantly from the Fund’s return, followed by the media industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Netflix, Inc., an entertainment company (portfolio average weight of 4.75%) and Meta Platforms Inc., Class A, an interactive media and services company (portfolio average weight of 4.62%). Positions that detracted most significantly from the Fund’s return included DISH Network Corp., Class A, a media company (portfolio average weight of 3.81%) and Lumen Technologies, Inc., a diversified telecommunication services company (no longer held at fiscal year-end).

6

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Media	35.55
Entertainment	31.73
Interactive Media & Services	15.14
Diversified Telecommunication Services	13.16
Wireless Telecommunication Services	4.38
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Meta Platforms, Inc., Class A	5.68
Paramount Global, Class B	4.98
Comcast Corp., Class A	4.97
Electronic Arts, Inc.	4.95
Netflix, Inc.	4.78
Take-Two Interactive Software, Inc.	4.77
Charter Communications, Inc., Class A	4.75
Walt Disney Co. (The)	4.65
Iridium Communications, Inc.	4.59
Verizon Communications, Inc.	4.50
Total	48.62

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
S&P 500® Equal Weight Communication Services Plus Index	(7.62)%	7.97%	25.88%	3.25%	15.43%
S&P 500® Index	2.66	14.52	50.19	11.09	60.21
S&P 500® Communication Services Index	1.14	6.12	19.51	7.10	35.98
Fund
NAV Return	(7.91)	7.57	24.49	2.87	13.50
Market Price Return	(7.88)	7.57	24.48	2.85	13.41

7

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO) (continued)

Fund Inception: November 7, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

8

RCD	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

Effective after the close of markets on June 6, 2023, the ticker symbol of Invesco S&P 500® Equal Weight Consumer Discretionary ETF (the “Fund”) changed from RCD to RSPD.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Consumer Discretionary Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the consumer discretionary sector, as defined according to the Global Industry Classification Standard (“GICS”). The consumer discretionary sector includes a manufacturing segment, composed of automotive, household durable goods, leisure equipment and textiles and apparel, and a services segment, composed of hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 2.59%. On a net asset value (“NAV”) basis, the Fund returned 2.52%. During the same time period, the Index returned 2.86%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the hotels, restaurants & leisure industry and most underweight in the software industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection within the textiles, apparel & luxury goods industry.

For the fiscal year ended April 30, 2023, the specialty retail industry contributed most significantly to the Fund’s return, followed by the hotels, restaurants & leisure and household durables industries, respectively. The textiles, apparel & luxury goods industry detracted most significantly from the Fund’s return, followed by the automobiles and broadline retail industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Las Vegas Sands Corp., a hotels, restaurants & leisure company (portfolio average weight of 1.91%) and PulteGroup, Inc., a household durables company (portfolio average weight of 1.86%). Positions that detracted most significantly from the Fund’s return during this period included VF Corp., a textiles, apparel & luxury goods company (portfolio average weight of 1.59%) and Carnival Corp., a hotels, restaurants & leisure company (portfolio average weight of 1.66%).

9

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Hotels, Restaurants & Leisure	32.26
Specialty Retail	22.35
Household Durables	15.87
Textiles, Apparel & Luxury Goods	7.44
Broadline Retail	5.76
Distributors	5.55
Automobiles	5.07
Automobile Components	3.46
Leisure Products	2.16
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Chipotle Mexican Grill, Inc.	2.39
PulteGroup, Inc.	2.25
Hasbro, Inc.	2.16
D.R. Horton, Inc.	2.09
Amazon.com, Inc.	2.08
Lennar Corp., Class A	2.07
Starbucks Corp.	2.06
Las Vegas Sands Corp.	2.03
McDonald’s Corp.	2.02
Yum! Brands, Inc.	2.02
Total	21.17

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Consumer Discretionary Index	2.86%	18.03%	64.41%	7.21%	41.66%	8.75%	131.36%	8.42%	279.64%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	9.17	325.09
S&P 500® Consumer Discretionary Index	(8.48)	7.29	23.49	7.99	46.87	11.70	202.32	10.24	399.38
Fund
NAV Return	2.52	17.60	62.64	6.85	39.26	8.34	122.82	7.98	254.65
Market Price Return	2.59	17.63	62.77	6.85	39.27	8.37	123.32	7.97	254.59

10

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD) (continued)

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

11

RHS	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

Effective after the close of markets on June 6, 2023, the ticker symbol of Invesco S&P 500® Equal Weight Consumer Staples ETF (the “Fund”) changed from RHS to RSPS.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Consumer Staples Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the consumer staples sector, as defined according to the Global Industry Classification Standard (“GICS”). The consumer staples sector includes manufacturers and distributors of food, beverages and tobacco, producers of non-durable household goods and personal products, food and drug retailing companies as well as hypermarkets and consumer super centers.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 3.48%. On a net asset value (“NAV”) basis, the Fund returned 3.48%. During the same time period, the Index returned 3.94%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the food products industry and most underweight in the software industry during the fiscal year ended April 30, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the food products industry.

For the fiscal year ended April 30, 2023, the food products industry contributed most significantly to the Fund’s return, followed by the beverages and household products industries, respectively. The personal care products industry detracted most significantly from the Fund’s return, followed by the consumer staples distribution & retail and tobacco industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Lamb Weston Holdings, Inc., a food products company (portfolio average weight of 3.38%) and Monster Beverage Corp., a beverages company (portfolio average weight of 3.16%). Positions that detracted most significantly from the Fund’s return during this period included Tyson Foods, Inc., Class A, a food products company (portfolio average weight of 2.86%) and Hormel Foods Corp., a food products company (portfolio average weight of 2.97%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Food Products	38.14
Beverages	18.81
Consumer Staples Distribution & Retail	15.98
Household Products	14.23
Tobacco	5.08
Broadline Retail	5.04
Personal Care Products	2.61
Money Market Funds Plus Other Assets Less Liabilities	0.11

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
McCormick & Co., Inc.	3.09
Kimberly-Clark Corp.	2.96
Mondelez International, Inc., Class A	2.95
Church & Dwight Co., Inc.	2.89
Hershey Co. (The)	2.87
Lamb Weston Holdings, Inc.	2.86
Procter & Gamble Co. (The)	2.84
Molson Coors Beverage Co., Class B	2.83
General Mills, Inc.	2.82
Colgate-Palmolive Co.	2.79
Total	28.90

*	Excluding money market fund holdings.

12

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Consumer Staples Index	3.94%	12.64%	42.90%	10.46%	64.42%	10.56%	172.79%	11.00%	459.26%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	9.17	325.09
S&P 500® Consumer Staples Index	2.24	13.51	46.26	12.40	79.42	9.67	151.74	10.06	385.80
Fund
NAV Return	3.48	12.16	41.09	10.02	61.20	10.09	161.44	10.47	416.53
Market Price Return	3.48	12.16	41.10	10.02	61.23	10.10	161.79	10.47	416.58

Guggenheim S&P 500® Equal Weight Consumer Staples ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

13

RYE	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Energy ETF (RYE)

Effective after the close of markets on June 6, 2023, the ticker symbol of Invesco S&P 500® Equal Weight Energy ETF (the “Fund”) changed from RYE to RSPG.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Energy Plus Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Energy Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the energy sector, as defined according to the Global Industry Classification Standard (“GICS”), with a 22 company minimum count at each quarterly rebalance. The energy sector includes companies engaged in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels, as well as companies that offer oil and gas equipment and services. All companies included in the Parent Index and the Index are domiciled in the United States and trade on U.S. exchanges. In the event there are fewer than 22 companies eligible for inclusion in the Index at a quarterly rebalance, the Index will be supplemented with the largest energy companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 company minimum is reached. Any supplementary companies that are added to the Index will remain in the Index until at least the next quarterly rebalance, at which point those companies will be reviewed.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight at each quarterly rebalance. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 10.21%. On a net asset value (“NAV”) basis, the Fund returned 10.18%. During the same time period, the Index returned 10.52%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the software industry during the fiscal year ended April 30, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the oil, gas & consumable fuels industry.

For the fiscal year ended April 30, 2023, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the energy equipment & services industry. No industry detracted from the Fund’s return during this period.

The position that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, was Marathon Petroleum Corp., an oil, gas & consumable fuels company (portfolio average weight of 4.69%) and Exxon Mobil Corp., an oil, gas & consumable fuels company (portfolio average weight of 4.57%). Positions that detracted most significantly from the Fund’s return during this period included APA Corp., an oil, gas & consumable fuels company (portfolio average weight of 4.35%) and Halliburton Co., an energy equipment & services company (portfolio average weight of 4.38%).

14

Invesco S&P 500® Equal Weight Energy ETF (RYE) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Oil, Gas & Consumable Fuels	87.42
Energy Equipment & Services	12.37
Money Market Funds Plus Other Assets Less Liabilities	0.21

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
EQT Corp.	4.85
Hess Corp.	4.73
Exxon Mobil Corp.	4.65
Pioneer Natural Resources Co.	4.63
EOG Resources, Inc.	4.51
Chevron Corp.	4.47
Williams Cos., Inc. (The)	4.43
Diamondback Energy, Inc.	4.43
Coterra Energy, Inc.	4.41
Devon Energy Corp.	4.37
Total	45.48

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Custom Invesco S&P 500® Equal Weight Energy ETF Benchmark	10.52%	40.59%	177.85%	6.41%	36.44%	2.62%	29.51%	4.68%	112.68%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	9.17	325.09
S&P 500® Energy Index	19.22	37.56	160.30	8.29	48.92	4.87	60.95	5.66	147.87
Fund
NAV Return	10.18	39.97	174.21	6.02	33.97	2.28	25.24	4.22	97.82
Market Price Return	10.21	39.96	174.16	5.98	33.69	2.29	25.43	4.22	97.84

15

Invesco S&P 500® Equal Weight Energy ETF (RYE) (continued)

Guggenheim S&P 500® Equal Weight Energy ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-

The Custom Invesco S&P 500® Equal Weight Energy ETF Benchmark is comprised of the performance of the S&P 500® Equal Weight Energy Index, the Fund’s previous underlying index, from Fund Inception through the conversion date, March 18, 2022, followed by the performance of the Index following the conversion date through April 30, 2023.

16

RYF	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Financials ETF (RYF)

Effective after the close of markets on June 6, 2023, the ticker symbol of Invesco S&P 500® Equal Weight Financials ETF (the “Fund”) changed from RYF to RSPF.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Financials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Financials Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the financials sector, as defined according to the Global Industry Classification Standard (“GICS”). The financials sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance, as well as financial exchanges and data and mortgage real estate investment trusts.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (9.25)%. On a net asset value (“NAV”) basis, the Fund returned (9.31)%. During the same time period, the Index returned (8.99)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight the software industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection within the banks industry.

For the fiscal year ended April 30, 2023, the capital markets industry most significantly contributed to the Fund’s return, followed by the financial services and insurance industries, respectively. The banks industry detracted most significantly from the Fund’s return during the period, followed by the consumer finance industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Everest RE Group, Ltd., an insurance company (portfolio average weight of 1.56%) and Arch Capital Group Ltd., an insurance company (portfolio average weight of 0.82%). Positions that detracted most significantly from the Fund’s return during this period included Signature Bank, a banks company (no longer held at fiscal year-end) and SVB Financial Group, a banks company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Insurance	32.85
Capital Markets	29.75
Banks	18.44
Financial Services	10.61
Consumer Finance	5.44
IT Services	2.88
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Cboe Global Markets, Inc.	1.64
Brown & Brown, Inc.	1.64
Marsh & McLennan Cos., Inc.	1.60
Intercontinental Exchange, Inc.	1.60
Arthur J. Gallagher & Co.	1.59
Global Payments, Inc.	1.57
Arch Capital Group Ltd.	1.57
S&P Global, Inc.	1.55
Aon PLC, Class A	1.54
Moody’s Corp.	1.53
Total	15.83

*	Excluding money market fund holdings.

17

Invesco S&P 500® Equal Weight Financials ETF (RYF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Financials Index	(8.99)%	15.81%	55.33%	5.74%	32.19%	10.49%	171.18%	5.14%	128.72%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	9.17	325.09
S&P 500® Financials Index	(1.82)	15.76	55.14	6.15	34.77	10.36	168.06	3.09	65.19
Fund
NAV Return	(9.31)	15.38	53.58	5.36	29.85	10.00	159.38	4.48	106.06
Market Price Return	(9.25)	15.26	53.12	5.34	29.72	9.98	158.79	4.48	105.97

Guggenheim S&P 500® Equal Weight Financials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

18

RYH	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Health Care ETF (RYH)

Effective after the close of markets on June 6, 2023, the ticker symbol of Invesco S&P 500® Equal Weight Health Care ETF (the “Fund”) changed from RYH to RSPH.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Health Care Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the health care sector, as defined according to the Global Industry Classification Standard (“GICS”). The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, health care technology companies and companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 7.04%. On a net asset value (“NAV”) basis, the Fund returned 7.00%. During the same time period, the Index returned 7.44%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment & supplies industry and most underweight in the software industry during the fiscal year ended April 30, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation and security selection within the health care equipment & supplies and biotechnology industries, respectively.

For the fiscal year ended April 30, 2023, the health care equipment & supplies industry contributed most significantly to the Fund’s return, followed by the biotechnology and health care providers & services industries, respectively. The life sciences tools & services industry detracted most significantly from the Fund’s return, followed by the pharmaceuticals industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Biogen Inc., a biotechnology company (portfolio average weight of 1.70%) and Gilead Sciences, Inc., a biotechnology company (portfolio average weight of 1.63%). Positions that detracted most significantly from the Fund’s return during this period included Baxter International Inc., a health care equipment & supplies company (portfolio average weight of 1.41%) and Catalent, Inc., a pharmaceuticals company (portfolio average weight of 1.50%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Health Care Equipment & Supplies	32.61
Health Care Providers & Services	24.68
Life Sciences Tools & Services	17.42
Pharmaceuticals	13.15
Biotechnology	12.12
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Intuitive Surgical, Inc.	1.90
Universal Health Services, Inc., Class B	1.81
Eli Lilly and Co.	1.79
Baxter International, Inc.	1.78
Teleflex, Inc.	1.74
DaVita, Inc.	1.72
Vertex Pharmaceuticals, Inc.	1.69
Biogen, Inc.	1.68
Medtronic PLC	1.68
Edwards Lifesciences Corp.	1.68
Total	17.47

*	Excluding money market fund holdings.

19

Invesco S&P 500® Equal Weight Health Care ETF (RYH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Health Care Index	7.44%	12.96%	44.15%	11.97%	76.04%	13.74%	262.43%	12.78%	627.75%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	9.17	325.09
S&P 500® Health Care Index	4.17	12.05	40.66	12.23	78.04	12.89	236.28	10.90	451.48
Fund
NAV Return	7.00	12.51	42.43	11.53	72.58	13.27	247.59	12.15	563.00
Market Price Return	7.04	12.46	42.23	11.52	72.45	13.27	247.63	12.15	563.06

Guggenheim S&P 500® Equal Weight Health Care ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

20

RGI	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Industrials ETF (RGI)

Effective after the close of markets on June 6, 2023, the ticker symbol of Invesco S&P 500® Equal Weight Industrials ETF (the “Fund”) changed from RGI to RSPN.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Industrials Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the industrials sector, as defined according to the Global Industry Classification Standard (“GICS”). The industrials sector includes manufacturers and distributors of capital goods such as aerospace and defense, building products, electrical equipment and machinery, companies that offer construction and engineering services, providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services and providers of transportation services.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 6.61%. On a net asset value (“NAV”) basis, the Fund returned 6.55%. During the same time period, the Index returned 6.94%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the software industry during the fiscal year ended April 30, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection within the machinery industry.

For the fiscal year ended April 30, 2023, the machinery industry contributed most significantly to the Fund’s return, followed by the aerospace & defense and commercial services & supplies industries, respectively. The passenger airlines industry detracted most significantly from the Fund’s return during this period, followed by the professional services and ground transportation industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included General Electric Co., an industrial conglomerates company (portfolio average weight of 1.46%) and Boeing Co., an aerospace & defense company (portfolio average weight of 1.47%). Positions that detracted most significantly from the Fund’s return during the period included Generac Holdings, Inc., an electrical equipment company (portfolio average weight of 1.24%) and Southwest Airlines Co., a passenger airlines company (portfolio average weight of 1.34%).

21

Invesco S&P 500® Equal Weight Industrials ETF (RGI) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Machinery	22.63
Professional Services	14.95
Aerospace & Defense	13.25
Building Products	7.91
Commercial Services & Supplies	7.48
Ground Transportation	6.51
Electrical Equipment	6.44
Passenger Airlines	5.96
Air Freight & Logistics	5.48
Industrial Conglomerates	4.13
Trading Companies & Distributors	3.83
Industry Types Each Less Than 3%	1.42
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Rollins, Inc.	1.60
Copart, Inc.	1.52
CoStar Group, Inc.	1.51
Republic Services, Inc.	1.50
FedEx Corp.	1.49
Waste Management, Inc.	1.46
Pentair PLC	1.45
General Electric Co.	1.43
Howmet Aerospace, Inc.	1.43
Snap-on, Inc.	1.42
Total	14.81

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Industrials Index	6.94%	21.06%	77.42%	11.89%	75.39%	12.95%	238.04%	10.66%	431.47%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	9.17	325.09
S&P 500® Industrials Index	7.04	17.90	63.89	8.79	52.39	11.15	187.67	8.58	289.12
Fund
NAV Return	6.55	20.58	75.34	11.48	72.17	12.50	224.82	10.15	392.48
Market Price Return	6.61	20.57	75.25	11.47	72.14	12.53	225.49	10.15	392.40

22

Invesco S&P 500® Equal Weight Industrials ETF (RGI) (continued)

Guggenheim S&P 500® Equal Weight Industrials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

23

RTM	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Materials ETF (RTM)

Effective after the close of markets on June 6, 2023, the ticker symbol of Invesco S&P 500® Equal Weight Materials ETF (the “Fund”) changed from RTM to RSPM.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Materials Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the materials sector, as defined according to the Global Industry Classification Standard (“GICS”). The materials sector includes companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (8.34)%. On a net asset value (“NAV”) basis, the Fund returned (8.32)%. During the same time period, the Index returned (8.04)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the software industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection within the containers & packaging and chemicals industries, respectively.

For the fiscal year ended April 30, 2023, the construction materials industry was the only industry to contribute to the Fund’s return. The containers & packaging industry detracted most significantly from the Fund’s return during this period, followed by the chemicals and metals & mining industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Air Products and Chemicals, Inc., a chemicals company (portfolio average weight of 3.67%) and Linde PLC, a chemicals company (portfolio average weight of 3.68%). Positions that detracted most significantly from the Fund’s return during the period included WestRock Co., a containers & packaging company (portfolio average weight of 3.38%) and Ball Corp., a containers & packaging company (portfolio average weight of 3.38%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Chemicals	55.47
Containers & Packaging	24.06
Metals & Mining	13.33
Construction Materials	7.13
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
International Flavors & Fragrances, Inc.	3.90
Newmont Corp.	3.82
PPG Industries, Inc.	3.79
Sherwin-Williams Co. (The)	3.78
Linde PLC	3.68
LyondellBasell Industries N.V., Class A	3.62
Martin Marietta Materials, Inc.	3.62
Ecolab, Inc.	3.61
Sealed Air Corp.	3.61
Air Products and Chemicals, Inc.	3.55
Total	36.98

*	Excluding money market fund holdings.

24

Invesco S&P 500® Equal Weight Materials ETF (RTM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Materials Index	(8.04)%	22.12%	82.12%	11.16%	69.70%	11.49%	196.70%	10.08%	387.37%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	9.17	325.09
S&P 500® Materials Index	(3.03)	18.13	64.84	9.53	57.67	9.66	151.44	7.94	252.75
Fund
NAV Return	(8.32)	21.70	80.27	10.79	66.88	11.05	185.14	9.49	346.53
Market Price Return	(8.34)	21.62	79.90	10.77	66.78	11.07	185.85	9.49	346.22

Guggenheim S&P 500® Equal Weight Materials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

25

EWRE	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

Effective after the close of markets on June 6, 2023, the ticker symbol of Invesco S&P 500® Equal Weight Real Estate ETF (the “Fund”) changed from EWRE to RSPR.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Real Estate Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the real estate sector, as defined according to the Global Industry Classification Standard (“GICS”). The real estate sector includes companies operating in real estate development and operation, offering real estate related services and equity real estate investment trusts (“REITs”).

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (17.85)%. On a net asset value (“NAV”) basis, the Fund returned (17.78)%. During the same time period, the Index returned (17.47)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the diversified REITs industry and most underweight in the software industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the diversified REITs industry.

For the fiscal year ended April 30, 2023, the residential REITs industry contributed most significantly to the Fund’s return, followed by the industrial REITs industry. The diversified REITs industry detracted most significantly from the Fund’s return during this period, followed by the office REITs and retail REITs industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Iron VICI Properties Inc., a specialized REITs company (portfolio average weight of 3.03%) and Simon Property Group, Inc, a retail REITs company (portfolio average weight of 3.39%). Positions that detracted most significantly from the Fund’s return during the period included Boston Properties, Inc., an office REITs company (portfolio average weight of 3.09%) and Vornado Realty Trust, an equity REITs company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Diversified REITs	26.39
Residential REITs	23.78
Specialized REITs	16.73
Health Care REITs	10.50
Retail REITs	6.64
Office REITs	6.12
Industrial REITs	3.43
Hotel & Resort REITs	3.27
Real Estate Management & Development	3.14
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Welltower, Inc.	3.75
Invitation Homes, Inc.	3.55
Equinix, Inc.	3.50
AvalonBay Communities, Inc.	3.49
SBA Communications Corp., Class A	3.49
Equity Residential	3.48
Iron Mountain, Inc.	3.46
Ventas, Inc.	3.46
Prologis, Inc.	3.43
American Tower Corp.	3.43
Total	35.04

*	Excluding money market fund holdings.

26

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
S&P 500® Equal Weight Real Estate Index	(17.47)%	10.26%	34.05%	7.59%	44.18%	6.22%	59.34%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	11.47	131.12
S&P 500® Real Estate Index	(15.92)	7.13	22.97	7.77	45.35	N/A	N/A
Fund
NAV Return	(17.78)	9.84	32.51	7.23	41.77	5.86	55.19
Market Price Return	(17.85)	9.84	32.51	7.23	41.79	5.92	55.81

Guggenheim S&P 500® Equal Weight Real Estate ETF (the “Predecessor Fund”) Inception: August 13, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

27

RYT	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Technology ETF (RYT)

Effective after the close of markets on June 6, 2023, the ticker symbol of Invesco S&P 500® Equal Weight Technology ETF (the “Fund”) changed from RYT to RSPT.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Information Technology Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the information technology sector, as defined according to the Global Industry Classification Standard (“GICS”). The information technology sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 1.90%. On a net asset value (“NAV”) basis, the Fund returned 1.99%. During the same time period, the Index returned 2.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the interactive media & services industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection within the technology hardware storage & peripherals industry.

For the fiscal year ended April 30, 2023, the software industry contributed most significantly to the Fund’s return, followed by the semiconductors & semiconductors equipment and communications equipment industries, respectively. The IT services industry detracted most significantly from the Fund’s return during this period, followed by the technology hardware storage & peripherals industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included NVIDIA Corp., a semiconductors & semiconductors equipment company (portfolio average weight of 1.37%) and Arista Networks, Inc., a communications equipment company (portfolio average weight of 1.40%). Positions that detracted most significantly from the Fund’s return during this period included Fidelity National Information Services, Inc., a financials services company (no longer held at fiscal year-end) and Western Digital Corp., a technology hardware storage & peripherals company (portfolio average weight of 1.30%).

28

Invesco S&P 500® Equal Weight Technology ETF (RYT) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Semiconductors & Semiconductor Equipment	31.71
Software	26.78
IT Services	12.61
Electronic Equipment, Instruments & Components	11.81
Technology Hardware, Storage & Peripherals	9.33
Communications Equipment	7.80
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Microsoft Corp.	1.88
Tyler Technologies, Inc.	1.86
NVIDIA Corp.	1.84
Micron Technology, Inc.	1.78
VeriSign, Inc.	1.76
Adobe, Inc.	1.74
Salesforce, Inc.	1.74
Apple, Inc.	1.74
Intel Corp.	1.73
Akamai Technologies, Inc.	1.73
Total	17.80

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Information Technology Index	2.37%	14.13%	48.65%	13.23%	86.10%	17.26%	391.67%	12.27%	574.45%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	9.17	325.09
S&P 500® Information Technology Index	8.08	19.28	69.72	19.72	145.99	20.09	523.76	14.53	838.22
Fund
NAV Return	1.99	13.67	46.87	12.78	82.45	16.77	371.48	11.74	524.57
Market Price Return	1.90	13.60	46.59	12.75	82.21	16.75	370.60	11.74	524.35

29

Invesco S&P 500® Equal Weight Technology ETF (RYT) (continued)

Guggenheim S&P 500® Equal Weight Technology ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

30

RYU	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Utilities ETF (RYU)

Effective after the close of markets on June 6, 2023, the ticker symbol of Invesco S&P 500® Equal Weight Utilities ETF (the “Fund”) changed from RYU to RSPU.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Utilities Plus Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Utilities Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the utilities sector, as defined according to the Global Industry Classification Standard (“GICS”) with a 22 company minimum count at each quarterly rebalance. The utilities sector includes utility companies such as electric, gas and water utilities, independent power producers and energy traders and companies that engage in generation and distribution of electricity using renewable sources. In the event there are fewer than 22 companies eligible for inclusion in the Index at quarterly rebalance, the Index will be supplemented with the largest utilities companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 company minimum is reached. Any supplementary companies that are added to the Index will remain in the Index until at least the next quarterly rebalance, at which point those companies will be reviewed.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 1.14%. On a net asset value (“NAV”) basis, the Fund returned 1.11%. During the same time period, the Index returned 1.48%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the electric utilities industry and most underweight in the software industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight to the multi-utilities industry.

For the fiscal year ended April 30, 2023, the electric utilities industry contributed most significantly to the Fund’s return, followed by the independent power and renewable electricity producers and gas utilities industries, respectively. The multi-utilities industry was the only industry to detract from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included PG&E Corp., an electric utilities company (portfolio average weight of 2.15%) and Constellation Energy Corp., an electric utilities company (portfolio average weight of 3.63%). Positions that detracted most significantly from the Fund’s return during this period included Dominion Energy, Inc., a multi-utilities company (portfolio average weight of 3.30%) and DTE Energy Co., a multi-utilities company (portfolio average weight of 3.32%).

31

Invesco S&P 500® Equal Weight Utilities ETF (RYU) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Electric Utilities	56.49
Multi-Utilities	33.60
Water Utilities	3.42
Gas Utilities	3.23
Independent Power and Renewable Electricity Producers	3.14
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Southern Co. (The)	3.56
Public Service Enterprise Group, Inc.	3.47
Edison International	3.44
American Water Works Co., Inc.	3.42
Xcel Energy, Inc.	3.42
CenterPoint Energy, Inc.	3.41
Alliant Energy Corp.	3.40
WEC Energy Group, Inc.	3.40
Ameren Corp.	3.39
PPL Corp.	3.39
Total	34.30

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Utilities Plus Index	1.48%	11.09%	37.10%	9.83%	59.81%	9.18%	140.70%	8.59%	289.38%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	9.17	325.09
S&P 500® Utilities Index	(0.21)	9.86	32.58	9.54	57.70	8.94	135.52	7.93	252.31
Fund
NAV Return	1.11	10.65	35.47	9.44	56.96	8.75	131.41	8.09	261.11
Market Price Return	1.14	10.57	35.18	9.45	57.09	8.74	131.23	8.09	261.09

32

Invesco S&P 500® Equal Weight Utilities ETF (RYU) (continued)

Guggenheim S&P 500® Equal Weight Utilities ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

33

EWMC	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

As an index fund, the Invesco S&P MidCap 400® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of all of the components of the S&P MidCap 400® Index (the “Parent Index”), a broad-based index of approximately 400 securities that measures the mid-cap segment of the U.S. equity market. Such components include common stock of companies listed on certain U.S. exchanges and also may include equity interests in real estate investment trusts (“REITs”).

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 2.31%. On a net asset value (“NAV”) basis, the Fund returned 2.23%. During the same time period, the Index returned 2.55%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned 1.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the industrials sector during the fiscal year ended April 30, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight to and security selection within the health care and consumer discretionary sectors, respectively.

For the fiscal year ended April 30, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The real estate sector detracted most significantly from the Fund’s return during this period, followed by the energy and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Wingstop, Inc., a consumer discretionary company (portfolio average weight of 0.27%) and First Solar, Inc., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Kohl’s Corp., a consumer discretionary company (portfolio average weight of 0.20%) and SL Green Realty Corp., a real estate company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Industrials	19.20
Consumer Discretionary	16.13
Financials	14.84
Health Care	10.62
Information Technology	9.82
Real Estate	7.65
Materials	6.36
Consumer Staples	4.76
Utilities	4.08
Energy	3.80
Communication Services	2.64
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Shockwave Medical, Inc.	0.39
New York Community Bancorp, Inc.	0.36
Tenet Healthcare Corp.	0.34
Arrowhead Pharmaceuticals, Inc.	0.33
World Wrestling Entertainment, Inc., Class A	0.33
XPO, Inc.	0.31
KB Home	0.31
Blackbaud, Inc.	0.31
STAAR Surgical Co.	0.31
Skechers U.S.A., Inc., Class A	0.31
Total	3.30

*	Excluding money market fund holdings.

34

Invesco S&P MidCap 400® Equal Weight ETF (EWMC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—S&P MidCap 400® Equal Weight Index	2.55%	19.37%	70.09%	8.21%	48.38%	9.90%	157.10%	10.73%	254.11%
S&P MidCap 400® Index	1.33	16.52	58.18	7.56	43.96	9.64	151.10	10.37	240.13
Fund
NAV Return	2.23	18.94	68.25	7.83	45.77	9.47	147.13	10.29	237.12
Market Price Return	2.31	19.10	68.95	7.83	45.77	9.50	147.73	10.29	237.09

Guggenheim S&P MidCap 400® Equal Weight ETF (the “Predecessor Fund”) Inception: December 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Equal Weight Index performance is comprised of the performance of the Russell MidCap® Equal Weight Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

35

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

36

Invesco S&P 500® Equal Weight ETF (RSP)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Communication Services-4.33%
Activision Blizzard, Inc.	834,345	$64,836,950
Alphabet, Inc., Class A(b)	382,853	41,095,441
Alphabet, Inc., Class C(b)	333,742	36,117,559
AT&T, Inc.(c)	3,529,849	62,372,432
Charter Communications, Inc., Class A(b)(c)	197,550	72,836,685
Comcast Corp., Class A	1,842,472	76,223,067
DISH Network Corp., Class A(b)(c)	6,178,089	46,397,448
Electronic Arts, Inc.	595,723	75,823,623
Fox Corp., Class A(c)	1,375,326	45,743,343
Fox Corp., Class B	637,885	19,481,008
Interpublic Group of Cos., Inc. (The)(c)	1,926,407	68,830,522
Live Nation Entertainment, Inc.(b)(c)	976,077	66,158,499
Match Group, Inc.(b)	1,833,040	67,639,176
Meta Platforms, Inc., Class A(b)	362,319	87,072,502
Netflix, Inc.(b)(c)	222,120	73,284,052
News Corp., Class A(c)	3,098,229	54,559,813
News Corp., Class B(c)	954,107	16,935,399
Omnicom Group, Inc.	743,834	67,369,045
Paramount Global, Class B(c)	3,270,711	76,305,688
Take-Two Interactive Software, Inc.(b)	588,380	73,129,750
T-Mobile US, Inc.(b)	466,329	67,104,743
Verizon Communications, Inc.	1,773,666	68,871,451
Walt Disney Co. (The)(b)	695,243	71,262,408
Warner Bros Discovery, Inc.(b)	4,533,504	61,700,989

		1,461,151,593

Consumer Discretionary-10.76%
Advance Auto Parts, Inc.	508,058	63,776,521
Amazon.com, Inc.(b)	716,992	75,606,806
Aptiv PLC(b)	585,707	60,245,822
AutoZone, Inc.(b)	26,896	71,632,386
Bath & Body Works, Inc.(c)	1,745,072	61,252,027
Best Buy Co., Inc.	827,489	61,664,480
Booking Holdings, Inc.(b)	26,246	70,504,892
BorgWarner, Inc.(c)	1,357,105	65,317,464
Caesars Entertainment, Inc.(b)(c)	1,375,128	62,279,547
CarMax, Inc.(b)(c)	1,020,783	71,485,433
Carnival Corp.(b)(c)	6,713,655	61,832,763
Chipotle Mexican Grill, Inc.(b)	41,910	86,653,954
D.R. Horton, Inc.	691,290	75,917,468
Darden Restaurants, Inc.(c)	451,965	68,667,042
Domino’s Pizza, Inc.	216,807	68,829,718
eBay, Inc.(c)	1,547,379	71,844,807
Etsy, Inc.(b)(c)	613,937	62,026,055
Expedia Group, Inc.(b)	661,707	62,173,990
Ford Motor Co.(c)	5,376,567	63,873,616
Garmin Ltd.(c)	684,605	67,207,673
General Motors Co.	1,780,570	58,830,033
Genuine Parts Co.	399,176	67,185,313
Hasbro, Inc.	1,321,974	78,287,300
Hilton Worldwide Holdings, Inc.	462,846	66,659,081
Home Depot, Inc. (The)	227,173	68,274,573
Las Vegas Sands Corp.(b)(c)	1,157,323	73,895,074
Lennar Corp., Class A	668,004	75,357,531
LKQ Corp.	1,191,552	68,788,297
Lowe’s Cos., Inc.	330,853	68,761,179

	Shares	Value
Consumer Discretionary-(continued)
Marriott International, Inc., Class A	395,405	$66,957,883
McDonald’s Corp.	248,207	73,407,220
MGM Resorts International(c)	1,524,174	68,465,896
Mohawk Industries, Inc.(b)	664,628	70,384,105
Newell Brands, Inc.(c)	5,315,072	64,578,125
NIKE, Inc., Class B	553,674	70,161,569
Norwegian Cruise Line Holdings Ltd.(b)(c)	4,627,016	61,770,664
NVR, Inc.(b)	12,599	73,578,160
O’Reilly Automotive, Inc.(b)	79,412	72,845,422
Pool Corp.(c)	186,729	65,601,632
PulteGroup, Inc.	1,216,750	81,704,762
Ralph Lauren Corp.(c)	573,972	65,886,246
Ross Stores, Inc.	624,486	66,651,391
Royal Caribbean Cruises Ltd.(b)(c)	972,983	63,662,278
Starbucks Corp.	654,650	74,819,949
Tapestry, Inc.	1,572,841	64,187,641
Tesla, Inc.(b)(c)	375,120	61,635,967
TJX Cos., Inc. (The)	875,509	69,007,619
Tractor Supply Co.(c)	286,355	68,267,032
Ulta Beauty, Inc.(b)	124,904	68,875,813
VF Corp.	2,987,054	70,225,640
Whirlpool Corp.(c)	495,199	69,124,828
Wynn Resorts Ltd.(b)(c)	600,441	68,618,397
Yum! Brands, Inc.	522,301	73,425,075

		3,632,674,159

Consumer Staples-7.72%
Altria Group, Inc.	1,395,755	66,312,320
Archer-Daniels-Midland Co.	848,736	66,269,307
Brown-Forman Corp., Class B	1,057,578	68,837,752
Bunge Ltd.(c)	702,977	65,798,647
Campbell Soup Co.(c)	1,238,984	67,276,831
Church & Dwight Co., Inc.	775,659	75,332,002
Clorox Co. (The)(c)	433,252	71,755,196
Coca-Cola Co. (The)	1,098,786	70,487,122
Colgate-Palmolive Co.	912,347	72,805,291
Conagra Brands, Inc.	1,858,190	70,536,892
Constellation Brands, Inc., Class A	306,910	70,426,638
Costco Wholesale Corp.	138,069	69,479,082
Dollar General Corp.	301,048	66,670,090
Dollar Tree, Inc.(b)(c)	463,712	71,277,172
Estee Lauder Cos., Inc. (The), Class A	275,394	67,945,208
General Mills, Inc.	828,447	73,425,258
Hershey Co. (The)	273,593	74,707,305
Hormel Foods Corp.(c)	1,660,524	67,151,591
JM Smucker Co. (The)	439,906	67,925,885
Kellogg Co.(c)	1,018,203	71,040,023
Keurig Dr Pepper, Inc.	1,895,763	61,991,450
Kimberly-Clark Corp.	531,735	77,043,084
Kraft Heinz Co. (The)	1,714,649	67,334,266
Kroger Co. (The)	1,381,316	67,173,397
Lamb Weston Holdings, Inc.	666,277	74,496,431
McCormick & Co., Inc.(c)	917,019	80,560,119
Molson Coors Beverage Co., Class B(c)	1,243,765	73,979,142
Mondelez International, Inc., Class A	1,002,425	76,906,046
Monster Beverage Corp.(b)	1,298,879	72,737,224
PepsiCo, Inc.	378,223	72,198,989

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2023

	Shares	Value
Consumer Staples-(continued)
Philip Morris International, Inc.	661,570	$66,137,153
Procter & Gamble Co. (The)	474,288	74,169,157
Sysco Corp.	889,648	68,271,588
Target Corp.	411,210	64,868,378
Tyson Foods, Inc., Class A	1,141,754	71,348,207
Walgreens Boots Alliance, Inc.(c)	1,956,005	68,949,176
Walmart, Inc.	475,057	71,719,355

		2,605,342,774

Energy-4.54%
APA Corp.	1,809,583	66,683,133
Baker Hughes Co., Class A(c)	2,237,957	65,437,863
Chevron Corp.	407,207	68,646,956
ConocoPhillips	624,183	64,222,189
Coterra Energy, Inc.(c)	2,645,575	67,726,720
Devon Energy Corp.	1,256,887	67,155,472
Diamondback Energy, Inc.(c)	478,579	68,053,934
EOG Resources, Inc.	579,911	69,281,967
EQT Corp.(c)	2,139,293	74,532,968
Exxon Mobil Corp.	603,590	71,428,841
Halliburton Co.(c)	1,884,045	61,702,474
Hess Corp.	501,768	72,786,466
Kinder Morgan, Inc.	3,879,265	66,529,395
Marathon Oil Corp.	2,713,994	65,570,095
Marathon Petroleum Corp.	506,024	61,734,928
Occidental Petroleum Corp.	1,086,744	66,867,358
ONEOK, Inc.	1,010,280	66,082,415
Phillips 66	642,640	63,621,360
Pioneer Natural Resources Co.	327,292	71,202,375
Schlumberger N.V.(c)	1,275,575	62,949,626
Targa Resources Corp.	884,521	66,807,871
Valero Energy Corp.	492,080	56,426,814
Williams Cos., Inc. (The)(c)	2,251,027	68,116,077

		1,533,567,297

Financials-13.80%
Aflac, Inc.	1,015,956	70,964,527
Allstate Corp. (The)(c)	550,317	63,704,696
American Express Co.	392,588	63,340,148
American International Group, Inc.	1,223,927	64,917,088
Ameriprise Financial, Inc.	215,625	65,791,500
Aon PLC, Class A	220,917	71,837,790
Arch Capital Group Ltd.(b)(c)	976,669	73,318,542
Arthur J. Gallagher & Co.	356,030	74,075,602
Assurant, Inc.(c)	557,216	68,610,006
Bank of America Corp.	2,149,279	62,930,889
Bank of New York Mellon Corp. (The)	1,375,128	58,566,702
Berkshire Hathaway, Inc., Class B(b)	214,307	70,410,565
BlackRock, Inc.	102,533	68,820,150
Brown & Brown, Inc.	1,184,545	76,272,853
Capital One Financial Corp.(c)	662,658	64,476,623
Cboe Global Markets, Inc.	548,210	76,584,937
Charles Schwab Corp. (The)	1,108,204	57,892,577
Chubb Ltd.	327,925	66,096,563
Cincinnati Financial Corp.	577,883	61,509,867
Citigroup, Inc.	1,345,772	63,345,488
Citizens Financial Group, Inc.	1,889,014	58,446,093
CME Group, Inc., Class A	372,454	69,190,780
Comerica, Inc.(c)	1,106,112	47,972,077
Discover Financial Services	637,013	65,911,735
Everest Re Group Ltd.	182,246	68,888,988

	Shares	Value
Financials-(continued)
FactSet Research Systems, Inc.	164,452	$67,703,244
Fidelity National Information Services, Inc.	1,136,920	66,759,942
Fifth Third Bancorp	2,141,211	56,099,728
First Republic Bank(c)	794,896	2,790,085
Fiserv, Inc.(b)(c)	581,743	71,042,455
FleetCor Technologies, Inc.(b)(c)	332,182	71,060,373
Franklin Resources, Inc.(c)	2,359,766	63,430,510
Global Payments, Inc.	650,554	73,323,941
Globe Life, Inc.(c)	570,718	61,934,317
Goldman Sachs Group, Inc. (The)	197,923	67,974,675
Hartford Financial Services Group, Inc. (The)	926,691	65,785,794
Huntington Bancshares, Inc.	4,865,866	54,497,699
Intercontinental Exchange, Inc.(c)	682,070	74,297,885
Invesco Ltd.(d)	3,964,511	67,912,073
Jack Henry & Associates, Inc.(c)	411,473	67,210,000
JPMorgan Chase & Co.	487,274	67,360,758
KeyCorp	4,154,205	46,776,348
Lincoln National Corp.(c)	2,535,310	55,092,286
Loews Corp.	1,134,319	65,302,745
M&T Bank Corp.(c)	493,947	62,138,533
MarketAxess Holdings, Inc.	187,642	59,739,584
Marsh & McLennan Cos., Inc.	413,798	74,562,262
Mastercard, Inc., Class A	187,435	71,230,923
MetLife, Inc.	1,042,864	63,958,849
Moody’s Corp.	228,154	71,439,580
Morgan Stanley	721,681	64,929,640
MSCI, Inc.	124,641	60,133,050
Nasdaq, Inc.	1,236,845	68,484,108
Northern Trust Corp.(c)	766,073	59,876,266
PayPal Holdings, Inc.(b)	885,980	67,334,480
PNC Financial Services Group, Inc. (The)	474,392	61,789,558
Principal Financial Group, Inc.(c)	844,843	63,101,324
Progressive Corp. (The)	462,514	63,086,910
Prudential Financial, Inc.(c)	734,844	63,931,428
Raymond James Financial, Inc.(c)	685,989	62,102,584
Regions Financial Corp.(c)	3,206,479	58,550,307
S&P Global, Inc.	199,135	72,202,368
State Street Corp.	814,528	58,857,793
Synchrony Financial	2,024,787	59,751,464
T. Rowe Price Group, Inc.(c)	619,325	69,568,777
Travelers Cos., Inc. (The)	370,293	67,074,874
Truist Financial Corp.	1,674,978	54,570,783
U.S. Bancorp	1,600,846	54,877,001
Visa, Inc., Class A(c)	300,978	70,046,610
W.R. Berkley Corp.	1,038,161	61,168,446
Wells Fargo & Co.	1,572,841	62,520,430
Willis Towers Watson PLC	281,762	65,256,079
Zions Bancorporation N.A.(c)	1,612,363	44,920,433

		4,657,436,088

Health Care-13.57%
Abbott Laboratories	670,925	74,117,085
AbbVie, Inc.	434,479	65,658,466
Agilent Technologies, Inc.	479,256	64,905,640
Align Technology, Inc.(b)	207,974	67,653,942
AmerisourceBergen Corp.(c)	434,801	72,546,547
Amgen, Inc.	285,556	68,459,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2023

	Shares	Value
Health Care-(continued)
Baxter International, Inc.	1,711,007	$81,580,814
Becton, Dickinson and Co.	283,248	74,865,279
Biogen, Inc.(b)	253,549	77,137,212
Bio-Rad Laboratories, Inc., Class A(b)	136,000	61,307,440
Bio-Techne Corp.	903,903	72,203,772
Boston Scientific Corp.(b)	1,399,695	72,952,103
Bristol-Myers Squibb Co.	989,954	66,099,229
Cardinal Health, Inc.	913,899	75,031,108
Catalent, Inc.(b)(c)	957,464	47,988,096
Centene Corp.(b)	999,317	68,882,921
Charles River Laboratories International, Inc.(b)(c)	321,160	61,058,939
Cigna Group (The)	235,953	59,764,535
Cooper Cos., Inc. (The)	200,224	76,375,445
CVS Health Corp.	843,848	61,862,497
Danaher Corp.	271,277	64,268,234
DaVita, Inc.(b)	871,229	78,724,252
DENTSPLY SIRONA, Inc.(c)	1,761,548	73,861,708
DexCom, Inc.(b)(c)	603,646	73,246,406
Edwards Lifesciences Corp.(b)	875,034	76,985,491
Elevance Health, Inc.	143,096	67,061,940
Eli Lilly and Co.	206,488	81,740,340
GE HealthCare Technologies, Inc.(b)(c)	867,828	70,589,129
Gilead Sciences, Inc.	818,355	67,276,965
HCA Healthcare, Inc.	263,886	75,822,364
Henry Schein, Inc.(b)	844,511	68,244,934
Hologic, Inc.(b)	837,489	72,032,429
Humana, Inc.	135,593	71,930,731
IDEXX Laboratories, Inc.(b)(c)	143,057	70,406,933
Illumina, Inc.(b)	335,413	68,947,496
Incyte Corp.(b)	903,397	67,221,771
Insulet Corp.(b)(c)	232,040	73,798,002
Intuitive Surgical, Inc.(b)	289,556	87,220,058
IQVIA Holdings, Inc.(b)(c)	329,837	62,085,218
Johnson & Johnson	429,198	70,259,713
Laboratory Corp. of America Holdings	292,188	66,241,941
McKesson Corp.	193,573	70,507,030
Medtronic PLC	848,066	77,131,603
Merck & Co., Inc.	604,099	69,755,312
Mettler-Toledo International, Inc.(b)	45,380	67,684,270
Moderna, Inc.(b)(c)	470,481	62,522,220
Molina Healthcare, Inc.(b)	248,859	74,132,607
Organon & Co.	2,868,503	70,651,229
PerkinElmer, Inc.	541,154	70,615,185
Pfizer, Inc.	1,651,590	64,230,335
Quest Diagnostics, Inc.(c)	484,335	67,230,541
Regeneron Pharmaceuticals, Inc.(b)	87,035	69,783,793
ResMed, Inc.	315,932	76,126,975
STERIS PLC(c)	366,461	69,096,222
Stryker Corp.	245,689	73,620,709
Teleflex, Inc.(c)	291,791	79,518,883
Thermo Fisher Scientific, Inc.	119,657	66,397,669
UnitedHealth Group, Inc.	141,341	69,552,493
Universal Health Services, Inc., Class B	552,772	83,109,270
Vertex Pharmaceuticals, Inc.(b)	226,430	77,151,494
Viatris, Inc.	6,505,540	60,696,688
Waters Corp.(b)	213,364	64,086,011
West Pharmaceutical Services, Inc.	206,799	74,704,071

	Shares	Value
Health Care-(continued)
Zimmer Biomet Holdings, Inc.	526,564	$72,897,520
Zoetis, Inc.(c)	402,817	70,807,172

		4,580,425,622

Industrials-14.66%
3M Co.	625,152	66,403,645
A.O. Smith Corp.	984,274	67,216,071
Alaska Air Group, Inc.(b)(c)	1,411,123	61,327,406
Allegion PLC(c)	605,233	66,866,142
American Airlines Group, Inc.(b)(c)	4,206,177	57,372,254
AMETEK, Inc.	479,256	66,103,780
Automatic Data Processing, Inc.	304,648	67,022,560
Boeing Co. (The)(b)(c)	320,314	66,234,529
Broadridge Financial Solutions, Inc.(c)	474,987	69,067,860
C.H. Robinson Worldwide, Inc.(c)	635,619	64,114,889
Carrier Global Corp.	1,425,479	59,613,532
Caterpillar, Inc.	286,647	62,718,364
Ceridian HCM Holding, Inc.(b)(c)	964,609	61,233,379
Cintas Corp.	151,792	69,182,240
Copart, Inc.(b)(c)	951,088	75,183,506
CoStar Group, Inc.(b)(c)	969,762	74,623,186
CSX Corp.(c)	2,206,004	67,591,963
Cummins, Inc.(c)	268,933	63,210,012
Deere & Co.	164,326	62,118,515
Delta Air Lines, Inc.(b)	1,746,490	59,922,072
Dover Corp.	446,240	65,222,438
Eaton Corp. PLC	382,100	63,856,552
Emerson Electric Co.	791,734	65,919,773
Equifax, Inc.(c)	336,938	70,211,140
Expeditors International of Washington, Inc.(c)	605,802	68,964,500
Fastenal Co.(c)	1,262,796	67,988,937
FedEx Corp.	323,335	73,649,246
Fortive Corp.	1,009,964	63,718,629
Generac Holdings, Inc.(b)(c)	574,842	58,760,349
General Dynamics Corp.	294,391	64,277,331
General Electric Co.(c)	714,845	70,748,210
Honeywell International, Inc.	336,604	67,266,943
Howmet Aerospace, Inc.	1,593,054	70,556,362
Huntington Ingalls Industries, Inc.	312,927	63,104,859
IDEX Corp.	295,742	61,017,489
Illinois Tool Works, Inc.(c)	282,552	68,360,631
Ingersoll Rand, Inc.(c)	1,167,173	66,552,204
J.B. Hunt Transport Services, Inc.	370,783	64,994,552
Jacobs Solutions, Inc.	565,229	65,261,340
Johnson Controls International PLC	1,058,412	63,335,374
L3Harris Technologies, Inc.	319,837	62,416,191
Leidos Holdings, Inc.	703,360	65,595,354
Lockheed Martin Corp.	136,791	63,532,580
Masco Corp.(c)	1,298,487	69,482,039
Nordson Corp.(c)	305,572	66,098,279
Norfolk Southern Corp.	309,191	62,775,049
Northrop Grumman Corp.	141,512	65,275,240
Old Dominion Freight Line, Inc.	193,477	61,988,096
Otis Worldwide Corp.	791,928	67,551,458
PACCAR, Inc.(c)	899,488	67,182,759
Parker-Hannifin Corp.	192,263	62,462,403
Paychex, Inc.(c)	603,307	66,279,307
Paycom Software, Inc.(b)	238,107	69,139,130
Pentair PLC(c)	1,234,949	71,725,838

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2023

	Shares	Value
Industrials-(continued)
Quanta Services, Inc.	413,400	$70,129,176
Raytheon Technologies Corp.	677,696	67,701,830
Republic Services, Inc.	512,054	74,053,250
Robert Half International, Inc.(c)	840,437	61,351,901
Rockwell Automation, Inc.	224,983	63,762,432
Rollins, Inc.	1,876,366	79,276,464
Snap-on, Inc.(c)	270,810	70,250,822
Southwest Airlines Co.(c)	1,985,308	60,134,979
Stanley Black & Decker, Inc.(c)	805,872	69,578,988
Textron, Inc.	939,385	62,882,432
Trane Technologies PLC	349,431	64,927,774
TransDigm Group, Inc.	90,697	69,383,205
Union Pacific Corp.	331,875	64,947,938
United Airlines Holdings, Inc.(b)(c)	1,275,774	55,878,901
United Parcel Service, Inc., Class B(c)	358,444	64,451,816
United Rentals, Inc.	151,442	54,687,221
Verisk Analytics, Inc.	361,039	70,081,280
W.W. Grainger, Inc.	95,997	66,772,633
Wabtec Corp.	650,817	63,565,296
Waste Management, Inc.(c)	435,595	72,330,550
Xylem, Inc.(c)	657,320	68,256,109

		4,946,801,484

Information Technology-12.69%
Accenture PLC, Class A	257,202	72,091,149
Adobe, Inc.(b)	197,665	74,630,397
Advanced Micro Devices, Inc.(b)	786,901	70,325,342
Akamai Technologies, Inc.(b)	904,030	74,103,339
Amphenol Corp., Class A(c)	850,311	64,172,971
Analog Devices, Inc.	358,007	64,398,299
ANSYS, Inc.(b)(c)	219,859	69,018,137
Apple, Inc.	438,052	74,328,663
Applied Materials, Inc.	568,819	64,293,612
Arista Networks, Inc.(b)	444,211	71,144,834
Autodesk, Inc.(b)	335,396	65,331,787
Broadcom, Inc.	105,714	66,229,821
Cadence Design Systems, Inc.(b)	332,542	69,650,922
CDW Corp.	341,487	57,912,780
Cisco Systems, Inc.	1,339,618	63,296,951
Cognizant Technology Solutions Corp., Class A	1,077,514	64,338,361
Corning, Inc.(c)	1,956,005	64,978,486
DXC Technology Co.(b)	2,550,141	60,820,863
Enphase Energy, Inc.(b)(c)	309,532	50,825,154
EPAM Systems, Inc.(b)	230,068	64,980,406
F5, Inc.(b)	469,761	63,117,088
Fair Isaac Corp.(b)(c)	93,508	68,069,149
First Solar, Inc.(b)(c)	313,276	57,197,932
Fortinet, Inc.(b)	1,107,062	69,800,259
Gartner, Inc.(b)	206,945	62,592,585
Gen Digital, Inc.	3,916,765	69,209,238
Hewlett Packard Enterprise Co.	4,539,890	65,011,225
HP, Inc.(c)	2,369,961	70,411,541
Intel Corp.	2,389,956	74,232,033
International Business Machines Corp.	518,645	65,561,914
Intuit, Inc.	165,728	73,574,946
Juniper Networks, Inc.	2,112,169	63,681,895
Keysight Technologies, Inc.(b)	421,070	60,903,565
KLA Corp.	176,934	68,392,068
Lam Research Corp.	135,833	71,187,359

	Shares	Value
Information Technology-(continued)
Microchip Technology, Inc.	797,611	$58,217,627
Micron Technology, Inc.	1,184,327	76,223,286
Microsoft Corp.	261,755	80,426,841
Monolithic Power Systems, Inc.	135,796	62,733,678
Motorola Solutions, Inc.	248,734	72,481,088
NetApp, Inc.(c)	1,045,571	65,755,960
NVIDIA Corp.	283,322	78,619,022
NXP Semiconductors N.V. (China)(c)	371,638	60,852,006
ON Semiconductor Corp.(b)(c)	829,940	59,722,482
Oracle Corp.	773,890	73,302,861
PTC, Inc.(b)	549,472	69,118,083
Qorvo, Inc.(b)	682,503	62,844,876
QUALCOMM, Inc.	564,833	65,972,494
Roper Technologies, Inc.	154,699	70,354,011
Salesforce, Inc.(b)	375,688	74,525,229
Seagate Technology Holdings PLC(c)	1,053,157	61,894,037
ServiceNow, Inc.(b)	156,675	71,979,629
Skyworks Solutions, Inc.	584,592	61,908,293
SolarEdge Technologies, Inc.(b)(c)	213,816	61,072,264
Synopsys, Inc.(b)	183,111	67,992,777
TE Connectivity Ltd.(c)	522,512	63,939,793
Teledyne Technologies, Inc.(b)(c)	157,645	65,328,088
Teradyne, Inc.(c)	642,192	58,683,505
Texas Instruments, Inc.	379,090	63,383,848
Trimble, Inc.(b)	1,347,460	63,465,366
Tyler Technologies, Inc.(b)(c)	210,000	79,596,300
VeriSign, Inc.(b)	340,171	75,449,928
Western Digital Corp.(b)	1,803,278	62,104,894
Zebra Technologies Corp., Class A(b)	225,677	65,001,746

		4,282,765,083

Materials-5.67%
Air Products and Chemicals, Inc.	231,282	68,080,169
Albemarle Corp.	289,063	53,609,624
Amcor PLC	6,057,453	66,450,259
Avery Dennison Corp.	381,107	66,495,549
Ball Corp.(c)	1,238,270	65,851,199
Celanese Corp.	595,998	63,318,827
CF Industries Holdings, Inc.	828,979	59,338,317
Corteva, Inc.	1,104,812	67,526,109
Dow, Inc.(c)	1,207,406	65,682,886
DuPont de Nemours, Inc.	924,829	64,479,078
Eastman Chemical Co.	805,569	67,885,300
Ecolab, Inc.	411,499	69,065,992
FMC Corp.	539,659	66,691,059
Freeport-McMoRan, Inc.	1,717,390	65,106,255
International Flavors & Fragrances, Inc.(c)	768,631	74,526,462
International Paper Co.	1,831,478	60,640,237
Linde PLC	190,519	70,387,244
LyondellBasell Industries N.V., Class A(c)	731,640	69,220,460
Martin Marietta Materials, Inc.	190,813	69,303,282
Mosaic Co. (The)	1,324,932	56,773,336
Newmont Corp.(c)	1,543,149	73,145,263
Nucor Corp.(c)	409,381	60,662,077
Packaging Corp. of America(c)	491,312	66,454,861
PPG Industries, Inc.	516,361	72,424,794
Sealed Air Corp.	1,437,021	68,962,638
Sherwin-Williams Co. (The)	303,872	72,181,755

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2023

	Shares	Value
Materials-(continued)
Steel Dynamics, Inc.	540,564	$56,191,628
Vulcan Materials Co.	384,184	67,278,302
WestRock Co.	2,182,319	65,316,808

		1,913,049,770

Real Estate-6.00%
Alexandria Real Estate Equities, Inc.	513,073	63,713,405
American Tower Corp.	340,045	69,501,798
AvalonBay Communities, Inc.(c)	392,994	70,884,328
Boston Properties, Inc.(c)	1,132,525	60,431,534
Camden Property Trust	608,547	66,970,597
CBRE Group, Inc., Class A(b)	829,833	63,614,998
Crown Castle, Inc.	512,746	63,113,905
Digital Realty Trust, Inc.(c)	634,505	62,911,171
Equinix, Inc.(c)	97,780	70,800,542
Equity Residential	1,112,605	70,372,266
Essex Property Trust, Inc.(c)	307,833	67,640,145
Extra Space Storage, Inc.(c)	423,726	64,423,301
Federal Realty Investment Trust(c)	674,153	66,666,990
Healthpeak Properties, Inc.	3,037,073	66,724,494
Host Hotels & Resorts, Inc.(c)	4,091,557	66,160,477
Invitation Homes, Inc.(c)	2,149,996	71,745,367
Iron Mountain, Inc.(c)	1,267,514	70,017,473
Kimco Realty Corp.	3,464,099	66,476,060
Mid-America Apartment Communities, Inc.(c)	436,421	67,121,550
Prologis, Inc.	556,110	69,652,778
Public Storage	231,124	68,142,289
Realty Income Corp.	1,059,797	66,597,643
Regency Centers Corp.(c)	1,110,496	68,217,769
SBA Communications Corp., Class A	270,855	70,663,361
Simon Property Group, Inc.(c)	583,481	66,120,067
UDR, Inc.(c)	1,629,675	67,354,468
Ventas, Inc.	1,456,616	69,990,399
VICI Properties, Inc.(c)	2,040,597	69,257,862
Welltower, Inc.(c)	959,155	75,984,259
Weyerhaeuser Co.	2,178,631	65,162,853

		2,026,434,149

Utilities-6.23%
AES Corp. (The)	2,796,961	66,176,097
Alliant Energy Corp.	1,296,137	71,468,994
Ameren Corp.(c)	802,568	71,404,475
American Electric Power Co., Inc.	743,233	68,689,594
American Water Works Co., Inc.	486,749	72,160,539
Atmos Energy Corp.(c)	595,888	68,014,656
CenterPoint Energy, Inc.	2,360,630	71,928,396

	Shares	Value
Utilities-(continued)
CMS Energy Corp.	1,120,145	$69,740,228
Consolidated Edison, Inc.(c)	717,870	70,688,659
Constellation Energy Corp.	838,906	64,931,324
Dominion Energy, Inc.	1,222,534	69,855,593
DTE Energy Co.	622,616	69,988,265
Duke Energy Corp.	700,837	69,298,763
Edison International(c)	982,325	72,299,120
Entergy Corp.	646,508	69,551,331
Evergy, Inc.(c)	1,130,142	70,193,120
Eversource Energy	892,728	69,284,620
Exelon Corp.	1,619,031	68,711,676
FirstEnergy Corp.	1,708,049	67,980,350
NextEra Energy, Inc.(c)	891,124	68,286,832
NiSource, Inc.	2,435,583	69,316,692
NRG Energy, Inc.	2,056,876	70,283,453
PG&E Corp.(b)	4,109,601	70,315,273
Pinnacle West Capital Corp.	878,972	68,964,143
PPL Corp.	2,478,229	71,174,737
Public Service Enterprise Group, Inc.	1,154,214	72,946,325
Sempra Energy(c)	451,522	70,207,156
Southern Co. (The)	1,017,399	74,829,696
WEC Energy Group, Inc.	742,890	71,443,731
Xcel Energy, Inc.	1,029,095	71,944,031

		2,102,077,869

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $33,935,813,339)		33,741,725,888

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.69%
Invesco Private Government Fund, 4.83%(d)(e)(f)	539,713,330	539,713,330
Invesco Private Prime Fund, 4.99%(d)(e)(f)	1,380,240,578	1,380,240,578

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,919,963,387)		1,919,953,908

TOTAL INVESTMENTS IN SECURITIES-105.66% (Cost $35,855,776,726)		35,661,679,796
OTHER ASSETS LESS LIABILITIES-(5.66)%		(1,909,370,209)

NET ASSETS-100.00%.		$33,752,309,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Invesco Ltd.	$59,558,699	$33,865,447	$(22,096,928)	$(2,938,040)	$(477,105)	$67,912,073	$2,682,539

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	17,804,249	762,208,197	(780,012,446)	-	-	-	289,077

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	367,592,691	5,076,026,930	(4,903,906,291)	-	-	539,713,330	15,025,341	*

Invesco Private Prime Fund	845,183,990	10,160,351,635	(9,625,267,019)	(139,716)	111,688	1,380,240,578	41,415,123	*

Total	$1,290,139,629	$16,032,452,209	$(15,331,282,684)	$(3,077,756)	$(365,417)	$1,987,865,981	$59,412,080

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Diversified Telecommunication Services-13.16%
AT&T, Inc.	281,959	$4,982,215
Iridium Communications, Inc.	88,542	5,619,761
Verizon Communications, Inc.	141,671	5,501,085

		16,103,061

Entertainment-31.73%
Activision Blizzard, Inc.	66,648	5,179,216
Electronic Arts, Inc.	47,591	6,057,383
Live Nation Entertainment, Inc.(b)	77,967	5,284,603
Netflix, Inc.(b)	17,751	5,856,587
Take-Two Interactive Software, Inc.(b)	46,993	5,840,760
Walt Disney Co. (The)(b)	55,536	5,692,440
Warner Bros Discovery, Inc.(b)	362,126	4,928,535

		38,839,524

Interactive Media & Services-15.14%
Alphabet, Inc., Class A(b)	30,573	3,281,706
Alphabet, Inc., Class C(b)	26,649	2,883,955
Match Group, Inc.(b)	146,422	5,402,972
Meta Platforms, Inc., Class A(b)	28,949	6,957,023

		18,525,656

Media-35.55%
Charter Communications, Inc., Class A(b)(c)	15,771	5,814,768
Comcast Corp., Class A	147,176	6,088,671
DISH Network Corp., Class A(b)(c)	493,504	3,706,215
Fox Corp., Class A(c)	109,855	3,653,777
Fox Corp., Class B	50,997	1,557,448
Interpublic Group of Cos., Inc. (The)	153,879	5,498,097

	Shares	Value
Media-(continued)
News Corp., Class A	247,475	$4,358,035
News Corp., Class B	76,293	1,354,201
Omnicom Group, Inc.	59,417	5,381,398
Paramount Global, Class B(c)	261,262	6,095,242

		43,507,852

Wireless Telecommunication Services-4.38%
T-Mobile US, Inc.(b)	37,248	5,359,987

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $124,257,757)		122,336,080

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.38%
Invesco Private Government Fund, 4.83%(d)(e)(f)	4,241,707	4,241,707
Invesco Private Prime Fund, 4.99%(d)(e)(f)	10,907,518	10,907,518

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $15,149,388)		15,149,225

TOTAL INVESTMENTS IN SECURITIES-112.34% (Cost $139,407,145)		137,485,305
OTHER ASSETS LESS LIABILITIES-(12.34)%		(15,101,572)

NET ASSETS-100.00%.		$122,383,733

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$2,505,446	$(2,505,446)	$-	$-	$-	$698

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	910,132	18,208,551	(14,876,976)	-	-	4,241,707	47,997	*

Invesco Private Prime Fund	2,122,766	40,579,825	(31,792,270)	(298)	(2,505)	10,907,518	129,846	*

Total	$3,032,898	$61,293,822	$(49,174,692)	$(298)	$(2,505)	$15,149,225	$178,541

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)–(continued)

April 30, 2023

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Automobile Components-3.46%
Aptiv PLC(b)	79,256	$8,152,272
BorgWarner, Inc.	183,637	8,838,449

		16,990,721

Automobiles-5.07%
Ford Motor Co.	727,612	8,644,030
General Motors Co.	241,024	7,963,433
Tesla, Inc.(b)	50,760	8,340,376

		24,947,839

Broadline Retail-5.76%
Amazon.com, Inc.(b)	97,019	10,230,654
eBay, Inc.	209,413	9,723,046
Etsy, Inc.(b)(c)	83,047	8,390,238

		28,343,938

Distributors-5.55%
Genuine Parts Co.	54,004	9,089,413
LKQ Corp.	161,209	9,306,596
Pool Corp.	25,261	8,874,694

		27,270,703

Hotels, Restaurants & Leisure-32.26%
Booking Holdings, Inc.(b)	3,546	9,525,655
Caesars Entertainment, Inc.(b)	186,034	8,425,480
Carnival Corp.(b)(c)	908,347	8,365,876
Chipotle Mexican Grill, Inc.(b)	5,677	11,737,879
Darden Restaurants, Inc.(c)	61,139	9,288,848
Domino’s Pizza, Inc.	29,323	9,309,173
Expedia Group, Inc.(b)	89,539	8,413,084
Hilton Worldwide Holdings, Inc.	62,627	9,019,541
Las Vegas Sands Corp.(b)	156,634	10,001,081
Marriott International, Inc., Class A	53,494	9,058,674
McDonald’s Corp.	33,601	9,937,496
MGM Resorts International	206,210	9,262,953
Norwegian Cruise Line Holdings Ltd.(b)(c)	626,086	8,358,248
Royal Caribbean Cruises Ltd.(b)(c)	131,622	8,612,027
Starbucks Corp.	88,581	10,123,923
Wynn Resorts Ltd.(b)	81,257	9,286,050
Yum! Brands, Inc.	70,656	9,932,820

		158,658,808

Household Durables-15.87%
D.R. Horton, Inc.	93,561	10,274,869
Garmin Ltd.	92,598	9,090,346
Lennar Corp., Class A	90,383	10,196,106
Mohawk Industries, Inc.(b)	89,939	9,524,540
Newell Brands, Inc.(c)	719,209	8,738,389
NVR, Inc.(b)	1,679	9,805,360
PulteGroup, Inc.	164,613	11,053,763
Whirlpool Corp.(c)	67,001	9,352,670

		78,036,043

	Shares	Value
Leisure Products-2.16%
Hasbro, Inc.	178,896	$10,594,221

Specialty Retail-22.35%
Advance Auto Parts, Inc.	68,753	8,630,564
AutoZone, Inc.(b)	3,638	9,689,122
Bath & Body Works, Inc.	236,160	8,289,216
Best Buy Co., Inc.	111,969	8,343,930
CarMax, Inc.(b)(c)	138,121	9,672,614
Home Depot, Inc. (The)	30,740	9,238,600
Lowe’s Cos., Inc.	44,761	9,302,679
O’Reilly Automotive, Inc.(b)	10,733	9,845,488
Ross Stores, Inc.	84,491	9,017,724
TJX Cos., Inc. (The)	118,481	9,338,672
Tractor Supply Co.	38,733	9,233,947
Ulta Beauty, Inc.(b)	16,892	9,314,756

		109,917,312

Textiles, Apparel & Luxury Goods-7.44%
NIKE, Inc., Class B	74,923	9,494,242
Ralph Lauren Corp.	77,683	8,917,232
Tapestry, Inc.	212,862	8,686,898
VF Corp.	404,241	9,503,706

		36,602,078

Total Common Stocks & Other Equity Interests (Cost $548,355,064)		491,361,663

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $158,262)	158,262	158,262

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $548,513,326)		491,519,925

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.34%
Invesco Private Government Fund, 4.83%(d)(e)(f)	16,981,695	16,981,695
Invesco Private Prime Fund, 4.99%(d)(e)(f)	43,667,216	43,667,216

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $60,653,465)		60,648,911

TOTAL INVESTMENTS IN SECURITIES-112.29% (Cost $609,166,791)		552,168,836
OTHER ASSETS LESS LIABILITIES-(12.29)%		(60,416,322)

NET ASSETS-100.00%.		$491,752,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$10,382,600	$(10,224,338)	$-	$-	$158,262	$7,177

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	17,585,005	217,735,877	(218,339,187)	-	-	16,981,695	513,142	*

Invesco Private Prime Fund	38,490,048	450,169,539	(444,996,698)	(7,532)	11,859	43,667,216	1,426,792	*

Total	$56,075,053	$678,288,016	$(673,560,223)	$(7,532)	$11,859	$60,807,173	$1,947,111

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.89%
Beverages-18.81%
Brown-Forman Corp., Class B	446,247	$29,046,217
Coca-Cola Co. (The)	463,583	29,738,849
Constellation Brands, Inc., Class A	129,449	29,704,662
Keurig Dr Pepper, Inc.	799,820	26,154,114
Molson Coors Beverage Co., Class B(b)	524,804	31,215,342
Monster Beverage Corp.(c)	548,117	30,694,552
PepsiCo, Inc.	159,540	30,454,591

		207,008,327

Broadline Retail-5.04%
Dollar General Corp.	127,000	28,125,420
Target Corp.	173,585	27,383,034

		55,508,454

Consumer Staples Distribution & Retail-15.98%
Costco Wholesale Corp.	58,235	29,305,017
Dollar Tree, Inc.(c)	195,662	30,075,206
Kroger Co. (The)	582,669	28,335,193
Sysco Corp.	375,449	28,811,956
Walgreens Boots Alliance, Inc.	825,411	29,095,738
Walmart, Inc.	200,459	30,263,295

		175,886,405

Food Products-38.14%
Archer-Daniels-Midland Co.	358,074	27,958,418
Bunge Ltd.	296,494	27,751,838
Campbell Soup Co.(b)	522,668	28,380,872
Conagra Brands, Inc.	783,962	29,759,198
General Mills, Inc.	349,539	30,979,642
Hershey Co. (The)	115,505	31,539,795
Hormel Foods Corp.	700,665	28,334,893
JM Smucker Co. (The)	185,628	28,662,819
Kellogg Co.	429,630	29,975,285
Kraft Heinz Co. (The)	723,342	28,405,640
Lamb Weston Holdings, Inc.	281,155	31,435,942
McCormick & Co., Inc.	386,922	33,991,098
Mondelez International, Inc., Class A	422,939	32,447,880
Tyson Foods, Inc., Class A	481,789	30,106,995

		419,730,315

Household Products-14.23%
Church & Dwight Co., Inc.(b)	327,295	31,786,890

	Shares	Value
Household Products-(continued)
Clorox Co. (The)	182,906	$30,292,892
Colgate-Palmolive Co.	384,904	30,715,339
Kimberly-Clark Corp.	224,351	32,506,216
Procter & Gamble Co. (The)	200,060	31,285,383

		156,586,720

Personal Care Products-2.61%
Estee Lauder Cos., Inc. (The), Class A	116,237	28,677,993

Tobacco-5.08%
Altria Group, Inc.	588,825	27,975,076
Philip Morris International, Inc.	279,183	27,909,924

		55,885,000

Total Common Stocks & Other Equity Interests (Cost $1,018,286,901)		1,099,283,214

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $194,993)	194,993	194,993

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $1,018,481,894)		1,099,478,207

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.36%
Invesco Private Government Fund, 4.83%(d)(e)(f)	10,342,558	10,342,558
Invesco Private Prime Fund, 4.99%(d)(e)(f)	26,595,150	26,595,150

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $36,937,708)		36,937,708

TOTAL INVESTMENTS IN SECURITIES-103.27% (Cost $1,055,419,602)		1,136,415,915
OTHER ASSETS LESS LIABILITIES-(3.27)%		(35,940,243)

NET ASSETS-100.00%		$1,100,475,672

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$20,002,471	$(19,807,478)	$-	$-	$194,993	$9,393

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	7,669,376	218,526,833	(215,853,651)	-	-	10,342,558	180,968	*

Invesco Private Prime Fund	17,886,073	434,105,785	(425,412,976)	-	16,268	26,595,150	503,343	*

Total	$25,555,449	$672,635,089	$(661,074,105)	$-	$16,268	$37,132,701	$693,704

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P 500® Equal Weight Energy ETF (RYE)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.79%
Energy Equipment & Services-12.37%
Baker Hughes Co., Class A(b)	772,225	$22,579,859
Halliburton Co.	650,118	21,291,365
Schlumberger N.V.	440,169	21,722,340

		65,593,564

Oil, Gas & Consumable Fuels-87.42%
APA Corp.	624,439	23,010,577
Chevron Corp.	140,592	23,700,999
ConocoPhillips	215,397	22,162,197
Coterra Energy, Inc.(b)	912,917	23,370,675
Devon Energy Corp.	433,705	23,172,858
Diamondback Energy, Inc.	165,172	23,487,458
EOG Resources, Inc.	200,111	23,907,261
EQT Corp.	738,198	25,718,818
Exxon Mobil Corp.	208,281	24,647,974
Hess Corp.(b)	173,175	25,120,766
Kinder Morgan, Inc.	1,338,618	22,957,299
Marathon Oil Corp.	936,529	22,626,541
Marathon Petroleum Corp.	174,631	21,304,982
Occidental Petroleum Corp.(b)	375,017	23,074,796
ONEOK, Inc.	348,580	22,800,618
Phillips 66.	221,780	21,956,220
Pioneer Natural Resources Co.	112,933	24,568,574
Targa Resources Corp.	305,216	23,052,964
Valero Energy Corp.	169,858	19,477,617
Williams Cos., Inc. (The)	776,768	23,505,000

		463,624,194

Total Common Stocks & Other Equity Interests (Cost $484,302,395)		529,217,758

	Shares	Value
Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(c)(d) (Cost $269,112)	269,112	$269,112

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.84% (Cost $484,571,507)		529,486,870

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.73%
Invesco Private Government Fund, 4.83%(c)(d)(e)	2,524,900	2,524,900
Invesco Private Prime Fund, 4.99%(c)(d)(e)	6,644,893	6,644,893

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,169,793)		9,169,793

TOTAL INVESTMENTS IN SECURITIES-101.57% (Cost $493,741,300)		538,656,663
OTHER ASSETS LESS LIABILITIES-(1.57)%		(8,322,788)

NET ASSETS-100.00%.		$530,333,875

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$181,238	$21,132,102	$(21,044,228)	$-	$-	$269,112	$8,791

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	15,203,522	218,677,071	(231,355,693)	-	-	2,524,900	153,193	*

Invesco Private Prime Fund	35,462,109	432,085,279	(460,907,169)	(1,800)	6,474	6,644,893	412,799	*

Total	$50,846,869	$671,894,452	$(713,307,090)	$(1,800)	$6,474	$9,438,905	$574,783

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P 500® Equal Weight Energy ETF (RYE)–(continued)

April 30, 2023

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P 500® Equal Weight Financials ETF (RYF)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Banks-18.44%
Bank of America Corp.	142,243	$4,164,875
Citigroup, Inc.	89,089	4,193,419
Citizens Financial Group, Inc.	125,028	3,868,366
Comerica, Inc.	73,232	3,176,072
Fifth Third Bancorp	141,765	3,714,243
First Republic Bank(b)	52,676	184,893
Huntington Bancshares, Inc.	322,066	3,607,139
JPMorgan Chase & Co.	32,238	4,456,581
KeyCorp	274,977	3,096,241
M&T Bank Corp.	32,702	4,113,912
PNC Financial Services Group, Inc. (The)	31,394	4,089,069
Regions Financial Corp.(b)	212,309	3,876,762
Truist Financial Corp.	110,832	3,610,907
U.S. Bancorp	106,004	3,633,817
Wells Fargo & Co.	104,135	4,139,366
Zions Bancorporation N.A.	106,690	2,972,383

		56,898,045

Capital Markets-29.75%
Ameriprise Financial, Inc.	14,307	4,365,352
Bank of New York Mellon Corp. (The)	90,990	3,875,264
BlackRock, Inc.	6,798	4,562,818
Cboe Global Markets, Inc.	36,300	5,071,110
Charles Schwab Corp. (The)	73,386	3,833,685
CME Group, Inc., Class A	24,748	4,597,436
FactSet Research Systems, Inc.	10,886	4,481,657
Franklin Resources, Inc.	156,153	4,197,393
Goldman Sachs Group, Inc. (The)	13,182	4,527,226
Intercontinental Exchange, Inc.	45,309	4,935,509
Invesco Ltd.(c)	262,424	4,495,323
MarketAxess Holdings, Inc.	12,457	3,965,935
Moody’s Corp.	15,105	4,729,678
Morgan Stanley	47,825	4,302,815
MSCI, Inc.	8,272	3,990,826
Nasdaq, Inc.	81,836	4,531,259
Northern Trust Corp.	50,706	3,963,181
Raymond James Financial, Inc.	45,405	4,110,515
S&P Global, Inc.	13,231	4,797,296
State Street Corp.	53,927	3,896,765
T. Rowe Price Group, Inc.(b)	40,991	4,604,519

		91,835,562

Consumer Finance-5.44%
American Express Co.	25,990	4,193,227
Capital One Financial Corp.	44,019	4,283,049
Discover Financial Services	42,145	4,360,743
Synchrony Financial	134,009	3,954,605

		16,791,624

Financial Services-10.61%
Berkshire Hathaway, Inc., Class B(d)	14,189	4,661,796
Fiserv, Inc.(b)(d)	38,654	4,720,427
FleetCor Technologies, Inc.(d)	22,006	4,707,524
Global Payments, Inc.	43,076	4,855,096
Jack Henry & Associates, Inc.	27,248	4,450,688
Mastercard, Inc., Class A	12,441	4,727,953
Visa, Inc., Class A(b)	19,922	4,636,447

		32,759,931

	Shares	Value
Insurance-32.85%
Aflac, Inc.	67,271	$4,698,879
Allstate Corp. (The)	36,447	4,219,105
American International Group, Inc.	81,022	4,297,407
Aon PLC, Class A	14,652	4,764,537
Arch Capital Group Ltd.(b)(d)	64,643	4,852,750
Arthur J. Gallagher & Co.	23,563	4,902,518
Assurant, Inc.	36,889	4,542,143
Brown & Brown, Inc.	78,387	5,047,339
Chubb Ltd.	21,700	4,373,852
Cincinnati Financial Corp.	38,271	4,073,565
Everest Re Group Ltd.	12,064	4,560,192
Globe Life, Inc.	37,936	4,116,815
Hartford Financial Services Group, Inc. (The)	61,563	4,370,357
Lincoln National Corp.	167,790	3,646,077
Loews Corp.	75,102	4,323,622
Marsh & McLennan Cos., Inc.	27,412	4,939,368
MetLife, Inc.	69,046	4,234,591
Principal Financial Group, Inc.(b)	55,886	4,174,125
Progressive Corp. (The)	30,741	4,193,072
Prudential Financial, Inc.	48,848	4,249,776
Travelers Cos., Inc. (The)	24,590	4,454,233
W.R. Berkley Corp.	68,707	4,048,217
Willis Towers Watson PLC	18,640	4,317,024

		101,399,564

IT Services-2.88%
Fidelity National Information Services, Inc.	75,227	4,417,329
PayPal Holdings, Inc.(d)	58,643	4,456,868

		8,874,197

Total Common Stocks & Other Equity Interests (Cost $346,457,765)		308,558,923

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(c)(e) (Cost $149,370)	149,370	149,370

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $346,607,135)		308,708,293

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.37%
Invesco Private Government Fund, 4.83%(c)(e)(f)	3,782,109	3,782,109
Invesco Private Prime Fund, 4.99%(c)(e)(f)	9,725,423	9,725,423

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,507,532)		13,507,532

TOTAL INVESTMENTS IN SECURITIES-104.39% (Cost $360,114,667)		322,215,825
OTHER ASSETS LESS LIABILITIES-(4.39)%		(13,564,558)

NET ASSETS-100.00%		$308,651,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco S&P 500® Equal Weight Financials ETF (RYF)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Invesco Ltd.	$7,012,025	$2,858,496	$(4,786,267)	$1,117,108	$(1,706,039)	$4,495,323	$266,835

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	28,273	9,927,777	(9,806,680)	-	-	149,370	6,344

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	6,115,131	87,252,465	(89,585,487)	-	-	3,782,109	127,598	*

Invesco Private Prime Fund	14,063,546	183,182,622	(187,526,588)	-	5,843	9,725,423	331,328	*

Total	$27,218,975	$283,221,360	$(291,705,022)	$1,117,108	$(1,700,196)	$18,152,225	$732,105

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	Non-income producing security.
(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Biotechnology-12.12%
AbbVie, Inc.	97,143	$14,680,250
Amgen, Inc.	63,824	15,301,166
Biogen, Inc.(b)	56,687	17,245,886
Gilead Sciences, Inc.	182,935	15,039,086
Incyte Corp.(b)	201,964	15,028,141
Moderna, Inc.(b)(c)	105,167	13,975,643
Regeneron Pharmaceuticals, Inc.(b)	19,469	15,610,049
Vertex Pharmaceuticals, Inc.(b)	50,631	17,251,501

		124,131,722

Health Care Equipment & Supplies-32.61%
Abbott Laboratories(c)	149,994	16,569,837
Align Technology, Inc.(b)	46,496	15,125,149
Baxter International, Inc.	382,516	18,238,363
Becton, Dickinson and Co.	63,311	16,733,730
Boston Scientific Corp.(b)	312,894	16,308,035
Cooper Cos., Inc. (The)	44,779	17,080,950
DENTSPLY SIRONA, Inc.(c)	393,806	16,512,286
DexCom, Inc.(b)	134,949	16,374,712
Edwards Lifesciences Corp.(b)	195,632	17,211,703
GE HealthCare Technologies, Inc.(b)	193,988	15,778,984
Hologic, Inc.(b)	187,220	16,102,792
IDEXX Laboratories, Inc.(b)	31,972	15,735,340
Insulet Corp.(b)	51,875	16,498,325
Intuitive Surgical, Inc.(b)	64,708	19,491,344
Medtronic PLC	189,563	17,240,755
ResMed, Inc.	70,648	17,023,342
STERIS PLC(c)	81,935	15,448,844
Stryker Corp.	54,946	16,464,569
Teleflex, Inc.(c)	65,252	17,782,475
Zimmer Biomet Holdings, Inc.	117,730	16,298,541

		334,020,076

Health Care Providers & Services-24.68%
AmerisourceBergen Corp.	97,214	16,220,156
Cardinal Health, Inc.	204,288	16,772,045
Centene Corp.(b)	223,399	15,398,893
Cigna Group (The)	52,761	13,363,834
CVS Health Corp.	188,631	13,828,539
DaVita, Inc.(b)	194,740	17,596,706
Elevance Health, Inc.	31,996	14,994,925
HCA Healthcare, Inc.	58,974	16,944,999
Henry Schein, Inc.(b)	188,776	15,254,989
Humana, Inc.(c)	30,321	16,084,987
Laboratory Corp. of America Holdings(c)	65,340	14,813,231
McKesson Corp.	43,256	15,755,566
Molina Healthcare, Inc.(b)	55,648	16,576,983
Quest Diagnostics, Inc.	108,283	15,030,763
UnitedHealth Group, Inc.	31,592	15,546,107
Universal Health Services, Inc., Class B	123,583	18,580,704

		252,763,427

Life Sciences Tools & Services-17.42%
Agilent Technologies, Inc.	107,156	14,512,137

	Shares	Value
Life Sciences Tools & Services-(continued)
Bio-Rad Laboratories, Inc., Class A(b)	30,410	$13,708,524
Bio-Techne Corp.(c)	202,075	16,141,751
Charles River Laboratories International, Inc.(b)(c)	71,805	13,651,567
Danaher Corp.	60,659	14,370,724
Illumina, Inc.(b)	74,961	15,408,983
IQVIA Holdings, Inc.(b)	73,728	13,877,821
Mettler-Toledo International, Inc.(b)	10,148	15,135,742
PerkinElmer, Inc.	120,963	15,784,462
Thermo Fisher Scientific, Inc.	26,742	14,839,136
Waters Corp.(b)	47,688	14,323,568
West Pharmaceutical Services, Inc.	46,235	16,701,931

		178,456,346

Pharmaceuticals-13.15%
Bristol-Myers Squibb Co.	221,325	14,777,870
Catalent, Inc.(b)(c)	214,124	10,731,895
Eli Lilly and Co.	46,166	18,275,273
Johnson & Johnson	95,924	15,702,759
Merck & Co., Inc.	135,048	15,593,993
Organon & Co.	641,240	15,793,741
Pfizer, Inc.	369,215	14,358,771
Viatris, Inc.	1,454,330	13,568,899
Zoetis, Inc.	90,034	15,826,176

		134,629,377

Total Common Stocks & Other Equity Interests (Cost $861,811,284)		1,024,000,948

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $924)	924	924

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $861,812,208)		1,024,001,872

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.81%
Invesco Private Government Fund, 4.83%(d)(e)(f)	12,963,050	12,963,050
Invesco Private Prime Fund, 4.99%(d)(e)(f)	26,010,926	26,010,926

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $38,973,976)		38,973,976

TOTAL INVESTMENTS IN SECURITIES-103.79% (Cost $900,786,184)		1,062,975,848
OTHER ASSETS LESS LIABILITIES-(3.79)%		(38,792,962)

NET ASSETS-100.00%		$1,024,182,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco S&P 500® Equal Weight Health Care ETF (RYH)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$363,099	$9,018,742	$(9,380,917)	$-	$-	$924	$11,048

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	6,702,093	175,230,381	(168,969,424)	-	-	12,963,050	203,998	*

Invesco Private Prime Fund	16,417,660	413,096,429	(403,503,710)	(876)	1,423	26,010,926	554,380	*

Total	$23,482,852	$597,345,552	$(581,854,051)	$(876)	$1,423	$38,974,900	$769,426

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Aerospace & Defense-13.25%
Boeing Co. (The)(b)(c)	24,016	$4,966,028
General Dynamics Corp.	22,075	4,819,856
Howmet Aerospace, Inc.	119,417	5,288,979
Huntington Ingalls Industries, Inc.	23,452	4,729,330
L3Harris Technologies, Inc.	23,981	4,679,892
Lockheed Martin Corp.	10,257	4,763,864
Northrop Grumman Corp.	10,607	4,892,691
Raytheon Technologies Corp.	50,802	5,075,120
Textron, Inc.	70,416	4,713,647
TransDigm Group, Inc.	6,801	5,202,765

		49,132,172

Air Freight & Logistics-5.48%
C.H. Robinson Worldwide, Inc.(c)	47,664	4,807,868
Expeditors International of Washington, Inc.	45,414	5,169,930
FedEx Corp.	24,241	5,521,615
United Parcel Service, Inc., Class B	26,865	4,830,595

		20,330,008

Building Products-7.91%
A.O. Smith Corp.	73,782	5,038,573
Allegion PLC	45,372	5,012,698
Carrier Global Corp.	106,858	4,468,801
Johnson Controls International PLC	79,352	4,748,424
Masco Corp.	97,345	5,208,931
Trane Technologies PLC	26,195	4,867,293

		29,344,720

Commercial Services & Supplies-7.48%
Cintas Corp.	11,387	5,189,853
Copart, Inc.(b)	71,301	5,636,344
Republic Services, Inc.	38,386	5,551,384
Rollins, Inc.	140,669	5,943,265
Waste Management, Inc.	32,659	5,423,027

		27,743,873

Construction & Engineering-1.42%
Quanta Services, Inc.	30,995	5,257,992

Electrical Equipment-6.44%
AMETEK, Inc.	35,934	4,956,377
Eaton Corp. PLC	28,638	4,785,982
Emerson Electric Co.	59,352	4,941,647
Generac Holdings, Inc.(b)(c)	43,098	4,405,478
Rockwell Automation, Inc.	16,871	4,781,410

		23,870,894

Ground Transportation-6.51%
CSX Corp.	165,378	5,067,182
J.B. Hunt Transport Services, Inc.	27,797	4,872,536
Norfolk Southern Corp.	23,174	4,705,017
Old Dominion Freight Line, Inc.	14,499	4,645,335
Union Pacific Corp.	24,875	4,868,037

		24,158,107

Industrial Conglomerates-4.13%
3M Co.	46,867	4,978,213
General Electric Co.	53,593	5,304,099
Honeywell International, Inc.	25,226	5,041,164

		15,323,476

	Shares	Value
Machinery-22.63%
Caterpillar, Inc.	21,484	$4,700,699
Cummins, Inc.	20,168	4,740,287
Deere & Co.	12,318	4,656,450
Dover Corp.	33,450	4,889,052
Fortive Corp.	75,706	4,776,292
IDEX Corp.	22,175	4,575,146
Illinois Tool Works, Inc.	21,179	5,124,047
Ingersoll Rand, Inc.	87,495	4,988,965
Nordson Corp.	22,905	4,954,581
Otis Worldwide Corp.	59,367	5,064,005
PACCAR, Inc.	67,436	5,036,795
Parker-Hannifin Corp.	14,409	4,681,196
Pentair PLC	92,578	5,376,930
Snap-on, Inc.	20,307	5,267,839
Stanley Black & Decker, Inc.(c)	60,419	5,216,576
Wabtec Corp.	48,789	4,765,222
Xylem, Inc.(c)	49,272	5,116,404

		83,930,486

Passenger Airlines-5.96%
Alaska Air Group, Inc.(b)(c)	105,792	4,597,721
American Airlines Group, Inc.(b)(c)	315,459	4,302,861
Delta Air Lines, Inc.(b)	130,926	4,492,071
Southwest Airlines Co.	148,825	4,507,909
United Airlines Holdings, Inc.(b)	95,684	4,190,959

		22,091,521

Professional Services-14.95%
Automatic Data Processing, Inc.	22,837	5,024,140
Broadridge Financial Solutions, Inc.(c)	35,601	5,176,742
Ceridian HCM Holding, Inc.(b)	72,305	4,589,922
CoStar Group, Inc.(b)	72,704	5,594,573
Equifax, Inc.	25,251	5,261,803
Jacobs Solutions, Inc.	42,368	4,891,809
Leidos Holdings, Inc.	52,724	4,917,040
Paychex, Inc.	45,229	4,968,858
Paycom Software, Inc.(b)	17,846	5,181,943
Robert Half International, Inc.	63,002	4,599,146
Verisk Analytics, Inc.	27,073	5,255,140

		55,461,116

Trading Companies & Distributors-3.83%
Fastenal Co.	94,662	5,096,602
United Rentals, Inc.	11,361	4,102,571
W.W. Grainger, Inc.	7,194	5,003,930

		14,203,103

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $366,775,291)		370,847,468

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.51%
Invesco Private Government Fund, 4.83%(d)(e)(f)	5,724,792	5,724,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco S&P 500® Equal Weight Industrials ETF (RGI)–(continued)

April 30, 2023

	Shares	Value

Money Market Funds-(continued)
Invesco Private Prime Fund, 4.99%(d)(e)(f)	14,720,894	$14,720,894

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $20,445,686)		20,445,686

TOTAL INVESTMENTS IN SECURITIES-105.50% (Cost $387,220,977)		391,293,154
OTHER ASSETS LESS LIABILITIES-(5.50)%		(20,409,162)

NET ASSETS-100.00%.		$370,883,992

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$23,375	$9,454,997	$(9,478,372)	$-	$-	$-	$13,653

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	11,480,647	123,943,086	(129,698,941)	-	-	5,724,792	157,696	*

Invesco Private Prime Fund	18,975,917	248,768,539	(253,022,468)	-	(1,094)	14,720,894	423,074	*

Total	$30,479,939	$382,166,622	$(392,199,781)	$-	$(1,094)	$20,445,686	$594,423

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P 500® Equal Weight Materials ETF (RTM)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Chemicals-55.47%
Air Products and Chemicals, Inc.	40,943	$12,051,981
Albemarle Corp.	51,156	9,487,392
Celanese Corp.	105,516	11,210,020
CF Industries Holdings, Inc.	146,753	10,504,580
Corteva, Inc.	195,944	11,976,097
Dow, Inc.	214,164	11,650,522
DuPont de Nemours, Inc.	163,718	11,414,419
Eastman Chemical Co.	142,612	12,017,913
Ecolab, Inc.	72,997	12,251,816
FMC Corp.	95,518	11,804,114
International Flavors & Fragrances, Inc.	136,316	13,217,199
Linde PLC	33,784	12,481,499
LyondellBasell Industries N.V., Class A	129,742	12,274,891
Mosaic Co. (The)	234,637	10,054,195
PPG Industries, Inc.	91,568	12,843,328
Sherwin-Williams Co. (The)	53,894	12,801,981

		188,041,947

Construction Materials-7.13%
Martin Marietta Materials, Inc.	33,770	12,265,264
Vulcan Materials Co.	68,028	11,913,063

		24,178,327

Containers & Packaging-24.06%
Amcor PLC	1,074,338	11,785,488
Avery Dennison Corp.	67,579	11,791,184
Ball Corp.(b)	219,183	11,656,152
International Paper Co.	324,207	10,734,494
Packaging Corp. of America	87,133	11,785,609
Sealed Air Corp.	254,884	12,231,883
WestRock Co.	387,091	11,585,634

		81,570,444

	Shares	Value
Metals & Mining-13.33%
Freeport-McMoRan, Inc.	304,594	$11,547,159
Newmont Corp.	273,625	12,969,825
Nucor Corp.	72,479	10,739,938
Steel Dynamics, Inc.	95,683	9,946,248

		45,203,170

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $383,251,294)		338,993,888

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.42%
Invesco Private Government Fund, 4.83%(c)(d)(e)	3,243,583	3,243,583
Invesco Private Prime Fund, 4.99%(c)(d)(e)	8,340,653	8,340,653

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,584,920)		11,584,236

TOTAL INVESTMENTS IN SECURITIES-103.41% (Cost $394,836,214)		350,578,124
OTHER ASSETS LESS LIABILITIES-(3.41)%		(11,548,296)

NET ASSETS-100.00%.		$339,029,828

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$137,092	$10,575,637	$(10,712,729)	$-	$-	$-	$7,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco S&P 500® Equal Weight Materials ETF (RTM)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$3,860,545	$94,651,802	$(95,268,764)	$-	$-	$3,243,583	$160,454	*

Invesco Private Prime Fund	9,001,641	232,288,001	(232,947,225)	(684)	(1,080)	8,340,653	433,866	*

Total	$12,999,278	$337,515,440	$(338,928,718)	$(684)	$(1,080)	$11,584,236	$601,787

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Diversified REITs-26.39%
Crown Castle, Inc.	26,049	$3,206,371
Digital Realty Trust, Inc.	32,157	3,188,367
Federal Realty Investment Trust	34,248	3,386,785
Iron Mountain, Inc.	64,388	3,556,793
Kimco Realty Corp.	175,555	3,368,900
Public Storage	11,718	3,454,818
Realty Income Corp.	53,850	3,383,934
SBA Communications Corp., Class A	13,757	3,589,064

		27,135,032

Health Care REITs-10.50%
Healthpeak Properties, Inc.	153,921	3,381,644
Ventas, Inc.	73,999	3,555,652
Welltower, Inc.(b)	48,725	3,859,995

		10,797,291

Hotel & Resort REITs-3.27%
Host Hotels & Resorts, Inc.(b)	207,843	3,360,821

Industrial REITs-3.43%
Prologis, Inc.	28,187	3,530,422

Office REITs-6.12%
Alexandria Real Estate Equities, Inc.	26,000	3,228,680
Boston Properties, Inc.	57,395	3,062,597

		6,291,277

Real Estate Management & Development-3.14%
CBRE Group, Inc., Class A(c)	42,062	3,224,473

Residential REITs-23.78%
AvalonBay Communities, Inc.	19,921	3,593,151
Camden Property Trust	30,842	3,394,162
Equity Residential	56,526	3,575,269
Essex Property Trust, Inc.	15,600	3,427,788
Invitation Homes, Inc.	109,218	3,644,605
Mid-America Apartment Communities, Inc.	22,120	3,402,056
UDR, Inc.	82,592	3,413,527

		24,450,558

	Shares	Value
Retail REITs-6.64%
Regency Centers Corp.	56,419	$3,465,819
Simon Property Group, Inc.	29,641	3,358,918

		6,824,737

Specialized REITs-16.73%
American Tower Corp.	17,239	3,523,479
Equinix, Inc.	4,965	3,595,057
Extra Space Storage, Inc.(b)	21,472	3,264,603
VICI Properties, Inc.	103,422	3,510,143
Weyerhaeuser Co.	110,684	3,310,559

		17,203,841

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $127,976,458)		102,818,452

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.90%
Invesco Private Government Fund, 4.83%(d)(e)(f)	2,274,652	2,274,652
Invesco Private Prime Fund, 4.99%(d)(e)(f)	5,849,106	5,849,106

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,123,758)		8,123,758

TOTAL INVESTMENTS IN SECURITIES-107.90% (Cost $136,100,216)		110,942,210
OTHER ASSETS LESS LIABILITIES-(7.90)%		(8,124,140)

NET ASSETS-100.00%.		$102,818,070

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023. (c) Non-income producing security.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$67,431	$2,884,931	$(2,952,362)	$-	$-	$-	$945

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2023	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$2,756,763	$38,191,621	$(38,673,732)	$-	$-	$2,274,652	$51,140	*

Invesco Private Prime Fund	6,428,598	86,174,142	(86,753,632)	-	(2)	5,849,106	137,564	*

Total	$9,252,792	$127,250,694	$(128,379,726)	$-	$(2)	$8,123,758	$189,649

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco S&P 500® Equal Weight Technology ETF (RYT)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Communications Equipment-7.80%
Arista Networks, Inc.(b)	257,586	$41,254,974
Cisco Systems, Inc.	776,895	36,708,289
F5, Inc.(b)	272,390	36,598,320
Juniper Networks, Inc.	1,224,870	36,929,830
Motorola Solutions, Inc.	144,279	42,042,901

		193,534,314

Electronic Equipment, Instruments & Components-11.81%
Amphenol Corp., Class A	493,150	37,218,031
CDW Corp.	198,068	33,590,352
Corning, Inc.	1,134,276	37,680,649
Keysight Technologies, Inc.(b)(c)	244,165	35,316,026
TE Connectivity Ltd.	302,947	37,071,624
Teledyne Technologies, Inc.(b)(c)	91,446	37,895,222
Trimble, Inc.(b)	781,401	36,803,987
Zebra Technologies Corp., Class A(b)	130,907	37,705,143

		293,281,034

IT Services-12.61%
Accenture PLC, Class A	149,144	41,803,572
Akamai Technologies, Inc.(b)	524,263	42,973,838
Cognizant Technology Solutions Corp., Class A	624,810	37,307,405
DXC Technology Co.(b)(c)	1,478,872	35,271,097
EPAM Systems, Inc.(b)(c)	133,430	37,685,969
Gartner, Inc.(b)(c)	120,020	36,301,249
International Business Machines Corp.	300,725	38,014,647
VeriSign, Inc.(b)	197,312	43,763,802

		313,121,579

Semiconductors & Semiconductor Equipment-31.71%
Advanced Micro Devices, Inc.(b)	456,345	40,783,553
Analog Devices, Inc.	207,560	37,335,893
Applied Materials, Inc.	329,802	37,277,520
Broadcom, Inc.	61,360	38,442,040
Enphase Energy, Inc.(b)	179,459	29,467,168
First Solar, Inc.(b)	181,611	33,158,536
Intel Corp.	1,385,967	43,048,135
KLA Corp.	102,653	39,679,491
Lam Research Corp.	78,790	41,292,263
Microchip Technology, Inc.	462,499	33,757,802
Micron Technology, Inc.(c)	686,802	44,202,577
Monolithic Power Systems, Inc.	78,768	36,388,453
NVIDIA Corp.	164,277	45,585,225
NXP Semiconductors N.V. (China)	215,515	35,288,426
ON Semiconductor Corp.(b)	481,322	34,635,931
Qorvo, Inc.(b)	395,741	36,439,831
QUALCOMM, Inc.	327,511	38,253,285
Skyworks Solutions, Inc.	338,988	35,898,829
SolarEdge Technologies, Inc.(b)(c)	123,968	35,408,980
Teradyne, Inc.(c)	372,456	34,035,029
Texas Instruments, Inc.	219,797	36,750,058

		787,129,025

Software-26.78%
Adobe, Inc.(b)	114,564	43,254,784

	Shares	Value
Software-(continued)
ANSYS, Inc.(b)	127,439	$40,005,651
Autodesk, Inc.(b)	194,444	37,875,747
Cadence Design Systems, Inc.(b)	192,804	40,382,798
Fair Isaac Corp.(b)	54,223	39,471,633
Fortinet, Inc.(b)	642,036	40,480,370
Gen Digital, Inc.(c)	2,271,283	40,133,571
Intuit, Inc.	96,091	42,659,599
Microsoft Corp.	151,760	46,629,777
Oracle Corp.	448,745	42,505,126
PTC, Inc.(b)	318,685	40,087,386
Roper Technologies, Inc.	89,753	40,817,869
Salesforce, Inc.(b)	217,843	43,213,516
ServiceNow, Inc.(b)	90,889	41,756,224
Synopsys, Inc.(b)	106,202	39,434,927
Tyler Technologies, Inc.(b)	121,775	46,156,378

		664,865,356

Technology Hardware, Storage & Peripherals-9.33%
Apple, Inc.	254,048	43,106,865
Hewlett Packard Enterprise Co.(c)	2,632,660	37,699,691
HP, Inc.(c)	1,374,355	40,832,087
NetApp, Inc.(c)	606,333	38,132,282
Seagate Technology Holdings PLC(c)	610,948	35,905,414
Western Digital Corp.(b)	1,046,201	36,031,163

		231,707,502

Total Common Stocks & Other Equity Interests (Cost $2,423,236,228)		2,483,638,810

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $1,549,245)	1,549,245	1,549,245

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $2,424,785,473)		2,485,188,055

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.27%
Invesco Private Government Fund, 4.83%(d)(e)(f)	29,707,142	29,707,142
Invesco Private Prime Fund, 4.99%(d)(e)(f)	76,389,794	76,389,794

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $106,100,170)		106,096,936

TOTAL INVESTMENTS IN SECURITIES-104.37% (Cost $2,530,885,643)		2,591,284,991
OTHER ASSETS LESS LIABILITIES-(4.37)%		(108,479,314)

NET ASSETS-100.00%		$2,482,805,677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco S&P 500® Equal Weight Technology ETF (RYT)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$360,687	$28,373,634	$(27,185,076)	$-	$-	$1,549,245	$29,381

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	32,615,774	482,213,988	(485,122,620)	-	-	29,707,142	773,061	*

Invesco Private Prime Fund	76,062,459	968,226,785	(967,910,727)	(8,861)	20,138	76,389,794	2,148,420	*

Total	$109,038,920	$1,478,814,407	$(1,480,218,423)	$(8,861)	$20,138	$107,646,181	$2,950,862

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Electric Utilities-56.49%
Alliant Energy Corp.	231,492	$12,764,469
American Electric Power Co., Inc.	132,436	12,239,735
Constellation Energy Corp.	149,472	11,569,133
Duke Energy Corp.	124,872	12,347,343
Edison International	175,422	12,911,059
Entergy Corp.	115,474	12,422,693
Evergy, Inc.	201,943	12,542,680
Eversource Energy	159,415	12,372,198
Exelon Corp.	289,180	12,272,799
FirstEnergy Corp.	305,086	12,142,423
NextEra Energy, Inc.(b)	159,137	12,194,668
NRG Energy, Inc.	367,303	12,550,744
PG&E Corp.(c)	733,985	12,558,483
Pinnacle West Capital Corp.	156,992	12,317,592
PPL Corp.	442,601	12,711,501
Southern Co. (The)	181,693	13,363,520
Xcel Energy, Inc.	183,773	12,847,571

		212,128,611

Gas Utilities-3.23%
Atmos Energy Corp.(b)	106,186	12,120,070

Independent Power and Renewable Electricity Producers-3.14%
AES Corp. (The)	498,354	11,791,056

Multi-Utilities-33.60%
Ameren Corp.	143,037	12,726,002
CenterPoint Energy, Inc.	420,597	12,815,591
CMS Energy Corp.	199,581	12,425,913
Consolidated Edison, Inc.(b)	127,909	12,595,199
Dominion Energy, Inc.	217,850	12,447,949

	Shares	Value
Multi-Utilities-(continued)
DTE Energy Co.	110,950	$12,471,889
NiSource, Inc.	435,017	12,380,584
Public Service Enterprise Group, Inc.	206,132	13,027,542
Sempra Energy(b)	80,628	12,536,848
WEC Energy Group, Inc.	132,672	12,759,066

		126,186,583

Water Utilities-3.42%
American Water Works Co., Inc.	86,729	12,857,574

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $381,657,191)		375,083,894

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.67%
Invesco Private Government Fund, 4.83%(d)(e)(f)	5,960,965	5,960,965
Invesco Private Prime Fund, 4.99%(d)(e)(f)	15,328,610	15,328,610

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $21,289,575)		21,289,575

TOTAL INVESTMENTS IN SECURITIES-105.55% (Cost $402,946,766)		396,373,469
OTHER ASSETS LESS LIABILITIES-(5.55)%		(20,831,657)

NET ASSETS-100.00%.		$375,541,812

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$47,578	$11,409,238	$(11,456,816)	$-	$-	$-	$9,953

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,860,309	122,464,359	(119,363,703)	-	-	5,960,965	156,372	*

Invesco Private Prime Fund	6,674,440	272,362,465	(263,709,935)	-	1,640	15,328,610	419,864	*

Total	$9,582,327	$406,236,062	$(394,530,454)	$-	$1,640	$21,289,575	$586,189

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco S&P 500® Equal Weight Utilities ETF (RYU)–(continued)

April 30, 2023

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-2.64%
Cable One, Inc.(b)	718	$544,538
Frontier Communications Parent, Inc.(b)(c)	18,965	427,471
Iridium Communications, Inc.	7,865	499,192
John Wiley & Sons, Inc., Class A(b)	12,793	493,426
New York Times Co. (The), Class A(b)	12,653	502,957
Nexstar Media Group, Inc., Class A	2,786	483,232
TEGNA, Inc.	29,722	508,246
TripAdvisor, Inc.(b)(c)	23,539	417,346
World Wrestling Entertainment, Inc., Class A(b)	5,688	609,583
Ziff Davis, Inc.(b)(c)	6,254	457,418

		4,943,409

Consumer Discretionary-16.13%
Adient PLC(c)	11,361	419,675
Aramark(b)	13,345	463,071
Autoliv, Inc. (Sweden)	5,034	431,968
AutoNation, Inc.(c)	3,340	439,878
Boyd Gaming Corp.	7,553	524,178
Brunswick Corp.(b)	5,542	469,906
Capri Holdings Ltd.(c)	10,764	446,706
Carter’s, Inc.(b)	6,593	459,994
Choice Hotels International, Inc.(b)	3,926	500,644
Churchill Downs, Inc.(b)	1,929	564,290
Columbia Sportswear Co.	5,346	446,605
Crocs, Inc.(c)	4,003	495,051
Dana, Inc.	31,833	470,810
Deckers Outdoor Corp.(c)	1,120	536,861
Dick’s Sporting Goods, Inc.(b)	3,155	457,507
Five Below, Inc.(c)	2,354	464,585
Foot Locker, Inc.(b)	10,764	451,980
Fox Factory Holding Corp.(b)(c)	4,050	449,024
GameStop Corp., Class A(b)(c)	26,759	516,181
Gap, Inc. (The)(b)	42,464	407,654
Gentex Corp.	17,134	472,727
Goodyear Tire & Rubber Co. (The)(c)	42,425	452,675
Graham Holdings Co., Class B	787	452,974
Grand Canyon Education, Inc.(c)	4,252	504,712
H&R Block, Inc.(b)	12,973	439,914
Harley-Davidson, Inc.(b)	11,609	430,694
Helen of Troy Ltd.(b)(c)	4,516	453,135
Hilton Grand Vacations, Inc.(b)(c)	10,239	438,229
KB Home	13,333	584,252
Kohl’s Corp.(b)	18,590	409,538
Lear Corp.	3,417	436,214
Leggett & Platt, Inc.(b)	14,524	469,270
Light & Wonder, Inc.(b)(c)	8,039	484,671
Lithia Motors, Inc., Class A	1,876	414,390
Macy’s, Inc.(b)	23,562	385,003
Marriott Vacations Worldwide Corp.(b)	3,230	434,629
Mattel, Inc.(c)	27,640	497,520
Murphy USA, Inc.	1,823	501,744
Nordstrom, Inc.(b)	25,306	391,231
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	8,599	561,085
Papa John’s International, Inc.	5,945	444,627
Penn Entertainment, Inc.(b)(c)	16,311	485,905
Polaris, Inc.(b)	4,139	449,702

	Shares	Value
Consumer Discretionary-(continued)
PVH Corp.	6,156	$528,246
RH(b)(c)	1,777	453,366
Service Corp. International	7,142	501,297
Skechers U.S.A., Inc., Class A(c)	10,740	571,261
Taylor Morrison Home Corp., Class A(c)	13,099	564,436
Tempur Sealy International, Inc.	11,754	440,422
Texas Roadhouse, Inc.	4,543	502,547
Thor Industries, Inc.(b)	5,544	438,087
Toll Brothers, Inc.	8,046	514,220
TopBuild Corp.(c)	2,393	539,574
Topgolf Callaway Brands Corp.(b)(c)	20,479	454,019
Travel + Leisure Co.	11,788	451,127
Under Armour, Inc., Class A(b)(c)	27,481	243,756
Under Armour, Inc., Class C(b)(c)	27,609	221,976
Valvoline, Inc.	13,549	468,118
Victoria’s Secret & Co.(c)	14,492	449,397
Visteon Corp.(c)	2,883	404,744
Wendy’s Co. (The)(b)	22,107	488,565
Williams-Sonoma, Inc.	3,827	463,220
Wingstop, Inc.	2,797	559,708
Wyndham Hotels & Resorts, Inc.	6,498	443,294
YETI Holdings, Inc.(b)(c)	12,395	488,983

		30,201,772

Consumer Staples-4.76%
BellRing Brands, Inc.(c)	15,459	556,369
BJ’s Wholesale Club Holdings, Inc.(c)	6,173	471,432
Boston Beer Co., Inc. (The), Class A(b)(c)	1,479	469,597
Casey’s General Stores, Inc.	2,180	498,828
Celsius Holdings, Inc.(b)(c)	5,560	531,369
Coca-Cola Consolidated, Inc.	882	519,904
Coty,Inc.,Class A(c)	43,059	511,110
Darling Ingredients, Inc.(b)(c)	7,691	458,153
Energizer Holdings, Inc.	13,767	460,231
Flowers Foods, Inc.(b)	16,970	466,845
Grocery Outlet Holding Corp.(b)(c)	17,288	514,837
Ingredion, Inc.	4,814	511,102
Lancaster Colony Corp.	2,474	517,363
Performance Food Group Co.(c)	8,454	529,981
Pilgrim’s Pride Corp.(c)	19,411	442,765
Post Holdings, Inc.(c)	5,293	478,964
Sprouts Farmers Market, Inc.(b)(c)	13,975	484,373
US Foods Holding Corp.(c)	12,747	489,485

		8,912,708

Energy-3.80%
Antero Midstream Corp.	45,747	492,238
Antero Resources Corp.(c)	19,726	453,501
ChampionX Corp.	16,095	435,853
Chord Energy Corp.	3,393	482,926
CNX Resources Corp.(b)(c)	30,488	473,479
DT Midstream, Inc.	9,340	460,182
Equitrans Midstream Corp.	80,557	414,868
HF Sinclair Corp.	9,369	413,266
Matador Resources Co.	9,050	443,721
Murphy Oil Corp.	12,591	462,216
NOV, Inc.	22,851	382,754
PBF Energy, Inc., Class A	10,424	363,381
PDC Energy, Inc.	7,042	458,082

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2023

	Shares	Value
Energy-(continued)
Range Resources Corp.	17,974	$475,412
Southwestern Energy Co.(c)	93,439	484,948
Valaris Ltd.(c)	7,142	428,520

		7,125,347

Financials-14.84%
Affiliated Managers Group, Inc.	3,194	461,150
American Financial Group, Inc.	3,777	463,551
Annaly Capital Management, Inc.(b)	25,086	501,218
Associated Banc-Corp(b)	22,583	402,655
Bank of Hawaii Corp.	7,282	352,667
Bank OZK(b)	12,608	450,358
Brighthouse Financial, Inc.(c)	9,468	418,486
Cadence Bank	19,026	384,706
Cathay General Bancorp	11,986	381,994
CNO Financial Group, Inc.	20,272	454,904
Columbia Banking System, Inc.(b)	19,297	412,184
Commerce Bancshares, Inc.(b)	7,613	425,186
Cullen/Frost Bankers, Inc.	3,887	428,542
East West Bancorp, Inc.	7,361	380,490
Essent Group Ltd.(b)	11,589	492,185
Euronet Worldwide, Inc.(b)(c)	4,563	505,307
Evercore, Inc., Class A	3,891	443,846
F.N.B. Corp.	36,118	414,635
Federated Hermes, Inc., Class B	11,909	492,913
First American Financial Corp.	8,711	501,841
First Financial Bankshares, Inc.	14,038	410,752
First Horizon Corp.	22,964	403,018
FirstCash Holdings, Inc.	5,233	539,156
Fulton Financial Corp.	29,895	356,647
Glacier Bancorp, Inc.(b)	11,289	375,133
Hancock Whitney Corp.	10,866	396,826
Hanover Insurance Group, Inc. (The)	3,562	425,873
Home BancShares, Inc.(b)	21,048	458,215
Interactive Brokers Group, Inc., Class A	5,750	447,637
International Bancshares Corp.(b)	10,249	437,325
Janus Henderson Group PLC	18,116	470,110
Jefferies Financial Group, Inc.	13,979	447,747
Kemper Corp.	7,991	388,762
Kinsale Capital Group, Inc.	1,569	512,608
MGIC Investment Corp.	35,782	532,078
Navient Corp.	27,857	460,755
New York Community Bancorp, Inc.	62,630	669,515
Old National Bancorp	28,922	387,844
Old Republic International Corp.	19,042	481,191
Pinnacle Financial Partners, Inc.	7,707	417,951
Primerica, Inc.	2,739	499,895
Prosperity Bancshares, Inc.	7,200	450,864
Reinsurance Group of America, Inc.	3,451	491,146
RenaissanceRe Holdings Ltd. (Bermuda)	2,376	511,814
RLI Corp.	3,497	486,258
SEI Investments Co.	8,180	481,884
Selective Insurance Group, Inc.	4,877	469,801
SLM Corp.	35,949	539,954
South State Corp.(b)	6,096	420,502
Starwood Property Trust, Inc.	25,320	452,975
Stifel Financial Corp.	7,906	474,123
Synovus Financial Corp.	13,303	409,732
Texas Capital Bancshares, Inc.(b)(c)	7,551	379,438
UMB Financial Corp.	5,987	380,833

	Shares	Value
Financials-(continued)
United Bankshares, Inc.(b)	12,758	$422,672
Unum Group	11,434	482,515
Valley National Bancorp(b)	45,929	430,814
Voya Financial, Inc.(b)	6,697	512,187
Webster Financial Corp.	10,728	400,154
Western Union Co. (The)	41,548	454,120
WEX, Inc.(c)	2,564	454,725
Wintrust Financial Corp.	5,761	393,880

		27,788,247

Health Care-10.62%
Acadia Healthcare Co., Inc.(c)	6,691	483,692
Amedisys, Inc.(b)(c)	5,591	448,957
Arrowhead Pharmaceuticals, Inc.(c)	17,544	621,233
Azenta, Inc.(b)(c)	11,328	492,655
Bruker Corp.	6,402	506,590
Chemed Corp.	917	505,496
Encompass Health Corp.	8,647	554,705
Enovis Corp.(c)	8,571	499,261
Envista Holdings Corp.(b)(c)	12,329	474,543
Exelixis, Inc.(c)	27,673	506,416
Globus Medical, Inc., Class A(b)(c)	8,468	492,330
Haemonetics Corp.(c)	6,126	512,807
Halozyme Therapeutics, Inc.(c)	11,088	356,257
HealthEquity, Inc.(c)	7,484	400,020
ICU Medical, Inc.(b)(c)	3,014	570,068
Inari Medical, Inc.(c)	8,156	541,722
Integra LifeSciences Holdings Corp.(b)(c)	8,731	482,999
Jazz Pharmaceuticals PLC(b)(c)	3,443	483,638
Lantheus Holdings, Inc.(c)	6,477	553,460
LivaNova PLC(c)	11,203	536,624
Masimo Corp.(c)	2,670	505,004
Medpace Holdings, Inc.(c)	2,631	526,568
Neogen Corp.(b)(c)	26,650	458,913
Neurocrine Biosciences, Inc.(c)	4,818	486,811
Omnicell, Inc.(b)(c)	8,961	544,560
Option Care Health, Inc.(c)	15,070	484,501
Patterson Cos., Inc.	17,471	473,639
Penumbra, Inc.(b)(c)	1,875	532,725
Perrigo Co. PLC.	12,876	478,858
Progyny, Inc.(b)(c)	15,114	502,389
QuidelOrtho Corp.(b)(c)	5,543	498,593
R1 RCM, Inc.(b)(c)	34,653	540,240
Repligen Corp.(b)(c)	2,776	420,925
Shockwave Medical, Inc.(c)	2,531	734,395
Sotera Health Co.(b)(c)	28,078	470,868
STAAR Surgical Co.(b)(c)	8,151	574,401
Syneos Health, Inc.(c)	13,103	514,424
Tenet Healthcare Corp.(c)	8,779	643,676
United Therapeutics Corp.(c)	2,018	464,402

		19,879,365

Industrials-19.20%
Acuity Brands, Inc.(b)	2,429	382,276
Advanced Drainage Systems, Inc.(b)	5,506	471,974
AECOM	5,478	454,948
AGCO Corp.	3,556	440,731
ASGN, Inc.(b)(c)	5,587	399,973
Avis Budget Group, Inc.(c)	2,406	425,068
Axon Enterprise, Inc.(c)	2,167	456,609
Brink’s Co. (The)	7,191	451,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2023

	Shares	Value
Industrials-(continued)
Builders FirstSource, Inc.(c)	5,654	$535,830
CACI International, Inc., Class A(c)	1,642	514,471
Carlisle Cos., Inc.	1,899	409,899
Chart Industries, Inc.(b)(c)	3,494	465,051
Clean Harbors, Inc.(c)	3,432	498,189
Concentrix Corp.	3,592	346,664
Crane Co.(b)(c)	5,088	366,692
Crane NXT Co.(b)	11,919	564,484
Curtiss-Wright Corp.	2,709	460,069
Donaldson Co., Inc.	7,201	457,624
EMCOR Group, Inc.	2,913	498,123
EnerSys	5,526	458,492
Esab Corp.	7,726	450,889
ExlService Holdings, Inc.(c)	3,015	537,816
Exponent, Inc.	4,556	419,380
Flowserve Corp.(b)	14,322	478,212
Fluor Corp.(b)(c)	13,845	402,336
Fortune Brands Innovations, Inc.	8,087	523,148
FTI Consulting, Inc.(b)(c)	2,474	446,557
GATX Corp.(b)	4,495	512,025
Genpact Ltd.(b)	10,314	459,489
Graco, Inc.	6,824	541,075
GXO Logistics, Inc.(c)	9,959	529,122
Hertz Global Holdings, Inc.(b)(c)	26,821	447,374
Hexcel Corp.	6,747	486,324
Hubbell, Inc.	1,929	519,518
Insperity, Inc.(b)	3,893	476,737
ITT, Inc.	5,338	450,741
JetBlue Airways Corp.(c)	61,300	437,682
KBR, Inc.(b)	8,703	493,721
Kirby Corp.(b)(c)	6,534	469,403
Knight-Swift Transportation Holdings, Inc.	8,216	462,725
Landstar System, Inc.	2,615	460,318
Lennox International, Inc.	1,881	530,273
Lincoln Electric Holdings, Inc.	2,772	465,142
ManpowerGroup, Inc.	5,707	432,077
MasTec, Inc.(c)	4,807	426,910
Maximus, Inc.(b)	6,018	503,406
MDU Resources Group, Inc.	15,464	451,858
Mercury Systems, Inc.(b)(c)	9,259	441,377
Middleby Corp. (The)(b)(c)	3,194	449,971
MSA Safety, Inc.	3,467	449,843
MSC Industrial Direct Co., Inc., Class A	5,613	509,267
nVent Electric PLC	10,579	443,577
Oshkosh Corp.	5,564	425,757
Owens Corning	4,946	528,282
Paylocity Holding Corp.(c)	2,645	511,252
Regal Rexnord Corp.	3,059	398,159
Ryder System, Inc.	5,074	401,658
Saia, Inc.(b)(c)	1,670	497,276
Science Applications International Corp.	4,449	453,931
Simpson Manufacturing Co., Inc.	4,449	559,595
Stericycle, Inc.(b)(c)	10,611	484,392
SunPower Corp.(b)(c)	31,486	416,245
Sunrun, Inc.(b)(c)	22,266	468,477
Terex Corp.	8,672	386,684
Tetra Tech, Inc.	3,466	479,590
Timken Co. (The)	5,612	431,282
Toro Co. (The)	4,224	440,394
Trex Co., Inc.(b)(c)	9,454	516,756

	Shares	Value
Industrials-(continued)
UFP Industries, Inc.	5,832	$457,929
Univar Solutions, Inc.(c)	14,384	510,632
Valmont Industries, Inc.	1,521	441,942
Vicor Corp.(b)(c)	10,759	462,314
Watsco, Inc.(b)	1,575	545,549
Watts Water Technologies, Inc., Class A	2,773	448,477
Werner Enterprises, Inc.	10,156	458,747
Woodward, Inc.	4,928	473,187
XPO, Inc.(c)	13,322	588,566

		35,954,487

Information Technology-9.82%
ACI Worldwide, Inc.(c)	19,427	492,086
Allegro MicroSystems, Inc. (Japan)(b)(c)	10,477	374,762
Amkor Technology, Inc.	18,201	407,156
Arrow Electronics, Inc.(c)	3,979	455,317
Aspen Technology, Inc.(b)(c)	2,156	381,612
Avnet, Inc.	10,747	443,421
Belden, Inc.	5,521	435,552
Blackbaud, Inc.(c)	8,359	579,738
Calix, Inc.(c)	9,679	442,330
Ciena Corp.(b)(c)	9,319	429,047
Cirrus Logic, Inc.(c)	4,580	392,918
Cognex Corp.	9,724	463,738
Coherent Corp.(b)(c)	11,977	408,895
CommVault Systems, Inc.(c)	8,320	484,806
Dynatrace, Inc.(c)	12,043	509,178
Envestnet, Inc.(b)(c)	8,148	516,420
IPG Photonics Corp.(c)	3,907	449,227
Jabil, Inc.	5,635	440,375
Kyndryl Holdings, Inc.(c)	31,615	457,153
Lattice Semiconductor Corp.(c)	5,332	424,960
Littelfuse, Inc.	1,773	429,492
Lumentum Holdings, Inc.(b)(c)	8,956	432,127
MACOM Technology Solutions Holdings, Inc.(b)(c)	6,595	384,752
Manhattan Associates, Inc.(c)	3,361	556,851
MKS Instruments, Inc.(b)	5,277	442,582
National Instruments Corp.(b)	9,295	541,248
NCR Corp.(c)	20,424	455,251
Novanta, Inc.(b)(c)	3,207	490,158
Power Integrations, Inc.(b)	5,674	412,954
Qualys, Inc.(b)(c)	3,917	442,386
Silicon Laboratories, Inc.(b)(c)	2,718	378,617
SiTime Corp.(b)(c)	3,655	396,458
Super Micro Computer, Inc.(b)(c)	4,976	524,620
Synaptics, Inc.(c)	4,293	380,188
TD SYNNEX Corp.	5,057	450,275
Teradata Corp.(b)(c)	12,218	472,959
Universal Display Corp.	3,382	451,362
Vishay Intertechnology, Inc.	21,560	459,012
Vontier Corp.	17,996	488,232
Wolfspeed, Inc.(b)(c)	7,383	343,679
Xerox Holdings Corp.	29,627	464,255

		18,386,149

Materials-6.36%
Alcoa Corp.	10,278	381,725
AptarGroup, Inc.	4,101	486,010
Ashland, Inc.	4,740	481,631
Avient Corp.	11,647	448,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2023

	Shares	Value
Materials-(continued)
Axalta Coating Systems Ltd.(b)(c)	15,610	$492,808
Cabot Corp.(b)	6,211	445,701
Chemours Co. (The)	14,790	429,945
Cleveland-Cliffs, Inc.(c)	23,830	366,505
Commercial Metals Co.	9,635	449,858
Eagle Materials, Inc.	3,394	503,025
Greif, Inc., Class A.	7,432	466,655
Ingevity Corp.(c)	6,463	463,656
Louisiana-Pacific Corp.	8,265	493,751
MP Materials Corp.(b)(c)	15,732	340,913
NewMarket Corp.	1,358	542,657
Olin Corp.	8,676	480,650
Reliance Steel & Aluminum Co.	1,849	458,182
Royal Gold, Inc.	4,069	538,898
RPM International, Inc.(b)	5,411	443,864
Scotts Miracle-Gro Co. (The)(b)	6,237	416,694
Sensient Technologies Corp.	6,584	490,245
Silgan Holdings, Inc.	8,956	441,173
Sonoco Products Co.	8,191	496,539
United States Steel Corp.	16,964	388,136
Westlake Corp.(b)	4,180	475,600
Worthington Industries, Inc.	8,228	488,661

		11,912,008

Real Estate-7.65%
Agree Realty Corp.	6,912	469,947
Apartment Income REIT Corp.	13,222	488,950
Brixmor Property Group, Inc.	21,691	462,669
Corporate Office Properties Trust	19,224	440,037
Cousins Properties, Inc.(b)	21,019	458,424
CubeSmart(b)	10,118	460,268
Douglas Emmett, Inc.(b)	36,605	471,472
EastGroup Properties, Inc.	2,956	492,351
EPR Properties	12,257	514,304
First Industrial Realty Trust, Inc.	9,126	478,841
Healthcare Realty Trust, Inc.(b)	25,032	495,133
Highwoods Properties, Inc.(b)	19,542	447,903
Independence Realty Trust, Inc.(b)	27,706	461,305
Jones Lang LaSalle, Inc.(c)	2,995	416,425
Kilroy Realty Corp.	14,742	431,056
Kite Realty Group Trust(b)	22,783	472,064
Lamar Advertising Co., Class A	4,701	496,802
Life Storage, Inc.	3,912	525,695
Macerich Co. (The)(b)	43,220	431,768
Medical Properties Trust, Inc.(b)	52,513	460,539
National Retail Properties, Inc.	10,772	468,582
National Storage Affiliates Trust	11,414	440,010
Omega Healthcare Investors, Inc.	16,821	450,130
Park Hotels & Resorts, Inc.	37,045	446,392
Physicians Realty Trust(b)	32,077	462,550
PotlatchDeltic Corp.(b)	9,679	447,460
Rayonier, Inc.(b)	14,268	447,444
Rexford Industrial Realty, Inc.	8,182	456,310

Investment Abbreviations:
REIT-Real Estate Investment Trust

	Shares	Value
Real Estate-(continued)
Sabra Health Care REIT, Inc.	41,213	$469,828
Spirit Realty Capital, Inc.(b)	11,727	451,020
Vornado Realty Trust(b)	26,978	404,940

		14,320,619

Utilities-4.08%
ALLETE, Inc.	7,654	477,456
Black Hills Corp.	7,708	503,255
Essential Utilities, Inc.	11,075	472,902
Hawaiian Electric Industries, Inc.	12,365	484,832
IDACORP, Inc.	4,540	504,485
National Fuel Gas Co.	8,341	466,262
New Jersey Resources Corp.	9,300	480,252
NorthWestern Corp.	8,266	484,553
OGE Energy Corp.	13,418	503,712
ONE Gas, Inc.	6,209	477,783
Ormat Technologies, Inc.(b)	5,360	459,942
PNM Resources, Inc.	9,421	453,433
Portland General Electric Co.	10,118	512,173
Southwest Gas Holdings, Inc.	7,785	435,960
Spire, Inc.	6,943	470,249
UGI Corp.	13,143	445,285

		7,632,534

Total Common Stocks & Other Equity Interests (Cost $180,545,567)		187,056,645

Money Market Funds-0.10%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $175,345)	175,345	175,345

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $180,720,912)		187,231,990

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-24.96%
Invesco Private Government Fund, 4.83%(d)(e)(f)	13,122,643	13,122,643
Invesco Private Prime Fund, 4.99%(d)(e)(f)	33,616,496	33,616,496

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $46,741,942)		46,739,139

TOTAL INVESTMENTS IN SECURITIES-124.96% (Cost $227,462,854)		233,971,129
OTHER ASSETS LESS LIABILITIES-(24.96)%		(46,728,103)

NET ASSETS-100.00%.		$187,243,026

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$68,915	$3,759,436	$(3,653,006)	$-	$-	$175,345	$2,177

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	8,211,304	60,770,268	(55,858,929)	-	-	13,122,643	325,839	*

Invesco Private Prime Fund	19,147,838	127,768,074	(113,299,292)	(5,127)	5,003	33,616,496	882,789	*

Total	$27,428,057	$192,297,778	$(172,811,227)	$(5,127)	$5,003	$46,914,484	$1,210,805

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Statements of Assets and Liabilities

April 30, 2023

	Invesco S&P 500® Equal Weight ETF (RSP)	Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
Assets:
Unaffiliated investments in securities, at value(a)	$33,673,813,815	$122,336,080	$491,361,663	$1,099,283,214
Affiliated investments in securities, at value	1,987,865,981	15,149,225	60,807,173	37,132,701
Receivable for:
Dividends	27,703,037	166,115	388,957	1,304,811
Securities lending	317,152	2,154	6,924	3,519
Investments sold	242,256,640	-	-	-
Investments sold - affiliated broker	-	-	-	-
Fund shares sold	173,812,044	-	-	-

Total assets	36,105,768,669	137,653,574	552,564,717	1,137,724,245

Liabilities:
Due to custodian	12,056,671	81,179	2,295	-
Payable for:
Investments purchased	173,049,495	-	-	-
Investments purchased - affiliated broker	-	-	-	-
Collateral upon return of securities loaned	1,919,963,387	15,149,388	60,653,465	36,937,708
Fund shares repurchased	242,825,107	-	-	-
Accrued unitary management fees	5,564,422	39,274	156,443	310,865

Total liabilities	2,353,459,082	15,269,841	60,812,203	37,248,573

Net Assets	$33,752,309,587	$122,383,733	$491,752,514	$1,100,475,672

Net assets consist of:
Shares of beneficial interest	$37,761,840,432	$133,171,881	$629,186,866	$1,106,735,938
Distributable earnings (loss)	(4,009,530,845)	(10,788,148)	(137,434,352)	(6,260,266)

Net Assets	$33,752,309,587	$122,383,733	$491,752,514	$1,100,475,672

Shares outstanding (unlimited amount authorized, $0.01 par value)	232,602,663	4,480,001	3,790,000	6,250,000
Net asset value	$145.11	$27.32	$129.75	$176.08

Market price	$145.10	$27.33	$129.73	$176.05

Unaffiliated investments in securities, at cost	$33,852,121,100	$124,257,757	$548,355,064	$1,018,286,901

Affiliated investments in securities, at cost	$2,003,655,626	$15,149,388	$60,811,727	$37,132,701

(a)Includes securities on loan with an aggregate value of:	$1,905,525,650	$15,278,515	$60,611,495	$35,886,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco S&P 500® Equal Weight Energy ETF (RYE)	Invesco S&P 500® Equal Weight Financials ETF (RYF)	Invesco S&P 500® Equal Weight Health Care ETF (RYH)	Invesco S&P 500® Equal Weight Industrials ETF (RGI)	Invesco S&P 500® Equal Weight Materials ETF (RTM)	Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	Invesco S&P 500® Equal Weight Technology ETF (RYT)

$529,217,758	$304,063,600	$1,024,000,948	$370,847,468	$338,993,888	$102,818,452	$2,483,638,810
9,438,905	18,152,225	38,974,900	20,445,686	11,584,236	8,123,758	107,646,181

1,018,353	342,550	510,097	149,547	230,255	49,576	165,083
1,582	10,954	3,477	3,072	1,312	735	12,678
-	-	-	-	-	-	12,394,559
-	-	-	9,826,738	-	-	63,603,691
-	-	-	-	-	-	-

539,676,598	322,569,329	1,063,489,422	401,272,511	350,809,691	110,992,521	2,667,461,002

-	-	-	50,452	82,565	17,339	3,050

-	286,230	-	9,771,864	-	-	-
-	18,037	-	-	-	-	75,097,741
9,169,793	13,507,532	38,973,976	20,445,686	11,584,920	8,123,758	106,100,170
-	-	-	-	-	-	2,621,778
172,930	106,263	332,560	120,517	112,378	33,354	832,586

9,342,723	13,918,062	39,306,536	30,388,519	11,779,863	8,174,451	184,655,325

$530,333,875	$308,651,267	$1,024,182,886	$370,883,992	$339,029,828	$102,818,070	$2,482,805,677

$664,148,794	$420,603,146	$966,609,810	$416,878,711	$426,565,458	$134,985,737	$2,734,019,456
(133,814,919)	(111,951,879)	57,573,076	(45,994,719)	(87,535,630)	(32,167,667)	(251,213,779)

$530,333,875	$308,651,267	$1,024,182,886	$370,883,992	$339,029,828	$102,818,070	$2,482,805,677

7,610,005	6,040,000	3,420,000	1,990,000	2,110,000	3,300,000	9,470,000
$69.69	$51.10	$299.47	$186.37	$160.68	$31.16	$262.18

$69.70	$51.09	$299.50	$186.38	$160.61	$31.16	$262.10

$484,302,395	$340,363,687	$861,811,284	$366,775,291	$383,251,294	$127,976,458	$2,423,236,228

$9,438,905	$19,750,980	$38,974,900	$20,445,686	$11,584,920	$8,123,758	$107,649,415

$9,195,522	$13,263,117	$38,921,391	$20,567,186	$11,411,471	$8,048,612	$95,943,693

71

Statements of Assets and Liabilities–(continued)

April 30, 2023

	Invesco S&P 500® Equal Weight Utilities ETF (RYU)	Invesco S&P MidCap 400® Equal Weight ETF (EWMC)
Assets:
Unaffiliated investments in securities, at value(a)	$375,083,894	$187,056,645
Affiliated investments in securities, at value	21,289,575	46,914,484
Receivable for:
Dividends	703,198	67,622
Securities lending	2,072	7,766
Fund shares sold	1,155,513	-

Total assets	398,234,252	234,046,517

Liabilities:
Due to custodian	122,236	-
Payable for:
Investments purchased	1,153,993	-
Collateral upon return of securities loaned	21,289,575	46,741,942
Accrued unitary management fees	126,636	61,549

Total liabilities	22,692,440	46,803,491

Net Assets.	$375,541,812	$187,243,026

Net assets consist of:
Shares of beneficial interest	$418,041,191	$215,691,732
Distributable earnings (loss)	(42,499,379)	(28,448,706)

Net Assets	$375,541,812	$187,243,026

Shares outstanding (unlimited amount authorized, $0.01 par value)	3,250,000	2,170,000
Net asset value	$115.55	$86.29

Market price	$115.57	$86.28

Unaffiliated investments in securities, at cost	$381,657,191	$180,545,567

Affiliated investments in securities, at cost	$21,289,575	$46,917,287

(a)Includes securities on loan with an aggregate value of:	$20,906,466	$46,172,096

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

(This Page Intentionally Left Blank)

73

Statements of Operations

For the year ended April 30, 2023

	Invesco S&P 500® Equal Weight ETF (RSP)	Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
Investment income:
Unaffiliated dividend income	$606,905,850	$761,367	$6,903,186	$17,387,998
Affiliated dividend income	2,971,616	698	7,177	9,393
Securities lending income, net	2,810,106	7,221	91,097	36,363
Foreign withholding tax	(201,664)	-	-	-

Total investment income	612,485,908	769,286	7,001,460	17,433,754

Expenses:
Unitary management fees	64,481,123	186,347	1,685,437	2,711,167
Professional fees	218	-	54	-

Total expenses	64,481,341	186,347	1,685,491	2,711,167

Less: Waivers	(10,961)	(24)	(243)	(326)

Net expenses	64,470,380	186,323	1,685,248	2,710,841

Net investment income	548,015,528	582,963	5,316,212	14,722,913

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,450,460,060)	(6,836,419)	(41,568,521)	(16,143,738)
Affiliated investment securities	(1,643,489)	(2,505)	11,859	16,268
Unaffiliated in-kind redemptions	1,743,669,761	246,654	17,099,853	34,695,997
Affiliated in-kind redemptions	1,278,072	-	-	-

Net realized gain (loss)	292,844,284	(6,592,270)	(24,456,809)	18,568,527

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(831,564,495)	7,065,962	25,977,953	4,693,140
Affiliated investment securities	(3,077,756)	(298)	(7,532)	-

Change in net unrealized appreciation (depreciation)	(834,642,251)	7,065,664	25,970,421	4,693,140

Net realized and unrealized gain (loss)	(541,797,967)	473,394	1,513,612	23,261,667

Net increase (decrease) in net assets resulting from operations	$6,217,561	$1,056,357	$6,829,824	$37,984,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco S&P 500®	Invesco S&P 500®	Invesco S&P 500®	Invesco S&P 500®	Invesco S&P 500®	Invesco S&P 500®	Invesco S&P 500®
Equal Weight	Equal Weight	Equal Weight	Equal Weight	Equal Weight	Equal Weight	Equal Weight
Energy	Financials	Health Care	Industrials	Materials	Real Estate	Technology
ETF (RYE)	ETF (RYF)	ETF (RYH)	ETF (RGI)	ETF (RTM)	ETF (EWRE)	ETF (RYT)

$21,900,091	$9,889,688	$9,763,797	$5,171,383	$10,260,863	$3,868,099	$23,959,455
8,791	273,179	11,048	13,653	7,467	945	29,381
28,986	30,928	32,292	32,463	25,689	7,877	125,587
-	-	-	-	-	-	(88,272)

21,937,868	10,193,795	9,807,137	5,217,499	10,294,019	3,876,921	24,026,151

2,211,046	1,668,209	3,754,915	1,365,249	1,593,743	477,830	8,705,334
-	-	-	-	-	-	-

2,211,046	1,668,209	3,754,915	1,365,249	1,593,743	477,830	8,705,334

(354)	(220)	(404)	(362)	(293)	(40)	(814)

2,210,692	1,667,989	3,754,511	1,364,887	1,593,450	477,790	8,704,520

19,727,176	8,525,806	6,052,626	3,852,612	8,700,569	3,399,131	15,321,631

(10,675,299)	(39,399,983)	(13,892,223)	(17,644,631)	(19,928,608)	(8,277,438)	(160,396,995)
6,474	(1,611,367)	1,423	(1,094)	(1,080)	(2)	20,138
89,452,642	17,130,382	12,343,405	7,453,848	28,289,976	(344,139)	150,328,540
-	(88,829)	-	-	-	-	-

78,783,817	(23,969,797)	(1,547,395)	(10,191,877)	8,360,288	(8,621,579)	(10,048,317)

(65,292,200)	(26,220,963)	63,425,201	15,221,810	(72,034,095)	(24,464,475)	13,715,781
(1,800)	1,117,108	(876)	-	(684)	-	(8,861)

(65,294,000)	(25,103,855)	63,424,325	15,221,810	(72,034,779)	(24,464,475)	13,706,920

13,489,817	(49,073,652)	61,876,930	5,029,933	(63,674,491)	(33,086,054)	3,658,603

$33,216,993	$(40,547,846)	$67,929,556	$8,882,545	$(54,973,922)	$(29,686,923)	$18,980,234

75

Statements of Operations–(continued)

For the year ended April 30, 2023

	Invesco S&P 500® Equal Weight Utilities ETF (RYU)	Invesco S&P MidCap 400® Equal Weight ETF (EWMC)
Investment income:
Unaffiliated dividend income	$11,201,749	$2,399,193
Affiliated dividend income	9,953	2,177
Securities lending income, net	24,683	95,572

Total investment income	11,236,385	2,496,942

Expenses:
Unitary management fees	1,591,979	576,359

Less: Waivers	(343)	(74)

Net expenses	1,591,636	576,285

Net investment income	9,644,749	1,920,657

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(6,873,581)	(6,641,430)
Affiliated investment securities	1,640	5,003
In-kind redemptions	19,071,756	2,589,073

Net realized gain (loss)	12,199,815	(4,047,354)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(30,658,342)	3,864,689
Affiliated investment securities	-	(5,127)

Change in net unrealized appreciation (depreciation)	(30,658,342)	3,859,562

Net realized and unrealized gain (loss)	(18,458,527)	(187,792)

Net increase (decrease) in net assets resulting from operations	$(8,813,778)	$1,732,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

(This Page Intentionally Left Blank)

77

Statements of Changes in Net Assets

For the years ended April 30, 2023 and 2022

	Invesco S&P 500® Equal Weight		Invesco S&P 500® Equal Weight
	ETF (RSP)		Communication Services ETF (EWCO)
	2023	2022	2023	2022
Operations:
Net investment income	$548,015,528	$453,441,999	$582,963	$500,475
Net realized gain (loss)	292,844,284	4,032,689,988	(6,592,270)	4,856,621
Change in net unrealized appreciation (depreciation)	(834,642,251)	(4,542,078,666)	7,065,664	(14,693,249)

Net increase (decrease) in net assets resulting from operations	6,217,561	(55,946,679)	1,056,357	(9,336,153)

Distributions to Shareholders from:
Distributable earnings	(585,873,061)	(414,826,419)	(571,708)	(492,257)

Shareholder Transactions:
Proceeds from shares sold	11,372,499,401	17,287,255,363	93,942,544	38,761,355
Value of shares repurchased	(9,355,432,438)	(11,107,088,517)	(10,193,991)	(33,782,369)

Net increase (decrease) in net assets resulting from share transactions	2,017,066,963	6,180,166,846	83,748,553	4,978,986

Net increase (decrease) in net assets	1,437,411,463	5,709,393,748	84,233,202	(4,849,424)

Net assets:
Beginning of period	32,314,898,124	26,605,504,376	38,150,531	42,999,955

End of period	$33,752,309,587	$32,314,898,124	$122,383,733	$38,150,531

Changes in Shares Outstanding:
Shares sold	79,520,000	111,570,000	3,580,000	1,070,000
Shares repurchased	(66,030,000)	(72,000,000)	(370,000)	(920,000)
Shares outstanding, beginning of period	219,112,663	179,542,663	1,270,001	1,120,001

Shares outstanding, end of period	232,602,663	219,112,663	4,480,001	1,270,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco S&P 500® Equal Weight		Invesco S&P 500® Equal Weight		Invesco S&P 500® Equal Weight
Consumer Discretionary ETF (RCD)		Consumer Staples ETF (RHS)		Energy ETF (RYE)
2023	2022	2023	2022	2023	2022

$5,316,212	$4,003,929	$14,722,913	$11,895,707	$19,727,176	$8,637,669
(24,456,809)	108,025,811	18,568,527	23,867,463	78,783,817	30,521,763
25,970,421	(181,527,662)	4,693,140	11,129,654	(65,294,000)	113,000,326

6,829,824	(69,497,922)	37,984,580	46,892,824	33,216,993	152,159,758

(4,975,114)	(3,814,408)	(16,231,924)	(9,688,630)	(20,903,859)	(7,745,649)

600,354,617	544,817,140	659,074,268	168,265,330	280,820,649	424,900,042
(476,620,320)	(1,078,796,534)	(164,978,667)	(98,015,506)	(306,984,789)	(181,594,852)

123,734,297	(533,979,394)	494,095,601	70,249,824	(26,164,140)	243,305,190

125,589,007	(607,291,724)	515,848,257	107,454,018	(13,851,006)	387,719,299

366,163,507	973,455,231	584,627,415	477,173,397	544,184,881	156,465,582

$491,752,514	$366,163,507	$1,100,475,672	$584,627,415	$530,333,875	$544,184,881

4,960,000	3,720,000	3,890,000	990,000	3,950,000	7,790,000
(4,030,000)	(7,400,000)	(990,000)	(600,000)	(4,610,000)	(3,360,000)
2,860,000	6,540,000	3,350,000	2,960,000	8,270,005	3,840,005

3,790,000	2,860,000	6,250,000	3,350,000	7,610,005	8,270,005

79

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2023 and 2022

	Invesco S&P 500® Equal Weight		Invesco S&P 500® Equal Weight
	Financials ETF (RYF)		Health Care ETF (RYH)
	2023	2022	2023	2022

Operations:
Net investment income	$8,525,806	$7,916,082	$6,052,626	$5,496,570
Net realized gain (loss)	(23,969,797)	41,006,093	(1,547,395)	97,181,308
Change in net unrealized appreciation (depreciation)	(25,103,855)	(72,308,998)	63,424,325	(100,450,688)

Net increase (decrease) in net assets resulting from operations	(40,547,846)	(23,386,823)	67,929,556	2,227,190

Distributions to Shareholders from:
Distributable earnings	(8,617,035)	(7,576,669)	(5,972,746)	(5,700,199)

Shareholder Transactions:
Proceeds from shares sold	56,081,564	291,613,975	100,536,751	347,594,026
Value of shares repurchased	(181,916,060)	(152,900,425)	(39,620,177)	(256,351,506)

Net increase (decrease) in net assets resulting from share transactions	(125,834,496)	138,713,550	60,916,574	91,242,520

Net increase (decrease) in net assets	(174,999,377)	107,750,058	122,873,384	87,769,511

Net assets:
Beginning of period	483,650,644	375,900,586	901,309,502	813,539,991

End of period	$308,651,267	$483,650,644	$1,024,182,886	$901,309,502

Changes in Shares Outstanding:
Shares sold	990,000	4,570,000	360,000	1,140,000
Shares repurchased	(3,350,000)	(2,470,000)	(140,000)	(840,000)
Shares outstanding, beginning of period	8,400,000	6,300,000	3,200,000	2,900,000

Shares outstanding, end of period	6,040,000	8,400,000	3,420,000	3,200,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco S&P 500® Equal Weight		Invesco S&P 500® Equal Weight		Invesco S&P 500® Equal Weight
Industrials ETF (RGI)		Materials ETF (RTM)		Real Estate ETF (EWRE)
2023	2022	2023	2022	2023	2022

$3,852,612	$3,947,344	$8,700,569	$7,745,959	$3,399,131	$1,597,672
(10,191,877)	86,633,921	8,360,288	109,286,193	(8,621,579)	7,923,065
15,221,810	(108,913,558)	(72,034,779)	(78,942,473)	(24,464,475)	(4,181,810)

8,882,545	(18,332,293)	(54,973,922)	38,089,679	(29,686,923)	5,338,927

(4,002,515)	(3,744,767)	(8,701,685)	(7,882,048)	(2,736,795)	(2,593,643)

93,121,101	225,497,806	139,688,209	340,502,147	37,762,335	169,321,932
(137,802,256)	(350,326,361)	(310,635,807)	(410,473,194)	(74,730,664)	(45,120,196)

(44,681,155)	(124,828,555)	(170,947,598)	(69,971,047)	(36,968,329)	124,201,736

(39,801,125)	(146,905,615)	(234,623,205)	(39,763,416)	(69,392,047)	126,947,020

410,685,117	557,590,732	573,653,033	613,416,449	172,210,117	45,263,097

$370,883,992	$410,685,117	$339,029,828	$573,653,033	$102,818,070	$172,210,117

500,000	1,180,000	790,000	1,920,000	1,140,000	4,340,000
(830,000)	(1,870,000)	(1,880,000)	(2,430,000)	(2,280,000)	(1,190,000)
2,320,000	3,010,000	3,200,000	3,710,000	4,440,000	1,290,000

1,990,000	2,320,000	2,110,000	3,200,000	3,300,000	4,440,000

81

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2023 and 2022

	Invesco S&P 500® Equal Weight		Invesco S&P 500® Equal Weight
	Technology ETF (RYT)		Utilities ETF (RYU)
	2023	2022	2023	2022
Operations:
Net investment income	$15,321,631	$14,489,903	$9,644,749	$5,949,854
Net realized gain (loss)	(10,048,317)	527,227,488	12,199,815	9,214,155
Change in net unrealized appreciation (depreciation)	13,706,920	(692,880,474)	(30,658,342)	6,353,473

Net increase (decrease) in net assets resulting from operations	18,980,234	(151,163,083)	(8,813,778)	21,517,482

Distributions to Shareholders from:
Distributable earnings	(15,024,617)	(14,410,661)	(9,404,642)	(5,695,196)

Shareholder Transactions:
Proceeds from shares sold	1,010,928,884	1,044,687,721	203,450,089	174,240,285
Value of shares repurchased	(707,392,682)	(1,293,818,623)	(143,023,336)	(65,285,928)

Net increase (decrease) in net assets resulting from share transactions	303,536,202	(249,130,902)	60,426,753	108,954,357

Net increase (decrease) in net assets	307,491,819	(414,704,646)	42,208,333	124,776,643

Net assets:
Beginning of period	2,175,313,858	2,590,018,504	333,333,479	208,556,836

End of period	$2,482,805,677	$2,175,313,858	$375,541,812	$333,333,479

Changes in Shares Outstanding:
Shares sold	3,970,000	3,550,000	1,690,000	1,520,000
Shares repurchased	(2,900,000)	(4,490,000)	(1,290,000)	(600,000)
Shares outstanding, beginning of period	8,400,000	9,340,000	2,850,000	1,930,000

Shares outstanding, end of period	9,470,000	8,400,000	3,250,000	2,850,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco S&P MidCap 400® Equal Weight
ETF (EWMC)
2023	2022

$1,920,657	$1,311,425
(4,047,354)	15,936,922
3,859,562	(26,325,234)

1,732,865	(9,076,887)

(1,850,957)	(1,286,646)

76,350,632	60,749,853
(12,184,387)	(41,124,909)

64,166,245	19,624,944

64,048,153	9,261,411

123,194,873	113,933,462

$187,243,026	$123,194,873

880,000	660,000
(150,000)	(450,000)
1,440,000	1,230,000

2,170,000	1,440,000

83

Financial Highlights

Invesco S&P 500® Equal Weight ETF (RSP)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$147.48	$148.18	$96.17	$108.20	$99.87

Net investment income(a)	2.42	2.30	1.93	2.15	1.78
Net realized and unrealized gain (loss) on investments	(2.19)	(0.91)	52.09	(11.97)	8.45

Total from investment operations	0.23	1.39	54.02	(9.82)	10.23

Distributions to shareholders from:
Net investment income	(2.60)	(2.09)	(2.01)	(2.21)	(1.90)

Net asset value at end of year	$145.11	$147.48	$148.18	$96.17	$108.20

Market price at end of year(b)	$145.10	$147.45	$148.23	$96.31	$108.22

Net Asset Value Total Return(c)	0.30%	0.88%	56.72%	(8.98)%	10.45%
Market Price Total Return(c)	0.29%	0.86%	56.53%	(8.89)%	10.43%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$33,752,310	$32,314,898	$26,605,504	$10,943,870	$16,143,961
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	1.70%	1.48%	1.60%	2.01%	1.74%
Portfolio turnover rate(d)	21%	18%	24%	19%	19%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

							For the Period November 5, 2018(a) Through
	Years Ended April 30,						April 30,
	2023		2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of period	$30.04		$38.39	$22.73	$25.39		$25.00

Net investment income(b)	0.34		0.41	0.41	0.41	(c)	0.16
Net realized and unrealized gain (loss) on investments	(2.73	)(d)	(8.37)	15.60	(2.64)		0.33

Total from investment operations	(2.39)		(7.96)	16.01	(2.23)		0.49

Distributions to shareholders from:
Net investment income	(0.33)		(0.39)	(0.35)	(0.40)		(0.10)
Net realized gains	-		-	-	(0.03)		-

Total distributions	(0.33)		(0.39)	(0.35)	(0.43)		(0.10)

Net asset value at end of period	$27.32		$30.04	$38.39	$22.73		$25.39

Market price at end of period(e)	$27.33		$30.04	$38.43	$22.74		$25.41

Net Asset Value Total Return(f)	(7.91)%		(20.90)%	70.90%	(8.89)%		2.04	%(g)
Market Price Total Return(f)	(7.88)%		(20.98)%	71.00%	(8.92)%		2.12	%(g)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$122,384		$38,151	$43,000	$18,180		$22,851
Ratio to average net assets of:
Expenses	0.40%		0.40%	0.40%	0.42	%(h)	0.40	%(i)
Net investment income	1.25%		1.13%	1.36%	1.65	%(c)(h)	1.42	%(i)
Portfolio turnover rate(j)	37%		29%	20%	30%		10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.29 and 1.17%, respectively.

(d)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(e)	The mean between the last bid and ask prices.
(f)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(g)

The net asset value total return from Fund Inception (November 7, 2018, the first day of trading on the exchange) to April 30, 2019 was 0.08%. The market price total return from Fund Inception to April 30, 2019 was 0.04%.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$128.03	$148.85	$81.71	$107.85		$99.15

Net investment income(a)	1.54	0.92	0.56	1.83		1.49
Net realized and unrealized gain (loss) on investments	1.51	(20.78)	67.17	(26.05)		8.80

Total from investment operations	3.05	(19.86)	67.73	(24.22)		10.29

Distributions to shareholders from:
Net investment income	(1.33)	(0.96)	(0.59)	(1.92)		(1.59)

Net asset value at end of year	$129.75	$128.03	$148.85	$81.71		$107.85

Market price at end of year(b)	$129.73	$127.91	$148.79	$81.63		$107.86

Net Asset Value Total Return(c)	2.52%	(13.40)%	83.19%	(22.56)%		10.58%
Market Price Total Return(c)	2.59%	(13.44)%	83.29%	(22.64)%		10.61%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$491,753	$366,164	$973,455	$49,028		$113,239
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.41	%(d)	0.40%
Net investment income	1.26%	0.62%	0.45%	1.80	%(d)	1.45%
Portfolio turnover rate(e)	26%	21%	33%	28%		30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$174.52	$161.21	$133.63	$134.95	$122.87

Net investment income(a)	3.65	4.02	2.79	3.19	2.87
Net realized and unrealized gain (loss) on investments	2.11	12.63	28.05	(1.34)	12.30

Total from investment operations	5.76	16.65	30.84	1.85	15.17

Distributions to shareholders from:
Net investment income	(4.20)	(3.34)	(3.26)	(3.17)	(3.09)

Net asset value at end of year	$176.08	$174.52	$161.21	$133.63	$134.95

Market price at end of year(b)	$176.05	$174.50	$161.11	$133.58	$134.97

Net Asset Value Total Return(c)	3.48%	10.51%	23.34%	1.44%	12.63%
Market Price Total Return(c)	3.48%	10.58%	23.31%	1.37%	12.67%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,100,476	$584,627	$477,173	$481,080	$431,837
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.17%	2.46%	1.91%	2.32%	2.27%
Portfolio turnover rate(d)	23%	13%	14%	22%	19%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Energy ETF (RYE)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$65.80	$40.75	$28.05	$51.81	$60.29

Net investment income(a)	2.50	1.54	0.86	1.09	0.82
Net realized and unrealized gain (loss) on investments	4.04	24.84	12.80	(23.84)	(8.34)

Total from investment operations	6.54	26.38	13.66	(22.75)	(7.52)

Distributions to shareholders from:
Net investment income	(2.65)	(1.33)	(0.96)	(1.01)	(0.96)

Net asset value at end of year	$69.69	$65.80	$40.75	$28.05	$51.81

Market price at end of year(b)	$69.70	$65.79	$40.80	$28.06	$51.82

Net Asset Value Total Return(c)	10.18%	65.91%	50.01%	(44.18)%	(12.46)%
Market Price Total Return(c)	10.21%	65.68%	50.15%	(44.17)%	(12.65)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$530,334	$544,185	$156,466	$82,739	$209,823
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	3.57%	2.92%	2.75%	2.60%	1.46%
Portfolio turnover rate(d)	20%	50%	37%	34%	31%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2022, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco S&P 500® Equal Weight Financials ETF (RYF)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$57.58	$59.67	$35.43	$43.78	$43.94

Net investment income(a)	1.14	1.05	1.05	0.92	0.78
Net realized and unrealized gain (loss) on investments	(6.47)	(2.13)	24.25	(8.38)	-

Total from investment operations	(5.33)	(1.08)	25.30	(7.46)	0.78

Distributions to shareholders from:
Net investment income	(1.15)	(1.01)	(1.06)	(0.89)	(0.94)

Net asset value at end of year	$51.10	$57.58	$59.67	$35.43	$43.78

Market price at end of year(b)	$51.09	$57.53	$59.73	$35.53	$43.79

Net Asset Value Total Return(c)	(9.31)%	(1.90)%	72.61%	(17.09)%	1.98%
Market Price Total Return(c)	(9.25)%	(2.08)%	72.30%	(16.88)%	1.91%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$308,651	$483,651	$375,901	$161,203	$291,145
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.04%	1.68%	2.33%	2.15%	1.86%
Portfolio turnover rate(d)	25%	17%	19%	23%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$281.66	$280.53	$214.07	$193.66	$178.78

Net investment income(a)	1.81	1.76	1.25	1.31	1.05
Net realized and unrealized gain on investments	17.79	1.19 (b)	66.53	20.36	14.87

Total from investment operations	19.60	2.95	67.78	21.67	15.92

Distributions to shareholders from:
Net investment income	(1.79)	(1.82)	(1.32)	(1.26)	(1.04)

Net asset value at end of year	$299.47	$281.66	$280.53	$214.07	$193.66

Market price at end of year(c)	$299.50	$281.64	$280.73	$214.39	$193.67

Net Asset Value Total Return(d)	7.00%	1.00%	31.76%	11.27%	8.91%
Market Price Total Return(d)	7.04%	0.91%	31.66%	11.42%	8.82%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,024,183	$901,310	$813,540	$706,437	$706,845
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	0.64%	0.59%	0.51%	0.64%	0.55%
Portfolio turnover rate(e)	26%	22%	20%	23%	23%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$177.02	$185.25	$109.44	$126.03	$115.01

Net investment income(a)	1.99	1.50	1.31	1.83	1.53
Net realized and unrealized gain (loss) on investments	9.42	(8.31)	75.87	(16.57)	11.15

Total from investment operations	11.41	(6.81)	77.18	(14.74)	12.68

Distributions to shareholders from:
Net investment income	(2.06)	(1.42)	(1.37)	(1.85)	(1.66)

Net asset value at end of year	$186.37	$177.02	$185.25	$109.44	$126.03

Market price at end of year(b)	$186.38	$176.94	$185.17	$109.50	$126.01

Net Asset Value Total Return(c)	6.55%	(3.70)%	70.89%	(11.70)%	11.21%
Market Price Total Return(c)	6.61%	(3.71)%	70.73%	(11.64)%	11.17%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$370,884	$410,685	$557,591	$142,273	$245,750
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.13%	0.79%	0.89%	1.46%	1.29%
Portfolio turnover rate(d)	22%	17%	19%	23%	28%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Materials ETF (RTM)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$179.27	$165.34	$94.33	$108.11	$106.31

Net investment income(a)	3.59	2.58	2.48	2.10	1.79
Net realized and unrealized gain (loss) on investments	(18.60)	14.03	70.77	(13.65)	1.97

Total from investment operations	(15.01)	16.61	73.25	(11.55)	3.76

Distributions to shareholders from:
Net investment income	(3.58)	(2.68)	(2.24)	(2.23)	(1.96)

Net asset value at end of year	$160.68	$179.27	$165.34	$94.33	$108.11

Market price at end of year(b)	$160.61	$179.25	$165.42	$94.49	$108.16

Net Asset Value Total Return(c)	(8.32)%	10.18%	78.45%	(10.70)%	3.67%
Market Price Total Return(c)	(8.34)%	10.11%	78.24%	(10.58)%	3.70%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$339,030	$573,653	$613,416	$108,480	$129,728
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.18%	1.50%	1.83%	1.99%	1.69%
Portfolio turnover rate(d)	22%	15%	18%	25%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

	Years Ended April 30,
	2023	2022	2021		2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$38.79	$35.09	$25.65		$29.71		$25.96

Net investment income(a)	0.94	0.57	0.67	(b)	0.72		0.69
Net realized and unrealized gain (loss) on investments	(7.82)	4.04	9.93		(3.62)		3.97

Total from investment operations	(6.88)	4.61	10.60		(2.90)		4.66

Distributions to shareholders from:
Net investment income	(0.75)	(0.91)	(1.16)		(1.03)		(0.85)
Net realized gains	-	-	-		(0.13)		(0.06)

Total distributions	(0.75)	(0.91)	(1.16)		(1.16)		(0.91)

Net asset value at end of year	$31.16	$38.79	$35.09		$25.65		$29.71

Market price at end of year(c)	$31.16	$38.88	$35.12		$25.65		$29.75

Net Asset Value Total Return(d)	(17.78)%	13.20%	42.37%		(9.59)%		18.35%
Market Price Total Return(d)	(17.98)%	13.37%	42.50%		(9.71)%		18.51%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$102,818	$172,210	$45,263		$23,084		$37,143
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%		0.41	%(e)	0.40%
Net investment income	2.85%	1.48%	2.36	%(b)	2.37	%(e)	2.46%
Portfolio turnover rate(f)	26%	19%	21%		15%		14%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.49 and 1.73%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Technology ETF (RYT)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$258.97	$277.30	$183.15	$180.69		$150.94

Net investment income(a)	1.80	1.57	1.87	3.15	(b)	1.57
Net realized and unrealized gain (loss) on investments	3.19	(18.32)	95.21	1.50		29.78

Total from investment operations	4.99	(16.75)	97.08	4.65		31.35

Distributions to shareholders from:
Net investment income	(1.78)	(1.58)	(2.93)	(2.19)		(1.60)

Net asset value at end of year	$262.18	$258.97	$277.30	$183.15		$180.69

Market price at end of year(c)	$262.10	$258.95	$277.24	$183.44		$180.66

Net Asset Value Total Return(d)	1.99%	(6.10)%	53.40%	2.73%		20.92%
Market Price Total Return(d)	1.90%	(6.08)%	53.12%	2.91%		20.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,482,806	$2,175,314	$2,590,019	$1,529,343		$1,788,846
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%		0.40%
Net investment income	0.70%	0.53%	0.81%	1.73	%(b)	0.98%
Portfolio turnover rate(e)	35%	24%	25%	23%		27%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.92 and 1.06%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$116.96	$108.06	$92.31	$97.25	$84.51

Net investment income(a)	2.79	2.82	2.70	2.77	2.67
Net realized and unrealized gain (loss) on investments	(1.53)	8.74	16.05	(4.99)	12.69

Total from investment operations	1.26	11.56	18.75	(2.22)	15.36

Distributions to shareholders from:
Net investment income	(2.67)	(2.66)	(3.00)	(2.72)	(2.62)

Net asset value at end of year	$115.55	$116.96	$108.06	$92.31	$97.25

Market price at end of year(b)	$115.57	$116.96	$107.84	$92.52	$97.23

Net Asset Value Total Return(c)	1.11%	10.90%	20.80%	(2.28)%	18.54%
Market Price Total Return(c)	1.14%	11.15%	20.28%	(2.04)%	18.60%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$375,542	$333,333	$208,557	$300,013	$335,499
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.42%	2.56%	2.77%	2.72%	2.96%
Portfolio turnover rate(d)	11%	15%	10%	11%	27%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Financial Highlights–(continued)

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$85.55	$92.63	$53.10	$66.18		$63.30

Net investment income(a)	1.13	0.93	0.75	0.89		0.77
Net realized and unrealized gain (loss) on investments	0.71	(7.10)	39.56	(12.99)		2.96

Total from investment operations	1.84	(6.17)	40.31	(12.10)		3.73

Distributions to shareholders from:
Net investment income	(1.10)	(0.91)	(0.78)	(0.98)		(0.85)

Net asset value at end of year	$86.29	$85.55	$92.63	$53.10		$66.18

Market price at end of year(b)	$86.28	$85.47	$92.64	$52.87		$66.19

Net Asset Value Total Return(c)	2.23%	(6.72)%	76.41%	(18.24)%		5.96%
Market Price Total Return(c)	2.31%	(6.81)%	77.20%	(18.60)%		5.99%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$187,243	$123,195	$113,933	$53,095		$105,893
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.41	%(d)	0.40%
Net investment income	1.33%	1.01%	1.06%	1.42	%(d)	1.19%
Portfolio turnover rate(e)	33%	28%	33%	32%		30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco S&P 500® Equal Weight ETF (RSP)	"S&P 500® Equal Weight ETF"

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	"S&P 500® Equal Weight Communication Services ETF"

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	"S&P 500® Equal Weight Consumer Discretionary ETF"

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)	"S&P 500® Equal Weight Consumer Staples ETF"

Invesco S&P 500® Equal Weight Energy ETF (RYE)	"S&P 500® Equal Weight Energy ETF"

Invesco S&P 500® Equal Weight Financials ETF (RYF)	"S&P 500® Equal Weight Financials ETF"

Invesco S&P 500® Equal Weight Health Care ETF (RYH)	"S&P 500® Equal Weight Health Care ETF"

Invesco S&P 500® Equal Weight Industrials ETF (RGI)	"S&P 500® Equal Weight Industrials ETF"

Invesco S&P 500® Equal Weight Materials ETF (RTM)	"S&P 500® Equal Weight Materials ETF"

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	"S&P 500® Equal Weight Real Estate ETF"

Invesco S&P 500® Equal Weight Technology ETF (RYT)	"S&P 500® Equal Weight Technology ETF"

Invesco S&P 500® Equal Weight Utilities ETF (RYU)	"S&P 500® Equal Weight Utilities ETF"

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)	"S&P MidCap 400® Equal Weight ETF"

    Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

    The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

    The investment objective of each of the Funds is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

S&P 500® Equal Weight ETF	S&P 500® Equal Weight Index

S&P 500® Equal Weight Communication Services ETF	S&P 500® Equal Weight Communication Services Plus Index

S&P 500® Equal Weight Consumer Discretionary ETF	S&P 500® Equal Weight Consumer Discretionary Index

S&P 500® Equal Weight Consumer Staples ETF	S&P 500® Equal Weight Consumer Staples Index

S&P 500® Equal Weight Energy ETF	S&P 500® Equal Weight Energy Plus Index

S&P 500® Equal Weight Financials ETF	S&P 500® Equal Weight Financials Index

S&P 500® Equal Weight Health Care ETF	S&P 500® Equal Weight Health Care Index

S&P 500® Equal Weight Industrials ETF	S&P 500® Equal Weight Industrials Index

S&P 500® Equal Weight Materials ETF	S&P 500® Equal Weight Materials Index

S&P 500® Equal Weight Real Estate ETF	S&P 500® Equal Weight Real Estate Index

S&P 500® Equal Weight Technology ETF	S&P 500® Equal Weight Information Technology Index

S&P 500® Equal Weight Utilities ETF	S&P 500® Equal Weight Utilities Plus Index

S&P MidCap 400® Equal Weight ETF	S&P MidCap 400® Equal Weight Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

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A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in

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interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may

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act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

S&P 500® Equal Weight ETF	$142,101

S&P 500® Equal Weight Communication Services ETF	551

S&P 500® Equal Weight Consumer Discretionary ETF	6,190

S&P 500® Equal Weight Consumer Staples ETF	2,668

S&P 500® Equal Weight Energy ETF	1,922

S&P 500® Equal Weight Financials ETF	2,528

S&P 500® Equal Weight Health Care ETF	1,000

S&P 500® Equal Weight Industrials ETF	2,380

S&P 500® Equal Weight Materials ETF	1,852

S&P 500® Equal Weight Real Estate ETF	649

S&P 500® Equal Weight Technology ETF	6,812

S&P 500® Equal Weight Utilities ETF	1,970

S&P MidCap 400® Equal Weight ETF	6,972

J.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or

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viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events could result in increased premiums or discounts to each Fund’s NAV.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies and securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies tend to have less experienced management as well as limited product and market diversification and financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because S&P 500® Equal Weight Communication Services ETF is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

S&P 500® Equal Weight ETF	0.20%

S&P 500® Equal Weight Communication Services ETF	0.40%

S&P 500® Equal Weight Consumer Discretionary ETF	0.40%

S&P 500® Equal Weight Consumer Staples ETF	0.40%

S&P 500® Equal Weight Energy ETF	0.40%

S&P 500® Equal Weight Financials ETF	0.40%

S&P 500® Equal Weight Health Care ETF	0.40%

S&P 500® Equal Weight Industrials ETF	0.40%

S&P 500® Equal Weight Materials ETF	0.40%

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Unitary Management Fees (as a % of average daily net assets)

S&P 500® Equal Weight Real Estate ETF	0.40%

S&P 500® Equal Weight Technology ETF	0.40%

S&P 500® Equal Weight Utilities ETF	0.40%

S&P MidCap 400® Equal Weight ETF	0.40%

    Further, through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

    For the fiscal year ended April 30, 2023, the Adviser waived fees for each Fund in the following amounts:

S&P 500® Equal Weight ETF	$10,961

S&P 500® Equal Weight Communication Services ETF	24

S&P 500® Equal Weight Consumer Discretionary ETF	243

S&P 500® Equal Weight Consumer Staples ETF	326

S&P 500® Equal Weight Energy ETF	354

S&P 500® Equal Weight Financials ETF	220

S&P 500® Equal Weight Health Care ETF	404

S&P 500® Equal Weight Industrials ETF	362

S&P 500® Equal Weight Materials ETF	293

S&P 500® Equal Weight Real Estate ETF	40

S&P 500® Equal Weight Technology ETF	814

S&P 500® Equal Weight Utilities ETF	343

S&P MidCap 400® Equal Weight ETF	74

    The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

    The Adviser has entered into licensing agreements on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”).

    Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

    The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

    For the fiscal year ended April 30, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

S&P 500® Equal Weight ETF	$1,032,597

S&P 500® Equal Weight Communication Services ETF	4,439

S&P 500® Equal Weight Consumer Discretionary ETF	17,036

S&P 500® Equal Weight Consumer Staples ETF	16,520

S&P 500® Equal Weight Energy ETF	26,065

S&P 500® Equal Weight Financials ETF	14,134

S&P 500® Equal Weight Health Care ETF	21,424

S&P 500® Equal Weight Industrials ETF	8,750

S&P 500® Equal Weight Materials ETF	12,991

S&P 500® Equal Weight Real Estate ETF	4,486

S&P 500® Equal Weight Technology ETF	84,483

S&P 500® Equal Weight Utilities ETF	14,691

S&P MidCap 400® Equal Weight ETF	16,836

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

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NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

    For the fiscal year ended April 30, 2023, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

S&P 500® Equal Weight ETF	$128,368,235	$-	$-

S&P 500® Equal Weight Energy ETF	11,130,781	-	-

S&P 500® Equal Weight Industrials ETF	9,771,864	-	-

S&P 500® Equal Weight Technology ETF	-	9,771,864	(4,872,533)

S&P MidCap 400® Equal Weight ETF	1,191,960	2,186,214	(565,653)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

S&P 500® Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$33,741,725,888	$-	$-	$33,741,725,888

Money Market Funds	-	1,919,953,908	-	1,919,953,908

Total Investments	$33,741,725,888	$1,919,953,908	$-	$35,661,679,796

S&P 500® Equal Weight Communication Services ETF

Investments in Securities

Common Stocks & Other Equity Interests	$122,336,080	$-	$-	$122,336,080

Money Market Funds	-	15,149,225	-	15,149,225

Total Investments	$122,336,080	$15,149,225	$-	$137,485,305

S&P 500® Equal Weight Consumer Discretionary ETF

Investments in Securities

Common Stocks & Other Equity Interests	$491,361,663	$-	$-	$491,361,663

Money Market Funds	158,262	60,648,911	-	60,807,173

Total Investments	$491,519,925	$60,648,911	$-	$552,168,836

100

	Level 1	Level 2	Level 3	Total

S&P 500® Equal Weight Consumer Staples ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,099,283,214	$-	$-	$1,099,283,214

Money Market Funds	194,993	36,937,708	-	37,132,701

Total Investments	$1,099,478,207	$36,937,708	$-	$1,136,415,915

S&P 500® Equal Weight Energy ETF

Investments in Securities

Common Stocks & Other Equity Interests	$529,217,758	$-	$-	$529,217,758

Money Market Funds	269,112	9,169,793	-	9,438,905

Total Investments	$529,486,870	$9,169,793	$-	$538,656,663

S&P 500® Equal Weight Financials ETF

Investments in Securities

Common Stocks & Other Equity Interests	$308,558,923	$-	$-	$308,558,923

Money Market Funds	149,370	13,507,532	-	13,656,902

Total Investments	$308,708,293	$13,507,532	$-	$322,215,825

S&P 500® Equal Weight Health Care ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,024,000,948	$-	$-	$1,024,000,948

Money Market Funds	924	38,973,976	-	38,974,900

Total Investments	$1,024,001,872	$38,973,976	$-	$1,062,975,848

S&P 500® Equal Weight Industrials ETF

Investments in Securities

Common Stocks & Other Equity Interests	$370,847,468	$-	$-	$370,847,468

Money Market Funds	-	20,445,686	-	20,445,686

Total Investments	$370,847,468	$20,445,686	$-	$391,293,154

S&P 500® Equal Weight Materials ETF

Investments in Securities

Common Stocks & Other Equity Interests	$338,993,888	$-	$-	$338,993,888

Money Market Funds	-	11,584,236	-	11,584,236

Total Investments	$338,993,888	$11,584,236	$-	$350,578,124

S&P 500® Equal Weight Real Estate ETF

Investments in Securities

Common Stocks & Other Equity Interests	$102,818,452	$-	$-	$102,818,452

Money Market Funds	-	8,123,758	-	8,123,758

Total Investments	$102,818,452	$8,123,758	$-	$110,942,210

S&P 500® Equal Weight Technology ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,483,638,810	$-	$-	$2,483,638,810

Money Market Funds	1,549,245	106,096,936	-	107,646,181

Total Investments	$2,485,188,055	$106,096,936	$-	$2,591,284,991

S&P 500® Equal Weight Utilities ETF

Investments in Securities

Common Stocks & Other Equity Interests	$375,083,894	$-	$-	$375,083,894

Money Market Funds	-	21,289,575	-	21,289,575

Total Investments	$375,083,894	$21,289,575	$-	$396,373,469

S&P MidCap 400® Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$187,056,645	$-	$-	$187,056,645

Money Market Funds	175,345	46,739,139	-	46,914,484

Total Investments	$187,231,990	$46,739,139	$-	$233,971,129

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NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2023 and 2022:

	2023	2022
	Ordinary Income*	Ordinary Income*

S&P 500® Equal Weight ETF	$585,873,061	$414,826,419

S&P 500® Equal Weight Communication Services ETF	571,708	492,257

S&P 500® Equal Weight Consumer Discretionary ETF	4,975,114	3,814,408

S&P 500® Equal Weight Consumer Staples ETF	16,231,924	9,688,630

S&P 500® Equal Weight Energy ETF	20,903,859	7,745,649

S&P 500® Equal Weight Financials ETF	8,617,035	7,576,669

S&P 500® Equal Weight Health Care ETF	5,972,746	5,700,199

S&P 500® Equal Weight Industrials ETF	4,002,515	3,744,767

S&P 500® Equal Weight Materials ETF	8,701,685	7,882,048

S&P 500® Equal Weight Real Estate ETF	2,736,795	2,593,643

S&P 500® Equal Weight Technology ETF	15,024,617	14,410,661

S&P 500® Equal Weight Utilities ETF	9,404,642	5,695,196

S&P MidCap 400® Equal Weight ETF	1,850,957	1,286,646

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

S&P 500® Equal Weight ETF	$522,045	$(226,496,706)	$(3,783,556,184)	$37,761,840,432	$33,752,309,587

S&P 500® Equal Weight Communication Services ETF	68,746	(6,145,099)	(4,711,795)	133,171,881	122,383,733

S&P 500® Equal Weight Consumer Discretionary ETF	530,619	(57,238,802)	(80,726,169)	629,186,866	491,752,514

S&P 500® Equal Weight Consumer Staples ETF	1,384,687	77,506,865	(85,151,818)	1,106,735,938	1,100,475,672

S&P 500® Equal Weight Energy ETF	-	41,094,334	(174,909,253)	664,148,794	530,333,875

S&P 500® Equal Weight Financials ETF	460,159	(38,970,078)	(73,441,960)	420,603,146	308,651,267

S&P 500® Equal Weight Health Care ETF	167,907	152,321,049	(94,915,880)	966,609,810	1,024,182,886

S&P 500® Equal Weight Industrials ETF	83,544	2,913,345	(48,991,608)	416,878,711	370,883,992

S&P 500® Equal Weight Materials ETF	72,913	(46,427,935)	(41,180,608)	426,565,458	339,029,828

S&P 500® Equal Weight Real Estate ETF	653,457	(26,180,642)	(6,640,482)	134,985,737	102,818,070

S&P 500® Equal Weight Technology ETF	428,899	50,538,955	(302,181,633)	2,734,019,456	2,482,805,677

S&P 500® Equal Weight Utilities ETF	494,765	(7,678,918)	(35,315,226)	418,041,191	375,541,812

S&P MidCap 400® Equal Weight ETF	94,479	6,364,472	(34,907,657)	215,691,732	187,243,026

    Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Funds have capital loss carryforwards as of April 30, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*

S&P 500® Equal Weight ETF	$984,514,173	$2,799,042,011	$3,783,556,184

S&P 500® Equal Weight Communication Services ETF	2,030,653	2,681,142	4,711,795

S&P 500® Equal Weight Consumer Discretionary ETF	22,556,988	58,169,181	80,726,169

S&P 500® Equal Weight Consumer Staples ETF	16,199,293	68,952,525	85,151,818

S&P 500® Equal Weight Energy ETF	35,366,939	139,542,314	174,909,253

S&P 500® Equal Weight Financials ETF	20,298,842	53,143,118	73,441,960

S&P 500® Equal Weight Health Care ETF	11,123,077	83,792,803	94,915,880

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	No expiration
	Short-Term	Long-Term	Total*

S&P 500® Equal Weight Industrials ETF	$13,411,753	$35,579,855	$48,991,608

S&P 500® Equal Weight Materials ETF	16,820,646	24,359,962	41,180,608

S&P 500® Equal Weight Real Estate ETF	3,865,105	2,775,377	6,640,482

S&P 500® Equal Weight Technology ETF	119,120,788	183,060,845	302,181,633

S&P 500® Equal Weight Utilities ETF	16,347,223	18,968,003	35,315,226

S&P MidCap 400® Equal Weight ETF	13,015,943	21,891,714	34,907,657

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

S&P 500® Equal Weight ETF	$6,787,254,196	$6,746,248,698

S&P 500® Equal Weight Communication Services ETF	18,608,449	18,010,212

S&P 500® Equal Weight Consumer Discretionary ETF	112,526,331	112,819,615

S&P 500® Equal Weight Consumer Staples ETF	160,398,067	162,286,642

S&P 500® Equal Weight Energy ETF	116,970,520	109,388,733

S&P 500® Equal Weight Financials ETF	102,697,799	102,520,111

S&P 500® Equal Weight Health Care ETF	242,892,592	242,439,830

S&P 500® Equal Weight Industrials ETF	77,067,600	77,315,976

S&P 500® Equal Weight Materials ETF	86,859,264	86,743,789

S&P 500® Equal Weight Real Estate ETF	32,756,517	31,383,429

S&P 500® Equal Weight Technology ETF	760,599,015	759,454,599

S&P 500® Equal Weight Utilities ETF	46,851,653	44,888,075

S&P MidCap 400® Equal Weight ETF	48,380,519	47,917,349

For the fiscal year ended April 30, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

S&P 500® Equal Weight ETF	$11,315,874,584	$9,310,507,473

S&P 500® Equal Weight Communication Services ETF	93,317,719	10,206,692

S&P 500® Equal Weight Consumer Discretionary ETF	600,571,108	476,520,139

S&P 500® Equal Weight Consumer Staples ETF	658,538,954	164,780,451

S&P 500® Equal Weight Energy ETF	265,147,168	298,218,653

S&P 500® Equal Weight Financials ETF	55,878,006	181,691,524

S&P 500® Equal Weight Health Care ETF	100,475,442	39,593,627

S&P 500® Equal Weight Industrials ETF	93,056,363	137,505,300

S&P 500® Equal Weight Materials ETF	139,582,402	310,353,788

S&P 500® Equal Weight Real Estate ETF	37,782,631	74,676,401

S&P 500® Equal Weight Technology ETF	1,010,354,383	707,513,225

S&P 500® Equal Weight Utilities ETF	202,898,625	143,096,303

S&P MidCap 400® Equal Weight ETF	76,079,132	12,169,851

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

103

    As of April 30, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

S&P 500® Equal Weight ETF	$2,646,318,879	$(2,872,815,585)	$(226,496,706)	$35,888,176,502

S&P 500® Equal Weight Communication Services ETF	5,711,393	(11,856,492)	(6,145,099)	143,630,404

S&P 500® Equal Weight Consumer Discretionary ETF	22,672,411	(79,911,213)	(57,238,802)	609,407,638

S&P 500® Equal Weight Consumer Staples ETF	93,864,864	(16,357,999)	77,506,865	1,058,909,050

S&P 500® Equal Weight Energy ETF	50,160,908	(9,066,574)	41,094,334	497,562,329

S&P 500® Equal Weight Financials ETF	19,301,462	(58,271,540)	(38,970,078)	361,185,903

S&P 500® Equal Weight Health Care ETF	205,083,670	(52,762,621)	152,321,049	910,654,799

S&P 500® Equal Weight Industrials ETF	24,704,548	(21,791,203)	2,913,345	388,379,809

S&P 500® Equal Weight Materials ETF	6,867,689	(53,295,624)	(46,427,935)	397,006,059

S&P 500® Equal Weight Real Estate ETF	730,812	(26,911,454)	(26,180,642)	137,122,852

S&P 500® Equal Weight Technology ETF	198,983,459	(148,444,504)	50,538,955	2,540,746,036

S&P 500® Equal Weight Utilities ETF	8,825,508	(16,504,426)	(7,678,918)	404,052,387

S&P MidCap 400® Equal Weight ETF	19,337,489	(12,973,017)	6,364,472	227,606,657

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

S&P 500® Equal Weight ETF	$(236,002)	$(1,736,629,742)	$1,736,865,744

S&P 500® Equal Weight Communication Services ETF	-	142,717	(142,717)

S&P 500® Equal Weight Consumer Discretionary ETF	-	(15,821,815)	15,821,815

S&P 500® Equal Weight Consumer Staples ETF	-	(34,056,206)	34,056,206

S&P 500® Equal Weight Energy ETF	182,244	(83,898,502)	83,716,258

S&P 500® Equal Weight Financials ETF	8,619	(15,317,374)	15,308,755

S&P 500® Equal Weight Health Care ETF	-	(12,129,002)	12,129,002

S&P 500® Equal Weight Industrials ETF	-	(6,837,012)	6,837,012

S&P 500® Equal Weight Materials ETF	-	(26,083,651)	26,083,651

S&P 500® Equal Weight Real Estate ETF	(8,879)	3,279,514	(3,270,635)

S&P 500® Equal Weight Technology ETF	-	(147,339,248)	147,339,248

S&P 500® Equal Weight Utilities ETF	-	(18,858,392)	18,858,392

S&P MidCap 400® Equal Weight ETF	-	(2,535,364)	2,535,364

NOTE 9–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Interested Trustee does not receive any Trustees’ fees.

    The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain

104

securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

    To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

    Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Subsequent Event

On June 22, 2023, the Board approved changes to Invesco S&P MidCap 400® Equal Weight ETF’s name, ticker symbol, investment objective, underlying index and principal investment strategy. The Board also approved a reduction in the annual unitary advisory fee of the Fund. The Fund’s name will change to Invesco S&P MidCap 400® GARP ETF, and its ticker symbol will change to GRPM. The Fund’s underlying index will change to S&P MidCap 400® GARP Index (the “New Underlying Index”), the investment objective will change to track the investment results (before fees and expenses) of the New Underlying Index, and the principal investment strategy will change to generally invest at least 90% of the Fund’s total assets in the components of the New Underlying Index. The Fund’s annual unitary advisory fee will be reduced to 0.35% of the Fund’s average daily net assets. These changes will be effective after the close of markets on August 25, 2023

    Additionally, effective after the close of markets on June 6, 2023, each Fund below changed its ticker as follows:

Fund	Former Ticker Symbol	New Ticker Symbol

Invesco S&P 500® Equal Weight Communication Services ETF	EWCO	RSPC

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	RCD	RSPD

Invesco S&P 500® Equal Weight Consumer Staples ETF	RHS	RSPS

Invesco S&P 500® Equal Weight Energy ETF	RYE	RSPG

Invesco S&P 500® Equal Weight Financials ETF	RYF	RSPF

Invesco S&P 500® Equal Weight Health Care ETF	RYH	RSPH

Invesco S&P 500® Equal Weight Industrials ETF	RGI	RSPN

Invesco S&P 500® Equal Weight Materials ETF	RTM	RSPM

Invesco S&P 500® Equal Weight Real Estate ETF	EWRE	RSPR

Invesco S&P 500® Equal Weight Technology ETF	RYT	RSPT

Invesco S&P 500® Equal Weight Utilities ETF	RYU	RSPU

105

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF and Invesco S&P MidCap 400® Equal Weight ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF and Invesco S&P MidCap 400® Equal Weight ETF (thirteen of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 26, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

106

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco S&P 500® Equal Weight ETF (RSP)

Actual	$1,000.00	$1,048.90	0.20%	$1.02

Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

Actual	1,000.00	1,059.40	0.40	2.04

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

Actual	1,000.00	1,128.70	0.40	2.11

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

Actual	1,000.00	1,059.80	0.40	2.04

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Energy ETF (RYE)

Actual	1,000.00	939.60	0.40	1.92

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

107

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco S&P 500® Equal Weight Financials ETF (RYF)

Actual	$1,000.00	$913.40	0.40%	$1.90

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

Actual	1,000.00	1,089.50	0.40	2.07

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

Actual	1,000.00	1,075.70	0.40	2.06

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Materials ETF (RTM)

Actual	1,000.00	1,056.30	0.40	2.04

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

Actual	1,000.00	1,019.70	0.40	2.00

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Technology ETF (RYT)

Actual	1,000.00	1,076.20	0.40	2.06

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

Actual	1,000.00	1,054.60	0.40	2.04

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

Actual	1,000.00	1,038.30	0.40	2.02

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

108

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2023:

			Corporate
	Qualified	Qualified	Dividends	U.S.	Business
	Business	Dividend	Received	Treasury	Interest
	Income*	Income*	Deduction*	Obligations*	Income*

Invesco S&P 500® Equal Weight ETF	0%	100%	96%	0%	0%

Invesco S&P 500® Equal Weight Communication Services ETF	0%	98%	100%	0%	0%

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Consumer Staples ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Energy ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Financials ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Health Care ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Industrials ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Materials ETF	0%	100%	88%	0%	0%

Invesco S&P 500® Equal Weight Real Estate ETF	86%	1%	0%	0%	0%

Invesco S&P 500® Equal Weight Technology ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Utilities ETF	0%	100%	100%	0%	0%

Invesco S&P MidCap 400® Equal Weight ETF	3%	97%	96%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

109

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	216	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	216	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

110

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	216	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

111

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	216	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

112

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	216	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	216	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

113

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	216	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

114

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	216	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	216	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

115

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

116

Trustees and Officers–(continued)

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	216	None

*	These are the dates the Interested Trustee began serving the Trust in her current positions. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

117

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

118

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

119

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

120

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF	Invesco S&P 500® Equal Weight Materials ETF
Invesco NASDAQ Internet ETF	Invesco S&P 500® Equal Weight Real Estate ETF
Invesco Raymond James SB-1 Equity ETF	Invesco S&P 500® Equal Weight Technology ETF
Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500® Equal Weight Communication Services ETF	Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P 500® Top 50 ETF
Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P MidCap 400® Equal Weight ETF
Invesco S&P 500® Equal Weight ETF	Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P 500® Equal Weight Financials ETF	Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P 500® Equal Weight Industrials ETF	Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

121

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median	Peer Median

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Raymond James SB-1 Equity ETF			X

Invesco S&P 500 BuyWrite ETF	X	N/A	X

Invesco S&P 500® Equal Weight Communication Services ETF			X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF			X

Invesco S&P 500® Equal Weight ETF	X	X	X

Invesco S&P 500® Equal Weight Financials ETF			X

Invesco S&P 500® Equal Weight Health Care ETF			X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF			X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF		X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF			X

Invesco S&P MidCap 400® Equal Weight ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that

122

Approval of Investment Advisory Contracts–(continued)

the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco S&P 500® Equal Weight ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

123

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST1-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders April 30, 2023
RPG	Invesco S&P 500® Pure Growth ETF
RPV	Invesco S&P 500® Pure Value ETF
XLG	Invesco S&P 500® Top 50 ETF
RFG	Invesco S&P MidCap 400® Pure Growth ETF
RFV	Invesco S&P MidCap 400® Pure Value ETF
RZG	Invesco S&P SmallCap 600® Pure Growth ETF
RZV	Invesco S&P SmallCap 600® Pure Value ETF

2

The Market Environment

Domestic Equity

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of the second quarter of 2022 amid substantial inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the Consumer Price Index (CPI) rose 8.6% for the 12 months ended May 2022.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the US Federal Reserve (the Fed) raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which represented the largest series of increases in nearly 30 years.3 US equity markets rose in July and August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming, which sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data showed inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target benchmark federal funds rate by 0.75% in November and by 0.50% in December.3

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the likelihood of a recession and the risk of a deeper recession than initially anticipated. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread to other sectors sent investors to safe haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the benchmark federal funds rate by just 0.25% in February and March 2023, a slower pace than in 2022.3 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil. Markets stabilized in April due to milder inflation data and better-than-

expected corporate earnings. For the 12 months ending March 31, 2023, the CPI came in at 5%, the smallest 12-month increase since the period ending May 2021.1 The March month-over-month CPI rose by 0.1%, a decline from an increase of 0.4% in February.1 The labor market remained tight and the unemployment rate held at a historically low 3.5%.2 As corporate earnings season got underway, a number of companies, including some big tech names provided optimistic future guidance.

In this environment, US stocks for the fiscal year ended April 30, 2023, had returns of 2.66%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

3

RPG	Management’s Discussion of Fund Performance
Invesco S&P 500® Pure Growth ETF (RPG)

As an index fund, the Invesco S&P 500® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”— one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value to-price ratio, earnings to price ratio, and sales to price ratio. The securities in the Parent Index are then ranked based on their relative growth and value scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both growth and value characteristics and includes only those securities that exhibit “pure growth” characteristics. The Index uses a “style- attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics generally receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (2.77)%. On a net asset value (“NAV”) basis, the Fund returned (2.74)%. During the same time period, the Index returned (2.46)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During this same time period, the S&P 500® Growth Index returned (1.87)%.

For the fiscal year ended April 30, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the health care sector. The financials sector detracted most significantly from the Fund’s return during this period, followed by the materials and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Enphase Energy, Inc., an information technology company (portfolio average weight of 3.05%) and Eli Lilly and Co., a health care company (portfolio average weight of 2.13%). Positions that detracted most significantly from the Fund’s return during this period included Tesla, Inc., a consumer discretionary company (no longer held at fiscal year-end) and SVB Financial Group, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Energy	28.49
Health Care	21.88
Information Technology	13.67
Materials	11.52
Industrials	6.86
Consumer Discretionary	5.69
Financials	5.57
Consumer Staples	4.21
Utilities	1.99
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Steel Dynamics, Inc.	2.58
Diamondback Energy, Inc.	2.55
Nucor Corp.	2.55
Targa Resources Corp.	2.54
Coterra Energy, Inc.	2.46
Vertex Pharmaceuticals, Inc.	2.43
Mosaic Co. (The)	2.38
Regeneron Pharmaceuticals, Inc.	2.27
APA Corp.	2.05
EQT Corp.	2.03
Total	23.84

*	Excluding money market fund holdings.

4

Invesco S&P 500® Pure Growth ETF (RPG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Pure Growth Index	(2.46)%	10.24%	33.98%	7.96%	46.65%	11.49%	196.64%	10.10%	421.28%
S&P 500® Growth Index	(1.87)	12.23	41.35	12.15	77.43	13.55	256.35	10.50	454.75
Fund
NAV Return	(2.74)	9.87	32.64	7.58	44.11	11.09	186.35	9.71	390.64
Market Price Return	(2.77)	9.87	32.62	7.56	43.97	11.09	186.31	9.71	390.56

Guggenheim S&P 500® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

5

RPV	Management’s Discussion of Fund Performance
Invesco S&P 500® Pure Value ETF (RPV)

As an index fund, the Invesco S&P 500® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”— one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings to price ratio, and sales to price ratio. The “growth score” is measured using three other factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are then ranked based on their relative value and growth scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both value and growth characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both value and growth characteristics and includes only those securities that exhibit “pure value” characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics generally receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (4.31)%. On a net asset value (“NAV”) basis, the Fund returned (4.31)%. During the same time period, the Index returned (4.07)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Value Index returned 6.74%.

For the fiscal year ended April 30, 2023, the health care sector contributed most significantly to the Fund’s return followed by the energy and consumer discretionary sectors, respectively. The financials sector detracted most significantly from the Fund’s return during this period, followed by the communication services and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included PulteGroup, Inc., a consumer discretionary company (portfolio average weight of 1.06%) and Cigna Group, a health care company (no longer held at fiscal year-end).

Positions that detracted most significantly from the Fund’s return during this period included Lumen Technologies, Inc., a communication services company (no longer held at fiscal year-end) and DISH Network Corp., Class A, a communication services company (portfolio average weight of 1.22%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Financials	21.72
Consumer Discretionary	18.76
Communication Services	11.63
Health Care	8.87
Consumer Staples	8.38
Materials	8.03
Industrials	8.03
Information Technology	7.44
Energy	4.48
Sector Types Each Less Than 3%	2.51
Money Market Funds Plus Other Assets Less Liabilities	0.15

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Paramount Global, Class B	4.13
Warner Bros Discovery, Inc.	2.36
General Motors Co.	2.33
Mohawk Industries, Inc.	2.32
PulteGroup, Inc.	2.27
CarMax, Inc.	2.20
Citigroup, Inc.	2.14
Walgreens Boots Alliance, Inc.	2.11
Phillips 66	2.10
WestRock Co.	2.08
Total	24.04

*	Excluding money market fund holdings.

6

Invesco S&P 500® Pure Value ETF (RPV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Pure Value Index	(4.07)%	21.51%	79.39%	5.57%	31.10%	9.48%	147.36%	8.29%	292.42%
S&P 500® Value Index	6.74	15.80	55.29	9.73	59.09	10.16	163.17	7.56	249.17
Fund
NAV Return	(4.31)	21.11	77.63	5.29	29.41	9.15	139.99	7.88	267.77
Market Price Return	(4.31)	21.00	77.16	5.27	29.30	9.13	139.67	7.88	267.82

Guggenheim S&P 500® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

7

XLG	Management’s Discussion of Fund Performance
Invesco S&P 500® Top 50 ETF (XLG)

As an index fund, the Invesco S&P 500® Top 50 ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Top 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of the 50 largest companies in the S&P 500® Index based on float-adjusted market capitalization. The Index’s components are weighted by float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 2.71%. On a net asset value (“NAV”) basis, the Fund returned 2.69%. During the same time period, the Index returned 2.85%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 100® Index (the “Benchmark Index”) returned 3.52%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of major blue-chip companies.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an index that employs a different stock universe selection process.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the industrials sector during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection within the consumer discretionary sector.

For the fiscal year ended April 30, 2023, the information technology sector contributed most significantly to the Fund’s return, followed by the energy and health care sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return during this period, followed by the communication services and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included NVIDIA Corp., an information technology company, (portfolio average weight of 2.55%) and Microsoft Corp., an information technology company (portfolio average weight of 10.90%). Positions that detracted most significantly from the Fund’s return during this period included Tesla, Inc., a consumer discretionary company (portfolio average weight of 3.20%) and Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 5.41%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Information Technology	37.26
Health Care	14.83
Communication Services	12.61
Consumer Discretionary	10.90
Financials	10.85
Consumer Staples	7.77
Energy	4.16
Sector Types Each Less Than 3%	1.59
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Apple, Inc.	13.34
Microsoft Corp.	12.09
Amazon.com, Inc.	4.97
NVIDIA Corp.	3.61
Alphabet, Inc., Class A	3.38
Berkshire Hathaway, Inc., Class B	3.13
Alphabet, Inc., Class C	2.97
Meta Platforms, Inc., Class A	2.83
Exxon Mobil Corp.	2.58
UnitedHealth Group, Inc.	2.43
Total	51.33

*	Excluding money market fund holdings.

8

Invesco S&P 500® Top 50 ETF (XLG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 500® Top 50 Index	2.85%	14.32%	49.42%	13.07%	84.82%	13.02%	240.18%	9.47%	409.10%
S&P 100® Index	3.52	14.46	49.94	12.50	80.22	12.53	225.67	9.41	403.91
Fund
NAV Return	2.69	14.09	48.49	12.86	83.12	12.80	233.40	9.26	391.63
Market Price Return	2.71	14.04	48.31	12.83	82.86	12.80	233.62	9.26	391.57

Guggenheim S&P 500® Top 50 ETF (the “Predecessor Fund”) Inception: May 4, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® Top 50 Index performance is comprised of the performance of the Russell Top 50® Mega Cap Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

RFG	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400® Pure Growth ETF (RFG)

As an index fund, the Invesco S&P MidCap 400® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P MidCap 400® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”—one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are then ranked based on their relative growth and value scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both growth and value characteristics and includes only those securities that exhibit “pure growth” characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics generally receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (1.18)%. On a net asset value (“NAV”) basis, the Fund returned (1.27)%. During the same time period, the Index returned (0.99)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the S&P MidCap 400® Growth Index returned 0.79%.

For the fiscal year ended April 30, 2023, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and financials sectors, respectively. The energy sector detracted most significantly from the Fund’s return during this period, followed by the materials and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Shockwave Medical, Inc., a health care company (portfolio average weight of 3.93%) and Builders FirstSource, Inc., a industrials company

(portfolio average weight of 1.85%). Positions that detracted most significantly from the Fund’s return during the period included Cleveland-Cliffs Inc., a materials company (no longer held at fiscal year-end) and Halozyme Therapeutics, Inc., a health care company (portfolio average weight of 1.46%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Energy	18.96
Industrials	18.60
Health Care	13.72
Financials	11.86
Consumer Discretionary	11.33
Materials	9.92
Consumer Staples	5.16
Information Technology	3.92
Communication Services	3.40
Utilities	3.07
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Shockwave Medical, Inc.	2.64
Builders FirstSource, Inc.	2.56
Annaly Capital Management, Inc.	2.53
PBF Energy, Inc., Class A	2.52
Kinsale Capital Group, Inc.	2.38
PDC Energy, Inc.	2.35
Range Resources Corp.	2.16
Murphy USA, Inc.	2.06
Reliance Steel & Aluminum Co.	1.94
Matador Resources Co.	1.90
Total	23.04

*	Excluding money market fund holdings.

10

Invesco S&P MidCap 400® Pure Growth ETF (RFG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P MidCap 400® Pure Growth Index	(0.99)%	12.23%	41.35%	4.19%	22.77%	6.93%	95.34%	8.33%	294.73%
S&P MidCap 400® Growth Index	0.79	12.92	44.00	6.91	39.66	9.48	147.31	8.82	326.82
Fund
NAV Return	(1.27)	11.89	40.06	3.94	21.31	6.63	89.99	8.00	274.85
Market Price Return	(1.18)	11.81	39.79	3.91	21.16	6.63	90.03	8.00	274.80

Guggenheim S&P MidCap 400® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

11

RFV	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400® Pure Value ETF (RFV)

As an index fund, the Invesco S&P MidCap 400® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P MidCap 400® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”—one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are then ranked based on their relative value and growth scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both value and growth characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both value and growth characteristics and includes only those securities that exhibit “pure value” characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics generally receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 6.67%. On a net asset value (“NAV”) basis, the Fund returned 6.51%. During the same time period, the Index returned 6.82%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P MidCap 400® Value Index returned 1.69%.

For the fiscal year ended April 30, 2023, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively. The real estate sector detracted most significantly from the Fund’s return during this period, followed by the utilities and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Taylor Morrison Home Corp., a consumer discretionary company (portfolio average weight of 2.07%) and Unum Group, a financials company (portfolio average weight of 2.91%). Positions that detracted most significantly from the Fund’s return during this period included Kohl’s Corp., a consumer discretionary company (portfolio average weight of 1.61%) and United States Steel Corp., Inc., a materials company (portfolio average weight of 2.58%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Consumer Discretionary	35.22
Financials	14.82
Information Technology	14.44
Industrials	11.18
Health Care	7.49
Materials	7.46
Real Estate	5.51
Sector Types Each Less Than 3%	3.81
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Taylor Morrison Home Corp., Class A	3.83
KB Home	3.61
Goodyear Tire & Rubber Co. (The)	3.27
United States Steel Corp.	2.80
PVH Corp.	2.69
Avnet, Inc.	2.36
Tenet Healthcare Corp.	2.36
Arrow Electronics, Inc.	2.35
Cleveland-Cliffs, Inc.	2.33
Brighthouse Financial, Inc.	2.33
Total	27.93

*	Excluding money market fund holdings.

12

Invesco S&P MidCap 400® Pure Value ETF (RFV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P MidCap 400® Pure Value Index	6.82%	28.77%	113.51%	9.70%	58.87%	10.40%	168.85%	8.79%	324.88%
S&P MidCap 400® Value Index	1.69	19.90	72.35	7.80	45.58	9.47	147.04	8.14	283.32
Fund
NAV Return	6.51	28.36	111.49	9.39	56.61	10.06	160.72	8.41	299.66
Market Price Return	6.67	28.27	111.04	9.35	56.34	10.07	160.93	8.40	299.37

Guggenheim S&P MidCap 400® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

13

RZG	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

As an index fund, the Invesco S&P SmallCap 600® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”), compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P SmallCap 600® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”—one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are then ranked based on their relative growth and value scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both growth and value characteristics and includes only those securities that exhibit “pure growth” characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics generally receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (5.26)%. On a net asset value (“NAV”) basis, the Fund returned (5.37)%. During the same time period, the Index returned (5.04)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the S&P SmallCap 600® Growth Index returned (4.65)%.

For the fiscal year ended April 30, 2023, the consumer staples sector contributed most significantly to the Fund’s return, followed by the consumer discretionary sector. The financials sector detracted most significantly from the Fund’s return during this period, followed by the health care and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Dorian LPG, an energy company (portfolio average weight of 1.62%) and Celsius Holdings, Inc., a consumer staples company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Clearfield, Inc., an information technology company (portfolio average weight of 0.79%) and iTeos Therapeutics, Inc., a health care company (portfolio average weight of 1.01%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Health Care	18.84
Information Technology	17.06
Industrials	16.64
Financials	13.33
Energy	11.81
Consumer Discretionary	8.46
Consumer Staples	5.71
Materials	3.97
Sector Types Each Less Than 3%	4.19
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Axcelis Technologies, Inc.	2.32
Vir Biotechnology, Inc.	1.86
Green Brick Partners, Inc.	1.80
Civitas Resources, Inc.	1.80
Comstock Resources, Inc.	1.71
elf Beauty, Inc.	1.55
Mr. Cooper Group, Inc.	1.53
Encore Wire Corp.	1.52
Rambus, Inc.	1.46
ARMOUR Residential REIT, Inc.	1.44
Total	16.99

*	Excluding money market fund holdings.

14

Invesco S&P SmallCap 600® Pure Growth ETF (RZG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Pure Growth Index	(5.04)%	10.79%	36.00%	1.30%	6.65%	7.69%	109.69%	7.33%	236.62%
S&P SmallCap 600® Growth Index	(4.65)	12.49	42.35	5.30	29.45	9.83	155.48	8.47	303.51
Fund
NAV Return	(5.37)	10.44	34.70	0.93	4.76	7.36	103.39	7.03	220.90
Market Price Return	(5.26)	10.37	34.46	0.90	4.58	7.39	103.97	7.03	220.87

Guggenheim S&P SmallCap 600® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes	Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

15

RZV	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600® Pure Value ETF (RZV)

As an index fund, the Invesco S&P SmallCap 600® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”), compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P SmallCap 600® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”—one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth rate, the ratio of the three-year net change in earnings per share to current price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are then ranked based on their relative value and growth scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both value and growth characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both value and growth characteristics and includes only those securities that exhibit “pure value” characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics generally receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (2.02)%. On a net asset value (“NAV”) basis, the Fund returned (1.94)%. During the same time period, the Index returned (1.56)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P SmallCap 600® Value Index returned (2.97)%.

For the fiscal year ended April 30, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the financials and energy sectors, respectively. The real estate sector detracted most significantly from the Fund’s return during this period, followed by the consumer discretionary and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included SkyWest, Inc., an industrials company (portfolio average weight of 0.81%) and M/I Homes, Inc., a consumer discretionary company (portfolio average weight of 1.17%). Positions that detracted most significantly from the Fund’s return during this period included Big Lots, Inc., a consumer discretionary company (portfolio average weight of 0.70%) and Conn’s, Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Consumer Discretionary	29.52
Industrials	17.68
Financials	12.17
Materials	9.70
Communication Services	6.88
Information Technology	6.21
Real Estate	6.06
Consumer Staples	4.61
Energy	3.98
Health Care	3.15
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
SkyWest, Inc.	2.30
M/I Homes, Inc.	2.22
Olympic Steel, Inc.	1.81
Century Communities, Inc.	1.71
Tri Pointe Homes, Inc.	1.70
Genworth Financial, Inc., Class A	1.69
G-III Apparel Group Ltd.	1.63
Aaron’s Co., Inc. (The)	1.55
Lumen Technologies, Inc.	1.52
Kelly Services, Inc., Class A	1.46
Total	17.59

*	Excluding money market fund holdings.

16

Invesco S&P SmallCap 600® Pure Value ETF (RZV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Pure Value Index	(1.56)%	28.92%	114.26%	5.92%	33.31%	7.98%	115.59%	6.44%	191.89%
S&P SmallCap 600® Value Index	(2.97)	19.06	68.76	5.43	30.27	9.18	140.58	7.50	245.81
Fund
NAV Return	(1.94)	28.46	112.00	5.59	31.27	7.66	109.21	6.18	179.75
Market Price Return	(2.02)	28.37	111.53	5.56	31.07	7.68	109.53	6.17	179.65

Guggenheim S&P SmallCap 600® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

17

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

18

Invesco S&P 500® Pure Growth ETF (RPG)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Consumer Discretionary-5.69%
AutoZone, Inc.(b)	12,891	$34,332,729
O’Reilly Automotive, Inc.(b)	36,924	33,870,754
Tractor Supply Co.	99,349	23,684,802
Ulta Beauty, Inc.(b)	35,077	19,342,510

		111,230,795

Consumer Staples-4.21%
Dollar General Corp.	85,156	18,858,648
Dollar Tree, Inc.(b)(c)	125,014	19,215,902
Hershey Co. (The)	72,335	19,751,795
Monster Beverage Corp.(b)	437,852	24,519,712

		82,346,057

Energy-28.49%
APA Corp.	1,084,885	39,978,012
Chevron Corp.	154,822	26,099,893
ConocoPhillips	343,587	35,351,666
Coterra Energy, Inc.	1,878,430	48,087,808
Devon Energy Corp.(c)	464,788	24,833,623
Diamondback Energy, Inc.(c)	350,810	49,885,182
EOG Resources, Inc.	252,085	30,116,595
EQT Corp.(c)	1,140,544	39,736,553
Exxon Mobil Corp.	256,384	30,340,483
Hess Corp.	217,176	31,503,550
Marathon Oil Corp.	1,241,873	30,003,652
Occidental Petroleum Corp.	507,740	31,241,242
ONEOK, Inc.	497,279	32,527,019
Pioneer Natural Resources Co.	176,892	38,482,855
Targa Resources Corp.	656,647	49,596,548
Williams Cos., Inc. (The)	627,665	18,993,143

		556,777,824

Financials-5.57%
Ameriprise Financial, Inc.	44,236	13,497,288
Arch Capital Group Ltd.(b)(c)	371,366	27,878,446
Jack Henry & Associates, Inc.(c)	94,522	15,439,224
Progressive Corp. (The)	130,536	17,805,110
Raymond James Financial, Inc.(c)	188,813	17,093,241
W.R. Berkley Corp.	290,038	17,089,039

		108,802,348

Health Care-21.88%
AbbVie, Inc.	145,898	22,048,106
Amgen, Inc.	55,161	13,224,298
Bristol-Myers Squibb Co.	281,322	18,783,870
Danaher Corp.	86,783	20,559,760
DexCom, Inc.(b)	117,722	14,284,387
Elevance Health, Inc.	51,865	24,306,532
Eli Lilly and Co.	56,996	22,562,437
Gilead Sciences, Inc.	167,352	13,758,008
Hologic, Inc.(b)	253,805	21,829,768
Incyte Corp.(b)(c)	303,237	22,563,865
Insulet Corp.(b)	69,397	22,071,022
Merck & Co., Inc.	163,610	18,892,047
Moderna, Inc.(b)	146,785	19,506,259
Molina Healthcare, Inc.(b)	94,054	28,017,746
Pfizer, Inc.	526,289	20,467,379
Regeneron Pharmaceuticals, Inc.(b)	55,439	44,450,436

	Shares	Value
Health Care-(continued)
Thermo Fisher Scientific, Inc.	29,712	$16,487,189
UnitedHealth Group, Inc.	32,843	16,161,712
Vertex Pharmaceuticals, Inc.(b)	139,477	47,523,998

		427,498,819

Industrials-6.86%
Deere & Co.	44,217	16,714,910
Expeditors International of Washington, Inc.(c)	279,672	31,837,861
J.B. Hunt Transport Services, Inc.	98,205	17,214,354
Quanta Services, Inc.	138,083	23,424,400
Rollins, Inc.	469,043	19,817,067
W.W. Grainger, Inc.	35,898	24,969,572

		133,978,164

Information Technology-13.67%
Apple, Inc.	146,157	24,799,920
Arista Networks, Inc.(b)	146,722	23,498,996
Enphase Energy, Inc.(b)(c)	138,794	22,789,975
Fair Isaac Corp.(b)	26,172	19,051,907
Fortinet, Inc.(b)	430,627	27,151,032
KLA Corp.	77,000	29,763,580
Lam Research Corp.	46,431	24,333,559
Monolithic Power Systems, Inc.	49,302	22,776,045
ON Semiconductor Corp.(b)	258,876	18,628,717
PTC, Inc.(b)	156,403	19,673,933
QUALCOMM, Inc.	131,993	15,416,782
SolarEdge Technologies, Inc.(b)	67,307	19,224,898

		267,109,344

Materials-11.52%
Albemarle Corp.	51,821	9,610,723
CF Industries Holdings, Inc.	482,231	34,518,095
FMC Corp.	131,148	16,207,270
Freeport-McMoRan, Inc.	470,173	17,824,258
Mosaic Co. (The)	1,086,919	46,574,479
Nucor Corp.(c)	336,358	49,841,529
Steel Dynamics, Inc.	485,856	50,504,731

		225,081,085

Utilities-1.99%
PG&E Corp.(b)(c)	2,277,095	38,961,095

Total Common Stocks & Other Equity Interests (Cost $1,868,000,134)		1,951,785,531

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $1,123,323)	1,123,323	1,123,323

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $1,869,123,457)		1,952,908,854

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco S&P 500® Pure Growth ETF (RPG)–(continued)

April 30, 2023

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.79%
Invesco Private Government Fund, 4.83%(d)(e)(f)	15,236,858	$15,236,858
Invesco Private Prime Fund, 4.99%(d)(e)(f)	39,180,492	39,180,492

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $54,417,350)		54,417,350

TOTAL INVESTMENTS IN SECURITIES-102.73% (Cost $1,923,540,807)		2,007,326,204
OTHER ASSETS LESS LIABILITIES-(2.73)%		(53,280,507)

NET ASSETS-100.00%		$1,954,045,697

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$35,469,320	$(34,345,997)	$-	$-	$1,123,323	$31,680
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	22,260,207	643,613,429	(650,636,778)	-	-	15,236,858	717,757	*
Invesco Private Prime Fund	51,899,910	1,314,902,988	(1,327,621,118)	(7,532)	6,244	39,180,492	2,015,993	*

Total	$74,160,117	$1,993,985,737	$(2,012,603,893)	$(7,532)	$6,244	$55,540,673	$2,765,430

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco S&P 500® Pure Value ETF (RPV)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.85%
Communication Services-11.63%
AT&T, Inc.	1,919,872	$33,924,138
DISH Network Corp., Class A(b)(c)	5,545,346	41,645,549
Fox Corp., Class A(c)	454,405	15,113,510
Fox Corp., Class B	209,291	6,391,747
News Corp., Class A(c)	1,054,883	18,576,490
News Corp., Class B(c)	326,815	5,800,966
Paramount Global, Class B(c)	4,812,748	112,281,411
Verizon Communications, Inc.	471,947	18,325,702
Warner Bros Discovery, Inc.(b)	4,712,380	64,135,492

		316,195,005

Consumer Discretionary-18.76%
Best Buy Co., Inc.	500,440	37,292,789
BorgWarner, Inc.	822,838	39,603,193
CarMax, Inc.(b)(c)	854,473	59,838,744
Ford Motor Co.	4,566,382	54,248,618
General Motors Co.	1,915,191	63,277,911
Lennar Corp., Class A	459,284	51,811,828
Mohawk Industries, Inc.(b)	596,636	63,183,752
Newell Brands, Inc.(c)	3,064,521	37,233,930
PulteGroup, Inc.	919,611	61,751,879
Whirlpool Corp.(c)	299,310	41,780,683

		510,023,327

Consumer Staples-8.38%
Kraft Heinz Co. (The)	661,833	25,990,182
Kroger Co. (The)	992,391	48,259,974
Molson Coors Beverage Co., Class B(c)	712,110	42,356,303
Tyson Foods, Inc., Class A	862,306	53,885,502
Walgreens Boots Alliance, Inc.(c)	1,626,278	57,326,300

		227,818,261

Energy-4.48%
Kinder Morgan, Inc.	856,776	14,693,708
Phillips 66	577,627	57,185,073
Valero Energy Corp.	436,574	50,061,941

		121,940,722

Financials-21.72%
Allstate Corp. (The)	142,563	16,503,093
American International Group, Inc.	603,520	32,010,701
Assurant, Inc.	222,775	27,430,286
Bank of America Corp.	493,000	14,435,040
Bank of New York Mellon Corp. (The)	549,291	23,394,304
Berkshire Hathaway, Inc., Class B(b)	134,334	44,135,436
Capital One Financial Corp.	446,507	43,445,131
Citigroup, Inc.	1,234,473	58,106,644
Citizens Financial Group, Inc.	699,903	21,654,999
Fidelity National Information Services, Inc.	447,288	26,264,751
Franklin Resources, Inc.	957,348	25,733,514
Global Payments, Inc.	148,478	16,734,955
Goldman Sachs Group, Inc. (The)	49,371	16,955,976
Hartford Financial Services Group, Inc. (The)	226,602	16,086,476
Invesco Ltd.(d)	2,286,628	39,169,938
Lincoln National Corp.	828,060	17,993,744
Loews Corp.	646,551	37,221,941

	Shares	Value
Financials-(continued)
M&T Bank Corp.	92,066	$11,581,903
MetLife, Inc.	212,826	13,052,618
Prudential Financial, Inc.	198,670	17,284,290
State Street Corp.	256,630	18,544,084
Synchrony Financial	554,630	16,367,131
Truist Financial Corp.	502,936	16,385,655
Wells Fargo & Co.	502,374	19,969,366

		590,461,976

Health Care-8.87%
AmerisourceBergen Corp.	220,716	36,826,465
Cardinal Health, Inc.	412,784	33,889,566
Centene Corp.(b)	563,174	38,819,584
CVS Health Corp.	421,301	30,885,576
DaVita, Inc.(b)	210,103	18,984,907
Universal Health Services, Inc., Class B(c)	225,497	33,903,474
Viatris, Inc.	5,127,856	47,842,897

		241,152,469

Industrials-8.03%
Alaska Air Group, Inc.(b)(c)	660,641	28,711,458
American Airlines Group, Inc.(b)(c)	2,028,344	27,666,612
Delta Air Lines, Inc.(b)	679,160	23,301,979
FedEx Corp.	224,215	51,071,693
Southwest Airlines Co.	388,118	11,756,094
Stanley Black & Decker, Inc.	426,671	36,838,774
United Airlines Holdings, Inc.(b)	887,541	38,874,296

		218,220,906

Information Technology-7.44%
DXC Technology Co.(b)	1,841,208	43,912,811
Hewlett Packard Enterprise Co.	2,817,480	40,346,314
HP, Inc.	761,089	22,611,954
Intel Corp.	783,707	24,341,939
Micron Technology, Inc.	378,601	24,366,760
Western Digital Corp.(b)	1,357,132	46,739,626

		202,319,404

Materials-8.03%
Celanese Corp.	152,044	16,153,155
Dow, Inc.	622,706	33,875,206
DuPont de Nemours, Inc.	211,689	14,758,957
Eastman Chemical Co.	237,766	20,036,541
International Paper Co.	1,092,408	36,169,629
LyondellBasell Industries N.V., Class A	433,566	41,019,679
WestRock Co.	1,885,511	56,433,344

		218,446,511

Real Estate-0.59%
CBRE Group, Inc., Class A(b)	210,946	16,171,120

Utilities-1.92%
Evergy, Inc.	230,751	14,331,945
Exelon Corp.	498,387	21,151,544
Pinnacle West Capital Corp.	213,219	16,729,163

		52,212,652

Total Common Stocks & Other Equity Interests (Cost $3,051,995,337)		2,714,962,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco S&P 500® Pure Value ETF (RPV)–(continued)

April 30, 2023

	Shares	Value
Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $1,188,078)	1,188,078	$1,188,078

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.89% (Cost $3,053,183,415)		2,716,150,431

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.51%
Invesco Private Government Fund, 4.83%(d)(e)(f)	80,004,554	80,004,554

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 4.99%(d)(e)(f)	205,725,996	$205,725,996

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $285,755,895)		285,730,550

TOTAL INVESTMENTS IN SECURITIES-110.40% (Cost $3,338,939,310)		3,001,880,981
OTHER ASSETS LESS LIABILITIES-(10.40)%		(282,726,663)

NET ASSETS-100.00%		$2,719,154,318

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Invesco Ltd.	$36,016,603	$28,644,677	$(20,592,376)	$(2,861,389)	$(2,037,577)	$39,169,938	$1,592,828
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	228,618	123,706,900	(122,747,440)	-	-	1,188,078	70,499
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	36,255,009	897,333,686	(853,584,141)	-	-	80,004,554	2,584,635	*
Invesco Private Prime Fund	84,530,808	1,921,620,925	(1,800,384,405)	(28,054)	(13,278)	205,725,996	7,153,591	*

Total	$157,031,038	$2,971,306,188	$(2,797,308,362)	$(2,889,443)	$(2,050,855)	$326,088,566	$11,401,553

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco S&P 500® Top 50 ETF (XLG)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Communication Services-12.61%
Alphabet, Inc., Class A(b)	690,401	$74,107,643
Alphabet, Inc., Class C(b)	601,974	65,145,626
AT&T, Inc.	825,472	14,586,090
Comcast Corp., Class A	487,155	20,153,603
Meta Platforms, Inc., Class A(b)	258,108	62,028,515
Verizon Communications, Inc.	486,388	18,886,446
Walt Disney Co. (The)(b)	211,554	21,684,285

		276,592,208

Consumer Discretionary-10.90%
Amazon.com, Inc.(b)	1,033,542	108,987,004
Home Depot, Inc. (The)	118,221	35,530,140
McDonald’s Corp.	84,811	25,082,853
NIKE,Inc.,Class B	144,224	18,276,065
Tesla, Inc.(b)	311,868	51,243,031

		239,119,093

Consumer Staples-7.77%
Coca-Cola Co. (The)	450,715	28,913,367
Costco Wholesale Corp.	51,426	25,878,592
PepsiCo, Inc.	159,451	30,437,601
Philip Morris International, Inc.	179,570	17,951,613
Procter & Gamble Co. (The)	273,508	42,771,181
Walmart, Inc.	162,430	24,522,057

		170,474,411

Energy-4.16%
Chevron Corp.	206,252	34,769,962
Exxon Mobil Corp.	477,398	56,495,279

		91,265,241

Financials-10.85%
Bank of America Corp.	808,272	23,666,204
Berkshire Hathaway, Inc., Class B(b)	208,857	68,619,967
JPMorgan Chase & Co.	340,130	47,019,571
Mastercard, Inc., Class A	97,835	37,180,235
Visa, Inc., Class A(c)	188,344	43,833,299
Wells Fargo & Co.	441,242	17,539,370

		237,858,646

Health Care-14.83%
Abbott Laboratories	201,914	22,305,439
AbbVie, Inc.	205,082	30,991,992
Bristol-Myers Squibb Co.	246,193	16,438,307
Danaher Corp.	75,892	17,979,574
Eli Lilly and Co.	91,454	36,202,980
Johnson & Johnson	303,121	49,620,908
Medtronic PLC	154,085	14,014,031

	Shares	Value
Health Care-(continued)
Merck & Co., Inc.	293,995	$33,947,603
Pfizer, Inc.	650,022	25,279,355
Thermo Fisher Scientific, Inc.	45,427	25,207,442
UnitedHealth Group, Inc.	108,299	53,292,855

		325,280,486

Industrials-0.63%
Union Pacific Corp.	70,874	13,870,042

Information Technology-37.26%
Accenture PLC, Class A	72,943	20,445,194
Adobe, Inc.(b)	53,022	20,018,986
Advanced Micro Devices, Inc.(b)	186,723	16,687,435
Apple, Inc.	1,724,065	292,539,349
Broadcom, Inc.	48,373	30,305,685
Cisco Systems, Inc.	475,705	22,477,061
Intel Corp.	479,066	14,879,790
Microsoft Corp.	862,885	265,130,045
NVIDIA Corp.	285,206	79,141,813
QUALCOMM, Inc.	129,088	15,077,478
Salesforce, Inc.(b)	115,800	22,971,246
Texas Instruments, Inc.	104,916	17,541,955

		817,216,037

Materials-0.96%
Linde PLC	57,059	21,080,448

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $1,901,307,828)		2,192,756,612

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.77%
Invesco Private Government Fund, 4.83%(d)(e)(f)	10,832,299	10,832,299
Invesco Private Prime Fund, 4.99%(d)(e)(f)	27,854,484	27,854,484

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $38,686,946)		38,686,783

TOTAL INVESTMENTS IN SECURITIES-101.74% (Cost $1,939,994,774)		2,231,443,395
OTHER ASSETS LESS LIABILITIES-(1.74)%		(38,057,783)

NET ASSETS-100.00%		$2,193,385,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco S&P 500® Top 50 ETF (XLG)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$31,053,032	$(31,053,032)	$-	$-	$-	$17,698
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	12,114,562	214,682,580	(215,964,843)	-	-	10,832,299	420,358	*
Invesco Private Prime Fund	25,624,591	407,954,984	(405,724,881)	(4,506)	4,296	27,854,484	1,122,895	*

Total	$37,739,153	$653,690,596	$(652,742,756)	$(4,506)	$4,296	$38,686,783	$1,560,951

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco S&P MidCap 400® Pure Growth ETF (RFG)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-3.40%
Nexstar Media Group, Inc., Class A	25,665	$4,451,594
World Wrestling Entertainment, Inc., Class A(b)	35,938	3,851,476

		8,303,070

Consumer Discretionary-11.33%
Crocs, Inc.(c)	19,317	2,388,934
Deckers Outdoor Corp.(c)	5,140	2,463,808
Grand Canyon Education, Inc.(c)	33,373	3,961,375
H&R Block, Inc.(b)	56,996	1,932,734
Murphy USA, Inc.	18,270	5,028,452
Service Corp. International	26,594	1,866,633
Tempur Sealy International, Inc.	80,956	3,033,421
Texas Roadhouse, Inc.	24,560	2,716,827
Visteon Corp.(c)	11,019	1,546,958
Wingstop, Inc.(b)	13,785	2,758,516

		27,697,658

Consumer Staples-5.16%
Casey’s General Stores, Inc.	14,769	3,379,443
Celsius Holdings, Inc.(b)(c)	44,922	4,293,195
Darling Ingredients, Inc.(b)(c)	50,199	2,990,354
Lancaster Colony Corp.(b)	9,355	1,956,318

		12,619,310

Energy-18.96%
Antero Resources Corp.(c)	187,883	4,319,430
CNX Resources Corp.(b)(c)	251,566	3,906,820
DT Midstream, Inc.(b)	71,220	3,509,009
Matador Resources Co.	95,001	4,657,899
Murphy Oil Corp.	93,710	3,440,094
NOV, Inc.	126,314	2,115,760
PBF Energy, Inc., Class A	176,432	6,150,420
PDC Energy, Inc.	88,459	5,754,258
Range Resources Corp.	199,633	5,280,293
Southwestern Energy Co.(c)	762,474	3,957,240
Valaris Ltd.(b)(c)	54,581	3,274,860

		46,366,083

Financials-11.86%
Annaly Capital Management, Inc.(b)	309,500	6,183,810
FirstCash Holdings, Inc.	20,753	2,138,181
Jefferies Financial Group, Inc.	110,693	3,545,497
Kinsale Capital Group, Inc.(b)	17,783	5,809,883
RLI Corp.	32,513	4,520,933
Selective Insurance Group, Inc.	18,021	1,735,963
SLM Corp.	214,108	3,215,902
WEX, Inc.(b)(c)	10,416	1,847,278

		28,997,447

Health Care-13.72%
Exelixis, Inc.(c)	101,305	1,853,882
Halozyme Therapeutics, Inc.(c)	90,799	2,917,372
HealthEquity, Inc.(b)(c)	22,449	1,199,899
Inari Medical, Inc.(b)(c)	47,988	3,187,363
Jazz Pharmaceuticals PLC(b)(c)	16,917	2,376,331
Lantheus Holdings, Inc.(c)	39,080	3,339,386
Medpace Holdings, Inc.(b)(c)	13,159	2,633,642
Neurocrine Biosciences, Inc.(c)	38,537	3,893,778

	Shares	Value
Health Care-(continued)
Option Care Health, Inc.(c)	78,948	$2,538,178
Repligen Corp.(b)(c)	10,970	1,663,381
Shockwave Medical, Inc.(c)	22,213	6,445,324
United Therapeutics Corp.(c)	6,454	1,485,259

		33,533,795

Industrials-18.60%
Avis Budget Group, Inc.(b)(c)	17,073	3,016,287
Axon Enterprise, Inc.(c)	21,256	4,478,852
Builders FirstSource, Inc.(c)	66,008	6,255,578
Carlisle Cos., Inc.(b)	8,613	1,859,116
Clean Harbors, Inc.(c)	20,360	2,955,458
Concentrix Corp.	18,569	1,792,094
EMCOR Group, Inc.(b)	14,002	2,394,342
ExlService Holdings, Inc.(c)	14,245	2,541,023
FTI Consulting, Inc.(b)(c)	12,200	2,202,100
KBR, Inc.(b)	34,237	1,942,265
Landstar System, Inc.(b)	20,168	3,550,173
Paylocity Holding Corp.(b)(c)	8,250	1,594,643
Simpson Manufacturing Co., Inc.	24,519	3,084,000
Toro Co. (The)	14,809	1,543,986
UFP Industries, Inc.(b)	46,020	3,613,490
Valmont Industries, Inc.	9,170	2,664,435

		45,487,842

Information Technology-3.92%
Amkor Technology, Inc.	144,435	3,231,012
Belden, Inc.	28,455	2,244,815
Calix, Inc.(c)	27,260	1,245,782
Cirrus Logic, Inc.(b)(c)	33,505	2,874,394

		9,596,003

Materials-9.92%
Cabot Corp.(b)	31,138	2,234,463
Eagle Materials, Inc.(b)	12,954	1,919,912
Louisiana-Pacific Corp.	65,687	3,924,141
MP Materials Corp.(b)(c)	88,523	1,918,293
Olin Corp.	44,503	2,465,466
Reliance Steel & Aluminum Co.	19,104	4,733,971
Silgan Holdings, Inc.	49,483	2,437,533
Westlake Corp.(b)	40,557	4,614,576

		24,248,355

Utilities-3.07%
Essential Utilities, Inc.	66,989	2,860,430
OGE Energy Corp.	60,708	2,278,978
ONE Gas, Inc.(b)	30,750	2,366,213

		7,505,621

Total Common Stocks & Other Equity Interests (Cost $236,540,244)		244,355,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco S&P MidCap 400® Pure Growth ETF (RFG)–(continued)

April 30, 2023

	Shares	Value
Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $210,840)	210,840	$210,840

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $236,751,084)		244,566,024

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-18.07%
Invesco Private Government Fund, 4.83%(d)(e)(f)	12,371,070	12,371,070

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 4.99%(d)(e)(f)	31,811,322	$31,811,322

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $44,182,823)		44,182,392

TOTAL INVESTMENTS IN SECURITIES-118.09% (Cost $280,933,907)		288,748,416
OTHER ASSETS LESS LIABILITIES-(18.09)%		(44,238,941)

NET ASSETS-100.00%		$244,509,475

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$4,309,867	$(4,099,027)	$-	$-	$210,840	$2,910
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	20,042,244	164,357,691	(172,028,865)	-	-	12,371,070	386,491	*
Invesco Private Prime Fund	48,584,214	310,475,393	(327,252,314)	(1,744)	5,773	31,811,322	1,056,786	*

Total	$68,626,458	$479,142,951	$(503,380,206)	$(1,744)	$5,773	$44,393,232	$1,446,187

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco S&P MidCap 400® Pure Value ETF (RFV)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-0.53%
Frontier Communications Parent, Inc.(b)(c)	59,294	$1,336,487

Consumer Discretionary-35.22%
Adient PLC(b)(c)	115,437	4,264,243
Dana, Inc.(c)	262,396	3,880,837
Foot Locker, Inc.(c)	131,003	5,500,816
Gap, Inc. (The)(c)	278,914	2,677,574
Goodyear Tire & Rubber Co. (The)(b)(c)	766,307	8,176,496
Graham Holdings Co., Class B(c)	6,348	3,653,718
KB Home	205,792	9,017,805
Kohl’s Corp.(c)	239,961	5,286,341
Lear Corp.(c)	21,129	2,697,328
Lithia Motors, Inc., Class A(c)	24,618	5,437,870
Macy’s, Inc.(c)	206,154	3,368,556
Nordstrom, Inc.(c)	181,004	2,798,322
PVH Corp.	78,482	6,734,540
Skechers U.S.A., Inc., Class A(b)(c)	32,073	1,705,963
Taylor Morrison Home Corp., Class A(b)	222,319	9,579,726
Thor Industries, Inc.(c)	68,832	5,439,105
Toll Brothers, Inc.	85,122	5,440,147
Topgolf Callaway Brands Corp.(b)(c)	109,180	2,420,521

		88,079,908

Consumer Staples-2.01%
Pilgrim’s Pride Corp.(b)(c)	154,454	3,523,096
Post Holdings, Inc.(b)(c)	16,531	1,495,890

		5,018,986

Financials-14.82%
Associated Banc-Corp(c)	67,791	1,208,714
Brighthouse Financial, Inc.(b)	131,812	5,826,090
CNO Financial Group, Inc.	70,858	1,590,054
Essent Group Ltd.	41,454	1,760,551
F.N.B. Corp.(c)	121,198	1,391,353
First American Financial Corp.	49,805	2,869,266
Janus Henderson Group PLC(c)	82,331	2,136,490
Kemper Corp.	33,669	1,637,997
MGIC Investment Corp.	151,774	2,256,879
Navient Corp.	226,971	3,754,100
New York Community Bancorp, Inc.(c)	352,000	3,762,880
Old Republic International Corp.	89,752	2,268,033
Reinsurance Group of America, Inc.	10,721	1,525,813
Starwood Property Trust, Inc.(c)	74,562	1,333,914
Unum Group	89,066	3,758,585

		37,080,719

Health Care-7.49%
Enovis Corp.(b)(c)	64,528	3,758,756
Patterson Cos., Inc.	84,035	2,278,189
Perrigo Co. PLC.	74,386	2,766,415
Syneos Health, Inc.(b)	102,809	4,036,282
Tenet Healthcare Corp.(b)	80,338	5,890,382

		18,730,024

Industrials-11.18%
Fluor Corp.(b)(c)	71,419	2,075,436
GXO Logistics, Inc.(b)(c)	45,594	2,422,409
Hertz Global Holdings, Inc.(b)(c)	82,652	1,378,635
JetBlue Airways Corp.(b)	791,296	5,649,853

	Shares	Value

Industrials-(continued)
ManpowerGroup, Inc.	51,887	$3,928,365
Ryder System, Inc.	47,492	3,759,467
Univar Solutions, Inc.(b)	101,869	3,616,350
XPO, Inc.(b)	116,016	5,125,587

		27,956,102

Information Technology-14.44%
Arrow Electronics, Inc.(b)	51,433	5,885,478
Avnet, Inc.	142,843	5,893,702
Coherent Corp.(b)	50,118	1,711,029
Jabil, Inc.	49,903	3,899,919
Kyndryl Holdings, Inc.(b)(c)	229,674	3,321,086
MKS Instruments, Inc.(c)	19,432	1,629,762
NCR Corp.(b)(c)	143,224	3,192,463
TD SYNNEX Corp.	53,936	4,802,461
Vishay Intertechnology, Inc.	59,362	1,263,817
Xerox Holdings Corp.	287,641	4,507,335

		36,107,052

Materials-7.46%
Alcoa Corp.	36,980	1,373,437
Avient Corp.	60,853	2,343,449
Cleveland-Cliffs, Inc.(b)(c)	379,395	5,835,095
Greif, Inc., Class A(c)	33,288	2,090,154
United States Steel Corp.	306,232	7,006,588

		18,648,723

Real Estate-5.51%
Cousins Properties, Inc.(c)	78,538	1,712,914
Jones Lang LaSalle, Inc.(b)(c)	18,579	2,583,224
Kilroy Realty Corp.	38,809	1,134,775
Medical Properties Trust, Inc.(c)	171,142	1,500,915
Park Hotels & Resorts, Inc.(c)	328,389	3,957,088
Sabra Health Care REIT, Inc.	101,237	1,154,102
Vornado Realty Trust(c)	115,412	1,732,334

		13,775,352

Utilities-1.27%
Southwest Gas Holdings, Inc.	23,135	1,295,560
UGI Corp.(c)	55,914	1,894,366

		3,189,926

Total Common Stocks & Other Equity Interests (Cost $271,309,816)		249,923,279

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $110,321)	110,321	110,321

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $271,420,137)		250,033,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P MidCap 400® Pure Value ETF (RFV)–(continued)

April 30, 2023

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-20.41%
Invesco Private Government Fund, 4.83%(d)(e)(f)	14,295,372	$14,295,372
Invesco Private Prime Fund, 4.99%(d)(e)(f)	36,759,529	36,759,529

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $51,057,268)		51,054,901

TOTAL INVESTMENTS IN SECURITIES-120.38% (Cost $322,477,405)		301,088,501
OTHER ASSETS LESS LIABILITIES-(20.38)%		(50,983,139)

NET ASSETS-100.00%.		$250,105,362

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$89,315	$4,929,290	$(4,908,284)	$-	$-	$110,321	$2,241
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	7,518,534	117,811,516	(111,034,678)	-	-	14,295,372	359,521	*
Invesco Private Prime Fund	17,532,140	214,967,246	(195,734,051)	(4,019)	(1,787)	36,759,529	983,077	*

Total	$25,139,989	$337,708,052	$(311,677,013)	$(4,019)	$(1,787)	$51,165,222	$1,344,839

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Communication Services-1.73%
ATN International, Inc.	17,455	$631,347
Cars.com, Inc.(b)	45,106	882,725

		1,514,072

Consumer Discretionary-8.46%
Adtalem Global Education, Inc.(b)(c)	23,607	957,736
Cavco Industries, Inc.(b)(c)	2,961	888,951
Ethan Allen Interiors, Inc.(c)	20,230	565,024
Green Brick Partners, Inc.(b)(c)	42,387	1,579,764
Jack in the Box, Inc.	10,310	955,634
Monarch Casino & Resort, Inc.(c)	12,396	859,787
Stride, Inc.(b)(c)	16,473	707,680
XPEL, Inc.(b)(c)(d)	12,238	894,108

		7,408,684

Consumer Staples-5.71%
Cal-Maine Foods, Inc.	17,010	807,975
elf Beauty, Inc.(b)	14,600	1,354,296
Hostess Brands, Inc.(b)	16,935	436,246
Medifast, Inc.(c)	4,182	383,280
MGP Ingredients, Inc.	7,158	706,351
Simply Good Foods Co. (The)(b)	20,657	751,295
Tootsie Roll Industries, Inc.(c)	13,659	558,380

		4,997,823

Energy-11.81%
Civitas Resources, Inc.(c)	22,852	1,577,930
Comstock Resources, Inc.(c)	130,234	1,497,691
CONSOL Energy, Inc.	6,930	411,226
Dorian LPG Ltd	55,208	1,226,722
Northern Oil and Gas, Inc.	30,773	1,020,740
Ranger Oil Corp.	20,064	826,637
REX American Resources Corp.(b)	43,638	1,234,519
RPC, Inc.	47,582	351,631
SM Energy Co.	40,048	1,124,548
Vital Energy, Inc.(b)(c)	22,924	1,066,654

		10,338,298

Financials-13.33%
ARMOUR Residential REIT, Inc.(c)	247,026	1,259,833
Avantax, Inc.(b)	26,838	680,880
BancFirst Corp.	5,795	462,962
Bancorp, Inc. (The)(b)(c)	13,693	436,944
Banner Corp.	5,115	255,341
City Holding Co.	4,678	426,587
CVB Financial Corp.(c)	12,701	190,134
Dime Community Bancshares, Inc.(c)	17,658	363,755
First Bancorp.	53,104	623,972
Hanmi Financial Corp.	29,286	473,262
Heritage Financial Corp.	12,762	224,739
Mr. Cooper Group, Inc.(b)	28,930	1,339,459
NBT Bancorp, Inc.(c)	11,469	369,760
OFG Bancorp	33,994	869,226
Palomar Holdings, Inc.(b)(c)	12,662	636,392
Piper Sandler Cos.	5,544	750,879
Preferred Bank	7,336	352,715
ServisFirst Bancshares, Inc.	5,796	292,698

	Shares	Value
Financials-(continued)
Stellar Bancorp, Inc.(c)	18,620	$427,143
StoneX Group, Inc.(b)	12,541	1,229,896

		11,666,577

Health Care-18.84%
AdaptHealth Corp.(b)(c)	31,320	372,082
Addus HomeCare Corp.(b)	3,482	284,619
AMN Healthcare Services, Inc.(b)	9,620	830,687
Amphastar Pharmaceuticals, Inc.(b)(c)	23,778	850,539
Arcus Biosciences, Inc.(b)(c)	19,777	353,020
Catalyst Pharmaceuticals, Inc.(b)	78,126	1,243,766
Collegium Pharmaceutical, Inc.(b)	16,957	394,589
Corcept Therapeutics, Inc.(b)(c)	29,366	661,616
Cross Country Healthcare, Inc.(b)(c)	46,507	1,022,224
Cytokinetics, Inc.(b)	27,308	1,021,319
Dynavax Technologies Corp.(b)(c)	94,081	979,383
Ensign Group, Inc. (The)	8,899	864,004
Innoviva, Inc.(b)(c)	57,248	671,519
iTeos Therapeutics, Inc.(b)	89,664	1,231,983
NextGen Healthcare, Inc.(b)	20,723	346,903
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(e)	2,880	0
OmniAb Operations, Inc., Rts., expiring 11/02/2027(b)(c)(e)	2,881	0
Pacira BioSciences, Inc.(b)	7,403	335,430
REGENXBIO, Inc.(b)(c)	33,358	645,811
Supernus Pharmaceuticals, Inc.(b)	16,880	622,197
uniQure N.V. (Netherlands)(b)(c)	29,639	575,293
Veradigm, Inc.(b)(c)	25,719	321,230
Vir Biotechnology, Inc.(b)(c)	64,624	1,625,294
Xencor, Inc.(b)(c)	13,510	357,204
Zynex, Inc.(b)(c)	77,176	882,893

		16,493,605

Industrials-16.64%
AAON, Inc.(c)	8,615	844,270
Aerojet Rocketdyne Holdings, Inc.(b)(c)	6,856	386,747
AeroVironment, Inc.(b)	4,168	419,676
Applied Industrial Technologies, Inc.	3,656	495,973
Boise Cascade Co.	15,653	1,069,256
Comfort Systems USA, Inc.	7,171	1,071,993
Encore Wire Corp.(c)	8,498	1,328,492
EnPro Industries, Inc.	4,478	422,141
Forward Air Corp.	6,729	709,977
Franklin Electric Co., Inc.	4,703	420,777
Hillenbrand, Inc.(c)	8,818	402,277
Lindsay Corp.	4,992	602,734
Marten Transport Ltd.	35,600	718,764
Matson, Inc.	18,460	1,255,834
Mueller Industries, Inc.(c)	14,408	1,035,215
NV5 Global, Inc.(b)(c)	3,957	374,847
PGT Innovations, Inc.(b)(c)	40,651	1,043,105
Sun Country Airlines Holdings, Inc.(b)(c)	33,386	658,706
Titan International, Inc.(b)(c)	58,124	567,290
Verra Mobility Corp.(b)(c)	43,649	739,850

		14,567,924

Information Technology-17.06%
A10 Networks, Inc.	20,949	296,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)–(continued)

April 30, 2023

	Shares	Value
Information Technology-(continued)
Advanced Energy Industries, Inc.(c)	11,778	$1,018,797
Agilysys, Inc.(b)	6,650	518,966
Alpha & Omega Semiconductor Ltd.(b)(c)	23,641	564,547
Axcelis Technologies, Inc.(b)(c)	17,154	2,029,318
Badger Meter, Inc.	3,758	497,296
Clearfield, Inc.(b)(c)	12,692	554,387
CTS Corp.(c)	10,618	416,332
Digi International, Inc.(b)(c)	12,631	380,951
Diodes, Inc.(b)	6,067	483,540
DoubleVerify Holdings, Inc.(b)(c)	33,924	998,044
Extreme Networks, Inc.(b)	18,217	323,898
Fabrinet (Thailand)(b)(c)	5,144	488,423
Harmonic, Inc.(b)(c)	47,126	664,005
Kulicke & Soffa Industries, Inc. (Singapore)(c)	19,033	907,113
MaxLinear, Inc.(b)	11,440	276,047
NetScout Systems, Inc.(b)	10,155	276,317
Onto Innovation, Inc.(b)(c)	6,333	512,846
Photronics, Inc.(b)	49,210	711,577
Plexus Corp.(b)	5,044	441,199
Progress Software Corp.	9,858	541,007
Rambus, Inc.(b)	28,814	1,277,613
SPS Commerce, Inc.(b)	2,506	369,134
Veeco Instruments, Inc.(b)(c)	20,907	385,107

		14,932,683

Materials-3.97%
American Vanguard Corp.	25,088	482,944
Hawkins, Inc.	22,355	901,801
Innospec, Inc.(c)	4,560	463,433
Kaiser Aluminum Corp.(c)	9,708	638,010
Livent Corp.(b)(c)	16,830	367,735
Myers Industries, Inc.	32,838	622,280

		3,476,203

	Shares	Value
Real Estate-1.51%
Marcus & Millichap, Inc.(c)	17,255	$543,015
St. Joe Co. (The)	19,056	783,201

		1,326,216

Utilities-0.95%
SJW Group	5,328	404,502
Unitil Corp.	7,729	429,655

		834,157

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $90,853,758)		87,556,242

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-31.57%
Invesco Private Government Fund, 4.83%(f)(g)(h)	7,134,462	7,134,462
Invesco Private Prime Fund, 4.99%(f)(g)(h)	20,506,800	20,506,800

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $27,643,030)		27,641,262

TOTAL INVESTMENTS IN SECURITIES-131.58% (Cost $118,496,788)		115,197,504
OTHER ASSETS LESS LIABILITIES-(31.58)%		(27,645,256)

NET ASSETS-100.00%.		$87,552,248

Investment Abbreviations:

REIT-Real Estate Investment Trust

Rts. -Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2023 represented 1.02% of the Fund’s Net Assets.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$56,928	$3,041,411	$(3,098,339)	$-	$-	$-	$1,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$11,064,178	$44,893,951	$(48,823,667)	$-	$-	$7,134,462	$260,856	*
Invesco Private Prime Fund	25,804,690	85,356,743	(90,657,665)	(3,151)	6,183	20,506,800	708,337	*

Total	$36,925,796	$133,292,105	$(142,579,671)	$(3,151)	$6,183	$27,641,262	$970,324

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Communication Services-6.88%
AMC Networks, Inc., Class A(b)	178,719	$3,161,539
Consolidated Communications Holdings, Inc.(b)	476,733	1,844,957
E.W. Scripps Co. (The), Class A(b)(c)	189,929	1,601,101
Gannett Co., Inc.(b)	670,351	1,273,667
Lumen Technologies, Inc.(c)	1,739,584	4,122,814
Marcus Corp. (The)(c)	53,727	941,297
Scholastic Corp.	18,228	701,231
Telephone & Data Systems, Inc.	364,147	3,641,470
Thryv Holdings, Inc.(b)(c)	59,671	1,340,211

		18,628,287

Consumer Discretionary-29.52%
Aaron’s Co., Inc. (The)	313,760	4,188,696
Abercrombie & Fitch Co., Class A(b)(c)	89,293	2,101,957
American Axle & Manufacturing Holdings, Inc.(b)(c)	162,956	1,165,135
American Eagle Outfitters, Inc.(c)	74,027	991,222
America’s Car-Mart, Inc.(b)(c)	40,798	3,279,751
Big Lots, Inc.(c)	201,990	1,815,890
Caleres, Inc.(c)	75,428	1,719,758
Century Communities, Inc.	68,686	4,625,315
Chico’s FAS, Inc.(b)(c)	196,400	989,856
Children’s Place, Inc. (The)(b)(c)	50,467	1,495,842
Designer Brands, Inc., Class A(c)	145,015	1,187,673
El Pollo Loco Holdings, Inc.(c)	63,460	591,447
Genesco, Inc.(b)(c)	56,272	1,950,388
G-III Apparel Group Ltd.(b)(c)	280,389	4,402,107
Group 1 Automotive, Inc.(c)	13,100	2,940,688
Guess?, Inc.	46,460	875,771
Hanesbrands, Inc.(c)	327,376	1,715,450
La-Z-Boy, Inc.(c)	63,166	1,814,759
LGI Homes, Inc.(b)(c)	7,215	857,142
M.D.C. Holdings, Inc.	93,877	3,846,141
M/I Homes, Inc.(b)	88,962	6,017,390
MarineMax, Inc.(b)(c)	93,180	2,713,402
Meritage Homes Corp.	25,909	3,317,648
ODP Corp. (The)(b)	46,321	2,001,530
Patrick Industries, Inc.	43,745	3,002,219
Sally Beauty Holdings, Inc.(b)(c)	111,653	1,588,822
Shoe Carnival, Inc.(c)	52,208	1,213,836
Signet Jewelers Ltd	19,169	1,410,455
Sleep Number Corp.(b)(c)	33,811	762,438
Sonic Automotive, Inc., Class A(c)	42,031	1,871,220
Standard Motor Products, Inc.	25,743	927,006
Tri Pointe Homes, Inc.(b)	160,496	4,603,025
Upbound Group, Inc.	67,385	1,796,484
Urban Outfitters, Inc.(b)(c)	41,149	1,113,492
Wolverine World Wide, Inc.(c)	220,713	3,694,736
Zumiez, Inc.(b)(c)	73,591	1,286,739

		79,875,430

Consumer Staples-4.61%
B&G Foods, Inc.(c)	129,801	2,082,008
Fresh Del Monte Produce, Inc.	130,228	3,738,846
Seneca Foods Corp., Class A(b)(c)	43,298	2,060,985
SpartanNash Co.	66,816	1,638,328

	Shares	Value
Consumer Staples-(continued)
United Natural Foods, Inc.(b)	55,794	$1,521,502
Universal Corp.	25,940	1,423,847

		12,465,516

Energy-3.98%
Bristow Group, Inc.(b)	62,186	1,391,100
DMC Global, Inc.(b)	61,885	1,172,102
Helix Energy Solutions Group, Inc.(b)	183,356	1,329,331
Oil States International, Inc.(b)	329,596	2,320,356
Par Pacific Holdings, Inc.(b)	83,079	1,946,541
World Fuel Services Corp.	110,142	2,603,757

		10,763,187

Financials-12.17%
Ambac Financial Group, Inc.(b)	80,166	1,278,648
Apollo Commercial Real Estate Finance, Inc.(c)	96,265	974,202
Bread Financial Holdings, Inc.(c)	46,102	1,272,415
Encore Capital Group, Inc.(b)(c)	25,138	1,291,590
Enova International, Inc.(b)	18,345	805,712
EZCORP, Inc., Class A(b)(c)	230,571	1,985,216
Genworth Financial, Inc., Class A(b)	788,535	4,581,388
Green Dot Corp., Class A(b)(c)	46,402	797,650
Hilltop Holdings, Inc.(c)	25,347	786,264
HomeStreet, Inc.	31,555	307,977
Hope Bancorp, Inc.	67,476	614,032
LendingTree, Inc.(b)(c)	50,753	1,209,444
PacWest Bancorp	120,312	1,221,167
ProAssurance Corp.	44,930	806,943
PROG Holdings, Inc.(b)(c)	86,457	2,613,595
Radian Group, Inc.(c)	70,758	1,717,297
Ready Capital Corp.(c)	65,409	701,839
SiriusPoint Ltd. (Bermuda)(b)(c)	217,432	1,889,484
Stewart Information Services Corp.(c)	76,057	3,167,774
United Fire Group, Inc.	35,802	963,074
Universal Insurance Holdings, Inc.	142,811	2,202,146
World Acceptance Corp.(b)(c)	17,335	1,749,101

		32,936,958

Health Care-3.15%
Emergent BioSolutions, Inc.(b)(c)	261,253	2,306,864
Enhabit, Inc.(b)(c)	237,250	2,906,312
Orthofix Medical, Inc.(b)(c)	36,630	689,743
Owens & Minor, Inc.(b)	101,103	1,571,141
Phibro Animal Health Corp., Class A	67,638	1,052,447

		8,526,507

Industrials-17.68%
ABM Industries, Inc.	29,858	1,271,354
Allegiant Travel Co.(b)(c)	11,940	1,240,685
American Woodmark Corp.(b)(c)	33,329	1,683,781
ArcBest Corp.(c)	20,963	1,978,907
AZZ, Inc.	21,315	804,215
CoreCivic, Inc.(b)(c)	97,179	854,203
Deluxe Corp.(c)	112,937	1,710,996
DXP Enterprises, Inc.(b)	80,211	2,021,317
GEO Group, Inc. (The)(b)(c)	139,891	1,053,379
GMS, Inc.(b)(c)	27,492	1,596,186
Granite Construction, Inc.(c)	21,869	833,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P SmallCap 600® Pure Value ETF (RZV)–(continued)

April 30, 2023

	Shares	Value
Industrials-(continued)
Greenbrier Cos., Inc. (The)	60,962	$1,612,445
Harsco Corp.(b)(c)	317,366	2,180,304
Hawaiian Holdings, Inc.(b)(c)	59,799	498,126
Heidrick & Struggles International, Inc.	45,441	1,141,023
HNI Corp.(c)	30,700	797,586
Interface, Inc.	94,646	742,025
Kaman Corp.	75,963	1,676,503
KAR Auction Services, Inc.(b)(c)	79,280	1,073,451
Kelly Services, Inc., Class A	241,475	3,962,605
MillerKnoll, Inc.(c)	93,463	1,589,806
Pitney Bowes, Inc.(c)	260,994	916,089
Powell Industries, Inc.	34,298	1,373,978
Proto Labs, Inc.(b)(c)	41,875	1,204,744
Resideo Technologies, Inc.(b)(c)	162,961	2,900,706
RXO, Inc.(b)	94,916	1,717,030
SkyWest, Inc.(b)	219,567	6,213,746
TrueBlue, Inc.(b)(c)	114,587	1,735,993
Veritiv Corp.(c)	12,648	1,452,876

		47,837,924

Information Technology-6.21%
Benchmark Electronics, Inc.	86,081	1,837,829
Cerence, Inc.(b)(c)	49,368	1,261,352
Comtech Telecommunications Corp.	138,679	1,435,328
Ebix, Inc.(c)	102,738	1,670,520
Ichor Holdings Ltd.(b)	29,407	818,985
Insight Enterprises, Inc.(b)	16,487	1,994,103
NETGEAR, Inc.(b)	62,605	884,609
PC Connection, Inc.	21,703	873,980
ScanSource, Inc.(b)	98,398	2,691,185
SMART Global Holdings, Inc.(b)(c)	59,269	913,928
TTM Technologies, Inc.(b)	83,040	980,702
Viasat, Inc.(b)(c)	41,129	1,440,749

		16,803,270

Materials-9.70%
AdvanSix, Inc.	26,768	1,008,618
Arconic Corp.(b)	101,885	2,521,654
Century Aluminum Co.(b)(c)	282,454	2,426,280
Clearwater Paper Corp.(b)	65,933	2,380,181
Koppers Holdings, Inc.	70,051	2,298,373
Mativ Holdings, Inc., Class A(c)	123,579	2,393,725
Minerals Technologies, Inc.	11,607	687,831
Olympic Steel, Inc.(c)	105,374	4,907,267
Rayonier Advanced Materials, Inc.(b)(c)	411,123	2,236,509
SunCoke Energy, Inc.	266,955	2,076,910
Tredegar Corp.(c)	175,696	1,648,029
Trinseo PLC	91,881	1,664,884

		26,250,261

Investment Abbreviations:

REIT-Real Estate Investment Trust

	Shares	Value

Real Estate-6.06%
Anywhere Real Estate, Inc.(b)(c)	551,570	$3,513,501
Brandywine Realty Trust	178,753	702,499
Cushman & Wakefield PLC(b)(c)	186,337	1,835,420
Douglas Elliman, Inc.(c)	649,495	2,071,889
Hudson Pacific Properties, Inc.(c)	144,004	800,662
JBG SMITH Properties, (Acquired 03/17/2023; Cost $964,059)(c)(d)	67,292	960,257
Office Properties Income Trust	113,973	743,104
Orion Office REIT, Inc.	74,807	459,315
Pebblebrook Hotel Trust(c)	121,328	1,726,497
RE/MAX Holdings, Inc., Class A	75,061	1,449,428
Safehold, Inc.(b)	1	32
Service Properties Trust	111,239	975,566
SL Green Realty Corp.	49,643	1,175,050

		16,413,220

Total Common Stocks & Other Equity Interests (Cost $291,272,413)		270,500,560

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(e)(f) (Cost $10,655)	10,655	10,655

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $291,283,068)		270,511,215

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-25.22%
Invesco Private Government Fund, 4.83%(e)(f)(g)	19,104,887	19,104,887
Invesco Private Prime Fund, 4.99%(e)(f)(g)	49,126,853	49,126,853

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $68,237,745)		68,231,740

TOTAL INVESTMENTS IN SECURITIES-125.18% (Cost $359,520,813)		338,742,955
OTHER ASSETS LESS LIABILITIES-(25.18)%		(68,135,083)

NET ASSETS-100.00%.		$270,607,872

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P SmallCap 600® Pure Value ETF (RZV)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)	Restricted security. The value of this security at April 30, 2023 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Invesco Mortgage Capital, Inc.	$485,636	$194,259	$(525,369)	$263,000	$(417,526)	$-	$59,639
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	104,095	10,431,160	(10,524,600)	-	-	10,655	3,430
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	16,991,207	125,064,587	(122,950,907)	-	-	19,104,887	556,944	*
Invesco Private Prime Fund	39,656,595	249,630,349	(240,155,899)	(8,320)	4,128	49,126,853	1,522,691	*

Total	$57,237,533	$385,320,355	$(374,156,775)	$254,680	$(413,398)	$68,242,395	$2,142,704

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

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35

Statements of Assets and Liabilities

April 30, 2023

	Invesco S&P 500® Pure Growth ETF (RPG)	Invesco S&P 500® Pure Value ETF (RPV)	Invesco S&P 500® Top 50 ETF (XLG)
Assets:
Unaffiliated investments in securities, at value(a)	$1,951,785,531	$2,675,792,415	$2,192,756,612
Affiliated investments in securities, at value	55,540,673	326,088,566	38,686,783
Cash	-	4,152	-
Receivable for:
Dividends	1,818,230	3,817,679	1,619,552
Securities lending	7,446	42,646	6,522
Investments sold	54,768,469	18,271,912	-
Fund shares sold	-	760,124	3,183,071

Total assets	2,063,920,349	3,024,777,494	2,236,252,540

Liabilities:
Due to custodian	108	-	675,506
Payable for:
Investments purchased	-	759,376	3,182,625
Collateral upon return of securities loaned	54,417,350	285,755,895	38,686,946
Fund shares repurchased	54,870,518	18,287,719	-
Accrued unitary management fees	586,676	820,186	321,851

Total liabilities	109,874,652	305,623,176	42,866,928

Net Assets	$1,954,045,697	$2,719,154,318	$2,193,385,612

Net assets consist of:
Shares of beneficial interest	$2,654,144,756	$3,624,254,295	$2,012,640,501
Distributable earnings (loss)	(700,099,059)	(905,099,977)	180,745,111

Net Assets	$1,954,045,697	$2,719,154,318	$2,193,385,612

Shares outstanding (unlimited amount authorized, $0.01 par value)	12,820,299	35,772,836	6,890,785
Net asset value	$152.42	$76.01	$318.31

Market price	$152.40	$76.00	$318.19

Unaffiliated investments in securities, at cost	$1,868,000,134	$2,999,828,492	$1,901,307,828

Affiliated investments in securities, at cost	$55,540,673	$339,110,818	$38,686,946

(a) Includes securities on loan with an aggregate value of:	$53,574,320	$282,892,064	$38,548,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P MidCap 400® Pure Growth ETF (RFG)	Invesco S&P MidCap 400® Pure Value ETF (RFV)	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	Invesco S&P SmallCap 600® Pure Value ETF (RZV)

$244,355,184	$249,923,279	$87,556,242	$270,500,560
44,393,232	51,165,222	27,641,262	68,242,395
-	-	-	-

10,801	140,235	57,854	176,281
4,004	7,420	3,036	9,165
-	-	-	-
-	-	-	-

288,763,221	301,236,156	115,258,394	338,928,401

-	-	37,622	-
-	-	-	-
44,182,823	51,057,268	27,643,030	68,237,745
-	-	-	-
70,923	73,526	25,494	82,784

44,253,746	51,130,794	27,706,146	68,320,529

$244,509,475	$250,105,362	$87,552,248	$270,607,872

$496,280,506	$345,024,365	$229,572,514	$466,841,160
(251,771,031)	(94,919,003)	(142,020,266)	(196,233,288)

$244,509,475	$250,105,362	$87,552,248	$270,607,872

1,340,021	2,670,499	760,004	3,060,040
$182.47	$93.65	$115.20	$88.43

$182.42	$93.60	$115.18	$88.38

$236,540,244	$271,309,816	$90,853,758	$291,272,413

$44,393,663	$51,167,589	$27,643,030	$68,248,400

$43,509,899	$50,425,689	$27,351,852	$67,298,242

37

Statements of Operations

For the year ended April 30, 2023

	Invesco S&P 500® Pure Growth ETF (RPG)	Invesco S&P 500® Pure Value ETF (RPV)	Invesco S&P 500® Top 50 ETF (XLG)
Investment income:
Unaffiliated dividend income	$34,578,319	$94,091,520	$28,069,000
Affiliated dividend income	31,680	1,663,327	17,698
Securities lending income, net	122,770	430,816	63,096
Foreign withholding tax	-	-	-

Total investment income	34,732,769	96,185,663	28,149,794

Expenses:
Unitary management fees	7,829,055	12,161,217	3,912,473
Other expenses	-	52	-

Total expenses	7,829,055	12,161,269	3,912,473

Less: Waivers	(1,060)	(2,592)	(663)

Net expenses	7,827,995	12,158,677	3,911,810

Net investment income	26,904,774	84,026,986	24,237,984

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(412,484,381)	(198,177,488)	(49,072,905)
Affiliated investment securities	6,244	(161,215)	4,296
Unaffiliated in-kind redemptions	70,312,766	251,921,258	181,005,410
Affiliated in-kind redemptions	-	(1,889,640)	-

Net realized gain (loss)	(342,165,371)	51,692,915	131,936,801

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	246,777,888	(367,148,855)	(128,618,160)
Affiliated investment securities	(7,532)	(2,889,443)	(4,506)

Change in net unrealized appreciation (depreciation)	246,770,356	(370,038,298)	(128,622,666)

Net realized and unrealized gain (loss)	(95,395,015)	(318,345,383)	3,314,135

Net increase (decrease) in net assets resulting from operations	$(68,490,241)	$(234,318,397)	$27,552,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P MidCap 400® Pure Growth ETF (RFG)	Invesco S&P MidCap 400® Pure Value ETF (RFV)	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	Invesco S&P SmallCap 600® Pure Value ETF (RZV)

$2,875,611	$3,946,760	$2,057,744	$5,162,177
2,910	2,241	1,131	63,069
231,530	64,085	49,786	116,277
-	-	(6,539)	-

3,110,051	4,013,086	2,102,122	5,341,523

912,908	646,634	355,519	1,010,760
-	-	-	-

912,908	646,634	355,519	1,010,760

(104)	(82)	(49)	(168)

912,804	646,552	355,470	1,010,592

2,197,247	3,366,534	1,746,652	4,330,931

(50,100,411)	(14,148,324)	(29,167,733)	(33,878,031)
5,773	(1,787)	6,183	(394,616)
13,355,036	14,815,174	785,692	21,736,850
-	-	-	(18,782)

(36,739,602)	665,063	(28,375,858)	(12,554,579)

27,634,269	(11,155,193)	20,042,429	(11,721,395)
(1,744)	(4,019)	(3,151)	254,680

27,632,525	(11,159,212)	20,039,278	(11,466,715)

(9,107,077)	(10,494,149)	(8,336,580)	(24,021,294)

$(6,909,830)	$(7,127,615)	$(6,589,928)	$(19,690,363)

39

Statements of Changes in Net Assets

For the years ended April 30, 2023 and 2022

	Invesco S&P 500® Pure Growth ETF (RPG)		Invesco S&P 500® Pure Value ETF (RPV)
	2023	2022	2023	2022
Operations:
Net investment income	$26,904,774	$1,727,132	$84,026,986	$62,020,153
Net realized gain (loss)	(342,165,371)	492,853,142	51,692,915	297,854,254
Change in net unrealized appreciation (depreciation)	246,770,356	(765,698,312)	(370,038,298)	(243,626,596)

Net increase (decrease) in net assets resulting from operations	(68,490,241)	(271,118,038)	(234,318,397)	116,247,811

Distributions to Shareholders from:
Distributable earnings	(26,468,365)	(119,825)	(90,174,466)	(51,458,072)

Shareholder Transactions:
Proceeds from shares sold	378,316,431	1,901,217,760	2,089,690,422	3,495,329,984
Value of shares repurchased	(611,648,460)	(1,998,029,879)	(2,819,284,239)	(2,025,732,789)

Net increase (decrease) in net assets resulting from share transactions	(233,332,029)	(96,812,119)	(729,593,817)	1,469,597,195

Net increase (decrease) in net assets	(328,290,635)	(368,049,982)	(1,054,086,680)	1,534,386,934

Net assets:
Beginning of year	2,282,336,332	2,650,386,314	3,773,240,998	2,238,854,064

End of year	$1,954,045,697	$2,282,336,332	$2,719,154,318	$3,773,240,998

Changes in Shares Outstanding:
Shares sold	2,420,000	9,250,000	26,000,000	43,130,000
Shares repurchased	(3,980,000)	(10,220,000)	(36,460,000)	(26,030,000)
Shares outstanding, beginning of year	14,380,299	15,350,299	46,232,836	29,132,836

Shares outstanding, end of year	12,820,299	14,380,299	35,772,836	46,232,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P 500® Top 50 ETF (XLG)		Invesco S&P Midcap 400® Pure Growth ETF (RFG)
2023	2022	2023	2022

$24,237,984	$22,300,799	$2,197,247	$510,612
131,936,801	187,208,389	(36,739,602)	43,354,521
(128,622,666)	(231,467,737)	27,632,525	(113,800,161)

27,552,119	(21,958,549)	(6,909,830)	(69,935,028)

(24,431,724)	(22,288,877)	(2,522,850)	(290,367)

482,329,812	722,727,072	74,739,971	137,069,734
(431,406,481)	(351,981,215)	(104,531,803)	(187,101,780)

50,923,331	370,745,857	(29,791,832)	(50,032,046)

54,043,726	326,498,431	(39,224,512)	(120,257,441)

2,139,341,886	1,812,843,455	283,733,987	403,991,428

$2,193,385,612	$2,139,341,886	$244,509,475	$283,733,987

1,570,000	2,080,000	400,000	610,000
(1,490,000)	(1,050,000)	(580,000)	(860,000)
6,810,785	5,780,785	1,520,021	1,770,021

6,890,785	6,810,785	1,340,021	1,520,021

41

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2023 and 2022

	Invesco S&P MidCap 400® Pure Value ETF (RFV)		Invesco S&P SmallCap 600® Pure Growth ETF (RZG)
	2023	2022	2023	2022
Operations:
Net investment income	$3,366,534	$3,014,263	$1,746,652	$575,250
Net realized gain (loss)	665,063	21,131,028	(28,375,858)	23,084,396
Change in net unrealized appreciation (depreciation)	(11,159,212)	(32,404,568)	20,039,278	(53,377,250)

Net increase (decrease) in net assets resulting from operations	(7,127,615)	(8,259,277)	(6,589,928)	(29,717,604)

Distributions to Shareholders from:
Distributable earnings	(3,557,631)	(2,774,070)	(1,764,418)	(432,797)

Shareholder Transactions:
Proceeds from shares sold	302,276,858	134,036,525	27,645,743	129,783,035
Value of shares repurchased	(181,654,210)	(146,614,490)	(40,900,625)	(128,659,135)

Net increase (decrease) in net assets resulting from share transactions	120,622,648	(12,577,965)	(13,254,882)	1,123,900

Net increase (decrease) in net assets	109,937,402	(23,611,312)	(21,609,228)	(29,026,501)

Net assets:
Beginning of year	140,167,960	163,779,272	109,161,476	138,187,977

End of year	$250,105,362	$140,167,960	$87,552,248	$109,161,476

Changes in Shares Outstanding:
Shares sold	3,090,000	1,390,000	220,000	900,000
Shares repurchased	(1,980,000)	(1,580,000)	(340,000)	(890,000)
Shares outstanding, beginning of year	1,560,499	1,750,499	880,004	870,004

Shares outstanding, end of year	2,670,499	1,560,499	760,004	880,004

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P SmallCap 600® Pure Value ETF (RZV)
2023	2022

$4,330,931	$2,987,533
(12,554,579)	57,009,757

(11,466,715)	(51,145,105)

(19,690,363)	8,852,185

(4,215,256)	(2,916,498)

213,867,166	194,344,627
(205,071,420)	(252,069,646)

8,795,746	(57,725,019)

(15,109,873)	(51,789,332)

285,717,745	337,507,077

$270,607,872	$285,717,745

2,290,000	2,030,000
(2,350,000)	(2,710,000)
3,120,040	3,800,040

3,060,040	3,120,040

43

Financial Highlights

Invesco S&P 500® Pure Growth ETF (RPG)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$158.71	$172.66	$116.76	$119.17	$109.10

Net investment income(a)	1.87	0.11	0.34	1.00	0.60
Net realized and unrealized gain (loss) on investments	(6.29)	(14.05)	56.02	(2.28)	10.04

Total from investment operations.	(4.42)	(13.94)	56.36	(1.28)	10.64

Distributions to shareholders from:
Net investment income	(1.87)	(0.01)	(0.46)	(1.13)	(0.57)

Net asset value at end of year	$152.42	$158.71	$172.66	$116.76	$119.17

Market price at end of year(b)	$152.40	$158.73	$172.70	$116.76	$119.19

Net Asset Value Total Return(c)	(2.74)%	(8.08)%	48.37%	(1.02)%	9.79%
Market Price Total Return(c)	(2.77)%	(8.10)%	48.40%	(1.03)%	9.71%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,954,046	$2,282,336	$2,650,386	$2,195,101	$2,842,159
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.20%	0.06%	0.23%	0.84%	0.53%
Portfolio turnover rate(d)	78%	45%	56%	73%	64%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Pure Value ETF (RPV)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$81.61	$76.85	$45.75	$66.34	$66.33

Net investment income(a)	1.91	1.64	1.31	1.65	1.49
Net realized and unrealized gain (loss) on investments.	(5.47)	4.51	31.03	(20.59)	(0.01)

Total from investment operations	(3.56)	6.15	32.34	(18.94)	1.48

Distributions to shareholders from:
Net investment income	(2.04)	(1.39)	(1.24)	(1.65)	(1.47)
Net asset value at end of year	$76.01	$81.61	$76.85	$45.75	$66.34

Market price at end of year(b)	$76.00	$81.60	$76.88	$45.86	$66.36

Net Asset Value Total Return(c)	(4.31)%	8.13%	71.67%	(28.82)%	2.37%
Market Price Total Return(c)	(4.31)%	8.06%	71.32%	(28.67)%	2.33%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,719,154	$3,773,241	$2,238,854	$496,546	$928,883
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.42%	2.04%	2.16%	2.64%	2.29%
Portfolio turnover rate(d)	45%	32%	46%	46%	37%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Financial Highlights–(continued)

Invesco S&P 500® Top 50 ETF (XLG)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$314.11	$313.60	$222.29	$212.34	$187.22

Net investment income(a)	3.65	3.48	3.66	3.70	3.72
Net realized and unrealized gain on investments	4.29	0.53	91.14	9.96	25.18

Total from investment operations	7.94	4.01	94.80	13.66	28.90

Distributions to shareholders from:
Net investment income	(3.74)	(3.50)	(3.49)	(3.71)	(3.78)

Net asset value at end of year	$318.31	$314.11	$313.60	$222.29	$212.34

Market price at end of year(b)	$318.19	$313.84	$313.62	$222.49	$212.32

Net Asset Value Total Return(c)	2.69%	1.21%	42.97%	6.61%	15.64%
Market Price Total Return(c)	2.71%	1.12%	42.85%	6.73%	15.50%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,193,386	$2,139,342	$1,812,843	$1,122,748	$838,904
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	1.24%	1.02%	1.36%	1.71%	1.89%
Portfolio turnover rate(d)	5%	5%	5%	8%	8%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P MidCap 400® Pure Growth ETF (RFG)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$186.66	$228.24	$132.00	$151.86	$154.65

Net investment income(a)	1.53	0.30	0.01	0.95	1.07
Net realized and unrealized gain (loss) on investments	(3.95)	(41.69)	96.56	(19.90)	(2.69)

Total from investment operations	(2.42)	(41.39)	96.57	(18.95)	(1.62)

Distributions to shareholders from:
Net investment income	(1.77)	(0.19)	(0.33)	(0.91)	(1.17)

Net asset value at end of year	$182.47	$186.66	$228.24	$132.00	$151.86

Market price at end of year(b)	$182.42	$186.49	$228.23	$132.20	$151.97

Net Asset Value Total Return(c)	(1.27)%	(18.15)%	73.26%	(12.46)%	(1.05)%
Market Price Total Return(c)	(1.18)%	(18.21)%	72.95%	(12.39)%	(1.07)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$244,509	$283,734	$403,991	$270,607	$493,563
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	0.84%	0.14%	0.01%	0.66%	0.69%
Portfolio turnover rate(d)	81%	83%	73%	94%	86%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Financial Highlights–(continued)

Invesco S&P MidCap 400® Pure Value ETF (RFV)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$89.82	$93.56	$46.79	$69.61	$65.71

Net investment income(a)	1.69	1.75	0.72	1.41	0.81
Net realized and unrealized gain (loss) on investments	3.98 (b)	(3.84)	47.07	(22.86)	3.90

Total from investment operations	5.67	(2.09)	47.79	(21.45)	4.71

Distributions to shareholders from:
Net investment income	(1.84)	(1.65)	(1.02)	(1.37)	(0.81)

Net asset value at end of year.	$93.65	$89.82	$93.56	$46.79	$69.61

Market price at end of year(c)	$93.60	$89.63	$93.64	$46.86	$69.69

Net Asset Value Total Return(d)	6.50%	(2.28)%	103.18%	(30.96)%	7.25%
Market Price Total Return(d)	6.67%	(2.56)%	103.05%	(30.94)%	7.25%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$250,105	$140,168	$163,779	$56,172	$142,737
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.82%	1.85%	1.07%	2.25%	1.20%
Portfolio turnover rate(e)	57%	47%	65%	61%	57%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

	Years Ended April 30,
	2023		2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$124.05		$158.84	$87.82	$115.59	$114.43

Net investment income(a)	2.08	(b)	0.67	0.47	0.74	0.32
Net realized and unrealized gain (loss) on investments	(8.74)		(34.95)	71.04	(27.63)	1.32

Total from investment operations.	(6.66)		(34.28)	71.51	(26.89)	1.64

Distributions to shareholders from:
Net investment income	(2.19)		(0.51)	(0.49)	(0.88)	(0.48)

Net asset value at end of year	$115.20		$124.05	$158.84	$87.82	$115.59

Market price at end of year(c)	$115.18		$123.88	$158.74	$87.97	$115.58

Net Asset Value Total Return(d)	(5.36)%		(21.63)%	81.63%	(23.30)%	1.43%
Market Price Total Return(d)	(5.26)%		(21.68)%	81.22%	(23.16)%	1.26%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$87,552		$109,161	$138,188	$96,608	$236,954
Ratio to average net assets of:
Expenses	0.35%		0.35%	0.35%	0.35%	0.35%
Net investment income	1.72	%(b)	0.43%	0.38%	0.69%	0.26%
Portfolio turnover rate(e)	72%		80%	79%	85%	71%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.73 and 1.43%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$91.58	$88.82	$43.07	$67.47	$71.57

Net investment income(a)	1.35	0.90	0.57	0.68	0.99
Net realized and unrealized gain (loss) on investments	(3.19)	2.75	45.63	(24.39)	(4.02)

Total from investment operations	(1.84)	3.65	46.20	(23.71)	(3.03)

Distributions to shareholders from:
Net investment income	(1.31)	(0.89)	(0.45)	(0.69)	(1.07)

Net asset value at end of year.	$88.43	$91.58	$88.82	$43.07	$67.47

Market price at end of year(b)	$88.38	$91.61	$88.87	$43.14	$67.53

Net Asset Value Total Return(c)	(1.92)%	4.10%	107.66%	(35.31)%	(4.27)%
Market Price Total Return(c)	(2.02)%	4.08%	107.44%	(35.27)%	(4.28)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$270,608	$285,718	$337,507	$81,842	$192,279
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.50%	0.95%	0.86%	1.14%	1.38%
Portfolio turnover rate(d)	62%	54%	74%	70%	52%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco S&P 500® Pure Growth ETF (RPG)	“S&P 500® Pure Growth ETF”

Invesco S&P 500® Pure Value ETF (RPV)	“S&P 500® Pure Value ETF”

Invesco S&P 500® Top 50 ETF (XLG)	“S&P 500® Top 50 ETF”

Invesco S&P MidCap 400® Pure Growth ETF (RFG)	“S&P MidCap 400® Pure Growth ETF”

Invesco S&P MidCap 400® Pure Value ETF (RFV)	“S&P MidCap 400® Pure Value ETF”

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	“S&P SmallCap 600® Pure Growth ETF”

Invesco S&P SmallCap 600® Pure Value ETF (RZV)	“S&P SmallCap 600® Pure Value ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an Underlying Index):

Fund	Underlying Index

S&P 500® Pure Growth ETF	S&P 500® Pure Growth Index

S&P 500® Pure Value ETF	S&P 500® Pure Value Index

S&P 500® Top 50 ETF	S&P 500® Top 50 Index

S&P MidCap 400® Pure Growth ETF	S&P MidCap 400® Pure Growth Index

S&P MidCap 400® Pure Value ETF	S&P MidCap 400® Pure Value Index

S&P SmallCap 600® Pure Growth ETF	S&P SmallCap 600® Pure Growth Index

S&P SmallCap 600® Pure Value ETF	S&P SmallCap 600® Pure Value Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

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Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest

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income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses

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(except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust or the Adviser (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

S&P 500® Pure Growth ETF	$5,445

S&P 500® Pure Value ETF	20,277

S&P 500® Top 50 ETF	5,490

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Amount

S&P MidCap 400® Pure Growth ETF	10,403

S&P MidCap 400® Pure Value ETF	4,184

S&P SmallCap 600® Pure Growth ETF	2,943

S&P SmallCap 600® Pure Value ETF	6,695

J.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Growth Risk. For certain Funds, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Growth securities typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its

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corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because S&P 500® Top 50 ETF is non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Value Investing Risk. For certain Funds, value securities are subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

S&P 500® Pure Growth ETF	0.35%

S&P 500® Pure Value ETF	0.35%

S&P 500® Top 50 ETF	0.20%

S&P MidCap 400® Pure Growth ETF	0.35%

S&P MidCap 400® Pure Value ETF	0.35%

S&P SmallCap 600® Pure Growth ETF	0.35%

S&P SmallCap 600® Pure Value ETF	0.35%

Through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended April 30, 2023, the Adviser waived fees for each Fund in the following amounts:

S&P 500® Pure Growth ETF	$1,060

S&P 500® Pure Value ETF	2,592

S&P 500® Top 50 ETF	663

S&P MidCap 400® Pure Growth ETF	104

S&P MidCap 400® Pure Value ETF	82

S&P SmallCap 600® Pure Growth ETF	49

S&P SmallCap 600® Pure Value ETF	168

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”).

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Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

S&P 500® Pure Growth ETF	$116,260

S&P 500® Pure Value ETF	264,170

S&P 500® Top 50 ETF	2,175

S&P MidCap 400® Pure Growth ETF	47,807

S&P MidCap 400® Pure Value ETF	40,303

S&P SmallCap 600® Pure Growth ETF	23,003

S&P SmallCap 600® Pure Value ETF	58,721

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

For the fiscal year ended April 30, 2023, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

S&P 500® Pure Growth ETF	$18,808,538	$-	$-

S&P MidCap 400® Pure Growth ETF	10,746,521	10,405,397	3,225,286

S&P MidCap 400® Pure Value ETF	1,965,632	3,791,567	(1,940,617)

S&P SmallCap 600® Pure Growth ETF	-	3,289,953	1,040,441

S&P SmallCap 600® Pure Value ETF	5,637,102	174,590	(32,737)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent

54

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
S&P 500® Pure Growth ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,951,785,531	$-	$-	$1,951,785,531
Money Market Funds	1,123,323	54,417,350	-	55,540,673

Total Investments	$1,952,908,854	$54,417,350	$-	$2,007,326,204

S&P 500® Pure Value ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,714,962,353	$-	$-	$2,714,962,353
Money Market Funds	1,188,078	285,730,550	-	286,918,628

Total Investments	$2,716,150,431	$285,730,550	$-	$3,001,880,981

S&P 500® Top 50 ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,192,756,612	$-	$-	$2,192,756,612
Money Market Funds	-	38,686,783	-	38,686,783

Total Investments	$2,192,756,612	$38,686,783	$-	$2,231,443,395

S&P MidCap 400® Pure Growth ETF
Investments in Securities
Common Stocks & Other Equity Interests	$244,355,184	$-	$-	$244,355,184
Money Market Funds	210,840	44,182,392	-	44,393,232

Total Investments	$244,566,024	$44,182,392	$-	$288,748,416

S&P MidCap 400® Pure Value ETF
Investments in Securities
Common Stocks & Other Equity Interests	$249,923,279	$-	$-	$249,923,279
Money Market Funds	110,321	51,054,901	-	51,165,222

Total Investments	$250,033,600	$51,054,901	$-	$301,088,501

S&P SmallCap 600® Pure Growth ETF
Investments in Securities
Common Stocks & Other Equity Interests	$87,556,242	$-	$0	$87,556,242
Money Market Funds	-	27,641,262	-	27,641,262

Total Investments	$87,556,242	$27,641,262	$0	$115,197,504

S&P SmallCap 600® Pure Value ETF
Investments in Securities
Common Stocks & Other Equity Interests	$270,500,560	$-	$-	$270,500,560
Money Market Funds	10,655	68,231,740	-	68,242,395

Total Investments	$270,511,215	$68,231,740	$-	$338,742,955

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2023 and 2022:

	2023	2022
	Ordinary Income*	Ordinary Income*

S&P 500® Pure Growth ETF	$26,468,365	$119,825

S&P 500® Pure Value ETF	90,174,466	51,458,072

S&P 500® Top 50 ETF	24,431,724	22,288,877

S&P MidCap 400® Pure Growth ETF	2,522,850	290,367

S&P MidCap 400® Pure Value ETF	3,557,631	2,774,070

S&P SmallCap 600® Pure Growth ETF	1,764,418	432,797

S&P SmallCap 600® Pure Value ETF	4,215,256	2,916,498

*	Includes short-term capital gain distributions, if any.

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

S&P 500® Pure Growth ETF	$2,043,717	$83,745,093	$(785,887,869)	$2,654,144,756	$1,954,045,697

S&P 500® Pure Value ETF	4,414,943	(341,709,139)	(567,805,781)	3,624,254,295	2,719,154,318

S&P 500® Top 50 ETF	1,798,517	289,634,357	(110,687,763)	2,012,640,501	2,193,385,612

S&P MidCap 400® Pure Growth ETF	-	7,352,615	(259,123,646)	496,280,506	244,509,475

S&P MidCap 400® Pure Value ETF	62,367	(21,579,559)	(73,401,811)	345,024,365	250,105,362

S&P SmallCap 600® Pure Growth ETF	124,687	(3,485,040)	(138,659,913)	229,572,514	87,552,248

S&P SmallCap 600® Pure Value ETF	208,212	(22,902,757)	(173,538,743)	466,841,160	270,607,872

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*

S&P 500® Pure Growth ETF	$432,201,860	$353,686,009	$785,887,869

S&P 500® Pure Value ETF	313,446,664	254,359,117	567,805,781

S&P 500® Top 50 ETF	42,328,049	68,359,714	110,687,763

S&P MidCap 400® Pure Growth ETF	183,134,801	75,988,845	259,123,646

S&P MidCap 400® Pure Value ETF	40,543,335	32,858,476	73,401,811

S&P SmallCap 600® Pure Growth ETF	101,793,178	36,866,735	138,659,913

S&P SmallCap 600® Pure Value ETF	83,388,872	90,149,871	173,538,743

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

S&P 500® Pure Growth ETF	$1,738,310,281	$1,740,358,609

S&P 500® Pure Value ETF	1,556,495,498	1,544,388,007

S&P 500® Top 50 ETF	90,206,210	90,970,370

S&P MidCap 400® Pure Growth ETF	213,872,659	211,681,642

S&P MidCap 400® Pure Value ETF	108,557,781	106,442,961

S&P SmallCap 600® Pure Growth ETF	73,983,513	73,942,646

S&P SmallCap 600® Pure Value ETF	181,192,051	177,875,888

For the fiscal year ended April 30, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

S&P 500® Pure Growth ETF	$377,520,155	$610,618,929

S&P 500® Pure Value ETF	2,076,808,665	2,823,745,133

S&P 500® Top 50 ETF	482,146,891	430,421,471

S&P MidCap 400® Pure Growth ETF	74,639,064	106,616,120

S&P MidCap 400® Pure Value ETF	301,924,707	183,256,958

S&P SmallCap 600® Pure Growth ETF	27,622,840	40,854,272

S&P SmallCap 600® Pure Value ETF	213,608,187	207,276,713

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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As of April 30, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
S&P 500® Pure Growth ETF	$198,492,639	$(114,747,546)	$83,745,093	$1,923,581,111
S&P 500® Pure Value ETF	107,164,002	(448,873,141)	(341,709,139)	3,343,590,120
S&P 500® Top 50 ETF	380,381,083	(90,746,726)	289,634,357	1,941,809,038
S&P MidCap 400® Pure Growth ETF	23,387,010	(16,034,395)	7,352,615	281,395,801
S&P MidCap 400® Pure Value ETF	8,936,258	(30,515,817)	(21,579,559)	322,668,060
S&P SmallCap 600® Pure Growth ETF	7,300,113	(10,785,153)	(3,485,040)	118,682,544
S&P SmallCap 600® Pure Value ETF	18,080,277	(40,983,034)	(22,902,757)	361,645,712

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500® Pure Growth ETF	$-	$(69,798,456)	$69,798,456
S&P 500® Pure Value ETF	-	(233,851,287)	233,851,287
S&P 500® Top 50 ETF	28,407	(180,750,026)	180,721,619
S&P MidCap 400® Pure Growth ETF	105,358	(11,504,247)	11,398,889
S&P MidCap 400® Pure Value ETF	1,188	(14,066,014)	14,064,826
S&P SmallCap 600® Pure Growth ETF	-	127,000	(127,000)
S&P SmallCap 600® Pure Value ETF	-	(19,471,783)	19,471,783

NOTE 9–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P Midcap 400® Pure Growth ETF, Invesco S&P Midcap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P Midcap 400® Pure Growth ETF, Invesco S&P Midcap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF (seven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023, and each of the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
June 26, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500® Pure Growth ETF (RPG)

Actual	$1,000.00	$ 985.70	0.35%	$1.72

Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P 500® Pure Value ETF (RPV)

Actual	1,000.00	976.70	0.35	1.72

Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P 500® Top 50 ETF (XLG)

Actual	1,000.00	1,125.50	0.20	1.05

Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Invesco S&P MidCap 400® Pure Growth ETF (RFG)

Actual	1,000.00	992.60	0.35	1.73

Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P MidCap 400® Pure Value ETF (RFV)

Actual	1,000.00	1,033.20	0.35	1.76

Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76

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Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)
Actual	$1,000.00	$ 958.20	0.35%	$1.70
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P SmallCap 600® Pure Value ETF (RZV)
Actual	1,000.00	993.40	0.35	1.73
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco S&P 500® Pure Growth ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Pure Value ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Top 50 ETF	0%	100%	100%	0%	0%

Invesco S&P MidCap 400® Pure Growth ETF	0%	100%	100%	0%	0%

Invesco S&P MidCap 400® Pure Value ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap 600® Pure Growth ETF	0%	74%	75%	0%	0%

Invesco S&P SmallCap 600® Pure Value ETF	4%	96%	95%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	216	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	216	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	216	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	216	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	216	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	216	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

65

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	216	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

66

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	216	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	216	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

67

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

68

Trustees and Officers–(continued)

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	216	None

*	These are the dates the Interested Trustee began serving the Trust in her current positions. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

69

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

70

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

71

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

72

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF	Invesco S&P 500® Equal Weight Materials ETF
Invesco NASDAQ Internet ETF	Invesco S&P 500® Equal Weight Real Estate ETF
Invesco Raymond James SB-1 Equity ETF	Invesco S&P 500® Equal Weight Technology ETF
Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500® Equal Weight Communication Services ETF	Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P 500® Top 50 ETF
Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P MidCap 400® Equal Weight ETF
Invesco S&P 500® Equal Weight ETF	Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P 500® Equal Weight Financials ETF	Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P 500® Equal Weight Industrials ETF	Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

73

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600 ® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Raymond James SB-1 Equity ETF			X

Invesco S&P 500 BuyWrite ETF	X	N/A	X

Invesco S&P 500® Equal Weight Communication Services ETF			X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF			X

Invesco S&P 500® Equal Weight ETF	X	X	X

Invesco S&P 500® Equal Weight Financials ETF			X

Invesco S&P 500® Equal Weight Health Care ETF			X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF			X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF		X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF			X

Invesco S&P MidCap 400® Equal Weight ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that

74

Approval of Investment Advisory Contracts–(continued)

the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco S&P 500® Equal Weight ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

75

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST1-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders April 30, 2023

PYZ	Invesco DWA Basic Materials Momentum ETF

PEZ	Invesco DWA Consumer Cyclicals Momentum ETF

PSL	Invesco DWA Consumer Staples Momentum ETF

PXI	Invesco DWA Energy Momentum ETF

PFI	Invesco DWA Financial Momentum ETF

PTH	Invesco DWA Healthcare Momentum ETF

PRN	Invesco DWA Industrials Momentum ETF

PTF	Invesco DWA Technology Momentum ETF

PUI	Invesco DWA Utilities Momentum ETF

PNQI	Invesco NASDAQ Internet ETF

2

The Market Environment

Domestic Equity

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of the second quarter of 2022 amid substantial inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the Consumer Price Index (CPI) rose 8.6% for the 12 months ended May 2022.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the US Federal Reserve (the Fed) raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which represented the largest series of increases in nearly 30 years.3 US equity markets rose in July and August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming, which sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data showed inflation meaningfully declining, sent markets lower in December. As energy prices declined the rate of inflation slowed modestly in the fourth quarter. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target benchmark federal funds rate by 0.75% in November and by 0.50% in December.3

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the likelihood of a recession and the risk of a deeper recession than initially anticipated. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread to other sectors sent investors to safe haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the benchmark federal funds rate by just 0.25% in February and March 2023, a slower pace than in 2022.3 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil. Markets stabilized in April due to milder inflation data and better-than-expected corporate earnings. For the 12 months ending March 31, 2023, the CPI came in at 5%, the smallest 12-month increase since the period ending May 2021.1 The March month-

over-month CPI rose by 0.1%, a decline from an increase of 0.4% in February.1 The labor market remained tight and the unemployment rate held at a historically low 3.5%.2 As corporate earnings season got underway, a number of companies, including some big tech names provided optimistic future guidance.

In this environment, US stocks for the fiscal year ended April 30, 2023, had returns of 2.66%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Global Equity

Global equity markets declined at the beginning of the fiscal year as record inflation, rising interest rates, recession fears and Russia’s invasion of Ukraine led to generally weaker consumer sentiment around the globe. To tame inflation, Western central banks raised interest rates, which was in contrast to some central banks in the East, that lowered their policy rate or kept rates the same. Inflation headwinds continued into the third quarter of 2022, with several central banks continuing to raise interest rates to combat inflation.

Global equity markets posted gains for the fourth quarter of 2022, after better inflation data sparked a rally in October and November. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023, as inflation remained above target levels. International stocks outperformed US stocks, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter, driven by China, which eased its zero-COVID-19 policy and started to reopen.

For the first quarter of 2023, global equity markets managed to deliver gains despite volatility and a banking crisis. January’s rally gave way to mixed global equity results in February, as inflation appeared more persistent than expected, boosting expectations that interest rates may stay higher for longer. The quarter’s largest shock came in March as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Credit Suisse, led to a selloff in US and European financial stocks. Amid the banking turmoil, some global central banks continued to raise interest rates to fight inflation. Though they lagged international developed market equities, emerging market equities also delivered gains for the quarter.

In April 2023, developed market equities posted a modest gain supported by positive economic data, while emerging market equities declined for the month. Within emerging markets, the Chinese equity market was negatively affected by renewed geopolitical tensions between the US and China. For the fiscal year ended April 30, 2023, developed market equities posted a positive return, outperforming emerging market equities, which ended the period in negative territory.

3

PYZ	Management’s Discussion of Fund Performance
Invesco DWA Basic Materials Momentum ETF (PYZ)

As an index fund, the Invesco DWA Basic Materials Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Basic Materials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the basic materials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the basic materials sector for inclusion in the Index. Companies in the basic materials sector are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (9.74)%. On a net asset value (“NAV”) basis, the Fund returned (9.61)%. During the same time period, the Index returned (9.13)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Materials Index (the “Benchmark Index”) returned (3.03)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 29 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the materials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the steel and commodity chemicals sub-industries and most underweight in the industrial gases and specialty chemicals sub-industries during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the industrial gases sub-industry, and the stock selection within the fertilizers and agricultural chemicals sub-industry.

For the fiscal year ended April 30, 2023, the metal, glass & plastic containers sub-industry contributed most significantly to the Fund’s return, followed by the industrial gases sub-industry. Fertilizers and agricultural chemicals and diversified chemicals were the largest detractors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included O-I Glass Inc., a metal, glass & plastic containers company (portfolio average weight of 1.21%), and Air Products and Chemicals, Inc., an industrial gases company (portfolio average weight of 2.79%). Positions that detracted most significantly from the Fund’s return during this period included Intrepid Potash, Inc., a fertilizers and agricultural chemicals company (no longer held at fiscal year-end), and Cleveland-Cliffs Inc., a steel company (portfolio average weight of 2.10%).

4

Invesco DWA Basic Materials Momentum ETF (PYZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Steel	28.91
Commodity Chemicals	15.29
Specialty Chemicals	14.70
Fertilizers & Agricultural Chemicals	8.97
Industrial Gases	4.07
Diversified Metals & Mining	3.77
Paper & Plastic Packaging Products & Materials	3.74
Sub-Industry Types Each Less than 3%	20.56
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Olin Corp.	4.40
Air Products and Chemicals, Inc.	4.07
Corteva, Inc.	3.94
Steel Dynamics, Inc.	3.76
Avery Dennison Corp.	3.74
Reliance Steel & Aluminum Co.	3.50
Nucor Corp.	3.31
Scotts Miracle-Gro Co. (The)	3.04
Carpenter Technology Corp.	2.85
United States Steel Corp.	2.74
Total	35.35

*	Excluding money market fund holdings.

5

Invesco DWA Basic Materials Momentum ETF (PYZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Basic Materials Technical Leaders™ Index	(9.13)%	21.76%	80.50%	6.05%	34.17%	8.41%	124.25%	9.44%	345.05%
S&P 500® Materials Index	(3.03)	18.13	64.84	9.53	57.67	9.66	151.44	8.08	261.58
Fund
NAV Return	(9.61)	21.03	77.28	5.39	30.03	7.71	110.17	8.62	292.86
Market Price Return	(9.74)	20.91	76.74	5.36	29.85	7.73	110.53	8.62	292.83

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.70% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Basic Materials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Basic Materials Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

6

PEZ	Management’s Discussion of Fund Performance
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

As an index fund, the Invesco DWA Consumer Cyclicals Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Consumer Cyclicals Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the consumer discretionary sector for inclusion in the Index. Companies in the consumer discretionary sector are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and home construction and furnishing.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (1.40)%. On a net asset value (“NAV”) basis,

the Fund returned (1.25)%. During the same time period, the Index returned (0.77)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Consumer Discretionary Index (the “Benchmark Index”) returned (8.48)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 53 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the consumer discretionary sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track the Index, which employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the automotive retail sub-industry and most underweight in the internet & direct marketing retail sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight in the automobile manufacturers sub-industry and overweight allocation to and security selection in the automotive retail sub-industry.

For the fiscal year ended April 30, 2023, the automotive retail sub-industry contributed most significantly to the Fund’s return followed by the other specialty retail sub-industry. The hotels, resorts & cruise lines sub-industry detracted most significantly from the Fund’s return, followed by the leisure facilities sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included O’Reilly Automotive, Inc., an automotive retail company (no longer held at fiscal year-end), and Deckers Outdoor Corp., a footwear company (portfolio average weight of 1.69%). Positions that detracted most significantly from the Fund’s return during this period included SeaWorld Entertainment, Inc., a leisure facilities company (average portfolio weight of 1.42%), and Domino’s Pizza, Inc., a restaurants company (no longer held at fiscal year-end).

7

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Other Specialty Retail	21.90
Restaurants	9.47
Automotive Retail	8.02
Movies & Entertainment	6.21
Home Improvement Retail	6.09
Home Furnishings	5.16
Apparel, Accessories & Luxury Goods	4.92
Leisure Facilities	4.78
Homebuilding	4.78
Casinos & Gaming	4.70
Hotels Resorts & Cruise Lines	4.59
Consumer Staples Merchandise Retail	3.61
Footwear	3.45
Sub-Industry Types Each Less than 3%	12.24
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Dick’s Sporting Goods, Inc.	6.31
Tempur Sealy International, Inc.	4.25
Five Below, Inc.	4.09
AutoNation, Inc.	3.99
BJ’s Wholesale Club Holdings, Inc.	3.61
Home Depot, Inc. (The)	3.57
World Wrestling Entertainment, Inc., Class A	3.52
Deckers Outdoor Corp.	3.45
Tractor Supply Co.	3.42
Tapestry, Inc.	3.41
Total	39.62

*	Excluding money market fund holdings.

8

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Consumer Cyclicals Technical Leaders™ Index	(0.77)%	19.39%	70.17%	7.44%	43.18%	8.35%	122.92%	7.43%	227.49%
S&P 500® Consumer Discretionary Index	(8.48)	7.29	23.49	7.99	46.87	11.70	202.32	10.24	401.77
Fund
NAV Return	(1.25)	18.84	67.83	6.89	39.55	7.75	111.02	6.83	198.29
Market Price Return	(1.40)	18.83	67.81	6.88	39.47	7.77	111.34	6.83	198.56

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.73% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Consumer Cyclicals Technical LeadersTM Index performance is comprised of the performance of the Dynamic Consumer Discretionary Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

PSL	Management’s Discussion of Fund Performance
Invesco DWA Consumer Staples Momentum ETF (PSL)

As an index fund, the Invesco DWA Consumer Staples Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Consumer Staples Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer staples sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the consumer staples sector for inclusion in the Index. Companies in the consumer staples sector are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverages, and non-discretionary retail goods and services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 7.44%. On a net asset value (“NAV”) basis, the Fund returned 7.34%. During the same time period, the Index returned 8.01%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Consumer Staples Index (the “Benchmark Index”) returned 2.24%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 37 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the consumer staples sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the food distributors sub-industry and most underweight in the consumer staples merchandise retail sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the personal care products and the soft drinks & non-alcoholic beverages sub-industries.

For the fiscal year ended April 30, 2023, the personal care products sub-industry contributed most significantly to the Fund’s return, followed by the soft drinks & non-alcoholic beverages sub-industry. The household products sub-industry detracted most significantly from the Fund’s return, followed by the tobacco sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included e.l.f. Beauty, Inc., a personal care products company (portfolio average weight of 2.46%), and Celsius Holdings, Inc., a soft drinks & non-alcoholic beverages company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Spectrum Brands Holdings, Inc., a household products company (no longer held at fiscal year-end), and Freshpet Inc., a packaged foods & meats company (no longer held at fiscal year-end).

10

Invesco DWA Consumer Staples Momentum ETF (PSL) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Packaged Foods & Meats	31.19
Food Distributors	14.10
Soft Drinks & Non-alcoholic Beverages	13.95
Personal Care Products	11.83
Food Retail	10.18
Specialized Consumer Services	4.45
Education Services	4.01
Household Products	3.96
Agricultural Products & Services	3.30
Tobacco	3.03
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
elf Beauty, Inc.	4.45
Service Corp. International	4.45
Hershey Co. (The)	4.18
Lamb Weston Holdings, Inc.	4.12
Performance Food Group Co.	4.05
Procter & Gamble Co. (The)	3.96
US Foods Holding Corp.	3.84
PepsiCo, Inc.	3.82
Coty, Inc., Class A	3.77
Keurig Dr Pepper, Inc.	3.75
Total	40.39

*	Excluding money market fund holdings.

11

Invesco DWA Consumer Staples Momentum ETF (PSL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Consumer Staples Technical Leaders™ Index	8.01%	15.56%	54.33%	7.43%	43.07%	10.29%	166.20%	10.06%	388.37%
S&P 500® Consumer Staples Index	2.24	13.51	46.26	12.40	79.42	9.67	151.74	10.11	392.58
Fund
NAV Return	7.34	15.02	52.18	6.86	39.35	9.65	151.19	9.37	340.42
Market Price Return	7.44	15.04	52.26	6.79	38.89	9.65	151.35	9.37	340.33

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.73% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Consumer Staples Technical LeadersTM Index performance is comprised of the performance of the Dynamic Consumer Staples Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

12

PXI	Management’s Discussion of Fund Performance
Invesco DWA Energy Momentum ETF (PXI)

As an index fund, the Invesco DWA Energy Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Energy Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the energy sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the energy sector for inclusion in the Index. Companies in the energy sector are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (4.50)%. On a net asset value (“NAV”) basis, the Fund returned (4.42)%. During the same time period, the

Index returned (3.98)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Energy Index (the “Benchmark Index”) returned 19.22%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 23 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the energy sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas exploration & production sub-industry and most underweight in the integrated oil & gas sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to an overweight allocation to and security selection in the oil & gas exploration & production sub-industry and an underweight allocation to the integrated oil & gas sub-industry.

For the fiscal year ended April 30, 2023, the integrated oil & gas sub-industry contributed most significantly to the Fund’s return. The oil & gas exploration & production sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Weatherford International plc, an oil & gas equipment & services company (portfolio average weight of 2.81%), and CONSOL Energy Inc., a coal & consumable fuels company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Ovintiv Inc., an oil & gas exploration & production company (no longer held at fiscal year-end), and Patterson-UTI Energy, Inc., an oil & gas exploration & production company (no longer held at fiscal year-end).

13

Invesco DWA Energy Momentum ETF (PXI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Oil & Gas Exploration & Production	47.86
Oil & Gas Equipment & Services	12.26
Oil & Gas Refining & Marketing	11.56
Oil & Gas Storage & Transportation	10.11
Oil & Gas Drilling	6.88
Integrated Oil & Gas	6.86
Sub-Industry Types Each Less than 3%	4.45
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Cheniere Energy, Inc.	6.93
Matador Resources Co.	6.35
Texas Pacific Land Corp.	6.12
ConocoPhillips	3.82
Hess Corp.	3.63
PBF Energy, Inc., Class A	3.43
Marathon Petroleum Corp.	3.35
Targa Resources Corp.	3.18
Weatherford International PLC	3.08
Transocean Ltd.	3.03
Total	42.92

*	Excluding money market fund holdings.

14

Invesco DWA Energy Momentum ETF (PXI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Energy Technical Leaders™ Index	(3.98)%	40.05%	174.71%	0.86%	4.37%	(0.14)%	(1.37)%	4.32%	101.41%
S&P 500® Energy Index	19.22	37.56	160.30	8.29	48.92	4.87	60.95	5.91	158.58
Fund
NAV Return	(4.42)	39.27	170.16	0.32	1.62	(0.69)	(6.69)	3.72	82.98
Market Price Return	(4.50)	39.13	169.32	0.28	1.42	(0.69)	(6.66)	3.72	83.05

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.70% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Energy Technical LeadersTM Index performance is comprised of the performance of the Dynamic Energy Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

15

PFI	Management’s Discussion of Fund Performance
Invesco DWA Financial Momentum ETF (PFI)

As an index fund, the Invesco DWA Financial Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Financials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the financials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the financials sector for inclusion in the Index. Companies in the financials sector are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (9.00)%. On a net asset value (“NAV”) basis, the Fund returned (9.05)%. During the same time period, the Index returned (8.48)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned (1.82)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 73 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the financials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large- capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the data processing & outsourced services sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to an overweight allocation to the residential REITs sub-industry and an overweight allocation to the industrial REITs sub-industry.

For the fiscal year ended April 30, 2023, the insurance brokers sub-industry contributed most significantly to the Fund’s return, followed by the data processing & outsourced services sub-industry. The regional banks sub-industry detracted most significantly from the Fund’s return, followed by the residential REITs sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Mastercard Inc., Class A, a transaction & payment processing services company (portfolio average weight of 4.45%), and Progressive Corp., a property & casualty insurance company (portfolio average weight of 3.10%). Positions that detracted most significantly from the Fund’s return during this period included Independence Realty Trust, Inc., a multi-family residential REITs company (no longer held at fiscal year-end), and Prologis, Inc., an industrial REITs company (no longer held at fiscal year-end).

16

Invesco DWA Financial Momentum ETF (PFI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Insurance Brokers	13.36
Property & Casualty Insurance	11.83
Transaction & Payment Processing Services	9.53
Life & Health Insurance	7.96
Asset Management & Custody Banks	7.61
Investment Banking & Brokerage	7.33
Consumer Finance	5.49
Retail REITs	5.05
Other Specialized REITs	4.77
Hotel & Resort REITs	4.58
Commercial & Residential Mortgage Finance	4.14
Self-Storage REITs	3.75
Sub-Industry Types Each Less than 3%	14.52
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Arthur J. Gallagher & Co.	4.16
Progressive Corp. (The)	3.87
CubeSmart	3.75
Mastercard, Inc., Class A	3.75
Ameriprise Financial, Inc.	3.69
Visa, Inc., Class A	3.37
Marsh & McLennan Cos., Inc.	3.35
Globe Life, Inc.	3.31
Aon PLC, Class A	3.22
Morgan Stanley	2.83
Total	35.30

*	Excluding money market fund holdings.

17

Invesco DWA Financial Momentum ETF (PFI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Financials Technical Leaders™ Index	(8.48)%	10.85%	36.21%	5.29%	29.38%	7.74%	110.71%	5.14%	129.18%
S&P 500® Financials Index	(1.82)	15.76	55.14	6.15	34.77	10.36	168.06	3.05	64.33
Fund
NAV Return	(9.05)	10.16	33.68	4.65	25.52	7.04	97.49	4.40	103.84
Market Price Return	(9.00)	10.15	33.63	4.60	25.19	7.04	97.47	4.39	103.73

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.70% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Financials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Financial Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

18

PTH	Management’s Discussion of Fund Performance
Invesco DWA Healthcare Momentum ETF (PTH)

As an index fund, the Invesco DWA Healthcare Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Healthcare Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the healthcare sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the healthcare sector for inclusion in the Index. Companies in the healthcare sector are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (1.31)%. On a net asset value (“NAV”) basis, the Fund returned (1.34)%. During the same time period, the Index returned (0.94)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Health Care Index (the “Benchmark Index”) returned 4.17%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 65 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the healthcare sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the biotechnology sub-industry.

For the fiscal year ended April 30, 2023, the pharmaceuticals sub-industry contributed most significantly to the Fund’s return, followed by the health care equipment and personal care products sub-industry. The healthcare facilities sub-industry detracted most significantly from the Fund’s return, followed by the health care technology and life sciences tools & services sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Prometheus Biosciences, Inc., a biotechnology company (portfolio average weight of 2.15%), and Provention Bio, Inc., a pharmaceuticals company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Altimmune, Inc., a biotechnology company (no longer held at fiscal year-end), and Cassava Sciences, Inc., a pharmaceuticals company (no longer held at fiscal year-end).

19

Invesco DWA Healthcare Momentum ETF (PTH) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Biotechnology	35.02
Health Care Equipment	17.74
Life Sciences Tools & Services	12.69
Pharmaceuticals	11.78
Health Care Supplies	8.78
Health Care Services	5.41
Health Care Facilities	5.36
Health Care Technology	3.24
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Prometheus Biosciences, Inc.	6.67
Lantheus Holdings, Inc.	4.38
Reata Pharmaceuticals, Inc., Class A	4.08
Thermo Fisher Scientific, Inc.	4.05
IVERIC bio, Inc.	4.02
IDEXX Laboratories, Inc.	3.71
Apellis Pharmaceuticals, Inc.	3.39
HCA Healthcare, Inc.	3.05
Mettler-Toledo International, Inc.	3.01
Penumbra, Inc.	2.70
Total	39.06

*	Excluding money market fund holdings.

20

Invesco DWA Healthcare Momentum ETF (PTH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended-Dorsey Wright® Healthcare Technical Leaders™ Index	(0.94)%	7.43%	23.99%	9.66%	58.56%	12.67%	229.69%	10.78%	444.13%
S&P 500® Health Care Index	4.17	12.05	40.66	12.23	78.04	12.89	236.28	10.84	449.09
Fund
NAV Return	(1.34)	6.86	22.01	9.09	54.48	12.00	210.65	10.06	388.39
Market Price Return	(1.31)	6.78	21.75	9.04	54.13	12.02	211.10	10.05	388.23

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.68% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Healthcare Technical LeadersTM Index performance is comprised of the performance of the Dynamic Healthcare Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

21

PRN	Management’s Discussion of Fund Performance
Invesco DWA Industrials Momentum ETF (PRN)

As an index fund, the Invesco DWA Industrials Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Industrials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the industrials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the industrials sector for inclusion in the Index. Companies in the industrials sector are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 5.52%. On a net asset value (“NAV”) basis, the Fund returned 5.32%. During the same time period, the Index returned 5.88%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Industrials Index (the “Benchmark Index”) returned 7.04%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 73 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the industrials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the trading companies & distributors sub-industry and most underweight in the aerospace & defense sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within building products sub-industry and the construction & engineering sub-industry.

For the fiscal year ended April 30, 2023, the construction & engineering sub-industry contributed most significantly to the Fund’s return, followed by the trading companies & distributors and diversified support services sub-industries, respectively. The agricultural & farm machinery sub-industry detracted most significantly from the Fund’s return, followed by the rail transportation and building products sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Saia, Inc., a cargo ground transportation company (portfolio average weight of 1.31%), and W.W. Grainger, Inc., a trading companies & distributors company (portfolio average weight of 4.63%). Positions that detracted most significantly from the Fund’s return during this period included Advanced Drainage Systems, Inc., a building products company (no longer held at fiscal year-end), and Deere & Company, an agricultural & farm machinery company (portfolio average weight of 1.26%).

22

Invesco DWA Industrials Momentum ETF (PRN) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Trading Companies & Distributors	15.25
Construction & Engineering	11.76
Aerospace & Defense	10.69
Building Products	10.31
Cargo Ground Transportation	8.76
Electrical Components & Equipment	8.74
Diversified Support Services	6.72
Agricultural & Farm Machinery	5.30
Industrial Machinery & Supplies & Components	4.52
Research & Consulting Services	4.34
Paper & Plastic Packaging Products & Materials	3.65
Sub-Industry Types Each Less than 3%	9.97
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
HEICO Corp.	3.91
AMETEK, Inc.	3.68
Graphic Packaging Holding Co.	3.65
Trane Technologies PLC	3.65
Copart, Inc.	3.64
Hubbell, Inc.	3.56
W.W. Grainger, Inc.	3.53
Builders FirstSource, Inc.	3.46
Saia, Inc.	3.43
Old Dominion Freight Line, Inc.	3.42
Total	35.93

*	Excluding money market fund holdings.

23

Invesco DWA Industrials Momentum ETF (PRN) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended-Dorsey Wright® Industrials Technical Leaders™ Index	5.88%	16.55%	58.31%	11.38%	71.40%	11.08%	185.89%	9.71%	363.26%
S&P 500® Industrials Index	7.04	17.90	63.89	8.79	52.39	11.15	187.67	8.43	281.86
Fund
NAV Return	5.32	15.87	55.55	10.73	66.48	10.39	168.63	8.90	309.94
Market Price Return	5.52	15.74	55.04	10.72	66.39	10.39	168.80	8.90	310.18

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.63% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Industrials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Industrials Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

24

PTF	Management’s Discussion of Fund Performance
Invesco DWA Technology Momentum ETF (PTF)

As an index fund, the Invesco DWA Technology Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Technology Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the technology sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the technology sector for inclusion in the Index. Companies in the technology sector are principally engaged in the business of providing technology-related products and services, including computer hardware and software, internet, electronics and semiconductors, and wireless communication technologies.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 2.05%. On a net asset value (“NAV”) basis, the Fund returned 2.13%. During the same time period, the Index returned 2.78%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Information Technology Index (the “Benchmark Index”) returned 8.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 66 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the technology sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection and the Fund being underweight in the systems software sub-industry.

For the fiscal year ended April 30, 2023, the electrical components & equipment sub-industry contributed most significantly to the Fund’s return, followed by the application software and semiconductor materials & equipment sub-industries, respectively. The data processing & outsourced services sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Array Technologies Inc, an electronic equipment & instruments company (no longer held at fiscal year-end) and Lattice Semiconductor Corp., a systems software company (portfolio average weight of 3.31%). Positions that detracted most significantly from the Fund’s return during this period included Coherent Corp., an electronic components company (no longer held at fiscal year-end), and HP Inc., an internet services & infrastructure company (no longer held at fiscal year-end).

25

Invesco DWA Technology Momentum ETF (PTF) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Application Software	34.62
Semiconductors	28.39
Semiconductor Materials & Equipment	10.11
Systems Software	6.12
Technology Hardware, Storage & Peripherals	5.78
Technology Distributors	4.19
Internet Services & Infrastructure	4.17
Sub-Industry Types Each Less than 3%	6.61
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Intuit, Inc.	4.94
Cadence Design Systems, Inc.	4.36
Super Micro Computer, Inc.	4.05
Riot Platforms, Inc.	3.89
Lattice Semiconductor Corp.	3.86
KLA Corp.	3.63
ON Semiconductor Corp.	3.53
Axcelis Technologies, Inc.	3.40
First Solar, Inc.	3.36
Marathon Digital Holdings, Inc.	3.30
Total	38.32

*	Excluding money market fund holdings.

26

Invesco DWA Technology Momentum ETF (PTF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Technology Technical Leaders™ Index	2.78%	17.01%	60.19%	17.24%	121.49%	16.10%	345.12%	10.68%	436.36%
S&P 500® Information Technology Index	8.08	19.28	69.72	19.72	145.99	20.09	523.76	14.47	836.46
Fund
NAV Return	2.13	16.31	57.36	16.52	114.74	15.40	318.86	9.97	381.77
Market Price Return	2.05	16.27	57.17	16.50	114.57	15.43	319.84	9.96	381.58

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Technology Technical LeadersTM Index performance is comprised of the performance of the Dynamic Technology Sector Intellidex® Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

27

PUI	Management’s Discussion of Fund Performance
Invesco DWA Utilities Momentum ETF (PUI)

As an index fund, the Invesco DWA Utilities Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Utilities Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the utilities sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the utilities sector for inclusion in the Index. Companies in the utilities sector are principally engaged in providing energy, water, natural gas or telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line telephone services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (2.95)%. On a net asset value (“NAV”) basis, the Fund returned (3.00)%. During the same time period, the Index returned (2.42)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Utilities Index (the “Benchmark Index”) returned (0.21)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the utilities sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the gas utilities sub-industry and most underweight in the electric utilities sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection and underweight allocation in the electric utilities sub-industry and the Fund being overweight in the renewable electricity sub-industry.

For the fiscal year ended April 30, 2023, the oil & gas storage & transportation sub-industry contributed most significantly to the Fund’s return. The multi-utilities sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Constellation Energy Corp., an electric utilities company (portfolio average weight of 3.42%), and AES Corp., an independent power producers & energy traders company (portfolio average weight of 2.22%). Positions that detracted most significantly from the Fund’s return during this period included EQT Corp., an oil & gas exploration & production company (no longer held at fiscal year-end), and Montauk Renewables, Inc., a renewable electricity company (no longer held at fiscal year-end).

28

Invesco DWA Utilities Momentum ETF (PUI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Electric Utilities	46.42
Multi-Utilities	22.58
Gas Utilities	12.60
Water Utilities	6.65
Oil & Gas Storage & Transportation	4.55
Independent Power Producers & Energy Traders	4.02
Sub-Industry Types Each Less than 3%	3.07
Money Market Funds Plus Other Assets Less Liabilities	0.11

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
NextEra Energy, Inc.	4.56
ONEOK, Inc.	4.55
Atmos Energy Corp.	4.28
Sempra Energy	4.24
NiSource, Inc.	4.03
Southern Co. (The)	4.03
Alliant Energy Corp.	3.90
DTE Energy Co.	3.78
WEC Energy Group, Inc.	3.52
American Water Works Co., Inc.	3.52
Total	40.41

*	Excluding money market fund holdings.

29

Invesco DWA Utilities Momentum ETF (PUI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended-Dorsey Wright® Utilities Technical Leaders™ Index	(2.42)%	6.56%	21.01%	7.33%	42.40%	8.74%	131.11%	8.16%	295.21%
S&P 500® Utilities Index	(0.21)	9.86	32.58	9.54	57.70	8.94	135.52	8.65	327.79
Fund
NAV Return	(3.00)	5.93	18.88	6.70	38.29	8.08	117.59	7.43	251.06
Market Price Return	(2.95)	5.82	18.49	6.68	38.19	8.10	117.95	7.44	251.54

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.81% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Utilities Technical LeadersTM Index performance is comprised of the performance of the Dynamic Utilities Intellidex® Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

30

PNQI	Management’s Discussion of Fund Performance
Invesco NASDAQ Internet ETF (PNQI)

As an index fund, the Invesco NASDAQ Internet ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ CTA Internet IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) compiles the Index, which is designed to track the performance of companies engaged in internet-related businesses that are listed on one of the New York Stock Exchange, NYSE American, Cboe Exchange or The Nasdaq Stock Market. Companies in the Index include companies whose primary business includes Internet-related services including, but not limited to, Internet software, Internet search engines, web hosting, website design or Internet retail commerce as determined by the Consumer Technology Association (“CTA”). The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 0.54%. On a net asset value (“NAV”) basis, the Fund returned 0.40%. During the same time period, the Index returned 0.96%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ-100® Index (the “Benchmark Index”) returned 3.99%. The Benchmark Index is an unmanaged, modified market-capitalization weighted index based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that consists of companies engaged in internet-related businesses, whereas the Benchmark Index consists of approximately 100 of the largest non-financial companies listed on the NASDAQ Stock Market, which may include companies that are not engaged in internet related businesses.

Relative to the Benchmark Index, the Fund was most overweight in the movies & entertainment sub-industry and most underweight in the semiconductors sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation in the semiconductor sub-industry, followed by the Fund’s security selection in the broadline retail sub-industry.

For the fiscal year ended April 30, 2023, the movies & entertainment sub-industry contributed most significantly to the Fund’s return. The internet & direct marketing retail sub-industry detracted most significantly from the Fund’s return, followed by the data processing & outsourced services sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Netflix, Inc., a movies & entertainment company (portfolio average weight of 4.26%), and Meta Platforms Inc., Class A, an interactive media & services company (portfolio average weight of 8.22%). Positions that detracted most significantly from the Fund’s return during this period included Snap, Inc., Class A, an interactive media & services company (portfolio average weight of 0.87%), and Walt Disney Co., a movies & entertainment company (portfolio average weight of 7.67%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Interactive Media & Services	21.10
Broadline Retail	17.04
Movies & Entertainment	12.45
Application Software	12.13
Systems Software	9.13
Hotels, Resorts & Cruise Lines	7.56
Internet Services & Infrastructure	5.68
Transaction & Payment Processing Services	3.78
Passenger Ground Transportation	3.05
Sub-Industry Types Each Less than 3%	8.12
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Meta Platforms, Inc., Class A	10.04
Microsoft Corp.	9.00
Alphabet, Inc., Class C	8.76
Amazon.com, Inc.	8.18
Walt Disney Co. (The)	7.20
Salesforce, Inc.	4.43
Adobe, Inc.	4.26
Booking Holdings, Inc.	3.89
PayPal Holdings, Inc.	3.78
Netflix, Inc.	3.74
Total	63.28

*	Excluding money market fund holdings.

31

Invesco NASDAQ Internet ETF (PNQI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Nasdaq CTA Internet IndexSM	0.96%	(0.90)%	(2.67)%	2.27%	11.90%	12.42%	222.36%	13.24%	536.04%
Nasdaq-100® Index	3.99	14.66	50.74	15.98	109.88	17.72	410.96	15.00	700.93
Fund
NAV Return	0.40	(1.46)	(4.31)	1.70	8.79	11.79	204.91	12.63	486.88
Market Price Return	0.54	(1.44)	(4.25)	1.68	8.69	11.80	205.01	12.51	477.80

Fund Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

32

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

33

Invesco DWA Basic Materials Momentum ETF (PYZ)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Aluminum-2.46%
Arconic Corp.(b)	75,647	$1,872,263
Century Aluminum Co.(b)(c)	229,608	1,972,333

		3,844,596

Automotive Retail-2.12%
Valvoline, Inc.	95,830	3,310,926

Commodity Chemicals-15.29%
Cabot Corp.	44,165	3,169,280
Dow, Inc.	55,629	3,026,218
LyondellBasell Industries N.V., Class A(c)	35,991	3,405,109
Olin Corp.	124,201	6,880,735
Orion Engineered Carbons S.A. (Germany)	79,186	1,917,093
PureCycle Technologies, Inc.(b)(c)	262,446	1,724,270
Westlake Corp.(c)	33,475	3,808,786

		23,931,491

Construction Materials-1.99%
Summit Materials, Inc., Class A(b)	113,704	3,116,627

Copper-1.84%
Freeport-McMoRan, Inc.	76,009	2,881,501

Diversified Chemicals-1.26%
Chemours Co. (The)	67,919	1,974,405

Diversified Metals & Mining-3.77%
Materion Corp.	33,821	3,663,152
Piedmont Lithium, Inc.(b)(c)	38,916	2,237,670

		5,900,822

Fertilizers & Agricultural Chemicals-8.97%
Corteva, Inc.	100,813	6,161,691
FMC Corp.	25,219	3,116,564
Scotts Miracle-Gro Co. (The)(c)	71,361	4,767,628

		14,045,883

Forest Products-1.71%
Louisiana-Pacific Corp.	44,774	2,674,799

Gold-2.05%
Royal Gold, Inc.	24,227	3,208,624

Industrial Gases-4.07%
Air Products and Chemicals, Inc.	21,628	6,366,418

Metal, Glass & Plastic Containers-2.51%
O-I Glass, Inc.(b)	174,692	3,925,329

Paper & Plastic Packaging Products & Materials-3.74%
Avery Dennison Corp.	33,535	5,851,187

Paper Products-1.53%
Sylvamo Corp.	52,296	2,396,203

Silver-1.41%
Hecla Mining Co.(c)	366,088	2,214,832

Specialty Chemicals-14.70%
Albemarle Corp.	20,932	3,882,049
Ashland, Inc.	28,601	2,906,148
Avient Corp.	90,616	3,489,622

Investment Abbreviations:
REIT-Real Estate Investment Trust

	Shares	Value

Specialty Chemicals-(continued)
Element Solutions, Inc.	112,775	$2,046,866
H.B. Fuller Co.	30,846	2,041,080
Innospec, Inc.	15,350	1,560,020
NewMarket Corp.	5,620	2,245,752
Quaker Chemical Corp.(c)	11,217	2,093,429
RPM International, Inc.	33,519	2,749,563

		23,014,529

Steel-28.91%
ATI, Inc.(b)(c)	106,364	4,107,778
Carpenter Technology Corp.	84,619	4,462,806
Cleveland-Cliffs, Inc.(b)	258,496	3,975,669
Commercial Metals Co.	86,344	4,031,401
Nucor Corp.	34,968	5,181,558
Olympic Steel, Inc.	40,918	1,905,551
Reliance Steel & Aluminum Co.	22,127	5,483,071
Ryerson Holding Corp.	56,503	2,134,118
Steel Dynamics, Inc.	56,665	5,890,327
SunCoke Energy, Inc.	223,514	1,738,939
United States Steel Corp.	187,479	4,289,520
Worthington Industries, Inc.	34,701	2,060,892

		45,261,630

Timber REITs-1.68%
PotlatchDeltic Corp.(c)	56,860	2,628,638

Total Common Stocks & Other Equity Interests (Cost $144,418,778)		156,548,440

Money Market Funds-0.11%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $180,435)	180,435	180,435

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.12% (Cost $144,599,213)		156,728,875

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-13.31%
Invesco Private Government Fund, 4.83%(d)(e)(f)	5,834,163	5,834,163
Invesco Private Prime Fund, 4.99%(d)(e)(f)	15,002,132	15,002,132

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $20,836,624)		20,836,295

TOTAL INVESTMENTS IN SECURITIES-113.43% (Cost $165,435,837)		177,565,170
OTHER ASSETS LESS LIABILITIES-(13.43)%		(21,028,712)

NET ASSETS-100.00%.		$156,536,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco DWA Basic Materials Momentum ETF (PYZ)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$273,111	$3,808,072	$(3,900,748)	$-	$-	$180,435	$5,335
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	9,705,723	78,025,611	(81,897,171)	-	-	5,834,163	170,514	*
Invesco Private Prime Fund	22,636,353	161,279,036	(168,913,495)	(329)	567	15,002,132	470,597	*

Total	$32,615,187	$243,112,719	$(254,711,414)	$(329)	$567	$21,016,730	$646,446

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Advertising-2.65%
Interpublic Group of Cos., Inc. (The)(b)	16,878	$603,051

Apparel, Accessories & Luxury Goods-4.92%
Oxford Industries, Inc.	3,323	342,900
Tapestry, Inc.	19,016	776,043

		1,118,943

Automotive Retail-8.02%
AutoNation, Inc.(b)(c)	6,905	909,389
Group 1 Automotive, Inc.(b)	2,051	460,408
Penske Automotive Group, Inc.(b)	3,295	456,621

		1,826,418

Casinos & Gaming-4.70%
Churchill Downs, Inc.(b)	1,269	371,220
Las Vegas Sands Corp.(c)	10,942	698,647

		1,069,867

Consumer Staples Merchandise Retail-3.61%
BJ’s Wholesale Club Holdings, Inc.(c)	10,770	822,505

Distributors-2.94%
LKQ Corp.	11,611	670,303

Education Services-2.58%
Duolingo, Inc.(b)(c)	4,308	586,577

Footwear-3.45%
Deckers Outdoor Corp.(c)	1,638	785,159

Home Furnishings-5.16%
Ethan Allen Interiors, Inc.	7,473	208,721
Tempur Sealy International, Inc.	25,807	966,988

		1,175,709

Home Improvement Retail-6.09%
Floor & Decor Holdings, Inc., Class A(b)(c)	5,786	574,781
Home Depot, Inc. (The)	2,701	811,759

		1,386,540

Homebuilding-4.78%
NVR, Inc.(c)	111	648,240
Skyline Champion Corp.(b)(c)	5,943	440,792

		1,089,032

Hotels, Resorts & Cruise Lines-4.59%
Hilton Grand Vacations, Inc.(c)	6,093	260,780
Hyatt Hotels Corp., Class A(b)(c)	4,628	528,981
Marriott Vacations Worldwide Corp.	1,890	254,318

		1,044,079

Interactive Media & Services-1.05%
Cars.com, Inc.(b)(c)	12,193	238,617

Leisure Facilities-4.78%
Bowlero Corp.(b)(c)	22,421	328,019
SeaWorld Entertainment, Inc.(b)(c)	7,921	425,041
Xponential Fitness, Inc., Class A(b)(c)	10,112	334,505

		1,087,565

	Shares	Value

Leisure Products-1.34%
Topgolf Callaway Brands Corp.(b)(c)	13,748	$304,793

Movies & Entertainment-6.21%
Liberty Media Corp.-Liberty Formula One, Class C(c)	8,490	612,893
World Wrestling Entertainment, Inc., Class A(b)	7,470	800,560

		1,413,453

Other Specialty Retail-21.90%
Academy Sports & Outdoors, Inc.(b)	10,220	649,175
Dick’s Sporting Goods, Inc.(b)	9,899	1,435,454
Five Below, Inc.(c)	4,723	932,131
Signet Jewelers Ltd.	6,598	485,481
Tractor Supply Co.(b)	3,265	778,376
Ulta Beauty, Inc.(c)	1,279	705,279

		4,985,896

Restaurants-9.47%
Bloomin’ Brands, Inc.	11,826	292,930
Darden Restaurants, Inc.	4,776	725,618
Jack in the Box, Inc.	4,238	392,820
Wingstop, Inc.(b)	3,724	745,210

		2,156,578

Trading Companies & Distributors-1.68%
Beacon Roofing Supply, Inc.(b)(c)	6,344	381,782

Total Common Stocks & Other Equity Interests (Cost $20,926,159)		22,746,867

Money Market Funds-0.64%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $144,833)	144,833	144,833

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.56% (Cost $21,070,992)		22,891,700

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-31.28%
Invesco Private Government Fund, 4.83%(d)(e)(f)	1,999,085	1,999,085
Invesco Private Prime Fund, 4.99%(d)(e)(f)	5,121,565	5,121,565

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,120,694)		7,120,650

TOTAL INVESTMENTS IN SECURITIES-131.84% (Cost $28,191,686)		30,012,350
OTHER ASSETS LESS LIABILITIES-(31.84)%		(7,247,326)

NET ASSETS-100.00%		$22,765,024

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$140,012	$1,006,606	$(1,001,785)	$-	$-	$144,833	$4,253
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,359,112	30,103,785	(29,463,812)	-	-	1,999,085	46,125	*
Invesco Private Prime Fund	3,168,189	62,930,239	(60,976,573)	(44)	(246)	5,121,565	127,776	*

Total	$4,667,313	$94,040,630	$(91,442,170)	$(44)	$(246)	$7,265,483	$178,154

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco DWA Consumer Staples Momentum ETF (PSL)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Agricultural Products & Services-3.30%
Bunge Ltd.	42,873	$4,012,913

Education Services-4.01%
Laureate Education, Inc., Class A	217,826	2,698,864
Perdoceo Education Corp.(b)	167,046	2,168,257

		4,867,121

Food Distributors-14.10%
Andersons, Inc. (The)(c)	68,787	3,074,779
Performance Food Group Co.(b)	78,614	4,928,312
Sysco Corp.	58,223	4,468,033
US Foods Holding Corp.(b)	121,440	4,663,296

		17,134,420

Food Retail-10.18%
Casey’s General Stores, Inc.	18,246	4,175,050
Ingles Markets, Inc., Class A(c)	28,099	2,586,232
Sprouts Farmers Market, Inc.(b)(c)	92,090	3,191,839
Weis Markets, Inc.(c)	29,315	2,418,194

		12,371,315

Household Products-3.96%
Procter & Gamble Co. (The)	30,767	4,811,344

Packaged Foods & Meats-31.19%
Cal-Maine Foods, Inc.	53,197	2,526,858
Conagra Brands, Inc.	98,977	3,757,167
General Mills, Inc.	50,594	4,484,146
Hershey Co. (The)(c)	18,588	5,075,639
JM Smucker Co. (The)(c)	23,320	3,600,841
Kraft Heinz Co. (The)	100,268	3,937,524
Lamb Weston Holdings, Inc.	44,733	5,001,597
Mondelez International, Inc., Class A(c)	54,701	4,196,661
Post Holdings, Inc.(b)	31,086	2,812,972
Utz Brands, Inc.(c)	131,988	2,495,893

		37,889,298

Personal Care Products-11.83%
Coty, Inc., Class A(b)	386,182	4,583,980
elf Beauty, Inc.(b)(c)	58,307	5,408,557
Inter Parfums, Inc.	28,855	4,379,901

		14,372,438

	Shares	Value

Soft Drinks & Non-alcoholic Beverages-13.95%
Coca-Cola Consolidated, Inc.	6,189	$3,648,168
Keurig Dr Pepper, Inc.	139,265	4,553,965
Monster Beverage Corp.(b)	73,344	4,107,264
PepsiCo, Inc.	24,303	4,639,200

		16,948,597

Specialized Consumer Services-4.45%
Service Corp. International(c)	76,970	5,402,524

Tobacco-3.03%
Philip Morris International, Inc.	36,875	3,686,394

Total Common Stocks & Other Equity Interests (Cost $108,123,643)		121,496,364

Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $146,579)	146,579	146,579

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.12% (Cost $108,270,222)		121,642,943

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-11.58%
Invesco Private Government Fund, 4.83%(d)(e)(f)	3,940,344	3,940,344
Invesco Private Prime Fund, 4.99%(d)(e)(f)	10,132,313	10,132,313

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,072,672)		14,072,657

TOTAL INVESTMENTS IN SECURITIES-111.70% (Cost $122,342,894)		135,715,600
OTHER ASSETS LESS LIABILITIES-(11.70)%		(14,218,141)

NET ASSETS-100.00%		$121,497,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco DWA Consumer Staples Momentum ETF (PSL)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$24,532	$6,415,250	$(6,293,203)	$-	$-	$146,579	$5,996
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	5,383,930	62,304,519	(63,748,105)	-	-	3,940,344	133,623	*
Invesco Private Prime Fund	12,091,655	128,056,473	(130,017,655)	(1,498)	3,338	10,132,313	369,480	*

Total	$17,500,117	$196,776,242	$(200,058,963)	$(1,498)	$3,338	$14,219,236	$509,099

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco DWA Energy Momentum ETF (PXI)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Coal & Consumable Fuels-1.88%
Arch Resources, Inc.(b)	14,635	$1,789,129

Integrated Oil & Gas-6.86%
Chevron Corp.	12,075	2,035,603
Exxon Mobil Corp.	21,773	2,576,617
Occidental Petroleum Corp.	31,367	1,930,012

		6,542,232

Oil & Gas Drilling-6.88%
Diamond Offshore Drilling, Inc.(b)(c)	113,531	1,304,471
Transocean Ltd.(b)(c)	490,398	2,893,348
Valaris Ltd.(b)(c)	39,368	2,362,080

		6,559,899

Oil & Gas Equipment & Services-12.26%
ChampionX Corp.	73,837	1,999,506
Helix Energy Solutions Group, Inc.(b)(c)	270,132	1,958,457
Oceaneering International, Inc.(c)	71,067	1,260,018
Oil States International, Inc.(c)	151,224	1,064,617
Tidewater, Inc.(b)(c)	54,796	2,467,464
Weatherford International PLC(c)	45,389	2,933,491

		11,683,553

Oil & Gas Exploration & Production-47.86%
Antero Resources Corp.(c)	124,842	2,870,118
APA Corp.	61,832	2,278,509
Chord Energy Corp.	15,822	2,251,945
ConocoPhillips	35,360	3,638,190
Devon Energy Corp.	46,719	2,496,196
Diamondback Energy, Inc.(b)	15,208	2,162,578
EOG Resources, Inc.	19,087	2,280,324
Hess Corp.(b)	23,845	3,458,956
Kosmos Energy Ltd. (Ghana)(c)	260,036	1,664,230
Magnolia Oil & Gas Corp., Class A(b)	59,134	1,248,910
Marathon Oil Corp.	87,942	2,124,679
Matador Resources Co.	123,449	6,052,704
Murphy Oil Corp.	52,031	1,910,058
Northern Oil and Gas, Inc.(b)	52,038	1,726,100
Permian Resources Corp.(b)	236,003	2,466,231
Texas Pacific Land Corp.(b)	3,947	5,832,285
Vitesse Energy, Inc.	63,204	1,162,954

		45,624,967

	Shares	Value

Oil & Gas Refining & Marketing-11.56%
CVR Energy, Inc.(b)	38,643	$1,017,856
Marathon Petroleum Corp.	26,196	3,195,912
Par Pacific Holdings, Inc.(c)	67,037	1,570,677
PBF Energy, Inc., Class A	93,858	3,271,890
Valero Energy Corp.	17,131	1,964,412

		11,020,747

Oil & Gas Storage & Transportation-10.11%
Cheniere Energy, Inc.	43,175	6,605,775
Targa Resources Corp.	40,194	3,035,853

		9,641,628

Steel-2.57%
Alpha Metallurgical Resources, Inc.(b)	16,696	2,446,966

Total Common Stocks & Other Equity Interests (Cost $93,659,850)		95,309,121

Money Market Funds-0.23%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $221,047)	221,047	221,047

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.21% (Cost $93,880,897)		95,530,168

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-21.75%
Invesco Private Government Fund, 4.83%(d)(e)(f)	5,805,002	5,805,002
Invesco Private Prime Fund, 4.99%(d)(e)(f)	14,927,149	14,927,149

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $20,732,151)		20,732,151

TOTAL INVESTMENTS IN SECURITIES-121.96% (Cost $114,613,048)		116,262,319
OTHER ASSETS LESS LIABILITIES-(21.96)%		(20,936,961)

NET ASSETS-100.00%		$95,325,358

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco DWA Energy Momentum ETF (PXI)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$249,928	$14,203,081	$(14,231,962)	$-	$-	$221,047	$8,298
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	13,426,783	149,486,657	(157,108,438)	-	-	5,805,002	291,893	*
Invesco Private Prime Fund	31,312,864	310,072,679	(326,455,286)	(405)	(2,703)	14,927,149	799,598	*

Total	$44,989,575	$473,762,417	$(497,795,686)	$(405)	$(2,703)	$20,953,198	$1,099,789

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco DWA Financial Momentum ETF (PFI)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Asset Management & Custody Banks-7.61%
Ameriprise Financial, Inc.	3,488	$1,064,259
Federated Hermes, Inc., Class B	10,348	428,304
Victory Capital Holdings, Inc., Class A(b)	12,532	382,727
WisdomTree, Inc.(b)	51,426	320,898

		2,196,188

Commercial & Residential Mortgage Finance-4.14%
Federal Agricultural Mortgage Corp., Class C(b)	3,106	413,999
Mr. Cooper Group, Inc.(b)(c)	16,883	781,683

		1,195,682

Consumer Finance-5.49%
American Express Co.	4,861	784,274
Enova International, Inc.(b)(c)	8,057	353,863
FirstCash Holdings, Inc.	4,331	446,223

		1,584,360

Diversified REITs-1.51%
Essential Properties Realty Trust, Inc.	17,657	437,011

Financial Exchanges & Data-2.36%
FactSet Research Systems, Inc.	1,652	680,112

Hotel & Resort REITs-4.58%
Apple Hospitality REIT, Inc.	27,090	403,370
Ryman Hospitality Properties, Inc.(b)	7,010	628,517
Service Properties Trust	33,195	291,120

		1,323,007

Industrial Machinery & Supplies & Components-1.49%
Symbotic, Inc.(c)	16,240	431,334

Insurance Brokers-13.36%
Aon PLC, Class A	2,858	929,365
Arthur J. Gallagher & Co.	5,772	1,200,922
Goosehead Insurance, Inc., Class A(b)(c)	5,964	342,930
Marsh & McLennan Cos., Inc.	5,379	969,242
Ryan Specialty Holdings, Inc., Class A(b)(c)	10,184	416,118

		3,858,577

Investment Banking & Brokerage-7.33%
Houlihan Lokey, Inc.(b)	5,557	507,799
Morgan Stanley	9,094	818,187
Piper Sandler Cos	3,491	472,821
StoneX Group, Inc.(c)	3,230	316,766

		2,115,573

Life & Health Insurance-7.96%
Aflac, Inc.	9,941	694,379
Globe Life, Inc.	8,812	956,278
Primerica, Inc.	3,549	647,728

		2,298,385

Mortgage REITs-1.55%
New York Mortgage Trust, Inc.(b)	43,508	447,262

Other Specialized REITs-4.77%
Gaming and Leisure Properties, Inc.	13,945	725,140
VICI Properties, Inc.	19,206	651,852

		1,376,992

Property & Casualty Insurance-11.83%
Ambac Financial Group, Inc.(c)	21,537	343,515

	Shares	Value
Property & Casualty Insurance-(continued)
Arch Capital Group Ltd.(c)	9,825	$737,563
HCI Group, Inc.	5,687	288,103
Old Republic International Corp.	17,610	445,005
Progressive Corp. (The)	8,184	1,116,298
RLI Corp.(b)	3,479	483,755

		3,414,239

Real Estate Services-1.52%
Redfin Corp.(b)(c)	59,012	439,639

Regional Banks-2.29%
OFG Bancorp	13,610	348,008
Pathward Financial, Inc.(b)	6,999	311,665

		659,673

Reinsurance-2.18%
Everest Re Group Ltd.	1,668	630,504

Retail REITs-5.05%
Brixmor Property Group, Inc.	19,139	408,235
Kite Realty Group Trust(b)	20,732	429,567
Simon Property Group, Inc.	5,485	621,560

		1,459,362

Self-Storage REITs-3.75%
CubeSmart	23,808	1,083,026

Trading Companies & Distributors-1.62%
FTAI Aviation Ltd.	16,436	467,604

Transaction & Payment Processing Services-9.53%
International Money Express, Inc.(c)	13,182	339,832
Mastercard, Inc., Class A	2,848	1,082,325
Payoneer Global, Inc.(b)(c)	64,831	353,977
Visa, Inc., Class A(b)	4,186	974,208

		2,750,342

Total Common Stocks & Other Equity Interests (Cost $27,581,996)		28,848,872

Money Market Funds-0.47%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $135,073)	135,073	135,073

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.39% (Cost $27,717,069)		28,983,945

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-13.40%
Invesco Private Government Fund, 4.83%(d)(e)(f)	1,083,298	1,083,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco DWA Financial Momentum ETF (PFI)–(continued)

April 30, 2023

	Shares	Value

Money Market Funds-(continued)
Invesco Private Prime Fund, 4.99%(d)(e)(f)	2,785,624	$2,785,624

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,869,020)		3,868,922

TOTAL INVESTMENTS IN SECURITIES-113.79% (Cost $31,586,089)		32,852,867
OTHER ASSETS LESS LIABILITIES-(13.79)%		(3,980,452)

NET ASSETS-100.00%		$28,872,415

Investment Abbreviations:
REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$196,176	$2,093,690	$(2,154,793)	$-	$-	$135,073	$4,058
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	949,782	23,168,732	(23,035,216)	-	-	1,083,298	49,231	*
Invesco Private Prime Fund	2,214,095	55,682,335	(55,110,861)	(98)	153	2,785,624	134,518	*

Total	$3,360,053	$80,944,757	$(80,300,870)	$(98)	$153	$4,003,995	$187,807

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco DWA Healthcare Momentum ETF (PTH)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Biotechnology-35.02%
Amicus Therapeutics, Inc.(b)(c)	192,604	$2,222,650
Apellis Pharmaceuticals, Inc.(b)(c)	73,533	6,134,858
Ardelyx, Inc.(b)	1,037,647	4,627,906
Celldex Therapeutics, Inc.(b)(c)	61,123	1,921,707
Exact Sciences Corp.(b)(c)	68,979	4,419,485
IVERIC bio, Inc.(b)(c)	221,665	7,290,562
Krystal Biotech, Inc.(b)(c)	33,107	2,780,988
Kymera Therapeutics, Inc.(b)(c)	90,890	2,866,671
Morphic Holding, Inc.(b)(c)	62,671	2,961,831
Natera, Inc.(b)	74,971	3,802,529
Prometheus Biosciences, Inc.(b)(c)	62,282	12,079,594
Protagonist Therapeutics, Inc.(b)	154,724	3,496,762
PTC Therapeutics, Inc.(b)	47,791	2,635,196
Regeneron Pharmaceuticals, Inc.(b)	5,374	4,308,819
Syndax Pharmaceuticals, Inc.(b)	91,662	1,883,654

		63,433,212

Health Care Equipment-17.74%
Alphatec Holdings, Inc.(b)	189,580	2,737,535
IDEXX Laboratories, Inc.(b)	13,671	6,728,320
Inspire Medical Systems, Inc.(b)	15,067	4,032,381
Insulet Corp.(b)	11,702	3,721,704
Masimo Corp.(b)	20,845	3,942,623
Penumbra, Inc.(b)(c)	17,210	4,889,705
Pulmonx Corp.(b)(c)	150,705	1,770,784
TransMedics Group, Inc.(b)(c)	54,586	4,317,753

		32,140,805

Health Care Facilities-5.36%
Ensign Group, Inc. (The)(c)	43,214	4,195,647
HCA Healthcare, Inc.	19,217	5,521,621

		9,717,268

Health Care Services-5.41%
agilon health, inc.(b)(c)	150,378	3,649,674
CorVel Corp.(b)	17,928	3,621,994
NeoGenomics, Inc.(b)(c)	172,492	2,521,833

		9,793,501

Health Care Supplies-8.78%
Haemonetics Corp.(b)	28,042	2,347,396
Lantheus Holdings, Inc.(b)	92,850	7,934,032
Merit Medical Systems, Inc.(b)	41,330	3,359,716
UFP Technologies, Inc.(b)(c)	16,471	2,270,363

		15,911,507

Health Care Technology-3.24%
Evolent Health, Inc., Class A(b)(c)	116,452	4,240,017
Phreesia, Inc.(b)(c)	51,369	1,625,315

		5,865,332

	Shares	Value
Life Sciences Tools & Services-12.69%
10X Genomics, Inc., Class A(b)(c)	52,654	$2,760,649
Agilent Technologies, Inc.	32,610	4,416,372
Bruker Corp.	38,128	3,017,069
Mettler-Toledo International, Inc.(b)	3,661	5,460,382
Thermo Fisher Scientific, Inc.	13,207	7,328,564

		22,983,036

Pharmaceuticals-11.78%
Collegium Pharmaceutical, Inc.(b)	65,656	1,527,815
Cymabay Therapeutics, Inc.(b)(c)	425,603	4,579,489
Harrow Health, Inc.(b)	107,700	2,717,271
Reata Pharmaceuticals, Inc., Class A(b)	74,791	7,393,838
Revance Therapeutics, Inc.(b)(c)	95,930	3,053,452
Supernus Pharmaceuticals, Inc.(b)	55,964	2,062,833

		21,334,698

Total Common Stocks & Other Equity Interests (Cost $157,811,874)		181,179,359

Money Market Funds-0.15%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $272,087)	272,087	272,087

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.17% (Cost $158,083,961)		181,451,446

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-23.56%
Invesco Private Government Fund, 4.83%(d)(e)(f)	11,949,604	11,949,604
Invesco Private Prime Fund, 4.99%(d)(e)(f)	30,727,554	30,727,554

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $42,677,158)		42,677,158

TOTAL INVESTMENTS IN SECURITIES-123.73% (Cost $200,761,119)		224,128,604
OTHER ASSETS LESS LIABILITIES-(23.73)%		(42,984,748)

NET ASSETS-100.00%		$181,143,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco DWA Healthcare Momentum ETF (PTH)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$481,376	$11,348,781	$(11,558,070)	$-	$-	$272,087	$12,629
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	13,055,110	183,323,282	(184,428,788)	-	-	11,949,604	429,661	*
Invesco Private Prime Fund	30,443,565	365,008,654	(364,725,376)	(426)	1,137	30,727,554	1,166,119	*

Total	$43,980,051	$559,680,717	$(560,712,234)	$(426)	$1,137	$42,949,245	$1,608,409

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco DWA Industrials Momentum ETF (PRN)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Aerospace & Defense-10.69%
Axon Enterprise, Inc.(b)	12,715	$2,679,178
HEICO Corp.(c)	29,767	5,019,907
Howmet Aerospace, Inc.	66,871	2,961,716
TransDigm Group, Inc.	4,010	3,067,650

		13,728,451

Agricultural & Farm Machinery-5.30%
Deere & Co.	7,953	3,006,393
Toro Co. (The)	36,430	3,798,192

		6,804,585

Building Products-10.31%
A.O. Smith Corp.	60,255	4,114,814
Builders FirstSource, Inc.(b)	46,896	4,444,334
Trane Technologies PLC	25,226	4,687,243

		13,246,391

Cargo Ground Transportation-8.76%
ArcBest Corp.	25,954	2,450,058
Old Dominion Freight Line, Inc.	13,724	4,397,032
Saia, Inc.(b)(c)	14,800	4,406,996

		11,254,086

Construction & Engineering-11.76%
Comfort Systems USA, Inc.	15,295	2,286,449
Granite Construction, Inc.(c)	49,084	1,871,573
MYR Group, Inc.(b)	15,231	1,949,416
Quanta Services, Inc.	23,879	4,050,834
Sterling Infrastructure, Inc.(b)	43,658	1,611,853
WillScot Mobile Mini Holdings Corp.(b)	73,308	3,328,183

		15,098,308

Diversified Support Services-6.72%
Cintas Corp.	8,661	3,947,424
Copart, Inc.(b)	59,188	4,678,811

		8,626,235

Electrical Components & Equipment-8.74%
AMETEK, Inc.	34,266	4,726,310
Encore Wire Corp.(c)	12,297	1,922,390
Hubbell, Inc.	16,969	4,570,091

		11,218,791

Electronic Equipment & Instruments-1.13%
Napco Security Technologies, Inc.(b)(c)	46,874	1,453,094

Electronic Manufacturing Services-2.17%
Jabil, Inc.	35,695	2,789,564

Environmental & Facilities Services-1.11%
CECO Environmental Corp.(b)	122,451	1,421,656

Human Resource & Employment Services-1.60%
Insperity, Inc.(c)	16,807	2,058,185

Industrial Machinery & Supplies & Components-4.52%
IDEX Corp.	13,118	2,706,506
Illinois Tool Works, Inc.	12,828	3,103,606

		5,810,112

	Shares	Value

Oil & Gas Storage & Transportation-1.39%
Dorian LPG Ltd.	80,456	$1,787,732

Paper & Plastic Packaging Products & Materials-3.65%
Graphic Packaging Holding Co.	190,180	4,689,839

Research & Consulting Services-4.34%
CBIZ, Inc.(b)	34,558	1,820,861
CRA International, Inc.	14,566	1,531,469
KBR, Inc.(c)	39,238	2,225,972

		5,578,302

Trading Companies & Distributors-15.25%
Applied Industrial Technologies, Inc.	14,373	1,949,841
GMS, Inc.(b)	29,398	1,706,848
McGrath RentCorp.	20,957	1,862,658
Rush Enterprises, Inc., Class A	30,199	1,603,869
Triton International Ltd. (Bermuda)(c)	44,924	3,713,867
W.W. Grainger, Inc.	6,517	4,533,030
WESCO International, Inc.	29,306	4,220,064

		19,590,177

Transaction & Payment Processing Services-2.57%
Fiserv, Inc.(b)	27,063	3,304,934

Total Common Stocks & Other Equity Interests (Cost $116,180,160)		128,460,442

Money Market Funds-0.13%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $166,062)	166,062	166,062

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.14% (Cost $116,346,222)		128,626,504

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.37%
Invesco Private Government Fund, 4.83%(d)(e)(f)	3,700,195	3,700,195
Invesco Private Prime Fund, 4.99%(d)(e)(f)	9,618,556	9,618,556

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,318,894)		13,318,751

TOTAL INVESTMENTS IN SECURITIES-110.51% (Cost $129,665,116)		141,945,255
OTHER ASSETS LESS LIABILITIES-(10.51)%		(13,501,814)

NET ASSETS-100.00%		$128,443,441

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco DWA Industrials Momentum ETF (PRN)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$253,005	$5,534,997	$(5,621,940)	$-	$-	$166,062	$5,592
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,482,930	45,967,804	(44,750,539)	-	-	3,700,195	117,415	*
Invesco Private Prime Fund	5,791,524	104,549,357	(100,718,246)	(143)	(3,936)	9,618,556	315,074	*

Total	$8,527,459	$156,052,158	$(151,090,725)	$(143)	$(3,936)	$13,484,813	$438,081

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco DWA Technology Momentum ETF (PTF)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Alternative Carriers-1.90%
Iridium Communications, Inc.	69,013	$4,380,255

Application Software-34.62%
Agilysys, Inc.(b)	42,018	3,279,085
Altair Engineering, Inc., Class A(b)(c)	52,500	3,625,125
Cadence Design Systems, Inc.(b)	47,877	10,027,838
Intapp, Inc.(b)	85,682	3,454,698
Intuit, Inc.	25,614	11,371,335
Manhattan Associates, Inc.(b)	27,697	4,588,839
Marathon Digital Holdings, Inc.(b)(c)	754,943	7,602,276
MicroStrategy, Inc., Class A(b)(c)	20,298	6,665,457
Riot Platforms, Inc.(b)(c)	749,513	8,964,175
Samsara, Inc., Class A(b)(c)	212,731	3,839,795
Smartsheet, Inc., Class A(b)	108,682	4,441,833
SPS Commerce, Inc.(b)(c)	32,584	4,799,623
Synopsys, Inc.(b)	19,046	7,072,161

		79,732,240

Communications Equipment-2.99%
Arista Networks, Inc.(b)	42,934	6,876,310

Electronic Components-1.72%
Belden, Inc.	50,117	3,953,730

Internet Services & Infrastructure-4.17%
Fastly, Inc., Class A(b)(c)	359,321	5,310,764
Squarespace, Inc., Class A(b)	138,255	4,299,731

		9,610,495

Semiconductor Materials & Equipment-10.11%
Axcelis Technologies, Inc.(b)(c)	66,103	7,819,985
KLA Corp.	21,651	8,368,977
Onto Innovation, Inc.(b)	51,011	4,130,871
PDF Solutions, Inc.(b)	82,293	2,966,663

		23,286,496

Semiconductors-28.39%
Allegro MicroSystems, Inc. (Japan)(b)(c)	133,936	4,790,891
Broadcom, Inc.	10,006	6,268,759
First Solar, Inc.(b)	42,422	7,745,409
Impinj, Inc.(b)(c)	70,122	6,199,486
indie Semiconductor, Inc., A Shares (China)(b)(c)	369,510	2,797,191
Lattice Semiconductor Corp.(b)	111,487	8,885,514
MACOM Technology Solutions Holdings, Inc.(b)(c)	71,041	4,144,532
Microchip Technology, Inc.	62,374	4,552,678
Navitas Semiconductor Corp.(b)(c)	426,288	2,272,115
ON Semiconductor Corp.(b)	112,853	8,120,902

	Shares	Value

Semiconductors-(continued)
Rambus, Inc.(b)	107,116	$4,749,523
Texas Instruments, Inc.	29,073	4,861,005

		65,388,005

Systems Software-6.12%
Fortinet, Inc.(b)	107,164	6,756,690
Microsoft Corp.	23,898	7,342,900

		14,099,590

Technology Distributors-4.19%
CDW Corp.	34,467	5,845,259
Insight Enterprises, Inc.(b)(c)	31,378	3,795,169

		9,640,428

Technology Hardware, Storage & Peripherals-5.78%
Avid Technology, Inc.(b)(c)	135,295	3,992,555
Super Micro Computer, Inc.(b)(c)	88,332	9,312,843

		13,305,398

Total Common Stocks & Other Equity Interests (Cost $213,250,338)		230,272,947

Money Market Funds-0.13%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $292,096)	292,096	292,096

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.12% (Cost $213,542,434)		230,565,043

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-22.66%
Invesco Private Government Fund, 4.83%(d)(e)(f)	14,253,080	14,253,080
Invesco Private Prime Fund, 4.99%(d)(e)(f)	37,945,789	37,945,789

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $52,200,265)		52,198,869

TOTAL INVESTMENTS IN SECURITIES-122.78% (Cost $265,742,699)		282,763,912
OTHER ASSETS LESS LIABILITIES-(22.78)%		(52,467,045)

NET ASSETS-100.00%		$230,296,867

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco DWA Technology Momentum ETF (PTF)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$357,742	$2,562,487	$(2,628,133)	$-	$-	$292,096	$9,665
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	9,721,813	122,086,838	(117,555,571)	-	-	14,253,080	286,394	*
Invesco Private Prime Fund	22,682,210	250,373,867	(235,109,666)	(1,485)	863	37,945,789	779,812	*

Total	$32,761,765	$375,023,192	$(355,293,370)	$(1,485)	$863	$52,490,965	$1,075,871

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco DWA Utilities Momentum ETF (PUI)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.89%
Construction & Engineering-1.42%
MDU Resources Group, Inc.	21,000	$613,620

Electric Utilities-46.42%
Alliant Energy Corp.	30,656	1,690,372
American Electric Power Co., Inc.	9,005	832,242
Constellation Energy Corp.	19,112	1,479,269
Duke Energy Corp.	15,011	1,484,288
Evergy, Inc.	16,956	1,053,137
Eversource Energy	12,319	956,078
Exelon Corp.	30,122	1,278,378
FirstEnergy Corp.	20,374	810,885
IDACORP, Inc.	6,545	727,280
NextEra Energy, Inc.(b)	25,759	1,973,912
Otter Tail Corp.(b)	12,666	911,319
PG&E Corp.(b)(c)	88,004	1,505,748
Pinnacle West Capital Corp.	17,417	1,366,538
Portland General Electric Co.(b)	16,406	830,472
Southern Co. (The)	23,712	1,744,018
Xcel Energy, Inc.	20,895	1,460,769

		20,104,705

Gas Utilities-12.60%
Atmos Energy Corp.(b)	16,247	1,854,433
Chesapeake Utilities Corp.	4,923	607,990
National Fuel Gas Co.	10,856	606,850
New Jersey Resources Corp.(b)	17,301	893,424
ONE Gas, Inc.(b)	9,960	766,422
UGI Corp.(b)	21,525	729,267

		5,458,386

Independent Power Producers & Energy Traders-4.02%
AES Corp. (The)	40,503	958,301
Vistra Corp.	32,859	784,016

		1,742,317

Multi-Utilities-22.58%
Ameren Corp.(b)	9,883	879,291
CenterPoint Energy, Inc.	32,121	978,727
CMS Energy Corp.	18,936	1,178,955
DTE Energy Co.	14,552	1,635,790
NiSource, Inc.	61,331	1,745,480
Sempra Energy	11,820	1,837,892
WEC Energy Group, Inc.	15,842	1,523,525

		9,779,660

	Shares	Value

Oil & Gas Storage & Transportation-4.55%
ONEOK, Inc.	30,127	$1,970,607

Renewable Electricity-1.65%
Clearway Energy, Inc., Class C(b)	23,487	713,300

Water Utilities-6.65%
American Water Works Co., Inc.	10,275	1,523,269
Essential Utilities, Inc.	15,797	674,532
Middlesex Water Co.	9,325	680,538

		2,878,339

Total Common Stocks & Other Equity Interests (Cost $44,898,256)		43,260,934

Money Market Funds-0.27%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $116,870)	116,870	116,870

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.16% (Cost $45,015,126)		43,377,804

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-21.97%
Invesco Private Government Fund, 4.83%(d)(e)(f)	2,664,890	2,664,890
Invesco Private Prime Fund, 4.99%(d)(e)(f)	6,852,888	6,852,888

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,517,820)		9,517,778

TOTAL INVESTMENTS IN SECURITIES-122.13% (Cost $54,532,946)		52,895,582
OTHER ASSETS LESS LIABILITIES-(22.13)%		(9,586,084)

NET ASSETS-100.00%		$43,309,498

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco DWA Utilities Momentum ETF (PUI)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$141,321	$2,255,556	$(2,280,008)	$-	$1	$116,870	$3,707
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	935,498	26,439,596	(24,710,204)	-	-	2,664,890	36,318	*
Invesco Private Prime Fund	2,182,493	58,301,333	(53,629,976)	(42)	(920)	6,852,888	99,399	*

Total	$3,259,312	$86,996,485	$(80,620,188)	$(42)	$(919)	$9,634,648	$139,424

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco NASDAQ Internet ETF (PNQI)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Advertising-0.08%
Criteo S.A., ADR (France)(b)	14,199	$446,559

Apparel Retail-0.02%
Lands’ End, Inc.(b)(c)	8,043	57,668
Stitch Fix, Inc., Class A(b)(c)	20,785	70,877

		128,545

Application Software-12.13%
Adobe, Inc.(b)	59,618	22,509,372
Alarm.com Holdings, Inc.(b)(c)	12,079	576,048
Box,Inc.,Class A(b)(c)	34,783	920,358
Consensus Cloud Solutions, Inc.(b)(c)	4,826	180,155
DocuSign, Inc.(b)	48,937	2,419,445
Dropbox, Inc., Class A(b)	67,177	1,366,380
Envestnet, Inc.(b)(c)	13,147	833,257
LivePerson, Inc.(b)	18,358	84,998
Momentive Global, Inc.(b)	36,437	342,143
New Relic, Inc.(b)	16,765	1,198,195
Open Text Corp. (Canada)(c)	65,825	2,494,109
PROS Holdings, Inc.(b)(c)	11,165	316,751
Salesforce, Inc.(b)	118,044	23,416,388
SPS Commerce, Inc.(b)(c)	8,838	1,301,837
Unity Software, Inc.(b)(c)	91,210	2,459,934
Zoom Video Communications, Inc., Class A(b)	59,787	3,672,715

		64,092,085

Broadline Retail-17.04%
Alibaba Group Holding Ltd., ADR (China)(b)(c)	211,895	17,945,388
Amazon.com, Inc.(b)	409,915	43,225,537
eBay, Inc.	130,666	6,066,822
Global-e Online Ltd. (Israel)(b)(c)	38,082	1,061,726
JD.com, Inc., ADR (China)(c)	112,179	4,007,034
MercadoLibre, Inc. (Brazil)(b)	12,232	15,626,258
Vipshop Holdings Ltd., ADR (China)(b)	131,555	2,065,413

		89,998,178

Casinos & Gaming-0.46%
DraftKings, Inc., Class A(b)(c)	109,918	2,408,303

Commercial Printing-0.06%
Cimpress PLC (Ireland)(b)(c)	6,387	331,805

Data Processing & Outsourced Services-0.10%
Dlocal Ltd. (Uruguay)(b)(c)	39,411	551,754

Education Services-0.13%
2U, Inc.(b)(c)	19,294	106,889
Chegg, Inc.(b)(c)	30,800	553,784

		660,673

Financial Exchanges & Data-0.45%
Coinbase Global, Inc., Class A(b)(c)	44,680	2,403,337

Health Care Technology-0.22%
GoodRx Holdings, Inc., Class A(b)(c)	20,069	93,722
Teladoc Health, Inc.(b)(c)	39,410	1,045,548

		1,139,270

Homefurnishing Retail-0.18%
Overstock.com, Inc.(b)(c)	10,960	223,145
Wayfair, Inc., Class A(b)(c)	20,649	719,205

		942,350

	Shares	Value

Hotels, Resorts & Cruise Lines-7.56%
Airbnb, Inc., Class A(b)(c)	99,525	$11,910,157
Booking Holdings, Inc.(b)	7,652	20,555,644
Expedia Group, Inc.(b)	35,978	3,380,493
MakeMyTrip Ltd. (India)(b)(c)	15,967	374,266
Trip.com Group Ltd., ADR (China)(b)(c)	105,355	3,741,156

		39,961,716

Human Resource & Employment Services-0.50%
Paylocity Holding Corp.(b)(c)	13,573	2,623,525

Interactive Home Entertainment-2.88%
Bilibili, Inc., ADR (China)(b)(c)	29,972	610,230
NetEase, Inc., ADR (China)(c)	31,349	2,794,136
Roblox Corp., Class A(b)	134,783	4,798,275
Sea Ltd., ADR (Singapore)(b)(c)	91,936	7,002,765

		15,205,406

Interactive Media & Services-21.10%
Alphabet, Inc., Class C(b)	427,755	46,291,646
Autohome, Inc., ADR (China)	16,317	483,799
Baidu, Inc., ADR (China)(b)	37,250	4,492,723
Bumble, Inc., Class A(b)	31,561	574,726
Cars.com, Inc.(b)(c)	16,101	315,097
Eventbrite, Inc., Class A(b)	19,942	144,978
Hello Group, Inc., ADR (China)	42,070	351,705
JOYY, Inc., ADR (China)	14,114	429,489
Meta Platforms, Inc., Class A(b)	220,797	53,061,935
Shutterstock, Inc.(c)	8,723	584,441
Snap, Inc., Class A(b)	323,010	2,813,417
TripAdvisor, Inc.(b)(c)	31,193	553,052
Yelp, Inc.(b)(c)	16,925	506,396
Ziff Davis, Inc.(b)(c)	11,485	840,013

		111,443,417

Internet Services & Infrastructure-5.68%
Akamai Technologies, Inc.(b)	38,034	3,117,647
Brightcove, Inc.(b)	10,315	42,704
Fastly, Inc., Class A(b)	30,520	451,086
GoDaddy, Inc., Class A(b)	37,365	2,827,783
Okta, Inc.(b)	37,178	2,547,808
Shopify, Inc., Class A (Canada)(b)	291,367	14,116,731
VeriSign, Inc.(b)	25,526	5,661,667
Wix.com Ltd. (Israel)(b)	14,307	1,248,000

		30,013,426

Movies & Entertainment-12.45%
Netflix, Inc.(b)	59,955	19,780,953
Roku, Inc., Class A(b)(c)	29,859	1,678,374
Spotify Technology S.A.(b)	47,074	6,289,087
Walt Disney Co. (The)(b)(c)	371,162	38,044,105

		65,792,519

Other Specialty Retail-0.19%
1-800-Flowers.com, Inc., Class A(b)(c)	9,175	84,502
Chewy, Inc., Class A(b)(c)	27,298	846,511
PetMed Express, Inc.(c)	5,131	78,863

		1,009,876

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco NASDAQ Internet ETF (PNQI)–(continued)

April 30, 2023

	Shares	Value

Passenger Ground Transportation-3.05%
Lyft,Inc.,Class A(b)	89,924	$921,721
Uber Technologies, Inc.(b)	489,171	15,188,760

		16,110,481

Real Estate Services-0.38%
Redfin Corp.(b)(c)	26,707	198,967
Zillow Group, Inc., Class C(b)(c)	41,528	1,808,129

		2,007,096

Research & Consulting Services-1.44%
CoStar Group, Inc.(b)	99,000	7,618,050

Restaurants-1.03%
DoorDash, Inc., Class A(b)(c)	88,569	5,419,537

Systems Software-9.13%
Gitlab, Inc., Class A(b)(c)	22,196	673,870
Microsoft Corp.	154,864	47,583,513

		48,257,383

Transaction & Payment Processing Services-3.78%
PayPal Holdings, Inc.(b)	262,407	19,942,932

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $596,292,627)		528,508,223

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-5.84%
Invesco Private Government Fund, 4.83%(d)(e)(f)	8,626,317	$8,626,317
Invesco Private Prime Fund, 4.99%(d)(e)(f)	22,188,871	22,188,871

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $30,815,188)		30,815,188

TOTAL INVESTMENTS IN SECURITIES-105.88% (Cost $627,107,815)		559,323,411
OTHER ASSETS LESS LIABILITIES-(5.88)%		(31,038,835)

NET ASSETS-100.00%.		$528,284,576

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$376,768	$1,756,073	$(2,132,841)	$-	$-	$-	$2,296
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	14,297,896	276,041,101	(281,712,680)	-	-	8,626,317	434,314	*
Invesco Private Prime Fund	33,326,145	530,519,452	(541,658,347)	(1,316)	2,937	22,188,871	1,181,215	*

Total	$48,000,809	$808,316,626	$(825,503,868)	$(1,316)	$2,937	$30,815,188	$1,617,825

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

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54

Statements of Assets and Liabilities

April 30, 2023

	Invesco DWA Basic Materials Momentum ETF (PYZ)	Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	Invesco DWA Consumer Staples Momentum ETF (PSL)	Invesco DWA Energy Momentum ETF (PXI)
Assets:
Unaffiliated investments in securities, at value(a)	$156,548,440	$22,746,867	$121,496,364	$95,309,121
Affiliated investments in securities, at value	21,016,730	7,265,483	14,219,236	20,953,198
Receivable for:
Dividends	68,654	7,834	225,047	37,606
Securities lending	3,942	867	1,028	2,347
Investments sold	-	-	881,970	2,311,992
Fund shares sold	-	-	-	-
Expenses absorbed	-	4,131	-	-
Other assets	-	12,983	-	-

Total assets	177,637,766	30,038,165	136,823,645	118,614,264

Liabilities:
Due to custodian	-	-	-	-
Payable for:
Investments purchased	-	-	126,001	-
Investments purchased - affiliated broker	-	-	12,623	-
Collateral upon return of securities loaned	20,836,624	7,120,694	14,072,672	20,732,151
Fund shares repurchased	-	-	883,012	2,313,472
Accrued unitary management fees	-	-	-	-
Accrued advisory fees	45,677	-	33,307	25,233
Accrued trustees’ and officer’s fees	54,264	49,291	55,336	60,290
Accrued expenses	164,743	103,156	143,235	157,760

Total liabilities	21,101,308	7,273,141	15,326,186	23,288,906

Net Assets	$156,536,458	$22,765,024	$121,497,459	$95,325,358

Net assets consist of:
Shares of beneficial interest	$243,348,232	$106,733,148	$226,775,597	$297,701,307
Distributable earnings (loss)	(86,811,774)	(83,968,124)	(105,278,138)	(202,375,949)

Net Assets	$156,536,458	$22,765,024	$121,497,459	$95,325,358

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,910,000	330,000	1,370,000	2,460,000
Net asset value	$81.96	$68.98	$88.68	$38.75

Market price	$81.92	$69.03	$88.68	$38.73

Unaffiliated investments in securities, at cost	$144,418,778	$20,926,159	$108,123,643	$93,659,850

Affiliated investments in securities, at cost	$21,017,059	$7,265,527	$14,219,251	$20,953,198

(a) Includes securities on loan with an aggregate value of:	$20,652,522	$7,050,169	$13,790,006	$20,630,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco DWA Financial Momentum ETF (PFI)	Invesco DWA Healthcare Momentum ETF (PTH)	Invesco DWA Industrials Momentum ETF (PRN)	Invesco DWA Technology Momentum ETF (PTF)	Invesco DWA Utilities Momentum ETF (PUI)	Invesco NASDAQ Internet ETF (PNQI)

$28,848,872	$181,179,359	$128,460,442	$230,272,947	$43,260,934	$528,508,223
4,003,995	42,949,245	13,484,813	52,490,965	9,634,648	30,815,188

28,681	1,200	28,157	1,082	80,132	97,592
527	4,004	1,356	53,203	470	12,354
-	-	-	-	-	-
-	-	-	1,197,684	-	-
-	-	-	-	-	-
8,467	-	-	-	-	-

32,890,542	224,133,808	141,974,768	284,015,881	52,976,184	559,433,357

-	-	-	-	-	75,539

-	-	-	1,197,047	-	-
-	-	-	-	-	-
3,869,020	42,677,158	13,318,894	52,200,265	9,517,820	30,815,188
-	-	-	-	-	-
-	-	-	-	-	258,054
1,061	50,685	44,956	72,389	6,624	-
48,782	61,197	55,462	55,232	51,916	-
99,264	200,912	112,015	194,081	90,326	-

4,018,127	42,989,952	13,531,327	53,719,014	9,666,686	31,148,781

$28,872,415	$181,143,856	$128,443,441	$230,296,867	$43,309,498	$528,284,576

$74,992,941	$498,800,647	$234,260,072	$415,752,661	$76,168,709	$784,003,841
(46,120,526)	(317,656,791)	(105,816,631)	(185,455,794)	(32,859,211)	(255,719,265)

$28,872,415	$181,143,856	$128,443,441	$230,296,867	$43,309,498	$528,284,576

710,000	1,510,000	1,360,000	1,910,000	1,290,000	3,760,000

$40.67	$119.96	$94.44	$120.57	$33.57	$140.50

$40.63	$119.92	$94.45	$120.53	$33.57	$140.52

$27,581,996	$157,811,874	$116,180,160	$213,250,338	$44,898,256	$596,292,627

$4,004,093	$42,949,245	$13,484,956	$52,492,361	$9,634,690	$30,815,188

$3,811,292	$42,074,043	$13,298,996	$51,823,881	$9,319,923	$30,450,468

56

Statements of Operations

For the year ended April 30, 2023

	Invesco DWA Basic Materials Momentum ETF (PYZ)	Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	Invesco DWA Consumer Staples Momentum ETF (PSL)	Invesco DWA Energy Momentum ETF (PXI)
Investment income:
Unaffiliated dividend income	$2,394,910	$316,339	$3,163,512	$7,946,299
Affiliated dividend income	5,335	4,253	5,996	8,298
Securities lending income, net	186,864	46,607	27,161	337,063
Foreign withholding tax	(703)	-	-	-

Total investment income	2,586,406	367,199	3,196,669	8,291,660

Expenses:
Unitary management fees	-	-	-	-
Advisory fees	714,079	131,162	604,725	1,043,387
Sub-licensing fees	214,225	39,349	181,418	313,018
Accounting & administration fees	22,602	14,327	20,350	28,198
Professional fees	36,657	35,833	36,522	37,339
Printing fees	20,372	19,822	13,875	16,784
Custodian & transfer agent fees	15,735	3,799	5,493	9,246
Trustees’ and officer’s fees	5,021	4,194	4,627	5,264
Recapture (Note 3)	-	-	-	-
Other expenses	20,008	17,200	19,206	17,171

Total expenses	1,048,699	265,686	886,216	1,470,407

Less: Waivers	(191,976)	(108,420)	(160,741)	(218,641)

Net expenses	856,723	157,266	725,475	1,251,766

Net investment income (loss)	1,729,683	209,933	2,471,194	7,039,894

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(32,435,904)	(6,886,414)	(18,239,004)	(11,968,941)
Affiliated investment securities	567	(246)	3,338	(2,703)
In-kind redemptions	2,091,883	(675,162)	10,706,448	37,629,090
Foreign currencies	(25)	-	-	-

Net realized gain (loss)	(30,343,479)	(7,561,822)	(7,529,218)	25,657,446

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	2,155,069	6,060,412	14,037,469	(37,154,860)
Affiliated investment securities	(329)	(44)	(1,498)	(405)

Change in net unrealized appreciation (depreciation)	2,154,740	6,060,368	14,035,971	(37,155,265)

Net realized and unrealized gain (loss)	(28,188,739)	(1,501,454)	6,506,753	(11,497,819)

Net increase (decrease) in net assets resulting from operations	$(26,459,056)	$(1,291,521)	$8,977,947	$(4,457,925)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco DWA Financial Momentum ETF (PFI)	Invesco DWA Healthcare Momentum ETF (PTH)	Invesco DWA Industrials Momentum ETF (PRN)	Invesco DWA Technology Momentum ETF (PTF)	Invesco DWA Utilities Momentum ETF (PUI)	Invesco NASDAQ Internet ETF (PNQI)

$1,083,540	$628,898	$1,808,550	$802,684	$1,642,183	$1,014,502
4,058	12,629	5,592	9,665	3,707	2,296
8,353	669,145	22,157	107,352	6,166	141,628
(5,885)	-	-	(14,990)	-	(8,054)

1,090,066	1,310,672	1,836,299	904,711	1,652,056	1,150,372

-	-	-	-	-	2,931,273
266,676	1,138,276	602,224	1,030,432	307,087	-
49,714	341,484	60,607	309,131	92,127	-
16,493	34,053	20,775	25,352	7,098	-
36,023	37,400	36,473	37,030	36,121	-
21,587	36,410	28,642	28,291	13,052	-
6,412	8,775	6,508	7,600	3,912	-
4,734	5,451	4,821	5,565	4,362	-
-	-	1,932	-	-	-
21,725	21,109	21,731	25,535	15,281	-

423,364	1,622,958	783,713	1,468,936	479,040	2,931,273

(103,486)	(257,421)	(61,210)	(232,680)	(110,649)	(94)

319,878	1,365,537	722,503	1,236,256	368,391	2,931,179

770,188	(54,865)	1,113,796	(331,545)	1,283,665	(1,780,807)

(11,853,314)	(57,560,554)	(19,626,856)	(56,091,830)	(4,344,856)	(43,839,038)
153	1,137	(3,936)	863	(919)	2,937
(1,178,095)	3,006,803	1,031,624	14,489,761	3,900,346	21,469,610
-	-	-	-	-	-

(13,031,256)	(54,552,614)	(18,599,168)	(41,601,206)	(445,429)	(22,366,491)

6,634,394	49,430,155	24,217,616	47,165,956	(5,695,680)	24,296,676
(98)	(426)	(143)	(1,485)	(42)	(1,316)

6,634,296	49,429,729	24,217,473	47,164,471	(5,695,722)	24,295,360

(6,396,960)	(5,122,885)	5,618,305	5,563,265	(6,141,151)	1,928,869

$(5,626,772)	$(5,177,750)	$6,732,101	$5,231,720	$(4,857,486)	$148,062

58

Statements of Changes in Net Assets

For the years ended April 30, 2023 and 2022

	Invesco DWA Basic Materials Momentum ETF (PYZ)		Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$1,729,683	$681,094	$209,933	$256,531
Net realized gain (loss)	(30,343,479)	8,809,809	(7,561,822)	(3,638,383)
Change in net unrealized appreciation (depreciation)	2,154,740	(4,279,541)	6,060,368	(19,881,708)

Net increase (decrease) in net assets resulting from operations	(26,459,056)	5,211,362	(1,291,521)	(23,263,560)

Distributions to Shareholders from:
Distributable earnings	(1,743,728)	(713,538)	(181,785)	(274,022)

Shareholder Transactions:
Proceeds from shares sold	58,858,993	194,398,106	-	108,859,338
Value of shares repurchased	(61,407,537)	(126,409,880)	(14,479,301)	(173,596,534)

Net increase (decrease) in net assets resulting from share transactions	(2,548,544)	67,988,226	(14,479,301)	(64,737,196)

Net increase (decrease) in net assets	(30,751,328)	72,486,050	(15,952,607)	(88,274,778)

Net assets:
Beginning of year	187,287,786	114,801,736	38,717,631	126,992,409

End of year	$156,536,458	$187,287,786	$22,765,024	$38,717,631

Changes in Shares Outstanding:
Shares sold	690,000	2,100,000	-	1,190,000
Shares repurchased	(820,000)	(1,400,000)	(220,000)	(2,060,000)
Shares outstanding, beginning of year	2,040,000	1,340,000	550,000	1,420,000

Shares outstanding, end of year	1,910,000	2,040,000	330,000	550,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco DWA Consumer Staples Momentum ETF (PSL)		Invesco DWA Energy Momentum ETF (PXI)		Invesco DWA Financial Momentum ETF (PFI)		Invesco DWA Healthcare Momentum ETF (PTH)
2023	2022	2023	2022	2023	2022	2023	2022

$2,471,194	$1,470,236	$7,039,894	$1,580,112	$770,188	$1,287,670	$(54,865)	$(2,069,621)
(7,529,218)	6,343,307	25,657,446	32,581,657	(13,031,256)	(624,663)	(54,552,614)	(41,069,263)
14,035,971	(19,410,012)	(37,155,265)	32,988,858	6,634,296	(14,529,598)	49,429,729	(51,286,438)

8,977,947	(11,596,469)	(4,457,925)	67,150,627	(5,626,772)	(13,866,591)	(5,177,750)	(94,425,322)

(2,475,873)	(1,442,905)	(7,195,508)	(1,335,094)	(816,131)	(1,320,002)	-	-

98,186,163	118,293,134	76,919,560	288,217,685	23,143,715	154,026,851	4,965,922	359,960,194
(82,730,990)	(116,934,578)	(210,643,376)	(252,911,675)	(71,998,070)	(110,378,841)	(92,228,741)	(550,184,148)

15,455,173	1,358,556	(133,723,816)	35,306,010	(48,854,355)	43,648,010	(87,262,819)	(190,223,954)

21,957,247	(11,680,818)	(145,377,249)	101,121,543	(55,297,258)	28,461,417	(92,440,569)	(284,649,276)

99,540,212	111,221,030	240,702,607	139,581,064	84,169,673	55,708,256	273,584,425	558,233,701

$121,497,459	$99,540,212	$95,325,358	$240,702,607	$28,872,415	$84,169,673	$181,143,856	$273,584,425

1,170,000	1,330,000	1,760,000	8,510,000	580,000	2,890,000	40,000	2,170,000
(980,000)	(1,330,000)	(5,030,000)	(8,480,000)	(1,720,000)	(2,130,000)	(780,000)	(3,490,000)
1,180,000	1,180,000	5,730,000	5,700,000	1,850,000	1,090,000	2,250,000	3,570,000

1,370,000	1,180,000	2,460,000	5,730,000	710,000	1,850,000	1,510,000	2,250,000

60

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2023 and 2022

	Invesco DWA Industrials Momentum ETF (PRN)		Invesco DWA Technology Momentum ETF (PTF)
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$1,113,796	$342,575	$(331,545)	$(923,523)
Net realized gain (loss)	(18,599,168)	10,839,783	(41,601,206)	4,544,435
Change in net unrealized appreciation (depreciation)	24,217,473	(37,772,934)	47,164,471	(61,071,017)

Net increase (decrease) in net assets resulting from operations	6,732,101	(26,590,576)	5,231,720	(57,450,105)

Distributions to Shareholders from:
Distributable earnings	(1,148,969)	(391,888)	-	-

Shareholder Transactions:
Proceeds from shares sold	24,825,901	225,521,096	113,251,506	400,259,524
Value of shares repurchased	(75,874,027)	(339,515,702)	(93,625,586)	(434,606,833)

Net increase (decrease) in net assets resulting from share transactions	(51,048,126)	(113,994,606)	19,625,920	(34,347,309)

Net increase (decrease) in net assets	(45,464,994)	(140,977,070)	24,857,640	(91,797,414)

Net assets:
Beginning of year	173,908,435	314,885,505	205,439,227	297,236,641

End of year	$128,443,441	$173,908,435	$230,296,867	$205,439,227

Changes in Shares Outstanding:
Shares sold	290,000	2,110,000	920,000	2,540,000
Shares repurchased	(850,000)	(3,260,000)	(750,000)	(2,880,000)
Shares outstanding, beginning of year	1,920,000	3,070,000	1,740,000	2,080,000

Shares outstanding, end of year	1,360,000	1,920,000	1,910,000	1,740,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco DWA Utilities Momentum ETF (PUI)		Invesco NASDAQ Internet ETF (PNQI)
2023	2022	2023	2022

$1,283,665	$992,395	$(1,780,807)	$(5,131,630)
(445,429)	618,594	(22,366,491)	27,108,254
(5,695,722)	363,406	24,295,360	(453,536,469)

(4,857,486)	1,974,395	148,062	(431,559,845)

(1,259,429)	(978,385)	-	-

45,958,102	12,709,138	106,828,408	155,935,644
(52,293,542)	(7,671,363)	(135,609,435)	(236,899,762)

(6,335,440)	5,037,775	(28,781,027)	(80,964,118)

(12,452,355)	6,033,785	(28,632,965)	(512,523,963)

55,761,853	49,728,068	556,917,541	1,069,441,504

$43,309,498	$55,761,853	$528,284,576	$556,917,541

1,250,000	350,000	870,000	720,000
(1,540,000)	(220,000)	(1,090,000)	(1,120,000)
1,580,000	1,450,000	3,980,000	4,380,000

1,290,000	1,580,000	3,760,000	3,980,000

62

Financial Highlights

Invesco DWA Basic Materials Momentum ETF (PYZ)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$91.81	$85.67	$47.51	$60.49		$66.74

Net investment income(a)	1.00	0.35	0.47	0.79		0.72
Net realized and unrealized gain (loss) on investments	(9.87)	6.16	38.31	(12.77)		(6.30)

Total from investment operations.	(8.87)	6.51	38.78	(11.98)		(5.58)

Distributions to shareholders from:
Net investment income	(0.98)	(0.37)	(0.62)	(1.00)		(0.67)

Net asset value at end of year	$81.96	$91.81	$85.67	$47.51		$60.49

Market price at end of year(b)	$81.92	$91.90	$85.68	$47.63		$60.48

Net Asset Value Total Return(c)	(9.61)%	7.61%	82.25%	(19.95)%		(8.36)%
Market Price Total Return(c)	(9.74)%	7.70%	81.80%	(19.74)%		(8.46)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$156,536	$187,288	$114,802	$35,634		$63,518
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.61	%(d)	0.60%
Expenses, prior to Waivers.	0.73%	0.70%	0.82%	0.79	%(d)	0.76%
Net investment income	1.21%	0.38%	0.70%	1.40	%(d)	1.12%
Portfolio turnover rate(e)	86%	125%	132%	90%		89%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Financial Highlights–(continued)

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

	Years Ended April 30,
	2023	2022	2021		2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$70.40	$89.43	$41.64		$56.86		$50.42

Net investment income(a)	0.53	0.22	(0.00	)(b)	0.06		0.08
Net realized and unrealized gain (loss) on investments	(1.46)	(19.05)	47.98		(15.17)		6.53

Total from investment operations	(0.93)	(18.83)	47.98		(15.11)		6.61

Distributions to shareholders from:
Net investment income	(0.49)	(0.20)	(0.19)		(0.11)		(0.17)

Net asset value at end of year	$68.98	$70.40	$89.43		$41.64		$56.86

Market price at end of year(c)	$69.03	$70.54	$89.37		$41.67		$56.87

Net Asset Value Total Return(d)	(1.27)%	(21.10)%	115.43%		(26.51)%		13.15%
Market Price Total Return(d)	(1.40)%	(20.90)%	115.13%		(26.47)%		13.03%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$22,765	$38,718	$126,992		$16,657		$31,271
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%		0.61	%(e)	0.60%
Expenses, prior to Waivers	1.01%	0.73%	0.80%		0.82	%(e)	0.80%
Net investment income	0.80%	0.25%	(0.00	)%(f)	0.12	%(e)	0.15%
Portfolio turnover rate(g)	192%	227%	163%		176%		136%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $(0.005).
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Amount represents less than 0.005%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Financial Highlights–(continued)

Invesco DWA Consumer Staples Momentum ETF (PSL)

	Years Ended April 30,
	2023		2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$84.36		$94.26	$60.84	$72.67	$67.39

Net investment income(a)	1.68	(b)	1.21	0.73	0.46	0.45
Net realized and unrealized gain (loss) on investments	4.34		(9.89)	33.35	(11.78)	5.25

Total from investment operations	6.02		(8.68)	34.08	(11.32)	5.70

Distributions to shareholders from:
Net investment income	(1.70)		(1.22)	(0.66)	(0.51)	(0.42)

Net asset value at end of year	$88.68		$84.36	$94.26	$60.84	$72.67

Market price at end of year(c)	$88.68		$84.28	$94.31	$60.81	$72.65

Net Asset Value Total Return(d)	7.34%		(9.27)%	56.25%	(15.61)%	8.50%
Market Price Total Return(d)	7.44%		(9.41)%	56.42%	(15.63)%	8.12%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$121,497		$99,540	$111,221	$109,513	$174,401
Ratio to average net assets of:
Expenses, after Waivers	0.60%		0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.73%		0.73%	0.75%	0.71%	0.71%
Net investment income	2.04	%(b)	1.34%	0.93%	0.65%	0.64%
Portfolio turnover rate(e)	135%		94%	97%	119%	118%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period.Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.24 and 1.51%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Financial Highlights–(continued)

Invesco DWA Energy Momentum ETF (PXI)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$42.01	$24.49	$15.20	$31.95		$42.26

Net investment income(a)	1.47	0.32	0.17	0.74	(b)	0.28
Net realized and unrealized gain (loss) on investments	(3.24)	17.47	9.33	(16.70)		(10.24)

Total from investment operations	(1.77)	17.79	9.50	(15.96)		(9.96)

Distributions to shareholders from:
Net investment income	(1.49)	(0.27)	(0.21)	(0.79)		(0.35)

Net asset value at end of year	$38.75	$42.01	$24.49	$15.20		$31.95

Market price at end of year(c)	$38.73	$42.02	$24.51	$15.24		$31.95

Net Asset Value Total Return(d)	(4.42)%	72.99%	63.39%	(50.75)%		(23.63)%
Market Price Total Return(d)	(4.50)%	72.89%	63.10%	(50.62)%		(23.74)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$95,325	$240,703	$139,581	$17,479		$51,127
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.62	%(e)	0.60%
Expenses, prior to Waivers	0.70%	0.70%	0.85%	0.86	%(e)	0.75%
Net investment income	3.37%	1.00%	0.86%	2.98	%(b)(e)	0.72%
Portfolio turnover rate(f)	147%	115%	196%	92%		113%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period.Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.58 and 2.35%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights–(continued)

Invesco DWA Financial Momentum ETF (PFI)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$45.50	$51.11	$31.88	$35.52		$35.16

Net investment income(a)	0.60	0.75	0.47	0.52		0.41
Net realized and unrealized gain (loss) on investments	(4.74)	(5.61)	19.34	(3.54)		0.39

Total from investment operations	(4.14)	(4.86)	19.81	(3.02)		0.80

Distributions to shareholders from:
Net investment income	(0.69)	(0.75)	(0.58)	(0.62)		(0.44)

Net asset value at end of year	$40.67	$45.50	$51.11	$31.88		$35.52

Market price at end of year(b)	$40.63	$45.43	$51.16	$31.86		$35.49

Net Asset Value Total Return(c)	(9.05)%	(9.63)%	62.64%	(8.33)%		2.44%
Market Price Total Return(c)	(9.00)%	(9.85)%	62.90%	(8.31)%		2.18%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$28,872	$84,170	$55,708	$28,695		$24,861
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.61	%(d)	0.60%
Expenses, prior to Waivers	0.79%	0.70%	0.82%	0.71	%(d)	0.79%
Net investment income	1.44%	1.44%	1.16%	1.40	%(d)	1.22%
Portfolio turnover rate(e)	144%	153%	167%	158%		132%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Healthcare Momentum ETF (PTH)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$121.59	$156.37	$98.32	$77.79	$77.65

Net investment income (loss)(a)	(0.03)	(0.72)	(0.47)	(0.30)	(0.33)
Net realized and unrealized gain (loss) on investments	(1.60)	(34.06)	58.52	20.83	0.47

Total from investment operations	(1.63)	(34.78)	58.05	20.53	0.14

Net asset value at end of year	$119.96	$121.59	$156.37	$98.32	$77.79

Market price at end of year(b)	$119.92	$121.51	$156.15	$98.49	$77.69

Net Asset Value Total Return(c)	(1.34)%	(22.24)%	59.04%	26.39%	0.18%
Market Price Total Return(c)	(1.31)%	(22.18)%	58.54%	26.78%	(0.15)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$181,144	$273,584	$558,234	$265,463	$163,351
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.71%	0.68%	0.67%	0.73%	0.69%
Net investment income (loss)	(0.02)%	(0.47)%	(0.32)%	(0.34)%	(0.39)%
Portfolio turnover rate(d)	219%	204%	217%	175%	166%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights–(continued)

Invesco DWA Industrials Momentum ETF (PRN)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$90.58	$102.57	$61.51	$63.65		$57.87

Net investment income(a)	0.83	0.14	0.05	0.30		0.17
Net realized and unrealized gain (loss) on investments	3.91	(11.97)	41.11	(2.16)		5.76

Total from investment operations	4.74	(11.83)	41.16	(1.86)		5.93

Distributions to shareholders from:
Net investment income	(0.88)	(0.16)	(0.10)	(0.28)		(0.15)

Net asset value at end of year	$94.44	$90.58	$102.57	$61.51		$63.65

Market price at end of year(b)	$94.45	$90.42	$102.49	$61.72		$63.64

Net Asset Value Total Return(c)	5.32%	(11.56)%	66.98%	(2.95)%		10.28%
Market Price Total Return(c)	5.52%	(11.64)%	66.28%	(2.61)%		10.19%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$128,443	$173,908	$314,886	$58,431		$101,839
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.61	%(d)	0.60%
Expenses, prior to Waivers	0.65%	0.63%	0.64%	0.62	%(d)	0.64%
Net investment income	0.92%	0.13%	0.06%	0.46	%(d)	0.29%
Portfolio turnover rate(e)	142%	152%	169%	111%		104%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Technology Momentum ETF (PTF)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$118.07	$142.90	$76.63	$71.82	$56.19

Net investment income (loss)(a)	(0.19)	(0.46)	(0.46)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	2.69	(24.37)	66.73	4.93	15.76

Total from investment operations	2.50	(24.83)	66.27	4.81	15.67

Distributions to shareholders from:
Net investment income	-	-	-	-	(0.04)

Net asset value at end of year	$120.57	$118.07	$142.90	$76.63	$71.82

Market price at end of year(b)	$120.53	$118.10	$142.85	$76.69	$71.91

Net Asset Value Total Return(c)	2.13%	(17.37)%	86.48%	6.70%	27.90%
Market Price Total Return(c)	2.05%	(17.33)%	86.28%	6.65%	28.01%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$230,297	$205,439	$297,237	$157,096	$175,966
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.71%	0.69%	0.69%	0.69%	0.72%
Net investment income (loss)	(0.16)%	(0.31)%	(0.37)%	(0.17)%	(0.15)%
Portfolio turnover rate(d)	158%	207%	172%	159%	133%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights–(continued)

Invesco DWA Utilities Momentum ETF (PUI)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$35.29	$34.30	$30.19	$32.18	$27.11

Net investment income(a)	0.72	0.73	0.64	0.65	0.63
Net realized and unrealized gain (loss) on investments	(1.77)	0.98	4.27	(1.87)	4.98

Total from investment operations	(1.05)	1.71	4.91	(1.22)	5.61

Distributions to shareholders from:
Net investment income	(0.67)	(0.72)	(0.80)	(0.77)	(0.54)

Net asset value at end of year	$33.57	$35.29	$34.30	$30.19	$32.18

Market price at end of year(b)	$33.57	$35.27	$34.24	$30.29	$32.18

Net Asset Value Total Return(c)	(3.00)%	5.08%	16.63%	(3.84)%	20.98%
Market Price Total Return(c)	(2.95)%	5.20%	16.05%	(3.53)%	20.89%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$43,309	$55,762	$49,728	$81,526	$223,637
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.78%	0.81%	0.81%	0.69%	0.73%
Net investment income	2.09%	2.12%	2.06%	1.93%	2.08%
Portfolio turnover rate(d)	60%	61%	64%	69%	49%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco NASDAQ Internet ETF (PNQI)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$139.93	$244.16	$146.82	$142.44		$129.15

Net investment income (loss)(a)	(0.46)	(1.21)	(1.15)	(0.44)		(0.44)
Net realized and unrealized gain (loss) on investments	1.03	(103.02)	98.49	4.82		13.73

Total from investment operations	0.57	(104.23)	97.34	4.38		13.29

Net asset value at end of year	$140.50	$139.93	$244.16	$146.82		$142.44

Market price at end of year(b)	$140.52	$139.77	$244.35	$146.75		$142.41

Net Asset Value Total Return(c)	0.40%	(42.68)%	66.30%	3.07%		10.29%
Market Price Total Return(c)	0.54%	(42.81)%	66.50%	3.05%		10.15%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$528,285	$556,918	$1,069,442	$557,897		$598,232
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60	%(d)	0.60%
Net investment income (loss)	(0.36)%	(0.55)%	(0.54)%	(0.32)%		(0.34)%
Portfolio turnover rate(e)	21%	29%	27%	41%		20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco DWA Basic Materials Momentum ETF (PYZ)	“DWA Basic Materials Momentum ETF”
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	“DWA Consumer Cyclicals Momentum ETF”
Invesco DWA Consumer Staples Momentum ETF (PSL)	“DWA Consumer Staples Momentum ETF”
Invesco DWA Energy Momentum ETF (PXI)	“DWA Energy Momentum ETF”
Invesco DWA Financial Momentum ETF (PFI)	“DWA Financial Momentum ETF”
Invesco DWA Healthcare Momentum ETF (PTH)	“DWA Healthcare Momentum ETF”
Invesco DWA Industrials Momentum ETF (PRN)	“DWA Industrials Momentum ETF”
Invesco DWA Technology Momentum ETF (PTF)	“DWA Technology Momentum ETF”
Invesco DWA Utilities Momentum ETF (PUI)	“DWA Utilities Momentum ETF”
Invesco NASDAQ Internet ETF (PNQI)	“NASDAQ Internet ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market LLC.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA Basic Materials Momentum ETF	Dorsey Wright® Basic Materials Technical Leaders Index
DWA Consumer Cyclicals Momentum ETF	Dorsey Wright® Consumer Cyclicals Technical Leaders Index
DWA Consumer Staples Momentum ETF	Dorsey Wright® Consumer Staples Technical Leaders Index
DWA Energy Momentum ETF	Dorsey Wright® Energy Technical Leaders Index
DWA Financial Momentum ETF	Dorsey Wright® Financials Technical Leaders Index
DWA Healthcare Momentum ETF	Dorsey Wright® Healthcare Technical Leaders Index
DWA Industrials Momentum ETF	Dorsey Wright® Industrials Technical Leaders Index
DWA Technology Momentum ETF	Dorsey Wright® Technology Technical Leaders Index
DWA Utilities Momentum ETF	Dorsey Wright® Utilities Technical Leaders Index
NASDAQ Internet ETF	NASDAQ CTA Internet IndexSM

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean

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between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a

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methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund (except for NASDAQ Internet ETF) is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services,

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including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

NASDAQ Internet ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees paid

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to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount
DWA Basic Materials Momentum ETF	$15,897
DWA Consumer Cyclicals Momentum ETF	3,823
DWA Consumer Staples Momentum ETF	1,474
DWA Energy Momentum ETF	26,650
DWA Financial Momentum ETF	702
DWA Healthcare Momentum ETF	47,376
DWA Industrials Momentum ETF	1,370
DWA Technology Momentum ETF	7,091
DWA Utilities Momentum ETF	520
NASDAQ Internet ETF	8,332

J.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

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Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because NASDAQ Internet ETF is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except for NASDAQ Internet ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, NASDAQ Internet ETF accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee of 0.60% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of NASDAQ Internet ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except NASDAQ Internet ETF), pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each Fund (except NASDAQ Internet ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2025. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2025. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees.

Further, through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

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For the fiscal year ended April 30, 2023, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

DWA Basic Materials Momentum ETF	$191,976
DWA Consumer Cyclicals Momentum ETF	108,420
DWA Consumer Staples Momentum ETF	160,741
DWA Energy Momentum ETF	218,641
DWA Financial Momentum ETF	103,486
DWA Healthcare Momentum ETF	257,421
DWA Industrials Momentum ETF	61,210
DWA Technology Momentum ETF	232,680
DWA Utilities Momentum ETF	110,649
NASDAQ Internet ETF	94

The fees waived and/or expenses borne by the Adviser, pursuant to the Expense Cap, are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2023 are as follows:

	Total Potential Recapture	Potential Recapture Amounts Expiring
	Amounts	4/30/24	4/30/25	4/30/26
DWA Basic Materials Momentum ETF	$479,817	$120,236	$167,780	$191,801
DWA Consumer Cyclicals Momentum ETF	354,215	113,510	132,414	108,291
DWA Consumer Staples Momentum ETF	463,069	163,949	138,574	160,546
DWA Energy Momentum ETF	491,701	117,061	156,302	218,338
DWA Financial Momentum ETF	268,311	75,623	89,336	103,352
DWA Healthcare Momentum ETF	1,045,486	426,000	362,462	257,024
DWA Industrials Momentum ETF	202,769	60,753	82,905	59,111
DWA Technology Momentum ETF	747,210	255,670	259,127	232,413
DWA Utilities Momentum ETF	341,170	131,512	99,123	110,535

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA Basic Materials Momentum ETF	Dorsey Wright & Associates, LLC
DWA Consumer Cyclicals Momentum ETF	Dorsey Wright & Associates, LLC
DWA Consumer Staples Momentum ETF	Dorsey Wright & Associates, LLC
DWA Energy Momentum ETF	Dorsey Wright & Associates, LLC
DWA Financial Momentum ETF	Dorsey Wright & Associates, LLC
DWA Healthcare Momentum ETF	Dorsey Wright & Associates, LLC
DWA Industrials Momentum ETF	Dorsey Wright & Associates, LLC
DWA Technology Momentum ETF	Dorsey Wright & Associates, LLC
DWA Utilities Momentum ETF	Dorsey Wright & Associates, LLC
NASDAQ Internet ETF	Nasdaq, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for NASDAQ Internet ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

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For the fiscal year ended April 30, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

DWA Basic Materials Momentum ETF	$38,130
DWA Consumer Cyclicals Momentum ETF	10,568
DWA Consumer Staples Momentum ETF	26,650
DWA Energy Momentum ETF	106,362
DWA Financial Momentum ETF	27,502
DWA Healthcare Momentum ETF	127,436
DWA Industrials Momentum ETF	32,191
DWA Technology Momentum ETF	56,305
DWA Utilities Momentum ETF	7,232
NASDAQ Internet ETF	10,135

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

For the fiscal year ended April 30, 2023, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*
DWA Healthcare Momentum ETF	$-	$2,105,296	$(52,701)
DWA Technology Momentum ETF	-	555,842	(26,143)
DWA Utilities Momentum ETF	-	310,678	(65,175)

* Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent

77

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
DWA Basic Materials Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$156,548,440	$-	$-	$156,548,440
Money Market Funds	180,435	20,836,295	-	21,016,730

Total Investments	$156,728,875	$20,836,295	$-	$177,565,170

DWA Consumer Cyclicals Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$22,746,867	$-	$-	$22,746,867
Money Market Funds	144,833	7,120,650	-	7,265,483

Total Investments	$22,891,700	$7,120,650	$-	$30,012,350

DWA Consumer Staples Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$121,496,364	$-	$-	$121,496,364
Money Market Funds	146,579	14,072,657	-	14,219,236

Total Investments	$121,642,943	$14,072,657	$-	$135,715,600

DWA Energy Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$95,309,121	$-	$-	$95,309,121
Money Market Funds	221,047	20,732,151	-	20,953,198

Total Investments	$95,530,168	$20,732,151	$-	$116,262,319

DWA Financial Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$28,848,872	$-	$-	$28,848,872
Money Market Funds	135,073	3,868,922	-	4,003,995

Total Investments	$28,983,945	$3,868,922	$-	$32,852,867

DWA Healthcare Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$181,179,359	$-	$-	$181,179,359
Money Market Funds	272,087	42,677,158	-	42,949,245

Total Investments	$181,451,446	$42,677,158	$-	$224,128,604

DWA Industrials Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$128,460,442	$-	$-	$128,460,442
Money Market Funds	166,062	13,318,751	-	13,484,813

Total Investments	$128,626,504	$13,318,751	$-	$141,945,255

DWA Technology Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$230,272,947	$-	$-	$230,272,947
Money Market Funds	292,096	52,198,869	-	52,490,965

Total Investments	$230,565,043	$52,198,869	$-	$282,763,912

DWA Utilities Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$43,260,934	$-	$-	$43,260,934
Money Market Funds	116,870	9,517,778	-	9,634,648

Total Investments	$43,377,804	$9,517,778	$-	$52,895,582

NASDAQ Internet ETF
Investments in Securities
Common Stocks & Other Equity Interests	$528,508,223	$-	$-	$528,508,223
Money Market Funds	-	30,815,188	-	30,815,188

Total Investments	$528,508,223	$30,815,188	$-	$559,323,411

78

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2023 and 2022:

	2023	2022
	Ordinary Income*	Ordinary Income*
DWA Basic Materials Momentum ETF	$1,743,728	$713,538
DWA Consumer Cyclicals Momentum ETF	181,785	274,022
DWA Consumer Staples Momentum ETF	2,475,873	1,442,905
DWA Energy Momentum ETF	7,195,508	1,335,094
DWA Financial Momentum ETF	816,131	1,320,002
DWA Healthcare Momentum ETF	-	-
DWA Industrials Momentum ETF	1,148,969	391,888
DWA Technology Momentum ETF	-	-
DWA Utilities Momentum ETF	1,259,429	978,385
NASDAQ Internet ETF	-	-

*     Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
DWA Basic Materials Momentum ETF	$-	$(51,185)	$11,140,337	$(97,900,926)	$-	$243,348,232	$156,536,458
DWA Consumer Cyclicals Momentum ETF	14,403	(47,901)	1,819,915	(85,754,541)	-	106,733,148	22,765,024
DWA Consumer Staples Momentum ETF	286,761	(52,245)	13,007,061	(118,519,715)	-	226,775,597	121,497,459
DWA Energy Momentum ETF	120,488	(56,998)	1,468,570	(203,908,009)	-	297,701,307	95,325,358
DWA Financial Momentum ETF	-	(45,711)	1,221,143	(47,295,958)	-	74,992,941	28,872,415
DWA Healthcare Momentum ETF	-	(58,732)	23,360,502	(340,863,021)	(95,540)	498,800,647	181,143,856
DWA Industrials Momentum ETF	-	(52,411)	12,206,127	(117,970,347)	-	234,260,072	128,443,441
DWA Technology Momentum ETF	-	(52,239)	16,878,104	(202,085,597)	(196,062)	415,752,661	230,296,867
DWA Utilities Momentum ETF	40,685	(48,464)	(1,955,291)	(30,896,141)	-	76,168,709	43,309,498
NASDAQ Internet ETF	-	-	(86,539,243)	(168,527,264)	(652,758)	784,003,841	528,284,576

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*
DWA Basic Materials Momentum ETF	$83,216,134	$14,684,792	$97,900,926
DWA Consumer Cyclicals Momentum ETF	85,754,541	-	85,754,541
DWA Consumer Staples Momentum ETF	112,134,416	6,385,299	118,519,715
DWA Energy Momentum ETF	172,778,440	31,129,569	203,908,009
DWA Financial Momentum ETF	47,295,958	-	47,295,958
DWA Healthcare Momentum ETF	340,863,021	-	340,863,021
DWA Industrials Momentum ETF	116,655,076	1,315,271	117,970,347
DWA Technology Momentum ETF	199,340,306	2,745,291	202,085,597
DWA Utilities Momentum ETF	27,003,697	3,892,444	30,896,141
NASDAQ Internet ETF	81,059,554	87,467,710	168,527,264

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

79

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA Basic Materials Momentum ETF	$125,914,974	$125,724,102
DWA Consumer Cyclicals Momentum ETF	51,083,587	51,123,508
DWA Consumer Staples Momentum ETF	167,939,944	167,533,407
DWA Energy Momentum ETF	306,536,843	307,546,248
DWA Financial Momentum ETF	78,560,629	78,411,997
DWA Healthcare Momentum ETF	498,236,296	498,225,992
DWA Industrials Momentum ETF	176,110,021	187,978,438
DWA Technology Momentum ETF	347,040,848	333,308,850
DWA Utilities Momentum ETF	36,442,747	36,266,669
NASDAQ Internet ETF	101,148,400	102,598,743

For the fiscal year ended April 30, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales
DWA Basic Materials Momentum ETF	$58,827,335	$61,419,857
DWA Consumer Cyclicals Momentum ETF	-	14,467,510
DWA Consumer Staples Momentum ETF	98,191,841	83,061,646
DWA Energy Momentum ETF	76,908,286	209,698,643
DWA Financial Momentum ETF	23,126,771	71,977,553
DWA Healthcare Momentum ETF	4,966,232	92,185,679
DWA Industrials Momentum ETF	24,186,435	63,182,451
DWA Technology Momentum ETF	98,730,248	93,254,387
DWA Utilities Momentum ETF	45,928,919	52,259,751
NASDAQ Internet ETF	106,821,228	135,573,029

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of April 30, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
DWA Basic Materials Momentum ETF	$15,935,151	$(4,794,814)	$11,140,337	$166,424,833
DWA Consumer Cyclicals Momentum ETF	2,014,696	(194,781)	1,819,915	28,192,435
DWA Consumer Staples Momentum ETF	14,971,759	(1,964,698)	13,007,061	122,708,539
DWA Energy Momentum ETF	6,868,499	(5,399,929)	1,468,570	114,793,749
DWA Financial Momentum ETF	1,788,034	(566,891)	1,221,143	31,631,724
DWA Healthcare Momentum ETF	27,032,149	(3,671,647)	23,360,502	200,768,102
DWA Industrials Momentum ETF	14,617,018	(2,410,891)	12,206,127	129,739,128
DWA Technology Momentum ETF	26,218,904	(9,340,800)	16,878,104	265,885,808
DWA Utilities Momentum ETF	759,947	(2,715,238)	(1,955,291)	54,850,873
NASDAQ Internet ETF	56,104,699	(142,643,942)	(86,539,243)	645,862,654

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NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and net operating losses, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Basic Materials Momentum ETF	$16,123	$(1,825,475)	$1,809,352
DWA Consumer Cyclicals Momentum ETF	-	677,903	(677,903)
DWA Consumer Staples Momentum ETF	-	(10,330,786)	10,330,786
DWA Energy Momentum ETF	-	(36,906,173)	36,906,173
DWA Financial Momentum ETF	39,834	1,735,794	(1,775,628)
DWA Healthcare Momentum ETF	325,905	(2,759,158)	2,433,253
DWA Industrials Momentum ETF	37,366	(613,110)	575,744
DWA Technology Momentum ETF	480,492	(13,406,865)	12,926,373
DWA Utilities Momentum ETF	-	(3,699,603)	3,699,603
NASDAQ Internet ETF	2,334,891	(12,195,417)	9,860,526

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for NASDAQ Internet ETF. The Interested Trustee does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF, Invesco DWA Utilities Momentum ETF and Invesco NASDAQ Internet ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF, Invesco DWA Utilities Momentum ETF and Invesco NASDAQ Internet ETF (ten of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023, and each of the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 26, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

82

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Invesco NASDAQ Internet ETF), you incur advisory fees and other Fund expenses. As a shareholder of the Invesco NASDAQ Internet ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2022	April 30, 2023	Six-Month Period	Six-Month Period(1)
Invesco DWA Basic Materials Momentum ETF (PYZ)
Actual	$1,000.00	$1,034.50	0.60%	$3.03
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)
Actual	1,000.00	1,059.00	0.60	3.06
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Consumer Staples Momentum ETF (PSL)
Actual	1,000.00	1,097.00	0.60	3.12
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Energy Momentum ETF (PXI)
Actual	1,000.00	821.70	0.60	2.71
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Financial Momentum ETF (PFI)
Actual	1,000.00	958.00	0.60	2.91
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01

83

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2022	April 30, 2023	Six-Month Period	Six-Month Period(1)
Invesco DWA Healthcare Momentum ETF (PTH)
Actual	$1,000.00	$951.60	0.60%	$2.90
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Industrials Momentum ETF (PRN)
Actual	1,000.00	1,063.60	0.60	3.07
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Technology Momentum ETF (PTF)
Actual	1,000.00	1,046.60	0.60	3.04
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Utilities Momentum ETF (PUI)
Actual	1,000.00	1,006.50	0.60	2.99
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco NASDAQ Internet ETF (PNQI)
Actual	1,000.00	1,230.20	0.60	3.32
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

84

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2023:

			Corporate
	Qualified	Qualified	Dividends	U.S.	Business	Qualified
	Business	Dividend	Received	Treasury	Interest	Interest
	Income*	Income*	Deduction*	Obligations*	Income*	Income*
Invesco DWA Basic Materials Momentum ETF	0%	100%	100%	0%	0%	0%
Invesco DWA Consumer Cyclicals Momentum ETF	0%	100%	100%	0%	0%	1%
Invesco DWA Consumer Staples Momentum ETF	0%	98%	98%	0%	0%	0%
Invesco DWA Energy Momentum ETF	0%	100%	100%	0%	0%	0%
Invesco DWA Financial Momentum ETF	11%	89%	87%	0%	0%	0%
Invesco DWA Healthcare Momentum ETF	0%	0%	0%	0%	0%	0%
Invesco DWA Industrials Momentum ETF	0%	100%	100%	0%	0%	0%
Invesco DWA Technology Momentum ETF	0%	0%	0%	0%	0%	0%
Invesco DWA Utilities Momentum ETF	0%	100%	100%	0%	0%	0%
Invesco NASDAQ Internet ETF	0%	0%	0%	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

85

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	216	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	216	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

86

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	216	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

87

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	216	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

88

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	216	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	216	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

89

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	216	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

90

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	216	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	216	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

91

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

92

Trustees and Officers–(continued)

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	216	None

*	These are the dates the Interested Trustee began serving the Trust in her current positions. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

93

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

94

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

95

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

96

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF	Invesco S&P 500® Equal Weight Materials ETF
Invesco NASDAQ Internet ETF	Invesco S&P 500® Equal Weight Real Estate ETF
Invesco Raymond James SB-1 Equity ETF	Invesco S&P 500® Equal Weight Technology ETF
Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500® Equal Weight Communication Services ETF	Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P 500® Top 50 ETF
Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P MidCap 400® Equal Weight ETF
Invesco S&P 500® Equal Weight ETF	Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P 500® Equal Weight Financials ETF	Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P 500® Equal Weight Industrials ETF	Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

97

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	N/A	X
Invesco S&P 500® Equal Weight Communication Services ETF			X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF			X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF			X
Invesco S&P 500® Equal Weight Health Care ETF			X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF			X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF		X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF			X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF			X
Invesco S&P MidCap 400® Pure Value ETF		X	X
Invesco S&P SmallCap 600® Pure Growth ETF			X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that

98

Approval of Investment Advisory Contracts–(continued)

the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco S&P 500® Equal Weight ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

99

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF	Invesco Dynamic Semiconductors ETF
Invesco BuyBack AchieversTM ETF	Invesco Dynamic Software ETF
Invesco Dividend AchieversTM ETF	Invesco Financial Preferred ETF
Invesco DWA Basic Materials Momentum ETF	Invesco FTSE RAFI US 1000 ETF
Invesco DWA Consumer Cyclicals Momentum ETF	Invesco FTSE RAFI US 1500 Small-Mid ETF
Invesco DWA Consumer Staples Momentum ETF	Invesco Global Listed Private Equity ETF
Invesco DWA Energy Momentum ETF	Invesco Golden Dragon China ETF
Invesco DWA Financial Momentum ETF	Invesco High Yield Equity Dividend AchieversTM ETF
Invesco DWA Healthcare Momentum ETF	Invesco International Dividend AchieversTM ETF
Invesco DWA Industrials Momentum ETF	Invesco MSCI Sustainable Future ETF
Invesco DWA Momentum ETF	Invesco S&P 100 Equal Weight ETF
Invesco DWA Technology Momentum ETF	Invesco S&P 500 GARP ETF
Invesco DWA Utilities Momentum ETF	Invesco S&P 500® Quality ETF
Invesco Dynamic Biotechnology & Genome ETF	Invesco S&P 500 Value with Momentum ETF
Invesco Dynamic Building & Construction ETF	Invesco S&P MidCap Momentum ETF
Invesco Dynamic Energy Exploration & Production ETF	Invesco S&P MidCap Quality ETF
Invesco Dynamic Food & Beverage ETF	Invesco S&P MidCap Value with Momentum ETF
Invesco Dynamic Large Cap Growth ETF	Invesco S&P SmallCap Momentum ETF
Invesco Dynamic Large Cap Value ETF	Invesco S&P SmallCap Value with Momentum ETF
Invesco Dynamic Leisure and Entertainment ETF	Invesco S&P Spin-Off ETF
Invesco Dynamic Market ETF	Invesco Water Resources ETF
Invesco Dynamic Media ETF	Invesco WilderHill Clean Energy ETF
Invesco Dynamic Networking ETF	Invesco Zacks Mid-Cap ETF
Invesco Dynamic Oil & Gas Services ETF	Invesco Zacks Multi-Asset Income ETF
Invesco Dynamic Pharmaceuticals ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration

100

Approval of Investment Advisory Contracts–(continued)

statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2025, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF,

101

Approval of Investment Advisory Contracts–(continued)

Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF	X		X
Invesco DWA Consumer Cyclicals Momentum ETF	X		X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF	X		X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF	X		X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF			X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X

102

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF			X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		X	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X

103

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF			X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF			X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		X	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF’s, Invesco Dynamic Oil & Gas ETF’s, Invesco S&P Spin-Off ETF’s, Invesco Global Listed Private Equity ETF’s, Invesco Zacks Mid-Cap ETF’s and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco FTSE RAFI US 1000 ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

104

Approval of Investment Advisory Contracts–(continued)

Based on all of the information provided, the Board determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

105

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders April 30, 2023
PPA	Invesco Aerospace & Defense ETF
PDP	Invesco DWA Momentum ETF
PSP	Invesco Global Listed Private Equity ETF
PGJ	Invesco Golden Dragon China ETF
ERTH	Invesco MSCI Sustainable Future ETF

RYJ	Invesco Raymond James SB-1 Equity ETF

PBP	Invesco S&P 500 BuyWrite ETF

SPHQ	Invesco S&P 500® Quality ETF

CSD	Invesco S&P Spin-Off ETF

PHO	Invesco Water Resources ETF

PBW	Invesco WilderHill Clean Energy ETF

2

The Market Environment

Domestic Equity

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of the second quarter of 2022 amid substantial inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the Consumer Price Index (CPI) rose 8.6% for the 12 months ended May 2022.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the US Federal Reserve (the Fed) raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which represented the largest series of increases in nearly 30 years.3 US equity markets rose in July and August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming which sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining, sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target benchmark federal funds rate by 0.75% in November and by 0.50% in December.3

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the likelihood of a recession and the risk of a deeper recession than initially anticipated. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread to other sectors sent investors to safe haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by just 0.25% in February and March, a slower pace than in 2022.3 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil. Markets stabilized in April due to milder inflation data and better-than-expected corporate earnings. For the 12 months ending March 31, 2023, the CPI came in at 5%, the smallest 12-month increase since the period ending May 2021.1

The March month-over-month CPI rose by 0.1%, a decline from an increase of 0.4% in February.1 The labor market remained tight and the unemployment rate held at a historically low 3.5%.2 As corporate earnings season got underway, a number of companies, including some big tech names provided optimistic future guidance.

In this environment, US stocks for the fiscal year ended April 30, 2023, had returns of 2.66%, as measured by the S&P 500® Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Global Equity

Global equity markets declined at the beginning of the fiscal year as record inflation, rising interest rates, recession fears and Russia’s invasion of Ukraine led to generally weaker consumer sentiment around the globe. To tame inflation, Western central banks raised interest rates, which was in contrast to some central banks in the East, that lowered their policy rate or kept rates the same. Inflation headwinds continued into the third quarter of 2022, with several central banks continuing to raise interest rates to combat inflation.

Global equity markets posted gains for the fourth quarter of 2022, after better inflation data sparked a rally in October and November. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023, as inflation remained above target levels. International stocks outperformed US stocks, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter, driven by China, which eased its zero-COVID-19 policy and started to reopen.

For the first quarter of 2023, global equity markets managed to deliver gains despite volatility and a banking crisis. January’s rally gave way to mixed global equity results in February, as inflation appeared more persistent than expected, boosting expectations that interest rates may stay higher for longer. The quarter’s largest shock came in March as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS takeover of Credit Suisse, led to a selloff in US and European financial stocks. Amid the banking turmoil, some global central banks continued to raise interest rates to fight inflation. Though they lagged international developed market equities, emerging market equities also delivered gains for the quarter.

In April 2023, developed market equities posted a modest gain supported by positive economic data, while emerging market equities declined for the month. Within emerging markets, the Chinese equity market was negatively affected by renewed geopolitical tensions between the US and China. For the fiscal year ended April 30, 2023, developed market equities posted a positive return, outperforming emerging market equities, which ended the period in negative territory.

3

PPA	Management’s Discussion of Fund Performance
Invesco Aerospace & Defense ETF (PPA)

As an index fund, the Invesco Aerospace & Defense ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the SPADE® Defense Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, SPADE Indexes LLC (the “Index Provider”) compiles, maintains, and calculates the Index, which is composed of common stocks of companies that are systematically important to the defense sector and are involved with the development, manufacture, operation and support of U.S. defense, military, national/homeland security, and government space operations. These may include, for example, companies that provide the following products or services: military aircraft, naval vessels, armored vehicles, helicopters, drones and remotely piloted vehicles, missiles and missile defense, command and control, secure communications, battlespace awareness, intelligence and reconnaissance, and space systems, as well as national/homeland security activities including border security, biometric screening systems, and military cybersecurity efforts. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 11.55%. On a net asset value (“NAV”) basis, the Fund returned 11.51%. During the same time period, the Index returned 11.89%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Aerospace & Defense Index (the “Benchmark Index”) returned 12.00%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 22 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors due primarily to its exposure to the aerospace and defense industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that limits its constituents to companies that are involved in U.S. defense, military, homeland security and space operations, whereas the Benchmark Index includes companies that are involved in the commercial aerospace industry as well.

Relative to the Benchmark Index, the Fund was most overweight in the research & consulting services sub-industry and most underweight in the aerospace & defense sub-industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to security selection in the aerospace & defense sub-industry.

For the fiscal year ended April 30, 2023, the aerospace & defense sub-industry contributed most significantly to the Fund’s return, followed by the industrial conglomerates and the research & consulting services sub-industries, respectively. The metal, glass & plastic containers sub-industry was the greatest detractor during this period, followed by the IT consulting & other services sub-industry and the application software sub-industry, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included General Electric Company, an industrial conglomerates company (portfolio average weight of 2.47%) and Boeing Company, an aerospace & defense company (portfolio average weight of 6.95%). Positions that detracted most significantly from the Fund’s return during this period included L3 Harris Technologies Inc., an aerospace & defense company (portfolio average weight of 5.07%) and Spirit AeroSystems Holdings, Inc. Class A., an aerospace & defense company (portfolio average weight of 0.95%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Aerospace & Defense	70.22
Professional Services	10.20
Industrial Conglomerates	9.63
Machinery	3.17
Industry Types Each Less Than 3%	6.79
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Boeing Co. (The)	6.57
Raytheon Technologies Corp.	6.54
Northrop Grumman Corp.	6.53
Lockheed Martin Corp.	6.24
General Dynamics Corp.	4.98
Honeywell International, Inc.	4.86
General Electric Co.	4.77
L3Harris Technologies, Inc.	4.45
Axon Enterprise, Inc.	3.78
TransDigm Group, Inc.	3.62
Total	52.34

*	Excluding money market fund holdings.

4

Invesco Aerospace & Defense ETF (PPA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
SPADE® Defense Index	11.89%	15.61%	54.53%	9.16%	54.97%	15.08%	307.28%	11.89%	614.79%
S&P Composite 1500® Aerospace & Defense Index	12.00	15.14	52.63	5.21	28.89	13.72	261.88	11.96	623.12
Fund
NAV Return	11.51	15.05	52.29	8.61	51.16	14.43	284.99	11.22	543.43
Market Price Return	11.55	14.98	51.99	8.60	51.06	14.44	285.32	11.22	543.86

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

PDP	Management’s Discussion of Fund Performance
Invesco DWA Momentum ETF (PDP)

As an index fund, the Invesco DWA Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of approximately 100 securities from an eligible universe of approximately 1,000 securities of the largest constituents by float-adjusted market capitalization within the NASDAQ US Benchmark IndexTM, a market capitalization-weighted index designed to track the performance of the U.S. equity market.

The Index Provider selects securities for the Index pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength or “momentum” characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period, or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long term upward price movements of the security as compared to a representative benchmark index.

After giving each eligible security a momentum score, the Index Provider selects approximately 100 securities with the highest momentum scores from the universe of eligible securities for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 1.52%. On a net asset value (“NAV”) basis, the Fund returned 1.52%. During the same time period, the Index returned 2.15%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates. During this same time period, the Russell 3000® Growth Index returned 2.25%.

For the fiscal year ended April 30, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and information technology sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the materials and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included O’Reilly Automotive, Inc., a consumer discretionary company (portfolio average weight of 3.03%) and Cadence Design Systems, Inc., an information technology company (portfolio average weight of 2.05%). Positions that detracted most significantly from the Fund’s return during this period included R1 RCM Inc., a health care company (no longer held at fiscal year-end) and Alcoa Corporation, a materials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Information Technology	24.14
Industrials	23.99
Consumer Discretionary	15.05
Financials	10.71
Health Care	10.61
Energy	6.15
Materials	4.78
Consumer Staples	3.23
Sector Types Each Less Than 3%	1.38
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
O’Reilly Automotive, Inc.	3.31
Mastercard, Inc., Class A	3.03
Copart, Inc.	2.77
ANSYS, Inc.	2.71
Cadence Design Systems, Inc.	2.62
Mettler-Toledo International, Inc.	2.29
Old Dominion Freight Line, Inc.	2.29
Danaher Corp.	2.11
TransDigm Group, Inc.	2.10
Amphenol Corp., Class A	2.05
Total	25.28

*	Excluding money market fund holdings.

6

Invesco DWA Momentum ETF (PDP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright Technical Leaders Index	2.15%	8.40%	27.36%	8.32%	49.14%	9.97%	158.77%	8.03%	248.32%
Russell 3000® Growth Index	2.25	13.24	45.20	13.14	85.36	14.05	272.25	11.00	440.03
Fund
NAV Return	1.52	7.71	24.97	7.66	44.65	9.35	144.49	7.70	231.83
Market Price Return	1.52	7.65	24.75	7.63	44.43	9.35	144.45	7.69	231.02

Fund Inception: March 1, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Technical Leaders Index is comprised of price only returns (which reflects no dividends paid by the component companies of the Index) from Fund inception through the conversion date, December 31, 2013, and total returns (which reflects dividends paid by the component companies of the Index) following the conversion date through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

PSP	Management’s Discussion of Fund Performance
Invesco Global Listed Private Equity ETF (PSP)

As an index fund, the Invesco Global Listed Private Equity ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Red Rocks Global Listed Private Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Red Rocks Capital LLC (the “Index Provider”) compiles and maintains the Index, which is composed of securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles that are listed on a nationally recognized exchange, all of whose principal businesses are to invest in, lend capital to, or provide services to privately held companies.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (5.73)%. On a net asset value (“NAV”) basis, the Fund returned (5.65)%. During the same time period, the Index returned (5.58)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period, partially offset by a reversion of impacts from foreign fair valuation triggers.

During the same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned 2.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,884 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the global equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the capital markets industry and most underweight in the banks industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the capital markets and financial services industry.

For the fiscal year ended April 30, 2023, the aerospace & defense industry contributed most significantly to the Fund’s return, followed by the trading companies and distributors industry.

The capital markets industry detracted most significantly from the Fund’s return, followed by the interactive media & services and financial services industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included 3i Group plc., a capital markets company (portfolio average weight of 5.34%) and Melrose Industries PLC., a aerospace & defense company (portfolio average weight of 4.62%). Positions that detracted most significantly from the Fund’s return during this period included EQT AB, a capital markets company (portfolio average weight of 4.60%) and IAC/InterActiveCorp., an interactive media & services company (portfolio average weight of 4.60%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Capital Markets	53.89
Closed-End Funds	16.48
Financial Services	15.51
Aerospace & Defense	5.22
Industry Types Each Less Than 3%	6.71
Money Market Funds Plus Other Assets Less Liabilities	2.19

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
3i Group PLC	5.83
Melrose Industries PLC	5.22
Partners Group Holding AG	5.02
Blackstone, Inc., Class A	4.81
KKR & Co., Inc., Class A	4.57
EQT AB	4.56
Eurazeo SE	4.48
Sofina S.A.	4.05
Carlyle Group, Inc. (The)	3.97
TPG, Inc.	3.79
Total	46.30

*	Excluding money market fund holdings.

8

Invesco Global Listed Private Equity ETF (PSP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Red Rocks Global Listed Private Equity Index	(5.58)%	10.79%	35.97%	3.39%	18.16%	6.78%	92.79%	2.56%	51.88%
MSCI All Country World Index (Net)	2.06	12.04	40.66	7.03	40.45	7.91	114.08	5.99	161.26
Fund
NAV Return	(5.65)	9.83	32.47	2.66	14.05	5.92	77.67	0.81	14.21
Market Price Return	(5.73)	9.82	32.44	2.65	13.98	5.88	77.13	0.81	14.21

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 1.34%, including acquired fund fees and expenses of 0.69%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Red Rocks Global Listed Private Equity Index is comprised of the Red Rocks Capital Listed Private Equity Index from Fund inception until September 30, 2009, followed by the performance of the Red Rocks Global Listed Private Equity Index from September 30, 2009 through April 30, 2023.

-	Net returns reflect invested dividends net of withholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

PGJ	Management’s Discussion of Fund Performance
Invesco Golden Dragon China ETF (PGJ)

As an index fund, the Invesco Golden Dragon China ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ Golden Dragon China IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of U.S. exchange-listed companies that are headquartered or incorporated in the People’s Republic of China (excluding Hong Kong).

The Index is designed to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S. exchange listed securities. Securities in the Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest or limited partnership interests.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (1.88)%. On a net asset value (“NAV”) basis, the Fund returned (1.80)%. During the same time period, the Index returned (1.55)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the FTSE China 50 Index (the “Benchmark Index”) returned (8.70)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of equity exposure to Chinese companies.

The performance of the Fund differed from the Benchmark Index primarily because the Fund seeks to track an Index that has substantially different individual company components and sector weightings. Additionally, the Fund invests in Chinese companies, as defined by the Index methodology, listed on U.S. exchanges, whereas the Benchmark Index is composed of Chinese stocks listed on the Hong Kong stock exchange. A comparison to the Benchmark Index is still relevant as the Fund and Benchmark Index both represent exposure to Chinese companies.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the consumer discretionary sector, as well as the overweight allocation in the industrials sector.

For the fiscal year ended April 30, 2023, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the energy sector. The information technology sector detracted most significantly from the Fund’s return, followed by the financials and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included PDD Holdings Incl, ADR, a consumer discretionary company (portfolio average weight of 8.71%) and Vipshop Holdings Ltd, ADR, a consumer discretionary company (portfolio average weight of 3.29%). Positions that detracted most significantly from the Fund’s return during this period included NIO, Inc., ADR, a consumer discretionary company (portfolio average weight of 6.93%) and JD.com, Inc., ADR, a consumer discretionary company (portfolio average weight of 7.84%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Consumer Discretionary	53.23
Communication Services	25.11
Information Technology	7.24
Industrials	5.29
Real Estate	3.69
Financials	3.06
Sector Types Each Less Than 3%	2.31
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Alibaba Group Holding Ltd., ADR	8.28
Trip.com Group Ltd., ADR	7.77
Baidu, Inc., ADR	7.52
JD.com, Inc., ADR	6.90
PDD Holdings, Inc., ADR	6.66
ZTO Express (Cayman), Inc., ADR	4.94
NetEase, Inc., ADR	4.92
Vipshop Holdings Ltd., ADR	4.52
H World Group Ltd., ADR	4.25
KE Holdings, Inc., ADR	3.69
Total	59.45

*	Excluding money market fund holdings.

10

Invesco Golden Dragon China ETF (PGJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Nasdaq Golden Dragon China Index	(1.55)%	(12.18)%	(32.27)%	(9.44)%	(39.09)%	4.32%	52.68%	4.84%	138.60%
FTSE China 50 Index	(8.70)	(7.78)	(21.57)	(6.89)	(30.02)	0.74	7.64	5.51	168.28
Fund
NAV Return	(1.80)	(12.44)	(32.87)	(9.76)	(40.16)	3.99	47.94	4.41	121.06
Market Price Return	(1.88)	(12.40)	(32.78)	(9.75)	(40.14)	4.03	48.44	4.39	120.55

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.71%, and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

11

ERTH	Management’s Discussion of Fund Performance
Invesco MSCI Sustainable Future ETF (ERTH)

As an index fund, the Invesco MSCI Sustainable Future ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI Global Environment Select Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is a custom index comprised of companies that the index methodology has determined focus on offering products or services that contribute to a more environmentally sustainable economy by making a more efficient use of limited global natural resources. The Index is designed to maximize exposure to the following six themes that impact the environment (“Environmental Impact Themes”): alternative energy, energy efficiency, green building, sustainable water, pollution prevention and control, and sustainable agriculture. The Index is composed of securities that are also components of the MSCI ACWI Investable Market Index (the “Parent Index”), an equity index composed of more than 9,200 securities of large-, mid- and small-capitalization companies located in both developed and emerging market countries around the world. Securities eligible for inclusion in the Index include American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and real estate investment trusts (“REITs”). Companies that derive 75% or more of their revenue cumulatively from the six Environmental Impact Themes are eligible for inclusion in the Index. Such companies are evaluated for their level of involvement in, and strategic commitment to, the six Environmental Impact Themes, based on the Index Provider’s internal environmental, social and governance (“ESG”) rating and score data. Once included in the Index, securities will remain constituents as long as the revenue they derive cumulatively from the six Environmental Impact Themes does not fall below 60%. The Index weights its constituents by their free-float adjusted market capitalization. The Index Provider constrains the weight of any single security in the Index to 5%.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (13.95)%. On a net asset value (“NAV”) basis, the Fund returned (14.22)%. During the same time period, the Index returned (15.99)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to foreign fair valuation triggers, partially offset by fees and expenses that the Fund incurred during the period.

During the same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned 2.06%. The Benchmark

Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,884 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the global equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology and focuses on providing exposure to Environmental Impact Themes, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electrical equipment industry and most underweight in the banks industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection in and overweight allocation to the automobiles industry.

For the fiscal year ended April 30, 2023, the semiconductors & semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the household durables industry and electronic equipment instruments & components industry. The automobiles industry was the largest detracting industry, followed by the diversified REITS and electrical equipment industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included First Solar, Inc., a semiconductor and semiconductor equipment company (portfolio average weight of 2.88%), and Enphase Energy, Inc., a semiconductor and semiconductor equipment company (portfolio average weight of 5.48%). Positions that detracted most significantly from the Fund’s return during this period included Tesla, Inc., an automobiles company (portfolio average weight of 4.90%) and NIO Inc, ADR, an automobiles company (portfolio average weight of 4.90%).

12

Invesco MSCI Sustainable Future ETF (ERTH) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Semiconductors & Semiconductor Equipment	15.38
Electrical Equipment	14.94
Automobiles	13.55
Independent Power and Renewable Electricity Producers	9.86
Diversified REITs	6.94
Ground Transportation	6.23
Retail REITs	5.30
Building Products	4.39
Food Products	3.40
Industry Types Each Less Than 3%	19.93
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Vestas Wind Systems A/S	5.15
Digital Realty Trust, Inc.	4.93
Tesla, Inc.	4.48
Enphase Energy, Inc.	4.44
First Solar, Inc.	4.14
Central Japan Railway Co.	4.10
SolarEdge Technologies, Inc.	3.77
Li Auto, Inc., A Shares	3.09
NIO, Inc., ADR	2.55
Kingspan Group PLC	2.52
Total	39.17

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended -MSCI Global Environment Select Index	(15.99)%	8.85%	28.96%	5.95%	33.52%	9.11%	139.21%	6.09%	165.64%
MSCI All Country World Index (Net)	2.06	12.04	40.66	7.03	40.45	7.91	114.08	5.99	161.26
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	9.11	322.27
Fund
NAV Return	(14.22)	8.51	27.77	5.58	31.16	8.55	127.05	5.43	139.42
Market Price Return	(13.95)	8.42	27.45	5.48	30.58	8.58	127.76	5.42	139.16

13

Invesco MSCI Sustainable Future ETF (ERTH) (continued)

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-MSCI Global Environment Select Index performance is comprised of the performance of The Cleantech IndexTM, the Fund’s previous underlying index, from Fund inception through March 24, 2021, followed by the performance of the Index for the period March 25, 2021 through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective August 26, 2022, the Fund changed its designated broad-based securities market benchmark index from the S&P 500® Index to the Benchmark Index, as the Benchmark Index more closely reflects the performance of the types of securities in which the Fund invests.

14

RYJ	Management’s Discussion of Fund Performance
Invesco Raymond James SB-1 Equity ETF (RYJ)

As an index fund, the Invesco Raymond James SB-1 Equity ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Raymond James SB-1 Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Raymond James Research Services, LLC (the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of U.S.-listed equity securities that are rated Strong Buy 1 (“SB-1”) by an affiliate of the Index Provider (together, the affiliate and the Index Provider are referred to as “Raymond James”). SB-1 is Raymond James’ highest rating for a security and generally indicates Raymond James’ expectation that the security will achieve certain total return targets in the short-term. The Index includes equity securities of all market capitalizations, including common stocks, sponsored American depositary receipts (“ADRs”), real estate investment trusts (“REITs”), master limited partnerships (“MLPs”) and business development companies (“BDCs”) that are rated SB-1 by Raymond James. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (1.19)%. On a net asset value (“NAV”) basis, the Fund returned (1.30)%. During the same time period, the Index returned (0.57)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned 1.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 401 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. mid-cap equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the industrials sector during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection within the financials and information technology sectors.

For the fiscal year ended April 30, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the healthcare sector. The financials sector was the largest detractor, followed by the real estate sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included CymaBay Therapeutics, Inc., a health care company (portfolio average weight of 0.57%) and 89bio Inc., a health care company (portfolio average weight of 0.51%). Positions that detracted most significantly from the Fund’s return during this period included DISH Network Corporation, a communication services company (portfolio average weight of 0.51%) and Edgio Inc., a information technology company (portfolio average weight of 0.51%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Financials	19.96
Industrials	14.11
Health Care	13.70
Energy	13.62
Information Technology	12.49
Real Estate	10.15
Consumer Discretionary	8.17
Communication Services	3.37
Sector Types Each Less Than 3%	4.38
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
New York Community Bancorp, Inc.	0.65
Wabash National Corp.	0.62
Tenet Healthcare Corp.	0.61
Shyft Group, Inc. (The)	0.61
Frontier Communications Parent, Inc.	0.60
Ocular Therapeutix, Inc.	0.60
Valley National Bancorp	0.60
Planet Fitness, Inc., Class A	0.59
Coastal Financial Corp.	0.59
Medical Properties Trust, Inc.	0.59
Total	6.06

*	Excluding money market fund holdings.

15

Invesco Raymond James SB-1 Equity ETF (RYJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Raymond James SB-1 Equity Index	(0.57)%	18.88%	67.99%	5.85%	32.90%	9.03%	137.32%	N/A	N/A
S&P MidCap 400® Index	1.33	16.52	58.18	7.56	43.96	9.64	151.10	8.87	322.51
Fund
NAV Return	(1.30)	17.96	64.14	5.04	27.90	8.26	121.13	7.52	241.81
Market Price Return	(1.19)	17.91	63.92	5.03	27.81	8.26	121.09	7.30	229.99

Guggenheim Raymond James SB-1 Equity ETF (the “Predecessor Fund”) Inception: May 19, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.81% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

16

PBP	Management’s Discussion of Fund Performance
Invesco S&P 500 BuyWrite ETF (PBP)

As an index fund, the Invesco S&P 500 BuyWrite ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the CBOE S&P 500 BuyWrite IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and will write (sell) call options thereon.

Strictly in accordance with its guidelines and mandated procedures, the Chicago Board Options Exchange, Incorporated (the “Index Provider”) compiles, calculates and maintains the Index, which is a total return benchmark index that is designed to track the performance of a hypothetical “buy-write” strategy on the S&P 500® Index.

The Index is based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index “covered” call option, generally on the third Friday of each month. A “buy-write,” also called a covered call, generally is considered an investment strategy in which an investor buys a stock or basket of stocks, and sells call options that correspond to the stock or basket of stocks. In return for a premium, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the S&P 500® Index and the exercise price, if the value on the expiration date is above the exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the Fund receives. The Fund will write options that are traded on national securities exchanges. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (1.21)%. On a net asset value (“NAV”) basis, the Fund returned (1.47)%. During the same time period, the Index returned (1.12)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 2.66%.

For the fiscal year ended April 30, 2023, several of the Fund’s covered call options contributed most significantly to the Fund’s return, followed by the information technology and health care sectors, respectively. Several of the Fund’s covered call options also detracted most significantly from the Fund’s return, followed by the consumer discretionary and real estate sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included the SPX 10/21/2022 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end), and the SPX 06/17/2022 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included the SPX 08/19/2022 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end), and the SPX 11/18/2022 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Information Technology	26.30
Health Care	14.71
Financials	13.38
Consumer Discretionary	10.11
Industrials	8.68
Communication Services	8.45
Consumer Staples	7.53
Energy	4.78
Sector Types Each Less Than 3%	8.17
Money Market Funds Plus Other Assets Less Liabilities	(2.11)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Apple, Inc.	7.40
Microsoft Corp.	6.71
Amazon.com, Inc.	2.76
NVIDIA Corp.	2.00
Alphabet, Inc., Class A	1.87
Berkshire Hathaway, Inc., Class B	1.74
Alphabet, Inc., Class C	1.65
Meta Platforms, Inc., Class A	1.57
Exxon Mobil Corp.	1.43
UnitedHealth Group, Inc.	1.35
Total	28.48

*	Excluding money market fund holdings.

17

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
CBOE S&P 500 BuyWrite IndexSM	(1.12)%	10.99%	36.74%	4.21%	22.91%	5.79%	75.51%	4.56%	98.35%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	9.25	289.50
Fund
NAV Return	(1.47)	10.41	34.58	3.70	19.92	5.12	64.82	3.82	77.99
Market Price Return	(1.21)	10.49	34.90	3.66	19.67	5.12	64.68	3.82	77.88

Fund Inception: December 20, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

18

SPHQ	Management’s Discussion of Fund Performance
Invesco S&P 500® Quality ETF (SPHQ)

As an index fund, the Invesco S&P 500® Quality ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index that have high “quality”—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. The Index Provider assesses a security’s quality based on the following three fundamental measures: return on equity, accruals ratio and financial leverage ratio. Return-on-equity is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share. Accruals ratio is computed using the change of the company’s total assets over the last year divided by the company’s average net operating assets over the last two years. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value. The Index Provider assesses the quality of companies in the financials or real estate sectors (according to the Global Industry Classification Standard (“GICS”)) based only on the return of equity and financial leverage ratio measures.

In selecting constituent securities for the Index, the Index Provider calculates the quality score of each security in the S&P 500® Index and then selects the 100 stocks with the highest quality score for inclusion in the Index. The Index Provider weights each component stock of the Index by the total of its quality score multiplied by its market capitalization in the eligible universe, subject to security and sector constraints and optimization procedures. Stock with higher scores receive relatively greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 5.80%. On a net asset value (“NAV”) basis, the Fund returned 5.78%. During the same time period, the Index returned 5.94%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period, which were partially offset by income received from the securities lending program in which the Fund participates. During this same time period, the S&P 500® Index returned 2.66%.

For the fiscal year ended April 30, 2023, the energy sector contributed most significantly to the Fund’s return, followed by the information technology and communication services sectors, respectively. The financials sector detracted most significantly from the Fund’s return during this period, followed by the consumer discretionary and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included ExxonMobil Corporation, an energy company (portfolio average weight of 4.38%) and Meta Platforms Inc., Class A, a communication services company (portfolio average weight of 3.46%). Positions that detracted most significantly from the Fund’s return during this period included Walmart Inc., a consumer staples company (no longer held at fiscal year-end) and Target Corporation, a consumer staples company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Information Technology	27.70
Health Care	13.64
Energy	13.18
Consumer Staples	11.56
Financials	11.32
Industrials	8.83
Communication Services	5.57
Materials	3.95
Consumer Discretionary	3.29
Sector Types Each Less Than 3%	0.86
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Microsoft Corp.	5.82
Apple, Inc.	5.58
Meta Platforms, Inc., Class A	5.43
Exxon Mobil Corp.	5.29
Mastercard, Inc., Class A	4.94
Visa, Inc., Class A	4.56
Procter & Gamble Co. (The)	3.55
Chevron Corp.	3.36
Eli Lilly and Co.	3.03
Broadcom, Inc.	2.95
Total	44.51

*	Excluding money market fund holdings.

19

Invesco S&P 500® Quality ETF (SPHQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—S&P 500® Quality Index	5.94%	14.72%	51.00%	12.33%	78.87%	12.65%	229.02%	8.31%	301.28%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	9.27	367.73
Fund
NAV Return	5.78	14.54	50.26	12.16	77.46	12.39	221.63	8.14	290.07
Market Price Return	5.80	14.53	50.23	12.14	77.35	12.39	221.63	8.11	288.28

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.19% and the net annual operating expense ratio was indicated as 0.15%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® Quality Index is comprised of the performance of the Value Line Timeliness Select Index, the Fund’s underlying index from Fund inception through the conversion date, June 29, 2010, followed by the performance of the S&P 500® High Quality Rankings Index, the Fund’s underlying index for the period June 29, 2010 through March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

20

CSD	Management’s Discussion of Fund Performance
Invesco S&P Spin-Off ETF (CSD)

As an index fund, the Invesco S&P Spin-Off ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P U.S. Spin-Off Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of U.S. companies that have been spun off from a parent company within the past four years. The Index is comprised of equity securities of U.S. companies added to the S&P U.S. BMI, a country sub-index of the S&P Global BMI, that have been spun off and have a float-adjusted market capitalization of at least $1 billion at the time they are added to the Index. The Index Provider defines a spin-off company as any company resulting from one of the following events: spin-off, carve-out or split-off. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (1.65)%. On a net asset value (“NAV”) basis, the Fund returned (1.53)%. During the same time period, the Index returned (0.89)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned (1.69)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 849 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight the financials sector during the fiscal year ended April 30, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the utilities sector along with its underweight exposure to and security selection in the information technology sector.

For the fiscal year ended April 30, 2023, the utilities sector contributed most significantly to the Fund’s return, followed by the information technology sector. The communication services sector was the largest detractor followed by the real estate sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Constellation Energy Corp., a utilities company (portfolio average weight of 7.34%) and Otis Worldwide Corporation, an industrials company (portfolio average weight of 7.37%). Positions that detracted most significantly from the Fund’s return during this period included Concentrix Corporation, an industrials company (portfolio average weight of 4.46%) and Vimeo, Inc., a communication services company (portfolio average weight of 0.97%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Industrials	40.22
Health Care	16.17
Information Technology	9.52
Utilities	7.47
Materials	6.81
Consumer Discretionary	6.28
Real Estate	5.39
Energy	4.58
Communication Services	3.63
Money Market Funds Plus Other Assets Less Liabilities	(0.07)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Otis Worldwide Corp.	7.62
Constellation Energy Corp.	7.47
GE HealthCare Technologies, Inc.	7.27
Carrier Global Corp.	6.86
Corteva, Inc.	6.81
GXO Logistics, Inc.	5.01
Organon & Co.	4.96
Apartment Income REIT Corp.	4.77
U-Haul Holding Co., Series N	4.60
DT Midstream, Inc.	4.58
Total	59.95

*	Excluding money market fund holdings.

21

Invesco S&P Spin-Off ETF (CSD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P U.S. Spin-Off Index	(0.89)%	19.11%	68.97%	2.69%	14.21%	6.52%	87.99%	6.82%	194.37%
Russell Midcap® Index	(1.69)	13.78	47.30	7.97	46.75	9.85	155.94	8.22	264.42
Fund
NAV Return	(1.53)	18.35	65.79	2.05	10.66	5.94	78.09	6.15	165.79
Market Price Return	(1.65)	18.31	65.59	2.06	10.74	5.95	78.18	6.15	165.66

Guggenheim S&P Spin-Off ETF (the “Predecessor Fund”) Inception:

December 15, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.65%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P U.S. Spin-Off Index performance is comprised of the performance of the Beacon Spin-Off Index, the Fund’s previous underlying index, prior to the conversion date, May 20, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2023.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

22

PHO	Management’s Discussion of Fund Performance
Invesco Water Resources ETF (PHO)

As an index fund, the Invesco Water Resources ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ OMX US Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) compiles the Index, which seeks to track the performance of companies that are listed on the New York Stock Exchange (“NYSE”), NYSE American, Cboe Exchange (“Cboe”) or The Nasdaq Stock Market (“Nasdaq”), create products designed to conserve and purify water for homes, businesses and industries. The Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest and tracking stocks. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 8.42%. On a net asset value (“NAV”) basis, the Fund returned 8.46%. During the same time period, the Index returned 9.11%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 504 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall

U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the technology hardware, storage & peripherals industry during the fiscal year ended April 30, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the stock selection and overweight allocation in the chemicals industry.

For the fiscal year ended April 30, 2023, the machinery industry contributed most significantly to the Fund’s return, followed by the trading companies & distributors and electronic equipment, instruments & components industries, respectively. The building products industry was the largest detractor followed by the software industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Xylem Inc., a machinery company (portfolio average weight of 6.15%) and Ferguson Plc, a trading companies & distributors company (portfolio average weight of 4.94%). Positions that detracted most significantly from the Fund’s return during this period included Zurn Elkay Water Solutions Corporation., a building products company (portfolio average weight of 2.56%) and Advanced Drainage Systems, Inc., a building products company (portfolio average weight of 3.68%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Machinery	29.82
Water Utilities	15.67
Life Sciences Tools & Services	11.60
Building Products	10.23
Software	8.52
Chemicals	8.49
Trading Companies & Distributors	7.87
Industry Types Each Less Than 3%	7.77
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Roper Technologies, Inc.	8.52
Ecolab, Inc.	8.49
Xylem, Inc.	8.15
Ferguson PLC	7.87
Danaher Corp.	7.71
American Water Works Co., Inc.	4.25
A.O. Smith Corp.	4.19
Pentair PLC	4.18
Evoqua Water Technologies Corp.	4.10
Waters Corp.	3.89
Total	61.35

*	Excluding money market fund holdings.

23

Invesco Water Resources ETF (PHO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—Nasdaq OMX US Water IndexSM	9.11%	16.51%	58.16%	13.08%	84.91%	10.34%	167.45%	8.98%	346.47%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	9.27	367.73
Fund
NAV Return	8.46	15.64	54.64	12.33	78.87	9.62	150.62	7.95	278.76
Market Price Return	8.42	15.57	54.36	12.32	78.80	9.62	150.63	7.88	274.51

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—NASDAQ OMX US Water IndexSM is comprised of the performance of the Palisades Water Index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the NASDAQ OMX US Water IndexSM from the conversion date through April 30, 2023.

-	Net returns reflect invested dividends net of witholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

24

PBW	Management’s Discussion of Fund Performance
Invesco WilderHill Clean Energy ETF (PBW)

As an index fund, the Invesco WilderHill Clean Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the WilderHill Clean Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, WilderShares, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of stocks of publicly traded companies in the United States that are engaged in the business of the advancement of cleaner energy and conservation or are important to the development of clean energy. The Index may include securities of foreign issuers, including issuers located in emerging market countries. Stocks are included in the Index based on the Index Provider’s evaluation that such companies will substantially benefit from a societal transition toward the use of cleaner energy, zero-CO2 renewables and conservation.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (27.52)%. On a net asset value (“NAV”) basis, the Fund returned (27.59)%. During the same time period, the Index returned (30.03)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the securities lending program in which the Fund participates, partially offset by fees and expenses that the Fund incurred during the period.

During this same time period, the Russell 2000 Growth® Index (the “Benchmark Index”) returned 0.72%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electrical equipment industry and most underweight in the biotechnology industry during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the electrical equipment industry, followed by the overweight allocation in the automobiles industry.

For the fiscal year ended April 30, 2023, the semiconductors & semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the construction & engineering and electronic equipment, instruments & components industries, respectively. The electrical equipment industry detracted most significantly from the Fund’s return, followed by the automobiles and aerosapce & defense industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included First Solar, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.67%) and Array Technologies Inc, an electrical components & equipment company (portfolio average weight of 1.52%). Positions that detracted most significantly from the Fund’s return during this period included Energy Vault Holdings, Inc., an electrical equipment company (portfolio average weight of 1.26%) and Vertical Aerospace Ltd., an aerospace & defense company (portfolio average weight of 0.64%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Electrical Equipment	28.36
Semiconductors & Semiconductor Equipment	12.04
Automobiles	10.56
Independent Power and Renewable Electricity Producers	8.63
Metals & Mining	8.22
Construction & Engineering	5.76
Electronic Equipment, Instruments & Components	4.51
Specialty Retail	4.32
Automobile Components	3.99
Chemicals	3.96
Machinery	3.21
Industry Types Each Less Than 3%	6.37
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
NaaS Technology, Inc., ADR	2.87
Sunnova Energy International, Inc.	1.97
FTC Solar, Inc.	1.96
Bel Fuse, Inc., Class B	1.82
Maxeon Solar Technologies Ltd.	1.76
Sunrun, Inc.	1.73
ReNew Energy Global PLC, Class A	1.70
Lion Electric Co. (The)	1.69
Ormat Technologies, Inc.	1.64
TPI Composites, Inc.	1.62
Total	18.76

*	Excluding money market fund holdings.

25

Invesco WilderHill Clean Energy ETF (PBW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
WilderHill Clean Energy Index	(30.03)%	4.11%	12.83%	8.14%	47.91%	4.71%	58.40%	(3.86)%	(51.12)%
Russell 2000® Growth Index	0.72	7.82	25.33	4.00	21.64	8.44	124.77	7.79	290.34
Nasdaq Composite Index	0.02	12.08	40.79	12.60	80.98	15.09	307.68	N/A	N/A
Fund
NAV Return	(27.59)	5.84	18.56	9.77	59.36	6.19	82.27	(2.84)	(40.76)
Market Price Return	(27.52)	5.80	18.42	9.74	59.16	6.18	82.18	(2.84)	(40.75)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective August 26, 2022, the Fund changed its designated broad-based securities market benchmark index from the NASDAQ® Composite Index to the Benchmark Index, as the Benchmark Index more closely reflects the performance of the types of securities in which the Fund invests.

26

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

27

Invesco Aerospace & Defense ETF (PPA)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Aerospace & Defense-70.22%
AAR Corp.(b)	179,417	$9,469,629
Aerojet Rocketdyne Holdings, Inc.(b)	396,170	22,347,950
AeroVironment, Inc.(b)	130,600	13,150,114
Axon Enterprise, Inc.(b)	336,695	70,945,003
Boeing Co. (The)(b)	597,134	123,475,368
BWX Technologies, Inc.	381,701	24,650,251
CAE, Inc. (Canada)(b)	1,561,850	35,172,862
Curtiss-Wright Corp.	132,683	22,533,554
Ducommun, Inc.(b)	58,981	2,949,050
Elbit Systems Ltd. (Israel)(c)	222,348	40,869,786
General Dynamics Corp.	428,464	93,550,830
HEICO Corp.(c)	231,687	39,071,696
Hexcel Corp.	379,043	27,321,419
Howmet Aerospace, Inc.	1,385,250	61,352,722
Huntington Ingalls Industries, Inc.	196,747	39,676,000
Kaman Corp.	107,236	2,366,699
Kratos Defense & Security Solutions, Inc.(b)	654,412	8,441,915
L3Harris Technologies, Inc.	428,293	83,581,379
Leonardo DRS, Inc.(b)(c)	1,237,359	18,622,253
Lockheed Martin Corp.	252,565	117,303,814
Maxar Technologies, Inc.	386,187	20,359,779
Mercury Systems, Inc.(b)	300,355	14,317,923
Moog, Inc., Class A	103,129	9,292,954
Northrop Grumman Corp.	265,908	122,655,383
Parsons Corp.(b)(c)	211,084	9,182,154
Raytheon Technologies Corp.	1,230,978	122,974,702
Spirit AeroSystems Holdings, Inc., Class A(c)	543,930	16,187,357
Textron, Inc.	768,908	51,470,701
TransDigm Group, Inc.	88,897	68,006,205
Triumph Group, Inc.(b)	322,613	3,487,447
V2X, Inc.(b)(c)	139,069	6,007,781
Woodward, Inc.	197,503	18,964,238

		1,319,758,918

Communications Equipment-0.50%
Comtech Telecommunications Corp.	144,049	1,490,907
Viasat, Inc.(b)(c)	227,246	7,960,428

		9,451,335

Containers & Packaging-0.60%
Ball Corp.(c)	211,280	11,235,870

Diversified Telecommunication Services-0.60%
Iridium Communications, Inc.	178,275	11,315,114

Electrical Equipment-0.92%
Eaton Corp. PLC	103,318	17,266,504

Electronic Equipment, Instruments & Components-2.80%
Keysight Technologies, Inc.(b)	102,324	14,800,143
OSI Systems, Inc.(b)	54,653	6,173,603
Teledyne Technologies, Inc.(b)	70,445	29,192,408
TTM Technologies, Inc.(b)	212,123	2,505,173

		52,671,327

	Shares	Value
Industrial Conglomerates-9.63%
General Electric Co.	904,745	$89,542,612
Honeywell International, Inc.	457,476	91,422,004

		180,964,616

Machinery-3.17%
Oshkosh Corp.	130,126	9,957,242
Parker-Hannifin Corp.	152,490	49,540,951

		59,498,193

Metals & Mining-0.89%
ATI, Inc.(b)(c)	431,750	16,674,185

Professional Services-10.20%
Booz Allen Hamilton Holding Corp.	505,970	48,431,448
CACI International, Inc., Class A(b)	90,928	28,489,561
Jacobs Solutions, Inc.	185,387	21,404,783
KBR, Inc.(c)	565,481	32,079,737
Leidos Holdings, Inc.	445,380	41,536,139
Planet Labs PBC(b)(c)	531,834	2,169,883
Science Applications International Corp.	172,397	17,589,666

		191,701,217

Software-0.48%
Palantir Technologies, Inc., Class A(b)(c)	1,176,010	9,114,078

Total Common Stocks & Other Equity Interests (Cost $1,757,129,024)		1,879,651,357

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $718,890)	718,890	718,890

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $1,757,847,914)		1,880,370,247

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.18%
Invesco Private Government Fund, 4.83%(d)(e)(f)	32,529,303	32,529,303
Invesco Private Prime Fund, 4.99%(d)(e)(f)	83,646,779	83,646,779

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $116,191,277)		116,176,082

TOTAL INVESTMENTS IN SECURITIES-106.23% (Cost $1,874,039,191)		1,996,546,329
OTHER ASSETS LESS LIABILITIES-(6.23)%		(117,050,437)

NET ASSETS-100.00%		$1,879,495,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Aerospace & Defense ETF (PPA)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$337,190	$23,558,008	$(23,176,308)	$-	$-	$718,890	$28,029
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	25,045,121	376,198,565	(368,714,383)	-	-	32,529,303	958,994	*
Invesco Private Prime Fund	59,781,622	790,925,692	(767,071,261)	(17,476)	28,202	83,646,779	2,627,685	*

Total	$85,163,933	$1,190,682,265	$(1,158,961,952)	$(17,476)	$28,202	$116,894,972	$3,614,708

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco DWA Momentum ETF (PDP)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Communication Services-0.72%
T-Mobile US, Inc.(b)	50,992	$7,337,749

Consumer Discretionary-15.05%
AutoNation, Inc.(b)	46,642	6,142,751
Boyd Gaming Corp.	144,649	10,038,641
Churchill Downs, Inc.(c)	20,496	5,995,695
Darden Restaurants, Inc.(c)	35,651	5,416,456
Deckers Outdoor Corp.(b)(c)	12,572	6,026,263
Dick’s Sporting Goods, Inc.(c)	68,939	9,996,844
Hilton Grand Vacations, Inc.(b)(c)	119,571	5,117,639
MGM Resorts International	149,060	6,695,775
NVR, Inc.(b)	1,807	10,552,880
O’Reilly Automotive, Inc.(b)	36,574	33,549,696
Penske Automotive Group, Inc.(c)	47,835	6,628,974
Service Corp. International	198,642	13,942,682
Tapestry, Inc.	127,079	5,186,094
Tempur Sealy International, Inc.(c)	170,367	6,383,652
TJX Cos., Inc. (The)	120,022	9,460,134
Tractor Supply Co.	23,576	5,620,518
Wingstop, Inc.(c)	29,552	5,913,651

		152,668,345

Consumer Staples-3.23%
BJ’s Wholesale Club Holdings, Inc.(b)	76,023	5,805,876
Costco Wholesale Corp.	23,612	11,882,031
Estee Lauder Cos., Inc. (The), Class A	34,484	8,507,892
Performance Food Group Co.(b)	104,772	6,568,157

		32,763,956

Energy-6.15%
Antero Midstream Corp.	573,796	6,174,045
Civitas Resources, Inc.(c)	133,945	9,248,902
Exxon Mobil Corp.	52,412	6,202,436
Marathon Petroleum Corp.	66,819	8,151,918
PBF Energy, Inc., Class A	287,616	10,026,294
Targa Resources Corp.	233,715	17,652,494
Valero Energy Corp.	42,921	4,921,751

		62,377,840

Financials-10.71%
Aon PLC, Class A	26,453	8,601,986
Arthur J. Gallagher & Co.	30,353	6,315,245
Fiserv, Inc.(b)	152,063	18,569,934
Globe Life, Inc.	47,255	5,128,113
Marsh & McLennan Cos., Inc.	32,427	5,843,021
Mastercard, Inc., Class A	81,021	30,790,411
MSCI, Inc.	33,375	16,101,769
Primerica, Inc.	31,938	5,829,004
Visa, Inc., Class A(c)	49,348	11,484,760

		108,664,243

Health Care-10.61%
Chemed Corp.	11,959	6,592,399
Danaher Corp.	90,373	21,410,267
Ensign Group, Inc. (The)(c)	62,217	6,040,649
IDEXX Laboratories, Inc.(b)	30,152	14,839,608
Mettler-Toledo International, Inc.(b)	15,561	23,209,232
Prometheus Biosciences, Inc.(b)(c)	83,204	16,137,416
Roivant Sciences Ltd.(b)	698,866	5,975,304

	Shares	Value
Health Care-(continued)
Tenet Healthcare Corp.(b)	92,392	$6,774,181
Thermo Fisher Scientific, Inc.	12,131	6,731,492

		107,710,548

Industrials-23.99%
AMETEK, Inc.	38,377	5,293,340
API Group Corp.(b)	251,283	5,719,201
Applied Industrial Technologies, Inc.	38,334	5,200,390
Atkore, Inc.(b)	99,142	12,524,609
Axon Enterprise, Inc.(b)	23,608	4,974,442
Builders FirstSource, Inc.(b)(c)	114,113	10,814,489
Carrier Global Corp.	114,509	4,788,766
Cintas Corp.	24,049	10,960,813
Clean Harbors, Inc.(b)	38,483	5,586,192
Copart, Inc.(b)	356,132	28,152,235
Deere & Co.	14,024	5,301,352
Equifax, Inc.(c)	30,698	6,396,849
Howmet Aerospace, Inc.	133,462	5,911,032
IDEX Corp.	64,885	13,387,073
Illinois Tool Works, Inc.	25,539	6,178,906
Old Dominion Freight Line, Inc.	72,368	23,185,984
Quanta Services, Inc.	48,979	8,308,798
Snap-on, Inc.	28,635	7,428,205
Tetra Tech, Inc.	40,223	5,565,656
Trane Technologies PLC	56,691	10,533,755
TransDigm Group, Inc.	27,852	21,306,780
W.W. Grainger, Inc.	26,201	18,224,630
WESCO International, Inc.	76,348	10,994,112
WillScot Mobile Mini Holdings Corp.(b)	148,560	6,744,624

		243,482,233

Information Technology-24.14%
Amphenol Corp., Class A	275,308	20,777,495
Analog Devices, Inc.	28,020	5,040,238
ANSYS, Inc.(b)	87,594	27,497,508
Applied Materials, Inc.	57,638	6,514,823
Arista Networks, Inc.(b)	32,736	5,242,998
Cadence Design Systems, Inc.(b)	127,077	26,616,278
CDW Corp.	39,940	6,773,424
First Solar, Inc.(b)	29,483	5,383,006
Fortinet, Inc.(b)	256,218	16,154,545
Intuit, Inc.	30,078	13,353,128
Jabil, Inc.	63,387	4,953,694
Keysight Technologies, Inc.(b)	38,867	5,621,723
KLA Corp.	18,557	7,173,023
Lattice Semiconductor Corp.(b)	223,021	17,774,774
MACOM Technology Solutions Holdings, Inc.(b)(c)	101,155	5,901,383
Microsoft Corp.	24,352	7,482,395
ON Semiconductor Corp.(b)	146,799	10,563,656
Oracle Corp.	66,963	6,342,735
SPS Commerce, Inc.(b)	51,421	7,574,313
Synopsys, Inc.(b)	36,106	13,406,880
Teledyne Technologies, Inc.(b)	45,245	18,749,528
VeriSign, Inc.(b)	27,310	6,057,358

		244,954,905

Materials-4.78%
ATI, Inc.(b)(c)	193,357	7,467,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco DWA Momentum ETF (PDP)–(continued)

April 30, 2023

	Shares	Value
Materials-(continued)
Graphic Packaging Holding Co.(c)	645,533	$15,918,844
Louisiana-Pacific Corp.(c)	92,642	5,534,433
Nucor Corp.	38,296	5,674,701
Olin Corp.	158,738	8,794,085
Reliance Steel & Aluminum Co.	20,812	5,157,214

		48,546,724

Real Estate-0.66%
Ryman Hospitality Properties, Inc.(c)	74,475	6,677,429

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $911,948,857)		1,015,183,972

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.31%
Invesco Private Government Fund, 4.83%(d)(e)(f)	20,775,244	20,775,244

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 4.99%(d)(e)(f)	53,422,056	$53,422,056

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $74,198,457)		74,197,300

TOTAL INVESTMENTS IN SECURITIES-107.35% (Cost $986,147,314)		1,089,381,272
OTHER ASSETS LESS LIABILITIES-(7.35)%		(74,571,127)

NET ASSETS-100.00%		$1,014,810,145

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$932,748	$15,602,164	$(16,534,912)	$-	$-	$-	$14,932
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	18,147,289	280,139,210	(277,511,255)	-	-	20,775,244	549,950	*
Invesco Private Prime Fund	41,729,944	640,537,084	(628,840,754)	(1,366)	(2,852)	53,422,056	1,511,907	*

Total	$60,809,981	$936,278,458	$(922,886,921)	$(1,366)	$(2,852)	$74,197,300	$2,076,789

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Global Listed Private Equity ETF (PSP)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-81.33%
Aerospace & Defense-5.22%
Melrose Industries PLC (United Kingdom)	1,756,867	$9,031,571

Biotechnology-0.51%
PureTech Health PLC(b)	335,341	883,023

Capital Markets-53.89%
3i Group PLC (United Kingdom)	454,517	10,094,570
Alaris Equity Partners Income (Canada)	66,435	850,337
AURELIUS Equity Opportunities SE & Co. KGaA (Germany)(c)	51,488	953,253
Blackstone Secured Lending Fund	69,592	1,795,474
Blackstone, Inc., Class A	93,148	8,320,911
Blue Owl Capital, Inc.(c)	391,274	4,405,745
Bridgepoint Group PLC (United Kingdom)(c)(d)	1,056,087	3,199,027
Carlyle Group, Inc. (The)(c)	226,734	6,876,842
Chrysalis Investments Ltd. (Guernsey)(b)(c)	1,109,359	833,824
EQT AB (Sweden)(c)	368,740	7,901,636
Gimv N.V. (Belgium)(c)	38,273	1,998,586
Hamilton Lane, Inc., Class A(c)	39,724	2,926,864
Intermediate Capital Group PLC (United Kingdom)	263,505	4,310,565
IP Group PLC (United Kingdom)	1,760,813	1,246,013
JAFCO Group Co. Ltd. (Japan)	81,351	1,033,579
KKR & Co., Inc., Class A	149,201	7,918,097
Molten Ventures PLC (United Kingdom)(b)(c)	296,287	1,041,985
Onex Corp. (Canada)	103,897	4,779,277
P10, Inc., Class A(c)	84,449	872,358
Partners Group Holding AG (Switzerland)(c)	8,963	8,692,615
Patria Investments Ltd., Class A (Cayman Islands)	83,717	1,241,523
Petershill Partners PLC (United Kingdom)(c)(d)	1,114,384	2,336,318
Ratos AB, Class B (Sweden)(c)	424,039	1,462,624
StepStone Group, Inc., Class A(c)	74,948	1,651,104
TPG, Inc.(c)	226,767	6,569,440

		93,312,567

Diversified Consumer Services-1.43%
Graham Holdings Co., Class B(c)	4,303	2,476,678

Financial Services-15.51%
Cannae Holdings, Inc.(b)(c)	59,351	1,082,562
Compass Diversified Holdings(c)	63,432	1,209,014
Eurazeo SE (France)	108,806	7,765,877
Kinnevik AB, Class B (Sweden)(b)(c)	354,592	5,802,556
Sofina S.A. (Belgium)(c)	30,539	7,005,989
Wendel SE (France)	35,644	3,998,060

		26,864,058

Industrial Conglomerates-1.92%
Fosun International Ltd. (China)	4,746,557	3,319,609

Interactive Media & Services-1.76%
IAC, Inc.(b)(c)	58,855	3,046,923

IT Services-1.09%
Digital Garage, Inc. (Japan)	53,607	1,881,845

Total Common Stocks & Other Equity Interests (Cost $172,860,718)		140,816,274

	Shares	Value
Closed-End Funds-16.48%
Apax Global Alpha Ltd. (Guernsey)(d)	821,472	$1,744,940
Ares Capital Corp.(c)	273,030	5,045,594
FS KKR Capital Corp., BDC(c)	132,335	2,489,221
Goldman Sachs BDC, Inc., BDC	27,249	378,761
Golub Capital BDC, Inc.(c)	63,970	862,316
HBM Healthcare Investments AG (Switzerland), Class A(b)(c)	9,202	2,140,120
Hercules Capital, Inc.(c)	57,640	763,154
HgCapital Trust PLC (United Kingdom)(c)	816,572	3,535,777
Main Street Capital Corp.	31,213	1,264,751
NB Private Equity Partners Ltd. (Guernsey)	64,421	1,261,526
New Mountain Finance Corp., BDC(c)	34,359	408,529
Oakley Capital Investments Ltd. (Bermuda)(c)	312,177	1,844,165
Oaktree Specialty Lending Corp.(c)	21,611	408,016
Owl Rock Capital Corp., BDC(c)	162,525	2,109,574
Princess Private Equity Holding Ltd. (Guernsey)	126,011	1,316,039
Prospect Capital Corp.(c)	118,863	809,457
Sixth Street Specialty Lending, Inc.(c)	23,002	420,477
Syncona Ltd. (United Kingdom)(b)(c)	893,426	1,729,340

Total Closed-End Funds (Cost $30,785,557)		28,531,757

	Shares

Money Market Funds-1.16%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(e)(f) (Cost $2,007,766)	2,007,766	2,007,766

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.97% (Cost $205,654,041)		171,355,797

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-30.97%
Invesco Private Government Fund, 4.83%(e)(f)(g)	15,014,772	15,014,772
Invesco Private Prime Fund, 4.99%(e)(f)(g)	38,609,514	38,609,514

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $53,627,323)		53,624,286

TOTAL INVESTMENTS IN SECURITIES-129.94% (Cost $259,281,364)		224,980,083
OTHER ASSETS LESS LIABILITIES-(29.94)%		(51,832,577)

NET ASSETS-100.00%		$173,147,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Global Listed Private Equity ETF (PSP)–(continued)

April 30, 2023

Investment Abbreviations:

BDC-Business Development Company

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $7,280,285, which represented 4.20% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,395,158	$14,358,816	$(14,746,208)	$-	$-	$2,007,766	$47,982
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,533,789	97,302,876	(90,821,893)	-	-	15,014,772	410,540	*
Invesco Private Prime Fund	20,226,755	202,329,915	(183,945,740)	(3,257)	1,841	38,609,514	1,129,221	*

Total	$31,155,702	$313,991,607	$(289,513,841)	$(3,257)	$1,841	$55,632,052	$1,587,743

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	21.10%

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity	Rate	Payment Frequency	Maturity Date	Notional Value(b)	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Citibank, N.A.	Receive	Brookfield Business Partners LP	1-Day CORRA plus 55 basis points	Monthly	October-2023	CAD 1,593,260	$-	$(54,008)	$(54,008)

Abbreviations:

CAD     -Canadian Dollar

CORRA-Canadian Overnight Repo Rate Average

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(b)	Notional Value is denominated in U.S. Dollars unless otherwise noted.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco Golden Dragon China ETF (PGJ)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%(b)
Communication Services-25.11%
Autohome,Inc.,ADR	75,917	$2,250,939
Baidu, Inc., ADR(c)(d)	124,966	15,072,149
Bilibili, Inc., ADR(c)(d)	139,443	2,839,060
DouYu International Holdings Ltd., ADR(c)	199,626	221,585
Hello Group, Inc., ADR	195,720	1,636,219
iQIYI, Inc., ADR(c)	433,630	2,645,143
JOYY, Inc., ADR	65,659	1,998,003
Kanzhun Ltd., ADR(c)(d)	306,593	5,668,905
Luokung Technology Corp.(c)	18,587	24,349
NetEase, Inc., ADR(d)	110,811	9,876,584
Sohu.com Ltd., ADR(c)	38,946	516,424
So-Young International, Inc., ADR(c)(d)	88,753	238,746
Tencent Music Entertainment Group, ADR(c)	770,634	5,710,398
Weibo Corp., ADR(c)	94,196	1,649,372

		50,347,876

Consumer Discretionary-53.23%
Alibaba Group Holding Ltd., ADR(c)	195,997	16,598,986
Baozun, Inc., ADR(c)(d)	54,865	254,025
China Automotive Systems, Inc.(c)	34,187	168,542
H World Group Ltd., ADR(c)(d)	181,616	8,517,790
JD.com, Inc., ADR(d)	387,181	13,830,105
Kandi Technologies Group, Inc.(c)	84,056	267,298
Li Auto, Inc., ADR(c)(d)	297,089	6,981,591
MINISO Group Holding Ltd., ADR	104,503	1,927,035
New Oriental Education & Technology Group, Inc., ADR(c)(d)	125,025	5,699,890
Newegg Commerce, Inc.(c)(d)	424,905	471,645
NIO, Inc., ADR(c)(d)	916,213	7,210,596
Niu Technologies, ADR(c)(d)	57,487	213,852
PDD Holdings, Inc., ADR(c)(d)	196,133	13,366,464
TAL Education Group, ADR(c)	513,186	3,007,270
TH International Ltd.(c)	167,974	757,563
Trip.com Group Ltd., ADR(c)(d)	438,779	15,581,042
Tuniu Corp., ADR(c)	56,489	104,505
Vipshop Holdings Ltd., ADR(c)	577,793	9,071,350
Xpeng, Inc., ADR(c)(d)	287,194	2,728,343

		106,757,892

Consumer Staples-0.60%
111, Inc., ADR(c)	54,683	149,285
Dada Nexus Ltd., ADR(c)(d)	107,690	652,601
Yatsen Holding Ltd., ADR(c)	407,663	411,740

		1,213,626

Financials-3.06%
LexinFintech Holdings Ltd., ADR(c)	162,157	387,555
Lufax Holding Ltd., ADR	1,008,884	1,715,103
Noah Holdings Ltd., ADR(c)(d)	36,058	571,880
Qifu Technology, Inc., ADR	154,947	2,733,265
Qudian, Inc., ADR(c)(d)	226,735	285,686
Up Fintech Holding Ltd., ADR(c)(d)	150,114	438,333

		6,131,822

Health Care-1.71%
Burning Rock Biotech Ltd., ADR(c)(d)	63,330	196,956
Gracell Biotechnologies, Inc., ADR(c)	75,514	131,394

	Shares	Value
Health Care-(continued)
I-Mab, ADR(c)(d)	77,264	$237,973
Meihua International Medical Technologies Co. Ltd.(c)	27,110	102,205
Zai Lab Ltd., ADR(c)(d)	78,966	2,762,231

		3,430,759

Industrials-5.29%
EHang Holdings Ltd., ADR(c)(d)	40,685	452,010
Emeren Group Ltd., ADR(c)	61,953	252,768
ZTO Express (Cayman), Inc., ADR(d)	357,576	9,897,704

		10,602,482

Information Technology-7.24%
Agora, Inc., ADR(c)(d)	81,114	271,732
Bit Digital, Inc.(c)	93,392	184,916
Canaan, Inc., ADR(c)(d)	179,267	505,533
Canadian Solar, Inc. (Canada)(c)	72,773	2,723,166
Chindata Group Holdings Ltd., ADR(c)(d)	141,554	893,206
Daqo New Energy Corp., ADR(c)(d)	83,836	3,849,749
GDS Holdings Ltd., ADR(c)(d)	97,164	1,508,957
Hollysys Automation Technologies Ltd.	70,157	1,119,706
JinkoSolar Holding Co. Ltd., ADR(c)(d)	45,254	2,245,051
Kingsoft Cloud Holdings Ltd., ADR(c)(d)	119,754	686,190
Vnet Group, Inc., ADR(c)(d)	152,299	447,759
Xunlei Ltd., ADR(c)	59,706	94,335

		14,530,300

Real Estate-3.69%
KE Holdings, Inc., ADR(c)	471,414	7,396,486

Total Common Stocks & Other Equity Interests (Cost $291,823,228)		200,411,243

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(e)(f) (Cost $93,062)	93,062	93,062

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $291,916,290)		200,504,305

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-25.74%
Invesco Private Government Fund, 4.83%(e)(f)(g)	14,196,763	14,196,763
Invesco Private Prime Fund, 4.99%(e)(f)(g)	37,413,796	37,413,796

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $51,611,324)		51,610,559

TOTAL INVESTMENTS IN SECURITIES-125.72% (Cost $343,527,614)		252,114,864
OTHER ASSETS LESS LIABILITIES-(25.72)%		(51,574,304)

NET ASSETS-100.00%.		$200,540,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Golden Dragon China ETF (PGJ)–(continued)

April 30, 2023

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	All or a portion of this security was out on loan at April 30, 2023.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$163,140	$4,882,990	$(4,953,068)	$ -	$ -	$93,062	$5,990
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	22,508,565	185,567,563	(193,879,365)	-	-	14,196,763	614,120	*
Invesco Private Prime Fund	52,545,493	389,938,542	(405,070,152)	(5,281)	5,194	37,413,796	1,688,255	*

Total	$75,217,198	$580,389,095	$(603,902,585)	$(5,281)	$5,194	$51,703,621	$2,308,365

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco MSCI Sustainable Future ETF (ERTH)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.21%
Automobiles-13.55%
Li Auto, Inc., A Shares (China)(b)	739,915	$8,619,884
Lucid Group, Inc.(b)(c)	277,105	2,200,214
NIO, Inc., ADR (China)(b)(c)	903,649	7,111,717
Rivian Automotive, Inc., Class A(b)(c)	211,406	2,710,225
Tesla, Inc.(b)	76,208	12,521,736
Workhorse Group, Inc.(b)(c)	110,023	103,664
Xpeng, Inc. (China)(b)	563,404	2,698,632
Yadea Group Holdings Ltd. (China)(d)	808,390	1,886,611

		37,852,683

Building Products-4.39%
Advanced Drainage Systems, Inc.	44,198	3,788,653
Kingspan Group PLC (Ireland)	101,919	7,054,915
Rockwool A/S, Class B (Denmark)(c)	5,881	1,422,057

		12,265,625

Chemicals-1.63%
FutureFuel Corp.	9,058	67,935
Umicore S.A. (Belgium)(c)	136,315	4,478,635

		4,546,570

Commercial Services & Supplies-0.51%
China Everbright Environment Group Ltd. (China)	2,302,467	973,795
Dynagreen Environmental Protection Group Co. Ltd., H Shares (China)(d)	314,242	112,888
Midac Holdings Co. Ltd. (Japan)(c)	4,722	65,993
Sunny Friend Environmental Technology Co. Ltd. (Taiwan)	51,000	262,942

		1,415,618

Construction & Engineering-0.80%
China Conch Venture Holdings Ltd. (China)	1,068,415	1,698,597
Emeren Group Ltd., ADR (China)(b)	20,864	85,125
OX2 AB (Sweden)(b)(c)	58,874	454,588

		2,238,310

Diversified REITs-6.94%
Digital Realty Trust, Inc.	138,844	13,766,382
Inmobiliaria Colonial SOCIMI S.A. (Spain)(c)	186,405	1,192,560
Lar Espana Real Estate SOCIMI S.A. (Spain)	23,277	131,830
Mercialys S.A. (France)(c)	46,024	463,392
Merlin Properties SOCIMI S.A. (Spain)	208,748	1,845,967
OUE Commercial REIT (Singapore)	1,452,063	353,724
Vornado Realty Trust(c)	107,511	1,613,740

		19,367,595

Electrical Equipment-14.94%
Alfen N.V. (Netherlands)(b)(c)(d)	14,753	1,192,883
Array Technologies, Inc.(b)	93,431	1,910,664
Blink Charging Co.(b)(c)	33,536	239,112
China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)(b)	329,226	119,949
Contemporary Amperex Technology Co. Ltd., A Shares (China)	172,800	5,757,755
CS Wind Corp. (South Korea)	16,767	944,584
Dajin Heavy Industry Co. Ltd., A Shares (China)	19,700	86,697
Energiekontor AG (Germany)	4,818	385,633

	Shares	Value
Electrical Equipment-(continued)
Ginlong Technologies Co. Ltd., A Shares (China)(b)	15,800	$259,525
GoodWe Technologies Co. Ltd., A Shares (China)	4,993	187,095
Kempower OYJ (Finland)(b)(c)	11,262	410,297
Ming Yang Smart Energy Group Ltd., A Shares (China)	98,900	294,921
Nordex SE (Germany)(b)(c)	89,544	1,075,560
Plug Power, Inc.(b)(c)	346,364	3,127,667
PNE AG (Germany)	25,176	411,912
PowerCell Sweden AB (Sweden)(b)	33,479	283,179
Pylon Technologies Co. Ltd., A Shares (China)	6,890	240,835
Shoals Technologies Group, Inc., Class A(b)(c)	111,516	2,329,569
Signify N.V	82,926	2,765,735
Soltec Power Holdings S.A. (Spain)(b)	18,926	108,337
Stem, Inc.(b)(c)	40,194	170,021
Sungrow Power Supply Co. Ltd., A Shares (China)	60,600	986,121
SunPower Corp.(b)(c)	58,773	776,979
Sunrun, Inc.(b)(c)	126,567	2,662,970
Titan Wind Energy Suzhou Co. Ltd., A Shares (China)	89,200	177,416
TPI Composites, Inc.(b)(c)	26,951	333,114
Vestas Wind Systems A/S (Denmark)(b)(c)	520,962	14,388,129
Xinjiang Goldwind Science & Technology Co. Ltd., A Shares (China)	56,900	90,012

		41,716,671

Electronic Equipment, Instruments & Components-0.82%
Badger Meter, Inc.	17,366	2,298,043

Food Products-3.40%
Darling Ingredients, Inc.(b)(c)	106,205	6,326,632
Grieg Seafood ASA (Norway)	31,533	263,387
Minerva S.A. (Brazil)	197,300	337,191
Salmar ASA (Norway)(c)	42,168	1,863,642
SLC Agricola S.A. (Brazil)	79,450	690,821

		9,481,673

Ground Transportation-6.23%
BTS Group Holdings PCL, NVDR (Thailand)	4,449,191	1,003,259
BTS Group Holdings PCL, Wts., expiring 11/20/2026 (Thailand)(b)	1	0
Central Japan Railway Co. (Japan)	92,639	11,460,390
MTR Corp. Ltd. (Hong Kong)	990,151	4,938,204

		17,401,853

Household Durables-1.96%
KB Home	51,116	2,239,903
Meritage Homes Corp.	24,117	3,088,182
Neinor Homes S.A. (Spain)(b)(d)	15,245	154,335

		5,482,420

Independent Power and Renewable Electricity Producers-9.86%
Altus Power, Inc.(b)	34,881	158,360
Audax Renovables S.A. (Spain)(b)(c)	68,954	83,281
BCPG PCL, NVDR (Thailand)	1,074,514	306,802
Boralex, Inc., Class A (Canada)	64,484	1,877,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco MSCI Sustainable Future ETF (ERTH)–(continued)

April 30, 2023

	Shares	Value
Independent Power and Renewable Electricity Producers-(continued)
Canvest Environmental Protection Group Co. Ltd. (Hong Kong)(c)(d)	400,036	$210,467
CECEP Solar Energy Co. Ltd., A Shares (China)	211,000	211,968
CECEP Wind-Power Corp., A Shares (China)	322,900	178,037
China Datang Corp. Renewable Power Co. Ltd., H Shares (China)	1,575,217	610,028
China Everbright Greentech Ltd. (China)(d)	315,450	60,680
China Three Gorges Renewables Group Co. Ltd., A Shares (China)	1,193,800	933,922
Concord New Energy Group Ltd. (Hong Kong)	4,830,518	430,752
Corp ACCIONA Energias Renovables S.A. (Spain)(c)	38,052	1,367,826
EDP Renovaveis S.A. (Spain)(c)	174,637	3,886,833
Encavis AG (Germany)	84,678	1,465,370
Energix-Renewable Energies Ltd. (Israel)	187,622	552,580
Enlight Renewable Energy Ltd. (Israel)(b)	81,058	1,328,057
eRex Co. Ltd. (Japan)(c)	21,874	278,555
Greenvolt-Energias Renovaveis S.A. (Portugal)(b)(c)	42,443	288,874
Grenergy Renovables S.A. (Spain)(b)	10,553	309,671
Montauk Renewables, Inc.(b)(c)	44,669	297,049
Neoen S.A. (France)(c)(d)	47,421	1,423,996
NextEra Energy Partners L.P.	57,768	3,322,238
Omega Energia S.A. (Brazil)(b)	230,191	425,151
Ormat Technologies, Inc.(c)	30,327	2,602,360
RENOVA, Inc. (Japan)(b)	24,790	349,188
Scatec ASA (South Africa)(d)	81,630	530,655
Solaria Energia y Medio Ambiente S.A. (Spain)(b)	54,462	860,404
SPCG PCL, NVDR (Thailand)	312,411	116,191
Sunnova Energy International, Inc.(b)(c)	69,187	1,242,598
Super Energy Corp. PCL, NVDR (Thailand)	12,360,032	217,176
TransAlta Renewables, Inc. (Canada)(c)	80,460	750,438
Voltalia S.A. (France)(b)(c)	28,686	436,404
West Holdings Corp. (Japan)	17,488	414,837

		27,528,738

Industrial REITs-2.10%
Advance Logistics Investment Corp. (Japan)	664	672,461
CRE Logistics REIT, Inc. (Japan)	518	712,528
Mitsubishi Estate Logistics REIT Investment Corp. (Japan)	372	1,140,601
Nippon Prologis REIT, Inc. (Japan)	1,474	3,350,369

		5,875,959

IT Services-0.34%
Chindata Group Holdings Ltd., ADR (China)(b)(c)	87,237	550,466
Kingsoft Cloud Holdings Ltd., ADR (China)(b)(c)	71,948	412,262

		962,728

Machinery-2.83%
Alstom S.A. (France)(c)	209,307	5,254,644
Dawonsys Co. Ltd. (South Korea)(b)	17,951	163,630
Ebusco Holding N.V. (Netherlands)(b)(c)	8,147	80,319
Energy Recovery, Inc.(b)	28,892	650,937
Hyliion Holdings Corp.(b)	77,340	105,956
Lion Electric Co. (The) (Canada)(b)	70,787	157,096

	Shares	Value
Machinery-(continued)
Proterra, Inc.(b)(c)	120,850	$141,394
Riyue Heavy Industry Co. Ltd., A Shares (China)	33,300	104,156
Stadler Rail AG (Switzerland)(c)	29,776	1,240,485

		7,898,617

Metals & Mining-0.56%
Schnitzer Steel Industries, Inc., Class A	16,474	475,934
Sims Ltd.	106,226	1,098,621

		1,574,555

Office REITs-2.77%
Brandywine Realty Trust	108,707	427,218
Centuria Office REIT (Australia)	215,222	202,677
Covivio S.A. (France)(c)	30,136	1,713,413
Douglas Emmett, Inc.(c)	117,462	1,512,911
Global One Real Estate Investment Corp. (Japan)	307	237,411
Japan Excellent, Inc. (Japan)	592	506,068
Keppel REIT (Singapore)	1,638,104	1,068,209
Mori Hills REIT Investment Corp. (Japan)	1,006	1,135,550
Paramount Group, Inc.(c)	110,793	479,734
Piedmont Office Realty Trust, Inc., Class A(c)	71,435	465,042

		7,748,233

Oil, Gas & Consumable Fuels-0.47%
Enviva, Inc.(c)	22,018	473,387
REX American Resources Corp.(b)	9,097	257,354
VERBIO Vereinigte BioEnergie AG (Germany)	14,326	533,629
Waga Energy S.A. (France)(b)(c)	1,676	44,037

		1,308,407

Paper & Forest Products-2.70%
Canfor Corp. (Canada)(b)	37,930	569,383
Mercer International, Inc. (Germany)	30,076	292,640
Suzano S.A. (Brazil)	484,200	3,852,036
West Fraser Timber Co. Ltd. (Canada)	39,143	2,828,293

		7,542,352

Real Estate Management & Development-0.89%
Deutsche EuroShop AG (Germany)	8,050	181,743
Platzer Fastigheter Holding AB, Class B (Sweden)	39,113	329,080
Swire Properties Ltd. (Hong Kong)	731,129	1,960,568

		2,471,391

Retail REITs-5.30%
AEON REIT Investment Corp. (Japan)	1,047	1,198,746
CapitaLand Integrated Commercial Trust (Singapore)	3,626,370	5,517,769
First Capital REIT (Canada)	57,712	676,987
Frasers Centrepoint Trust (Singapore)	635,559	1,052,794
Fukuoka REIT Corp. (Japan)	261	313,204
Klepierre S.A. (France)(c)	141,425	3,584,819
Lendlease Global Commercial REIT (Singapore)	749,203	393,091
Mapletree Pan Asia Commercial Trust (Singapore)	1,558,227	2,055,601

		14,793,011

Semiconductors & Semiconductor Equipment-15.38%
Duk San Neolux Co. Ltd. (South Korea)(b)	6,656	215,833
Enphase Energy, Inc.(b)	75,488	12,395,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco MSCI Sustainable Future ETF (ERTH)–(continued)

April 30, 2023

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
First Solar, Inc.(b)	63,353	$11,566,991
JA Solar Technology Co. Ltd., A Shares (China)	133,308	777,159
LONGi Green Energy Technology Co. Ltd., A Shares (China)	295,972	1,489,643
Maxeon Solar Technologies Ltd.(b)	16,959	476,717
Shanghai Aiko Solar Energy Co. Ltd., A Shares (China)(b)	42,100	189,590
SMA Solar Technology AG (Germany)(b)	6,973	752,883
SolarEdge Technologies, Inc.(b)	36,834	10,520,895
TSEC Corp. (Taiwan)(b)	364,000	435,722
United Renewable Energy Co. Ltd. (Taiwan)(b)	1,037,075	699,986
Xinyi Solar Holdings Ltd. (China)	3,212,142	3,433,148

		42,953,697

Software-0.14%
CM.com N.V. (Netherlands)(b)(c)(d)	11,201	124,277
Tuya, Inc., ADR (China)(b)	133,769	263,525

		387,802

Specialty Retail-0.03%
Fastned B.V., CVA (Netherlands)(b)(c)	2,395	85,536

Transportation Infrastructure-0.40%
Taiwan High Speed Rail Corp. (Taiwan)	1,106,000	1,117,063

Water Utilities-0.27%
Beijing Enterprises Water Group Ltd. (China)	2,949,344	747,678

Total Common Stocks & Other Equity Interests (Cost $351,751,089)		277,062,828

	Shares	Value

Exchange-Traded Funds-0.71%
iShares MSCI India ETF(b)(c) (Cost $2,026,167)	48,421	$1,991,072

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $353,777,256)		279,053,900

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-22.92%
Invesco Private Government Fund, 4.83%(e)(f)(g)	17,921,494	17,921,494
Invesco Private Prime Fund, 4.99%(e)(f)(g)	46,083,841	46,083,841

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $64,007,567)		64,005,335

TOTAL INVESTMENTS IN SECURITIES-122.84% (Cost $417,784,823)		343,059,235
OTHER ASSETS LESS LIABILITIES-(22.84)%		(63,779,463)

NET ASSETS-100.00%		$279,279,772

Investment Abbreviations:

ADR	-	American Depositary Receipt
CVA	-	Dutch Certificates
ETF	-	Exchange-Traded Fund
NVDR	-	Non-Voting Depositary Receipt
REIT	-	Real Estate Investment Trust
Wts.	-	Warrants

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2023 was $5,696,792, which represented 2.04% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$9,157,500	$(9,157,500)	$-	$-	$-	$2,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco MSCI Sustainable Future ETF (ERTH)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$28,369,013	$153,090,502	$(163,538,021)	$-	$-	$17,921,494	$586,451	*
Invesco Private Prime Fund	66,151,778	331,526,168	(351,593,789)	(2,712)	2,396	46,083,841	1,598,276	*

Total	$94,520,791	$493,774,170	$(524,289,310)	$(2,712)	$2,396	$64,005,335	$2,187,231

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	14.76%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Raymond James SB-1 Equity ETF (RYJ)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-3.37%
AT&T, Inc.(b)	37,220	$657,677
DISH Network Corp., Class A(b)(c)	87,242	655,188
Frontier Communications Parent, Inc.(b)(c)	31,659	713,594
Integral Ad Science Holding Corp.(c)	43,796	688,911
Iridium Communications, Inc.	10,102	641,174
T-Mobile US, Inc.(c)	4,501	647,694

		4,004,238

Consumer Discretionary-8.17%
Advance Auto Parts, Inc.	5,117	642,337
Arko Corp.(b)	76,476	639,339
Bloomin’ Brands, Inc.	27,191	673,521
Capri Holdings Ltd.(c)	14,378	596,687
Dave & Buster’s Entertainment, Inc.(b)(c)	19,327	685,336
Everi Holdings, Inc.(b)(c)	41,265	627,228
lululemon athletica, inc.(b)(c)	1,744	662,598
Mobileye Global, Inc., Class A (Israel)(b)(c)	14,749	555,152
Newell Brands, Inc.	53,366	648,397
Planet Fitness, Inc., Class A(c)	8,467	703,946
Polaris, Inc.(b)	6,025	654,616
Tempur Sealy International, Inc.(b)	17,808	667,266
Tractor Supply Co.(b)	2,638	628,899
Ulta Beauty, Inc.(b)(c)	1,205	664,473
Xponential Fitness, Inc., Class A(b)(c)	20,295	671,359

		9,721,154

Consumer Staples-2.75%
Darling Ingredients, Inc.(b)(c)	11,391	678,562
Dollar General Corp.	3,015	667,702
Estee Lauder Cos., Inc. (The), Class A	2,541	626,916
Primo Water Corp.	42,465	645,043
Target Corp.	4,099	646,617

		3,264,840

Energy-13.62%
APA Corp.	17,425	642,111
Atlas Energy Solutions, Inc., Class A(c)	36,680	661,707
Cheniere Energy, Inc.	4,348	665,244
ConocoPhillips	6,330	651,294
Devon Energy Corp.	12,161	649,762
Diamondback Energy, Inc.(b)	4,628	658,102
Energy Transfer L.P.	51,849	667,815
Enterprise Products Partners L.P.	24,613	647,568
Enviva, Inc.(b)	28,914	621,651
EOG Resources, Inc.	5,555	663,656
Halliburton Co.(b)	19,396	635,219
Kimbell Royalty Partners L.P.	40,677	652,459
Marathon Oil Corp.	27,068	653,963
Marathon Petroleum Corp.	5,227	637,694
NexTier Oilfield Solutions, Inc.(b)(c)	80,903	653,696
Northern Oil and Gas, Inc.(b)	19,871	659,121
Occidental Petroleum Corp.	10,590	651,603
Patterson-UTI Energy, Inc.(b)	54,337	608,031
Pioneer Natural Resources Co.	2,916	634,376
Plains All American Pipeline L.P.	50,456	650,882
Plains GP Holdings L.P., Class A(c)	48,482	649,659
Select Energy Services, Inc., Class A	90,611	673,240
Targa Resources Corp.	8,694	656,658

	Shares	Value
Energy-(continued)
TXO Energy Partners L.P.(c)	28,750	$640,262
Valero Energy Corp.	5,343	612,682

		16,198,455

Financials-19.96%
Allstate Corp. (The)	5,597	647,909
American Equity Investment Life Holding Co.(b)	17,338	668,206
Arthur J. Gallagher & Co.	3,160	657,470
AssetMark Financial Holdings, Inc.(c)	20,145	618,049
Cadence Bank(b)	31,447	635,858
Chubb Ltd.	3,221	649,225
Coastal Financial Corp.(b)(c)	19,327	700,604
Columbia Banking System, Inc.	29,915	638,984
Comerica, Inc.	14,343	622,056
Fidelity National Information Services, Inc.	11,673	685,438
Flywire Corp.(b)(c)	22,352	652,008
Globe Life, Inc.(b)	5,988	649,818
Hancock Whitney Corp.(b)	17,650	644,578
Huntington Bancshares, Inc.(b)	56,486	632,643
I3 Verticals, Inc., Class A(b)(c)	26,521	616,613
Intercontinental Exchange, Inc.	6,096	664,037
Kemper Corp.	11,731	570,713
Ladder Capital Corp.(b)	70,867	662,606
Merchants Bancorp(b)	26,235	608,652
Mercury General Corp.	21,191	644,418
NBT Bancorp, Inc.(b)	19,734	636,224
New York Community Bancorp, Inc.	71,953	769,178
Nexpoint Real Estate Finance, Inc.	31,776	442,322
Old Second Bancorp, Inc.	49,394	607,052
Pacific Premier Bancorp, Inc.(b)	28,978	644,471
Primerica, Inc.	3,649	665,979
Redwood Trust, Inc.(b)	96,750	607,590
Skyward Specialty Insurance Group, Inc.(c)	30,052	642,512
Starwood Property Trust, Inc.(b)	37,646	673,487
Texas Capital Bancshares, Inc.(c)	12,561	631,190
TPG RE Finance Trust, Inc.	88,297	629,558
Travelers Cos., Inc. (The)	3,665	663,878
Valley National Bancorp(b)	75,510	708,284
Voya Financial, Inc.(b)	8,507	650,615
Wells Fargo & Co.	15,765	626,659
Willis Towers Watson PLC	2,720	629,952
Wintrust Financial Corp.(b)	9,291	635,226

		23,734,062

Health Care-13.70%
89bio, Inc.(b)(c)	40,008	639,328
Acadia Healthcare Co., Inc.(c)	9,002	650,755
ADMA Biologics, Inc.(b)(c)	190,969	639,746
Apellis Pharmaceuticals, Inc.(b)(c)	7,969	664,854
Argenx SE, ADR (Netherlands)(c)	1,729	670,644
Aveanna Healthcare Holdings, Inc.(b)(c)	367,577	452,120
Avidity Biosciences, Inc.(b)(c)	41,710	517,204
Blueprint Medicines Corp.(b)(c)	13,641	696,373
Boston Scientific Corp.(c)	12,485	650,718
Cigna Group (The)(b)	2,569	650,702
Cymabay Therapeutics, Inc.(b)(c)	63,904	687,607
DexCom, Inc.(c)	5,376	652,324
Dyne Therapeutics, Inc.(c)	62,565	648,173

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Raymond James SB-1 Equity ETF (RYJ)–(continued)

April 30, 2023

	Shares	Value
Health Care-(continued)
Encompass Health Corp.(b)	10,715	$687,367
Health Catalyst, Inc.(b)(c)	52,096	656,410
InflaRx N.V. (Germany)(c)	139,773	680,694
Mirum Pharmaceuticals, Inc.(b)(c)	25,502	684,729
Ocular Therapeutix, Inc.(b)(c)	114,848	712,058
QuidelOrtho Corp.(b)(c)	7,334	659,693
REGENXBIO, Inc.(b)(c)	34,814	673,999
Relay Therapeutics, Inc.(c)	52,681	598,983
Sol-Gel Technologies Ltd. (Israel)(b)(c)	10,147	36,428
Tarsus Pharmaceuticals, Inc.(b)(c)	45,368	676,890
Tenet Healthcare Corp.(c)	9,944	729,094
UnitedHealth Group, Inc.	1,348	663,337
Xencor, Inc.(b)(c)	23,172	612,668

		16,292,898

Industrials-14.11%
AeroVironment, Inc.(b)(c)	6,338	638,173
Alaska Air Group, Inc.(b)(c)	15,081	655,420
Byrna Technologies, Inc.(b)(c)	65,431	341,550
Casella Waste Systems, Inc., Class A(b)(c)	7,472	665,008
Chart Industries, Inc.(b)(c)	5,099	678,677
Clean Harbors, Inc.(c)	4,560	661,930
Construction Partners, Inc., Class A(b)(c)	25,752	668,007
Copa Holdings S.A., Class A (Panama)(b)	7,324	661,504
Delta Air Lines, Inc.(c)	18,965	650,689
Emeren Group Ltd., ADR (China)(c)	157,917	644,301
Federal Signal Corp.(b)	12,813	658,332
Forward Air Corp.	5,892	621,665
FTC Solar, Inc.(b)(c)	254,625	695,126
Griffon Corp.	22,536	641,149
PACCAR, Inc.	9,051	676,019
Ryanair Holdings PLC, ADR (Ireland)(b)(c)	6,954	664,733
Shyft Group, Inc. (The)(b)	28,838	723,257
Southwest Airlines Co.	20,395	617,765
SS&C Technologies Holdings, Inc.(b)	11,415	668,234
Tecnoglass, Inc.	14,161	620,960
Union Pacific Corp.	3,243	634,655
United Parcel Service, Inc., Class B	3,369	605,780
V2X, Inc.(b)(c)	15,040	649,728
Wabash National Corp.(b)	28,600	734,162
Waste Connections, Inc.	4,570	635,915
WESCO International, Inc.	4,597	661,968

		16,774,707

Information Technology-12.49%
Advanced Micro Devices, Inc.(c)	7,290	651,507
Alarm.com Holdings, Inc.(b)(c)	13,629	649,967
Avnet, Inc.(b)	15,841	653,600
Ciena Corp.(b)(c)	14,103	649,302
Cognex Corp.	13,573	647,296
Edgio, Inc.(c)	988,791	653,591
EngageSmart, Inc.(b)(c)	38,149	655,018
Fastly, Inc., Class A(b)(c)	40,253	594,939
GoDaddy, Inc., Class A(c)	8,555	647,443
HubSpot, Inc.(c)	1,575	662,996
Itron, Inc.(b)(c)	12,648	675,403
Jabil, Inc.	8,071	630,749
Juniper Networks, Inc.	21,288	641,833
Microchip Technology, Inc.(b)	8,476	618,663
New Relic, Inc.(c)	9,055	647,161
nLight, Inc.(b)(c)	72,912	639,438

	Shares	Value
Information Technology-(continued)
NVIDIA Corp.	2,424	$672,636
Palantir Technologies, Inc., Class A(b)(c)	80,605	624,689
Pure Storage, Inc., Class A(b)(c)	27,533	628,578
RingCentral, Inc., Class A(c)	22,994	633,715
Roper Technologies, Inc.(b)	1,482	673,984
Salesforce, Inc.(c)	3,326	659,779
TD SYNNEX Corp.(b)	7,234	644,115

		14,856,402

Materials-1.08%
Graphic Packaging Holding Co.(b)	26,618	656,400
Scotts Miracle-Gro Co. (The)(b)	9,402	628,148

		1,284,548

Real Estate-10.15%
Agree Realty Corp.	9,774	664,534
CareTrust REIT, Inc.(b)	33,810	658,957
CBRE Group, Inc., Class A(b)(c)	9,094	697,146
Cushman & Wakefield PLC(b)(c)	69,006	679,709
Digital Realty Trust, Inc.(b)	6,970	691,075
DigitalBridge Group, Inc.	55,531	690,250
EPR Properties	16,297	683,822
Equinix, Inc.(b)	932	674,843
Extra Space Storage, Inc.(b)	4,324	657,421
Federal Realty Investment Trust(b)	6,770	669,485
Kite Realty Group Trust(b)	31,238	647,251
Medical Properties Trust, Inc.(b)	79,822	700,039
PotlatchDeltic Corp.(b)	13,752	635,755
Prologis, Inc.	5,330	667,583
SBA Communications Corp., Class A(b)	2,540	662,661
Uniti Group, Inc.(b)	196,099	670,659
Welltower, Inc.(b)	8,657	685,808
Weyerhaeuser Co.	21,089	630,772

		12,067,770

Utilities-0.55%
Sunnova Energy International, Inc.(b)(c)	36,195	650,062

Total Common Stocks & Other Equity Interests (Cost $107,284,572)		118,849,136

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $52,868)	52,868	52,868

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $107,337,440)		118,902,004

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-32.63%
Invesco Private Government Fund, 4.83%(d)(e)(f)	10,968,987	10,968,987

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Raymond James SB-1 Equity ETF (RYJ)–(continued)

April 30, 2023

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 4.99%(d)(e)(f)	27,834,303	$27,834,303

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $38,805,526)		38,803,290

TOTAL INVESTMENTS IN SECURITIES-132.63% (Cost $146,142,966)		157,705,294

OTHER ASSETS LESS LIABILITIES-(32.63)%		(38,796,624)

NET ASSETS-100.00%		$118,908,670

Investment Abbreviations:

REIT -Real Estate Investment Trust

ADR -American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$9,638	$2,749,518	$(2,706,288)	$-	$-	$52,868	$1,199
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	6,869,651	55,784,360	(51,685,024)	-	-	10,968,987	213,410	*
Invesco Private Prime Fund	15,899,917	102,185,056	(90,251,701)	(4,185)	5,216	27,834,303	572,044	*

Total	$22,779,206	$160,718,934	$(144,643,013)	$(4,185)	$5,216	$38,856,158	$786,653

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P 500 BuyWrite ETF (PBP)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-102.11%
Communication Services-8.45%
Activision Blizzard, Inc.	1,947	$151,301
Alphabet, Inc., Class A(b)	16,312	1,750,930
Alphabet, Inc., Class C(b)	14,222	1,539,105
AT&T, Inc.	19,524	344,989
Charter Communications, Inc., Class A(b)	289	106,554
Comcast Corp., Class A	11,523	476,707
DISH Network Corp., Class A(b)	680	5,107
Electronic Arts, Inc.	713	90,751
Fox Corp., Class A	814	27,074
Fox Corp., Class B	373	11,391
Interpublic Group of Cos., Inc. (The)	1,062	37,945
Live Nation Entertainment, Inc.(b)	391	26,502
Match Group, Inc.(b)	763	28,155
Meta Platforms, Inc., Class A(b)	6,098	1,465,471
Netflix, Inc.(b)	1,218	401,855
News Corp., Class A	1,036	18,244
News Corp., Class B	307	5,449
Omnicom Group, Inc.	555	50,266
Paramount Global, Class B	1,379	32,172
Take-Two Interactive Software, Inc.(b)	434	53,942
T-Mobile US, Inc.(b)	1,617	232,686
Verizon Communications, Inc.	11,502	446,623
Walt Disney Co. (The)(b)	5,002	512,705
Warner Bros Discovery, Inc.(b)	6,039	82,191

		7,898,115

Consumer Discretionary-10.11%
Advance Auto Parts, Inc.	161	20,210
Amazon.com, Inc.(b)	24,419	2,574,984
Aptiv PLC(b)	739	76,014
AutoZone, Inc.(b)	51	135,829
Bath & Body Works, Inc.	624	21,902
Best Buy Co., Inc.	539	40,166
Booking Holdings, Inc.(b)	108	290,121
BorgWarner, Inc.	640	30,803
Caesars Entertainment, Inc.(b)	585	26,495
CarMax, Inc.(b)	432	30,253
Carnival Corp.(b)	2,739	25,226
Chipotle Mexican Grill, Inc.(b)	76	157,139
D.R. Horton, Inc.	853	93,676
Darden Restaurants, Inc.	333	50,593
Domino’s Pizza, Inc.	97	30,795
eBay, Inc.	1,482	68,809
Etsy, Inc.(b)	343	34,653
Expedia Group, Inc.(b)	400	37,584
Ford Motor Co.	10,699	127,104
Garmin Ltd.	419	41,133
General Motors Co.	3,810	125,882
Genuine Parts Co.	386	64,968
Hasbro, Inc.	351	20,786
Hilton Worldwide Holdings, Inc.	728	104,847
Home Depot, Inc. (The)	2,791	838,807
Las Vegas Sands Corp.(b)	898	57,337
Lennar Corp., Class A	692	78,065
LKQ Corp.	693	40,007
Lowe’s Cos., Inc.	1,657	344,374
Marriott International, Inc., Class A	737	124,804

	Shares	Value
Consumer Discretionary-(continued)
McDonald’s Corp.	2,006	$593,274
MGM Resorts International	859	38,586
Mohawk Industries, Inc.(b)	145	15,356
Newell Brands, Inc.	1,017	12,357
NIKE, Inc., Class B	3,412	432,369
Norwegian Cruise Line Holdings Ltd.(b)	1,134	15,139
NVR, Inc.(b)	10	58,400
O’Reilly Automotive, Inc.(b)	171	156,860
Pool Corp.	108	37,943
PulteGroup, Inc.	616	41,364
Ralph Lauren Corp.	114	13,086
Ross Stores, Inc.	940	100,326
Royal Caribbean Cruises Ltd.(b)	600	39,258
Starbucks Corp.	3,151	360,128
Tapestry, Inc.	641	26,159
Tesla, Inc.(b)	7,365	1,210,143
TJX Cos., Inc. (The)	3,157	248,835
Tractor Supply Co.	303	72,235
Ulta Beauty, Inc.(b)	138	76,097
VF Corp.	903	21,230
Whirlpool Corp.	148	20,659
Wynn Resorts Ltd.(b)	282	32,227
Yum! Brands, Inc.	765	107,544

		9,442,941

Consumer Staples-7.53%
Altria Group, Inc.	4,879	231,801
Archer-Daniels-Midland Co.	1,495	116,730
Brown-Forman Corp., Class B	500	32,545
Bunge Ltd.	409	38,282
Campbell Soup Co.	549	29,811
Church & Dwight Co., Inc.	665	64,585
Clorox Co. (The)	338	55,980
Coca-Cola Co. (The)	10,658	683,711
Colgate-Palmolive Co.	2,283	182,183
Conagra Brands, Inc.	1,302	49,424
Constellation Brands, Inc., Class A	444	101,885
Costco Wholesale Corp.	1,217	612,419
Dollar General Corp.	611	135,312
Dollar Tree, Inc.(b)	568	87,307
Estee Lauder Cos., Inc. (The), Class A	633	156,174
General Mills, Inc.	1,610	142,694
Hershey Co. (The)	401	109,497
Hormel Foods Corp.	792	32,028
JM Smucker Co. (The)	292	45,088
Kellogg Co.	699	48,769
Keurig Dr Pepper, Inc.	2,321	75,897
Kimberly-Clark Corp.	921	133,444
Kraft Heinz Co. (The)	2,175	85,412
Kroger Co. (The)	1,780	86,561
Lamb Weston Holdings, Inc.	392	43,830
McCormick & Co., Inc.	685	60,177
Molson Coors Beverage Co., Class B	513	30,513
Mondelez International, Inc., Class A	3,739	286,856
Monster Beverage Corp.(b)	2,081	116,536
PepsiCo, Inc.	3,772	720,037
Philip Morris International, Inc.	4,245	424,373
Procter & Gamble Co. (The)	6,460	1,010,215

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2023

	Shares	Value
Consumer Staples-(continued)
Sysco Corp.	1,386	$106,362
Target Corp.	1,258	198,449
Tyson Foods, Inc., Class A	780	48,742
Walgreens Boots Alliance, Inc.	1,957	68,984
Walmart, Inc.	3,838	579,423

		7,032,036

Energy-4.78%
APA Corp.	878	32,354
Baker Hughes Co., Class A	2,748	80,351
Chevron Corp.	4,870	820,985
ConocoPhillips	3,354	345,093
Coterra Energy, Inc.	2,153	55,117
Devon Energy Corp.	1,785	95,373
Diamondback Energy, Inc.	502	71,384
EOG Resources, Inc.	1,606	191,869
EQT Corp.	1,003	34,945
Exxon Mobil Corp.	11,282	1,335,112
Halliburton Co.	2,471	80,925
Hess Corp.	757	109,810
Kinder Morgan, Inc.	5,406	92,713
Marathon Oil Corp.	1,735	41,918
Marathon Petroleum Corp.	1,248	152,256
Occidental Petroleum Corp.	1,987	122,260
ONEOK, Inc.	1,221	79,866
Phillips 66	1,272	125,928
Pioneer Natural Resources Co.	650	141,407
Schlumberger N.V.	3,880	191,478
Targa Resources Corp.	618	46,678
Valero Energy Corp.	1,053	120,747
Williams Cos., Inc. (The)	3,328	100,705

		4,469,274

Financials-13.38%
Aflac, Inc.	1,529	106,801
Allstate Corp. (The)	719	83,231
American Express Co.	1,626	262,339
American International Group, Inc.	2,030	107,671
Ameriprise Financial, Inc.	289	88,180
Aon PLC, Class A	564	183,401
Arch Capital Group Ltd.(b)	1,011	75,896
Arthur J. Gallagher & Co.	579	120,467
Assurant, Inc.	145	17,854
Bank of America Corp.	19,117	559,746
Bank of New York Mellon Corp. (The)	2,010	85,606
Berkshire Hathaway, Inc., Class B(b)	4,936	1,621,723
BlackRock, Inc.	409	274,521
Brown & Brown, Inc.	643	41,403
Capital One Financial Corp.	1,042	101,387
Cboe Global Markets, Inc.	291	40,653
Charles Schwab Corp. (The)	4,167	217,684
Chubb Ltd.	1,134	228,569
Cincinnati Financial Corp.	430	45,769
Citigroup, Inc.	5,292	249,094
Citizens Financial Group, Inc.	1,346	41,645
CME Group, Inc., Class A	983	182,612
Comerica, Inc.	359	15,570
Discover Financial Services.	727	75,223
Everest Re Group Ltd.	108	40,824
FactSet Research Systems, Inc.	105	43,227
Fidelity National Information Services, Inc	1,620	95,126

	Shares	Value
Financials-(continued)
Fifth Third Bancorp	1,867	$48,915
First Republic Bank	507	1,780
Fiserv, Inc.(b)	1,735	211,878
FleetCor Technologies, Inc.(b)	203	43,426
Franklin Resources, Inc.	779	20,939
Global Payments, Inc.	719	81,038
Globe Life, Inc.	248	26,913
Goldman Sachs Group, Inc. (The)	925	317,682
Hartford Financial Services Group, Inc. (The)	860	61,051
Huntington Bancshares, Inc.	3,943	44,162
Intercontinental Exchange, Inc.	1,526	166,227
Invesco Ltd.(c)	1,243	21,293
Jack Henry & Associates, Inc.	201	32,831
JPMorgan Chase & Co.	8,035	1,110,758
KeyCorp.	2,551	28,724
Lincoln National Corp.	415	9,018
Loews Corp.	533	30,685
M&T Bank Corp.	463	58,245
MarketAxess Holdings, Inc.	103	32,792
Marsh & McLennan Cos., Inc.	1,357	244,518
Mastercard, Inc., Class A	2,310	877,869
MetLife, Inc.	1,800	110,394
Moody’s Corp.	431	134,955
Morgan Stanley	3,582	322,273
MSCI, Inc.	218	105,174
Nasdaq, Inc.	926	51,273
Northern Trust Corp.	569	44,473
PayPal Holdings, Inc.(b)	3,090	234,840
PNC Financial Services Group, Inc. (The)	1,095	142,624
Principal Financial Group, Inc.	622	46,457
Progressive Corp. (The)	1,599	218,104
Prudential Financial, Inc.	1,004	87,348
Raymond James Financial, Inc.	530	47,981
Regions Financial Corp.	2,553	46,618
S&P Global, Inc.	903	327,410
State Street Corp.	954	68,936
Synchrony Financial	1,200	35,412
T. Rowe Price Group, Inc.	613	68,858
Travelers Cos., Inc. (The)	632	114,480
Truist Financial Corp.	3,624	118,070
U.S. Bancorp	3,806	130,470
Visa, Inc., Class A	4,453	1,036,347
W.R. Berkley Corp.	557	32,818
Wells Fargo & Co.	10,439	414,950
Willis Towers Watson PLC	293	67,859
Zions Bancorporation N.A	401	11,172

		12,496,262

Health Care-14.71%
Abbott Laboratories	4,774	527,384
AbbVie, Inc.	4,846	732,328
Agilent Technologies, Inc.	808	109,427
Align Technology, Inc.(b)	200	65,060
AmerisourceBergen Corp.	443	73,915
Amgen, Inc.	1,464	350,979
Baxter International, Inc.	1,378	65,703
Becton, Dickinson and Co.	778	205,633
Biogen, Inc.(b)	393	119,562
Bio-Rad Laboratories, Inc., Class A(b)	59	26,597
Bio-Techne Corp.	430	34,348

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2023

	Shares	Value
Health Care-(continued)
Boston Scientific Corp.(b)	3,914	$203,998
Bristol-Myers Squibb Co.	5,823	388,802
Cardinal Health, Inc.	704	57,798
Catalent, Inc.(b)	491	24,609
Centene Corp.(b)	1,508	103,946
Charles River Laboratories International, Inc.(b)	138	26,237
Cigna Group (The)	817	206,938
Cooper Cos., Inc. (The)	134	51,114
CVS Health Corp.	3,509	257,245
Danaher Corp.	1,796	425,490
DaVita, Inc.(b)	150	13,554
DENTSPLY SIRONA, Inc.	586	24,571
DexCom, Inc.(b)	1,056	128,135
Edwards Lifesciences Corp.(b)	1,690	148,686
Elevance Health, Inc.	652	305,560
Eli Lilly and Co.	2,161	855,453
GE HealthCare Technologies, Inc.(b)	993	80,771
Gilead Sciences, Inc.	3,420	281,158
HCA Healthcare, Inc.	579	166,364
Henry Schein, Inc.(b)	371	29,980
Hologic, Inc.(b)	673	57,885
Humana, Inc.	341	180,897
IDEXX Laboratories, Inc.(b)	226	111,228
Illumina, Inc.(b)	430	88,391
Incyte Corp.(b)	505	37,577
Insulet Corp.(b)	191	60,746
Intuitive Surgical, Inc.(b)	962	289,774
IQVIA Holdings, Inc.(b)	507	95,433
Johnson & Johnson	7,163	1,172,583
Laboratory Corp. of America Holdings	242	54,864
McKesson Corp.	378	137,683
Medtronic PLC	3,646	331,604
Merck & Co., Inc.	6,940	801,362
Mettler-Toledo International, Inc.(b)	60	89,490
Moderna, Inc.(b)	903	120,000
Molina Healthcare, Inc.(b)	159	47,364
Organon & Co.	684	16,847
PerkinElmer, Inc.	345	45,019
Pfizer, Inc.	15,373	597,856
Quest Diagnostics, Inc.	304	42,198
Regeneron Pharmaceuticals, Inc.(b)	295	236,528
ResMed, Inc.	401	96,625
STERIS PLC	272	51,286
Stryker Corp.	923	276,577
Teleflex, Inc.	129	35,155
Thermo Fisher Scientific, Inc.	1,075	596,517
UnitedHealth Group, Inc.	2,561	1,260,242
Universal Health Services, Inc., Class B	176	26,462
Vertex Pharmaceuticals, Inc.(b)	707	240,896
Viatris, Inc.	3,314	30,920
Waters Corp.(b)	162	48,658
West Pharmaceutical Services, Inc.	203	73,332
Zimmer Biomet Holdings, Inc.	573	79,326
Zoetis, Inc.	1,273	223,768

		13,746,438

Industrials-8.68%
3M Co.	1,504	159,755
A.O. Smith Corp.	346	23,628
Alaska Air Group, Inc.(b)	341	14,820

	Shares	Value
Industrials-(continued)
Allegion PLC	239	$26,405
American Airlines Group, Inc.(b)	1,778	24,252
AMETEK, Inc.	628	86,620
Automatic Data Processing, Inc.	1,132	249,040
Boeing Co. (The)(b)	1,541	318,648
Broadridge Financial Solutions, Inc.	321	46,677
C.H. Robinson Worldwide, Inc.	321	32,379
Carrier Global Corp.	2,280	95,350
Caterpillar, Inc.	1,428	312,446
Ceridian HCM Holding, Inc.(b)	419	26,598
Cintas Corp.	235	107,106
Copart, Inc.(b)	1,172	92,647
CoStar Group, Inc.(b)	1,110	85,414
CSX Corp.	5,745	176,027
Cummins, Inc.	387	90,960
Deere & Co.	740	279,735
Delta Air Lines, Inc.(b)	1,752	60,111
Dover Corp.	382	55,833
Eaton Corp. PLC	1,087	181,659
Emerson Electric Co.	1,573	130,968
Equifax, Inc.	335	69,807
Expeditors International of Washington, Inc.	435	49,520
Fastenal Co.	1,559	83,937
FedEx Corp.	637	145,096
Fortive Corp.	964	60,819
Generac Holdings, Inc.(b)	172	17,582
General Dynamics Corp.	615	134,279
General Electric Co.	2,988	295,722
Honeywell International, Inc.	1,831	365,907
Howmet Aerospace, Inc.	1,005	44,511
Huntington Ingalls Industries, Inc.	110	22,183
IDEX Corp.	206	42,502
Illinois Tool Works, Inc.	758	183,390
Ingersoll Rand, Inc.	1,105	62,990
J.B. Hunt Transport Services, Inc.	227	39,791
Jacobs Solutions, Inc.	346	39,949
Johnson Controls International PLC	1,877	112,320
L3Harris Technologies, Inc.	520	101,478
Leidos Holdings, Inc.	374	34,879
Lockheed Martin Corp.	625	290,281
Masco Corp.	615	32,909
Nordson Corp.	147	31,798
Norfolk Southern Corp.	622	126,285
Northrop Grumman Corp.	392	180,818
Old Dominion Freight Line, Inc.	248	79,457
Otis Worldwide Corp.	1,133	96,645
PACCAR, Inc.	1,426	106,508
Parker-Hannifin Corp.	350	113,708
Paychex, Inc.	876	96,237
Paycom Software, Inc.(b)	131	38,038
Pentair PLC	449	26,078
Quanta Services, Inc.	392	66,499
Raytheon Technologies Corp.	4,012	400,799
Republic Services, Inc.	561	81,132
Robert Half International, Inc.	295	21,535
Rockwell Automation, Inc.	312	88,424
Rollins, Inc.	633	26,744
Snap-on, Inc.	146	37,874
Southwest Airlines Co.	1,623	49,161
Stanley Black & Decker, Inc.	404	34,881

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2023

	Shares	Value
Industrials-(continued)
Textron, Inc.	570	$38,156
Trane Technologies PLC	626	116,317
TransDigm Group, Inc.	142	108,630
Union Pacific Corp.	1,677	328,189
United Airlines Holdings, Inc.(b)	894	39,157
United Parcel Service, Inc., Class B	1,998	359,260
United Rentals, Inc.	190	68,611
Verisk Analytics, Inc.	427	82,885
W.W. Grainger, Inc.	124	86,251
Wabtec Corp.	497	48,542
Waste Management, Inc.	1,014	168,375
Xylem, Inc.	492	51,089

		8,105,013

Information Technology-26.30%
Accenture PLC, Class A	1,726	483,781
Adobe, Inc.(b)	1,255	473,838
Advanced Micro Devices, Inc.(b)	4,411	394,211
Akamai Technologies, Inc.(b)	430	35,247
Amphenol Corp., Class A	1,623	122,488
Analog Devices, Inc.	1,387	249,494
ANSYS, Inc.(b)	237	74,399
Apple, Inc.	40,740	6,912,763
Applied Materials, Inc.	2,311	261,212
Arista Networks, Inc.(b)	676	108,268
Autodesk, Inc.(b)	589	114,731
Broadcom, Inc.	1,145	717,342
Cadence Design Systems, Inc.(b)	749	156,878
CDW Corp.	370	62,748
Cisco Systems, Inc.	11,255	531,799
Cognizant Technology Solutions Corp., Class A	1,390	82,997
Corning, Inc.	2,080	69,098
DXC Technology Co.(b)	624	14,882
Enphase Energy, Inc.(b)	372	61,082
EPAM Systems, Inc.(b)	157	44,343
F5, Inc.(b)	164	22,035
Fair Isaac Corp.(b)	68	49,501
First Solar, Inc.(b)	271	49,479
Fortinet, Inc.(b)	1,773	111,788
Gartner, Inc.(b)	218	65,936
Gen Digital, Inc.	1,560	27,565
Hewlett Packard Enterprise Co.	3,504	50,177
HP, Inc.	2,356	69,997
Intel Corp.	11,341	352,251
International Business Machines Corp.	2,479	313,370
Intuit, Inc.	770	341,841
Juniper Networks, Inc.	885	26,683
Keysight Technologies, Inc.(b)	486	70,295
KLA Corp.	379	146,499
Lam Research Corp.	372	194,958
Microchip Technology, Inc.	1,498	109,339
Micron Technology, Inc.	2,983	191,986
Microsoft Corp.	20,392	6,265,646
Monolithic Power Systems, Inc.	123	56,822
Motorola Solutions, Inc.	457	133,170
NetApp, Inc.	588	36,979
NVIDIA Corp.	6,741	1,870,560
NXP Semiconductors N.V. (China)	709	116,092
ON Semiconductor Corp.(b)	1,178	84,769
Oracle Corp.	4,211	398,866

	Shares	Value
Information Technology-(continued)
PTC, Inc.(b)	292	$36,731
Qorvo, Inc.(b)	271	24,954
QUALCOMM, Inc.	3,055	356,824
Roper Technologies, Inc.	291	132,341
Salesforce, Inc.(b)	2,738	543,137
Seagate Technology Holdings PLC	525	30,854
ServiceNow, Inc.(b)	556	255,438
Skyworks Solutions, Inc.	435	46,066
SolarEdge Technologies, Inc.(b)	152	43,416
Synopsys, Inc.(b)	416	154,469
TE Connectivity Ltd.	864	105,728
Teledyne Technologies, Inc.(b)	129	53,458
Teradyne, Inc.	426	38,928
Texas Instruments, Inc.	2,479	414,489
Trimble, Inc.(b)	674	31,745
Tyler Technologies, Inc.(b)	115	43,588
VeriSign, Inc.(b)	251	55,672
Western Digital Corp.(b)	872	30,032
Zebra Technologies Corp., Class A(b)	140	40,324

		24,566,399

Materials-2.65%
Air Products and Chemicals, Inc.	607	178,677
Albemarle Corp.	320	59,347
Amcor PLC	4,059	44,527
Avery Dennison Corp.	221	38,560
Ball Corp.	857	45,575
Celanese Corp.	273	29,004
CF Industries Holdings, Inc.	536	38,367
Corteva, Inc.	1,948	119,062
Dow, Inc.	1,926	104,774
DuPont de Nemours, Inc.	1,253	87,359
Eastman Chemical Co.	322	27,135
Ecolab, Inc.	677	113,628
FMC Corp.	344	42,512
Freeport-McMoRan, Inc.	3,905	148,039
International Flavors & Fragrances, Inc.	696	67,484
International Paper Co.	972	32,183
Linde PLC	1,348	498,019
LyondellBasell Industries N.V., Class A	693	65,565
Martin Marietta Materials, Inc.	170	61,744
Mosaic Co. (The)	930	39,850
Newmont Corp.	2,168	102,763
Nucor Corp.	691	102,392
Packaging Corp. of America	254	34,356
PPG Industries, Inc.	643	90,187
Sealed Air Corp.	394	18,908
Sherwin-Williams Co. (The)	645	153,213
Steel Dynamics, Inc.	456	47,401
Vulcan Materials Co.	364	63,744
WestRock Co.	695	20,801

		2,475,176

Real Estate-2.59%
Alexandria Real Estate Equities, Inc.	431	53,522
American Tower Corp.	1,276	260,802
AvalonBay Communities, Inc.	383	69,082
Boston Properties, Inc.	392	20,917
Camden Property Trust.	302	33,235
CBRE Group, Inc., Class A(b)	863	66,158
Crown Castle, Inc.	1,181	145,369

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2023

	Shares	Value
Real Estate-(continued)
Digital Realty Trust, Inc.	786	$77,932
Equinix, Inc.	254	183,916
Equity Residential	930	58,822
Essex Property Trust, Inc.	176	38,672
Extra Space Storage, Inc.	366	55,647
Federal Realty Investment Trust	201	19,877
Healthpeak Properties, Inc.	1,495	32,845
Host Hotels & Resorts, Inc.	1,955	31,612
Invitation Homes, Inc.	1,587	52,958
Iron Mountain, Inc.	795	43,916
Kimco Realty Corp.	1,691	32,450
Mid-America Apartment Communities, Inc.	314	48,293
Prologis, Inc.	2,531	317,008
Public Storage	432	127,367
Realty Income Corp.	1,713	107,645
Regency Centers Corp.	420	25,801
SBA Communications Corp., Class A	296	77,223
Simon Property Group, Inc.	894	101,308
UDR, Inc.	845	34,924
Ventas, Inc.	1,092	52,471
VICI Properties, Inc.	2,742	93,063
Welltower, Inc.	1,290	102,194
Weyerhaeuser Co.	2,002	59,880

		2,424,909

Utilities-2.93%
AES Corp. (The)	1,825	43,179
Alliant Energy Corp.	686	37,826
Ameren Corp.	707	62,902
American Electric Power Co., Inc.	1,404	129,758
American Water Works Co., Inc.	527	78,128
Atmos Energy Corp.	391	44,629
CenterPoint Energy, Inc.	1,719	52,378
CMS Energy Corp.	796	49,559
Consolidated Edison, Inc.	969	95,417
Constellation Energy Corp.	894	69,196

	Shares	Value
Utilities-(continued)
Dominion Energy, Inc.	2,277	$130,108
DTE Energy Co.	529	59,465
Duke Energy Corp.	2,103	207,945
Edison International	1,043	76,765
Entergy Corp.	556	59,814
Evergy, Inc.	627	38,943
Eversource Energy	951	73,807
Exelon Corp.	2,715	115,225
FirstEnergy Corp.	1,484	59,063
NextEra Energy, Inc.	5,441	416,944
NiSource, Inc.	1,109	31,562
NRG Energy, Inc.	630	21,527
PG&E Corp.(b)	4,399	75,267
Pinnacle West Capital Corp.	309	24,244
PPL Corp.	2,013	57,813
Public Service Enterprise Group, Inc.	1,363	86,142
Sempra Energy	858	133,410
Southern Co. (The)	2,975	218,811
WEC Energy Group, Inc.	861	82,802
Xcel Energy, Inc.	1,495	104,515

		2,737,144

Total Common Stocks & Other Equity Interests (Cost $87,349,333)		95,393,707

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(c)(d) (Cost $28,864)	28,864	28,864

TOTAL INVESTMENTS IN SECURITIES-102.14% (Cost $87,378,197)		95,422,571
OTHER ASSETS LESS LIABILITIES-(2.14)%		(2,003,111)

NET ASSETS-100.00%		$93,419,460

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Invesco Ltd.	$24,206	$18,517	$(20,873)	$2,592	$(3,149)	$21,293	$1,027
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	4,958,027	(4,929,163)	-	-	28,864	1,316

Total	$24,206	$4,976,544	$(4,950,036)	$2,592	$(3,149)	$50,157	$2,343

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2023

Open Exchange-Traded Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
S&P 500 Index	Call	05/19/2023	228	$4,120	$(93,936,000)	$(2,054,280)

* Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P 500® Quality ETF (SPHQ)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Communication Services-5.57%
Interpublic Group of Cos., Inc. (The)(b)	195,350	$6,979,856
Meta Platforms, Inc., Class A(c)	1,088,150	261,504,208

		268,484,064

Consumer Discretionary-3.29%
Best Buy Co., Inc.	107,334	7,998,530
Booking Holdings, Inc.(c)	21,947	58,956,445
Genuine Parts Co.	63,294	10,653,013
LKQ Corp.	120,676	6,966,625
NVR, Inc.(c)	1,683	9,828,720
Tapestry, Inc.	135,706	5,538,162
TJX Cos., Inc. (The)	543,383	42,829,448
Ulta Beauty, Inc.(c)	28,776	15,867,950

		158,638,893

Consumer Staples-11.56%
Brown-Forman Corp., Class B	92,288	6,007,026
Coca-Cola Co. (The)	1,797,134	115,286,146
Costco Wholesale Corp.	233,665	117,584,901
Kraft Heinz Co. (The)(b)	357,764	14,049,392
PepsiCo, Inc.	652,072	124,474,024
Procter & Gamble Co. (The)	1,093,482	170,998,715
Tyson Foods, Inc., Class A	137,552	8,595,625

		556,995,829

Energy-13.18%
APA Corp.	182,312	6,718,197
Chevron Corp.	961,315	162,058,483
EOG Resources, Inc.	353,001	42,173,029
Exxon Mobil Corp.	2,152,822	254,764,956
Marathon Oil Corp.	425,143	10,271,455
Marathon Petroleum Corp.	319,927	39,031,094
Occidental Petroleum Corp.	525,341	32,324,232
Phillips 66	277,569	27,479,331
Schlumberger N.V.	651,818	32,167,218
Valero Energy Corp.	245,133	28,109,401

		635,097,396

Financials-11.32%
American International Group, Inc.	351,462	18,641,545
Ameriprise Financial, Inc.	78,746	24,026,980
Jack Henry & Associates, Inc.	36,492	5,960,603
MarketAxess Holdings, Inc.	17,066	5,433,303
Mastercard, Inc., Class A	626,043	237,915,121
Principal Financial Group, Inc.(b)	139,677	10,432,475
T. Rowe Price Group, Inc.(b)	105,892	11,894,848
Visa, Inc., Class A(b)	943,449	219,568,886
Willis Towers Watson PLC	48,564	11,247,422

		545,121,183

Health Care-13.64%
Abbott Laboratories	840,967	92,901,625
AbbVie, Inc.	904,302	136,658,118
Amgen, Inc.	250,796	60,125,833
Biogen, Inc.(c)	74,791	22,753,666
Bristol-Myers Squibb Co.	1,002,499	66,936,858
Eli Lilly and Co.	369,515	146,276,208
IDEXX Laboratories, Inc.(c)	54,008	26,580,577
Quest Diagnostics, Inc.	51,766	7,185,638

	Shares	Value
Health Care-(continued)
Teleflex, Inc.(b)	20,977	$5,716,652
Vertex Pharmaceuticals, Inc.(c)	115,557	39,373,737
Waters Corp.(c)	42,419	12,740,971
Zoetis, Inc.	227,742	40,032,489

		657,282,372

Industrials-8.83%
3M Co.	274,097	29,114,583
A.O. Smith Corp.	59,038	4,031,705
Allegion PLC	40,660	4,492,117
Automatic Data Processing, Inc.	343,128	75,488,160
Carrier Global Corp.	450,491	18,839,534
Cintas Corp.	40,633	18,519,302
Expeditors International of Washington, Inc.	83,732	9,532,051
Fastenal Co.	268,368	14,448,933
Illinois Tool Works, Inc.	159,542	38,599,591
Ingersoll Rand, Inc.	195,347	11,138,686
L3Harris Technologies, Inc.	85,442	16,674,006
Nordson Corp.(b)	25,137	5,437,384
Northrop Grumman Corp.	65,869	30,383,394
Old Dominion Freight Line, Inc.	47,114	15,094,854
Paychex, Inc.	163,566	17,969,361
Paycom Software, Inc.(c)	24,105	6,999,369
Robert Half International, Inc.	63,137	4,609,001
Rollins, Inc.	106,659	4,506,343
United Parcel Service, Inc., Class B	382,012	68,689,578
Verisk Analytics, Inc.	75,348	14,625,800
W.W. Grainger, Inc.	23,301	16,207,477

		425,401,229

Information Technology-27.70%
Accenture PLC, Class A	298,500	83,666,565
Apple, Inc.	1,583,083	268,617,524
Applied Materials, Inc.	455,840	51,523,595
Broadcom, Inc.	226,737	142,050,731
Cadence Design Systems, Inc.(c)	142,114	29,765,777
Cisco Systems, Inc.	2,021,116	95,497,731
Corning, Inc.	362,381	12,038,297
Keysight Technologies, Inc.(c)	83,345	12,055,021
KLA Corp.	105,030	40,598,296
Lam Research Corp.	85,704	44,915,752
Microchip Technology, Inc.	284,225	20,745,583
Microsoft Corp.	913,032	280,538,212
NetApp, Inc.	146,971	9,243,006
NXP Semiconductors N.V. (China)	128,039	20,965,106
ON Semiconductor Corp.(c)	205,890	14,815,844
QUALCOMM, Inc.	658,952	76,965,594
Roper Technologies, Inc.	51,365	23,359,775
Synopsys, Inc.(c)	71,500	26,549,380
Teradyne, Inc.(b)	90,182	8,240,831
Texas Instruments, Inc.	430,862	72,040,126

		1,334,192,746

Materials-3.95%
CF Industries Holdings, Inc.	152,439	10,911,583
DuPont de Nemours, Inc.	244,802	17,067,595
Eastman Chemical Co.	58,322	4,914,795
Freeport-McMoRan, Inc.	686,835	26,037,915

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P 500® Quality ETF (SPHQ)–(continued)

April 30, 2023

	Shares	Value
Materials-(continued)
International Paper Co.	192,383	$6,369,801
Linde PLC	239,262	88,395,346
LyondellBasell Industries N.V., Class A	125,224	11,847,443
Mosaic Co. (The)	181,242	7,766,220
Newmont Corp.	355,977	16,873,310

		190,184,008

Real Estate-0.66%
Public Storage	107,806	31,784,443

Utilities-0.20%
PPL Corp.	333,384	9,574,788

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $4,319,739,989)		4,812,756,951

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-4.55%
Invesco Private Government Fund, 4.83%(d)(e)(f)	61,322,989	$61,322,989
Invesco Private Prime Fund, 4.99%(d)(e)(f)	157,687,686	157,687,686

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $219,023,888)		219,010,675

TOTAL INVESTMENTS IN SECURITIES-104.45% (Cost $4,538,763,877)		5,031,767,626
OTHER ASSETS LESS LIABILITIES-(4.45)%		(214,276,833)

NET ASSETS-100.00%		$4,817,490,793

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$90,471,975	$(90,471,975)	$-	$-	$-	$46,713
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	70,708,076	546,149,921	(555,535,008)	-	-	61,322,989	1,669,644	*
Invesco Private Prime Fund	164,924,660	1,050,591,948	(1,057,795,537)	(27,096)	(6,289)	157,687,686	4,456,463	*

Total	$235,632,736	$1,687,213,844	$(1,703,802,520)	$(27,096)	$(6,289)	$219,010,675	$6,172,820

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P Spin-Off ETF (CSD)

April 30, 2023

Schedule of Investments(a)

	Shares	Value

Common Stocks & Other Equity Interests-100.07%
Communication Services-3.63%
Madison Square Garden Entertainment Corp.(b)(c)	19,902	$642,238
Sphere Entertainment Co.(b)(c)	24,718	695,564
Vimeo, Inc.(b)	175,897	578,701

		1,916,503

Consumer Discretionary-6.28%
Kontoor Brands, Inc.(c)	35,618	1,608,865
Victoria’s Secret & Co.(b)(c)	54,925	1,703,224

		3,312,089

Energy-4.58%
DT Midstream, Inc.	49,037	2,416,053

Health Care-16.17%
Embecta Corp.(c)	48,665	1,350,454
Enhabit, Inc.(b)(c)	59,443	728,177
GE HealthCare Technologies, Inc.(b)	47,151	3,835,262
Organon & Co.	106,128	2,613,933

		8,527,826

Industrials-40.22%
Carrier Global Corp.	86,575	3,620,566
Concentrix Corp.	21,072	2,033,659
Crane Co.(b)(c)	26,215	1,889,315
Esab Corp.	33,156	1,934,984
GXO Logistics, Inc.(b)(c)	49,710	2,641,092
MasterBrand, Inc.(b)	134,564	1,085,931
Otis Worldwide Corp.	47,139	4,020,957
RXO, Inc.(b)(c)	86,186	1,559,105
U-Haul Holding Co., Series N(c)	44,847	2,426,223

		21,211,832

Information Technology-9.52%
Consensus Cloud Solutions, Inc.(b)(c)	20,846	778,181
Kyndryl Holdings, Inc.(b)	134,046	1,938,305
Vontier Corp.	85,016	2,306,484

		5,022,970

	Shares	Value
Materials-6.81%
Corteva, Inc.(c)	58,765	$3,591,717

Real Estate-5.39%
Apartment Income REIT Corp.	67,980	2,513,900
Orion Office REIT, Inc.	53,568	328,908

		2,842,808

Utilities-7.47%
Constellation Energy Corp.	50,917	3,940,976

Total Common Stocks & Other Equity Interests (Cost $45,600,231)		52,782,774

Money Market Funds-0.13%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $66,088)	66,088	66,088

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.20% (Cost $45,666,319)		52,848,862

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-15.94%
Invesco Private Government Fund, 4.83%(d)(e)(f)	2,353,900	2,353,900
Invesco Private Prime Fund, 4.99%(d)(e)(f)	6,052,885	6,052,885

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,406,845)		8,406,785

TOTAL INVESTMENTS IN SECURITIES-116.14% (Cost $54,073,164)		61,255,647

OTHER ASSETS LESS LIABILITIES-(16.14)%		(8,511,991)

NET ASSETS-100.00%		$52,743,656

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$45,749	$2,587,336	$(2,566,997)	$-	$-	$66,088	$3,207

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco S&P Spin-Off ETF (CSD)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$2,332,430	$30,391,918	$(30,370,448)	$-	$-	$2,353,900	$64,596	*
Invesco Private Prime Fund	8,088,332	66,673,527	(68,710,140)	(61)	1,227	6,052,885	174,161	*

Total	$10,466,511	$99,652,781	$(101,647,585)	$(61)	$1,227	$8,472,873	$241,964

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Water Resources ETF (PHO)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Building Products-10.23%
A.O. Smith Corp.	1,069,385	$73,028,302
Advanced Drainage Systems, Inc.(b)	790,946	67,799,891
Zurn Elkay Water Solutions Corp.	1,731,979	37,324,147

		178,152,340

Chemicals-8.49%
Ecolab, Inc.(b)	880,808	147,834,815

Commercial Services & Supplies-2.89%
Tetra Tech, Inc.(b)	363,822	50,342,050

Construction & Engineering-2.71%
Northwest Pipe Co.(c)	42,357	1,166,512
Stantec, Inc. (Canada)	63,429	3,808,912
Valmont Industries, Inc.	145,148	42,174,203

		47,149,627

Electronic Equipment, Instruments & Components-2.17%
Badger Meter, Inc.(b)	161,656	21,391,939
Itron, Inc.(b)(c)	306,961	16,391,717

		37,783,656

Life Sciences Tools & Services-11.60%
Danaher Corp.	567,117	134,355,689
Waters Corp.(c)	225,753	67,807,171

		202,162,860

Machinery-29.82%
Energy Recovery, Inc.(b)(c)	368,796	8,308,975
Evoqua Water Technologies Corp.(c)	1,445,359	71,473,003
Franklin Electric Co., Inc.	176,999	15,836,100
Gorman-Rupp Co. (The)	74,073	1,818,492
IDEX Corp.	311,956	64,362,762
Lindsay Corp.(b)	121,172	14,630,307
Mueller Industries, Inc.(b)	380,865	27,365,150
Mueller Water Products, Inc., Class A	860,549	11,531,357
Pentair PLC	1,254,629	72,868,852
Toro Co. (The)(b)	635,478	66,254,936
Watts Water Technologies, Inc., Class A(b)	142,641	23,069,329
Xylem, Inc.(b)	1,367,476	141,998,708

		519,517,971

Software-8.52%
Roper Technologies, Inc.	326,287	148,388,801

Trading Companies & Distributors-7.87%
Ferguson PLC(b)	974,181	137,184,168

Investment Abbreviations:

ADR -American Depositary Receipt

	Shares	Value
Water Utilities-15.67%
American States Water Co.(b)	220,964	$19,610,555
American Water Works Co., Inc.	499,957	74,118,625
Artesian Resources Corp., Class A(b)	60,810	3,331,172
California Water Service Group	280,606	15,736,384
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR (Brazil)(b)	3,080,464	28,494,292
Essential Utilities, Inc.	1,474,844	62,975,839
Global Water Resources, Inc.	37,644	412,955
Middlesex Water Co.	238,471	17,403,614
SJW Group(b)	642,201	48,755,900
York Water Co. (The)(b)	53,384	2,244,263

		273,083,599

Total Common Stocks & Other Equity Interests (Cost $1,500,972,228)		1,741,599,887

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $946,318)	946,318	946,318

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $1,501,918,546)		1,742,546,205

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.17%
Invesco Private Government Fund, 4.83%(d)(e)(f)	30,093,703	30,093,703
Invesco Private Prime Fund, 4.99%(d)(e)(f)	77,383,809	77,383,809

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $107,478,614)		107,477,512

TOTAL INVESTMENTS IN SECURITIES-106.19% (Cost $1,609,397,160)		1,850,023,717
OTHER ASSETS LESS LIABILITIES-(6.19)%		(107,833,243)

NET ASSETS-100.00%		$1,742,190,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Water Resources ETF (PHO)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,036,333	$26,094,710	$(27,184,725)	$-	$-	$946,318	$36,717
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	14,403,192	371,833,529	(356,143,018)	-	-	30,093,703	769,645	*
Invesco Private Prime Fund	32,750,005	805,661,319	(761,017,802)	(1,102)	(8,611)	77,383,809	2,070,524	*

Total	$49,189,530	$1,203,589,558	$(1,144,345,545)	$(1,102)	$(8,611)	$108,423,830	$2,876,886

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco WilderHill Clean Energy ETF (PBW)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Aerospace & Defense-2.63%
Archer Aviation, Inc., Class A(b)(c)	3,709,458	$7,344,727
Vertical Aerospace Ltd. (United Kingdom)(b)(c)	5,302,154	9,755,963

		17,100,690

Automobile Components-3.99%
Gentherm, Inc.(b)	163,528	9,754,445
QuantumScape Corp.(b)(c)	1,234,499	8,641,493
Solid Power, Inc.(b)(c)	3,348,201	7,600,416

		25,996,354

Automobiles-10.56%
Fisker, Inc.(b)(c)	1,541,520	9,927,389
Gogoro, Inc. (Taiwan)(b)(c)	2,400,219	8,064,736
NIO, Inc., ADR (China)(b)	1,004,091	7,902,196
Polestar Automotive Holding UK PLC, ADR (Hong Kong)(b)(c)	2,652,484	10,159,014
Rivian Automotive, Inc., Class A(b)	678,916	8,703,703
Tesla, Inc.(b)	48,445	7,959,998
Workhorse Group, Inc.(b)(c)	7,506,470	7,072,596
Xpeng, Inc., ADR (China)(b)(c)	939,263	8,922,998

		68,712,630

Chemicals-3.96%
Albemarle Corp.	43,161	8,004,639
Livent Corp.(b)	457,622	9,999,041
Sociedad Quimica y Minera de Chile S.A., ADR (Chile)	114,825	7,748,391

		25,752,071

Commercial Services & Supplies-1.37%
Li-Cycle Holdings Corp. (Canada)(b)(c)	1,884,506	8,951,404

Construction & Engineering-5.76%
Ameresco, Inc., Class A(b)	203,097	8,448,835
Emeren Group Ltd., ADR (China)(b)(c)	2,423,846	9,889,292
MYR Group, Inc.(b)	75,853	9,708,426
Quanta Services, Inc.	55,577	9,428,082

		37,474,635

Electrical Equipment-28.36%
American Superconductor Corp.(b)	807,958	3,272,230
Array Technologies, Inc.(b)	505,326	10,333,917
Ballard Power Systems, Inc. (Canada)(b)(c)	1,744,379	7,710,155
Beam Global(b)(c)	207,376	1,849,794
Blink Charging Co.(b)(c)	1,163,727	8,297,373
Bloom Energy Corp., Class A(b)	512,838	8,538,753
ChargePoint Holdings, Inc.(b)(c)	878,026	7,612,485
Energy Vault Holdings, Inc.(b)(c)	4,645,974	7,851,696
Enovix Corp.(b)(c)	809,388	8,757,578
ESS Tech, Inc.(b)(c)	3,271,414	3,500,413
Fluence Energy, Inc.(b)	579,228	10,460,858
FREYR Battery S.A. (Norway)(b)(c)	1,320,281	9,334,387
FTC Solar, Inc.(b)(c)	4,677,801	12,770,397
FuelCell Energy, Inc.(b)	3,281,425	6,169,079
Nextracker, Inc., Class A(b)	310,797	9,786,998
Plug Power, Inc.(b)(c)	816,781	7,375,532
SES AI Corp.(b)(c)	3,231,930	5,268,046

	Shares	Value
Electrical Equipment-(continued)
Shoals Technologies Group, Inc., Class A(b)	412,552	$8,618,211
Stem, Inc.(b)(c)	1,512,675	6,398,615
SunPower Corp.(b)(c)	750,332	9,919,389
Sunrun, Inc.(b)	536,256	11,282,826
TPI Composites, Inc.(b)	854,127	10,557,010
Tritium DCFC Ltd. (Australia)(b)(c)	3,208,490	3,186,672
Wallbox N.V. (Spain)(b)(c)	2,088,118	5,700,562

		184,552,976

Electronic Equipment, Instruments & Components-4.51%
Advanced Energy Industries, Inc.	96,678	8,362,647
Bel Fuse, Inc., Class B	290,744	11,812,929
Itron, Inc.(b)	172,023	9,186,028

		29,361,604

Independent Power and Renewable Electricity Producers-8.63%
Altus Power, Inc.(b)	1,793,978	8,144,660
Azure Power Global Ltd. (India)(b)(c)	1,596,589	3,448,632
Brookfield Renewable Corp., Class A	299,668	10,011,908
Ormat Technologies, Inc.	124,607	10,692,527
ReNew Energy Global PLC, Class A (India)(b)(c)	2,153,639	11,026,632
Sunnova Energy International, Inc.(b)	714,609	12,834,377

		56,158,736

Machinery-3.21%
ESCO Technologies, Inc.	105,816	9,901,203
Lion Electric Co. (The) (Canada)(b)(c)	4,951,080	10,991,398

		20,892,601

Metals & Mining-8.22%
5E Advanced Materials, Inc.(b)(c)	1,638,752	6,915,533
Lithium Americas Corp. (Canada)(b)(c)	452,064	9,032,239
MP Materials Corp.(b)	356,568	7,726,829
Piedmont Lithium, Inc.(b)	181,391	10,429,982
Sigma Lithium Corp. (Brazil)(b)(c)	282,917	9,848,341
Standard Lithium Ltd. (Canada)(b)(c)	2,795,199	9,531,629

		53,484,553

Oil, Gas & Consumable Fuels-0.76%
Gevo, Inc.(b)	4,277,989	4,962,467

Passenger Airlines-1.61%
Joby Aviation, Inc.(b)(c)	2,425,032	10,500,389

Semiconductors & Semiconductor Equipment-12.04%
Canadian Solar, Inc. (Canada)(b)	260,331	9,741,586
Enphase Energy, Inc.(b)	45,854	7,529,227
First Solar, Inc.(b)	47,621	8,694,642
JinkoSolar Holding Co. Ltd., ADR (China)(b)	209,648	10,400,637
Maxeon Solar Technologies Ltd.(b)(c)	407,411	11,452,323
Navitas Semiconductor Corp.(b)	1,283,841	6,842,873
SolarEdge Technologies, Inc.(b)	32,189	9,194,144
Universal Display Corp.	59,724	7,970,765
Wolfspeed, Inc.(b)	140,336	6,532,641

		78,358,838

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco WilderHill Clean Energy ETF (PBW)–(continued)

April 30, 2023

	Shares	Value
Specialty Retail-4.32%
EVgo, Inc.(b)(c)	1,580,125	$9,464,949
NaaS Technology, Inc., ADR (China)(b)(c)	2,113,132	18,658,955

		28,123,904

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $1,201,083,911)		650,383,852

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-26.14%
Invesco Private Government Fund, 4.83%(d)(e)(f)	47,450,266	47,450,266

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 4.99%(d)(e)(f)	122,663,705	$122,663,705

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $170,135,177)		170,113,971

TOTAL INVESTMENTS IN SECURITIES-126.07% (Cost $1,371,219,088)		820,497,823
OTHER ASSETS LESS LIABILITIES-(26.07)%		(169,664,046)

NET ASSETS-100.00%		$650,833,777

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$55,892,591	$(55,892,591)	$-	$-	$-	$21,044
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	104,086,434	391,974,291	(448,610,459)	-	-	47,450,266	2,083,313	*
Invesco Private Prime Fund	246,283,566	850,192,607	(973,839,348)	(54,578)	81,458	122,663,705	5,728,421	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco WilderHill Clean Energy ETF (PBW)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Other Affiliates:
American Superconductor Corp.**	$10,901,875	$8,347,780	$(14,079,860)	$17,390,674	$(19,288,239)	$3,272,230	$-
Arcimoto, Inc.**	8,451,757	7,103,904	(8,233,695)	23,512,605	(30,834,571)	-	-
ElectraMeccanica Vehicles Corp.**	12,798,781	7,149,251	(13,620,459)	31,973,102	(38,300,675)	-	-

Total	$382,522,413	$1,320,660,424	$(1,514,276,412)	$72,821,803	$(88,342,027)	$173,386,201	$7,832,778

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	As of April 30, 2023, this security was not considered as an affiliate of the Fund.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Statements of Assets and Liabilities

April 30, 2023

	Invesco Aerospace & Defense ETF (PPA)	Invesco DWA Momentum ETF (PDP)	Invesco Global Listed Private Equity ETF (PSP)	Invesco Golden Dragon China ETF (PGJ)
Assets:
Unaffiliated investments in securities, at value(a)	$1,879,651,357	$1,015,183,972	$169,348,031	$200,411,243
Affiliated investments in securities, at value	116,894,972	74,197,300	55,632,052	51,703,621
Foreign currencies, at value	-	-	-	-
Receivable for:
Dividends	648,571	420,485	617,751	396,566
Securities lending	13,482	7,549	23,189	52,326
Investments sold	-	-	1,209,691	-
Investments sold-affiliated broker	-		-	-
Fund shares sold	3,211,467	-	52,167	-
Foreign tax reclaims	-	-	335,065	-
Other assets	21,882	1,035,774	22,755	18,741

Total assets	2,000,441,731	1,090,845,080	227,240,701	252,582,497

Liabilities:
Other investments:
Unrealized depreciation on swap agreements - OTC	-	-	54,008	-
Open written options, at value	-	-	-	-
Due to custodian	153	985,780	7,791	-
Due to foreign custodian	-	-	101,149	-
Payable for:
Investments purchased	3,212,113	-	63,026	-
Investments purchased - affiliated broker	-	-	-	-
Collateral upon return of securities loaned	116,191,277	74,198,457	53,627,323	51,611,324
Fund shares repurchased	-	-	-	-
Swap payables	-	-	4,566	-
Expenses recaptured	-	-	15	-
Accrued unitary management fees	-	-	-	-
Accrued advisory fees	771,282	421,478	69,692	82,550
Accrued trustees’ and officer’s fees	84,095	175,923	88,801	92,480
Accrued expenses	686,919	253,297	76,824	255,583

Total liabilities	120,945,839	76,034,935	54,093,195	52,041,937

Net Assets	$1,879,495,892	$1,014,810,145	$173,147,506	$200,540,560

Net assets consist of:
Shares of beneficial interest	$1,849,696,282	$1,792,615,238	$322,041,149	$600,246,805
Distributable earnings (loss)	29,799,610	(777,805,093)	(148,893,643)	(399,706,245)

Net Assets	$1,879,495,892	$1,014,810,145	$173,147,506	$200,540,560

Shares outstanding (unlimited amount authorized, $0.01 par value)	23,410,000	13,490,000	16,600,000	7,480,000
Net asset value	$80.29	$75.23	$10.43	$26.81

Market price	$80.29	$75.20	$10.44	$26.82

Unaffiliated investments in securities, at cost	$1,757,129,024	$911,948,857	$203,646,275	$291,823,228

Affiliated investments in securities, at cost	$116,910,167	$74,198,457	$55,635,089	$51,704,386

Foreign currencies (due to foreign custodian), at cost	$-	$-	$(101,227)	$-

Premium received on written options.	$-	$-	$-	$-

(a) Includes securities on loan with an aggregate value of:	$114,570,871	$73,498,113	$52,645,335	$51,008,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco MSCI Sustainable Future ETF (ERTH)	Invesco Raymond James SB-1 Equity ETF (RYJ)	Invesco S&P 500 BuyWrite ETF (PBP)	Invesco S&P 500® Quality ETF (SPHQ)	Invesco S&P Spin-Off ETF (CSD)	Invesco Water Resources ETF (PHO)	Invesco WilderHill Clean Energy ETF (PBW)

$279,053,900	$118,849,136	$95,372,414	$4,812,756,951	$52,782,774	$1,741,599,887	$650,383,852
64,005,335	38,856,158	50,157	219,010,675	8,472,873	108,423,830	170,113,971
419	-	-	-	-	-	-
328,487	43,100	82,885	4,376,694	6,077	1,513,266	21,600
28,770	9,016	-	24,705	635	12,699	2,414,234
2	6,890,638	2,191,902	-	-	-	10,680,885
-	-	-	3,507,969	-	-	-
-	-	-	11,957,705	-	-	-
317,488	754	-	-	-	1,278	-
23,047	-	-	602,517	7,877	32,758	53,989
343,757,448	164,648,802	97,697,358	5,052,237,216	61,270,236	1,851,583,718	833,668,531

-	-	-		-		-
-	-	2,054,280	-	-	-	-
265,544	7,993	1,287	326,787	-	442	1,113,935
-	-	-	-	-		-

87	6,853,559	35,567	12,169,518	-	-	-

-	-	-	2,504,023	-	-	-
64,007,567	38,805,526	-	219,023,888	8,406,845	107,478,614	170,135,177
-	-	2,147,574	-	-	-	10,679,510
-	-	-	-	-	-	-
-	-	-	-	-	-	22,867
-	73,054	39,190	-	-	-	-
103,513	-	-	403,604	9,378	715,861	288,516
61,853	-	-	111,772	9,337	226,308	117,305
39,112	-	-	206,831	101,020	972,019	477,444
64,477,676	45,740,132	4,277,898	234,746,423	8,526,580	109,393,244	182,834,754
$279,279,772	$118,908,670	$93,419,460	$4,817,490,793	$52,743,656	$1,742,190,474	$650,833,777

$390,187,337	$186,119,377	$102,928,519	$5,065,850,921	$205,839,859	$1,852,917,530	$2,381,726,775
(110,907,565)	(67,210,707)	(9,509,059)	(248,360,128)	(153,096,203)	(110,727,056)	(1,730,892,998)
$279,279,772	$118,908,670	$93,419,460	$4,817,490,793	$52,743,656	$1,742,190,474	$650,833,777
6,000,000	2,152,822	4,350,000	100,140,000	950,000	33,120,000	18,368,273
$46.55	$55.23	$21.48	$48.11	$55.52	$52.60	$35.43
$46.53	$55.22	$21.47	$48.11	$55.50	$52.58	$35.41
$353,777,256	$107,284,572	$87,311,873	$4,319,739,989	$45,600,231	$1,500,972,228	$1,201,083,911
$64,007,567	$38,858,394	$66,324	$219,023,888	$8,472,933	$108,424,932	$170,135,177
$774	$-	$-	$-	$-	$-	$-
$-	$-	$1,740,036	$-	$-	$-	$-
$61,929,505	$38,281,634	$-	$217,813,210	$8,291,099	$105,851,643	$165,470,736

59

Statements of Operations

For the year ended April 30, 2023

	Invesco Aerospace & Defense ETF (PPA)	Invesco DWA Momentum ETF (PDP)	Invesco Global Listed Private Equity ETF (PSP)	Invesco Golden Dragon China ETF (PGJ)
Investment income:
Unaffiliated dividend income	$18,783,639	$14,150,443	$6,413,407	$2,099,020
Affiliated dividend income	28,029	14,932	47,982	5,990
Securities lending income, net	2,816,159	310,751	461,294	1,265,461
Foreign withholding tax	(73,748)	-	(403,287)	(10,535)

Total investment income	21,554,079	14,476,126	6,519,396	3,359,936

Expenses:
Unitary management fees	-	-	-	-
Advisory fees	7,808,550	5,495,863	935,466	1,210,904
Sub-licensing fees	937,008	1,099,165	187,092	242,179
Accounting & administration fees	99,404	88,397	25,170	30,952
Professional fees	45,802	44,392	34,700	42,765
Custodian & transfer agent fees	14,590	11,968	15,587	220,452
Trustees’ and officer’s fees	14,659	5,735	2,892	2,828
Tax expenses	-	-	-	-
Other expenses	88,855	109,297	59,711	42,816

Total expenses	9,008,868	6,854,817	1,260,618	1,792,896

Less: Waivers	(801)	(540)	(1,465)	(97,843)

Net expenses	9,008,067	6,854,277	1,259,153	1,695,053

Net investment income	12,546,012	7,621,849	5,260,243	1,664,883

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(48,081,214)	(196,849,187)	(23,762,331)	(61,105,784)
Affiliated investment securities	28,202	(2,852)	1,841	5,194
Unaffiliated in-kind redemptions	105,524,487	13,404,925	13,122,957	11,511,397
Affiliated in-kind redemptions	-	-	-	-
Short Sales	-	-	-	-
Foreign currencies	-	-	(42,298)	-
Swap agreements	-	-	(473,567)	-
Written options	-	-	-	-

Net realized gain (loss)	57,471,475	(183,447,114)	(11,153,398)	(49,589,193)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	101,864,532	184,041,248	(6,716,234)	37,092,907
Affiliated investment securities	(17,476)	(1,366)	(3,257)	(5,281)
Foreign currencies	-	-	61,938	-
Swap agreements	-	-	43,320	-
Written options	-	-	-	-

Change in net unrealized appreciation (depreciation)	101,847,056	184,039,882	(6,614,233)	37,087,626

Net realized and unrealized gain (loss)	159,318,531	592,768	(17,767,631)	(12,501,567)

Net increase (decrease) in net assets resulting from operations	$171,864,543	$8,214,617	$(12,507,388)	$(10,836,684)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco MSCI Sustainable Future ETF (ERTH)	Invesco Raymond James SB-1 Equity ETF (RYJ)	Invesco S&P 500 BuyWrite ETF (PBP)	Invesco S&P 500® Quality ETF (SPHQ)	Invesco S&P Spin-Off ETF (CSD)	Invesco Water Resources ETF (PHO)	Invesco WilderHill Clean Energy ETF (PBW)

$5,287,621	$2,066,530	$1,933,209	$74,193,803	$868,407	$19,661,159	$2,360,818
2,504	1,199	2,343	46,713	3,207	36,717	21,044
500,878	88,696	-	322,218	10,531	110,808	40,021,144
(349,417)	(3,441)	(473)	(18,243)	-	(8,283)	(326,357)

5,441,586	2,152,984	1,935,079	74,544,491	882,145	19,800,401	42,076,649

-	898,075	540,725	-	-	-	-
1,670,047	-	-	5,666,745	279,901	8,447,597	4,744,294
20,876	-	-	904,148	27,991	1,267,146	948,852
38,321	-	-	344,136	16,247	140,284	133,553
62,039	-	-	62,240	33,691	47,974	44,409
134,819	-	-	51,020	4,421	3,791	127,559
6,475	-	-	34,046	7,773	6,504	8,741
-	-	-	-	-	-	608
125,743	-	-	237,980	28,390	148,300	236,562

2,058,320	898,075	540,725	7,300,315	398,414	10,061,596	6,244,578

(33,489)	(36)	(42)	(1,635,164)	(34,626)	(1,056)	(784)

2,024,831	898,039	540,683	5,665,151	363,788	10,060,540	6,243,794

3,416,755	1,254,945	1,394,396	68,879,340	518,357	9,739,861	35,832,855

(33,893,423)	(11,742,529)	(4,481,842)	(578,500,926)	(6,034,930)	(75,056,954)	(608,989,220)
2,396	5,216	(3,149)	(6,289)	1,227	(8,611)	(88,342,027)
18,808,857	4,657,321	27,275,258	189,382,429	4,245,340	101,762,859	65,354,902
-	-	890	-	-	-	-
-	-	(11,937)	-	-	-	-
(71,717)	-	-	-	-	-	-
-	-	-	-	-	-	-
-	-	(3,389,736)	-	-	-	-

(15,153,887)	(7,079,992)	19,389,484	(389,124,786)	(1,788,363)	26,697,294	(631,976,345)

(37,004,368)	4,197,738	(21,606,187)	550,645,492	274,753	91,445,602	221,106,175
(2,712)	(4,185)	2,592	(27,096)	(61)	(1,102)	76,796,380
27,400	-	-	-	-	-	-
-	-	-	-	-	-	-
-	-	(3,029,623)	-	-	-	-

(36,979,680)	4,193,553	(24,633,218)	550,618,396	274,692	91,444,500	297,902,555

(52,133,567)	(2,886,439)	(5,243,734)	161,493,610	(1,513,671)	118,141,794	(334,073,790)

$(48,716,812)	$(1,631,494)	$(3,849,338)	$230,372,950	$(995,314)	$127,881,655	$(298,240,935)

61

Statements of Changes in Net Assets

For the years ended April 30, 2023 and 2022

	Invesco Aerospace & Defense ETF (PPA)		Invesco DWA Momentum ETF (PDP)
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$12,546,012	$4,657,496	$7,621,849	$(2,402,291)
Net realized gain (loss)	57,471,475	52,491,256	(183,447,114)	56,794,585
Change in net unrealized appreciation (depreciation)	101,847,056	(128,364,883)	184,039,882	(307,621,573)

Net increase (decrease) in net assets resulting from operations	171,864,543	(71,216,131)	8,214,617	(253,229,279)

Distributions to Shareholders from:
Distributable earnings	(13,151,371)	(4,267,913)	(6,541,547)	-

Shareholder Transactions:
Proceeds from shares sold	736,605,724	984,265,515	60,796,731	1,703,552,968
Value of shares repurchased	(472,233,238)	(195,766,267)	(274,187,348)	(2,012,832,969)

Net increase (decrease) in net assets resulting from share transactions	264,372,486	788,499,248	(213,390,617)	(309,280,001)

Net increase (decrease) in net assets	423,085,658	713,015,204	(211,717,547)	(562,509,280)

Net assets:
Beginning of year	1,456,410,234	743,395,030	1,226,527,692	1,789,036,972

End of year	$1,879,495,892	$1,456,410,234	$1,014,810,145	$1,226,527,692

Changes in Shares Outstanding:
Shares sold	9,790,000	12,760,000	810,000	18,770,000
Shares repurchased	(6,420,000)	(2,630,000)	(3,770,000)	(22,770,000)
Shares outstanding, beginning of year	20,040,000	9,910,000	16,450,000	20,450,000

Shares outstanding, end of year	23,410,000	20,040,000	13,490,000	16,450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Global Listed Private Equity ETF (PSP)		Invesco Golden Dragon China ETF (PGJ)		Invesco MSCI Sustainable Future ETF (ERTH)		Invesco Raymond James SB-1 Equity ETF (RYJ)
2023	2022	2023	2022	2023	2022	2023	2022

$5,260,243	$6,973,925	$1,664,883	$797,148	$3,416,755	$3,556,707	$1,254,945	$852,164
(11,153,398)	26,589,776	(49,589,193)	(16,708,153)	(15,153,887)	10,279,351	(7,079,992)	19,535,352
(6,614,233)	(85,955,218)	37,087,626	(169,087,371)	(36,979,680)	(87,176,938)	4,193,553	(29,169,464)

(12,507,388)	(52,391,517)	(10,836,684)	(184,998,376)	(48,716,812)	(73,340,880)	(1,631,494)	(8,781,948)

(2,967,539)	(27,104,093)	(2,158,845)	-	(3,982,357)	(62,642,968)	(849,008)	(729,997)

125,235,216	98,337,239	77,206,276	187,483,856	24,355,050	130,708,572	16,530,016	40,714,492
(131,737,487)	(58,069,507)	(102,675,701)	(37,774,624)	(79,113,153)	(94,794,820)	(16,495,059)	(51,078,058)

(6,502,271)	40,267,732	(25,469,425)	149,709,232	(54,758,103)	35,913,752	34,957	(10,363,566)

(21,977,198)	(39,227,878)	(38,464,954)	(35,289,144)	(107,457,272)	(100,070,096)	(2,445,545)	(19,875,511)

195,124,704	234,352,582	239,005,514	274,294,658	386,737,044	486,807,140	121,354,215	141,229,726

$173,147,506	$195,124,704	$200,540,560	$239,005,514	$279,279,772	$386,737,044	$118,908,670	$121,354,215

12,500,000	6,350,000	2,700,000	5,230,000	450,000	1,900,000	280,000	660,000
(13,250,000)	(4,000,000)	(3,900,000)	(870,000)	(1,500,000)	(1,350,000)	(280,000)	(830,000)
17,350,000	15,000,000	8,680,000	4,320,000	7,050,000	6,500,000	2,152,822	2,322,822

16,600,000	17,350,000	7,480,000	8,680,000	6,000,000	7,050,000	2,152,822	2,152,822

63

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2023 and 2022

	Invesco S&P 500 BuyWrite ETF (PBP)		Invesco S&P 500® Quality ETF (SPHQ)
	2023	2022	2023	2022
Operations:
Net investment income	$1,394,396	$1,546,284	$68,879,340	$46,977,249
Net realized gain (loss)	19,389,484	47,822,543	(389,124,786)	510,517,542
Change in net unrealized appreciation (depreciation)	(24,633,218)	(35,943,392)	550,618,396	(582,787,059)

Net increase (decrease) in net assets resulting from operations	(3,849,338)	13,425,435	230,372,950	(25,292,268)

Distributions to Shareholders from:
Distributable earnings	(1,438,993)	(11,042,019)	(70,243,548)	(44,708,736)

Shareholder Transactions:
Proceeds from shares sold	30,632,738	44,741,889	2,576,253,855	3,017,069,728
Value of shares repurchased	(69,971,794)	(76,896,678)	(1,576,680,180)	(1,959,498,965)

Net increase (decrease) in net assets resulting from share transactions	(39,339,056)	(32,154,789)	999,573,675	1,057,570,763

Net increase (decrease) in net assets	(44,627,387)	(29,771,373)	1,159,703,077	987,569,759

Net assets:
Beginning of year	138,046,847	167,818,220	3,657,787,716	2,670,217,957

End of year	$93,419,460	$138,046,847	$4,817,490,793	$3,657,787,716

Changes in Shares Outstanding:
Shares sold	1,500,000	1,950,000	57,550,000	60,470,000
Shares repurchased	(3,400,000)	(3,400,000)	(36,290,000)	(39,980,000)
Shares outstanding, beginning of year	6,250,000	7,700,000	78,880,000	58,390,000

Shares outstanding, end of year	4,350,000	6,250,000	100,140,000	78,880,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P Spin-Off ETF (CSD)		Invesco Water Resources ETF (PHO)		Invesco WilderHill Clean Energy ETF (PBW)
2023	2022	2023	2022	2023	2022
$518,357	$443,908	$9,739,861	$4,736,431	$35,832,855	$20,751,444
(1,788,363)	(54,631)	26,697,294	225,596,434	(631,976,345)	(255,724,106)
274,692	(8,802,589)	91,444,500	(367,552,552)	297,902,555	(572,211,383)

(995,314)	(8,413,312)	127,881,655	(137,219,687)	(298,240,935)	(807,184,045)

(459,000)	(531,999)	(9,687,113)	(4,449,322)	(38,198,585)	(31,654,543)

5,551,868	644,755	233,810,160	593,002,133	1,115,865,815	1,706,005,079
(16,190,099)	(2,411,194)	(267,890,874)	(397,668,565)	(1,198,860,073)	(1,993,294,808)

(10,638,231)	(1,766,439)	(34,080,714)	195,333,568	(82,994,258)	(287,289,729)

(12,092,545)	(10,711,750)	84,113,828	53,664,559	(419,433,778)	(1,126,128,317)

64,836,201	75,547,951	1,658,076,646	1,604,412,087	1,070,267,555	2,196,395,872

$52,743,656	$64,836,201	$1,742,190,474	$1,658,076,646	$650,833,777	$1,070,267,555

100,000	10,000	4,400,000	10,520,000	22,890,000	23,700,000
(290,000)	(40,000)	(5,270,000)	(7,280,000)	(25,510,000)	(27,710,000)
1,140,000	1,170,000	33,990,000	30,750,000	20,988,273	24,998,273

950,000	1,140,000	33,120,000	33,990,000	18,368,273	20,988,273

65

Financial Highlights

Invesco Aerospace & Defense ETF (PPA)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$72.68	$75.01	$53.88	$61.93	$55.62
Net investment income(a)	0.61	0.44	0.44	0.80	0.49
Net realized and unrealized gain (loss) on investments	7.66	(2.38)	21.13	(7.98)	6.30
Total from investment operations	8.27	(1.94)	21.57	(7.18)	6.79
Distributions to shareholders from:
Net investment income	(0.66)	(0.39)	(0.44)	(0.87)	(0.48)
Net asset value at end of year	$80.29	$72.68	$75.01	$53.88	$61.93
Market price at end of year(b)	$80.29	$72.65	$74.97	$53.98	$61.94
Net Asset Value Total Return(c)	11.51%	(2.59)%	40.21%	(11.64)%	12.33%
Market Price Total Return(c)	11.55%	(2.58)%	39.87%	(11.48)%	12.27%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,879,496	$1,456,410	$743,395	$708,521	$938,246
Ratio to average net assets of:
Expenses	0.58%	0.58%	0.61%	0.59%	0.59%
Net investment income	0.80%	0.59%	0.71%	1.22%	0.86%
Portfolio turnover rate(d)	19%	26%	22%	18%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Momentum ETF (PDP)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$74.56	$87.48	$60.60	$58.78	$52.66
Net investment income (loss)(a)	0.51	(0.12)	(0.15)	0.19	0.11
Net realized and unrealized gain (loss) on investments	0.61	(12.80)	27.05	1.86	6.10
Total from investment operations.	1.12	(12.92)	26.90	2.05	6.21
Distributions to shareholders from:
Net investment income	(0.45)	-	(0.02)	(0.23)	(0.09)
Net asset value at end of year	$75.23	$74.56	$87.48	$60.60	$58.78
Market price at end of year(b)	$75.20	$74.53	$87.44	$60.68	$58.79
Net Asset Value Total Return(c)	1.52%	(14.77)%	44.41%	3.53%	11.81%
Market Price Total Return(c)	1.52%	(14.77)%	44.15%	3.65%	11.70%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,014,810	$1,226,528	$1,789,037	$1,290,768	$1,545,947
Ratio to average net assets of:
Expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Net investment income (loss)	0.69%	(0.14)%	(0.18)%	0.32%	0.20%
Portfolio turnover rate(d)	140%	173%	124%	82%	82%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights–(continued)

Invesco Global Listed Private Equity ETF (PSP)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$11.25	$15.62	$9.31	$12.10		$12.19

Net investment income(a)	0.28	0.41	0.30	0.52	(b)	0.32
Net realized and unrealized gain (loss) on investments	(0.93)	(3.17)	6.53	(2.36)		(0.03)

Total from investment operations	(0.65)	(2.76)	6.83	(1.84)		0.29

Distributions to shareholders from:
Net investment income	(0.17)	(1.61)	(0.52)	(0.95)		(0.38)

Net asset value at end of year	$10.43	$11.25	$15.62	$9.31		$12.10

Market price at end of year(c)	$10.44	$11.27	$15.60	$9.32		$12.13

Net Asset Value Total Return(d)	(5.65)%	(19.85)%	75.17%	(15.82)%		2.28%
Market Price Total Return(d)	(5.73)%	(19.61)%	74.76%	(15.92)%		2.36%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$173,148	$195,125	$234,353	$141,534		$244,443
Ratio to average net assets of:
Expenses, after Waivers(e)	0.67%	0.65%	0.68%	0.63%		0.64%
Expenses, prior to Waivers(e)	0.67%	0.65%	0.69%	0.65%		0.66%
Net investment income	2.81%	2.73%	2.42%	4.47	%(b)	2.79%
Portfolio turnover rate(f)	38%	62%	47%	50%		64%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period.Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.33 and 2.82%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights-(continued)

Invesco Golden Dragon China ETF (PGJ)

	Years Ended April 30
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$27.54	$63.49	$40.36	$42.08		$45.58
Net investment income (loss)(a)	0.19	0.14	(0.12)	0.16		0.11
Net realized and unrealized gain (loss) on investments	(0.67)	(36.09)	23.36	(1.72)		(3.51)
Total from investment operations	(0.48)	(35.95)	23.24	(1.56)		(3.40)
Distributions to shareholders from:
Net investment income	(0.25)	-	(0.11)	(0.16)		(0.10)
Net asset value at end of year	$26.81	$27.54	$63.49	$40.36		$42.08
Market price at end of year(b)	$26.82	$27.57	$63.52	$40.32		$42.11
Net Asset Value Total Return(c)	(1.80)%	(56.62)%	57.61%	(3.67)%		(7.46)%
Market Price Total Return(c)	(1.88)%	(56.60)%	57.84%	(3.83)%		(7.39)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$200,541	$239,006	$274,295	$161,450		$216,730
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.69%	0.70	%(d)	0.70%
Expenses, prior to Waivers	0.74%	0.71%	0.69%	0.71	%(d)	0.70%
Net investment income (loss)	0.69%	0.35%	(0.20)%	0.40	%(d)	0.27%
Portfolio turnover rate(e)	24%	42%	40%	30%		36%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights–(continued)

Invesco MSCI Sustainable Future ETF (ERTH)

	Years Ended April 30,
	2023		2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$54.86		$74.89	$42.68	$45.03	$42.12

Net investment income(a)	0.53		0.54	0.10	0.23	0.19
Net realized and unrealized gain (loss) on investments	(8.25)		(10.40)	32.29	(2.25)	2.95

Total from investment operations	(7.72)		(9.86)	32.39	(2.02)	3.14

Distributions to shareholders from:
Net investment income	(0.59)		(0.52)	(0.18)	(0.33)	(0.23)
Net realized gains	-		(9.65)	-	-	-

Total distributions	(0.59)		(10.17)	(0.18)	(0.33)	(0.23)

Net asset value at end of year	$46.55		$54.86	$74.89	$42.68	$45.03

Market price at end of year(b)	$46.53		$54.67	$74.75	$42.74	$45.21

Net Asset Value Total Return(c)	(14.22)%		(15.38)%	75.99%	(4.49)%	7.48%
Market Price Total Return(c)	(13.95)%		(15.57)%	75.42%	(4.73)%	7.55%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$279,280		$386,737	$486,807	$224,059	$180,121
Ratio to average net assets of:
Expenses, after Waivers	0.61	%(d)	0.55%	0.61%	0.65%	0.68%
Expenses, prior to Waivers	0.62	%(d)	0.55%	0.61%	0.65%	0.68%
Net investment income	1.02%		0.83%	0.16%	0.51%	0.47%
Portfolio turnover rate(e)	37%		30%	140%	75%	21%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Financial Highlights–(continued)

Invesco Raymond James SB-1 Equity ETF (RYJ)

	Years Ended April 30,						Eight Months Ended April 30, 2019		Year Ended August 31, 2018
	2023		2022	2021		2020
Per Share Operating Performance:
Net asset value at beginning of year	$56.37		$60.80	$34.18		$45.30	$49.24		$39.34
Net investment income(a)	0.58		0.38	0.23		0.33	0.13		0.27
Net realized and unrealized gain (loss) on investments	(1.33)		(4.48)	26.53		(11.35)	(3.55)		9.63
Total from investment operations	(0.75)		(4.10)	26.76		(11.02)	(3.42)		9.90
Distributions to shareholders from:
Net investment income	(0.39)		(0.33)	(0.14)		(0.10)	(0.52)		-
Net asset value at end of year	$55.23		$56.37	$60.80		$34.18	$45.30		$49.24
Market price at end of year(b)	$55.22		$56.30	$60.81		$34.22	$45.30		$49.19 (b)
Net Asset Value Total Return(c)	(1.30)%		(6.78)%	78.39%		(24.40)%	(6.60)%		25.16%
Market Price Total Return(c)	(1.19)%		(6.90)%	78.21%		(24.31)%	(6.51)%		25.10%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$118,909		$121,354	$141,230		$101,604	$173,156		$200,560
Ratio to average net assets of:
Expenses	0.75	%(d)	0.75%	0.75	%(d)	0.75%	0.75	%(d)(e)	0.71%
Net investment income	1.05%		0.62%	0.49%		0.78%	0.44	%(e)	0.60%
Portfolio turnover rate(f)	104%		92%	110%		114%	65%		82%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Financial Highlights–(continued)

Invesco S&P 500 BuyWrite ETF (PBP)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$22.09	$21.79	$17.45	$21.39	$21.29
Net investment income(a)	0.26	0.21	0.23	0.33	0.32
Net realized and unrealized gain (loss) on investments	(0.60)	1.57	4.35	(3.05)	0.32
Total from investment operations	(0.34)	1.78	4.58	(2.72)	0.64
Distributions to shareholders from:
Net investment income	(0.27)	(0.24)	(0.24)	(0.36)	(0.31)
Net realized gains	-	(1.24)	-	(0.86)	(0.23)
Total distributions	(0.27)	(1.48)	(0.24)	(1.22)	(0.54)
Net asset value at end of year	$21.48	$22.09	$21.79	$17.45	$21.39
Market price at end of year(b)	$21.47	$22.02	$21.76	$17.40	$21.39
Net Asset Value Total Return(c)	(1.47)%	8.06%	26.40%	(13.62)%	3.16%
Market Price Total Return(c)	(1.21)%	7.86%	26.59%	(13.85)%	2.97%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$93,419	$138,047	$167,818	$192,813	$320,778
Ratio to average net assets of:
Expenses	0.49%	0.49%	0.49%	0.49%	0.53%
Net investment income	1.26%	0.92%	1.19%	1.56%	1.47%
Portfolio turnover rate(d)	38%	33%	19%	19%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Quality ETF (SPHQ)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$46.37	$45.73	$33.61	$33.29	$29.53
Net investment income(a)	0.82	0.70	0.63	0.61	0.51
Net realized and unrealized gain on investments	1.76	0.60	12.11	0.35	3.75
Total from investment operations	2.58	1.30	12.74	0.96	4.26
Distributions to shareholders from:
Net investment income	(0.84)	(0.66)	(0.62)	(0.64)	(0.50)
Net asset value at end of year	$48.11	$46.37	$45.73	$33.61	$33.29
Market price at end of year(b)	$48.11	$46.36	$45.75	$33.62	$33.30
Net Asset Value Total Return(c)	5.78%	2.76%	38.23%	3.03%	14.63%
Market Price Total Return(c)	5.80%	2.70%	38.26%	3.03%	14.59%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,817,491	$3,657,788	$2,670,218	$1,756,210	$1,469,785
Ratio to average net assets of:
Expenses, after Waivers	0.15%	0.15%	0.15%	0.15%	0.19%
Expenses, prior to Waivers	0.19%	0.19%	0.19%	0.21%	0.26%
Net investment income	1.82%	1.40%	1.59%	1.79%	1.67%
Portfolio turnover rate(d)	65%	48%	57%	56%	73%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Financial Highlights–(continued)

Invesco S&P Spin-Off ETF (CSD)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$56.87	$64.57	$34.38	$52.43	$52.61
Net investment income(a)	0.50	0.38	0.33	0.58	0.43
Net realized and unrealized gain (loss) on investments	(1.40)	(7.63)	30.41	(18.08)	(0.19)
Total from investment operations	(0.90)	(7.25)	30.74	(17.50)	0.24
Distributions to shareholders from:
Net investment income	(0.45)	(0.45)	(0.55)	(0.55)	(0.42)
Net asset value at end of year	$55.52	$56.87	$64.57	$34.38	$52.43
Market price at end of year(b)	$55.50	$56.92	$64.57	$34.41	$52.41
Net Asset Value Total Return(c)	(1.53)%	(11.24)%	89.69%	(33.72)%	0.71%
Market Price Total Return(c)	(1.65)%	(11.16)%	89.53%	(33.64)%	0.78%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$52,744	$64,836	$75,548	$58,447	$146,814
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.65%	0.65%	0.62%	0.62%
Expenses, prior to Waivers	0.71%	0.65%	0.68%	0.62%	0.62%
Net investment income	0.93%	0.60%	0.68%	1.27%	0.84%
Portfolio turnover rate(d)	106%	68%	57%	55%	49%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Water Resources ETF (PHO)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$48.78	$52.18	$34.44	$34.67	$30.09
Net investment income(a)	0.29	0.14	0.17	0.15	0.16
Net realized and unrealized gain (loss) on investments	3.82	(3.41)	17.74	(0.18)	4.55
Total from investment operations	4.11	(3.27)	17.91	(0.03)	4.71
Distributions to shareholders from:
Net investment income	(0.29)	(0.13)	(0.17)	(0.20)	(0.13)
Net asset value at end of year	$52.60	$48.78	$52.18	$34.44	$34.67
Market price at end of year(b)	$52.58	$48.78	$52.17	$34.49	$34.70
Net Asset Value Total Return(c)	8.46%	(6.29)%	52.15%	(0.07)%	15.74%
Market Price Total Return(c)	8.42%	(6.27)%	51.90%	(0.01)%	15.84%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,742,190	$1,658,077	$1,604,412	$991,846	$941,269
Ratio to average net assets of:
Expenses	0.60%	0.59%	0.60%	0.60%	0.60%
Net investment income	0.58%	0.25%	0.39%	0.42%	0.51%
Portfolio turnover rate(d)	32%	29%	22%	26%	31%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Financial Highlights–(continued)

Invesco WilderHill Clean Energy ETF (PBW)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$50.99	$87.86	$31.91	$28.30	$24.64
Net investment income(a)	1.77	0.93	0.61	0.49	0.39
Net realized and unrealized gain (loss) on investments	(15.53)	(36.46)	55.82	3.73	3.66
Total from investment operations	(13.76)	(35.53)	56.43	4.22	4.05
Distributions to shareholders from:
Net investment income	(1.80)	(1.34)	(0.48)	(0.61)	(0.39)
Net asset value at end of year	$35.43	$50.99	$87.86	$31.91	$28.30
Market price at end of year(b)	$35.41	$50.92	$87.72	$31.93	$28.31
Net Asset Value Total Return(c)	(27.59)%	(40.88)%	176.87%	15.13%	16.76%
Market Price Total Return(c)	(27.52)%	(40.86)%	176.26%	15.16%	16.70%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$650,834	$1,070,268	$2,196,396	$247,876	$144,857
Ratio to average net assets of:
Expenses, after Waivers	0.66%	0.62%	0.61%	0.70%	0.70%
Expenses, prior to Waivers	0.66%	0.62%	0.61%	0.70%	0.71%
Net investment income	3.78%	1.23%	0.71%	1.57%	1.56%
Portfolio turnover rate(d)	55%	60%	81%	40%	40%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange–Traded Fund Trust

April 30, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Aerospace & Defense ETF (PPA)	“Aerospace & Defense ETF”

Invesco DWA Momentum ETF (PDP)	“DWA Momentum ETF”

Invesco Global Listed Private Equity ETF (PSP)	“Global Listed Private Equity ETF”

Invesco Golden Dragon China ETF (PGJ)	“Golden Dragon China ETF”

Invesco MSCI Sustainable Future ETF (ERTH)	“MSCI Sustainable Future ETF”

Invesco Raymond James SB-1 Equity ETF (RYJ)	“Raymond James SB-1 Equity ETF”

Invesco S&P 500 BuyWrite ETF (PBP)	“S&P 500 BuyWrite ETF”

Invesco S&P 500® Quality ETF (SPHQ)	“S&P 500® Quality ETF”

Invesco S&P Spin-Off ETF (CSD)	“S&P Spin-Off ETF”

Invesco Water Resources ETF (PHO)	“Water Resources ETF”

Invesco WilderHill Clean Energy ETF (PBW)	“WilderHill Clean Energy ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of DWA Momentum ETF, Golden Dragon China ETF and Water Resources ETF, which are listed and traded on The Nasdaq Stock Market LLC.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Aerospace & Defense ETF	SPADE® Defense Index

DWA Momentum ETF	Dorsey Wright® Technical Leaders Index

Global Listed Private Equity ETF	Red Rocks Global Listed Private Equity Index

Golden Dragon China ETF	NASDAQ Golden Dragon China Index

MSCI Sustainable Future ETF	MSCI Global Environment Select Index

Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity index

S&P 500 BuyWrite ETF	CBOE S&P 500 BuyWrite IndexSM

S&P 500® Quality ETF	S&P 500® Quality Index

S&P Spin-Off ETF	S&P U.S. Spin-Off Index

Water Resources ETF	NASDAQ OMX US Water IndexSM

WilderHill Clean Energy ETF	WilderHill Clean Energy Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

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A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value. Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in

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interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except Raymond James SB-1 Equity ETF and S&P Spin-Off ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Raymond James SB-1 Equity ETF and S&P Spin-Off ETF declare and pay dividends from net investment income, if any, to shareholders annually and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax

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benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, partnerships and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - Certain Funds are subject to foreign withholding tax imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. Certain Funds may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. Certain Funds will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign tax reclaims on the Statements of Assets and Liabilities. There is no guarantee that a Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statements of Operations, and any related interest is included in Unaffiliated interest income. Certain Funds may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are excluded from the unitary management fee and are reflected on the Statements of Operations as Professional fees, if any. In the event tax refunds received by a Fund during the fiscal year exceed the foreign withholding taxes paid by a Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended April 30, 2023, the Funds did not enter into any closing agreements.

G.

Expenses - Each Fund (except for S&P 500 BuyWrite ETF and Raymond James SB-1 Equity ETF) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

S&P 500 BuyWrite ETF and Raymond James SB-1 Equity ETF have agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service

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providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2023, each Fund (except for S&P 500 BuyWrite ETF) had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each applicable Fund as listed below:

Amount
Aerospace & Defense ETF	$16,490
DWA Momentum ETF	25,515
Global Listed Private Equity ETF	13,806
Golden Dragon China ETF	71,620
MSCI Sustainable Future ETF	17,562
Raymond James SB-1 Equity ETF	5,922
S&P 500® Quality ETF	22,707
S&P Spin-Off ETF	727
Water Resources ETF	5,196
WilderHill Clean Energy ETF	2,158,796

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books

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and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

L.

Call Options Purchased and Written - Certain Funds may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statements of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Swap Agreements - Certain Funds may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require each Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of each Fund’s NAV over specific periods of time. If each Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the futures commission merchant (“FCM”)) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements

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of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. Cash held as collateral is recorded as deposits with brokers on the Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty.

N. Other Risks

ADR and GDR Risk. Certain Funds may invest in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

China Investment Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by a Fund. Further, health events, such as disease outbreaks and pandemics, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, any difficulties of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global

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economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging markets securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Listed Private Equity Companies Risk. There are certain risks inherent in investing in listed private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to or provide services to

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privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. A Fund is also subject to the underlying risks which affect the listed private equity companies in which the financial institutions or vehicles held by the Fund invest. Listed private equity companies are subject to various risks depending on their underlying investments, which include additional liquidity risk, industry risk, foreign security risk, currency risk, valuation risk and credit risk. Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings, which may be adversely impacted by the poor performance of a small number of investments. By investing in companies in the capital markets whose business is to lend money, there is a risk that the issuer may default on its payments or declare bankruptcy.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because Aerospace & Defense ETF, Golden Dragon China ETF, S&P Spin-Off ETF and Water Resources ETF are non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Thematic Investing Risk. Certain Funds rely on the index provider for its Underlying Index to identify securities that provide exposure to specific environmental themes, as set forth in the Underlying Index methodology. The Fund’s performance may suffer if such securities are not correctly identified. Performance may also suffer if the securities included in an Underlying Index do not benefit from the development of the applicable environmental theme. Further, to the extent that the index provider evaluates environmental, social and governance (“ESG”) factors as part of an Underlying Index’s methodology, there is a risk that information used by the index provider to evaluate these ESG factors may not be readily available, complete or accurate. This could negatively impact the index provider’s ability to apply its ESG standards when compiling the Underlying Index, and which may negatively impact the Fund’s performance. Performance may also be impacted by the inclusion of non-theme relevant exposures in the Underlying Index. There is no guarantee that the Underlying Index will reflect complete exposure to any particular environmental theme.

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NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except for Raymond James SB-1 Equity ETF, S&P 500 BuyWrite ETF and S&P 500® Quality ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets. S&P 500® Quality ETF accrues daily and pays monthly to the Adviser an annual fee of 0.15% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF accrue daily and pay monthly to the Adviser an annual unitary management fee of 0.75% and 0.49%, respectively, of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each Fund (except for Raymond James SB-1 Equity ETF, S&P 500 BuyWrite ETF and S&P 500® Quality ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2025. The Expense Cap (including sub-licensing fees) for S&P 500® Quality ETF is 0.15% of the Fund’s average daily net assets per year through at least August 31, 2025. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2025. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Aerospace & Defense ETF, DWA Momentum ETF, Global Listed Private Equity ETF, Water Resources ETF and WilderHill Clean Energy ETF.

Further, through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2023, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Aerospace & Defense ETF	$801
DWA Momentum ETF	540
Global Listed Private Equity ETF	1,465
Golden Dragon China ETF	97,843
MSCI Sustainable Future ETF	33,489
Raymond James SB-1 Equity ETF	36
S&P 500 BuyWrite ETF	42
S&P 500® Quality ETF	1,635,164
S&P Spin-Off ETF	34,626
Water Resources ETF	1,056
WilderHill Clean Energy ETF	784

The fees waived and/or expenses borne by the Adviser, pursuant to the Expense Cap, are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

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For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2023 are as follows:

	Total Potential Recapture Amounts

		Potential Recapture Amounts Expiring
		4/30/24	4/30/25	4/30/26
Golden Dragon China ETF	$97,629	$-	$-	$97,629
MSCI Sustainable Future ETF	33,384	-	-	33,384
S&P 500® Quality ETF	3,818,595	994,660	1,190,350	1,633,585
S&P Spin-Off ETF	55,540	12,903	8,096	34,541

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Aerospace & Defense ETF	SPADE Indexes
DWA Momentum ETF	Dorsey Wright & Associates, LLC
Global Listed Private Equity ETF	Red Rocks Capital, LLC
Golden Dragon China ETF	Nasdaq, Inc.
MSCI Sustainable Future ETF	MSCI, Inc.
Raymond James SB-1 Equity ETF	Raymond James Research Services, LLC
S&P 500 BuyWrite ETF	S&P Dow Jones Indices LLC
S&P 500® Quality ETF	S&P Dow Jones Indices LLC
S&P Spin-Off ETF	S&P Dow Jones Indices LLC
Water Resources ETF	Nasdaq, Inc.
WilderHill Clean Energy ETF	WilderHill

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Aerospace & Defense ETF	$35,791
DWA Momentum ETF	186,584
Global Listed Private Equity ETF	9,303
Golden Dragon China ETF	16,144
MSCI Sustainable Future ETF	25,604
Raymond James SB-1 Equity ETF	53,030
S&P 500 BuyWrite ETF	58
S&P 500® Quality ETF	277,152
S&P Spin-Off ETF	24,896
Water Resources ETF	12,110
WilderHill Clean Energy ETF	163,083

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by

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virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

For the fiscal year ended April 30, 2023, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains*
DWA Momentum ETF	$16,778,785	$-	$-
S&P 500 BuyWrite ETF	81,895	-	-

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023, for each Fund (except for S&P 500 BuyWrite ETF). As of April 30, 2023, all of the securities in S&P 500 BuyWrite ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The value of options held in S&P 500 BuyWrite ETF was based on Level 1 inputs.The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Aerospace & Defense ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,879,651,357	$-	$-	$1,879,651,357
Money Market Funds	718,890	116,176,082	-	116,894,972

Total Investments	$1,880,370,247	$116,176,082	$-	$1,996,546,329

DWA Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,015,183,972	$-	$-	$1,015,183,972
Money Market Funds	-	74,197,300	-	74,197,300

Total Investments	$1,015,183,972	$74,197,300	$-	$1,089,381,272

Global Listed Private Equity ETF
Investments in Securities
Common Stocks & Other Equity Interests	$140,816,274	$-	$-	$140,816,274
Closed-End Funds	28,531,757	-	-	28,531,757
Money Market Funds	2,007,766	53,624,286	-	55,632,052

Total Investments in Securities	171,355,797	53,624,286	-	224,980,083

Other Investments - Liabilities*
Swap Agreements	-	(54,008)	-	(54,008)

Total Investments	$171,355,797	$53,570,278	$-	$224,926,075

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	Level 1	Level 2	Level 3	Total
Golden Dragon China ETF
Investments in Securities
Common Stocks & Other Equity Interests	$200,411,243	$-	$-	$200,411,243
Money Market Funds	93,062	51,610,559	-	51,703,621

Total Investments	$200,504,305	$51,610,559	$-	$252,114,864

MSCI Sustainable Future ETF
Investments in Securities
Common Stocks & Other Equity Interests	$277,062,828	$-	$-	$277,062,828
Exchange-Traded Funds	1,991,072	-	-	1,991,072
Money Market Funds	-	64,005,335	-	64,005,335

Total Investments	$279,053,900	$64,005,335	$-	$343,059,235

Raymond James SB-1 Equity ETF
Investments in Securities
Common Stocks & Other Equity Interests	$118,849,136	$-	$-	$118,849,136
Money Market Funds	52,868	38,803,290	-	38,856,158

Total Investments	$118,902,004	$38,803,290	$-	$157,705,294

S&P 500® Quality ETF
Investments in Securities
Common Stocks & Other Equity Interests	$4,812,756,951	$-	$-	$4,812,756,951
Money Market Funds	-	219,010,675	-	219,010,675

Total Investments	$4,812,756,951	$219,010,675	$-	$5,031,767,626

S&P Spin-Off ETF
Investments in Securities
Common Stocks & Other Equity Interests	$52,782,774	$-	$-	$52,782,774
Money Market Funds	66,088	8,406,785	-	8,472,873

Total Investments	$52,848,862	$8,406,785	$-	$61,255,647

Water Resources ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,741,599,887	$-	$-	$1,741,599,887
Money Market Funds	946,318	107,477,512	-	108,423,830

Total Investments	$1,742,546,205	$107,477,512	$-	$1,850,023,717

WilderHill Clean Energy ETF
Investments in Securities
Common Stocks & Other Equity Interests	$650,383,852	$-	$-	$650,383,852
Money Market Funds	-	170,113,971	-	170,113,971

Total Investments	$650,383,852	$170,113,971	$-	$820,497,823

* Unrealized appreciation (depreciation).

NOTE 6–Derivative Investments

The Funds may enter into an ISDA Master Agreement under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

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Value of Derivative Investments at Period-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2023:

	Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Derivative Liabilities	Equity Risk	Equity Risk
Unrealized depreciation on swap agreements–OTC	$(54,008)	$-
Options written, at value – Exchange-Traded	-	(2,054,280)

Total Derivative Liabilities	(54,008)	(2,054,280)

Derivatives not subject to master netting agreements	-	2,054,280

Total Derivative Liabilities subject to master netting agreements	$(54,008)	$-

Offsetting Assets and Liabilities

The table below reflects the Funds’ exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2023:

Global Listed Private Equity ETF

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements		Non-Cash	Cash	Net Amount
Citibank, N.A.	$-	$(54,008)	$(54,008)	$-	$-	$(54,008)

Effect of Derivative Investments for the Fiscal Year Ended April 30, 2023

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF

	Equity Risk
Realized Gain (Loss):
Options written	$-	$(3,389,736)
Swap agreements	(473,567)	-
Change in Net Unrealized Appreciation (Depreciation):
Options written	-	(3,029,623)
Swap agreements	43,320	-

Total	$(430,247)	$(6,419,359)

The table below summarizes the average notional value of derivatives held during the period.

	Average Notional Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Options written	$-	$111,918,962
Swap agreements	1,830,440	-

87

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2023 and 2022:

	2023	2022
	Ordinary Income*	Ordinary Income*	Long-Term Capital Gains
Aerospace & Defense ETF	$13,151,371	$4,267,913	$ -
DWA Momentum ETF	6,541,547	-	-
Global Listed Private Equity ETF	2,967,539	27,104,093	-
Golden Dragon China ETF	2,158,845	-	-
MSCI Sustainable Future ETF	3,982,357	32,390,721	30,252,247
Raymond James SB-1 Equity ETF	849,008	729,997	-
S&P 500 BuyWrite ETF	1,438,993	11,042,019	-
S&P 500® Quality ETF	70,243,548	44,708,736	-
S&P Spin-Off ETF	459,000	531,999	-
Water Resources ETF	9,687,113	4,449,322	-
WilderHill Clean Energy ETF	38,198,585	31,654,543	-

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Other Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
Aerospace & Defense ETF	$-	$(77,716)	$88,232,277	$-	$-	$(58,354,951)	$-	$1,849,696,282	$1,879,495,892
DWA Momentum ETF	711,992	(166,862)	103,137,135	-	-	(881,487,358)	-	1,792,615,238	$1,014,810,145
Global Listed Private Equity ETF	5,417,788	(84,132)	(43,973,983)	(54,008)	(5,055)	(110,194,253)	-	322,041,149	$173,147,506
Golden Dragon China ETF	1,756,069	(88,713)	(107,619,205)	-	-	(293,754,396)	-	600,246,805	$200,540,560
MSCI Sustainable Future ETF	226,789	(233,102)	(85,785,300)	-	2,296	(25,118,248)	-	390,187,337	$279,279,772
Raymond James SB- 1 Equity ETF	1,008,277	(1,247,470)	388,228	-	-	(67,359,742)	-	186,119,377	$118,908,670
S&P 500 BuyWrite ETF	37,014	-	314,244	(314,244)	-	(9,546,073)	-	102,928,519	$93,419,460
S&P 500® Quality ETF	3,394,608	(105,396)	398,748,159	-	-	(650,397,499)	-	5,065,850,921	$4,817,490,793
S&P Spin- Off ETF	99,675	(6,735)	3,249,448	-	-	(156,438,591)	-	205,839,859	$52,743,656

88

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Other Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards		Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
Water Resources ETF	$ 472,000	$(219,066)	$228,679,943	$-	$-	$(339,659,933	)$	-	$1,852,917,530	$1,742,190,474
WilderHill Clean Energy ETF	-	(115,929)	(670,341,366)	-	-	(1,058,419,537)		(2,016,166)	2,381,726,775	$650,833,777

    Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Funds have capital loss carryforwards as of April 30, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Aerospace & Defense ETF	$26,525,361	$31,829,590	$58,354,951

DWA Momentum ETF	870,576,180	10,911,178	881,487,358

Global Listed Private Equity ETF	37,515,025	72,679,228	110,194,253

Golden Dragon China ETF	54,421,872	239,332,524	293,754,396

MSCI Sustainable Future ETF	9,661,323	15,456,925	25,118,248

Raymond James SB-1 Equity ETF	38,722,358	28,637,384	67,359,742

S&P 500 BuyWrite ETF	7,254,078	2,291,995	9,546,073

S&P 500® Quality ETF	520,712,543	129,684,956	650,397,499

S&P Spin-Off ETF	60,432,527	96,006,064	156,438,591

Water Resources ETF	196,601,256	143,058,677	339,659,933

WilderHill Clean Energy ETF	472,569,964	585,849,573	1,058,419,537

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

For the fiscal year ended April 30, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Aerospace & Defense ETF	$303,467,442	$303,895,900

DWA Momentum ETF	1,553,719,964	1,551,975,621

Global Listed Private Equity ETF	72,031,492	70,216,418

Golden Dragon China ETF	56,430,179	56,759,380

MSCI Sustainable Future ETF	125,522,332	132,860,529

Raymond James SB-1 Equity ETF	126,238,748	125,366,534

S&P 500 BuyWrite ETF	42,773,309	45,847,903

S&P 500® Quality ETF	2,544,748,157	2,495,087,693

S&P Spin-Off ETF	59,619,547	59,385,028

Water Resources ETF	544,321,772	540,729,119

WilderHill Clean Energy ETF	520,158,810	519,795,385

89

    For the fiscal year ended April 30, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

Aerospace & Defense ETF	$735,585,872	$470,570,931

DWA Momentum ETF	60,574,305	273,558,779

Global Listed Private Equity ETF	121,223,288	126,914,465

Golden Dragon China ETF	76,895,018	102,528,293

MSCI Sustainable Future ETF	14,508,824	62,060,582

Raymond James SB-1 Equity ETF	16,525,292	16,408,593

S&P 500 BuyWrite ETF	31,505,794	72,424,548

S&P 500® Quality ETF	2,534,022,912	1,587,181,976

S&P Spin-Off ETF	5,551,516	16,259,994

Water Resources ETF	233,723,458	270,813,507

WilderHill Clean Energy ETF	1,113,064,994	1,196,056,502

    Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

    As of April 30, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

Aerospace & Defense ETF	$193,106,834	$(104,874,557)	$88,232,277	$1,908,314,052

DWA Momentum ETF	120,330,468	(17,193,333)	103,137,135	986,244,137

Global Listed Private Equity ETF	3,824,204	(47,852,195)	(44,027,991)	268,954,066

Golden Dragon China ETF	11,631,713	(119,250,918)	(107,619,205)	359,734,069

MSCI Sustainable Future ETF	19,943,950	(105,729,250)	(85,785,300)	428,844,535

Raymond James SB-1 Equity ETF	19,708,854	(19,320,626)	388,228	157,317,066

S&P 500 BuyWrite ETF	13,365,648	(13,365,648)	-	93,368,291

S&P 500® Quality ETF	576,026,035	(177,277,876)	398,748,159	4,633,019,467

S&P Spin-Off ETF	8,793,950	(5,544,502)	3,249,448	58,006,199

Water Resources ETF	260,306,350	(31,626,407)	228,679,943	1,621,343,774

WilderHill Clean Energy ETF	20,313,576	(690,654,942)	(670,341,366)	1,490,839,189

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, passive foreign investment companies, partnerships and fair fund distributions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Aerospace & Defense ETF	$194,953	$(88,982,166)	$88,787,213

DWA Momentum ETF	-	(12,414,559)	12,414,559

Global Listed Private Equity ETF	3,525,396	(8,099,215)	4,573,819

Golden Dragon China ETF	(257,942)	(2,706,676)	2,964,618

MSCI Sustainable Future ETF	321,038	(13,210,991)	12,889,953

Raymond James SB-1 Equity ETF	187,696	(3,629,539)	3,441,843

S&P 500 BuyWrite ETF	10,637	(10,332)	(305)

S&P 500® Quality ETF	-	(159,031,588)	159,031,588

S&P Spin-Off ETF	-	(3,010,812)	3,010,812

Water Resources ETF	-	(100,750,046)	100,750,046

WilderHill Clean Energy ETF	1,193,563	184,791,354	(185,984,917)

90

NOTE 10–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF. The Interested Trustee does not receive any Trustees’ fees.

    The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 11–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

    To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

    Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.     Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Aerospace & Defense ETF, Invesco DWA Momentum ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco Raymond James SB-1 Equity ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Quality ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF and Invesco WilderHill Clean Energy ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of Invesco Aerospace & Defense ETF, Invesco DWA Momentum ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco Raymond James SB-1 Equity ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Quality ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF and Invesco WilderHill Clean Energy ETF (eleven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 26, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

92

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Invesco Raymond James SB-1 Equity ETF and Invesco S&P 500 BuyWrite ETF), you incur advisory fees and other Fund expenses. As a shareholder of Invesco Raymond James SB-1 Equity ETF or Invesco S&P 500 BuyWrite ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of an Interested Trustee, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

In addition to the fees and expenses which the Invesco Global Listed Private Equity ETF and Invesco Raymond James SB-1 Equity ETF (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Aerospace & Defense ETF (PPA)

Actual	$1,000.00	$1,060.50	0.58%	$2.96

Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.58	2.91
Invesco DWA Momentum ETF (PDP)
Actual	1,000.00	1,011.90	0.63	3.14
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

93

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Global Listed Private Equity ETF (PSP)

Actual	$1,000.00	$1,139.90	0.69%	$3.66

Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.69	3.46

Invesco Golden Dragon China ETF (PGJ)

Actual	1,000.00	1,414.20	0.74	4.43

Hypothetical (5% return before expenses)	1,000.00	1,021.12	0.74	3.71

Invesco MSCI Sustainable Future ETF (ERTH)

Actual	1,000.00	979.80	0.64	3.14

Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.64	3.21

Invesco Raymond James SB-1 Equity ETF (RYJ)

Actual	1,000.00	1,005.50	0.75	3.73

Hypothetical (5% return before expenses)	1,000.00	1,021.08	0.75	3.76

Invesco S&P 500 BuyWrite ETF (PBP)

Actual	1,000.00	1,075.20	0.49	2.52

Hypothetical (5% return before expenses)	1,000.00	1,022.36	0.49	2.46

Invesco S&P 500® Quality ETF (SPHQ)

Actual	1,000.00	1,117.90	0.15	0.79

Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.15	0.75

Invesco S&P Spin-Off ETF (CSD)

Actual	1,000.00	1,050.80	0.65	3.31

Hypothetical (5% return before expenses)	1,000.00	1,021.57	0.65	3.26

Invesco Water Resources ETF (PHO)

Actual	1,000.00	1,048.00	0.60	3.05

Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01

Invesco WilderHill Clean Energy ETF (PBW)

Actual	1,000.00	787.90	0.69	3.06

Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.69	3.46

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

94

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco Aerospace & Defense ETF	0%	100%	100%	0%	0%
Invesco DWA Momentum ETF	0%	100%	100%	0%	0%
Invesco Global Listed Private Equity ETF	0%	30%	13%	0%	0%
Invesco Golden Dragon China ETF	0%	42%	0%	0%	0%
Invesco MSCI Sustainable Future ETF	12%	41%	5%	0%	0%
Invesco Raymond James SB-1 Equity ETF	11%	89%	86%	0%	0%
Invesco S&P 500 BuyWrite ETF	0%	0%	0%	0%	0%
Invesco S&P 500® Quality ETF	0%	100%	100%	0%	0%
Invesco S&P Spin-Off ETF	0%	100%	100%	0%	0%
Invesco Water Resources ETF	0%	100%	100%	0%	0%
Invesco WilderHill Clean Energy ETF	0%	5%	1%	0%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

95

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	216	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	216	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

96

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	216	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

97

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	216	Trustee Emerita (2017-Present), Trustee (2000-2017) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

98

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	216	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	216	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

99

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	216	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

100

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	216	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	216	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

101

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

102

Trustees and Officers–(continued)

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	216	None

*	These are the dates the Interested Trustee began serving the Trust in her current positions. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

103

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

104

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

105

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

106

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Raymond James SB-1 Equity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Communication Services ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

107

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	N/A	X
Invesco S&P 500® Equal Weight Communication Services ETF			X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF			X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF			X
Invesco S&P 500® Equal Weight Health Care ETF			X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF			X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF		X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF			X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF			X
Invesco S&P MidCap 400® Pure Value ETF		X	X
Invesco S&P SmallCap 600® Pure Growth ETF			X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that

108

Approval of Investment Advisory Contracts–(continued)

the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco S&P 500® Equal Weight ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

109

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco MSCI Sustainable Future ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration

110

Approval of Investment Advisory Contracts–(continued)

statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2025, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF,

111

Approval of Investment Advisory Contracts–(continued)

Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF	X		X
Invesco DWA Consumer Cyclicals Momentum ETF	X		X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF	X		X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF	X		X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF			X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X

112

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF			X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		X	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X

113

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF			X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF			X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		X	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF’s, Invesco Dynamic Oil & Gas ETF’s, Invesco S&P Spin-Off ETF’s, Invesco Global Listed Private Equity ETF’s, Invesco Zacks Mid-Cap ETF’s and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco FTSE RAFI US 1000 ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

114

Approval of Investment Advisory Contracts–(continued)

Based on all of the information provided, the Board determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

115

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-4	invesco.com/ETFs

Invesco Annual Report to Shareholders April 30, 2023
PWB	Invesco Dynamic Large Cap Growth ETF
PWV	Invesco Dynamic Large Cap Value ETF
EQWL	Invesco S&P 100 Equal Weight ETF
SPGP	Invesco S&P 500 GARP ETF
SPVM	Invesco S&P 500 Value with Momentum ETF

XMMO	Invesco S&P MidCap Momentum ETF

XMHQ	Invesco S&P MidCap Quality ETF

XMVM	Invesco S&P MidCap Value with Momentum ETF

XSMO	Invesco S&P SmallCap Momentum ETF

XSVM	Invesco S&P SmallCap Value with Momentum ETF

CZA	Invesco Zacks Mid-Cap ETF

CVY	Invesco Zacks Multi-Asset Income ETF

2

The Market Environment

Domestic Equity

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of the second quarter of 2022 amid substantial inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the Consumer Price Index (CPI) rose 8.6% for the 12 months ended May 2022.1 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.2 To tame inflation, the US Federal Reserve (the Fed) raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which represented the largest series of increases in nearly 30 years.3 US equity markets rose in July and August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming, which sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data showed inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target benchmark federal funds rate by 0.75% in November and by 0.50% in December.3

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the likelihood of a recession and the risk of a deeper recession than initially anticipated. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread to other sectors sent investors to safe haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the benchmark federal funds rate by just 0.25% in February and March 2023, a slower pace than in 2022.3 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil. Markets stabilized in April due to milder inflation data and better-than-expected corporate earnings. For the 12 months ending

March 31, 2023, the CPI came in at 5%, the smallest 12-month increase since the period ending May 2021.1 The March month-over-month CPI rose by 0.1%, a decline from an increase of 0.4% in February.1 The labor market remained tight and the unemployment rate held at a historically low 3.5%.2 As corporate earnings season got underway, a number of companies, including some big tech names provided optimistic future guidance.

In this environment, US stocks for the fiscal year ended April 30, 2023, had returns of 2.66%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Labor Statistics
[2]	Source: Bloomberg LP
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

3

PWB	Management’s Discussion of Fund Performance
Invesco Dynamic Large Cap Growth ETF (PWB)

As an index fund, the Invesco Dynamic Large Cap Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Growth Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of large-capitalization U.S. growth stocks that the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest (by market capitalization) and most liquid U.S. stocks traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market for investment potential using a proprietary Index Provider Intellidex model. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 3.18%. On a net asset value (“NAV”) basis, the Fund returned 3.27%. During the same time period, the Index returned 3.86%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Russell 1000® Growth Index returned 2.34%.

For the fiscal year ended April 30, 2023, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the communication services and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Eli Lilly and Co., a health care company (portfolio average weight of 3.58%), and MercadoLibre, Inc., a consumer discretionary company (portfolio average weight of 0.63%). Positions that detracted most significantly from the Fund’s return during this period included Halliburton Co., an energy company (portfolio average weight of 0.86%), and NextEra Energy, Inc., a utilities company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Information Technology	33.77
Financials	13.54
Consumer Discretionary	11.84
Health Care	11.11
Industrials	10.79
Energy	7.27
Consumer Staples	6.22
Communication Services	4.44
Materials	1.04
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Salesforce, Inc.	3.90
Microsoft Corp.	3.87
Eli Lilly and Co.	3.84
Apple, Inc.	3.63
Oracle Corp.	3.49
Adobe, Inc.	3.46
Broadcom, Inc.	3.42
Mastercard, Inc., Class A	3.39
Exxon Mobil Corp.	3.38
Visa, Inc., Class A	3.35
Total	35.73

*	Excluding money market fund holdings.

4

Invesco Dynamic Large Cap Growth ETF (PWB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Large Cap Growth Intellidex® Index	3.86%	11.08%	37.08%	9.72%	59.04%	13.16%	244.27%	9.79%	445.45%
Russell 1000® Growth Index	2.34	13.62	46.66	13.80	90.89	14.46	286.08	10.93	558.15
Fund
NAV Return	3.27	10.46	34.77	9.10	54.59	12.49	224.55	9.11	386.77
Market Price Return	3.18	10.43	34.67	9.07	54.32	12.50	224.59	9.09	385.65

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

PWV	Management’s Discussion of Fund Performance
Invesco Dynamic Large Cap Value ETF (PWV)

As an index fund, the Invesco Dynamic Large Cap Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Value Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of large-capitalization U.S. value stocks that the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest (by market capitalization) and most liquid U.S. stocks traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market for investment potential using a proprietary Index Provider Intellidex model. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 0.52%. On a net asset value (“NAV”) basis, the Fund returned 0.53%. During the same time period, the Index returned 1.14%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Russell 1000® Value Index returned 1.21%.

For the fiscal year ended April 30, 2023, the energy sector contributed most significantly to the Fund’s return followed by the health care and financials sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the utilities and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included JPMorgan Chase & Co., a financials company (portfolio average weight of 3.31%), and Marathon Petroleum Corp., an energy company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Meta Platforms, Inc., Class A, a communication services company (no longer held at fiscal year-end), and Pfizer, Inc., a health care company (portfolio average weight of 3.30%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Health Care	31.94
Financials	23.21
Consumer Staples	13.10
Information Technology	7.64
Energy	7.22
Industrials	6.34
Consumer Discretionary	4.64
Utilities	3.05
Materials	2.84
Other Assets Less Liabilities	0.02

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2023
Security
Abbott Laboratories	3.64
Merck & Co., Inc.	3.61
Johnson & Johnson	3.54
Walmart, Inc.	3.50
Home Depot, Inc. (The)	3.47
United Parcel Service, Inc., Class B	3.44
Philip Morris International, Inc.	3.41
AbbVie, Inc.	3.40
JPMorgan Chase & Co.	3.38
Cisco Systems, Inc.	3.25
Total	34.64

6

Invesco Dynamic Large Cap Value ETF (PWV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Large Cap Value Intellidex® Index	1.14%	14.67%	50.79%	8.06%	47.37%	9.22%	141.60%	9.39%	410.21%
Russell 1000® Value Index	1.21	14.38	49.64	7.75	45.23	9.13	139.51	7.31	259.95
Fund
NAV Return	0.53	13.97	48.03	7.48	43.42	8.60	128.09	8.70	355.23
Market Price Return	0.52	13.92	47.84	7.46	43.28	8.59	127.96	8.70	354.52

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

EQWL	Management’s Discussion of Fund Performance
Invesco S&P 100 Equal Weight ETF (EQWL)

As an index fund, the Invesco S&P 100 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 100® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is an equal- weighted version of the S&P 100® Index. Unlike the S&P 100® Index, which employs a market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 4.95%. On a net asset value (“NAV”) basis, the Fund returned 4.75%. During the same time period, the Index returned 5.02%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 100® Index (the “Benchmark Index”) returned 3.52%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weight methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2023. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection within the consumer discretionary and communication services sectors.

For the fiscal year ended April 30, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and communication services sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the utilities and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Netflix, Inc., a communication services company (portfolio average weight of 1.04%), and General Electric Co., an industrials company (portfolio average weight of 1.05%). Positions that detracted most significantly from the Fund’s return during this period included Tesla, Inc., a consumer discretionary company (portfolio average weight of 0.95%), and Target Corp., a consumer staples company (portfolio average weight of 1.00%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Financials	16.95
Information Technology	14.51
Health Care	14.06
Consumer Staples	12.24
Industrials	11.61
Consumer Discretionary	9.98
Communication Services	9.55
Utilities	4.08
Sector Types Each Less Than 3%	6.93
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Meta Platforms, Inc., Class A	1.27
Eli Lilly and Co.	1.19
Microsoft Corp.	1.17
NVIDIA Corp.	1.15
Medtronic PLC	1.12
Mondelez International, Inc., Class A	1.12
Comcast Corp., Class A	1.11
Amazon.com, Inc.	1.10
Adobe, Inc.	1.09
Starbucks Corp.	1.09
Total	11.41

*	Excluding money market fund holdings.

8

Invesco S&P 100 Equal Weight ETF (EQWL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 100® Equal Weight Index	5.02%	16.33%	57.44%	11.17%	69.79%	12.30%	218.90%	9.65%	353.61%
S&P 100® Index	3.52	14.46	49.94	12.50	80.22	12.53	225.67	9.15	320.75
Fund
NAV Return	4.75	16.05	56.30	10.90	67.77	11.98	210.09	9.20	323.84
Market Price Return	4.95	16.10	56.49	10.89	67.67	11.98	210.01	9.19	323.53

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.35% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 100® Equal Weight Index is comprised of the performance of the Dynamic Large Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through June 15, 2011, followed by the performance of the RAFI® Fundamental Large Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell Top 200® Equal Weight Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

SPGP	Management’s Discussion of Fund Performance
Invesco S&P 500 GARP ETF (SPGP)

As an index fund, the Invesco S&P 500 GARP ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® GARP Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 75 growth stocks in the S&P 500® Index that exhibit quality characteristics and have attractive valuation.

In selecting constituent securities for the Index, the Index Provider first identifies stocks that exhibit growth characteristics by calculating the growth score for each stock in the S&P 500® Index. A stock’s growth score is the average of its: (i) three-year earnings per share (“EPS”) growth, calculated as a company’s three-year EPS compound annual growth rate and (ii) three-year sales per share (“SPS”) growth, calculated as a company’s three-year SPS compound annual growth rate. After adjusting for outliers, the stocks are ranked by growth score and the top 150 stocks remain eligible for inclusion in the Index.

The Index Provider then calculates a quality/value (“QV”) composite score for each of the remaining 150 stocks. A stock’s QV composite score is the average of its: (i) financial leverage ratio, calculated as a company’s latest total debt divided by its book value; (ii) return on equity, calculated as a company’s trailing 12-month EPS divided by its latest book value per share; and (iii) earnings-to-price ratio, calculated as a company’s trailing 12-month EPS divided by its price. In accordance with the Index methodology, the stocks are ranked by QV composite score and the top 75 stocks are included in the Index.

The Underlying Index components are weighted by growth score and no security will have a weight below 0.05% or above 5%. Additionally, each sector will be subject to a maximum weight of 40%. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 1.95%. On a net asset value (“NAV”) basis, the Fund returned 1.96%. During the same time period, the Index returned 2.27%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 2.66%.

For the fiscal year ended April 30, 2023, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the communication services and information technology sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the materials and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Meta Platforms, Inc., Class A, an communication services company (portfolio average weight of 1.74%), and D.R. Horton, Inc., a consumer discretionary company (portfolio average weight of 1.80%). Positions that detracted most significantly from the Fund’s return during this period included SVB Financial Group, a financials company (no longer held at fiscal year-end), and Signature Bank, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Health Care	26.85
Information Technology	19.06
Financials	13.93
Consumer Discretionary	10.57
Industrials	9.19
Communication Services	5.33
Materials	4.39
Energy	3.58
Consumer Staples	3.52
Sector Types Each Less Than 3%	3.55
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Meta Platforms, Inc., Class A	3.46
NRG Energy, Inc.	2.44
D.R. Horton, Inc.	2.35
West Pharmaceutical Services, Inc.	2.17
Hologic, Inc.	2.07
Regeneron Pharmaceuticals, Inc.	1.94
Lam Research Corp.	1.89
Arch Capital Group Ltd.	1.88
Alphabet, Inc., Class C	1.87
Qorvo, Inc.	1.86
Total	21.93

*	Excluding money market fund holdings.

10

Invesco S&P 500 GARP ETF (SPGP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 500® GARP Index	2.27%	20.46%	74.81%	14.09%	93.33%	14.93%	302.12%	15.07%	429.28%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	12.74	315.16
Fund
NAV Return	1.96	20.05	73.01	13.71	90.08	14.51	287.64	14.65	406.74
Market Price Return	1.95	20.01	72.86	13.69	89.90	14.52	287.88	14.66	407.19

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.33%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® GARP Index performance is comprised of the performance of the RAFI® Fundamental Large Growth Index from Fund inception through May 22, 2015, followed by the performance of the Russell Top 200® Pure Growth Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

11

SPVM	Management’s Discussion of Fund Performance
Invesco S&P 500 Value with Momentum ETF (SPVM)

As an index fund, Invesco S&P 500 Value with Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® High Momentum Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 100 stocks in the S&P 500® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its company’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

After ranking the constituent securities by value score, the Index Provider selects the 200 highest-ranking securities and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. After ranking the remaining constituent universe by momentum score, the 100 highest-ranking securities are included in the Index and weighted by value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (3.80)%. On a net asset value (“NAV”) basis, the Fund returned (3.87)%. During the same time period, the Index returned (3.57)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Parent Index returned 2.66%.

For the fiscal year ended April 30, 2023, the utilities sector contributed most significantly to the Fund’s return, followed by the energy and industrials sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the materials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Marathon Petroleum Corp, an energy company (portfolio average weight of 2.23%), and Everest Re Group Ltd., a financials company (portfolio average weight of 1.44%). Positions that detracted most significantly from the Fund’s return during this period included Lincoln National Corp., a financials company (no longer held at fiscal year-end), and Mosaic Co. (The), a materials company (portfolio average weight of 1.45%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Energy	20.01
Financials	19.65
Utilities	16.29
Health Care	9.74
Consumer Staples	8.63
Materials	6.58
Industrials	6.38
Consumer Discretionary	3.85
Communication Services	3.34
Information Technology	3.33
Real Estate	2.21
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Marathon Petroleum Corp.	2.36
NRG Energy, Inc.	2.28
Phillips 66	2.15
Ford Motor Co.	2.09
Valero Energy Corp.	2.01
LyondellBasell Industries N.V., Class A	1.98
Hewlett Packard Enterprise Co.	1.76
American International Group, Inc.	1.61
AT&T, Inc.	1.60
HP, Inc.	1.57
Total	19.41

*	Excluding money market fund holdings.

12

Invesco S&P 500 Value with Momentum ETF (SPVM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 500® High Momentum Value Index	(3.57)%	17.73%	63.17%	7.68%	44.78%	9.59%	149.94%	10.71%	234.83%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	12.74	315.16
Fund
NAV Return	(3.87)	17.29	61.34	7.28	42.11	9.19	140.82	10.30	220.13
Market Price Return	(3.80)	17.20	60.97	7.26	41.97	9.18	140.71	10.31	220.48

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.48% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® High Momentum Value Index performance is comprised of the performance of the RAFI® Fundamental Large Value Index from Fund inception through May 22, 2015, followed by the performance of the Russell Top 200® Pure Value Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

13

XMMO	Management’s Discussion of Fund Performance
Invesco S&P MidCap Momentum ETF (XMMO)

As an index fund, Invesco S&P MidCap Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P MidCap 400® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. Approximately 80 of the securities with the highest momentum score are included in the Index. The Index uses a modified market capitalization-weighted strategy and weights securities by multiplying each security’s market capitalization and momentum score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (7.01)%. On a net asset value (“NAV”) basis, the Fund returned (6.97)%. During the same time period, the Index returned (6.65)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Parent Index returned 1.33%.

For the fiscal year ended April 30, 2023, the communication services sector contributed most significantly to the Fund’s return, followed by the consumer staples and financials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the real estate and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Reliance Steel & Aluminum Co., a materials company (portfolio average weight 1.71%) and Builders FirstSource, Inc., an industrials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Alcoa Corp., a materials company (no longer held at fiscal year-end), and Avis Budget Group, Inc., an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Industrials	26.03
Financials	13.64
Health Care	12.10
Materials	11.08
Consumer Discretionary	8.94
Energy	7.93
Consumer Staples	6.26
Information Technology	6.15
Communication Services	4.92
Sector Types Each Less Than 3%	2.91
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Reliance Steel & Aluminum Co.	3.90
Unum Group	2.54
Hubbell, Inc.	2.49
Lincoln Electric Holdings, Inc.	2.35
Iridium Communications, Inc.	2.35
Axon Enterprise, Inc.	2.33
AECOM	2.17
Neurocrine Biosciences, Inc.	2.16
Reinsurance Group of America, Inc.	2.04
Deckers Outdoor Corp.	1.94
Total	24.27

*	Excluding money market fund holdings.

14

Invesco S&P MidCap Momentum ETF (XMMO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P MidCap 400® Momentum Index	(6.65)%	12.98%	44.20%	11.75%	74.30%	12.42%	222.46%	10.41%	504.30%
S&P MidCap 400® Index	1.33	16.52	58.18	7.56	43.96	9.64	151.10	9.11	386.85
Fund
NAV Return	(6.97)	12.58	42.68	11.36	71.27	12.02	211.12	9.88	453.23
Market Price Return	(7.01)	12.50	42.38	11.31	70.88	12.03	211.31	9.87	452.44

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.33%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Momentum Index is comprised of the performance of the Dynamic Mid Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through June 15, 2011, followed by the performance of the RAFI® Fundamental Mid Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell Midcap Pure Growth Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

15

XMHQ	Management’s Discussion of Fund Performance
Invesco S&P MidCap Quality ETF (XMHQ)

As an index fund, Invesco S&P MidCap Quality ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) first calculates the quality score of each security in the S&P MidCap 400® Index (the “Parent Index”). Each component stock’s quality score is based on a composite of the following three fundamental measures: (1) return-on-equity (calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share); (2) accruals ratio (computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years); and (3) financial leverage ratio (calculated as the company’s latest total debt divided by the company’s book value). Based on this criteria, the Index Provider selects the 80 stocks from the Parent Index with the highest quality score for inclusion in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 7.11%. On a net asset value (“NAV”) basis, the Fund returned 7.33%. During the same time period, the Index returned 7.56%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Parent Index returned 1.33%.

For the fiscal year ended April 30, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the health care and financials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the information technology and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Axon Enterprise, Inc., an industrials company (portfolio average weight of 1.93%), and Steel Dynamics Inc., a materials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Cognex Corp., an information technology company (no longer held at fiscal year-end), and Antero Resources Corp., an energy company (portfolio average weight of 0.62%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Industrials	27.42
Consumer Discretionary	19.66
Health Care	11.56
Information Technology	11.18
Financials	9.83
Materials	9.09
Energy	8.76
Sector Types Each Less Than 3%	2.43
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Manhattan Associates, Inc.	3.20
Axon Enterprise, Inc.	2.96
Hubbell, Inc.	2.72
Williams-Sonoma, Inc.	2.65
Graco, Inc.	2.38
Shockwave Medical, Inc.	2.24
Deckers Outdoor Corp.	2.13
Lattice Semiconductor Corp.	2.08
Toro Co. (The)	2.06
Lincoln Electric Holdings, Inc.	1.97
Total	24.39

*	Excluding money market fund holdings.

16

Invesco S&P MidCap Quality ETF (XMHQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P MidCap 400® Quality Index	7.56%	18.05%	64.52%	11.18%	69.90%	11.10%	186.52%	8.48%	280.52%
S&P MidCap 400® Index	1.33	16.52	58.18	7.56	43.96	9.64	151.10	8.74	295.79
Fund
NAV Return	7.33	17.75	63.27	10.92	67.91	10.81	179.23	8.05	256.33
Market Price Return	7.11	17.61	62.67	10.91	67.83	10.82	179.38	8.05	256.43

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2025. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.31% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Quality Index is comprised of the performance of the Dynamic Mid Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through June 15, 2011, followed by the performance of the RAFI® Fundamental Mid Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell Midcap Equal Weight Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

17

XMVM	Management’s Discussion of Fund Performance
Invesco S&P MidCap Value with Momentum ETF (XMVM)

As an index fund, Invesco S&P MidCap Value with Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® High Momentum Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 80 stocks in the S&P MidCap 400® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its company’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by averaging each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

The Index Provider selects the 160 securities with the highest- ranking value scores and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. The Index Provider then ranks the 160 remaining securities by momentum score and selects the 80 highest-ranking securities for inclusion in the Index. The component securities are weighted by value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (2.97)%. On a net asset value (“NAV”) basis, the Fund returned (2.78)%. During the same time period, the Index returned (2.50)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Parent Index returned 1.33%.

For the fiscal year ended April 30, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer staples sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the financials and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Builders FirstSource, Inc., an industrials company (portfolio average weight of 1.73%), and First Solar, Inc., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Kohl’s Corp., a consumer discretionary company (no longer held at fiscal year-end), and United States Steel Corp., a materials company (portfolio average weight of 2.82%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Financials	28.58
Materials	15.35
Industrials	11.96
Energy	11.71
Consumer Discretionary	10.89
Information Technology	9.26
Consumer Staples	4.85
Utilities	3.55
Sector Types Each Less Than 3%	3.78
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
PBF Energy, Inc., Class A	3.09
Builders FirstSource, Inc.	3.00
Arrow Electronics, Inc.	2.84
United States Steel Corp.	2.68
Avnet, Inc.	2.58
AutoNation, Inc.	2.35
Brighthouse Financial, Inc.	2.23
Navient Corp.	2.15
HF Sinclair Corp.	1.90
Unum Group	1.87
Total	24.69

*	Excluding money market fund holdings.

18

Invesco S&P MidCap Value with Momentum ETF (XMVM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P MidCap 400® High Momentum Value Index	(2.50)%	20.56%	75.21%	9.21%	55.36%	9.87%	156.24%	8.34%	328.60%
S&P MidCap 400® Index	1.33	16.52	58.18	7.56	43.96	9.64	151.10	9.11	386.85
Fund
NAV Return	(2.78)	20.10	73.24	8.85	52.84	9.49	147.54	7.80	291.17
Market Price Return	(2.97)	19.95	72.59	8.82	52.62	9.47	147.20	7.79	290.19

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® High Momentum Value Index is comprised of the performance of the Dynamic Mid Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Value Index for the period June 15, 2011 through May 22, 2015, followed by the performance of the Russell MidCap® Pure Value Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

19

XSMO	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Momentum ETF (XSMO)

As an index fund, Invesco S&P SmallCap Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P SmallCap 600® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. Approximately 120 of the securities with the highest momentum score are included in the Index. The Index uses a modified market capitalization-weighted strategy and weights securities by multiplying each security’s market capitalization and momentum score, subject to security and sector constraints. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (5.45)%. On a net asset value (“NAV”) basis, the Fund returned (5.38)%. During the same time period, the Index returned (5.02)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Parent Index returned (3.84)%.

For the fiscal year ended April 30, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer staples and materials sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the consumer real estate and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Comfort Systems USA, Inc., an industrials company (portfolio average weight 2.04%) and Axcelis Technologies, Inc., an information technology company (portfolio average weight 1.36%). Positions that detracted most significantly from the Fund’s return during this period included SM Energy Co., an energy company (no longer held at fiscal year-end), and CVB Financial Corp., a financials company (portfolio average weight 1.35%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Industrials	24.64
Information Technology	13.73
Health Care	12.05
Energy	11.91
Materials	10.78
Consumer Staples	9.91
Consumer Discretionary	7.56
Financials	7.40
Sector Types Each Less Than 3%	2.02
Money Market Funds Plus Other Assets Less Liabilities	(0.00)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
ATI, Inc.	3.63
elf Beauty, Inc.	3.41
Applied Industrial Technologies, Inc.	2.86
Rambus, Inc.	2.80
Comfort Systems USA, Inc.	2.45
Academy Sports & Outdoors, Inc.	2.12
Ensign Group, Inc. (The)	2.12
Sanmina Corp.	1.95
Axcelis Technologies, Inc.	1.91
Merit Medical Systems, Inc.	1.88
Total	25.13

*	Excluding money market fund holdings.

20

Invesco S&P SmallCap Momentum ETF (XSMO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P SmallCap 600® Momentum Index	(5.02)%	12.74%	43.29%	7.40%	42.92%	9.66	151.44%	7.17%	251.92%
S&P SmallCap 600® Index	(3.84)	15.86	55.54	5.48	30.59	9.59	149.79	8.46	336.61
Fund
NAV Return	(5.38)	12.27	41.51	7.06	40.64	9.39	145.33	6.71	225.36
Market Price Return	(5.45)	12.14	41.01	7.00	40.23	9.39	145.29	6.69	224.36

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.37%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P SmallCap 600® Momentum Index is comprised of the performance of the Dynamic Small Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through June 15, 2011, followed by the performance of the RAFI® Fundamental Small Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell 2000® Pure Growth Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

21

XSVM	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Value with Momentum ETF (XSVM)

As an index fund, Invesco S&P SmallCap Value with Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® High Momentum Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 120 stocks in the S&P SmallCap 600® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its issuer’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by averaging each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

The Index Provider selects the 240 securities with the highest- ranking value scores and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. The Index Provider then ranks the 240 securities by momentum score and selects the 120 highest-ranking securities for inclusion in the Index. The component securities are weighted by value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (10.47)%. On a net asset value (“NAV”) basis, the Fund returned (10.46)%. During the same time period, the Index returned (10.06)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Parent Index returned (3.84)%.

For the fiscal year ended April 30, 2023, the industrials sector contributed most significantly to the Fund’s return, followed by the energy sector. The financials sector detracted most significantly from the Fund’s return, followed by the materials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Atlas Air Worldwide Holdings, Inc., an industrials company (no longer held at fiscal year-end), and Cross Country Healthcare, Inc., a health care company (portfolio average weight of 1.22%). Positions that detracted most significantly from the Fund’s return during this period included Conn’s, Inc., a consumer discretionary company (no longer held at fiscal year-end), and Rayonier Advanced Materials, Inc., a materials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Industrials	23.09
Consumer Discretionary	18.08
Financials	17.66
Energy	12.34
Materials	11.47
Information Technology	6.95
Consumer Staples	5.55
Sector Types Each Less Than 3%	4.89
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Olympic Steel, Inc.	2.64
Genworth Financial, Inc., Class A	1.99
Andersons, Inc. (The)	1.94
Kelly Services, Inc., Class A	1.90
Group 1 Automotive, Inc.	1.79
Green Brick Partners, Inc.	1.68
Telephone & Data Systems, Inc.	1.57
O-I Glass, Inc.	1.50
Par Pacific Holdings, Inc.	1.46
Mr. Cooper Group, Inc.	1.40
Total	17.87

*	Excluding money market fund holdings.

22

Invesco S&P SmallCap Value with Momentum ETF (XSVM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P SmallCap 600® High Momentum Value Index	(10.06)%	26.54%	102.62%	10.07%	61.56%	10.78%	178.38%	8.33%	327.72%
S&P SmallCap 600® Index	(3.84)	15.86	55.54	5.48	30.59	9.59	149.79	8.46	336.61
Fund
NAV Return	(10.46)	26.04	100.25	9.67	58.63	10.45	170.08	7.83	292.84
Market Price Return	(10.47)	26.09	100.47	9.64	58.43	10.45	170.30	7.82	292.29

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.36%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P SmallCap 600® High Momentum Value Index is comprised of the performance of the Dynamic Small Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Small Value Index for the period June 15, 2011 through May 22, 2015, followed by the performance of the Russell 2000® Pure Value Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2023.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

23

CZA	Management’s Discussion of Fund Performance
Invesco Zacks Mid-Cap ETF (CZA)

As an index fund, the Invesco Zacks Mid-Cap ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Zacks Mid-Cap Core Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Zacks Investment Research, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of 100 securities that the Index Provider selects from a universe of mid-capitalization securities including common stocks, master limited partnerships (“MLPs”), ADRs, real estate investment trusts (“REITS”) and business development companies (“BDCs”). The depositary receipts included in the Index may be sponsored or unsponsored. The Index Provider seeks to identify companies with potentially superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including their high long-term earnings growth rate, price earnings ratio and short interest.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned (2.20)%. On a net asset value (“NAV”) basis, the Fund returned (1.93)%. During the same time period, the Index returned (1.30)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned (1.69)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. mid-cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the consumer discretionary sector during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s securities selection in the financials and utilities sectors, respectively.

For the fiscal year ended April 30, 2023, the industrials sector was the primary sector that contributed to the Fund’s return, followed by consumer staples and health care sectors, respectively. The greatest detractor from the Fund’s performance was the financials sector, followed by the utilities sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included Coca-Cola Europacific Partners PLC, a consumer staples company (portfolio average weight of 1.11%), and Arch Capital Group Ltd., a financials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included First Republic Bank, a financials company (no longer held at fiscal year-end), and Lufax Holding Ltd. Sponsored ADR, Class A, a financials company (portfolio average weight of 0.57%).

24

Invesco Zacks Mid-Cap ETF (CZA) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Industrials	20.22
Financials	18.00
Utilities	13.04
Materials	12.79
Real Estate	12.01
Information Technology	9.11
Health Care	6.29
Consumer Staples	4.72
Consumer Discretionary	3.56
Communication Services	0.29
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Coca-Cola Europacific Partners PLC	2.33
Discover Financial Services	2.18
AvalonBay Communities, Inc.	2.13
Equity Residential	2.02
State Street Corp.	1.99
Willis Towers Watson PLC	1.97
FirstEnergy Corp.	1.93
Church & Dwight Co., Inc.	1.92
Ameren Corp.	1.92
Deutsche Bank AG	1.91
Total	20.30

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Zacks Mid-Cap Core Index	(1.30)%	16.99%	60.12%	8.18%	48.19%	10.41%	169.32%	9.94%	358.84%
Russell Midcap® Index	(1.69)	13.78	47.30	7.97	46.75	9.85	155.94	8.12	251.08
Fund
NAV Return	(1.93)	16.15	56.70	7.43	43.06	9.67	151.67	9.11	306.21
Market Price Return	(2.20)	16.09	56.43	7.41	42.95	9.67	151.72	9.11	306.21

25

Invesco Zacks Mid-Cap ETF (CZA) (continued)

Guggenheim Mid-Cap Core ETF (Predecessor Fund) Inception: April 2, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.74%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

26

CVY	Management’s Discussion of Fund Performance
Invesco Zacks Multi-Asset Income ETF (CVY)

As an index fund, the Invesco Zacks Multi-Asset Income ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Zacks Multi-Asset Income Index (the “Index”). The Fund will invest at least 90% of its total assets in the securities that comprise the Index, as well as American Depositary Receipts (“ADRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Zacks Investment Research, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of securities that the Index Provider selects from a universe of domestic and international companies listed on major U.S. exchanges. The Index Provider seeks to identify companies with potentially high income and superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including dividend yield and risk adjusted return. The securities comprising the Index include stocks of large, medium and small- sized companies and may include U.S. listed common stocks paying dividends, ADRs, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds and traditional preferred stocks.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2023, on a market price basis, the Fund returned 0.56%. On a net asset value (“NAV”) basis, the Fund returned 0.28%. During the same time period, the Index returned 0.06%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the Fund’s and Index’s removal of China Petroleum & Chemical Corporation Sponsored ADR (SNP), an energy company, which was delisted from the New York Stock Exchange on September 8, 2022. While the Index removed the security at a price of $0.00, the Fund was able to liquidate its positions at a higher value. The Fund also received income from the securities lending program in which the Fund participates. These benefits were partially offset by the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2023. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the information technology sector, along with its security selection in the financials sector.

For the fiscal year ended April 30, 2023, the energy sector contributed most significantly to the Fund’s return, followed by the consumer discretionary sector. The financials sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2023, included EQT Corp., an energy company (no longer held at fiscal year-end), and Dick’s Sporting Goods, Inc., a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Bancolombia S.A. Sponsored ADR Pfd., a financials company (no longer held at fiscal year-end), and PacWest Bancorp, a financials company (portfolio average weight of 0.55%).

27

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2023
Energy	26.76
Financials	26.61
Closed-End Funds	9.97
Real Estate	9.83
Materials	5.96
Consumer Staples	4.85
Consumer Discretionary	3.42
Health Care	3.12
Communication Services	3.04
Sector Types Each Less Than 3%	6.06
Money Market Funds Plus Other Assets Less Liabilities	0.38

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2023
Security
Black Stone Minerals L.P.	1.31
Alliance Resource Partners L.P.	1.31
Kroger Co. (The)	1.16
JPMorgan Chase & Co., Series EE, Pfd., 6.00%,	1.16
Wells Fargo & Co., Series Z, Pfd., 4.75%,	1.15
Canadian Natural Resources Ltd.	1.14
DoubleLine Income Solutions Fund	1.14
Bank of America Corp., Series L, Conv. Pfd., 7.25%,	1.13
Bank of America Corp., Series QQ, Pfd., 4.25%,	1.12
Exxon Mobil Corp.	1.12
Total	11.74

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2023

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Zacks Multi-Asset Income Index	0.06%	15.43%	53.81%	4.04%	21.88%	3.85%	45.97%	4.90%	121.50%
S&P 500® Index	2.66	14.52	50.19	11.45	71.93	12.20	216.22	9.36	341.76
Fund
NAV Return	0.28	15.09	52.43	3.59	19.31	3.31	38.53	4.18	97.26
Market Price Return	0.56	15.08	52.40	3.61	19.43	3.32	38.62	4.18	97.39

28

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

Guggenheim Multi-Asset Income ETF (Predecessor Fund) Inception: September 21, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.89%, including acquired fund fees and expenses of 0.16%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

29

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 24, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

30

Invesco Dynamic Large Cap Growth ETF (PWB)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Communication Services-4.44%
Netflix, Inc.(b)	24,370	$8,040,394
T-Mobile US, Inc.(b)	130,481	18,776,216

		26,816,610

Consumer Discretionary-11.84%
AutoZone, Inc.(b)	3,196	8,511,939
Hilton Worldwide Holdings, Inc.	57,089	8,221,957
Marriott International, Inc., Class A	48,190	8,160,494
MercadoLibre, Inc. (Brazil)(b)	7,481	9,556,903
NIKE,Inc.,Class B	158,483	20,082,966
O’Reilly Automotive, Inc.(b)	9,561	8,770,401
TJX Cos., Inc. (The)	104,353	8,225,103

		71,529,763

Consumer Staples-6.22%
Costco Wholesale Corp.	38,250	19,248,165
Hershey Co. (The)	34,144	9,323,361
Monster Beverage Corp.(b)	160,678	8,997,968

		37,569,494

Energy-7.27%
Exxon Mobil Corp.	172,637	20,429,863
Halliburton Co.	225,967	7,400,419
Occidental Petroleum Corp.(c)	137,500	8,460,375
Schlumberger N.V.	154,031	7,601,430

		43,892,087

Financials-13.54%
American Express Co.	47,412	7,649,452
Aon PLC, Class A	26,995	8,778,234
Arthur J. Gallagher & Co.	44,092	9,173,782
Mastercard, Inc., Class A	53,915	20,489,317
MSCI, Inc.	15,672	7,560,956
Progressive Corp. (The)	57,689	7,868,780
Visa, Inc., Class A(c)	86,991	20,245,415

		81,765,936

Health Care-11.11%
Agilent Technologies, Inc.	57,349	7,766,775
Eli Lilly and Co.	58,601	23,197,792
IDEXX Laboratories, Inc.(b)	17,203	8,466,628
Mettler-Toledo International, Inc.(b)	5,637	8,407,586
UnitedHealth Group, Inc.	39,063	19,222,512

		67,061,293

Industrials-10.79%
Automatic Data Processing, Inc.	36,609	8,053,980
Cintas Corp.	18,876	8,603,115
Deere & Co.	19,256	7,279,153
Old Dominion Freight Line, Inc.	24,002	7,690,001
Otis Worldwide Corp.	99,026	8,446,918
Rockwell Automation, Inc.	28,488	8,073,784

	Shares	Value
Industrials-(continued)
Trane Technologies PLC	45,719	$8,495,047
TransDigm Group, Inc.	11,157	8,535,105

		65,177,103

Information Technology-33.77%
Accenture PLC, Class A	71,305	19,986,078
Adobe, Inc.(b)	55,357	20,900,589
Apple, Inc.	129,257	21,932,328
Arista Networks, Inc.(b)	61,139	9,792,022
Broadcom, Inc.	33,003	20,676,380
Cadence Design Systems, Inc.(b)	42,693	8,942,049
Fortinet, Inc.(b)	137,752	8,685,264
Microchip Technology, Inc.	101,949	7,441,258
Microsoft Corp.	75,957	23,338,548
Motorola Solutions, Inc.	30,643	8,929,370
Oracle Corp.	222,645	21,088,934
Salesforce, Inc.(b)	118,750	23,556,437
Synopsys, Inc.(b)	23,342	8,667,351

		203,936,608

Materials-1.04%
Albemarle Corp.	33,994	6,304,527

Total Common Stocks & Other Equity Interests (Cost $563,407,019)		604,053,421

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $158,266)	158,266	158,266

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $563,565,285)		604,211,687

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.98%
Invesco Private Government Fund, 4.83%(d)(e)(f)	6,733,945	6,733,945
Invesco Private Prime Fund, 4.99%(d)(e)(f)	17,315,858	17,315,858

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $24,049,833)		24,049,803

TOTAL INVESTMENTS IN SECURITIES-104.03% (Cost $587,615,118)		628,261,490
OTHER ASSETS LESS LIABILITIES-(4.03)%		(24,320,956)

NET ASSETS-100.00%		$603,940,534

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Dynamic Large Cap Growth ETF (PWB)–(continued)

April 30, 2023

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$14,052	$7,684,606	$(7,540,392)	$-	$-	$158,266	$5,825
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	6,011,107	191,147,785	(190,424,947)	-	-	6,733,945	219,953	*
Invesco Private Prime Fund	14,017,490	400,149,040	(396,855,174)	(865)	5,367	17,315,858	597,682	*

Total	$20,042,649	$598,981,431	$(598,820,513)	$(865)	$5,367	$24,208,069	$823,460

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Dynamic Large Cap Value ETF (PWV)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Consumer Discretionary-4.64%
General Motors Co.	275,011	$9,086,363
Home Depot, Inc. (The)	89,507	26,900,434

		35,986,797

Consumer Staples-13.10%
Altria Group, Inc.	239,391	11,373,466
Archer-Daniels-Midland Co.	139,645	10,903,482
General Mills, Inc.	141,747	12,563,037
Mondelez International, Inc., Class A	170,626	13,090,427
Philip Morris International, Inc.	264,564	26,448,463
Walmart, Inc.	179,521	27,102,285

		101,481,160

Energy-7.22%
Devon Energy Corp.	214,382	11,454,430
Energy Transfer L.P.	892,221	11,491,806
Pioneer Natural Resources Co.	55,173	12,002,886
Valero Energy Corp.	85,550	9,810,019
Williams Cos., Inc. (The)	368,853	11,161,492

		55,920,633

Financials-23.21%
Aflac, Inc.	166,690	11,643,296
American International Group, Inc.	189,397	10,045,617
Bank of America Corp.	766,272	22,436,444
Bank of New York Mellon Corp. (The)	224,298	9,552,852
BlackRock, Inc.	16,302	10,941,902
Chubb Ltd.	54,400	10,964,864
JPMorgan Chase & Co.	189,442	26,188,462
MetLife, Inc.	159,197	9,763,552
Morgan Stanley	271,001	24,381,960
Prudential Financial, Inc.	115,302	10,031,274
Travelers Cos., Inc. (The)	61,305	11,104,788
Wells Fargo & Co.	572,073	22,739,902

		179,794,913

Health Care-31.94%
Abbott Laboratories	255,191	28,190,950
AbbVie, Inc.	174,023	26,298,356
AmerisourceBergen Corp.	70,657	11,789,120

	Shares	Value
Health Care-(continued)
Biogen, Inc.(b)	41,714	$12,690,650
Bristol-Myers Squibb Co.	371,391	24,797,777
Centene Corp.(b)	156,516	10,788,648
Cigna Group (The)	38,470	9,744,066
Elevance Health, Inc.	23,622	11,070,450
Gilead Sciences, Inc.	134,174	11,030,445
Johnson & Johnson	167,398	27,403,053
Merck & Co., Inc.	242,506	28,002,168
Moderna, Inc.(b)	70,650	9,388,679
Pfizer, Inc.	619,462	24,090,877
Regeneron Pharmaceuticals, Inc.(b)	15,193	12,181,595

		247,466,834

Industrials-6.34%
Northrop Grumman Corp.	23,983	11,062,638
PACCAR, Inc.	153,147	11,438,550
United Parcel Service, Inc., Class B	148,182	26,644,605

		49,145,793

Information Technology-7.64%
Applied Materials, Inc.	102,054	11,535,164
Cisco Systems, Inc.	532,322	25,152,215
International Business Machines Corp.	86,230	10,900,334
KLA Corp	29,980	11,588,469

		59,176,182

Materials-2.84%
Nucor Corp.	69,160	10,248,129
Southern Copper Corp. (Mexico)	152,801	11,739,701

		21,987,830

Utilities-3.05%
American Electric Power Co., Inc.	125,095	11,561,280
Consolidated Edison, Inc.	122,550	12,067,498

		23,628,778

TOTAL INVESTMENTS IN SECURITIES-99.98% (Cost $768,822,330)		774,588,920
OTHER ASSETS LESS LIABILITIES-0.02%		148,740

NET ASSETS-100.00%		$774,737,660

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$91,482	$27,862,583	$(27,954,065)	$-	$-	$-	$13,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco Dynamic Large Cap Value ETF (PWV)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$3,785,178	$129,391,487	$(133,176,665)	$-	$-	$-	$125,963	*
Invesco Private Prime Fund	8,832,210	311,010,768	(319,840,957)	(1,380)	(641)	-	349,062	*

Total	$12,708,870	$468,264,838	$(480,971,687)	$(1,380)	$(641)	$-	$488,716

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P 100 Equal Weight ETF (EQWL)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-9.55%
Alphabet, Inc., Class A(b)	12,145	$1,303,644
Alphabet, Inc., Class C(b)	10,569	1,143,777
AT&T, Inc.(c)	111,915	1,977,538
Charter Communications, Inc., Class A(b)(c)	6,281	2,315,805
Comcast Corp., Class A	58,421	2,416,877
Meta Platforms, Inc., Class A(b)	11,522	2,768,967
Netflix, Inc.(b)	7,072	2,333,265
T-Mobile US, Inc.(b)	14,844	2,136,052
Verizon Communications, Inc.	56,232	2,183,489
Walt Disney Co. (The)(b)	22,065	2,261,662

		20,841,076

Consumer Discretionary-9.98%
Amazon.com, Inc.(b)	22,730	2,396,878
Booking Holdings, Inc.(b)	831	2,232,324
Ford Motor Co.	170,444	2,024,875
General Motors Co.	56,484	1,866,231
Home Depot, Inc. (The)	7,204	2,165,090
Lowe’s Cos., Inc.	10,495	2,181,176
McDonald’s Corp.	7,907	2,338,495
NIKE,Inc.,ClassB	17,633	2,234,454
Starbucks Corp.	20,759	2,372,546
Tesla, Inc.(b)(c)	11,896	1,954,632

		21,766,701

Consumer Staples-12.24%
Altria Group, Inc.	44,265	2,103,030
Coca-Cola Co. (The)	34,848	2,235,499
Colgate-Palmolive Co.	28,903	2,306,460
Costco Wholesale Corp.	4,388	2,208,129
Kraft Heinz Co. (The)	54,351	2,134,364
Mondelez International, Inc., Class A	31,795	2,439,313
PepsiCo, Inc.	12,034	2,297,170
Philip Morris International, Inc.	20,987	2,098,070
Procter & Gamble Co. (The)	15,092	2,360,087
Target Corp.	13,036	2,056,429
Walgreens Boots Alliance, Inc.	62,021	2,186,240
Walmart, Inc.	15,118	2,282,365

		26,707,156

Energy-2.98%
Chevron Corp.	12,937	2,180,919
ConocoPhillips	19,877	2,045,145
Exxon Mobil Corp.	19,133	2,264,199

		6,490,263

Financials-16.95%
American Express Co.	12,451	2,008,844
American International Group, Inc.	38,802	2,058,058
Bank of America Corp.	68,141	1,995,169
Bank of New York Mellon Corp. (The)	43,577	1,855,944
Berkshire Hathaway, Inc., Class B(b)	6,818	2,240,054
BlackRock, Inc.	3,262	2,189,454
Capital One Financial Corp.	21,015	2,044,760
Charles Schwab Corp. (The)	35,146	1,836,027
Citigroup, Inc.	42,667	2,008,336
Goldman Sachs Group, Inc. (The)	6,309	2,166,763
JPMorgan Chase & Co.	15,448	2,135,532

	Shares	Value
Financials-(continued)
Mastercard, Inc., Class A	5,965	$2,266,879
MetLife, Inc.	33,046	2,026,711
Morgan Stanley	22,921	2,062,202
PayPal Holdings, Inc.(b)	28,068	2,133,168
U.S. Bancorp	50,762	1,740,121
Visa, Inc., Class A(c)	9,573	2,227,924
Wells Fargo & Co.	49,868	1,982,253

		36,978,199

Health Care-14.06%
Abbott Laboratories	21,283	2,351,133
AbbVie, Inc.	13,791	2,084,096
Amgen, Inc.	9,068	2,173,962
Bristol-Myers Squibb Co.	31,373	2,094,775
CVS Health Corp.	26,774	1,962,802
Danaher Corp.	8,600	2,037,426
Eli Lilly and Co.	6,566	2,599,217
Gilead Sciences, Inc.	25,962	2,134,336
Johnson & Johnson	13,599	2,226,156
Medtronic PLC	26,882	2,444,918
Merck & Co., Inc.	19,146	2,210,789
Pfizer, Inc.	52,362	2,036,358
Thermo Fisher Scientific, Inc.	3,809	2,113,614
UnitedHealth Group, Inc.	4,493	2,210,961

		30,680,543

Industrials-11.61%
3M Co.	19,844	2,107,829
Boeing Co. (The)(b)(c)	10,174	2,103,780
Caterpillar, Inc.	9,096	1,990,205
Emerson Electric Co.	25,122	2,091,658
FedEx Corp.	10,251	2,334,973
General Dynamics Corp.(c)	9,351	2,041,697
General Electric Co.(c)	22,675	2,244,145
Honeywell International, Inc.	10,694	2,137,089
Lockheed Martin Corp.	4,355	2,022,680
Raytheon Technologies Corp.	21,508	2,148,649
Union Pacific Corp.	10,521	2,058,960
United Parcel Service, Inc., Class B	11,361	2,042,821

		25,324,486

Information Technology-14.51%
Accenture PLC, Class A	8,188	2,295,015
Adobe, Inc.(b)	6,284	2,372,587
Advanced Micro Devices, Inc.(b)	24,946	2,229,424
Apple, Inc.	13,882	2,355,498
Broadcom, Inc.	3,367	2,109,425
Cisco Systems, Inc.	42,458	2,006,140
Intel Corp.	75,799	2,354,317
International Business Machines Corp.	16,513	2,087,408
Microsoft Corp.	8,300	2,550,258
NVIDIA Corp.	9,018	2,502,405
Oracle Corp.	24,557	2,326,039
QUALCOMM, Inc.	17,925	2,093,640
Salesforce, Inc.(b)	11,910	2,362,587
Texas Instruments, Inc.	12,064	2,017,101

		31,661,844

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P 100 Equal Weight ETF (EQWL)–(continued)

April 30, 2023

	Shares	Value
Materials-1.98%
Dow, Inc.	38,271	$2,081,942
Linde PLC	6,049	2,234,803

		4,316,745

Real Estate-1.97%
American Tower Corp.	10,787	2,204,755
Simon Property Group, Inc.	18,510	2,097,553

		4,302,308

Utilities-4.08%
Duke Energy Corp.	22,208	2,195,927
Exelon Corp.	51,318	2,177,936
NextEra Energy, Inc.(c)	28,252	2,164,951
Southern Co. (The)	32,235	2,370,884

		8,909,698

Total Common Stocks & Other Equity Interests (Cost $208,321,717)		217,979,019

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $17,471)	17,471	17,471

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $208,339,188)		217,996,490

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.79%
Invesco Private Government Fund, 4.83%(d)(e)(f)	4,144,515	$4,144,515
Invesco Private Prime Fund, 4.99%(d)(e)(f)	10,657,324	10,657,324

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,801,839)		14,801,839

TOTAL INVESTMENTS IN SECURITIES-106.71% (Cost $223,141,027)		232,798,329
OTHER ASSETS LESS LIABILITIES-(6.71)%		(14,630,121)

NET ASSETS-100.00%		$218,168,208

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$11,989	$3,941,236	$(3,935,754)	$-	$-	$17,471	$2,001
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	910,271	39,212,491	(35,978,247)	-	-	4,144,515	38,182	*
Invesco Private Prime Fund	2,122,133	74,935,124	(66,399,022)	(146)	(765)	10,657,324	105,742	*

Total	$3,044,393	$118,088,851	$(106,313,023)	$(146)	$(765)	$14,819,310	$145,925

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P 500 GARP ETF (SPGP)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Communication Services-5.33%
Alphabet, Inc., Class C(b)	495,477	$53,620,521
Meta Platforms, Inc., Class A(b)	412,945	99,238,942

		152,859,463

Consumer Discretionary-10.57%
D.R. Horton, Inc.	612,330	67,246,081
Garmin Ltd.	300,109	29,461,701
Lennar Corp., Class A	325,430	36,711,758
Pool Corp.(c)	136,022	47,787,249
PulteGroup, Inc.	721,754	48,465,781
Tractor Supply Co.(c)	175,861	41,925,262
Ulta Beauty, Inc.(b)	57,015	31,439,782

		303,037,614

Consumer Staples-3.52%
Monster Beverage Corp.(b)	594,408	33,286,848
Procter & Gamble Co. (The)	202,927	31,733,724
Target Corp.	226,686	35,759,717

		100,780,289

Energy-3.58%
APA Corp.	875,009	32,244,082
Coterra Energy, Inc.	1,239,648	31,734,989
Diamondback Energy, Inc.(c)	271,628	38,625,501

		102,604,572

Financials-13.93%
American International Group, Inc.	653,647	34,669,437
Arch Capital Group Ltd.(b)(c)	719,642	54,023,525
Assurant, Inc.	281,793	34,697,172
Capital One Financial Corp.	379,895	36,963,783
Chubb Ltd.	126,189	25,434,655
Discover Financial Services	393,976	40,764,697
Loews Corp.	515,801	29,694,663
Moody’s Corp.	99,232	31,071,524
Regions Financial Corp.(c)	1,305,283	23,834,468
Synchrony Financial	1,005,907	29,684,315
T. Rowe Price Group, Inc.(c)	262,343	29,468,989
Willis Towers Watson PLC	125,076	28,967,602

		399,274,830

Health Care-26.85%
Abbott Laboratories	309,564	34,197,535
AbbVie, Inc.	184,974	27,953,271
Bio-Techne Corp.	426,403	34,061,072
Cigna Group (The)	136,573	34,592,575
Edwards Lifesciences Corp.(b)	409,312	36,011,270
Elevance Health, Inc.	63,375	29,700,694
Eli Lilly and Co.	84,682	33,522,217
Hologic, Inc.(b)	689,834	59,332,622
Humana, Inc.	61,337	32,538,665
IDEXX Laboratories, Inc.(b)	74,801	36,814,060
Incyte Corp.(b)	592,067	44,055,706
Laboratory Corp. of America Holdings	149,667	33,931,006
Moderna, Inc.(b)	355,571	47,251,830
Molina Healthcare, Inc.(b)	84,971	25,312,011
Pfizer, Inc.	958,575	37,278,982
Quest Diagnostics, Inc.	252,361	35,030,230
Regeneron Pharmaceuticals, Inc.(b)	69,547	55,762,089

	Shares	Value
Health Care-(continued)
Vertex Pharmaceuticals, Inc.(b)	135,630	$46,213,210
Waters Corp.(b)	80,209	24,091,575
West Pharmaceutical Services, Inc.	172,518	62,320,402

		769,971,022

Industrials-9.19%
C.H. Robinson Worldwide, Inc.(c)	282,106	28,456,032
Copart, Inc.(b)(c)	568,649	44,951,703
Expeditors International of Washington, Inc.(c)	460,136	52,381,882
Generac Holdings, Inc.(b)(c)	468,627	47,903,052
J.B. Hunt Transport Services, Inc.(c)	163,640	28,684,456
Old Dominion Freight Line, Inc.	95,548	30,612,624
United Parcel Service, Inc., Class B	169,780	30,528,142

		263,517,891

Information Technology-19.06%
Accenture PLC, Class A	95,005	26,628,951
Adobe, Inc.(b)	122,952	46,421,757
Apple, Inc.	274,770	46,622,974
Applied Materials, Inc.	430,086	48,612,621
Arista Networks, Inc.(b)	231,052	37,005,288
KLA Corp.	133,111	51,452,726
Lam Research Corp.	103,442	54,211,883
Microsoft Corp.	142,451	43,769,494
Qorvo, Inc.(b)	580,312	53,435,129
QUALCOMM, Inc.	416,822	48,684,810
Skyworks Solutions, Inc.	399,421	42,298,684
Teradyne, Inc.(c)	518,842	47,411,782

		546,556,099

Materials-4.39%
Celanese Corp.	289,626	30,769,866
CF Industries Holdings, Inc.	400,478	28,666,215
Mosaic Co. (The)	666,068	28,541,014
Nucor Corp.	256,123	37,952,306

		125,929,401

Real Estate-1.11%
Weyerhaeuser Co.	1,058,866	31,670,682

Utilities-2.44%
NRG Energy, Inc.	2,049,583	70,034,251

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $2,776,716,408)		2,866,236,114

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.89%
Invesco Private Government Fund, 4.83%(d)(e)(f)	72,100,398	72,100,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P 500 GARP ETF (SPGP)–(continued)

April 30, 2023

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 4.99%(d)(e)(f)	125,583,975	$125,583,975

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $197,690,775)		197,684,373

TOTAL INVESTMENTS IN SECURITIES-106.86% (Cost $2,974,407,183)		3,063,920,487
OTHER ASSETS LESS LIABILITIES-(6.86)%		(196,715,413)

NET ASSETS-100.00%		$2,867,205,074

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$30,739,374	$(30,739,374)	$-	$-	$-	$55,080
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,620,026	474,186,794	(410,706,422)	-	-	72,100,398	779,893	*
Invesco Private Prime Fund	20,110,514	873,985,186	(768,508,353)	(7,144)	3,772	125,583,975	2,136,251	*

Total	$28,730,540	$1,378,911,354	$(1,209,954,149)	$(7,144)	$3,772	$197,684,373	$2,971,224

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P 500 Value with Momentum ETF (SPVM)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Communication Services-3.34%
AT&T, Inc.	38,006	$671,566
Interpublic Group of Cos., Inc. (The)	9,772	349,154
Omnicom Group, Inc.	4,232	383,292

		1,404,012

Consumer Discretionary-3.85%
Advance Auto Parts, Inc.	2,563	321,733
Ford Motor Co.	73,928	878,265
LKQ Corp.	7,242	418,081

		1,618,079

Consumer Staples-8.63%
Archer-Daniels-Midland Co.	5,884	459,423
Conagra Brands, Inc.	7,762	294,645
Dollar Tree, Inc.(b)	1,898	291,742
JM Smucker Co. (The)	1,863	287,666
Kraft Heinz Co. (The)	11,238	441,316
Kroger Co. (The)	13,158	639,874
Molson Coors Beverage Co., Class B	10,359	616,153
Sysco Corp.	3,519	270,048
Walmart, Inc.	2,136	322,472

		3,623,339

Energy-20.01%
APA Corp.	10,236	377,197
Chevron Corp.	2,420	407,963
ConocoPhillips	3,316	341,183
Coterra Energy, Inc.	23,035	589,696
Devon Energy Corp.	6,203	331,426
Diamondback Energy, Inc.	3,941	560,410
EOG Resources, Inc.	2,421	289,237
EQT Corp.	14,258	496,749
Exxon Mobil Corp.	4,405	521,288
Kinder Morgan, Inc.	22,307	382,565
Marathon Oil Corp.	20,282	490,013
Marathon Petroleum Corp.	8,125	991,250
Occidental Petroleum Corp.	7,911	486,764
Phillips 66	9,105	901,395
Pioneer Natural Resources Co.	1,818	395,506
Valero Energy Corp.	7,345	842,251

		8,404,893

Financials-19.65%
Aflac, Inc.	6,236	435,585
Allstate Corp. (The)	2,455	284,191
American International Group, Inc.	12,766	677,109
Arch Capital Group Ltd.(b)	5,177	388,637
Chubb Ltd.	1,626	327,737
Comerica, Inc.	6,229	270,152
Discover Financial Services	4,467	462,200
Everest Re Group Ltd.	1,180	446,040
Globe Life, Inc.	2,421	262,727
Hartford Financial Services Group, Inc. (The)	5,854	415,575
Huntington Bancshares, Inc.	28,443	318,562
Loews Corp.	10,743	618,474
M&T Bank Corp.	2,754	346,453
MetLife, Inc.	4,926	302,112
Principal Financial Group, Inc.	6,700	500,423

	Shares	Value
Financials-(continued)
Prudential Financial, Inc.	3,542	$308,154
Raymond James Financial, Inc.	2,550	230,851
Regions Financial Corp.	18,832	343,872
Travelers Cos., Inc. (The)	2,096	379,669
W.R. Berkley Corp.	3,764	221,775
Wells Fargo & Co.	11,645	462,889
Zions Bancorporation N.A.	8,989	250,434

		8,253,621

Health Care-9.74%
AmerisourceBergen Corp.	2,948	491,874
Centene Corp.(b)	7,205	496,641
Cigna Group (The)	1,553	393,359
CVS Health Corp.	5,463	400,493
Elevance Health, Inc.	661	309,778
Henry Schein, Inc.(b)	4,608	372,373
Humana, Inc.	609	323,068
McKesson Corp.	1,175	427,982
Molina Healthcare, Inc.(b)	1,033	307,720
Pfizer, Inc.	6,923	269,235
Quest Diagnostics, Inc.	2,153	298,858

		4,091,381

Industrials-6.38%
C.H. Robinson Worldwide, Inc.	5,149	519,380
Cummins, Inc.	1,125	264,420
Huntington Ingalls Industries, Inc.	1,636	329,916
Leidos Holdings, Inc.	2,778	259,076
PACCAR, Inc.	4,998	373,300
Snap-on, Inc.	1,202	311,811
Textron, Inc.	4,999	334,633
Wabtec Corp.	2,949	288,029

		2,680,565

Information Technology-3.33%
Hewlett Packard Enterprise Co.	51,474	737,108
HP, Inc.	22,197	659,473

		1,396,581

Materials-6.58%
CF Industries Holdings, Inc.	4,004	286,606
LyondellBasell Industries N.V., Class A	8,790	831,622
Mosaic Co. (The)	15,091	646,649
Nucor Corp.	4,376	648,436
Packaging Corp. of America	2,573	348,024

		2,761,337

Real Estate-2.21%
Host Hotels & Resorts, Inc.	18,103	292,725
VICI Properties, Inc.	8,065	273,726
Weyerhaeuser Co.	12,023	359,608

		926,059

Utilities-16.29%
American Electric Power Co., Inc.	3,106	287,057
Atmos Energy Corp.	2,531	288,888
CenterPoint Energy, Inc.	11,839	360,734
CMS Energy Corp.	5,269	328,048
Consolidated Edison, Inc.	3,547	349,273
DTE Energy Co.	3,006	337,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P 500 Value with Momentum ETF (SPVM)–(continued)

April 30, 2023

	Shares	Value
Utilities-(continued)
Duke Energy Corp.	3,461	$342,224
Edison International	4,775	351,440
Entergy Corp.	2,947	317,038
Evergy, Inc.	6,665	413,963
Exelon Corp.	10,022	425,334
FirstEnergy Corp.	7,533	299,813
NiSource, Inc.	11,951	340,126
NRG Energy, Inc.	28,013	957,204
PG&E Corp.(b)	27,684	473,673
Pinnacle West Capital Corp.	5,253	412,150
Sempra Energy	1,698	264,022
Southern Co. (The)	3,991	293,538

		6,842,430

Total Common Stocks & Other Equity Interests (Cost $44,811,249)		42,002,297

	Shares	Value
Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(c)(d) (Cost $22,944)	22,944	$22,944

TOTAL INVESTMENTS IN SECURITIES-100.06% (Cost $44,834,193)		42,025,241
OTHER ASSETS LESS LIABILITIES-(0.06)%		(27,042)

NET ASSETS-100.00%		$41,998,199

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Invesco Ltd.	$618,818	$32,269	$(569,591)	$197,725	$(279,221)	$-	$6,313
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	79,573	1,654,290	(1,710,919)	-	-	22,944	1,881
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	220,568	(220,568)	-	-	-	185	*
Invesco Private Prime Fund	-	561,880	(561,934)	-	54	-	500	*

Total	$698,391	$2,469,007	$(3,063,012)	$197,725	$(279,167)	$22,944	$8,879

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P MidCap Momentum ETF (XMMO)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Communication Services-4.92%
Iridium Communications, Inc.	390,565	$24,789,160
Nexstar Media Group, Inc., Class A(b)	64,420	11,173,649
World Wrestling Entertainment, Inc, Class A(b)	148,041	15,865,554

		51,828,363

Consumer Discretionary-8.94%
Deckers Outdoor Corp.(c)	42,699	20,467,339
Grand Canyon Education, Inc.(c)	72,877	8,650,500
H&R Block, Inc.(b)	508,625	17,247,474
Harley-Davidson, Inc.(b)	225,222	8,355,736
Murphy USA, Inc.	47,076	12,956,727
Service Corp. International	257,721	18,089,437
Visteon Corp.(b)(c)	59,847	8,401,920

		94,169,133

Consumer Staples-6.26%
Casey’s General Stores, Inc.	75,579	17,293,987
Celsius Holdings, Inc.(b)(c)	102,350	9,781,589
Lancaster Colony Corp.(b)	33,436	6,992,136
Performance Food Group Co.(c)	325,133	20,382,588
Post Holdings, Inc.(b)(c)	126,424	11,440,108

		65,890,408

Energy-7.93%
Antero Resources Corp.(c)	481,012	11,058,466
ChampionX Corp.	395,996	10,723,572
HF Sinclair Corp.	349,254	15,405,594
Matador Resources Co.	210,883	10,339,593
Murphy Oil Corp.	254,146	9,329,700
NOV, Inc.	784,339	13,137,678
PBF Energy, Inc., Class A	388,605	13,546,770

		83,541,373

Financials-13.64%
American Financial Group, Inc.	124,551	15,286,144
Federated Hermes, Inc., Class B	145,314	6,014,546
FirstCash Holdings, Inc.	71,683	7,385,500
International Bancshares Corp.(b)	72,020	3,073,093
Kinsale Capital Group, Inc.(b)	44,243	14,454,632
Reinsurance Group of America, Inc.	150,935	21,481,069
RenaissanceRe Holdings Ltd. (Bermuda)	78,391	16,886,205
RLI Corp.	103,711	14,421,015
Selective Insurance Group, Inc.	109,956	10,592,062
United Bankshares, Inc.(b)	219,116	7,259,313
Unum Group	633,664	26,740,621

		143,594,200

Health Care-12.10%
Acadia Healthcare Co., Inc.(b)(c)	282,534	20,424,383
Encompass Health Corp.	196,149	12,582,958
Haemonetics Corp.(c)	167,164	13,993,298
Halozyme Therapeutics, Inc.(c)	341,782	10,981,456
Lantheus Holdings, Inc.(c)	220,878	18,874,025
Neurocrine Biosciences, Inc.(c)	224,835	22,717,328
Option Care Health, Inc.(b)(c)	241,263	7,756,606
United Therapeutics Corp.(c)	87,375	20,107,609

		127,437,663

	Shares	Value
Industrials-26.03%
AECOM	274,514	$22,798,388
Axon Enterprise, Inc.(c)	116,556	24,559,515
CACI International, Inc., Class A(c)	44,798	14,036,109
Clean Harbors, Inc.(c)	116,729	16,944,382
Curtiss-Wright Corp.	72,041	12,234,723
EMCOR Group, Inc.	91,868	15,709,428
ExlService Holdings, Inc.(c)	75,118	13,399,549
Fluor Corp.(b)(c)	412,314	11,981,845
Hexcel Corp.	170,377	12,280,774
Hubbell, Inc.	97,238	26,188,138
KBR, Inc.(b)	205,719	11,670,439
Lincoln Electric Holdings, Inc.	147,733	24,789,597
nVent Electric PLC	239,588	10,045,925
Ryder System, Inc.	88,444	7,001,227
Science Applications International Corp.	116,930	11,930,368
Timken Co. (The)	109,346	8,403,240
Univar Solutions, Inc.(c)	293,356	10,414,138
Valmont Industries, Inc.	67,893	19,726,990

		274,114,775

Information Technology-6.15%
Allegro MicroSystems, Inc. (Japan)(b)(c)	111,426	3,985,708
Aspen Technology, Inc.(b)(c)	52,797	9,345,069
Belden, Inc.	101,207	7,984,220
Jabil, Inc.	231,034	18,055,307
National Instruments Corp.	245,266	14,281,839
Super Micro Computer, Inc.(b)(c)	105,483	11,121,073

		64,773,216

Materials-11.08%
Ashland, Inc.	68,574	6,967,804
Cabot Corp.	111,378	7,992,485
Commercial Metals Co.	342,346	15,984,135
Greif, Inc., Class A(b)	42,446	2,665,184
Olin Corp.	196,601	10,891,695
Reliance Steel & Aluminum Co.	165,663	41,051,292
Royal Gold, Inc.(b)	112,318	14,875,396
Silgan Holdings, Inc.	158,710	7,818,055
United States Steel Corp.	370,264	8,471,640

		116,717,686

Real Estate-1.06%
Agree Realty Corp.	163,228	11,097,872

Utilities-1.85%
New Jersey Resources Corp.	213,614	11,031,027
Ormat Technologies, Inc.(b)	98,500	8,452,285

		19,483,312

Total Common Stocks & Other Equity Interests (Cost $986,830,689)		1,052,648,001

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $333,211)	333,211	333,211

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $987,163,900)		1,052,981,212

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P MidCap Momentum ETF (XMMO)–(continued)

April 30, 2023

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-9.44%
Invesco Private Government Fund, 4.83%(d)(e)(f)	27,988,178	$27,988,178
Invesco Private Prime Fund, 4.99%(d)(e)(f)	71,341,758	71,341,758

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $99,333,615)		99,329,936

TOTAL INVESTMENTS IN SECURITIES-109.43% (Cost $1,086,497,515)		1,152,311,148
OTHER ASSETS LESS LIABILITIES-(9.43)%		(99,257,383)

NET ASSETS-100.00%		$1,053,053,765

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$531,940	$29,193,996	$(29,392,725)	$-	$-	$333,211	$13,597
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	19,658,589	354,721,921	(346,392,332)	-	-	27,988,178	1,027,417	*
Invesco Private Prime Fund	45,795,787	793,154,667	(767,624,299)	(5,718)	21,321	71,341,758	2,835,996	*

Total	$65,986,316	$1,177,070,584	$(1,143,409,356)	$(5,718)	$21,321	$99,663,147	$3,877,010

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P MidCap Quality ETF (XMHQ)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-0.72%
Ziff Davis, Inc.(b)(c)	69,976	$5,118,045

Consumer Discretionary-19.66%
AutoNation, Inc.(b)(c)	64,536	8,499,391
Boyd Gaming Corp.	103,508	7,183,455
Capri Holdings Ltd.(b)(c)	173,707	7,208,840
Carter’s, Inc.(c)	48,568	3,388,589
Choice Hotels International, Inc.(c)	46,461	5,924,707
Deckers Outdoor Corp.(b)	31,819	15,252,119
Dick’s Sporting Goods, Inc.(c)	70,878	10,278,019
Gentex Corp.	285,023	7,863,785
Grand Canyon Education, Inc.(b)	61,752	7,329,962
Harley-Davidson, Inc.(c)	163,707	6,073,530
Light & Wonder, Inc.(b)(c)	162,440	9,793,508
Macy’s, Inc.(c)	386,111	6,309,054
PVH Corp.(c)	77,446	6,645,641
Texas Roadhouse, Inc.(c)	84,239	9,318,518
Toll Brothers, Inc.	129,349	8,266,695
Under Armour, Inc., Class A(b)(c)	258,365	2,291,698
Williams-Sonoma, Inc.	156,502	18,943,002

		140,570,513

Consumer Staples-0.57%
Coca-Cola Consolidated, Inc.	6,951	4,097,336

Energy-8.76%
Antero Resources Corp.(b)	460,564	10,588,366
Matador Resources Co.	181,663	8,906,937
Murphy Oil Corp.	231,742	8,507,249
PBF Energy, Inc., Class A	252,031	8,785,801
PDC Energy, Inc.(c)	205,109	13,342,340
Range Resources Corp.	472,890	12,507,941

		62,638,634

Financials-9.83%
American Financial Group, Inc.	93,042	11,419,045
Essent Group Ltd.(c)	146,355	6,215,697
Evercore, Inc., Class A	65,045	7,419,683
Federated Hermes, Inc., Class B	106,658	4,414,575
Kinsale Capital Group, Inc.(c)	29,972	9,792,152
MGIC Investment Corp.	385,692	5,735,240
RLI Corp.	73,848	10,268,564
SEI Investments Co.(c)	152,986	9,012,405
Western Union Co. (The)	546,208	5,970,053

		70,247,414

Health Care-11.56%
Acadia Healthcare Co., Inc.(b)	138,085	9,982,165
Azenta, Inc.(b)(c)	143,957	6,260,690
Chemed Corp.	22,300	12,292,875
Envista Holdings Corp.(b)(c)	201,104	7,740,493
Exelixis, Inc.(b)	411,272	7,526,277
Lantheus Holdings, Inc.(b)	122,969	10,507,701
Medpace Holdings, Inc.(b)(c)	47,221	9,450,811
Patterson Cos., Inc.	107,271	2,908,117
Shockwave Medical, Inc.(b)(c)	55,136	15,998,262

		82,667,391

Industrials-27.42%
Acuity Brands, Inc.(c)	41,758	6,571,874

	Shares	Value
Industrials-(continued)
ASGN, Inc.(b)(c)	63,679	$4,558,780
Axon Enterprise, Inc.(b)(c)	100,324	21,139,270
Crane NXT Co.(c)	62,057	2,939,020
Donaldson Co., Inc.	175,643	11,162,113
Genpact Ltd.	209,875	9,349,931
Graco, Inc.	214,463	17,004,771
Hubbell, Inc.	72,361	19,488,265
Landstar System, Inc.(c)	55,959	9,850,463
Lincoln Electric Holdings, Inc.(c)	83,846	14,069,359
MSC Industrial Direct Co., Inc., Class A(c)	59,810	5,426,561
Owens Corning(c)	127,706	13,640,278
Saia, Inc.(b)(c)	34,000	10,124,180
Terex Corp.	85,221	3,800,004
Tetra Tech, Inc.	66,654	9,222,914
Toro Co. (The)(c)	141,360	14,738,194
Trex Co., Inc.(b)(c)	144,078	7,875,303
Watts Water Technologies, Inc., Class A	34,710	5,613,648
XPO, Inc.(b)(c)	214,486	9,475,991

		196,050,919

Information Technology-11.18%
Arrow Electronics, Inc.(b)(c)	80,415	9,201,888
CommVault Systems, Inc.(b)	55,957	3,260,614
Jabil, Inc.	179,797	14,051,136
Lattice Semiconductor Corp.(b)	186,921	14,897,604
MACOM Technology Solutions Holdings, Inc.(b)(c)	89,919	5,245,874
Manhattan Associates, Inc.(b)	137,992	22,862,515
Qualys, Inc.(b)(c)	59,751	6,748,278
Vishay Intertechnology, Inc.	170,354	3,626,837

		79,894,746

Materials-9.09%
Ashland, Inc.	67,874	6,896,677
Chemours Co. (The)(c)	260,184	7,563,549
Commercial Metals Co.	155,474	7,259,081
Eagle Materials, Inc.(c)	55,800	8,270,118
Ingevity Corp.(b)	45,784	3,284,544
Louisiana-Pacific Corp.(c)	155,813	9,308,269
Olin Corp.	220,529	12,217,307
Royal Gold, Inc.(c)	77,008	10,198,939

		64,998,484

Real Estate-1.14%
Apartment Income REIT Corp.	219,485	8,116,555

Total Common Stocks & Other Equity Interests (Cost $672,647,335)		714,400,037

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $547,107)	547,107	547,107

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $673,194,442)		714,947,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P MidCap Quality ETF (XMHQ)–(continued)

April 30, 2023

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-14.78%
Invesco Private Government Fund, 4.83%(d)(e)(f)	29,590,609	$29,590,609
Invesco Private Prime Fund, 4.99%(d)(e)(f)	76,090,138	76,090,138

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $105,685,513)		105,680,747

TOTAL INVESTMENTS IN SECURITIES-114.79% (Cost $778,879,955)		820,627,891
OTHER ASSETS LESS LIABILITIES-(14.79)%		(105,759,259)

NET ASSETS-100.00%		$714,868,632

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$250,806	$26,887,074	$(26,590,773)	$-	$-	$547,107	$10,262
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	23,130,522	213,161,141	(206,701,054)	-	-	29,590,609	510,945	*
Invesco Private Prime Fund	50,865,558	437,479,953	(412,249,121)	(8,027)	1,775	76,090,138	1,375,386	*

Total	$74,246,886	$677,528,168	$(645,540,948)	$(8,027)	$1,775	$106,227,854	$1,896,593

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P MidCap Value with Momentum ETF (XMVM)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-1.99%
Nexstar Media Group, Inc., Class A(b)	9,405	$1,631,297
TEGNA, Inc.	103,155	1,763,951

		3,395,248

Consumer Discretionary-10.89%
AutoNation, Inc.(b)(c)	30,430	4,007,631
Dick’s Sporting Goods, Inc.(b)	13,005	1,885,855
Graham Holdings Co., Class B	4,485	2,581,432
Harley-Davidson, Inc.(b)	34,228	1,269,859
Macy’s, Inc.(b)	183,491	2,998,243
Murphy USA, Inc.(b)	7,262	1,998,720
Nordstrom, Inc.(b)	171,820	2,656,337
Victoria’s Secret & Co.(b)(c)	36,525	1,132,640

		18,530,717

Consumer Staples-4.85%
Ingredion, Inc.	16,555	1,757,645
Performance Food Group Co.(c)	43,112	2,702,692
Post Holdings, Inc.(b)(c)	23,794	2,153,119
Sprouts Farmers Market, Inc.(b)(c)	47,459	1,644,929

		8,258,385

Energy-11.71%
Antero Resources Corp.(c)	73,395	1,687,351
HF Sinclair Corp.(b)	73,175	3,227,749
Matador Resources Co.	27,460	1,346,364
Murphy Oil Corp.	46,267	1,698,461
PBF Energy, Inc., Class A	151,060	5,265,952
PDC Energy, Inc.(b)	41,790	2,718,439
Range Resources Corp.	74,315	1,965,632
Southwestern Energy Co.(c)	390,014	2,024,173

		19,934,121

Financials-28.58%
Associated Banc-Corp.(b)	92,616	1,651,343
Bank OZK(b)	41,492	1,482,094
Brighthouse Financial, Inc.(c)	86,070	3,804,294
Cadence Bank(b)	58,491	1,182,688
Cathay General Bancorp	38,754	1,235,090
CNO Financial Group, Inc.(b)	107,650	2,415,666
East West Bancorp, Inc.	22,980	1,187,836
F.N.B. Corp.(b)	162,994	1,871,171
Fulton Financial Corp.(b)	96,932	1,156,399
Hancock Whitney Corp.(b)	33,506	1,223,639
Jefferies Financial Group, Inc.	73,941	2,368,330
Navient Corp.(b)	221,505	3,663,693
Old National Bancorp	90,608	1,215,053
Old Republic International Corp.(b)	96,765	2,445,252
Pinnacle Financial Partners, Inc.	23,311	1,264,156
Prosperity Bancshares, Inc.(b)	26,023	1,629,560
Reinsurance Group of America, Inc.	11,555	1,644,508
SLM Corp.(b)	112,538	1,690,321
Stifel Financial Corp.	30,372	1,821,409
Synovus Financial Corp.(b)	44,390	1,367,212
Texas Capital Bancshares, Inc.(c)	28,798	1,447,099
United Bankshares, Inc.(b)	36,682	1,215,275
Unum Group	75,237	3,175,001
Valley National Bancorp(b)	170,486	1,599,159

	Shares	Value
Financials-(continued)
Voya Financial, Inc.(b)	30,478	$2,330,957
Webster Financial Corp.	32,875	1,226,237
Wintrust Financial Corp.	19,594	1,339,642

		48,653,084

Industrials-11.96%
AGCO Corp.(b)	11,796	1,461,996
Avis Budget Group, Inc.(b)(c)	10,806	1,909,096
Builders FirstSource, Inc.(c)	53,884	5,106,587
Knight-Swift Transportation Holdings, Inc.	37,197	2,094,935
MDU Resources Group, Inc.(b)	51,006	1,490,395
Owens Corning(b)	25,508	2,724,509
Ryder System, Inc.(b)	38,272	3,029,612
Univar Solutions, Inc.(c)	71,372	2,533,706

		20,350,836

Information Technology-9.26%
Amkor Technology, Inc.(b)	74,595	1,668,690
Arrow Electronics, Inc.(b)(c)	42,206	4,829,633
Avnet, Inc.(b)	106,346	4,387,836
Jabil, Inc.	36,717	2,869,433
Vishay Intertechnology, Inc.	94,389	2,009,542

		15,765,134

Materials-15.35%
Ashland, Inc.	16,498	1,676,362
Chemours Co. (The)(b)	74,859	2,176,151
Commercial Metals Co.	58,970	2,753,309
Greif, Inc., Class A(b)	33,618	2,110,874
Louisiana-Pacific Corp.(b)	38,104	2,276,333
Olin Corp.(b)	37,655	2,086,087
Reliance Steel & Aluminum Co.(b)	11,405	2,826,159
United States Steel Corp.(b)	199,160	4,556,781
Westlake Corp.(b)	26,612	3,027,914
Worthington Industries, Inc.(b)	44,395	2,636,619

		26,126,589

Real Estate-1.79%
PotlatchDeltic Corp.(b)	37,644	1,740,282
Sabra Health Care REIT, Inc.(b)	114,206	1,301,948

		3,042,230

Utilities-3.55%
NorthWestern Corp.	26,957	1,580,219
OGE Energy Corp.	42,574	1,598,228
Southwest Gas Holdings, Inc.(b)	24,932	1,396,192
Spire, Inc.(b)	21,768	1,474,347

		6,048,986

Total Common Stocks & Other Equity Interests (Cost $172,525,703)		170,105,330

Money Market Funds-0.14%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $234,059)	234,059	234,059

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $172,759,762)		170,339,389

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P MidCap Value with Momentum ETF (XMVM)–(continued)

April 30, 2023

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-21.07%
Invesco Private Government Fund, 4.83%(d)(e)(f)	10,391,714	$10,391,714
Invesco Private Prime Fund, 4.99%(d)(e)(f)	25,480,378	25,480,378

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $35,872,454)		35,872,092

TOTAL INVESTMENTS IN SECURITIES-121.14% (Cost $208,632,216)		206,211,481
OTHER ASSETS LESS LIABILITIES-(21.14)%		(35,983,038)

NET ASSETS-100.00%		$170,228,443

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$17,751	$4,289,017	$(4,072,709)	$-	$-	$234,059	$5,551
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	13,433,427	137,545,427	(140,587,140)	-	-	10,391,714	285,718	*
Invesco Private Prime Fund	25,011,750	281,410,053	(280,943,779)	(631)	2,985	25,480,378	780,588	*

Total	$38,462,928	$423,244,497	$(425,603,628)	$(631)	$2,985	$36,106,151	$1,071,857

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P SmallCap Momentum ETF (XSMO)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-0.46%
ATN International, Inc.(b)	7,041	$254,673
Gogo, Inc.(c)	42,540	570,461

		825,134

Consumer Discretionary-7.56%
Academy Sports & Outdoors, Inc.(b)	59,470	3,777,534
Adtalem Global Education, Inc.(c)	31,147	1,263,634
Asbury Automotive Group, Inc.(b)(c)	14,870	2,876,750
Buckle, Inc. (The)(b)	19,420	651,153
Chuy’s Holdings, Inc.(b)(c)	12,302	429,094
Haverty Furniture Cos., Inc.(b)	8,823	265,925
Oxford Industries, Inc.	12,375	1,276,976
Perdoceo Education Corp.(c)	57,117	741,379
Strategic Education, Inc.(b)	24,690	2,172,720

		13,455,165

Consumer Staples-9.91%
Cal-Maine Foods, Inc.	39,426	1,872,735
Chefs’ Warehouse, Inc. (The)(b)(c)	20,940	696,464
elf Beauty, Inc.(c)	65,360	6,062,794
Hostess Brands, Inc.(c)	72,238	1,860,851
Inter Parfums, Inc.	10,980	1,666,654
MGP Ingredients, Inc.	10,848	1,070,481
Seneca Foods Corp., Class A(c)	3,803	181,023
SpartanNash Co.(b)	26,992	661,844
Tootsie Roll Industries, Inc.(b)	18,800	768,544
TreeHouse Foods, Inc.(b)(c)	31,906	1,698,994
Vector Group Ltd.	86,275	1,099,143

		17,639,527

Energy-11.91%
Archrock, Inc.	85,109	875,772
Civitas Resources, Inc.(b)	32,381	2,235,908
Comstock Resources, Inc.(b)	95,544	1,098,756
CONSOL Energy, Inc.	42,156	2,501,537
Dorian LPG Ltd.	41,180	915,020
Helix Energy Solutions Group, Inc.(c)	176,927	1,282,721
Helmerich & Payne, Inc.	98,024	3,250,476
Nabors Industries Ltd.(b)(c)	6,854	683,618
Northern Oil and Gas, Inc.	50,664	1,680,525
Oceaneering International, Inc.(c)	79,796	1,414,783
Par Pacific Holdings, Inc.(c)	61,836	1,448,817
Patterson-UTI Energy, Inc.	183,403	2,052,279
Ranger Oil Corp.	10,727	441,952
RPC, Inc.	66,379	490,541
Talos Energy, Inc.(b)(c)	60,081	818,904

		21,191,609

Financials-7.40%
Assured Guaranty Ltd.	34,639	1,866,003
Avantax, Inc.(c)	51,329	1,302,217
BancFirst Corp.(b)	10,043	802,335
City Holding Co.(b)	12,213	1,113,704
CVB Financial Corp.(b)	80,367	1,203,094
Employers Holdings, Inc.	19,276	763,137
EZCORP, Inc., Class A(b)(c)	49,243	423,982
Genworth Financial, Inc., Class A(c)	456,095	2,649,912
Heritage Financial Corp.	25,323	445,938

	Shares	Value
Financials-(continued)
S&T Bancorp, Inc.(b)	30,142	$829,809
StoneX Group, Inc.(b)(c)	14,504	1,422,407
United Fire Group, Inc.	12,754	343,083

		13,165,621

Health Care-12.05%
Addus HomeCare Corp.(c)	12,504	1,022,077
Amphastar Pharmaceuticals, Inc.(b)(c)	23,415	837,554
Catalyst Pharmaceuticals, Inc.(c)	123,617	1,967,983
Collegium Pharmaceutical, Inc.(c)	30,733	715,157
Corcept Therapeutics, Inc.(b)(c)	53,255	1,199,835
Cross Country Healthcare, Inc.(b)(c)	19,060	418,939
Cytokinetics, Inc.(c)	50,364	1,883,614
Ensign Group, Inc. (The)	38,811	3,768,160
Harmony Biosciences Holdings, Inc.(c)	18,732	603,920
Merit Medical Systems, Inc.(c)	41,192	3,348,498
Prestige Consumer Healthcare, Inc.(b)(c)	30,780	1,893,893
Select Medical Holdings Corp.(b)	64,828	1,977,254
Supernus Pharmaceuticals, Inc.(b)(c)	43,082	1,588,002
Zynex, Inc.(b)(c)	19,079	218,264

		21,443,150

Industrials-24.64%
AAR Corp.(c)	22,945	1,211,037
AeroVironment, Inc.(b)(c)	20,143	2,028,199
Albany International Corp., Class A	27,841	2,539,378
Applied Industrial Technologies, Inc.	37,548	5,093,762
Arcosa, Inc.(b)	33,014	2,229,766
Comfort Systems USA, Inc.	29,124	4,353,747
Encore Wire Corp.(b)	13,410	2,096,385
Enerpac Tool Group Corp.(b)	58,863	1,398,585
ESCO Technologies, Inc.(b)	17,431	1,631,019
Federal Signal Corp.	57,158	2,936,778
GEO Group, Inc. (The)(b)(c)	121,256	913,058
Granite Construction, Inc.(b)	26,492	1,010,140
Griffon Corp.	59,208	1,684,468
Lindsay Corp.(b)	7,432	897,340
Marten Transport Ltd.	43,195	872,107
Moog, Inc., Class A(b)	22,277	2,007,380
Mueller Industries, Inc.(b)	39,745	2,855,678
NOW, Inc.(b)(c)	103,223	1,101,389
NV5 Global, Inc.(b)(c)	8,510	806,152
Powell Industries, Inc.	6,357	254,661
SPX Technologies, Inc.(c)	43,569	2,774,474
Standex International Corp.(b)	7,321	899,092
Titan International, Inc.(b)(c)	41,850	408,456
Veritiv Corp.(b)	8,781	1,008,673
Wabash National Corp.(b)	31,893	818,693

		43,830,417

Information Technology-13.73%
Adeia, Inc.	108,906	832,042
Agilysys, Inc.(c)	25,703	2,005,862
Axcelis Technologies, Inc.(c)	28,801	3,407,158
Benchmark Electronics, Inc.	21,925	468,099
CTS Corp.(b)	23,865	935,747
Digi International, Inc.(b)(c)	31,799	959,058
Extreme Networks, Inc.(b)(c)	89,667	1,594,279
Insight Enterprises, Inc.(b)(c)	22,043	2,666,101

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P SmallCap Momentum ETF (XSMO)–(continued)

April 30, 2023

	Shares	Value
Information Technology-(continued)
Plexus Corp.(c)	18,552	$1,622,744
Progress Software Corp.	27,074	1,485,821
Rambus, Inc.(c)	112,510	4,988,693
Sanmina Corp.(c)	66,351	3,467,503

		24,433,107

Materials-10.78%
American Vanguard Corp.	23,480	451,990
ATI, Inc.(b)(c)	167,044	6,451,239
Carpenter Technology Corp.	47,828	2,522,449
Haynes International, Inc.	10,365	487,258
Innospec, Inc.(b)	17,595	1,788,180
Myers Industries, Inc.	30,625	580,344
O-I Glass, Inc.(b)(c)	118,704	2,667,279
Olympic Steel, Inc.	11,983	558,048
SunCoke Energy, Inc.	62,924	489,549
Sylvamo Corp.(b)	29,332	1,343,992
TimkenSteel Corp.(b)(c)	24,666	412,909
Warrior Met Coal, Inc.	41,000	1,417,370

		19,170,607

Real Estate-1.56%
Getty Realty Corp.(b)	39,430	1,314,202
Global Net Lease, Inc.	62,990	709,267
LTC Properties, Inc.(b)	22,592	755,703

		2,779,172

Total Common Stocks & Other Equity Interests (Cost $171,083,619)		177,933,509

	Shares	Value
Money Market Funds-0.14%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $243,605)	243,605	$243,605

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.14% (Cost $171,327,224)		178,177,114

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-23.23%
Invesco Private Government Fund, 4.83%(d)(e)(f)	9,771,272	9,771,272
Invesco Private Prime Fund, 4.99%(d)(e)(f)	31,554,662	31,554,662

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $41,327,721)		41,325,934

TOTAL INVESTMENTS IN SECURITIES-123.37% (Cost $212,654,945)		219,503,048
OTHER ASSETS LESS LIABILITIES-(23.37)%		(41,580,993)

NET ASSETS-100.00%		$177,922,055

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$181,679	$3,831,109	$(3,769,183)	$-	$-	$243,605	$3,575
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	7,713,992	72,051,858	(69,994,578)	-	-	9,771,272	204,798	*
Invesco Private Prime Fund	17,982,141	140,858,756	(127,286,182)	(2,636)	2,583	31,554,662	551,952	*

Total	$25,877,812	$216,741,723	$(201,049,943)	$(2,636)	$2,583	$41,569,539	$760,325

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.03%
Communication Services-2.23%
Scholastic Corp.	104,000	$4,000,880
Telephone & Data Systems, Inc.	963,112	9,631,120

		13,632,000

Consumer Discretionary-18.08%
Academy Sports & Outdoors, Inc.(b)	72,508	4,605,708
Adtalem Global Education, Inc.(b)(c)	132,886	5,391,185
American Axle & Manufacturing Holdings, Inc.(c)	615,248	4,399,023
Asbury Automotive Group, Inc.(b)(c)	40,171	7,771,482
Caleres, Inc.(b)	290,845	6,631,266
Cavco Industries, Inc.(c)	15,374	4,615,582
Chico’s FAS, Inc.(b)(c)	944,521	4,760,386
Designer Brands, Inc., Class A(b)	522,186	4,276,703
Ethan Allen Interiors, Inc.(b)	170,709	4,767,902
Genesco, Inc.(b)(c)	157,265	5,450,805
Green Brick Partners, Inc.(b)(c)	275,811	10,279,476
Group 1 Automotive, Inc.(b)	48,770	10,947,890
Haverty Furniture Cos., Inc.(b)	169,469	5,107,796
Movado Group, Inc.	142,620	3,653,924
ODP Corp. (The)(b)(c)	100,343	4,335,821
Perdoceo Education Corp.(c)	289,033	3,751,648
Signet Jewelers Ltd.	67,830	4,990,932
Sonic Automotive, Inc., Class A(b)	177,080	7,883,602
Winnebago Industries, Inc.(b)	122,042	7,095,522

		110,716,653

Consumer Staples-5.55%
Andersons, Inc. (The)	266,155	11,897,128
Seneca Foods Corp., Class A(c)	107,888	5,135,469
SpartanNash Co.	247,005	6,056,563
United Natural Foods, Inc.(c)	212,105	5,784,103
Universal Corp.	92,648	5,085,449

		33,958,712

Energy-12.34%
Callon Petroleum Co.(b)(c)	211,744	7,017,196
Civitas Resources, Inc.(b)	94,280	6,510,034
Dorian LPG Ltd.	261,587	5,812,463
Helix Energy Solutions Group, Inc.(c)	669,987	4,857,406
Oil States International, Inc.(c)	848,430	5,972,947
Par Pacific Holdings, Inc.(c)	381,855	8,946,863
Ranger Oil Corp.	133,315	5,492,578
REX American Resources Corp.(b)(c)	123,288	3,487,817
SM Energy Co.	130,217	3,656,493
Talos Energy, Inc.(b)(c)	319,773	4,358,506
US Silica Holdings, Inc.(c)	320,796	4,186,388
Vital Energy, Inc.(b)(c)	151,337	7,041,711
World Fuel Services Corp.	348,817	8,246,034

		75,586,436

Financials-17.66%
American Equity Investment Life Holding Co.	168,530	6,495,146
Ameris Bancorp	76,904	2,576,284
Assured Guaranty Ltd.	71,946	3,875,731
Dime Community Bancshares, Inc.	110,838	2,283,263
Encore Capital Group, Inc.(b)(c)	136,933	7,035,618

	Shares	Value
Financials-(continued)
Enova International, Inc.(c)	127,994	$5,621,497
EZCORP, Inc., Class A(b)(c)	660,462	5,686,578
First Commonwealth Financial Corp.	248,196	3,097,486
First Financial Bancorp(b)	140,473	2,907,791
Genworth Financial, Inc., Class A(c)	2,093,845	12,165,239
Hanmi Financial Corp.	159,741	2,581,415
Hope Bancorp, Inc.	409,174	3,723,483
KKR Real Estate Finance Trust, Inc.(b)	271,546	2,916,404
Mr. Cooper Group, Inc.(b)(c)	184,687	8,551,008
OFG Bancorp	139,590	3,569,316
ProAssurance Corp.	213,044	3,826,270
Provident Financial Services, Inc.(b)	188,766	3,299,630
Ready Capital Corp.	432,069	4,636,100
Renasant Corp.(b)	94,984	2,670,950
S&T Bancorp, Inc.	98,238	2,704,492
Stellar Bancorp, Inc.(b)	115,935	2,659,549
StoneX Group, Inc.(c)	80,945	7,938,276
TrustCo Bank Corp.	97,258	2,902,179
United Fire Group, Inc.	164,461	4,424,001

		108,147,706

Health Care-1.58%
AdaptHealth Corp.(b)(c)	157,997	1,877,004
Cross Country Healthcare, Inc.(b)(c)	149,189	3,279,174
iTeos Therapeutics, Inc.(c)	330,710	4,543,956

		9,700,134

Industrials-23.09%
AAR Corp.(c)	77,208	4,075,038
ABM Industries, Inc.	100,734	4,289,254
ArcBest Corp.	74,296	7,013,542
Boise Cascade Co.	112,442	7,680,913
CoreCivic, Inc.(c)	393,540	3,459,217
DXP Enterprises, Inc.(c)	233,472	5,883,494
Encore Wire Corp.(b)	39,000	6,096,870
GEO Group, Inc. (The)(b)(c)	385,611	2,903,651
GMS, Inc.(b)(c)	109,685	6,368,311
Granite Construction, Inc.(b)	109,765	4,185,339
Greenbrier Cos., Inc. (The)	158,415	4,190,077
Griffon Corp.	124,083	3,530,161
Hub Group, Inc., Class A(c)	60,869	4,589,523
Interface, Inc.	435,926	3,417,660
Kaman Corp.	268,545	5,926,788
KAR Auction Services, Inc.(b)(c)	403,043	5,457,202
Kelly Services, Inc., Class A(b)	708,408	11,624,975
Matson, Inc.	125,378	8,529,465
Mueller Industries, Inc.(b)	61,775	4,438,534
NOW, Inc.(c)	325,222	3,470,119
PGT Innovations, Inc.(b)(c)	203,107	5,211,726
Powell Industries, Inc.(b)	136,320	5,460,979
Quanex Building Products Corp.(b)	185,298	3,539,192
Resideo Technologies, Inc.(c)	444,731	7,916,212
Resources Connection, Inc.	223,654	3,263,112
Titan International, Inc.(b)(c)	368,590	3,597,438
Veritiv Corp.(b)	45,701	5,249,674

		141,368,466

Information Technology-6.95%
Alpha & Omega Semiconductor Ltd.(b)(c)	212,593	5,076,721

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P SmallCap Value with Momentum ETF (XSVM)–(continued)

April 30, 2023

	Shares	Value
Information Technology-(continued)
Benchmark Electronics, Inc.	217,686	$4,647,596
Ebix, Inc.(b)	330,442	5,372,987
Insight Enterprises, Inc.(b)(c)	48,916	5,916,390
PC Connection, Inc.	82,988	3,341,927
Photronics, Inc.(c)	213,541	3,087,803
Sanmina Corp.(c)	62,736	3,278,583
ScanSource, Inc.(c)	299,612	8,194,388
TTM Technologies, Inc.(c)	307,859	3,635,815

		42,552,210

Materials-11.47%
AdvanSix, Inc.(b)	121,723	4,586,523
Clearwater Paper Corp.(c)	164,726	5,946,609
FutureFuel Corp.	425,797	3,193,478
Kaiser Aluminum Corp.	45,152	2,967,389
Mercer International, Inc. (Germany)	583,651	5,678,924
O-I Glass, Inc.(c)	408,830	9,186,410
Olympic Steel, Inc.	347,511	16,183,587
SunCoke Energy, Inc.	748,710	5,824,964
TimkenSteel Corp.(b)(c)	324,539	5,432,783
Tredegar Corp.(b)	569,222	5,339,302
Warrior Met Coal, Inc.	171,221	5,919,110

		70,259,079

Real Estate-1.08%
Chatham Lodging Trust	313,875	3,214,080
Sunstone Hotel Investors, Inc.(b)	353,163	3,365,643

		6,579,723

Total Common Stocks & Other Equity Interests (Cost $623,224,509)		612,501,119

	Shares	Value
Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $29,495)	29,495	$29,495

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $623,254,004)		612,530,614

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-19.16%
Invesco Private Government Fund, 4.83%(d)(e)(f)	30,638,853	30,638,853
Invesco Private Prime Fund, 4.99%(d)(e)(f)	86,712,240	86,712,240

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $117,357,003)		117,351,093

TOTAL INVESTMENTS IN SECURITIES-119.20% (Cost $740,611,007)		729,881,707
OTHER ASSETS LESS LIABILITIES-(19.20)%		(117,550,560)

NET ASSETS-100.00%		$612,331,147

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$576,198	$19,005,288	$(19,551,991)	$-	$-	$29,495	$11,189
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	26,860,446	231,358,166	(227,579,759)	-	-	30,638,853	1,124,387	*
Invesco Private Prime Fund	62,747,381	511,106,620	(487,144,248)	(10,974)	13,461	86,712,240	3,060,995	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P SmallCap Value with Momentum ETF (XSVM)–(continued)

April 30, 2023

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Investments in Other Affiliates:
Conn’s, Inc.	$7,151,127	$8,422,649	$(9,073,637)	$3,042,840	$(9,542,979)	$-	$-
Olympic Steel, Inc.**	22,825,708	6,109,472	(14,767,630)	2,344,971	(328,934)	16,183,587	173,203

Total	$120,160,860	$776,002,195	$(758,117,265)	$5,376,837	$(9,858,452)	$133,564,175	$4,369,774

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	As of April 30, 2023, this security was not considered as an affiliate of the Fund.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Zacks Mid-Cap ETF (CZA)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.03%
Communication Services-0.29%
Playtika Holding Corp.(b)	58,240	$582,400

Consumer Discretionary-3.56%
Columbia Sportswear Co.(c)	9,985	834,147
Expedia Group, Inc.(b)	25,131	2,361,308
Garmin Ltd.	30,999	3,043,172
Levi Strauss & Co., Class A	57,809	835,918

		7,074,545

Consumer Staples-4.72%
Church & Dwight Co., Inc.	39,398	3,826,334
Coca-Cola Europacific Partners PLC (United Kingdom)	71,967	4,639,712
Pilgrim’s Pride Corp.(b)	40,392	921,342

		9,387,388

Financials-18.00%
AXIS Capital Holdings Ltd.	13,353	754,979
CNA Financial Corp.	42,761	1,663,831
Credicorp Ltd. (Peru)	12,305	1,667,082
Deutsche Bank AG (Germany)	345,711	3,806,278
Discover Financial Services	41,879	4,333,220
Essent Group Ltd.	16,460	699,056
FactSet Research Systems, Inc.	6,312	2,598,587
FleetCor Technologies, Inc.(b)	11,103	2,375,154
Hartford Financial Services Group, Inc. (The)	50,118	3,557,877
Lufax Holding Ltd., ADR (China)	367,302	624,413
SEI Investments Co.	21,643	1,274,989
State Street Corp.	54,811	3,960,643
W.R. Berkley Corp.	42,696	2,515,648
Waterdrop, Inc., ADR (China)(b)(c)	698,396	2,039,316
Willis Towers Watson PLC	16,935	3,922,146

		35,793,219

Health Care-6.29%
Bausch + Lomb Corp.(b)	54,028	943,329
Baxter International, Inc.	77,676	3,703,592
Haemonetics Corp.(b)	7,971	667,252
ICON PLC(b)	13,363	2,574,916
Merit Medical Systems, Inc.(b)	9,009	732,342
Premier, Inc., Class A(c)	19,184	639,403
Royalty Pharma PLC, Class A	92,609	3,255,206

		12,516,040

Industrials-20.22%
AECOM	22,498	1,868,459
AGCO Corp.	11,253	1,394,697
Booz Allen Hamilton Holding Corp.	20,860	1,996,719
Carlisle Cos., Inc.	8,319	1,795,656
Concentrix Corp.	8,501	820,432
Crane NXT Co.(c)	25,779	1,220,893
Donaldson Co., Inc.	19,209	1,220,732
Dover Corp.	21,576	3,153,548
Fortive Corp.	55,610	3,508,435
Genpact Ltd.	29,079	1,295,470
Hubbell, Inc.	8,691	2,340,660
IDEX Corp.	11,929	2,461,191
ITT, Inc.	12,955	1,093,920
Jacobs Solutions, Inc.	20,471	2,363,582

	Shares	Value
Industrials-(continued)
Kirby Corp.(b)	9,384	$674,147
Leidos Holdings, Inc.	22,206	2,070,932
MSC Industrial Direct Co., Inc., Class A	8,662	785,903
Regal Rexnord Corp.	10,768	1,401,563
Schneider National, Inc., Class B	29,190	763,902
Sensata Technologies Holding PLC	23,863	1,036,847
TELUS International CDA, Inc. (Philippines)(b)(c)	44,490	883,571
TFI International, Inc. (Canada)	14,124	1,522,567
Timken Co. (The)	11,115	854,188
Valmont Industries, Inc.	3,291	956,233
Wabtec Corp.	27,919	2,726,849

		40,211,096

Information Technology-9.11%
Amdocs Ltd.	18,913	1,725,811
Flex Ltd.(b)	70,953	1,459,503
GoDaddy, Inc., Class A(b)	24,543	1,857,414
Jabil, Inc.	20,633	1,612,469
Juniper Networks, Inc.	50,258	1,515,279
Littelfuse, Inc.	3,947	956,121
Skyworks Solutions, Inc.	26,122	2,766,320
TD SYNNEX Corp.	15,191	1,352,607
Teledyne Technologies, Inc.(b)	7,301	3,025,534
Trimble, Inc.(b)	39,377	1,854,657

		18,125,715

Materials-12.79%
AptarGroup, Inc.	10,278	1,218,046
Avery Dennison Corp.	12,769	2,227,935
Berry Global Group, Inc.	18,813	1,087,579
Eastman Chemical Co.(c)	18,791	1,583,518
Element Solutions, Inc.(c)	38,801	704,238
FMC Corp.	19,881	2,456,894
ICL Group Ltd. (Israel)(c)	198,641	1,227,601
International Flavors & Fragrances, Inc.	38,676	3,750,025
RPM International, Inc.	20,950	1,718,528
Sealed Air Corp.	23,733	1,138,947
Silgan Holdings, Inc.	17,370	855,646
Sonoco Products Co.	14,532	880,930
Suzano S.A., ADR (Brazil)(c)	224,076	1,785,886
Vulcan Materials Co.	20,797	3,641,971
WestRock Co.	38,676	1,157,573

		25,435,317

Real Estate-12.01%
AvalonBay Communities, Inc.	23,445	4,228,775
Brixmor Property Group, Inc.	48,087	1,025,696
Equity Residential	63,626	4,024,344
Essex Property Trust, Inc.	10,895	2,393,958
Federal Realty Investment Trust	13,138	1,299,217
Healthpeak Properties, Inc.	88,644	1,947,509
Mid-America Apartment Communities, Inc.	19,258	2,961,880
National Retail Properties, Inc.	29,512	1,283,772
Regency Centers Corp.	27,117	1,665,797
Terreno Realty Corp.	13,193	812,557
UDR, Inc.	54,479	2,251,617

		23,895,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Zacks Mid-Cap ETF (CZA)–(continued)

April 30, 2023

	Shares	Value
Utilities-13.04%
Ameren Corp.	42,994	$3,825,176
Avangrid, Inc.(c)	64,108	2,580,988
Clearway Energy, Inc., Class C(c)	32,332	981,923
CMS Energy Corp.	48,309	3,007,718
DTE Energy Co.	33,821	3,801,819
Entergy Corp.	34,335	3,693,759
Essential Utilities, Inc.	43,633	1,863,129
Evergy, Inc.	37,866	2,351,857
FirstEnergy Corp.	96,203	3,828,880

		25,935,249

Total Common Stocks & Other Equity Interests (Cost $199,076,975)		198,956,091

Money Market Funds-0.10%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(d)(e) (Cost $205,195)	205,195	205,195

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.13% (Cost $199,282,170)		199,161,286

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-4.02%
Invesco Private Government Fund, 4.83%(d)(e)(f)	2,237,909	$2,237,909
Invesco Private Prime Fund, 4.99%(d)(e)(f)	5,754,623	5,754,623

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,992,594)		7,992,532

TOTAL INVESTMENTS IN SECURITIES-104.15% (Cost $207,274,764)		207,153,818
OTHER ASSETS LESS LIABILITIES-(4.15)%		(8,258,328)

NET ASSETS-100.00%		$198,895,490

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2023	Dividend Income
Invesco Ltd.	$1,398,167	$94,042	$ (1,533,359)	$425,499	$(384,349)	$-	$42,315
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	405,744	8,808,222	(9,008,771)	-	-	205,195	6,846
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	5,151,726	74,588,590	(77,502,407)	-	-	2,237,909	114,382	*
Invesco Private Prime Fund	12,011,712	134,983,011	(141,240,670)	(62)	632	5,754,623	311,474	*

Total	$18,967,349	$218,473,865	$(229,285,207)	$425,437	$(383,717)	$8,197,727	$475,017

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Zacks Multi-Asset Income ETF (CVY)

April 30, 2023

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-79.64%
Communication Services-2.04%
KT Corp., ADR (South Korea)(b)	68,626	$775,474
Mobile TeleSystems PJSC, ADR (Russia)(c)(d)	152,493	0
Nexstar Media Group, Inc., Class A	3,403	590,250
TIM S.A., ADR (Brazil)	42,691	594,259

		1,959,983

Consumer Discretionary-3.42%
Foot Locker, Inc.	15,668	657,899
La-Z-Boy, Inc.(b)	10,151	291,638
LCI Industries(b)	2,931	331,086
M.D.C. Holdings, Inc.	9,016	369,386
Patrick Industries, Inc.(b)	4,607	316,178
Steven Madden Ltd.(b)	9,391	329,061
Whirlpool Corp.(b)	7,125	994,579

		3,289,827

Consumer Staples-4.85%
Ambev S.A., ADR (Brazil)	318,942	893,038
Bunge Ltd.	10,216	956,217
Coca-Cola FEMSA S.A.B. de C.V., ADR (Mexico)	8,219	693,848
Kroger Co. (The)	22,903	1,113,773
Tyson Foods, Inc., Class A	16,126	1,007,714

		4,664,590

Energy-26.76%
Alliance Resource Partners L.P.	60,147	1,256,471
APA Corp.	25,710	947,414
Black Stone Minerals L.P.	76,165	1,259,769
BP PLC, ADR (United Kingdom)	16,680	671,870
California Resources Corp.(b)	16,925	685,463
Canadian Natural Resources Ltd. (Canada)(b)	18,031	1,099,350
Chesapeake Energy Corp.(b)	12,425	1,027,299
Chord Energy Corp.	5,065	720,901
Civitas Resources, Inc.(b)	9,799	676,621
Comstock Resources, Inc.(b)	55,917	643,046
Crescent Point Energy Corp. (Canada)	97,070	718,318
Delek US Holdings, Inc.(b)	25,016	544,098
Energy Transfer L.P.	69,763	898,547
Enterprise Products Partners L.P.	27,416	721,315
EOG Resources, Inc.	8,491	1,014,420
Exxon Mobil Corp.	9,083	1,074,882
Genesis Energy L.P.	46,141	514,934
Global Partners L.P.	19,580	603,064
Holly Energy Partners L.P.	39,702	661,435
Imperial Oil Ltd. (Canada)	6,728	342,657
Marathon Petroleum Corp.	8,011	977,342
MPLX L.P.	24,493	857,010
Murphy Oil Corp.	17,123	628,585
Northern Oil and Gas, Inc.	21,084	699,356
NuStar Energy L.P.	60,107	966,521
Phillips 66	10,024	992,376
Plains All American Pipeline L.P.	59,882	772,478
Shell PLC, ADR (Netherlands)(b)	10,636	659,219
Suncor Energy, Inc. (Canada)	30,111	943,077
TotalEnergies SE, ADR (France)	9,365	598,704

	Shares	Value
Energy-(continued)
Valero Energy Corp.	7,593	$870,689
Western Midstream Partners L.P.	25,887	685,229

		25,732,460

Financials-17.60%
Ally Financial, Inc.	32,979	869,986
Apollo Commercial Real Estate Finance, Inc.(b)	20,751	210,000
Bank of America Corp.	29,349	859,339
BankUnited, Inc.	9,519	214,653
Berkshire Hills Bancorp, Inc.(b)	11,349	241,393
Cathay General Bancorp	7,618	242,786
Citigroup, Inc.	19,957	939,376
Credicorp Ltd. (Peru)	5,192	703,412
East West Bancorp, Inc.	8,782	453,942
Equitable Holdings, Inc.	21,329	554,341
Fidelity National Financial, Inc.(b)	16,947	601,449
First Bancorp	23,392	274,856
Goldman Sachs Group, Inc. (The)	2,768	950,642
HSBC Holdings PLC, ADR (United Kingdom)(b)	15,973	575,827
Jefferies Financial Group, Inc.	17,680	566,290
Lloyds Banking Group PLC, ADR (United Kingdom)	237,628	575,060
MetLife, Inc.	14,247	873,768
MGIC Investment Corp.	48,832	726,132
Mizuho Financial Group, Inc., ADR (Japan)(b)	151,954	442,186
Navient Corp.	18,356	303,608
PacWest Bancorp(b)	24,276	246,401
Popular, Inc.	9,494	569,735
Radian Group, Inc.(b)	15,328	372,011
SLM Corp.(b)	23,178	348,134
Stewart Information Services Corp.(b)	7,754	322,954
Sumitomo Mitsui Financial Group, Inc., ADR (Japan)(b)	60,824	499,365
Synchrony Financial	28,001	826,310
Synovus Financial Corp.	16,113	496,280
Unum Group	15,270	644,394
Virtus Investment Partners, Inc.	1,585	288,803
Washington Federal, Inc.(b)	9,499	266,352
Wells Fargo & Co.	21,740	864,165

		16,923,950

Health Care-3.12%
CVS Health Corp.	11,575	848,563
Organon & Co.	25,159	619,666
Pfizer, Inc.	23,774	924,571
Takeda Pharmaceutical Co. Ltd., ADR (Japan)	36,944	612,901

		3,005,701

Industrials-2.75%
Danaos Corp. (Greece)	5,665	328,173
Global Ship Lease, Inc., Class A (United Kingdom)	17,274	330,624
Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR (Mexico)	3,010	534,486
Ryder System, Inc.	3,441	272,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Zacks Multi-Asset Income ETF (CVY)–(continued)

April 30, 2023

	Shares	Value
Industrials-(continued)
Textainer Group Holdings Ltd. (China)(b)	10,294	$361,319
Triton International Ltd. (Bermuda)	9,864	815,457

		2,642,449

Information Technology-1.36%
Avnet, Inc.	7,328	302,353
HP, Inc.	34,031	1,011,061

		1,313,414

Materials-5.96%
Algoma Steel Group, Inc. (Canada)	44,395	328,079
Celanese Corp.	8,758	930,450
Chemours Co. (The)	19,755	574,278
Cia Siderurgica Nacional S.A., ADR (Brazil)	293,192	835,597
Gerdau S.A., ADR (Brazil)(b)	189,913	947,666
Nutrien Ltd. (Canada)	12,940	898,036
SunCoke Energy, Inc.	36,275	282,220
Tronox Holdings PLC, Class A	22,068	302,111
WestRock Co.	21,111	631,852

		5,730,289

Real Estate-9.83%
Apple Hospitality REIT, Inc.	31,057	462,439
Corporate Office Properties Trust	15,826	362,257
Essential Properties Realty Trust, Inc.	22,035	545,366
Getty Realty Corp.	7,683	256,074
Iron Mountain, Inc.(b)	19,053	1,052,488
Kite Realty Group Trust(b)	40,644	842,144
Lamar Advertising Co., Class A	9,606	1,015,162
Macerich Co. (The)(b)	36,357	363,207
National Retail Properties, Inc.	22,050	959,175
Outfront Media, Inc.	33,109	551,596
Simon Property Group, Inc.	8,226	932,170
STAG Industrial, Inc.	22,466	760,923
Tanger Factory Outlet Centers, Inc.	16,910	331,605
VICI Properties, Inc.	30,037	1,019,456

		9,454,062

Utilities-1.95%
Otter Tail Corp.(b)	4,744	341,331
Suburban Propane Partners L.P.	52,184	820,332
Vistra Corp.	29,794	710,885

		1,872,548

Total Common Stocks & Other Equity Interests (Cost $79,439,761)		76,589,273

Preferred Stocks-10.01%
Communication Services-1.00%
AT&T, Inc., Series C, Pfd., 4.75%	46,110	962,777

Financials-9.01%
Arch Capital Group Ltd., Series G, Pfd., 4.55%	12,849	246,444
Bank of America Corp., Series L, Conv. Pfd., 7.25%	917	1,085,664
Bank of America Corp., Series QQ, Pfd., 4.25%	56,923	1,075,275
Capital One Financial Corp., Series L, Pfd., 4.38%	17,886	313,184
First Republic Bank, Series N, Pfd., 4.50%	22,348	39,332

	Shares	Value
Financials-(continued)
JPMorgan Chase & Co., Series EE, Pfd., 6.00%	43,431	$1,110,965
Lincoln National Corp., Series D, Pfd., 9.00%(b)	39,746	1,048,102
Morgan Stanley, Series P, Pfd., 6.50%	36,669	958,528
Wells Fargo & Co., Class A, Series L, Conv. Pfd., 7.50%	920	1,074,587
Wells Fargo & Co., Series Z, Pfd., 4.75%	55,034	1,107,284
Wells Fargo & Co., Series CC, Pfd., 4.38%	33,263	607,050

		8,666,415

Total Preferred Stocks (Cost $11,009,598)		9,629,192

Closed-End Funds-9.97%
Allspring Income Opportunities Fund	39,956	254,919
Ares Dynamic Credit Allocation Fund, Inc.	22,521	272,279
Blackstone Strategic Credit Fund	37,669	404,188
DoubleLine Income Solutions Fund(b)	93,302	1,095,366
DoubleLine Yield Opportunities Fund(b)	47,304	656,107
Eaton Vance Limited Duration Income Fund	85,013	794,872
First Trust High Yield Opportunities 2027 Term Fund	30,014	423,798
Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	18,719	335,444
Flaherty & Crumrine Preferred & Income Securities Fund, Inc.	31,038	436,394
GAMCO Global Gold Natural Resources & Income Trust(b)	122,914	459,698
Highland Income Fund	43,293	373,619
Nuveen Preferred & Income Opportunities Fund	63,217	405,221
Nuveen Taxable Municipal Income Fund	21,859	355,646
PGIM Global High Yield Fund, Inc.	37,152	410,901
PGIM High Yield Bond Fund, Inc.	28,887	359,065
PIMCO Access Income Fund(b)	56,068	806,258
Western Asset Diversified Income Fund(b)	43,666	582,504
Western Asset Emerging Markets Debt Fund, Inc.(b)	51,852	449,557
Western Asset High Income Opportunity Fund, Inc.	64,564	245,343
Western Asset Inflation-Linked Opportunities & Income Fund	51,181	471,889

Total Closed-End Funds (Cost $10,925,381)		9,593,068

Money Market Funds-0.43%
Invesco Government & Agency Portfolio, Institutional Class, 4.78%(e)(f) (Cost $419,085)	419,085	419,085

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $101,793,825)		96,230,618

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Zacks Multi-Asset Income ETF (CVY)–(continued)

April 30, 2023

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-14.85%
Invesco Private Government Fund, 4.83%(e)(f)(g)	4,129,257	$4,129,257
Invesco Private Prime Fund, 4.99%(e)(f)(g)	10,150,235	10,150,235

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,280,394)		14,279,492

TOTAL INVESTMENTS IN SECURITIES-114.90% (Cost $116,074,219)		110,510,110
OTHER ASSETS LESS LIABILITIES-(14.90)%		(14,334,762)

NET ASSETS-100.00%		$96,175,348

Investment Abbreviations:

ADR	-	American Depositary Receipt
Conv	-	Convertible
Pfd.	-	Preferred
REIT	-	Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2023.
(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2023.

	Value April 30, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2023	Dividend Income
Invesco Ltd.	$689,140	$543,334	$(1,193,537)	$(189,210)	$150,273	$-	$25,712
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	28,298	10,547,941	(10,157,154)	-	-	419,085	6,561
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	5,227,180	52,865,147	(53,963,070)	-	-	4,129,257	116,137	*
Invesco Private Prime Fund	11,906,148	100,193,645	(101,949,878)	(1,885)	2,205	10,150,235	321,665	*

Total	$17,850,766	$164,150,067	$(167,263,639)	$(191,095)	$152,478	$14,698,577	$470,075

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Statements of Assets and Liabilities

April 30, 2023

	Invesco Dynamic Large Cap Growth ETF (PWB)	Invesco Dynamic Large Cap Value ETF (PWV)	Invesco S&P 100 Equal Weight ETF (EQWL)	Invesco S&P 500 GARP ETF (SPGP)
Assets:
Unaffiliated investments in securities, at value(a)	$604,053,421	$774,588,920	$217,979,019	$2,866,236,114
Affiliated investments in securities, at value	24,208,069	-	14,819,310	197,684,373
Cash	-	-	15,180	-
Receivable for:
Dividends	180,206	1,198,449	300,581	2,185,780
Securities lending	3,260	1,911	892	15,267
Investments sold	-	-	-	1,699,814
Fund shares sold	-	-	-	51,843,542
Foreign tax reclaims	-	-	-	-
Other assets	59,099	72,406	4,362	1,010

Total assets	628,504,055	775,861,686	233,119,344	3,119,665,900

Liabilities:
Due to custodian	-	243,979	-	64,749
Payable for:
Investments purchased	-	-	-	51,877,855
Investments purchased—affiliated broker	-	-	-	-
Collateral upon return of securities loaned	24,049,833	-	14,801,839	197,690,775
Fund shares repurchased	-	-	-	1,698,664
Expenses recaptured	-	-	-	-
Accrued advisory fees	246,258	318,735	24,319	658,032
Accrued trustees’ and officer’s fees	100,284	138,731	50,078	48,687
Accrued expenses	167,146	422,581	74,900	422,064
Other payables	-	-	-	-
Total liabilities	24,563,521	1,124,026	14,951,136	252,460,826

Net Assets	$603,940,534	$774,737,660	$218,168,208	$2,867,205,074

Net assets consist of:
Shares of beneficial interest	$827,440,254	$1,274,924,760	$219,498,024	$3,019,998,608
Distributable earnings (loss)	(223,499,720)	(500,187,100)	(1,329,816)	(152,793,534)

Net Assets	$603,940,534	$774,737,660	$218,168,208	$2,867,205,074

Shares outstanding (unlimited amount authorized, $0.01 par value)	9,220,000	16,930,000	2,770,000	33,310,000
Net asset value	$65.50	$45.76	$78.76	$86.08

Market price	$65.48	$45.75	$78.76	$86.07

Unaffiliated investments in securities, at cost	$563,407,019	$768,822,330	$208,321,717	$2,776,716,408

Affiliated investments in securities, at cost	$24,208,099	$-	$14,819,310	$197,690,775

(a) Includes securities on loan with an aggregate value of:	$23,948,002	$-	$14,757,754	$196,573,174

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco S&P 500 Value with Momentum ETF (SPVM)	Invesco S&P MidCap Momentum ETF (XMMO)	Invesco S&P MidCap Quality ETF (XMHQ)	Invesco S&P MidCap Value with Momentum ETF (XMVM)	Invesco S&P SmallCap Momentum ETF (XSMO)	Invesco S&P SmallCap Value with Momentum ETF (XSVM)	Invesco Zacks Mid-Cap ETF (CZA)	Invesco Zacks Multi-Asset Income ETF (CVY)

$42,002,297	$1,052,648,001	$714,400,037	$170,105,330	$177,933,509	$612,501,119	$198,956,091	$95,811,533
22,944	99,663,147	106,227,854	36,106,151	41,569,539	117,380,588	8,197,727	14,698,577
-	-	320	-	-	-	-	-
61,449	319,827	180,214	44,472	89,298	229,737	42,204	173,587
-	10,561	6,666	4,839	3,873	12,654	15,525	13,056
-	-	-	-	4,014,402	-	852,260	72,428
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	5,434
18,438	156,357	-	-	14,006	-	12,732	14,065

42,105,128	1,152,797,893	820,815,091	206,260,792	223,624,627	730,124,098	208,076,539	110,788,680

-	-	-	175	-	-	-	36,688
-	-	-	-	154,382	-	-	25,272
-	-	-	-	26,747	-	-	-
-	99,333,615	105,685,513	35,872,454	41,327,721	117,357,003	7,992,594	14,280,394
-	-	-	-	4,021,335	-	857,336	-
-	-	-	-	-	832	-	-
1,856	251,874	80,029	37,020	36,001	149,090	73,188	26,268
39,189	72,993	48,629	52,518	51,087	56,345	11,007	10,235
65,884	85,646	132,288	70,182	85,299	229,681	246,924	234,015
-	-	-	-	-	-	-	460

106,929	99,744,128	105,946,459	36,032,349	45,702,572	117,792,951	9,181,049	14,613,332

$41,998,199	$1,053,053,765	$714,868,632	$170,228,443	$177,922,055	$612,331,147	$198,895,490	$96,175,348

$66,063,418	$1,302,686,139	$732,631,746	$235,406,580	$261,289,575	$825,553,650	$334,911,549	$549,245,435
(24,065,219)	(249,632,374)	(17,763,114)	(65,178,137)	(83,367,520)	(213,222,503)	(136,016,059)	(453,070,087)

$41,998,199	$1,053,053,765	$714,868,632	$170,228,443	$177,922,055	$612,331,147	$198,895,490	$96,175,348

880,000	14,030,000	9,670,000	4,000,000	3,970,000	13,890,000	2,300,000	4,480,800
$47.73	$75.06	$73.93	$42.56	$44.82	$44.08	$86.48	$21.46

$47.71	$75.05	$73.92	$42.50	$44.77	$44.07	$86.48	$21.48

$44,811,249	$986,830,689	$672,647,335	$172,525,703	$171,083,619	$623,224,509	$199,076,975	$101,374,740

$22,944	$99,666,826	$106,232,620	$36,106,513	$41,571,326	$117,386,498	$8,197,789	$14,699,479

$-	$97,459,792	$105,029,499	$35,374,361	$40,495,564	$115,533,784	$7,830,601	$14,104,985

58

Statements of Operations

For the year ended April 30, 2023

	Invesco Dynamic Large Cap Growth ETF (PWB)	Invesco Dynamic Large Cap Value ETF (PWV)	Invesco S&P 100 Equal Weight ETF (EQWL)	Invesco S&P 500 GARP ETF (SPGP)
Investment income:
Unaffiliated dividend income	$5,519,595	$22,715,221	$3,547,088	$27,103,816
Affiliated dividend income	5,825	13,691	2,001	55,080
Non-cash dividend income	-	-	-	-
Securities lending income, net	40,551	19,698	6,713	114,601
Foreign withholding tax	(12,065)	-	-	-

Total investment income	5,553,906	22,748,610	3,555,802	27,273,497

Expenses:
Advisory fees	2,884,660	3,959,035	361,882	4,803,470
Sub-licensing fees	173,076	237,538	38,273	581,636
Accounting & administration fees	50,867	63,523	20,249	86,858
Professional fees	38,024	41,799	38,189	44,596
Printing fees	25,875	25,149	23,810	79,886
Custodian & transfer agent fees	16,659	6,664	7,432	13,239
Trustees’ and officer’s fees	5,906	5,008	5,190	16,106
Recapture (Note 3)	-	-	-	-
Other expenses	38,701	34,179	25,891	36,246

Total expenses	3,233,768	4,372,895	520,916	5,662,037

Less: Waivers	(169)	(522)	(159,108)	(1,352)

Net expenses	3,233,599	4,372,373	361,808	5,660,685

Net investment income	2,320,307	18,376,237	3,193,994	21,612,812

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(56,631,095)	(47,004,719)	(4,913,841)	(199,675,495)
Affiliated investment securities	5,367	(641)	(765)	3,772
Unaffiliated in-kind redemptions	20,896,258	57,564,699	5,406,506	67,401,548
Affiliated in-kind redemptions	-	-	-	-
Foreign currencies	-	-	-	-

Net realized gain (loss)	(35,729,470)	10,559,339	491,900	(132,270,175)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	49,657,859	(27,734,121)	5,541,563	132,309,974
Affiliated investment securities	(865)	(1,380)	(146)	(7,144)
Foreign currencies	-	-	-	-

Change in net unrealized appreciation (depreciation)	49,656,994	(27,735,501)	5,541,417	132,302,830

Net realized and unrealized gain (loss)	13,927,524	(17,176,162)	6,033,317	32,655

Net increase (decrease) in net assets resulting from operations	$16,247,831	$1,200,075	$9,227,311	$21,645,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco S&P 500 Value with Momentum ETF (SPVM)	Invesco S&P MidCap Momentum ETF (XMMO)	Invesco S&P MidCap Quality ETF (XMHQ)	Invesco S&P MidCap Value with Momentum ETF (XMVM)	Invesco S&P SmallCap Momentum ETF (XSMO)	Invesco S&P SmallCap Value with Momentum ETF (XSVM)	Invesco Zacks Mid-Cap ETF (CZA)	Invesco Zacks Multi-Asset Income ETF (CVY)

$1,411,842	$17,963,186	$6,008,961	$4,695,566	$2,902,026	$10,751,179	$3,819,342	$5,055,387
8,194	13,597	10,262	5,551	3,575	184,392	49,161	32,273
-	-	-	-	-	1,081,217	-	27,151
79	167,235	192,802	56,127	32,729	220,893	134,582	232,659
-	-	-	-	(8,725)	(15,322)	(39,039)	(73,034)

1,420,115	18,144,018	6,212,025	4,757,244	2,929,605	12,222,359	3,964,046	5,274,436

142,364	2,853,376	906,785	606,477	475,092	1,967,482	1,033,906	517,939
9,818	197,628	120,610	67,805	44,108	255,181	285,174	130,384
15,962	82,706	40,724	27,998	22,031	73,606	26,455	21,225
36,106	38,058	38,804	33,673	36,798	40,557	37,512	37,410
18,070	87,021	44,242	32,958	54,198	80,452	15,789	14,113
5,910	15,913	8,810	5,097	9,172	8,999	7,202	10,232
5,288	11,379	7,155	5,901	5,384	9,833	9,125	8,197
-	-	-	26,196	343	-	52,954	-
22,693	51,980	27,692	29,631	35,592	29,344	16,716	13,528

256,211	3,338,061	1,194,822	835,736	682,718	2,465,454	1,484,833	753,028

(64,821)	(459)	(288,507)	(20,333)	(43,912)	(378)	(201)	(1,259)

191,390	3,337,602	906,315	815,403	638,806	2,465,076	1,484,632	751,769

1,228,725	14,806,416	5,305,710	3,941,841	2,290,799	9,757,283	2,479,414	4,522,667

(5,731,070)	(168,182,220)	(46,766,860)	(27,488,184)	(33,809,002)	(135,616,541)	(11,013,425)	(4,009,866)
(279,167)	21,321	1,775	2,985	2,583	(11,162,457)	(375,901)	109,154
5,303,213	10,670,341	2,978,757	6,015,906	4,394,852	30,265,999	1,159,002	1,202,923
-	-	-	-	-	1,304,005	(7,816)	43,324
-	-	-	-	-	-	(941)	119

(707,024)	(157,490,558)	(43,786,328)	(21,469,293)	(29,411,567)	(115,208,994)	(10,239,081)	(2,654,346)

(3,726,228)	73,726,140	68,150,365	8,988,036	15,254,900	26,737,109	2,936,836	(1,476,045)
197,725	(5,718)	(8,027)	(631)	(2,636)	(4,374,059)	425,437	(191,095)
-	-	-	-	-	-	66	-

(3,528,503)	73,720,422	68,142,338	8,987,405	15,252,264	22,363,050	3,362,339	(1,667,140)

(4,235,527)	(83,770,136)	24,356,010	(12,481,888)	(14,159,303)	(92,845,944)	(6,876,742)	(4,321,486)

$(3,006,802)	$(68,963,720)	$29,661,720	$(8,540,047)	$(11,868,504)	$(83,088,661)	$(4,397,328)	$201,181

60

Statements of Changes in Net Assets

For the years ended April 30, 2023 and 2022

	Invesco Dynamic Large Cap Growth ETF (PWB)		Invesco Dynamic Large Cap Value ETF (PWV)
	2023	2022	2023	2022
Operations:
Net investment income	$2,320,307	$376,783	$18,376,237	$16,769,438
Net realized gain (loss)	(35,729,470)	95,003,839	10,559,339	99,233,903
Change in net unrealized appreciation (depreciation)	49,656,994	(166,843,881)	(27,735,501)	(70,470,743)

Net increase (decrease) in net assets resulting from operations	16,247,831	(71,463,259)	1,200,075	45,532,598

Distributions to Shareholders from:
Distributable earnings	(2,438,421)	(365,218)	(19,146,951)	(15,751,004)

Shareholder Transactions:
Proceeds from shares sold.	145,329,624	683,790,394	400,760,163	862,210,535
Value of shares repurchased	(168,616,074)	(751,700,890)	(410,158,765)	(826,385,789)

Net increase (decrease) in net assets resulting from share transactions	(23,286,450)	(67,910,496)	(9,398,602)	35,824,746

Net increase (decrease) in net assets	(9,477,040)	(139,738,973)	(27,345,478)	65,606,340

Net assets:
Beginning of year	613,417,574	753,156,547	802,083,138	736,476,798

End of year	$603,940,534	$613,417,574	$774,737,660	$802,083,138

Changes in Shares Outstanding:
Shares sold	2,260,000	9,010,000	8,310,000	18,430,000
Shares repurchased	(2,670,000)	(9,950,000)	(8,570,000)	(17,900,000)
Shares outstanding, beginning of year	9,630,000	10,570,000	17,190,000	16,660,000

Shares outstanding, end of year	9,220,000	9,630,000	16,930,000	17,190,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco S&P 100 Equal Weight ETF (EQWL)		Invesco S&P 500 GARP ETF (SPGP)		Invesco S&P 500 Value with Momentum ETF (SPVM)
2023	2022	2023	2022	2023	2022

$3,193,994	$2,086,410	$21,612,812	$5,850,729	$1,228,725	$693,535
491,900	12,799,261	(132,270,175)	59,816,066	(707,024)	4,923,278
5,541,417	(16,759,791)	132,302,830	(95,486,047)	(3,528,503)	(4,980,772)

9,227,311	(1,874,120)	21,645,467	(29,819,252)	(3,006,802)	636,041

(3,066,329)	(2,001,177)	(20,629,556)	(5,341,272)	(1,302,225)	(604,427)

113,870,616	64,567,907	2,728,334,473	1,038,392,786	32,326,264	58,806,721
(19,456,295)	(32,717,663)	(695,895,701)	(581,218,960)	(43,699,858)	(36,529,195)

94,414,321	31,850,244	2,032,438,772	457,173,826	(11,373,594)	22,277,526

100,575,303	27,974,947	2,033,454,683	422,013,302	(15,682,621)	22,309,140

117,592,905	89,617,958	833,750,391	411,737,089	57,680,820	35,371,680

$218,168,208	$117,592,905	$2,867,205,074	$833,750,391	$41,998,199	$57,680,820

1,500,000	780,000	32,100,000	11,450,000	630,000	1,140,000
(260,000)	(400,000)	(8,540,000)	(6,530,000)	(880,000)	(740,000)
1,530,000	1,150,000	9,750,000	4,830,000	1,130,000	730,000

2,770,000	1,530,000	33,310,000	9,750,000	880,000	1,130,000

62

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2023 and 2022

	Invesco S&P MidCap Momentum ETF (XMMO)		Invesco S&P MidCap Quality ETF (XMHQ)
	2023	2022	2023	2022
Operations:
Net investment income	$14,806,416	$6,330,288	$5,305,710	$3,813,837
Net realized gain (loss)	(157,490,558)	119,896,964	(43,786,328)	16,501,103
Change in net unrealized appreciation (depreciation)	73,720,422	(159,804,900)	68,142,338	(58,434,417)

Net increase (decrease) in net assets resulting from operations	(68,963,720)	(33,577,648)	29,661,720	(38,119,477)

Distributions to Shareholders from:
Distributable earnings	(15,255,789)	(5,860,692)	(5,571,866)	(3,640,191)

Shareholder Transactions:
Proceeds from shares sold	330,942,497	823,003,559	403,872,171	284,230,745
Value of shares repurchased	(88,079,379)	(833,089,042)	(42,917,144)	(158,514,963)

Net increase (decrease) in net assets resulting from share transactions	242,863,118	(10,085,483)	360,955,027	125,715,782

Net increase (decrease) in net assets	158,643,609	(49,523,823)	385,044,881	83,956,114

Net assets:
Beginning of year	894,410,156	943,933,979	329,823,751	245,867,637

End of year	$1,053,053,765	$894,410,156	$714,868,632	$329,823,751

Changes in Shares Outstanding:
Shares sold	4,280,000	9,520,000	5,600,000	3,660,000
Shares repurchased	(1,160,000)	(9,650,000)	(640,000)	(2,100,000)
Shares outstanding, beginning of year	10,910,000	11,040,000	4,710,000	3,150,000

Shares outstanding, end of year	14,030,000	10,910,000	9,670,000	4,710,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco S&P MidCap Value with Momentum ETF (XMVM)		Invesco S&P SmallCap Momentum ETF (XSMO)		Invesco S&P SmallCap Value with Momentum ETF (XSVM)
2023	2022	2023	2022	2023	2022

$3,941,841	$2,925,259	$2,290,799	$835,815	$9,757,283	$6,652,864
(21,469,293)	9,464,877	(29,411,567)	10,419,114	(115,208,994)	46,748,587
8,987,405	(31,025,967)	15,252,264	(22,609,377)	22,363,050	(83,506,267)

(8,540,047)	(18,635,831)	(11,868,504)	(11,354,448)	(83,088,661)	(30,104,816)

(3,875,612)	(2,951,914)	(2,369,992)	(643,957)	(10,428,984)	(7,211,062)

33,533,313	329,697,440	82,998,607	134,709,434	229,247,727	826,529,006
(107,959,085)	(183,761,913)	(36,490,054)	(148,607,414)	(234,474,173)	(337,456,810)

(74,425,772)	145,935,527	46,508,553	(13,897,980)	(5,226,446)	489,072,196

(86,841,431)	124,347,782	32,270,057	(25,896,385)	(98,744,091)	451,756,318

257,069,874	132,722,092	145,651,998	171,548,383	711,075,238	259,318,920

$170,228,443	$257,069,874	$177,922,055	$145,651,998	$612,331,147	$711,075,238

760,000	6,950,000	1,710,000	2,490,000	4,830,000	15,650,000
(2,520,000)	(4,050,000)	(770,000)	(2,810,000)	(5,150,000)	(6,710,000)
5,760,000	2,860,000	3,030,000	3,350,000	14,210,000	5,270,000

4,000,000	5,760,000	3,970,000	3,030,000	13,890,000	14,210,000

64

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2023 and 2022

	Invesco Zacks Mid-Cap ETF (CZA)		Invesco Zacks Multi-Asset Income ETF (CVY)
	2023	2022	2023	2022
Operations:
Net investment income	$2,479,414	$2,605,072	$4,522,667	$3,567,812
Net realized gain (loss)	(10,239,081)	42,731,341	(2,654,346)	16,936,252
Change in net unrealized appreciation (depreciation)	3,362,339	(39,236,166)	(1,667,140)	(23,467,869)

Net increase (decrease) in net assets resulting from operations	(4,397,328)	6,100,247	201,181	(2,963,805)

Distributions to Shareholders from:
Distributable earnings	(3,585,713)	(2,026,356)	(5,592,580)	(3,371,434)

Shareholder Transactions:
Proceeds from shares sold	12,663,945	262,504,961	5,356,914	52,051,477
Value of shares repurchased	(17,520,576)	(281,641,386)	(17,939,985)	(65,102,764)

Net increase (decrease) in net assets resulting from share transactions	(4,856,631)	(19,136,425)	(12,583,071)	(13,051,287)

Net increase (decrease) in net assets	(12,839,672)	(15,062,534)	(17,974,470)	(19,386,526)

Net assets:
Beginning of year	211,735,162	226,797,696	114,149,818	133,536,344

End of year	$198,895,490	$211,735,162	$96,175,348	$114,149,818

Changes in Shares Outstanding:
Shares sold	140,000	2,840,000	250,000	2,110,000
Shares repurchased	(200,000)	(3,030,000)	(810,000)	(2,620,000)
Shares outstanding, beginning of year	2,360,000	2,550,000	5,040,800	5,550,800

Shares outstanding, end of year	2,300,000	2,360,000	4,480,800	5,040,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Financial Highlights

Invesco Dynamic Large Cap Growth ETF (PWB)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$63.70	$71.25	$48.91	$48.75	$43.32
Net investment income(a)	0.25	0.04	0.08	0.19	0.48
Net realized and unrealized gain (loss) on investments	1.81	(7.55)	22.34	0.24	5.39
Total from investment operations	2.06	(7.51)	22.42	0.43	5.87
Distributions to shareholders from:
Net investment income	(0.26)	(0.04)	(0.08)	(0.27)	(0.44)
Net asset value at end of year	$65.50	$63.70	$71.25	$48.91	$48.75
Market price at end of year(b)	$65.48	$63.74	$71.25	$48.93	$48.77
Net Asset Value Total Return(c)	3.27%	(10.55)%	45.89%	0.92%	13.69%
Market Price Total Return(c)	3.18%	(10.50)%	45.83%	0.91%	13.57%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$603,941	$613,418	$753,157	$613,853	$758,057
Ratio to average net assets of:
Expenses	0.56%	0.55%	0.56%	0.56%	0.55%
Net investment income	0.40%	0.05%	0.13%	0.38%	1.06%
Portfolio turnover rate(d)	123%	129%	118%	166%	181%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Large Cap Value ETF (PWV)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$46.66	$44.21	$33.19	$36.73	$36.10
Net investment income(a)	1.07	0.99	0.91	0.91	0.84
Net realized and unrealized gain (loss) on investments	(0.85)	2.40	11.05	(3.52)	0.68
Total from investment operations	0.22	3.39	11.96	(2.61)	1.52
Distributions to shareholders from:
Net investment income	(1.12)	(0.94)	(0.94)	(0.93)	(0.89)
Net asset value at end of year	$45.76	$46.66	$44.21	$33.19	$36.73
Market price at end of year(b)	$45.75	$46.66	$44.20	$33.23	$36.74
Net Asset Value Total Return(c)	0.53%	7.72%	36.68%	(7.12)%	4.32%
Market Price Total Return(c)	0.52%	7.75%	36.50%	(7.04)%	4.26%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$774,738	$802,083	$736,477	$678,709	$1,041,362
Ratio to average net assets of:
Expenses	0.55%	0.55%	0.58%	0.56%	0.55%
Net investment income	2.32%	2.12%	2.47%	2.43%	2.33%
Portfolio turnover rate(d)	104%	113%	149%	142%	189%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights—(continued)

Invesco S&P 100 Equal Weight ETF (EQWL)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$76.86	$77.93	$53.60	$56.90		$52.38

Net investment income(a)	1.66	1.57	1.34	1.30		1.14
Net realized and unrealized gain (loss) on investments	1.85	(1.14)	24.35	(3.22)		4.52

Total from investment operations	3.51	0.43	25.69	(1.92)		5.66

Distributions to shareholders from:
Net investment income	(1.61)	(1.50)	(1.36)	(1.38)		(1.14)

Net asset value at end of year	$78.76	$76.86	$77.93	$53.60		$56.90

Market price at end of year(b)	$78.76	$76.71	$77.98	$53.54		$56.91

Net Asset Value Total Return(c)	4.75%	0.46%	48.53%	(3.34)%		11.04%
Market Price Total Return(c)	4.95%	0.20%	48.79%	(3.46)%		10.98%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$218,168	$117,593	$89,618	$53,604		$59,749
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.26	%(d)	0.25%
Expenses, prior to Waivers	0.36%	0.35%	0.40%	0.40	%(d)	0.41%
Net investment income	2.21%	1.90%	2.08%	2.28	%(d)	2.13%
Portfolio turnover rate(e)	17%	15%	20%	51%		24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights–(continued)

Invesco S&P 500 GARP ETF (SPGP)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$85.51	$85.25	$51.39	$55.20	$47.90
Net investment income(a)	1.10	0.75	0.71	0.71	0.47
Net realized and unrealized gain (loss) on investments	0.50	0.17 (b)	33.95	(3.81)	7.29
Total from investment operations	1.60	0.92	34.66	(3.10)	7.76
Distributions to shareholders from:
Net investment income	(1.03)	(0.66)	(0.80)	(0.71)	(0.46)
Net asset value at end of year	$86.08	$85.51	$85.25	$51.39	$55.20
Market price at end of year(c)	$86.07	$85.51	$85.34	$51.43	$55.18
Net Asset Value Total Return(d)	1.96%	1.04%	67.94%	(5.56)%	16.35%
Market Price Total Return(d)	1.95%	0.94%	67.99%	(5.45)%	16.20%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,867,205	$833,750	$411,737	$244,088	$229,088
Ratio to average net assets of:
Expenses	0.34%	0.33%	0.36%	0.34%	0.36%
Net investment income	1.30%	0.83%	1.07%	1.23%	0.92%
Portfolio turnover rate(e)	49%	50%	68%	110%	17%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timingof shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights–(continued)

Invesco S&P 500 Value with Momentum ETF (SPVM)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$51.04	$48.45	$31.56	$40.00		$38.01
Net investment income(a)	1.22	0.84	0.78	0.87		1.03
Net realized and unrealized gain (loss) on investments	(3.22)	2.50 (b)	16.94	(8.26)		2.06
Total from investment operations	(2.00)	3.34	17.72	(7.39)		3.09
Distributions to shareholders from:
Net investment income	(1.31)	(0.75)	(0.83)	(1.05)		(1.10)
Net asset value at end of year	$47.73	$51.04	$48.45	$31.56		$40.00
Market price at end of year(c)	$47.71	$50.98	$48.46	$31.62		$39.99
Net Asset Value Total Return(d)	(3.87)%	6.94%	56.93%	(18.74)%		8.40%
Market Price Total Return(d)	(3.80)%	6.80%	56.68%	(18.57)%		8.31%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$41,998	$57,681	$35,372	$44,190		$96,009
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.40	%(e)	0.39%
Expenses, prior to Waivers	0.52%	0.48%	0.57%	0.45	%(e)	0.41%
Net investment income	2.50%	1.64%	2.07%	2.24	%(e)	2.70%
Portfolio turnover rate(f)	77%	71%	83%	127%		32%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Financial Highlights–(continued)

Invesco S&P MidCap Momentum ETF (XMMO)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$81.98	$85.50	$54.07	$59.05	$45.61
Net investment income(a)	1.15	0.58	0.32	0.49	0.06
Net realized and unrealized gain (loss) on investments	(6.89)	(3.56)	31.45	(4.92)	13.47
Total from investment operations	(5.74)	(2.98)	31.77	(4.43)	13.53
Distributions to shareholders from:
Net investment income	(1.18)	(0.54)	(0.34)	(0.55)	(0.09)
Net asset value at end of year.	$75.06	$81.98	$85.50	$54.07	$59.05
Market price at end of year(b)	$75.05	$82.00	$85.51	$54.17	$59.07
Net Asset Value Total Return(c)	(6.97)%	(3.50)%	58.94%	(7.45)%	29.72%
Market Price Total Return(c)	(7.01)%	(3.49)%	58.66%	(7.32)%	29.48%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,053,054	$894,410	$943,934	$519,048	$625,899
Ratio to average net assets of:
Expenses	0.34%	0.33%	0.33%	0.34%	0.39%
Net investment income	1.50%	0.67%	0.44%	0.84%	0.12%
Portfolio turnover rate(d)	129%	135%	100%	194%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco S&P MidCap Quality ETF (XMHQ)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$70.03	$78.05	$47.16	$50.74		$47.29
Net investment income(a)	1.03	1.00	0.77	0.67		0.66
Net realized and unrealized gain (loss) on investments	3.98	(8.07)	30.84	(3.49)		3.46
Total from investment operations.	5.01	(7.07)	31.61	(2.82)		4.12
Distributions to shareholders from:
Net investment income	(1.11)	(0.95)	(0.72)	(0.76)		(0.67)
Net asset value at end of year	$73.93	$70.03	$78.05	$47.16		$50.74
Market price at end of year(b)	$73.92	$70.16	$78.13	$47.33		$50.72
Net Asset Value Total Return(c)	7.33%	(9.16)%	67.43%	(5.52)%		8.85%
Market Price Total Return(c)	7.11%	(9.07)%	67.00%	(5.15)%		8.78%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$714,869	$329,824	$245,868	$23,578		$25,372
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.27	%(d)	0.25%
Expenses, prior to Waivers.	0.33%	0.31%	0.37%	0.56	%(d)	0.61%
Net investment income	1.46%	1.30%	1.17%	1.35	%(d)	1.36%
Portfolio turnover rate(e)	79%	83%	56%	130%		30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Financial Highlights–(continued)

Invesco S&P MidCap Value with Momentum ETF (XMVM)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$44.63	$46.41	$25.75	$32.38		$30.69
Net investment income(a)	0.83	0.64	0.38	0.54		0.84
Net realized and unrealized gain (loss) on investments	(2.10)	(1.79)	20.73	(6.49)		1.64
Total from investment operations	(1.27)	(1.15)	21.11	(5.95)		2.48
Distributions to shareholders from:
Net investment income	(0.80)	(0.63)	(0.45)	(0.68)		(0.79)
Net asset value at end of year	$42.56	$44.63	$46.41	$25.75		$32.38
Market price at end of year(b)	$42.50	$44.65	$46.51	$25.81		$32.36
Net Asset Value Total Return(c)	(2.78)%	(2.51)%	82.77%	(18.59)%		8.36%
Market Price Total Return(c)	(2.97)%	(2.67)%	82.75%	(18.34)%		8.30%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$170,228	$257,070	$132,722	$45,060		$51,809
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.40	%(d)	0.39%
Expenses, prior to Waivers	0.40%	0.39%	0.46%	0.44	%(d)	0.48%
Net investment income	1.88%	1.38%	1.09%	1.72	%(d)	2.73%
Portfolio turnover rate(e)	76%	76%	78%	128%		49%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Financial Highlights–(continued)

Invesco S&P SmallCap Momentum ETF (XSMO)

	Years Ended April 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of year	$48.07	$51.21	$32.48	$37.29	$33.25
Net investment income(a)	0.66	0.26	0.24	0.34	0.13
Net realized and unrealized gain (loss) on investments	(3.25)	(3.20)	18.77	(4.71)	4.04
Total from investment operations	(2.59)	(2.94)	19.01	(4.37)	4.17
Distributions to shareholders from:
Net investment income	(0.66)	(0.20)	(0.28)	(0.44)	(0.13)
Net asset value at end of year	$44.82	$48.07	$51.21	$32.48	$37.29
Market price at end of year(b)	$44.77	$48.05	$51.16	$32.56	$37.31
Net Asset Value Total Return(c)	(5.38)%	(5.78)%	58.74%	(11.70)%	12.55%
Market Price Total Return(c)	(5.45)%	(5.72)%	58.20%	(11.53)%	12.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$177,922	$145,652	$171,548	$74,694	$89,495
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.37%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.42%	0.37%	0.40%	0.40%	0.44%
Net investment income	1.40%	0.48%	0.53%	0.92%	0.37%
Portfolio turnover rate(d)	125%	147%	132%	180%	44%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Financial Highlights–(continued)

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$50.04	$49.21	$22.95	$30.31		$30.37
Net investment income(a)	0.68	0.74	0.38	0.51		0.58
Net realized and unrealized gain (loss) on investments	(5.91)	0.84 (b)	26.23	(7.27)		0.03
Total from investment operations	(5.23)	1.58	26.61	(6.76)		0.61
Distributions to shareholders from:
Net investment income	(0.73)	(0.75)	(0.35)	(0.60)		(0.67)
Net asset value at end of year	$44.08	$50.04	$49.21	$22.95		$30.31
Market price at end of year(c)	$44.07	$50.03	$49.27	$22.92		$30.30
Net Asset Value Total Return(d)	(10.46)%	3.18%	116.75%	(22.43)%		2.13%
Market Price Total Return(d)	(10.47)%	3.04%	117.30%	(22.51)%		2.00%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$612,331	$711,075	$259,319	$52,778		$78,794
Ratio to average net assets of:
Expenses, after Waivers	0.36%	0.36%	0.39%	0.40	%(e)	0.39%
Expenses, prior to Waivers	0.36%	0.36%	0.41%	0.40	%(e)	0.44%
Net investment income	1.44%	1.41%	1.11%	1.73	%(e)	1.88%
Portfolio turnover rate(f)	86%	73%	75%	136%		52%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timingof shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Financial Highlights–(continued)

Invesco Zacks Mid-Cap ETF (CZA)

	Years Ended April 30,
	2023	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$89.72	$88.94	$57.49	$70.67		$64.70
Net investment income(a)	1.06	1.06	0.83	1.03		0.90
Net realized and unrealized gain (loss) on investments	(2.78)	0.57	31.70	(13.14)		5.82
Total from investment operations	(1.72)	1.63	32.53	(12.11)		6.72
Distributions to shareholders from:
Net investment income	(1.52)	(0.85)	(1.08)	(1.07)		(0.75)
Net asset value at end of year	$86.48	$89.72	$88.94	$57.49		$70.67
Market price at end of year(b)	$86.48	$89.97	$88.93	$57.59		$70.75
Net Asset Value Total Return(c)	(1.93)%	1.82%	56.93%	(17.51)%		10.68%
Market Price Total Return(c)	(2.20)%	2.12%	56.65%	(17.46)%		10.72%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$198,895	$211,735	$226,798	$232,835		$265,019
Ratio to average net assets of:
Expenses, after Waivers	0.72%	0.74%	0.69%	0.65	%(d)(e)	0.65	%(d)
Expenses, prior to Waivers	0.72%	0.74%	0.69%	0.68	%(d)(e)	0.70	%(d)
Net investment income	1.20%	1.16%	1.18%	1.46	%(e)	1.36%
Portfolio turnover rate(f)	122%	121%	162%	144%		170%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Financial Highlights–(continued)

Invesco Zacks Multi-Asset Income ETF (CVY)

	Years Ended April 30,
	2023		2022		2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of year	$22.65		$24.06		$15.82	$22.25		$21.87
Net investment income(a)(b)	0.95		0.67		0.65	0.77		0.81
Net realized and unrealized gain (loss) on investments	(0.94)		(1.44)		8.20	(6.45)		0.38
Total from investment operations	0.01		(0.77)		8.85	(5.68)		1.19
Distributions to shareholders from:
Net investment income	(1.20)		(0.64)		(0.61)	(0.75)		(0.81)
Net asset value at end of year	$21.46		$22.65		$24.06	$15.82		$22.25
Market price at end of year(c)	$21.48		$22.61		$24.08	$15.84		$22.27
Net Asset Value Total Return(d)	0.28%		(3.30)%		57.19%	(25.93)%		5.67%
Market Price Total Return(d)	0.56%		(3.54)%		57.13%	(25.91)%		5.76%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$96,175		$114,150		$133,536	$125,007		$229,220
Ratio to average net assets of:
Expenses, after Waivers	0.73	%(e)	0.73	%(e)	0.73%	0.65	%(e)(f)	0.65	%(e)
Expenses, prior to Waivers	0.73	%(e)	0.74	%(e)	0.73%	0.69	%(e)(f)	0.71	%(e)
Net investment income(b)	4.37%		2.77%		3.48%	3.64	%(f)	3.71%
Portfolio turnover rate(g)	142%		161%		176%	203%		196%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2023

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Dynamic Large Cap Growth ETF (PWB)	“Dynamic Large Cap Growth ETF”

Invesco Dynamic Large Cap Value ETF (PWV)	“Dynamic Large Cap Value ETF”

Invesco S&P 100 Equal Weight ETF (EQWL)	“S&P 100 Equal Weight ETF”

Invesco S&P 500 GARP ETF (SPGP)	“S&P 500 GARP ETF”

Invesco S&P 500 Value with Momentum ETF (SPVM)	“S&P 500 Value with Momentum ETF”

Invesco S&P MidCap Momentum ETF (XMMO)	“S&P MidCap Momentum ETF”

Invesco S&P MidCap Quality ETF (XMHQ)	“S&P MidCap Quality ETF”

Invesco S&P MidCap Value with Momentum ETF (XMVM)	“S&P MidCap Value with Momentum ETF”

Invesco S&P SmallCap Momentum ETF (XSMO)	“S&P SmallCap Momentum ETF”

Invesco S&P SmallCap Value with Momentum ETF (XSVM)	“S&P SmallCap Value with Momentum ETF”

Invesco Zacks Mid-Cap ETF (CZA)	“Zacks Mid-Cap ETF”

Invesco Zacks Multi-Asset Income ETF (CVY)	“Zacks Multi-Asset Income ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Dynamic Large Cap Growth ETF	Dynamic Large Cap Growth Intellidex® Index

Dynamic Large Cap Value ETF	Dynamic Large Cap Value Intellidex® Index

S&P 100 Equal Weight ETF	S&P 100® Equal Weight Index

S&P 500 GARP ETF	S&P 500® GARP Index

S&P 500 Value with Momentum ETF	S&P 500® High Momentum Value Index

S&P MidCap Momentum ETF	S&P MidCap 400® Momentum Index

S&P MidCap Quality ETF	S&P MidCap 400® Quality Index

S&P MidCap Value with Momentum ETF	S&P MidCap 400® High Momentum Value Index

S&P SmallCap Momentum ETF	S&P SmallCap 600® Momentum Index

S&P SmallCap Value with Momentum ETF	S&P SmallCap 600® High Momentum Value Index

Zacks Mid-Cap ETF	Zacks Mid-Cap Core Index

Zacks Multi-Asset Income ETF	Zacks Multi-Asset Income Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

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A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value. Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in

77

interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly (except for Zacks Mid-Cap ETF, which declares and pays dividends from net investment income, if any, to shareholders annually) and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax

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benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - Certain Funds are subject to foreign withholding tax imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. Certain Funds may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. Certain Funds will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign tax reclaims on the Statements of Assets and Liabilities. There is no guarantee that a Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statements of Operations, and any related interest is included in Unaffiliated interest income. Certain Funds may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are excluded from the unitary management fee and are reflected on the Statements of Operations as Professional fees, if any. In the event tax refunds received by a Fund during the fiscal year exceed the foreign withholding taxes paid by a Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended April 30, 2023, the Funds did not enter into any closing agreements.

G.

Expenses - Each Fund is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust or the Adviser (an “Interested Trustee”), or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with

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respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a securities lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended April 30, 2023, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount
Dynamic Large Cap Growth ETF	$3,450
Dynamic Large Cap Value ETF	1,475
S&P 100 Equal Weight ETF	639
S&P 500 GARP ETF	6,097
S&P 500 Value with Momentum ETF	9
S&P MidCap Momentum ETF	7,675
S&P MidCap Quality ETF	7,968
S&P MidCap Value with Momentum ETF	3,266
S&P SmallCap Momentum ETF	2,002
S&P SmallCap Value with Momentum ETF	10,278
Zacks Mid-Cap ETF	8,021
Zacks Multi-Asset Income ETF	17,900

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

L.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption

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orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Growth Risk. For certain Funds, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Growth securities typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Investment in Investment Companies Risk. Investing in other investment companies, including exchange-traded funds (“ETFs”) and closed-end funds, subjects a Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, a Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests. Investments in another ETF or closed-end fund are subject to, among other risks, the risk that the ETF’s or closed-end fund’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the fund’s shares.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

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Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If a Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Value Investing Risk. For certain Funds, value securities are subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each of S&P 500 GARP ETF, S&P 500 Value with Momentum ETF, S&P MidCap Momentum ETF, S&P MidCap Value with Momentum ETF, S&P SmallCap Momentum ETF and S&P SmallCap Value with Momentum ETF accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets. Each of S&P 100 Equal Weight ETF and S&P MidCap Quality ETF accrues daily and pays monthly to the Adviser an annual fee of 0.25% of the Fund’s average daily net assets. Each of Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, Zacks Mid-Cap ETF, and Zacks Multi-Asset Income ETF accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each of S&P 500 GARP ETF, S&P 500 Value with Momentum ETF, S&P MidCap Momentum ETF, S&P MidCap Value with Momentum ETF, S&P SmallCap

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Momentum ETF and S&P SmallCap Value with Momentum ETF from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2025. The Expense Cap for each of S&P 100 Equal Weight ETF and S&P MidCap Quality ETF is 0.25% of the Fund’s average daily net assets per year, through at least August 31, 2025. The Expense Cap for each of Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, Zacks Mid-Cap ETF, and Zacks Multi-Asset Income ETF is 0.60% of the Fund’s average daily net assets per year through at least August 31, 2025, and sub-licensing fees are excluded from the expenses subject to the Expense Cap for these Funds in addition to the excluded expenses above. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2025. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the fiscal year ended April 30, 2023 under this Expense Cap for Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, S&P 500 GARP ETF, S&P MidCap Momentum ETF, S&P SmallCap Value with Momentum ETF and Zacks Mid-Cap ETF.

Further, through at least August 31, 2025, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2023, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Large Cap Growth ETF	$169
Dynamic Large Cap Value ETF	522
S&P 100 Equal Weight ETF	159,108
S&P 500 GARP ETF	1,352
S&P 500 Value with Momentum ETF	64,821
S&P MidCap Momentum ETF	459
S&P MidCap Quality ETF	288,507
S&P MidCap Value with Momentum ETF	20,333
S&P SmallCap Momentum ETF	43,912
S&P SmallCap Value with Momentum ETF	378
Zacks Mid-Cap ETF	201
Zacks Multi-Asset Income ETF	1,259

The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2023 are as follows:

	Total Potential Recapture Amounts

		Potential Recapture Amounts Expiring
		4/30/24	4/30/25	4/30/26
S&P 100 Equal Weight ETF	$365,007	$102,337	$103,638	$159,032
S&P 500 Value with Momentum ETF	161,493	58,042	38,697	64,754
S&P MidCap Quality ETF	593,857	120,587	185,234	288,036
S&P MidCap Value with Momentum ETF	42,517	22,390	-	20,127
S&P SmallCap Momentum ETF	55,532	12,069	-	43,463
Zacks Multi-Asset Income ETF	20,266	-	9,144	11,122

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Dynamic Large Cap Growth ETF	ICE Data Indices, LLC
Dynamic Large Cap Value ETF	ICE Data Indices, LLC
S&P 100 Equal Weight ETF	S&P Dow Jones Indices LLC
S&P 500 GARP ETF	S&P Dow Jones Indices LLC
S&P 500 Value with Momentum ETF	S&P Dow Jones Indices LLC
S&P MidCap Momentum ETF	S&P Dow Jones Indices LLC
S&P MidCap Quality ETF	S&P Dow Jones Indices LLC
S&P MidCap Value with Momentum ETF	S&P Dow Jones Indices LLC
S&P SmallCap Momentum ETF	S&P Dow Jones Indices LLC
S&P SmallCap Value with Momentum ETF	S&P Dow Jones Indices LLC
Zacks Mid-Cap ETF	Zacks Investment Research, Inc.
Zacks Multi-Asset Income ETF	Zacks Investment Research, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2023, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Dynamic Large Cap Growth ETF	$44,582
Dynamic Large Cap Value ETF	107,087
S&P 100 Equal Weight ETF	2,927
S&P 500 GARP ETF	71,698
S&P 500 Value with Momentum ETF	3,764
S&P MidCap Momentum ETF	95,288
S&P MidCap Quality ETF	39,619
S&P MidCap Value with Momentum ETF	59,681
S&P SmallCap Momentum ETF	58,369
S&P SmallCap Value with Momentum ETF	32,379
Zacks Mid-Cap ETF	69,869
Zacks Multi-Asset Income ETF	53,389

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold—affiliated broker and/or payable caption Investments purchased—affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Invesco ETF from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7.

For the fiscal year ended April 30, 2023, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*
S&P MidCap Momentum ETF	$-	$125,479,160	$10,479,776
S&P MidCap Quality ETF	-	12,949,699	3,656,469
S&P MidCap Value with Momentum ETF	-	3,019,655	1,279,469
S&P SmallCap Momentum ETF	-	1,178,591	(205,845)
S&P SmallCap Value with Momentum ETF	-	4,406,716	308,272

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

84

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

 Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2023, for each Fund (except for Dynamic Large Cap Value ETF and S&P 500 Value with Momentum ETF). As of April 30, 2023, all of the securities in Dynamic Large Cap Value ETF and S&P 500 Value with Momentum ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Dynamic Large Cap Growth ETF
Investments in Securities
Common Stocks & Other Equity Interests	$604,053,421	$-	$-	$604,053,421
Money Market Funds	158,266	24,049,803	-	24,208,069

Total Investments	$604,211,687	$24,049,803	$-	$628,261,490

S&P 100 Equal Weight ETF
Investments in Securities
Common Stocks & Other Equity Interests	$217,979,019	$-	$ -	$217,979,019
Money Market Funds	17,471	14,801,839	-	14,819,310

Total Investments	$217,996,490	$14,801,839	$ -	$232,798,329

S&P 500 GARP ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,866,236,114	$-	$ -	$2,866,236,114
Money Market Funds	-	197,684,373	-	197,684,373

Total Investments	$2,866,236,114	$197,684,373	$ -	$3,063,920,487

S&P MidCap Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,052,648,001	$-	$ -	$1,052,648,001
Money Market Funds	333,211	99,329,936	-	99,663,147

Total Investments	$1,052,981,212	$99,329,936	$ -	$1,152,311,148

S&P MidCap Quality ETF
Investments in Securities
Common Stocks & Other Equity Interests	$714,400,037	$-	$ -	$714,400,037
Money Market Funds	547,107	105,680,747	-	106,227,854

Total Investments	$714,947,144	$105,680,747	$ -	$820,627,891

S&P MidCap Value with Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$170,105,330	$-	$ -	$170,105,330
Money Market Funds	234,059	35,872,092	-	36,106,151

Total Investments	$170,339,389	$35,872,092	$ -	$206,211,481

85

	Level 1	Level 2	Level 3	Total
S&P SmallCap Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$177,933,509	$-	$ -	$177,933,509
Money Market Funds	243,605	41,325,934	-	41,569,539

Total Investments	$178,177,114	$41,325,934	$ -	$219,503,048

S&P SmallCap Value with Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$612,501,119	$-	$ -	$612,501,119
Money Market Funds	29,495	117,351,093	-	117,380,588

Total Investments	$612,530,614	$117,351,093	$ -	$729,881,707

Zacks Mid-Cap ETF
Investments in Securities
Common Stocks & Other Equity Interests	$198,956,091	$-	$ -	$198,956,091
Money Market Funds	205,195	7,992,532	-	8,197,727

Total Investments	$199,161,286	$7,992,532	$ -	$207,153,818

Zacks Multi-Asset Income ETF
Investments in Securities
Common Stocks & Other Equity Interests	$76,589,273	$-	$ 0	$76,589,273
Preferred Stocks	9,629,192	-	-	9,629,192
Closed-End Funds	9,593,068	-	-	9,593,068
Money Market Funds	419,085	14,279,492	-	14,698,577

Total Investments	$96,230,618	$14,279,492	$ 0	$110,510,110

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2023 and 2022:

	2023	2022
	Ordinary Income*	Ordinary Income*
Dynamic Large Cap Growth ETF	$2,438,421	$365,218
Dynamic Large Cap Value ETF	19,146,951	15,751,004
S&P 100 Equal Weight ETF	3,066,329	2,001,177
S&P 500 GARP ETF	20,629,556	5,341,272
S&P 500 Value with Momentum ETF	1,302,225	604,427
S&P MidCap Momentum ETF	15,255,789	5,860,692
S&P MidCap Quality ETF	5,571,866	3,640,191
S&P MidCap Value with Momentum ETF	3,875,612	2,951,914
S&P SmallCap Momentum ETF	2,369,992	643,957
S&P SmallCap Value with Momentum ETF	10,428,984	7,211,062
Zacks Mid-Cap ETF	3,585,713	2,026,356
Zacks Multi-Asset Income ETF	5,592,580	3,371,434

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Dynamic Large Cap Growth ETF	$-	$(94,220)	$36,820,182	$(260,225,682)	$827,440,254	$603,940,534
Dynamic Large Cap Value ETF	1,415,673	(979,867)	(1,124,884)	(499,498,022)	1,274,924,760	774,737,660
S&P 100 Equal Weight ETF	283,213	(46,792)	5,159,505	(6,725,742)	219,498,024	218,168,208
S&P 500 GARP ETF	1,498,688	(45,587)	48,768,317	(203,014,952)	3,019,998,608	2,867,205,074
S&P 500 Value with Momentum ETF	35,538	(35,797)	(2,850,099)	(21,214,861)	66,063,418	41,998,199

86

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P MidCap Momentum ETF	$25,420	$(67,724)	$64,850,538	$(314,440,608)	$1,302,686,139	$1,053,053,765
S&P MidCap Quality ETF	3,546	(45,844)	39,603,800	(57,324,616)	732,631,746	714,868,632
S&P MidCap Value with Momentum ETF	64,440	(49,113)	(4,066,029)	(61,127,435)	235,406,580	170,228,443
S&P SmallCap Momentum ETF	117,490	(47,658)	5,808,149	(89,245,501)	261,289,575	177,922,055
S&P SmallCap Value with Momentum ETF	-	(53,341)	(15,842,753)	(197,326,409)	825,553,650	612,331,147
Zacks Mid-Cap ETF	285,762	(7,952)	(1,071,401)	(135,222,468)	334,911,549	198,895,490
Zacks Multi-Asset Income ETF	480,079	(1,450,828)	(5,770,002)	(446,329,336)	549,245,435	96,175,348

    Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Funds have capital loss carryforwards as of April 30, 2023, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Dynamic Large Cap Growth ETF	$260,225,682	$-	$260,225,682

Dynamic Large Cap Value ETF	428,723,368	70,774,654	499,498,022

S&P 100 Equal Weight ETF	2,791,682	3,934,060	6,725,742

S&P 500 GARP ETF	170,859,940	32,155,012	203,014,952

S&P 500 Value with Momentum ETF	15,398,064	5,816,797	21,214,861

S&P MidCap Momentum ETF	314,440,608	-	314,440,608

S&P MidCap Quality ETF	50,951,381	6,373,235	57,324,616

S&P MidCap Value with Momentum ETF	46,994,702	14,132,733	61,127,435

S&P SmallCap Momentum ETF	81,868,636	7,376,865	89,245,501

S&P SmallCap Value with Momentum ETF	150,033,586	47,292,823	197,326,409

Zacks Mid-Cap ETF	125,030,538	10,191,930	135,222,468

Zacks Multi-Asset Income ETF	368,533,316	77,796,020	446,329,336

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2023, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Dynamic Large Cap Growth ETF	$724,139,089	$722,008,392

Dynamic Large Cap Value ETF	837,535,584	833,599,409

S&P 100 Equal Weight ETF	25,456,132	25,517,922

S&P 500 GARP ETF	848,253,242	832,941,365

S&P 500 Value with Momentum ETF	38,440,293	38,417,176

S&P MidCap Momentum ETF	1,278,761,743	1,277,574,459

S&P MidCap Quality ETF	300,298,455	300,365,354

S&P MidCap Value with Momentum ETF	160,413,533	160,680,201

S&P SmallCap Momentum ETF	204,727,707	204,428,961

S&P SmallCap Value with Momentum ETF	589,586,829	585,406,686

Zacks Mid-Cap ETF	253,223,060	253,581,324

Zacks Multi-Asset Income ETF	147,119,493	148,271,563

87

    For the fiscal year ended April 30, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

Dynamic Large Cap Growth ETF	$145,381,612	$170,756,219

Dynamic Large Cap Value ETF	400,208,277	412,496,840

S&P 100 Equal Weight ETF	113,965,320	19,481,136

S&P 500 GARP ETF	2,723,559,274	706,472,012

S&P 500 Value with Momentum ETF	32,326,926	43,680,547

S&P MidCap Momentum ETF	330,256,428	87,754,031

S&P MidCap Quality ETF	403,651,194	42,881,215

S&P MidCap Value with Momentum ETF	33,470,464	107,701,573

S&P SmallCap Momentum ETF	82,882,848	36,461,026

S&P SmallCap Value with Momentum ETF	228,992,769	235,554,622

Zacks Mid-Cap ETF	12,660,357	17,497,571

Zacks Multi-Asset Income ETF	4,795,106	16,224,712

    Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of     April 30, 2023, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

Dynamic Large Cap Growth ETF	$57,121,551	$(20,301,369)	$36,820,182	$591,441,308

Dynamic Large Cap Value ETF	36,230,285	(37,355,169)	(1,124,884)	775,713,804

S&P 100 Equal Weight ETF	17,179,303	(12,019,798)	5,159,505	227,638,824

S&P 500 GARP ETF	198,588,005	(149,819,688)	48,768,317	3,015,152,170

S&P 500 Value with Momentum ETF	845,845	(3,695,944)	(2,850,099)	44,875,340

S&P MidCap Momentum ETF	87,656,531	(22,805,993)	64,850,538	1,087,460,610

S&P MidCap Quality ETF	59,066,185	(19,462,385)	39,603,800	781,024,091

S&P MidCap Value with Momentum ETF	10,874,516	(14,940,545)	(4,066,029)	210,277,510

S&P SmallCap Momentum ETF	15,174,826	(9,366,677)	5,808,149	213,694,899

S&P SmallCap Value with Momentum ETF	52,158,493	(68,001,246)	(15,842,753)	745,724,460

Zacks Mid-Cap ETF	10,955,387	(12,026,788)	(1,071,401)	208,225,219

Zacks Multi-Asset Income ETF	5,632,608	(11,402,610)	(5,770,002)	116,280,112

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, PFIC reclasses and in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2023, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Dynamic Large Cap Growth ETF	$102,416	$(19,542,525)	$19,440,109

Dynamic Large Cap Value ETF	(817,718)	(54,113,305)	54,931,023

S&P 100 Equal Weight ETF	-	(5,087,448)	5,087,448

S&P 500 GARP ETF	-	(62,462,061)	62,462,061

S&P 500 Value with Momentum ETF	270	(5,224,126)	5,223,856

S&P MidCap Momentum ETF	-	(8,887,266)	8,887,266

S&P MidCap Quality ETF	122	(2,619,935)	2,619,813

S&P MidCap Value with Momentum ETF	-	(5,033,600)	5,033,600

S&P SmallCap Momentum ETF	-	(3,698,265)	3,698,265

S&P SmallCap Value with Momentum ETF	672,930	(27,011,376)	26,338,446

Zacks Mid-Cap ETF	437,650	(1,102,484)	664,834

Zacks Multi-Asset Income ETF	1,114,205	(1,883,539)	769,334

88

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Interested Trustee does not receive any Trustees’ fees.

    The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

    To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

    Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

89

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Quality ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Quality ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF (twelve of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023, and each of the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 26, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

90

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2022 through April 30, 2023.

In addition to the fees and expenses which the Invesco Zacks Multi-Asset Income ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transaction costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Dynamic Large Cap Growth ETF (PWB)

Actual	$1,000.00	$1,067.30	0.56%	$2.87

Hypothetical (5% return before expenses)	1,000.00	1,022.02	0.56	2.81
Invesco Dynamic Large Cap Value ETF (PWV)
Actual	1,000.00	999.10	0.56	2.78
Hypothetical (5% return before expenses)	1,000.00	1,022.02	0.56	2.81
Invesco S&P 100 Equal Weight ETF (EQWL)
Actual	1,000.00	1,081.50	0.25	1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.55	0.25	1.25
Invesco S&P 500 GARP ETF (SPGP)
Actual	1,000.00	1,057.10	0.34	1.73
Hypothetical (5% return before expenses)	1,000.00	1,023.11	0.34	1.71

91

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500 Value with Momentum ETF (SPVM)
Actual	$1,000.00	$ 969.30	0.39%	$1.90
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco S&P MidCap Momentum ETF (XMMO)
Actual	1,000.00	968.60	0.34	1.66
Hypothetical (5% return before expenses)	1,000.00	1,023.11	0.34	1.71
Invesco S&P MidCap Quality ETF (XMHQ)
Actual	1,000.00	1,069.00	0.25	1.28
Hypothetical (5% return before expenses)	1,000.00	1,023.55	0.25	1.25
Invesco S&P MidCap Value with Momentum ETF (XMVM)
Actual	1,000.00	973.60	0.39	1.91
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco S&P SmallCap Momentum ETF (XSMO)
Actual	1,000.00	912.20	0.39	1.85
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco S&P SmallCap Value with Momentum ETF (XSVM)
Actual	1,000.00	940.40	0.38	1.83
Hypothetical (5% return before expenses)	1,000.00	1,022.91	0.38	1.91
Invesco Zacks Mid-Cap ETF (CZA)
Actual	1,000.00	1,014.80	0.70	3.50
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51
Invesco Zacks Multi-Asset Income ETF (CVY)
Actual	1,000.00	1,028.50	0.73	3.67
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.73	3.66

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2023. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

92

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2023:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco Dynamic Large Cap Growth ETF	0%	100%	100%	0%	0%
Invesco Dynamic Large Cap Value ETF	0%	100%	100%	0%	0%
Invesco S&P 100 Equal Weight ETF	0%	100%	100%	0%	0%
Invesco S&P 500 GARP ETF	0%	100%	100%	0%	0%
Invesco S&P 500 Value with Momentum ETF	0%	100%	100%	0%	0%
Invesco S&P MidCap Momentum ETF	0%	100%	100%	0%	0%
Invesco S&P MidCap Quality ETF	0%	100%	100%	0%	0%
Invesco S&P MidCap Value with Momentum ETF	0%	100%	100%	0%	0%
Invesco S&P SmallCap Momentum ETF	0%	100%	100%	0%	0%
Invesco S&P SmallCap Value with Momentum ETF	7%	93%	91%	0%	0%
Invesco Zacks Mid-Cap ETF	0%	100%	100%	0%	0%
Invesco Zacks Multi-Asset Income ETF	2%	66%	45%	0%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

93

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2023

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	216	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Formerly, Assistant Professor of Business, Trinity Christian College (2010-2016); Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007- 2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	216	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

94

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019

President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director,

First Eagle Alternative Credit LLC

(2020-Present); Advisory Board

Member, Massachusetts Institute of Technology Lincoln Laboratory

(federally-funded research

development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory

(2013-Present); formerly, Director,

The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development)

(2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair

(2015-2016), Lead Director

(2011-2015) and Director

(2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer

(1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff

(2005-2007); first NATO Supreme

Allied Commander Transformation

(2003-2005); Commander, U.S. Joint Forces Command (2002-2005).

				216	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

95

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	216

Trustee Emerita

(2017-Present), Trustee (2000-2017) and Chair

(2010-2017),

Newberry Library; Trustee, Chikaming Open Lands

(2014-Present); Member (2002- Present), Rockefeller Trust Committee; formerly, Trustee, Mather LifeWays (2001-2021);

Trustee, certain funds in the Oppenheimer Funds complex

(2012-2019); Board Chair (2008-2015)

and Director

(2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment

Committee Chair (1994-1999) and Investment

Committee member (2007-2010),

Wellesley College; Trustee, BoardSource (2006-2009);

Trustee, Chicago City Day School

(1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

96

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	216	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	216	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

97

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	216	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

98

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	216	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	216	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

99

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

100

Trustees and Officers–(continued)

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); formerly, Vice President, Invesco Indexing LLC (2020-2022); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	216	None

*	These are the dates the Interested Trustee began serving the Trust in her current positions. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

101

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008- 2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager (2020-Present) and Secretary (2022-Present), Invesco Indexing LLC; Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

102

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014- Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

103

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

104

Approval of Investment Advisory Contracts

At a meeting held on April 18, 2023, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco MSCI Sustainable Future ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2022, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration

105

Approval of Investment Advisory Contracts–(continued)

statement. The Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on its review, the Board concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2025, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF,

106

Approval of Investment Advisory Contracts–(continued)

Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF	X		X
Invesco DWA Consumer Cyclicals Momentum ETF	X		X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF	X		X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF	X		X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF			X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X

107

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF			X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		X	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X

108

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF			X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF			X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		X	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have any open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF’s, Invesco Dynamic Oil & Gas ETF’s, Invesco S&P Spin-Off ETF’s, Invesco Global Listed Private Equity ETF’s, Invesco Zacks Mid-Cap ETF’s and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to that of Invesco FTSE RAFI US 1000 ETF. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

109

Approval of Investment Advisory Contracts–(continued)

Based on all of the information provided, the Board determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser regarding its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. With respect to the Adviser’s profitability information, the Trustees considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Trustees noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as the Adviser’s. Based on the information provided, the Board concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of the Fund’s shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees also noted that the Adviser has reduced advisory fees for the Invesco ETFs numerous times since 2011, including through permanent advisory fee reductions and various advisory fee waivers. The Board considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser is not a party to any soft-dollar, commission recapture or directed brokerage arrangements with respect to the Funds. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees from affiliated money market cash management vehicles and fees as the Funds’ securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

110

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2023 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-5	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended April 30, 2023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2023	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2022
Audit Fees	$935,080	$915,600
Audit-Related Fees	$0	$0
Tax Fees(1)	$968,126	$995,966
All Other Fees	$0	$0

Total Fees	$1,903,206	$1,911,566

(1)

Tax Fees for the fiscal years ended April 30, 2023 and 2022 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,074,000	$760,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$1,074,000	$760,000

(1)	Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018

Effective Date	June 26, 2009

Amended Dates	March 12, 2015 and June 15, 2018

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $6,738,000 for the fiscal year ended April 30, 2023 and $5,699,000 for the fiscal year ended April 30, 2022 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $8,780,126 for the fiscal year ended April 30, 2023 and $7,454,966 for the fiscal year ended April 30, 2022.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $33 million and non-audit services of approximately $19 million for the fiscal year ended 2023. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PwC advised the Registrant’s Audit Committee of the following matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner held financial interests directly in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting the matter to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the financial interest was not material to the net worth of the individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holding until after the matter was confirmed to be an independence exception In addition, PwC considered that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violation would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date: July 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date: July 6, 2023

By:	/s/ Kelli Gallegos
Name:	Kelli Gallegos
Title:	Treasurer

Date: July 6, 2023